As filed with the Securities and Exchange Commission on April 14, 2016

Securities Act File No. 002-74452
Investment Company Act File No. 811-03290

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES	|X|
ACT OF 1933
Pre-Effective Amendment No.	|_|
Post-Effective Amendment No. 81	|X|
and/or
REGISTRATION STATEMENT UNDER THE	|X|
INVESTMENT COMPANY ACT OF 1940
Amendment No. 82	|X|

(Check appropriate box or boxes)

BlackRock Variable Series Funds, Inc.
(Exact Name of Registrant as Specified in Charter)

100 Bellevue Parkway
Wilmington, Delaware 19809
(Address of Principal Executive Office)
Registrant’s Telephone Number, including Area Code: (800) 441-7762

John M. Perlowski
BlackRock Variable Series Funds, Inc.
55 East 52nd Street, New York, New York 10055
(Name and Address of Agent for Service)

Copies to:

Counsel for the Fund:	Benjamin Archibald, Esq.
Margery K. Neale, Esq.	BlackRock Advisors, LLC
Willkie Farr & Gallagher LLP	55 East 52nd Street
787 Seventh Avenue	New York, New York 10055
New York, New York 10019-6099

It is proposed that this filing will become effective (check appropriate box)

|_|	immediately upon filing pursuant to paragraph (b)

|X|	on May 1, 2016 pursuant to paragraph (b)

|_|	60 days after filing pursuant to paragraph (a)(1)

|_|	on (date) pursuant to paragraph (a)(1)

|_|	75 days after filing pursuant to paragraph (a)(2)

|_|	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

|_|	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Common Stock, par value, $0.10 per share.

BlackRock Cayman Global Allocation V.I. Fund I, Ltd., iShares Alternative Strategies V.I. Fund (Cayman) and iShares Dynamic Allocation V.I. Fund (Cayman) have also executed this registration statement.

MAY 1, 2016

PROSPECTUS

BlackRock Variable Series Funds, Inc.

>	BlackRock Basic Value V.I. Fund (Class I, Class II, Class III)

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • No Bank Guarantee • May Lose Value

	BlackRock Basic Value V.I. Fund

Fund Overview
Key facts and details about the Fund listed in this prospectus, including investment objectives, principal investment strategies, principal risk factors, fee and expense information, and historical performance information

	Investment Objective	3
	Fees and Expenses of the Fund	3
	Principal Investment Strategies of the Fund	4
	Principal Risks of Investing in the Fund	4
	Performance Information	5
	Investment Manager	5
	Portfolio Managers	6
	Purchase and Sale of Fund Shares	6
	Tax Information	6
	Payments to Broker/Dealers and Other Financial Intermediaries	6

Details About the Fund	How the Fund Invests	7
	Investment Risks	9
	Financial Highlights	15

Account Information	The Insurance Companies	I-2
	How to Buy and Sell Shares	I-3

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	I-5
	Portfolio Manager Information	I-12
	Conflicts of Interest	I-18
	Valuation of Fund Investments	I-19
	Dividends and Taxes	I-20

General Information	Shareholder Documents	I-22
	Certain Fund Policies	I-22
	Statement of Additional Information	I-22

Glossary	Glossary	I-23

For More Information	Funds and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock Basic Value V.I. Fund

Investment Objective

The investment objective of the BlackRock Basic Value V.I. Fund (the “Fund”) is to seek capital appreciation and, secondarily, income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your variable annuity or insurance contract (the “Contract”) prospectus for information on the separate account fees and expenses associated with your Contract.

Shareholder Fees (fees paid directly from your investment)

The Fund is not subject to any shareholder fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I Shares	Class II Shares	Class III Shares
Management Fees	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.26%	0.27%	0.28%
Total Annual Fund Operating Expenses	0.86%	1.02%	1.13%
Fee Waivers and/or Expense Reimbursements[1]	(0.13)%	(0.12)%	(0.12)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.73%	0.90%	1.01%

[1]	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock Advisors, LLC has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25% (for Class I Shares), 1.40% (for Class II Shares), and 1.50% (for Class III Shares) of average daily net assets through April 30, 2017. BlackRock Advisors, LLC has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.06% (for Class I Shares), 0.08% (for Class II Shares), and 0.09% (for Class III Shares) of average daily net assets through April 30, 2017. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Contract. See the Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$75	$261	$464	$1,049
Class II Shares	$92	$313	$552	$1,237
Class III Shares	$103	$347	$611	$1,364

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

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Principal Investment Strategies of the Fund

The Fund invests primarily in equity securities that Fund management believes are undervalued, which means that their prices are less than Fund management believes they are worth. Fund management places particular emphasis on companies with below average price/earnings ratios that may pay above average dividends. The Fund invests primarily in common stock of U.S. companies, but the Fund may invest up to 25% of its total assets in the securities of foreign companies. The Fund focuses primarily on companies with market capitalizations of over $5 billion. Market capitalization is the number of shares of a company’s stock, multiplied by the price per share of that stock. Market capitalization is a measure of a company’s size.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks of investing in the Fund.

■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
■	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

■	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
■	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
■	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
■	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
■	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
■	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
■	The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Fund’s investments.

■	Investment Style Risk — Because different kinds of stocks go in and out of favor depending on market conditions, the Fund’s performance may be better or worse than other funds with different investment styles (e.g., growth vs. value, large cap vs. small cap).
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Russell 1000® Value Index, which is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. As with all such investments, past performance is not an indication of future results. The bar chart and table do not reflect separate account fees and expenses. If they did, returns would be less than those shown. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Class I Shares
ANNUAL TOTAL RETURNS
BlackRock Basic Value V.I. Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 17.67% (quarter ended June 30, 2009) and the lowest return for a quarter was –20.47% (quarter ended December 31, 2008). The year-to-date return as of March 31, 2016 was 0.90%.

As of 12/31/15 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Basic Value V.I. Fund: Class I Shares	(5.95)%	9.69%	6.31%
BlackRock Basic Value V.I. Fund: Class II Shares	(6.07)%	9.52%	6.14%
BlackRock Basic Value V.I. Fund: Class III Shares	(6.15)%	9.40%	6.04%
Russell 1000® Value Index (Reflects no deduction for fees, expenses or taxes)	(3.83)%	11.27%	6.16%

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”).

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Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Bartlett Geer, CFA	2012	Managing Director of BlackRock, Inc.
Carrie King	2009	Managing Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

Shares of the Fund currently are sold either directly or indirectly (through other variable insurance funds) to separate accounts of insurance companies (the “Insurance Companies”) and certain accounts administered by the Insurance Companies (the “Accounts”) to fund benefits under the Contracts issued by the Insurance Companies. Shares of the Fund may be purchased or sold each day the New York Stock Exchange is open.

The Fund does not have any initial or subsequent investment minimums. However, your Contract may require certain investment minimums. See your Contract prospectus for more information.

Tax Information

Distributions made by the Fund to an Account, and exchanges and redemptions of Fund shares made by an Account, ordinarily do not cause the corresponding Contract holder to recognize income or gain for Federal income tax purposes. See the Contract prospectus for information regarding the Federal income tax treatment of the distributions to Accounts and the holders of the Contracts.

Payments to Broker/Dealers and Other Financial Intermediaries

BlackRock and its affiliates may make payments relating to distribution and sales support activities to the Insurance Companies and other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Insurance Company or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Visit your Insurance Company’s website, which may have more information.

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Details About the Fund

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the BlackRock Basic Value V.I. Fund (the “Fund”) and your rights as a shareholder.

How the Fund Invests

Investment Objective

The investment objective of the Fund is to seek capital appreciation and, secondarily, income.

Should the Board of Directors determine that the investment objective of the Fund should be changed, shareholders of the Fund will be given notice before any such change is effective. However, such change can be effected without shareholder approval.

Investment Process

In selecting securities, Fund management emphasizes companies that it believes are undervalued. Fund management may also determine a company is undervalued if its stock price is down because of temporary factors from which Fund management believes the company will recover.

Fund management believes that favorable changes in market prices are more likely to occur when:

■	Stocks are out of favor
■	Company earnings are depressed
■	Price/earnings ratios are relatively low
■	Investment expectations are limited
■	There is no general interest in a security or industry

On the other hand, Fund management believes that negative developments are more likely to occur when:

■	Investment expectations are generally high
■	Stock prices have advanced rapidly
■	Price/earnings ratios have been inflated
■	An industry or security continues to be popular among investors for a prolonged period of time

A stock’s price/earnings ratio is determined by dividing the price of a stock by its earnings per share. Fund management believes that stocks with relatively high price/earnings ratios are more vulnerable to price declines from unexpected adverse developments. At the same time, stocks with relatively low price/earnings ratios are more likely to benefit from favorable but generally unanticipated events. Thus, the Fund may invest a large part of its net assets in stocks that have weak research ratings.

The Fund may sell a security if, for example, the stock price increases to the high end of the range of its historical price-book value ratio or if the Fund determines that the issuer no longer meets the criteria Fund management has established for the purchase of such securities or if Fund management thinks there is a more attractive investment opportunity in the same category.

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Principal Investment Strategies

The Fund invests primarily in equity securities that Fund management believes are undervalued, which means that their prices are less than Fund management believes they are worth. Fund management places particular emphasis on companies with below average price/earnings ratios that may pay above average dividends. The Fund invests primarily in common stock of U.S. companies, but the Fund may invest up to 25% of its total assets in the securities of foreign companies. The Fund focuses primarily on companies with market capitalizations of over $5 billion.

Other Strategies

In addition to the principal strategies discussed above, the Fund may also invest or engage in the following investments/strategies:

■	Borrowing — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.
■	Convertible Securities — Convertible securities generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying stock.
■	Debt Securities — This includes fixed income securities issued by companies, as well as U.S. and foreign sovereign debt obligations. When choosing debt securities, Fund management considers various factors including the credit quality of issuers and yield analysis. The Fund may invest in debt securities that are rated investment grade of any maturity.
■	Derivative Transactions — The Fund may use derivatives to hedge its portfolio against market and currency risks or to gain exposure to equity markets. The Fund may also use derivatives to hedge its investment portfolio against interest rate risks or to seek to enhance its return. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gold), a currency or an index such as the Russell 1000 Value Index. The derivatives that the Fund may use include indexed and inverse securities, options on portfolio positions or currencies, financial and currency futures, options on such futures, forward foreign currency transactions and swaps.
■	Emerging Market Securities — The Fund concentrates its foreign exposure on established companies in developed countries. Although the Fund may invest in emerging markets or underdeveloped countries from time to time, the Fund does not speculate on such markets or countries.
■	Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale, such as Rule 144A securities. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.
■	Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange-traded funds (“ETFs”), unit investment trusts, and open-end and closed-end funds. The Fund may invest in affiliated investment companies, including affiliated money market funds and affiliated ETFs.
■	Securities Lending — The Fund may lend securities with a value up to 33 1⁄3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
■	Short-term Debt Securities — The Fund will normally invest a portion of its assets in short-term debt securities, such as commercial paper. As a temporary measure for defensive purposes, the Fund may invest in these securities without limitation. The Fund may also increase its investment in these securities when Fund management is unable to find enough attractive long term debt investments to reduce exposure to equity securities when Fund management believes it is advisable to do so, or to meet redemptions.
■	Standby Commitment Agreements — Standby commitment agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer.
■	When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

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ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by a team of financial professionals. Bartlett Geer, CFA and Carrie King are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

Investment Risks

This section contains a discussion of the general risks of investing in the Fund. The “Investment Objectives and Policies” section in the Statement of Additional Information (“SAI”) also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Principal Risks of Investing in the Fund:

Equity Securities Risk — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the

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imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

European Economic Risk — The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the Euro, the common currency of the European Union, and/ or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Investment Style Risk — Under certain market conditions, value investments have performed better during periods of economic recovery. Therefore, this investment style may over time go in and out of favor. At times when the investment style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Borrowing Risk — Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Debt Securities Risk — Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock Advisors, LLC (“BlackRock”) may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives may also expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Hedging Risk — When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.

Tax Risk — The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service.

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Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives may become subject to margin requirements when regulations are finalized. Implementation of such regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of swaps and other derivatives may increase the costs to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund. If the rule goes into effect, it could limit the ability of the Fund to invest or remain invested in derivatives. In addition, other future regulatory developments may impact the Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund itself is regulated. BlackRock cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Risks Specific to Certain Derivatives Used by the Fund

Swaps — Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange transactions are over the counter contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Indexed and Inverse Securities — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

Futures — Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Options — An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets may include those in countries considered emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully

12

develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the Investment Company Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of instruments. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Standby Commitment Agreements Risk — Standby commitment agreements involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a

13

greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$16.42	$17.44	$12.80	$11.43	$11.94
Net investment income[1]	0.24	0.25	0.22	0.22	0.19
Net realized and unrealized gain (loss)	(1.20)	1.51	4.65	1.38	(0.48)
Net increase (decrease) from investment operations	(0.96)	1.76	4.87	1.60	(0.29)
Distributions:[2]
From net investment income	(0.25)	(0.27)	(0.23)	(0.23)	(0.22)
From net realized gain	(1.85)	(2.51)	—	—	—
Total distributions	(2.10)	(2.78)	(0.23)	(0.23)	(0.22)
Net asset value, end of year	$13.36	$16.42	$17.44	$12.80	$11.43
Total Return[3]
Based on net asset value	(5.95)%	9.93%	38.07%	14.05%	(2.45)%
Ratios to Average Net Assets
Total expenses	0.86%	0.85%	0.84%	0.79%	0.67%
Total expenses after fees waived and/or reimbursed	0.73%	0.72%	0.72%	0.71%	0.67%
Net investment income	1.47%	1.40%	1.41%	1.79%	1.58%
Supplemental Data
Net assets, end of year (000)	$393,370	$468,876	$448,299	$363,954	$366,990
Portfolio turnover rate	50%	39%	47%	42%	58%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

15

Financial Highlights (continued)

	Class II
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$16.38	$17.40	$12.77	$11.40	$11.91
Net investment income[1]	0.21	0.22	0.19	0.20	0.17
Net realized and unrealized gain (loss)	(1.18)	1.51	4.64	1.38	(0.48)
Net increase (decrease) from investment operations	(0.97)	1.73	4.83	1.58	(0.31)
Distributions:[2]
From net investment income	(0.23)	(0.24)	(0.20)	(0.21)	(0.20)
From net realized gain	(1.85)	(2.51)	—	—	—
Total distributions	(2.08)	(2.75)	(0.20)	(0.21)	(0.20)
Net asset value, end of year	$13.33	$16.38	$17.40	$12.77	$11.40
Total Return[3]
Based on net asset value	(6.07)%	9.75%	37.85%	13.89%	(2.64)%
Ratios to Average Net Assets
Total expenses	1.02%	1.02%	1.01%	0.95%	0.82%
Total expenses after fees waived and/or reimbursed	0.90%	0.89%	0.89%	0.87%	0.82%
Net investment income	1.30%	1.23%	1.24%	1.63%	1.41%
Supplemental Data
Net assets, end of year (000)	$5,466	$6,233	$6,715	$6,058	$6,462
Portfolio turnover rate	50%	39%	47%	42%	58%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

16

Financial Highlights (concluded)

	Class III
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$16.32	$17.35	$12.74	$11.37	$11.89
Net investment income[1]	0.19	0.20	0.17	0.19	0.16
Net realized and unrealized gain (loss)	(1.17)	1.50	4.62	1.38	(0.49)
Net increase (decrease) from investment operations	(0.98)	1.70	4.79	1.57	(0.33)
Distributions:[2]
From net investment income	(0.21)	(0.22)	(0.18)	(0.20)	(0.19)
From net realized gain	(1.85)	(2.51)	—	—	—
Total distributions	(2.06)	(2.73)	(0.18)	(0.20)	(0.19)
Net asset value, end of year	$13.28	$16.32	$17.35	$12.74	$11.37
Total Return[3]
Based on net asset value	(6.15)%	9.63%	37.65%	13.81%	(2.78)%
Ratios to Average Net Assets
Total expenses	1.13%	1.11%	1.12%	1.05%	0.92%
Total expenses after fees waived and/or reimbursed	1.01%	1.00%	1.00%	0.98%	0.92%
Net investment income	1.19%	1.11%	1.14%	1.52%	1.37%
Supplemental Data
Net assets, end of year (000)	$45,197	$54,394	$47,184	$38,758	$35,132
Portfolio turnover rate	50%	39%	47%	42%	58%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

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MAY 1, 2016

PROSPECTUS

BlackRock Variable Series Funds, Inc.

>	BlackRock Capital Appreciation V.I. Fund (Class I, Class III)

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • No Bank Guarantee • May Lose Value

	BlackRock Capital Appreciation V.I. Fund

Fund Overview
Key facts and details about the Fund listed in this prospectus, including investment objectives, principal investment strategies, principal risk factors, fee and expense information, and historical performance information

	Investment Objective	3
	Fees and Expenses of the Fund	3
	Principal Investment Strategies of the Fund	4
	Principal Risks of Investing in the Fund	4
	Performance Information	5
	Investment Manager	5
	Portfolio Manager	5
	Purchase and Sale of Fund Shares	6
	Tax Information	6
	Payments to Broker/Dealers and Other Financial Intermediaries	6

Details About the Fund	How the Fund Invests	7
	Investment Risks	9
	Financial Highlights	14

Account Information	The Insurance Companies	I-2
	How to Buy and Sell Shares	I-3

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	I-5
	Portfolio Manager Information	I-12
	Conflicts of Interest	I-18
	Valuation of Fund Investments	I-19
	Dividends and Taxes	I-20

General Information	Shareholder Documents	I-22
	Certain Fund Policies	I-22
	Statement of Additional Information	I-22

Glossary	Glossary	I-23

For More Information	Funds and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock Capital Appreciation V.I. Fund

Investment Objective

The investment objective of the BlackRock Capital Appreciation V.I. Fund (the “Fund”) is to seek long-term growth of capital.

Prior to May 1, 2010, BlackRock Capital Appreciation V.I. Fund was known as BlackRock Fundamental Growth V.I. Fund.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your variable annuity or insurance contract (the “Contract”) prospectus for information on the separate account fees and expenses associated with your Contract.

Shareholder Fees (fees paid directly from your investment)

The Fund is not subject to any shareholder fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I Shares	Class III Shares
Management Fees	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.28%	0.27%
Total Annual Fund Operating Expenses	0.93%	1.17%
Fee Waivers and/or Expense Reimbursements[1]	(0.14)%	(0.12)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.79%	1.05%

[1]	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock Advisors, LLC has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25% (for Class I Shares) and 1.50% (for Class III Shares) of average daily net assets through April 30, 2017. BlackRock Advisors, LLC has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.07% (for Class I Shares) and 0.08% (for Class III Shares) of average daily net assets through April 30, 2017. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Contract. See the Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$81	$282	$501	$1,130
Class III Shares	$107	$360	$632	$1,410

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio.

3

Principal Investment Strategies of the Fund

The Fund will seek to achieve its investment objective by investing primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that Fund management believes have shown above-average growth rates in earnings over the long-term. In other words, Fund management tries to choose investments that will increase in value over the long term. The Fund will generally invest at least 65% of its total assets in the following equity securities:

■	Common stock;
■	Convertible preferred stock;
■	Securities convertible into common stock; and
■	Rights to subscribe to common stock.

Of these securities the Fund generally seeks to invest primarily in common stock.

The Fund may invest in companies of any size but emphasizes investments in companies that have medium to large stock market capitalizations (currently, approximately $2 billion or more).

Convertible securities generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock. The Fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks of investing in the Fund.

■	Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.
■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
■	Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion. Therefore, this investment style may over time go in and out of favor. At times when the investment style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
■	Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

4

Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the S&P 500 Index and the Russell 1000® Growth Index, which are relevant to the Fund because they have characteristics similar to the Fund’s investment strategies. As with all such investments, past performance is not an indication of future results. The bar chart and table do not reflect separate account fees and expenses. If they did, returns would be less than those shown. The returns for Class III Shares prior to June 15, 2010, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares. This information may be considered when assessing the performance of Class III Shares, but does not represent the actual performance of Class III Shares. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Class I Shares
ANNUAL TOTAL RETURNS
BlackRock Capital Appreciation V.I. Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 16.38% (quarter ended September 30, 2009) and the lowest return for a quarter was –22.33% (quarter ended December 31, 2008). The year-to-date return as of March 31, 2016 was –5.08%.

As of 12/31/15 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Capital Appreciation V.I. Fund: Class I Shares	6.73%	10.06%	7.17%
BlackRock Capital Appreciation V.I. Fund: Class III Shares	6.49%	9.78%	6.91%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.31%
Russell 1000® Growth Index (Reflects no deduction for fees, expenses or taxes)	5.67%	13.53%	8.53%

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”).

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title
Lawrence Kemp	2013	Managing Director of BlackRock, Inc.

5

Purchase and Sale of Fund Shares

Shares of the Fund currently are sold either directly or indirectly (through other variable insurance funds) to separate accounts of insurance companies (the “Insurance Companies”) and certain accounts administered by the Insurance Companies (the “Accounts”) to fund benefits under the Contracts issued by the Insurance Companies. Shares of the Fund may be purchased or sold each day the New York Stock Exchange is open.

The Fund does not have any initial or subsequent investment minimums. However, your Contract may require certain investment minimums. See your Contract prospectus for more information.

Tax Information

Distributions made by the Fund to an Account, and exchanges and redemptions of Fund shares made by an Account, ordinarily do not cause the corresponding Contract holder to recognize income or gain for Federal income tax purposes. See the Contract prospectus for information regarding the Federal income tax treatment of the distributions to Accounts and the holders of the Contracts.

Payments to Broker/Dealers and Other Financial Intermediaries

BlackRock and its affiliates may make payments relating to distribution and sales support activities to the Insurance Companies and other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Insurance Company or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Visit your Insurance Company’s website, which may have more information.

6

Details About the Fund

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the BlackRock Capital Appreciation V.I. Fund (the “Fund”) and your rights as a shareholder.

How the Fund Invests

Investment Objective

The investment objective of the Fund is to seek long-term growth of capital.

Should the Board of Directors determine that the investment objective of the Fund should be changed, shareholders of the Fund will be given notice before any such change is effective. However, such change can be effected without shareholder approval.

Investment Process

The Fund seeks to invest in fundamentally sound companies with strong management, superior earnings growth prospects and attractive relative valuations. The disciplined investment process uses bottom-up stock selection as the primary driver of returns. The Fund emphasizes large companies that exhibit stable growth and accelerated earnings.

While the Fund generally expects to invest across a broad range of industries, it may favor companies in those industries that appear to offer higher potential for long-term growth.

The Fund generally will sell a stock when, in the Fund management team’s opinion, the stock reaches its price target, there is a deterioration in the company’s future growth prospects, an inability to sustain earnings momentum, less attractive valuation, a significant price change or more compelling investment opportunities elsewhere.

Principal Investment Strategies

The Fund will seek to achieve its investment objective by investing in a diversified portfolio consisting primarily of common stock of U.S. companies that Fund management believes have shown above-average growth rates in earnings over the long-term. In other words, Fund management tries to choose investments that will increase in value over the long term. The Fund generally invests at least 65% of its total assets in the following equity securities:

■	Common stock
■	Convertible preferred stock
■	Securities convertible into common stock
■	Rights to subscribe to common stock

Of these securities, the Fund will primarily invest in common stock.

The Fund may invest in companies of any size but emphasizes investments in companies that have a medium to large market capitalizations (currently, approximately $2 billion or more).

Convertible securities generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock. The Fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares.

Other Strategies

In addition to the principal strategies discussed above, the Fund may also invest or engage in the following investments/strategies:

■	Borrowing — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.

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■	Derivative Transactions — The Fund may use derivatives to hedge its portfolio against market and currency risks and to seek to enhance returns. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gold), a currency or an index such as the S&P 500 Index. The derivatives that the Fund may use include, but are not limited to, futures, forwards, options, indexed securities and inverse securities.
■	Foreign Securities — The Fund may invest up to 20% of its total assets in the securities of foreign companies, including in the form of European Depositary Receipts (“EDRs”) or other securities convertible into securities of foreign companies. This 20% limit does not apply to investments in the form of American Depositary Receipts (“ADRs”). ADRs are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. EDRs (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Fund may invest in unsponsored Depositary Receipts.
■	Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale, such as Rule 144A securities. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market and therefore may be considered to be illiquid. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.
■	Indexed and Inverse Securities — The Fund may invest in securities the potential return of which is based on the change in a specified interest rate or equity index (an “indexed security”). The Fund may also invest in securities the return of which is inversely related to changes in an interest rate or index (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down.
■	Initial Public Offerings — The Fund has the ability to invest in initial public offerings (“IPOs”).
■	Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange-traded funds (“ETFs”), unit investment trusts, and open-end and closed-end funds. The Fund may invest in affiliated investment companies, including affiliated money market funds and affiliated ETFs.
■	Securities Lending — The Fund may lend securities with a value up to 33 1⁄3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
■	Short-term Debt Securities and Temporary Defensive Strategies — The Fund will normally invest a portion of its assets in short-term debt securities, such as commercial paper. These securities can be sold easily and have limited risk of loss but earn only limited returns. The Fund may also invest without limitation in short-term debt securities (including repurchase agreements), non-convertible preferred stock and bonds, or government and money market securities when Fund management is unable to find enough attractive equity investments and to reduce exposure to equities when Fund management believes it is advisable to do so, on a temporary basis. Investment in these securities may also be used to meet redemptions. Short-term investments and temporary defensive positions may limit the potential for the Fund to achieve its objective of long-term growth of capital.
■	Warrants — A warrant gives the Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the Fund is able to exercise it or sell it before it expires.
■	When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis, on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.
ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by Lawrence Kemp. Mr. Kemp is the portfolio manager and is primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio manager.

8

Investment Risks

This section contains a discussion of the general risks of investing in the Fund. The “Investment Objectives and Policies” section in the Statement of Additional Information (“SAI”) also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Principal Risks of Investing in the Fund:

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Equity Securities Risk — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion. Therefore, this investment style may over time go in and out of favor. At times when the investment style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Borrowing Risk — Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Depositary Receipts Risk — The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

9

Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives may also expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Hedging Risk — When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.

Tax Risk — The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service.

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives may become subject to margin requirements when regulations are finalized. Implementation of such regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of swaps and other derivatives may increase the costs to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund. If the rule goes into effect, it could limit the ability of the Fund to invest or remain invested in derivatives. In addition, other future regulatory developments may impact the Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund itself is regulated. BlackRock cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Risks Specific to Certain Derivatives Used by the Fund

Indexed and Inverse Securities — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and

10

inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

Futures — Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Options — An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Foreign Securities Risk—Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or

11

retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the Investment Company Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of instruments. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

12

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

“New Issues” Risk — “New Issues” are IPOs of equity securities. Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering. When an initial public offering is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.

Rights Risk — The failure to exercise subscription rights to purchase common stock would result in the dilution of the Fund’s interest in the issuing company. The market for such rights is not well developed, and, accordingly, the Fund may not always realize full value on the sale of rights.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

13

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$9.02	$9.80	$8.50	$7.62	$8.59
Net investment income (loss)[1]	(0.01)	(0.01)	(0.00)[2]	0.07	0.03
Net realized and unrealized gain (loss)	0.63	0.87	2.86	0.99	(0.77)
Net increase (decrease) from investment operations	0.62	0.86	2.86	1.06	(0.74)
Distributions:[3]
From net investment income	—	—	(0.00)[2]	(0.07)	(0.05)
From net realized gain	(0.78)	(1.64)	(1.56)	(0.11)	(0.18)
Total distributions	(0.78)	(1.64)	(1.56)	(0.18)	(0.23)
Net asset value, end of year	$8.86	$9.02	$9.80	$8.50	$7.62
Total Return[4]
Based on net asset value	6.73%	9.02%	33.82%	13.84%	(8.88)%
Ratios to Average Net Assets
Total expenses	0.93%	0.91%	0.93%	0.86%	0.72%
Total expenses after fees waived and reimbursed	0.79%	0.79%	0.80%	0.77%	0.72%
Net investment income (loss)	(0.15)%	(0.10)%	(0.00)%[2]	0.81%	0.34%
Supplemental Data
Net assets, end of year (000)	$139,045	$166,586	$180,580	$191,093	$203,706
Portfolio turnover rate	70%	102%	158%	63%	84%

[1]	Based on average shares outstanding.
[2]	Amount is greater than $(0.005) per share.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

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Financial Highlights (concluded)

	Class III
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$8.97	$9.76	$8.48	$7.61	$8.59
Net investment income (loss)[1]	(0.04)	(0.03)	(0.03)	0.06	0.02
Net realized and unrealized gain (loss)	0.63	0.86	2.84	0.97	(0.80)
Net increase (decrease) from investment operations	0.59	0.83	2.81	1.03	(0.78)
Distributions:[2]
From net investment income	—	—	(0.00)[3]	(0.05)	(0.02)
From net realized gain	(0.75)	(1.62)	(1.53)	(0.11)	(0.18)
Total distributions	(0.75)	(1.62)	(1.53)	(0.16)	(0.20)
Net asset value, end of year	$8.81	$8.97	$9.76	$8.48	$7.61
Total Return[4]
Based on net asset value	6.49%	8.68%	33.40%	13.57%	(9.08)%
Ratios to Average Net Assets
Total expenses	1.17%	1.18%	1.19%	1.11%	0.97%
Total expenses after fees waived and reimbursed	1.05%	1.05%	1.06%	1.02%	0.97%
Net investment income (loss)	(0.40)%	(0.35)%	(0.27)%	0.72%	0.21%
Supplemental Data
Net assets, end of year (000)	$233,706	$233,723	$207,582	$134,612	$38,791
Portfolio turnover rate	70%	102%	158%	63%	84%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.005) per share.
[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

15

MAY 1, 2016

PROSPECTUS

BlackRock Variable Series Funds, Inc.

>	BlackRock Equity Dividend V.I. Fund (Class I, Class III)

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • No Bank Guarantee • May Lose Value

	BlackRock Equity Dividend V.I. Fund

Fund Overview
Key facts and details about the Fund listed in this prospectus, including investment objectives, principal investment strategies, principal risk factors, fee and expense information, and historical performance information

	Investment Objective	3
	Fees and Expenses of the Fund	3
	Principal Investment Strategies of the Fund	4
	Principal Risks of Investing in the Fund	4
	Performance Information	5
	Investment Manager	6
	Portfolio Managers	6
	Purchase and Sale of Fund Shares	6
	Tax Information	6
	Payments to Broker/Dealers and Other Financial Intermediaries	6

Details About the Fund	How the Fund Invests	7
	Investment Risks	9
	Financial Highlights	15

Account Information	The Insurance Companies	I-2
	How to Buy and Sell Shares	I-3

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	I-5
	Portfolio Manager Information	I-12
	Conflicts of Interest	I-18
	Valuation of Fund Investments	I-19
	Dividends and Taxes	I-20

General Information	Shareholder Documents	I-22
	Certain Fund Policies	I-22
	Statement of Additional Information	I-22

Glossary	Glossary	I-23

For More Information	Funds and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock Equity Dividend V.I. Fund

Investment Objective

The investment objective of the BlackRock Equity Dividend V.I. Fund (the “Fund”) is to seek long-term total return and current income.

Prior to October 1, 2010, BlackRock Equity Dividend V.I. Fund was known as BlackRock Utilities and Telecommunications V.I. Fund.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your variable annuity or insurance contract (the “Contract”) prospectus for information on the separate account fees and expenses associated with your Contract.

Shareholder Fees (fees paid directly from your investment)

The Fund is not subject to any shareholder fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I Shares	Class III Shares
Management Fees	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.40%	0.31%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%
Total Annual Fund Operating Expenses[1]	1.01%	1.17%
Fee Waivers and/or Expense Reimbursements[2]	(0.21)%	(0.12)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.80%	1.05%

[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report which does not include Acquired Fund Fees and Expenses.
[2]	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock Advisors, LLC has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25% (for Class I Shares) and 1.50% (for Class III Shares) of average daily net assets through April 30, 2017. BlackRock Advisors, LLC has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0% (for Class I Shares) and 0% (for Class III Shares) of average daily net assets through April 30, 2017. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Contract. See the Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$82	$301	$537	$1,217
Class III Shares	$107	$360	$632	$1,410

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Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. The Fund may invest in securities of companies with any market capitalization, but will generally focus on large cap securities. The Fund may also invest in convertible securities and non-convertible preferred stock. Equity securities include common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock. Convertible securities are generally debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may also be convertible into common stock.

The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may invest in securities from any country. The Fund may invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies.

BlackRock chooses investments for the Fund that it believes will both increase in value over the long term and provide current income, focusing on investments that will do both instead of those that will favor current income over capital appreciation.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks of investing in the Fund.

■	Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.
■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
■	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
■	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
■	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
■	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
■	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
■	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

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■	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
■	Income Producing Stock Availability Risk — Depending upon market conditions, income producing common stock that meets the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to produce current income while remaining fully diversified.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The Fund’s Annual Total Returns prior to October 1, 2010 as reflected in the bar chart and the table are the returns of the Fund that followed different investment objectives and investment strategies under the name “BlackRock Utilities and Telecommunications V.I. Fund.” The table compares the Fund’s performance to that of the S&P 500 Index and the Russell 1000 Value Index, which are relevant to the Fund because they have characteristics similar to the Fund’s investment strategies. As with all such investments, past performance is not an indication of future results. The bar chart and table do not reflect separate account fees and expenses. If they did, returns would be less than those shown. The returns for Class III Shares prior to July 1, 2011, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares. This information may be considered when assessing the performance of Class III Shares, but does not represent the actual performance of Class III Shares. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Class I Shares
ANNUAL TOTAL RETURNS
BlackRock Equity Dividend V.I. Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 12.25% (quarter ended December 31, 2011) and the lowest return for a quarter was –22.23% (quarter ended September 30, 2008.) The year-to-date return as of March 31, 2016 was 0.50%.

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As of 12/31/15 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Equity Dividend V.I. Fund: Class I Shares	(0.61)%	9.96%	7.87%
BlackRock Equity Dividend V.I. Fund: Class III Shares	(0.82)%	9.71%	7.61%
Russell 1000 Value Index (Reflects no deduction for fees, expenses or taxes)	(3.83)%	11.27%	6.16%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.31%

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”).

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Robert M. Shearer, CFA	2010	Managing Director of BlackRock, Inc.
Tony DeSpirito	2014	Managing Director of BlackRock, Inc.
David J. Cassese, CFA	2011	Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

Shares of the Fund currently are sold either directly or indirectly (through other variable insurance funds) to separate accounts of insurance companies (the “Insurance Companies”) and certain accounts administered by the Insurance Companies (the “Accounts”) to fund benefits under the Contracts issued by the Insurance Companies. Shares of the Fund may be purchased or sold each day the New York Stock Exchange is open.

The Fund does not have any initial or subsequent investment minimums. However, your Contract may require certain investment minimums. See your Contract prospectus for more information.

Tax Information

Distributions made by the Fund to an Account, and exchanges and redemptions of Fund shares made by an Account, ordinarily do not cause the corresponding Contract holder to recognize income or gain for Federal income tax purposes. See the Contract prospectus for information regarding the Federal income tax treatment of the distributions to Accounts and the holders of the Contracts.

Payments to Broker/Dealers and Other Financial Intermediaries

BlackRock and its affiliates may make payments relating to distribution and sales support activities to the Insurance Companies and other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Insurance Company or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Visit your Insurance Company’s website, which may have more information.

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Details About the Fund

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the BlackRock Equity Dividend V.I. Fund (the “Fund”) and your rights as a shareholder.

How the Fund Invests

Investment Objective

The investment objective of the Fund is to seek long-term total return and current income.

Should the Board of Directors determine that the investment objective of the Fund should be changed, shareholders of the Fund will be given notice before any such change is effective. However, such change can be effected without shareholder approval.

Investment Process

BlackRock Advisors, LLC (“BlackRock”) chooses investments for the Fund that it believes will both increase in value over the long term and provide current income, focusing on investments that will do both instead of those that will favor current income over capital appreciation. Total return consists of increases in value from both capital appreciation and income. The Fund will focus on issuers that have good prospects for capital appreciation. In selecting portfolio securities, the Fund will generally employ a value-oriented analysis, but may purchase equity securities based on a growth-oriented analysis when such securities pay dividends or Fund management believes such securities have particularly good prospects for capital appreciation.

Fund management believes that stocks that have yields often provide more attractive long-term total return and greater price stability during periods of downward movements in market prices than stocks that do not pay dividends. In certain market cycles, such as periods of high growth or high interest rates on bonds, dividend paying stocks could go out of favor. During such periods, the Fund may underperform other equity funds that do not emphasize investments in dividend paying stocks.

The Fund has no stated minimum holding period for investments and will buy or sell securities whenever Fund management sees an appropriate opportunity. For example, the Fund may sell shares of a company when the company’s prospects for capital appreciation deteriorate or when its dividend rates become unattractive or when the Fund identifies another company with more attractive prospects.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. Equity securities include common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock. The Fund will focus on issuers that have good prospects for capital appreciation and current income. Although the Fund invests primarily in dividend paying securities, portions of the distributions paid by the Fund may not be subject to the lower income tax rates applicable to dividends.

The Fund may invest in securities of companies with any market capitalization, but will generally focus on large cap securities. The Fund’s portfolio, in the aggregate, will be structured in a manner designed to seek long-term capital appreciation as well as net portfolio yield in excess of the average yield of mutual funds invested primarily in U.S. equities.

The Fund may also invest in securities convertible into common stock and non-convertible preferred stock. Convertible securities are generally debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may also be convertible into common stock.

The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may invest in securities from any country. The Fund may invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies.

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The 80% policies noted above are non-fundamental policies of the Fund and may not be changed without 60 days’ prior notice to shareholders.

Other Strategies

In addition to the principal strategies discussed above, the Fund may also invest or engage in the following investments/strategies:

■	Borrowing — The Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes or to meet redemptions.
■	Debt Securities — This includes fixed income securities issued by companies, as well as U.S. and foreign sovereign debt obligations. When choosing debt securities, Fund management considers various factors including the credit quality of issuers and yield analysis. The Fund may invest in debt securities that are rated investment grade of any maturity.
■	Derivative Transactions — The Fund may use derivatives to hedge its investment portfolio against market, interest rate and currency risks or to seek to enhance its return. The derivatives that the Fund may use include indexed and inverse securities, options, futures, swaps and forward foreign exchange transactions.
■	Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Securities which mature within seven days or which the Fund’s Board of Directors has otherwise determined to be liquid pursuant to applicable law are deemed to be liquid securities for purposes of this strategy. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale, such as Rule 144A securities. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Securities purchased in accordance with Rule 144A under the Securities Act of 1933 and determined to be liquid by the Fund’s Board of Directors are deemed to be liquid securities for purposes of this strategy.
■	Indexed and Inverse Securities — The Fund may invest in securities the potential return of which is based on the change in a specified interest rate or equity index (an “indexed security”). The Fund may also invest in securities whose return is inversely related to changes in an interest rate or index (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down.
■	Investment Companies — The Fund has the ability to invest in other investment companies, including affiliated investment companies, such as exchange-traded funds (“ETFs”), unit investment trusts, and open-end and closed-end funds. The Fund may invest in affiliated investment companies, including affiliated money market funds and affiliated ETFs.
■	Repurchase Agreements, Purchase and Sale Contracts — The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.
■	Rights — The Fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares.
■	Securities Lending — The Fund may lend securities with a value up to 33 1⁄3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
■	Short-term Securities — The Fund will normally invest a portion of its assets in short-term debt securities, money market securities, including repurchase agreements, or cash. The Fund invests in such securities or cash when Fund management is unable to find enough attractive long-term investments to reduce exposure to stocks when Fund management believes it is advisable to do so or to meet redemptions. Except during temporary defensive periods, such investments will not exceed 20% of the Fund’s assets.
■	Standby Commitment Agreements — Standby commitment agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer.
■	Temporary Defensive Purposes — Although the Fund will make temporary defensive investments only to the extent that Fund management believes they present less risk than the Fund’s usual investments, temporary defensive investments may limit the Fund’s ability to achieve long-term growth of capital.

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■	Warrants — A warrant gives the Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the Fund is able to exercise it or sell it before it expires.
■	When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.
ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by a team of financial professionals. Robert M. Shearer, CFA, Tony DeSpirito and David J. Cassese, CFA, are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

Investment Risks

This section contains a discussion of the general risks of investing in the Fund. The “Investment Objectives and Policies” section in the Statement of Additional Information (“SAI”) also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Principal Risks of Investing in the Fund:

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Equity Securities Risk — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

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Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

Income Producing Stock Availability Risk — Depending upon market conditions, income producing common stock that meets the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to produce current income while remaining fully diversified.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

The Fund may also be subject to certain other risks associated with its investments and non-principal investment strategies, including:

Borrowing Risk — Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Debt Securities Risk — Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives may also expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Hedging Risk — When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.

Tax Risk — The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service.

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Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives may become subject to margin requirements when regulations are finalized. Implementation of such regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of swaps and other derivatives may increase the costs to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund. If the rule goes into effect, it could limit the ability of the Fund to invest or remain invested in derivatives. In addition, other future regulatory developments may impact the Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund itself is regulated. BlackRock cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Risks Specific to Certain Derivatives Used by the Fund

Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange transactions are over-the-counter contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Indexed and Inverse Securities — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

Futures — Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Options — An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

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Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. As an open-end investment company registered with the SEC, the Fund is subject to the Federal securities laws, including the Investment Company Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of instruments. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Rights Risk — The failure to exercise subscription rights to purchase common stock would result in the dilution of the Fund’s interest in the issuing company. The market for such rights is not well developed, and, accordingly, the Fund may not always realize full value on the sale of rights.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Small Cap Securities Risk — Small cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s investment in a small cap company may lose substantial value. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

The securities of small cap companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap securities requires a longer term view.

Standby Commitment Agreements Risk — Standby commitment agreements involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income

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securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$10.90	$10.78	$8.95	$8.17	$7.92
Net investment income[1]	0.19	0.20	0.19	0.21	0.17
Net realized and unrealized gain (loss)	(0.25)	0.80	1.99	0.78	0.30
Net increase (decrease) from investment operations	(0.06)	1.00	2.18	0.99	0.47
Distributions:[2]
From net investment income	(0.18)	(0.20)	(0.20)	(0.20)	(0.17)
From net realized gain	(0.62)	(0.68)	(0.15)	(0.01)	(0.05)
From return of capital	—	—	—	—	(0.00)[3]
Total distributions	(0.80)	(0.88)	(0.35)	(0.21)	(0.22)
Net asset value, end of year	$10.04	$10.90	$10.78	$8.95	$8.17
Total Return[4]
Based on net asset value	(0.61)%	9.34%	24.52%	12.12%	5.96%
Ratios to Average Net Assets
Total expenses	1.00%	0.99%	1.04%	0.96%	1.02%
Total expenses after fees waived and reimbursed	0.79%	0.78%	0.84%	0.83%	1.02%
Net investment income	1.79%	1.81%	1.95%	2.35%	2.09%
Supplemental Data
Net assets, end of year (000)	$30,527	$35,694	$36,658	$34,558	$30,925
Portfolio turnover rate	25%	18%	18%	4%	12%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.005) per share.
[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

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Financial Highlights (concluded)

	Class III
	Year Ended December 31,
	2015	2014	2013	2012	Period July 1, 2011[1] to December 31, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.89	$10.77	$8.95	$8.17	$8.60
Net investment income[2]	0.17	0.17	0.17	0.20	0.06
Net realized and unrealized gain (loss)	(0.25)	0.80	1.97	0.77	(0.31)
Net increase (decrease) from investment operations	(0.08)	0.97	2.14	0.97	(0.25)
Distributions:[3]
From net investment income	(0.16)	(0.17)	(0.17)	(0.18)	(0.13)
From net realized gain	(0.62)	(0.68)	(0.15)	(0.01)	(0.05)
From return of capital	—	—	—	—	(0.00)[4]
Total distributions	(0.78)	(0.85)	(0.32)	(0.19)	(0.18)
Net asset value, end of period	$10.03	$10.89	$10.77	$8.95	$8.17
Total Return[5]
Based on net asset value	(0.82)%	9.07%	24.12%	11.90%	(2.94)%[6]
Ratios to Average Net Assets
Total expenses	1.16%	1.24%	1.28%	1.21%	1.26%[7]
Total expenses after fees waived and reimbursed	1.03%	1.03%	1.09%	1.06%	1.26%[7]
Net investment income	1.59%	1.56%	1.71%	2.24%	1.99%[7]
Supplemental Data
Net assets, end of period (000)	$85,163	$22,619	$20,567	$12,379	$2,347
Portfolio turnover rate	25%	18%	18%	4%	12%

[1]	Recommencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Amount is greater than $(0.005) per share.
[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
[6]	Aggregate total return.
[7]	Annualized.

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MAY 1, 2016

PROSPECTUS

BlackRock Variable Series Funds, Inc.

>	BlackRock Global Allocation V.I. Fund (Class I, Class II, Class III)

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • No Bank Guarantee • May Lose Value

	BlackRock Global Allocation V.I. Fund

Fund Overview
Key facts and details about the Fund listed in this prospectus, including investment objectives, principal investment strategies, principal risk factors, fee and expense information, and historical performance information

	Investment Objective	3
	Fees and Expenses of the Fund	3
	Principal Investment Strategies of the Fund	4
	Principal Risks of Investing in the Fund	5
	Performance Information	9
	Investment Manager	10
	Portfolio Managers	10
	Purchase and Sale of Fund Shares	10
	Tax Information	10
	Payments to Broker/Dealers and Other Financial Intermediaries	10

Details About the Fund	How the Fund Invests	11
	Investment Risks	15
	Financial Highlights	26

Account Information	The Insurance Companies	I-2
	How to Buy and Sell Shares	I-3

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	I-5
	Portfolio Manager Information	I-12
	Conflicts of Interest	I-18
	Valuation of Fund Investments	I-19
	Dividends and Taxes	I-20

General Information	Shareholder Documents	I-22
	Certain Fund Policies	I-22
	Statement of Additional Information	I-22

Glossary	Glossary	I-23

For More Information	Funds and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock Global Allocation V.I. Fund

Investment Objective

The investment objective of the BlackRock Global Allocation V.I. Fund (the “Fund”) is to seek high total investment return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your variable annuity or insurance contract (the “Contract”) prospectus for information on the separate account fees and expenses associated with your Contract.

Shareholder Fees (fees paid directly from your investment)

The Fund is not subject to any shareholder fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I Shares	Class II Shares	Class III Shares
Management Fees	0.62%	0.62%	0.62%
Distribution and/or Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.13%	0.25%	0.25%
Miscellaneous Other Expenses	0.13%	0.25%	0.25%
Other Expenses of the Subsidiary[1]	—	—	—
Total Annual Fund Operating Expenses	0.75%	1.02%	1.12%
Fee Waivers and/or Expense Reimbursements[2]	(0.01)%	(0.13)%	(0.13)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.74%	0.89%	0.99%

[1]	Other Expenses of BlackRock Cayman Global Allocation V.I. Fund I, Ltd. were less than 0.01% for the Fund’s most recent fiscal year.
[2]	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock Advisors, LLC has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25% (for Class I Shares), 1.40% (for Class II Shares), and 1.50% (for Class III Shares) of average daily net assets through April 30, 2017. BlackRock Advisors, LLC has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.07% (for Class I Shares), 0.07% (for Class II Shares), and 0.07% (for Class III Shares) of average daily net assets through April 30, 2017. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Contract. See the Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$76	$239	$416	$929
Class II Shares	$91	$312	$551	$1,236
Class III Shares	$101	$343	$604	$1,352

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Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 90% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests in a portfolio of equity, debt and money market securities. Generally, the Fund’s portfolio will include both equity and debt securities. Equity securities include common stock, preferred stock, securities convertible into common stock, rights and warrants, or securities or other instruments whose price is linked to the value of common stock. At any given time, however, the Fund may emphasize either debt securities or equity securities. In selecting equity investments, the Fund mainly seeks securities that Fund management believes are undervalued. The Fund may buy debt securities of varying maturities, debt securities paying a fixed or fluctuating rate of interest, and debt securities of any kind, including, by way of example, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, by foreign governments or international agencies or supranational entities, or by domestic or foreign private issuers, debt securities convertible into equity securities, inflation-indexed bonds, structured notes, credit-linked notes, loan assignments and loan participations. In addition, the Fund may invest up to 35% of its total assets in “junk bonds,” corporate loans and distressed securities. The Fund may also invest in real estate investment trusts (“REITs”) and securities related to real assets (like real estate- or precious metals-related securities) such as stock, bonds or convertible bonds issued by REITs or companies that mine precious metals.

When choosing investments, Fund management considers various factors, including opportunities for equity or debt investments to increase in value, expected dividends and interest rates. The Fund generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The Fund has no geographic limits on where it may invest. This flexibility allows Fund management to look for investments in markets around the world, including emerging markets, that it believes will provide the best asset allocation to meet the Fund’s objective. The Fund may invest in the securities of companies of any market capitalization.

Generally, the Fund may invest in the securities of corporate and governmental issuers located anywhere in the world. The Fund may emphasize foreign securities when Fund management expects these investments to outperform U.S. securities. When choosing investment markets, Fund management considers various factors, including economic and political conditions, potential for economic growth and possible changes in currency exchange rates. In addition to investing in foreign securities, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. The Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund will also invest in non-U.S. currencies. The Fund may underweight or overweight a currency based on the Fund management team’s outlook.

The Fund’s composite Reference Benchmark has at all times since the Fund’s formation included a 40% weighting in non-U.S. securities. The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the Standard & Poor’s (“S&P”) 500 Index; 24% FTSE World (ex U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index. Throughout its history, the Fund has maintained a weighting in non-U.S. securities, often exceeding the 40% Reference Benchmark weighting and rarely falling below this allocation. Under normal circumstances, the Fund will continue to allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the Fund would invest at least 30%) of its total assets in securities of (i) foreign government issuers, (ii) issuers organized or located outside the U.S., (iii) issuers which primarily trade in a market located outside the U.S., or (iv) issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S., or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes, the Fund may deviate very substantially from the allocation described above.

The Fund may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles such as exchange-traded funds that invest exclusively in commodities and are designed to provide this exposure without direct investment in physical commodities. The Fund may also gain exposure to commodity markets by investing up to 25% of its total assets in

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BlackRock Cayman Global Allocation V.I. Fund I, Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund formed in the Cayman Islands, which invests primarily in commodity-related instruments. The Subsidiary may also hold cash and invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks of investing in the Fund.

■	Commodities Related Investments Risks — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.
■	Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.
■	Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.
■	Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which

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may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

■	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

Leverage Risk — Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives may become subject to margin requirements when regulations are finalized. Implementation of such regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of swaps and other derivatives may increase the costs to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund. In December 2015, the Securities and Exchange Commission proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund. If the rule goes into effect, it could limit the ability of the Fund to invest or remain invested in derivatives.

■	Distressed Securities Risk — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

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■	Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative.
Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
■	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

■	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
■	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
■	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
■	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
■	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
■	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
■	The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Fund’s investments.
■	Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund.
■	Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
■	Mortgage- and Asset-Backed Securities Risks — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
■	Precious Metal Related Securities Risk — Prices of precious metals and of precious metal related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors,

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which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.
■	Real Estate Related Securities Risk — The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. If the Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.
■	REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.
■	Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.
■	Sovereign Debt Risk — Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
■	Structured Notes Risk — Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
■	Subsidiary Risk — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Commodities Related Investments Risks” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the Investment Company Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by BlackRock, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Fund.
■	Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

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Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the FTSE World Index, the S&P 500 Index, the FTSE World (ex U.S.) Index, the BofA Merrill Lynch Current 5-Year U.S. Treasury Index, the Citigroup Non-U.S. Dollar World Government Bond Index and the Reference Benchmark, which are relevant to the Fund because they have characteristics similar to the Fund’s investment strategies. As with all such investments, past performance is not an indication of future results. The bar chart and table do not reflect separate account fees and expenses. If they did, returns would be less than those shown. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Class I Shares
ANNUAL TOTAL RETURNS
BlackRock Global Allocation V.I. Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 11.71% (quarter ended June 30, 2009) and the lowest return for a quarter was –11.39% (quarter ended September 30, 2008). The year-to-date return as of March 31, 2016 was –0.46%.

As of 12/31/15 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Global Allocation V.I. Fund: Class I Shares	(0.89)%	4.37%	6.14%
BlackRock Global Allocation V.I. Fund: Class II Shares	(1.05)%	4.21%	5.98%
BlackRock Global Allocation V.I. Fund: Class III Shares	(1.14)%	4.12%	5.89%
FTSE World Index (Reflects no deduction for fees, expenses or taxes)	(1.37)%	7.10%	5.49%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.31%
FTSE World (ex U.S.) Index (Reflects no deduction for fees, expenses or taxes)	(4.16)%	2.10%	3.59%
BofA Merrill Lynch Current 5-Year U.S. Treasury Index (Reflects no deduction for fees, expenses or taxes)	1.49%	2.63%	4.41%
Citigroup Non-U.S. Dollar World Government Bond Index (Reflects no deduction for fees, expenses or taxes)	(5.54)%	(1.30)%	3.05%
Reference Benchmark (Reflects no deduction for fees, expenses or taxes)	(0.78)%	5.58%	5.46%

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Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”).

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Dennis Stattman, CFA	2001	Managing Director of BlackRock, Inc.
Dan Chamby, CFA	2003	Managing Director of BlackRock, Inc.
Aldo Roldan, PhD	2006	Managing Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

Shares of the Fund currently are sold either directly or indirectly (through other variable insurance funds) to separate accounts of insurance companies (the “Insurance Companies”) and certain accounts administered by the Insurance Companies (the “Accounts”) to fund benefits under the Contracts issued by the Insurance Companies. Shares of the Fund may be purchased or sold each day the New York Stock Exchange is open.

The Fund does not have any initial or subsequent investment minimums. However, your Contract may require certain investment minimums. See your Contract prospectus for more information.

Tax Information

Distributions made by the Fund to an Account, and exchanges and redemptions of Fund shares made by an Account, ordinarily do not cause the corresponding Contract holder to recognize income or gain for Federal income tax purposes. See the Contract prospectus for information regarding the Federal income tax treatment of the distributions to Accounts and the holders of the Contracts.

Payments to Broker/Dealers and Other Financial Intermediaries

BlackRock and its affiliates may make payments relating to distribution and sales support activities to the Insurance Companies and other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Insurance Company or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Visit your Insurance Company’s website, which may have more information.

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Details About the Fund

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the BlackRock Global Allocation V.I. Fund (the “Fund”) and your rights as a shareholder.

How the Fund Invests

Investment Objective

The investment objective of the Fund is to seek high total investment return.

Should the Board of Directors determine that the investment objective of the Fund should be changed, shareholders of the Fund will be given notice before any such change is effective. However, such change can be effected without shareholder approval.

Investment Process

In making investment decisions, Fund management tries to identify the long term trends and changes that could benefit particular markets and/or industries relative to other markets and industries. Fund management will consider a variety of factors when selecting the markets, such as the rate of economic growth, natural resources, capital reinvestment and the social and political environment. In deciding between equity and debt investments, Fund management looks at a number of factors, such as the relative opportunity for capital appreciation, capital recovery risk, dividend yields and the level of interest rates paid on debt securities of different maturities. The Fund may invest in individual securities, baskets of securities or particular measurements of value or rate, and may consider a variety of factors and systematic inputs. Fund management may employ derivatives for a variety of reasons, including but not limited to, adjusting its exposures to markets, sectors, asset classes and securities. As a result, the economic exposure of the Fund to any particular market, sector, or asset class may vary relative to the market value of any particular exposure.

Fund management will invest in “junk” bonds, corporate loans and distressed securities only when it believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities.

Fund management will invest in distressed securities when Fund management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Fund will generally achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing in both equity and debt securities, including money market securities and other short-term securities or instruments, of issuers located around the world. There is no limit on the percentage of assets the Fund can invest in a particular type of security. Generally, the Fund seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Except as described below, the Fund has no geographic limits on where its investments may be located. This flexibility allows Fund management to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Fund’s objective.

Fund management uses the Fund’s investment flexibility to create a portfolio of assets that, over time, tends to be relatively balanced between equity and debt securities and that is widely diversified among many individual investments. The Fund may invest in both developed and emerging markets. In addition to investing in foreign securities, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. From time to time, the Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund will also invest in non-U.S. currencies, however, the Fund may underweight or overweight a currency based on the Fund management team’s outlook.

The Fund may also invest in real estate investment trusts (“REITs”). REITs are companies that own interests in real estate or in real estate related loans or other interests, and have revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their

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assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

The Fund’s composite Reference Benchmark has at all times since the Fund’s formation included a 40% weighting in non-U.S. securities. Throughout its history, the Fund has maintained a weighting in non-U.S. securities, often exceeding the 40% Reference Benchmark weighting and rarely falling below this allocation. Under normal circumstances, the Fund will continue to allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock Advisors, LLC (“BlackRock”), in which case the Fund would invest at least 30%) of its total assets in securities of (i) foreign government issuers, (ii) issuers organized or located outside the U.S., (iii) issuers which primarily trade in a market located outside the U.S., or (iv) issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S., or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes, the Fund may deviate very substantially from the allocation described above.

The Fund may invest a portion of its assets in securities related to real assets (like real estate- or precious metals-related securities) such as stock, bonds or convertible bonds issued by real estate investment trusts or companies that mine precious metals. The Fund may hold a portion of its assets in cash or cash equivalents.

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles such as exchange-traded funds that invest exclusively in commodities and are designed to provide this exposure without direct investment in physical commodities. The Fund may also gain exposure to commodity markets by investing in BlackRock Global Allocation V.I. Fund I, Ltd. (the “Subsidiary”). The Subsidiary invests primarily in commodity-related instruments. The Subsidiary may also hold cash and invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions. BlackRock is the manager of the Subsidiary. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The Fund will limit its investments in the Subsidiary to 25% of its total assets.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, BlackRock, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the Statement of Additional Information (“SAI”). The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Board regarding the Subsidiary’s compliance with its policies and procedures. The Fund and Subsidiary test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary complies with asset segregation requirements to the same extent as the Fund.

BlackRock provides investment management and other services to the Subsidiary. BlackRock does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services. However, the Fund pays BlackRock based on the Fund’s assets, including the assets invested in the Subsidiary. The Subsidiary will also enter into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the Fund.

The financial statements of the Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s Annual and Semi-Annual Reports. The Fund’s Annual and Semi-Annual Reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this prospectus. Please refer to the SAI for additional information about the organization and management of the Subsidiary.

■	Equity Securities — The Fund can invest in all types of equity securities, including common stock, preferred stock, warrants, convertible securities and stock purchase rights of companies of any market capitalization. A warrant gives the Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the

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stock. Fund management may seek to invest in the stock of smaller or emerging growth companies that it expects will provide a higher total return than other equity investments. Investing in smaller or emerging growth companies involves greater risk than investing in more established companies.
■	Debt Securities — The Fund can invest in all types of debt securities, including U.S. and foreign government bonds, corporate bonds and convertible bonds, structured notes, credit-linked notes, loan assignments and participations, mortgage- and asset-backed securities, and securities issued or guaranteed by certain international organizations such as the World Bank.

The Fund may invest up to 35% of its total assets in “junk” bonds, corporate loans and distressed securities. Junk bonds are bonds that are rated below investment grade by independent rating agencies or are bonds that are not rated but which Fund management considers to be of comparable quality. Corporate loans are direct obligations of U.S. or foreign companies, which may include corporations, partnerships, trusts or other corporate-like entities. Distressed securities are securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s Investors Service, Inc. and CC or lower by Standard & Poor’s (“S&P”) or Fitch Ratings) or, if unrated, are in the judgment of BlackRock of equivalent quality (“Distressed Securities”). These securities offer the possibility of relatively higher returns but are significantly riskier than higher rated debt securities.

■	Derivatives — The Fund may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index, including but not limited to the S&P 500 Index and the VIX. The use of options, futures, indexed securities, inverse securities, swaps and forward contracts can be effective in protecting or enhancing the value of the Fund’s assets.

Other Strategies

In addition to the principal strategies discussed above, the Fund may also invest or engage in the following investments/strategies:

■	Borrowing — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.
■	Depositary Receipts — The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Fund may invest in unsponsored depositary receipts.
■	Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. The Subsidiary will also limit its investment in illiquid securities to 15% of its net assets. In applying the illiquid securities restriction to the Fund, the Fund’s investment in the Subsidiary is considered to be liquid. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale, such as certain Rule 144A securities. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public, and will be considered liquid if they can be sold within seven days at approximately current value.
■	Investment Companies and Trusts — The Fund has the ability to invest in other investment companies, such as exchange-traded funds (“ETFs”), unit investment trusts, and open-end and closed-end funds. The Fund may invest in affiliated investment companies, including affiliated money market funds, affiliated ETFs and affiliated trusts.
■	Repurchase Agreements and Purchase and Sale Contracts — The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.

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■	Securities Lending — The Fund may lend securities with a value up to 33 1⁄3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
■	Short Sales — The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of the value of its total assets. However, the Fund may make short sales “against the box” without being subject to this limitation. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical securities at no additional cost.
■	Short-Term Securities or Instruments — The Fund can invest in high quality short-term U.S. dollar or non-U.S. dollar denominated fixed-income securities or other instruments, such as U.S. or foreign government securities, commercial paper and money market instruments issued by U.S. or foreign commercial banks or depository institutions. Fund management may increase the Fund’s investment in these instruments in times of market volatility or when it believes that it is prudent or timely to be invested in lower yielding but less risky securities. Large investments in such securities or instruments may prevent the Fund from achieving its investment objective.
■	Standby Commitment Agreements — Standby commitment agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer.
■	Temporary Defensive Strategies — For temporary defensive purposes, the Fund may restrict the markets in which it invests and may invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations of corporate issuers, certificates of deposit, bankers acceptances, commercial paper (short term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed-income securities. Temporary defensive positions may affect the Fund’s ability to achieve its investment objective.
■	When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis, on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.
ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by a team of financial professionals. Dennis Stattman, CFA, Dan Chamby, CFA and Aldo Roldan, PhD are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

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Investment Risks

This section contains a discussion of the general risks of investing in the Fund. The “Investment Objectives and Policies” section in the SAI also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Principal Risks of Investing in the Fund:

Commodities Related Investments Risks — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its corporate loans. Transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, the Fund may become a member of the syndicate.

The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads.

The corporate loans in which the Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest

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rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve has purchased on the open market large quantities of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. As the Federal Reserve “tapers” or reduces the amount of securities it purchases pursuant to quantitative easing, and/or if the Federal Reserve raises the federal funds rate, there is a risk that interest rates will rise. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

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Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives may also expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Hedging Risk — When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.

Tax Risk — The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service.

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives may become subject to margin requirements when regulations are finalized. Implementation of such regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of swaps and other derivatives may increase the costs to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

In December 2015, the Securities and Exchange Commission (the ”SEC“) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund. If the rule goes into effect, it could limit the ability of the Fund to invest or remain invested in derivatives. In addition, other future regulatory developments may impact the Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund itself is regulated. BlackRock cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Risks Specific to Certain Derivatives Used by the Fund

Swaps — Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Credit Default Swaps — Credit default swaps may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange transactions are over-the-counter contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

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Indexed and Inverse Securities — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

Futures — Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Options — An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

Commodity-Linked Derivatives — The value of a commodity-linked derivative investment typically is based upon the price movements of a commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.

Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of fixed-income securities. Therefore, at maturity, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments that are more or less than the stated coupon interest payments.

In connection with the Fund’s direct and indirect investments in commodity-linked derivatives, the Fund will attempt to manage its counterparty exposure so as to limit its exposure to any one counterparty. However, due to the limited number of entities that may serve as counterparties (and which the Fund believes are creditworthy) at any one time the Fund may enter into swap agreements with a limited number of counterparties and may invest in commodity-linked notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund’s exposure to counterparty credit risk. There can be no assurance that the Fund will be able to limit exposure to any one counterparty at all times.

Distressed Securities Risk — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets may include those in countries considered emerging or developing by the World Bank, the International Finance Corporation or the United Nations.

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Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. Many emerging markets do not have income tax treaties with the United States, and as a result, investments by the Fund may be subject to higher withholding taxes in such countries. In addition, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Equity Securities Risk — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the

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Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that, to the extent the Fund is invested in securities denominated in a foreign currency, a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

European Economic Risk — The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Fund’s investments.

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Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the Euro, the common currency of the European Union, and/ or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. The major risks of junk bond investments include:

■	Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.
■	Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.
■	Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.
■	Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.
■	Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.
■	The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the Investment Company Act of 1940, as amended (the “Investment Company Act”), the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of instruments. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Mortgage- and Asset-Backed Securities Risks — Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Although asset-backed and commercial mortgage-backed securities (“CMBS”) generally experience less prepayment than residential mortgage-backed securities, mortgage-backed and asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks.

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Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgage or assets, particularly during periods of economic downturn. Certain CMBS are issued in several classes with different levels of yield and credit protection. The Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (“CMOs”). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment. Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment.

The mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on mortgage loans (including subprime and second-lien mortgage loans) generally have increased and may continue to increase, and a decline in or flattening of real-estate values (as has been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of mortgage loan originators have experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Precious Metal Related Securities Risk — Prices of precious metals and of precious metal related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

Some precious metals mining operation companies may hedge, to varying degrees, their exposure to falls in precious metals prices by selling forward future production. This may limit the company’s ability to benefit from future increases in the price of precious metals, thereby lowering returns to the Fund. Hedging techniques also have their own risk, including the possibility that a mining company or other party will be unable to meet its contractual obligations and potential margin requirements.

Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals. Additionally, increased environmental or labor costs may depress the value of mining and metal investments.

Real Estate Related Securities Risk — The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, tenant bankruptcies, the ability to re-lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning,

22

environmental and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates also affect real estate values. If the Fund’s real estate related investments own real estate assets which are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. Many issuers of real estate related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Fund buys will not necessarily track the value of the underlying investments of the issuers of such securities.

REIT Investment Risk — In addition to the risks facing real estate-related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s investment in a small cap or emerging growth company may lose substantial value. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

The securities of small cap and emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap and emerging growth securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap and emerging growth securities requires a longer term view.

Sovereign Debt Risk — Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Structured Notes Risk — Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference measure. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by the Fund. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference measure.

Structured notes may be positively or negatively indexed, so the appreciation of the reference measure may produce an increase or a decrease in the interest rate or the value of the principal at maturity. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of reference measures. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

Subsidiary Risk — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Commodities Related Investment Risks” above). These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the Investment Company Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by BlackRock, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for

23

the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Borrowing Risk — Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Depositary Receipts Risk — The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities or the lack of an active market. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

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Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

Standby Commitment Agreements Risk — Standby commitment agreements involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s consolidated financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$16.26	$17.61	$16.10	$14.87	$16.15
Net investment income[1]	0.22	0.29	0.22	0.26	0.28
Net realized and unrealized gain (loss)	(0.35)	0.12	2.14	1.27	(0.84)
Net increase (decrease) from investment operations	(0.13)	0.41	2.36	1.53	(0.56)
Distributions:[2]
From net investment income	(0.19)	(0.39)	(0.20)	(0.25)	(0.36)
From net realized gain	(0.84)	(1.37)	(0.65)	(0.05)	(0.36)
From return of capital	(0.01)	—	—	—	—
Total distributions	(1.04)	(1.76)	(0.85)	(0.30)	(0.72)
Net asset value, end of year	$15.09	$16.26	$17.61	$16.10	$14.87
Total Return[3]
Based on net asset value	(0.89)%	2.30%	14.76%	10.28%	(3.49)%
Ratios to Average Net Assets
Total expenses	0.75%	0.74%	0.72%	0.74%	0.69%
Total expenses after fees waived and/or reimbursed	0.73%	0.72%	0.72%	0.74%	0.69%
Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and stock loan fees	0.73%	0.72%	0.72%	0.74%	0.69%
Net investment income	1.32%	1.64%	1.26%	1.66%	1.75%
Supplemental Data
Net assets, end of year (000)	$1,994,371	$1,708,903	$2,426,154	$1,868,059	$1,737,294
Portfolio turnover rate[4]	90%	72%	53%	49%	31%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
[4]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover is as follows:
	Year Ended December 31,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	88%	72%	53%	49%	31%

26

Financial Highlights (continued)

	Class II
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$16.21	$17.56	$16.07	$14.85	$16.13
Net investment income[1]	0.19	0.25	0.19	0.23	0.26
Net realized and unrealized gain (loss)	(0.35)	0.14	2.14	1.28	(0.84)
Net increase (decrease) from investment operations	(0.16)	0.39	2.33	1.51	(0.58)
Distributions:[2]
From net investment income	(0.16)	(0.37)	(0.19)	(0.24)	(0.34)
From net realized gain	(0.84)	(1.37)	(0.65)	(0.05)	(0.36)
From return of capital	(0.01)	—	—	—	—
Total distributions	(1.01)	(1.74)	(0.84)	(0.29)	(0.70)
Net asset value, end of year	$15.04	$16.21	$17.56	$16.07	$14.85
Total Return[3]
Based on net asset value	(1.05)%	2.16%	14.55%	10.14%	(3.63)%
Ratios to Average Net Assets
Total expenses	1.02%	1.01%	1.00%	0.98%	0.84%
Total expenses after fees waived and/or reimbursed	0.88%	0.88%	0.87%	0.90%	0.84%
Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and stock loan fees	0.88%	0.87%	0.87%	0.90%	0.84%
Net investment income	1.17%	1.39%	1.07%	1.43%	1.60%
Supplemental Data
Net assets, end of year (000)	$256,964	$260,312	$216,395	$80,236	$25,768
Portfolio turnover rate[4]	90%	72%	53%	49%	31%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
[4]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover is as follows:
	Year Ended December 31,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	88%	72%	53%	49%	31%

27

Financial Highlights (concluded)

	Class III
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$14.19	$15.58	$14.34	$13.28	$14.49
Net investment income[1]	0.15	0.21	0.16	0.20	0.22
Net realized and unrealized gain (loss)	(0.30)	0.12	1.89	1.12	(0.74)
Net increase (decrease) from investment operations	(0.15)	0.33	2.05	1.32	(0.52)
Distributions:[2]
From net investment income	(0.15)	(0.35)	(0.16)	(0.21)	(0.33)
From net realized gain	(0.84)	(1.37)	(0.65)	(0.05)	(0.36)
From return of capital	(0.01)	—	—	—	—
Total distributions	(1.00)	(1.72)	(0.81)	(0.26)	(0.69)
Net asset value, end of year	$13.04	$14.19	$15.58	$14.34	$13.28
Total Return[3]
Based on net asset value	(1.14)%	2.08%	14.42%	9.97%	(3.64)%
Ratios to Average Net Assets
Total expenses	1.12%	1.11%	1.11%	1.07%	0.94%
Total expenses after fees waived and/or reimbursed	0.98%	0.98%	0.97%	0.99%	0.94%
Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and stock loan fees	0.98%	0.97%	0.97%	0.99%	0.94%
Net investment income	1.07%	1.32%	1.02%	1.41%	1.50%
Supplemental Data
Net assets, end of year (000)	$8,869,288	$9,780,007	$10,014,301	$8,702,140	$7,704,593
Portfolio turnover rate[4]	90%	72%	53%	49%	31%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
[4]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover is as follows:
	Year Ended December 31,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	88%	72%	53%	49%	31%

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MAY 1, 2016

PROSPECTUS

BlackRock Variable Series Funds, Inc.

>	BlackRock Global Opportunities V.I. Fund (Class I, Class III)

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • No Bank Guarantee • May Lose Value

	BlackRock Global Opportunities V.I. Fund

Fund Overview
Key facts and details about the Fund listed in this prospectus, including investment objectives, principal investment strategies, principal risk factors, fee and expense information, and historical performance information

	Investment Objective	3
	Fees and Expenses of the Fund	3
	Principal Investment Strategies of the Fund	4
	Principal Risks of Investing in the Fund	4
	Performance Information	7
	Investment Manager	7
	Portfolio Managers	7
	Purchase and Sale of Fund Shares	8
	Tax Information	8
	Payments to Broker/Dealers and Other Financial Intermediaries	8

Details About the Fund	How the Fund Invests	9
	Investment Risks	11
	Financial Highlights	20

Account Information	The Insurance Companies	I-2
	How to Buy and Sell Shares	I-3

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	I-5
	Portfolio Manager Information	I-12
	Conflicts of Interest	I-18
	Valuation of Fund Investments	I-19
	Dividends and Taxes	I-20

General Information	Shareholder Documents	I-22
	Certain Fund Policies	I-22
	Statement of Additional Information	I-22

Glossary	Glossary	I-23

For More Information	Funds and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock Global Opportunities V.I. Fund

Investment Objective

The investment objective of the BlackRock Global Opportunities V.I. Fund (the “Fund”) is to seek long-term growth of capital.

Prior to May 1, 2010, BlackRock Global Opportunities V.I. Fund was known as BlackRock Global Growth V.I. Fund.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your variable annuity or insurance contract (the “Contract”) prospectus for information on the separate account fees and expenses associated with your Contract.

Shareholder Fees (fees paid directly from your investment)

The Fund is not subject to any shareholder fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I Shares	Class III Shares
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.60%	0.63%
Total Annual Fund Operating Expenses	1.35%	1.63%
Fee Waivers and/or Expense Reimbursements[1]	(0.38)%	(0.41)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.97%	1.22%

[1]	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock Advisors, LLC has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.97% (for Class I Shares) and 1.22% (for Class III Shares) of average daily net assets through April 30, 2017. BlackRock Advisors, LLC has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0% (for Class I Shares) and 0% (for Class III Shares) of average daily net assets through April 30, 2017. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Contract. See the Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$99	$390	$703	$1,591
Class III Shares	$124	$474	$848	$1,898

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.

3

Principal Investment Strategies of the Fund

Under normal conditions, the Fund will invest at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential. Under normal circumstances, the Fund anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock Advisors, LLC (“BlackRock”), in which case the Fund would invest at least 30%) of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the United States, (iii) of issuers which primarily trade in a market located outside the United States or (iv) of issuers doing a substantial amount of business outside the United States, which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the United States or have at least 50% of their sales or assets outside the United States. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above. The Fund primarily buys common stock but may also invest in preferred stock and convertible securities. The Fund may invest up to 25% of its total assets in stocks of issuers in emerging market countries.

The Fund may invest up to 25% of total assets in global fixed income securities, including corporate bonds, U.S. Government debt securities, non-U.S. Government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (commonly called high yield or “junk” bonds). Investment in fixed income securities will be made on an opportunistic basis. Securities will be identified based on factors such as relative value and earnings estimate revisions.

From time to time, the Fund may invest in shares of companies through initial public offerings (“IPOs”). The Fund will invest in securities of non-U.S. issuers that can be U.S. dollar based or non-U.S. dollar based on a hedged or unhedged basis. The Fund may enter into currency transactions on a hedged or unhedged basis in order to seek total return.

The Fund may, when consistent with the Fund’s investment objective, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future). The Fund may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks of investing in the Fund.

■	Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.
■	Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the

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market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

■	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

Leverage Risk — Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives may become subject to margin requirements when regulations are finalized. Implementation of such regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of swaps and other derivatives may increase the costs to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund. In December 2015, the

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Securities and Exchange Commission proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund. If the rule goes into effect, it could limit the ability of the Fund to invest or remain invested in derivatives.

■	Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative.

Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
■	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
—	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
—	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
—	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
—	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
—	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
—	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
—	The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Fund’s investments.
■	Investment Style Risk — Because different kinds of stocks go in and out of favor depending on market conditions, the Fund’s performance may be better or worse than other funds with different investment styles (e.g., growth vs. value, large cap vs. small cap).
■	Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
■	“New Issues” Risk — “New issues” are IPOs of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.
■	Small Cap Securities Risk — Small cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

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Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Morgan Stanley Capital International (“MSCI”) All Country World Index. As with all such investments, past performance is not an indication of future results. The Fund’s Annual Total Returns prior to October 1, 2011 as reflected in the bar chart and the table are the returns of the Fund that followed different investment strategies. The bar chart and table do not reflect separate account fees and expenses. If they did, returns would be less than those shown. The returns for Class III Shares prior to June 23, 2008, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares. This information may be considered when assessing the performance of Class III Shares, but does not represent the actual performance of Class III Shares. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Class I Shares
ANNUAL TOTAL RETURNS
BlackRock Global Opportunities V.I. Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 24.00% (quarter ended June 30, 2009) and the lowest return for a quarter was –23.76% (quarter ended December 31, 2008). The year-to-date return as of March 31, 2016 was –3.31%.

As of 12/31/15 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Global Opportunities V.I. Fund: Class I Shares	0.28%	4.70%	5.54%
BlackRock Global Opportunities V.I. Fund: Class III Shares	0.02%	4.45%	5.28%
MSCI All Country World Index (Reflects no deduction for fees, expenses or taxes)	(2.36)%	6.09%	4.75%

Investment Manager

The Fund’s investment manager is BlackRock.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Thomas Callan, CFA	2008	Managing Director of BlackRock, Inc.
Ian Jamieson, CFA	2011	Managing Director of BlackRock, Inc.
Simon McGeough	2015	Director of BlackRock, Inc.

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Purchase and Sale of Fund Shares

Shares of the Fund currently are sold either directly or indirectly (through other variable insurance funds) to separate accounts of insurance companies (the “Insurance Companies”) and certain accounts administered by the Insurance Companies (the “Accounts”) to fund benefits under the Contracts issued by the Insurance Companies. Shares of the Fund may be purchased or sold each day the New York Stock Exchange is open.

The Fund does not have any initial or subsequent investment minimums. However, your Contract may require certain investment minimums. See your Contract prospectus for more information.

Tax Information

Distributions made by the Fund to an Account, and exchanges and redemptions of Fund shares made by an Account, ordinarily do not cause the corresponding Contract holder to recognize income or gain for Federal income tax purposes. See the Contract prospectus for information regarding the Federal income tax treatment of the distributions to Accounts and the holders of the Contracts.

Payments to Broker/Dealers and Other Financial Intermediaries

BlackRock and its affiliates may make payments relating to distribution and sales support activities to the Insurance Companies and other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Insurance Company or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Visit your Insurance Company’s website, which may have more information.

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Details About the Fund

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the BlackRock Global Opportunities V.I. Fund (the “Fund”) and your rights as a shareholder.

How the Fund Invests

Investment Objective

The investment objective of the Fund is to seek long-term growth of capital.

Should the Board of Directors determine that the investment objective of the Fund should be changed, shareholders of the Fund will be given notice before any such change is effective. However, such change can be effected without shareholder approval.

Investment Process

BlackRock Advisors, LLC (“BlackRock”) considers a variety of factors when choosing investments for the Fund, such as:

■	identifying securities that have above-average return potential, influenced by factors such as relative value and earnings estimate revisions; and
■	identifying opportunities in the global securities markets for investments in global equity securities of any market capitalization, as well as fixed income investments and foreign currency transactions.

In addition, the Fund does not limit its investments to companies of any particular size, and may invest in securities of companies with small to large capitalizations.

The Fund generally will sell a security when, in the Fund management team’s opinion, the security reaches its price target, or there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, a need to rebalance the portfolio or a better opportunity elsewhere. The team uses a broad set of quantitative tools to enhance the timing of purchase or sell decisions.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Principal Investment Strategies

Under normal conditions, the Fund will invest at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential. Under normal circumstances, the Fund anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the Fund would invest at least 30%) of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the United States, (iii) of issuers which primarily trade in a market located outside the United States or (iv) of issuers doing a substantial amount of business outside the United States, which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the United States or have at least 50% of their sales or assets outside the United States. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above. The Fund may invest up to 25% of its total assets in stocks of issuers in emerging market countries.

Investment in fixed-income securities will be made on an opportunistic basis. Securities will be identified based on factors such as relative value and earnings estimate revisions. The Fund may invest up to 25% of total assets in global fixed-income securities, including corporate bonds, U.S. Government debt securities, non-U.S. Government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (commonly called high yield or “junk” bonds). Split rated bonds will be considered to have the higher credit rating.

From time to time, the Fund may invest in shares of companies through initial public offerings (“IPOs”). The Fund will invest in securities of non-U.S. issuers that can be U.S.-dollar based or non-U.S.-dollar based on a hedged or unhedged basis. The Fund may enter into currency transactions on a hedged or unhedged basis in order to seek total return.

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With respect to equity investments, the Fund primarily buys common stock but may also invest in preferred stock and convertible securities.

The Fund may, when consistent with the Fund’s investment objective, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of currency for another party’s obligation to pay or its right to receive another type of currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future). The Fund may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Other Strategies

In addition to the principal strategies discussed above, the Fund may also invest or engage in the following investments/strategies:

■	Credit Default Swaps — The Fund may invest in credit default swaps, whereby one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.
■	Depositary Receipts — The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Fund may invest in unsponsored depositary receipts.
■	Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale, such as Rule 144A securities. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.
■	Indexed and Inverse Securities — The Fund may invest in securities the potential return of which is based on the change in a specified interest rate or equity index (an “indexed security”). For example, the Fund may invest in a security that pays a variable amount of interest or principal based on the current level of the French or Korean stock markets. The Fund may also invest in securities whose return is inversely related to changes in an interest rate or index (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down.
■	Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange- traded funds (“ETFs”), unit investment trusts, and open-end and closed-end funds. The Fund may invest in affiliated investment companies, including affiliated money market funds and affiliated ETFs.
■	Money Market Securities — The Fund may invest in high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Fund will not be deemed to deviate from its normal strategies if it holds these securities pending investments.
■	Real Estate Investment Trusts (“REITs”) — The Fund may invest in REITs. REITs are companies that own interests in real estate or in real estate related loans or other interests, and have revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

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Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

■	Repurchase Agreements and Purchase and Sale Contracts — The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.
■	Securities Lending — The Fund may lend securities with a value up to 33 1⁄3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
■	Temporary Defensive Strategies — It is possible that in extreme market conditions the Fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the Fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Fund’s opportunity to achieve its investment objective.
■	Warrants — A warrant gives the Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the Fund is able to exercise it or sell it before it expires.
■	When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.
ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by a team of financial professionals. Thomas Callan, CFA, Ian Jamieson, CFA and Simon McGeough are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

Investment Risks

This section contains a discussion of the general risks of investing in the Fund. The “Investment Objectives and Policies” section in the Statement of Additional Information (“SAI”) also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Principal Risks of Investing in the Fund

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s

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investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve has purchased on the open market large quantities of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. As the Federal Reserve “tapers” or reduces the amount of securities it purchases pursuant to quantitative easing, and/or if the Federal Reserve raises the federal funds rate, there is a risk that interest rates will rise. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could

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make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives may also expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Hedging Risk — When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.

Tax Risk — The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service (“IRS”).

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives may become subject to margin requirements when regulations are finalized. Implementation of such regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of swaps and other derivatives may increase the costs to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund. If the rule goes into effect, it could limit the ability of the Fund to invest or remain invested in derivatives. In addition, other future regulatory developments may impact the Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund itself is regulated. BlackRock cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Risks Specific to Certain Derivatives Used by the Fund

Swaps — Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Credit Default Swaps — Credit default swaps may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange transactions are over-the-counter contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

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Indexed and Inverse Securities — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

Futures — Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are; (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Options — An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets may include those in countries considered emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. Many emerging markets do not have income tax treaties with the United States, and as a result, investments by the Fund may be subject to higher withholding taxes in such countries. In addition, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

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Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Equity Securities Risk — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability,

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regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

European Economic Risk — The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the Euro, the common currency of the European Union, and/ or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion. Therefore, this investment style may over time go in and out of favor. At times when the investment style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the Investment Company Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of instruments. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

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“New Issues” Risk — “New issues” are IPOs of equity securities. Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering. When an initial public offering is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.

Small Cap Securities Risk — Small cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s investment in a small cap company may lose substantial value. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

The securities of small cap companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap securities requires a longer term view.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Borrowing Risk — Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Depositary Receipts Risk — The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. The major risks of junk bond investments include:

■	Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

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■	Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.
■	Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.
■	Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.
■	Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.
■	The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investment in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

Mortgage- and Asset-Backed Securities Risks — Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Although asset-backed and commercial mortgage-backed securities (“CMBS”) generally experience less prepayment than residential mortgage-backed securities, mortgage-backed and asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks.

Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgage or assets, particularly during periods of economic downturn. Certain CMBS are issued in several classes with different levels of yield and credit protection. The Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (“CMOs”). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment. Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment.

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The mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on mortgage loans (including subprime and second-lien mortgage loans) generally have increased and may continue to increase, and a decline in or flattening of real-estate values (as has been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of mortgage loan originators have experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Real Estate Related Securities Risk — The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. If the Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.

REIT Investment Risk — In addition to the risks facing real estate-related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

When-Issued and Delayed Delivery Securities and Forward Commitments Risks — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$16.35	$17.98	$13.89	$12.26	$14.17
Net investment income[1]	0.12	0.14	0.07	0.18	0.14
Net realized and unrealized gain (loss)	(0.07)	(0.81)	4.08	1.60	(1.89)
Net increase (decrease) from investment operations	0.05	(0.67)	4.15	1.78	(1.75)
Distributions:[2]
From net investment income	(0.17)	(0.20)	(0.06)	(0.15)	(0.16)
From net realized gain	(0.23)	(0.76)	—	—	—
Total distributions	(0.40)	(0.96)	(0.06)	(0.15)	(0.16)
Net asset value, end of year	$16.00	$16.35	$17.98	$13.89	$12.26
Total Return[3]
Based on net asset value	0.28%	(3.74)%	29.87%[4]	14.53%	(12.39)%
Ratios to Average Net Assets
Total expenses	1.35%	1.33%	1.33%	1.19%	1.09%
Total expenses after fees waived and reimbursed	1.03%	1.12%	1.14%	1.06%	1.09%
Net investment income	0.72%	0.82%	0.44%	1.36%	1.04%
Supplemental Data
Net assets, end of year (000)	$38,686	$44,136	$52,175	$43,102	$43,381
Portfolio turnover rate	69%	87%	135%	139%	119%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 29.72%.

20

Financial Highlights (concluded)

	Class III
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$16.29	$17.93	$13.86	$12.23	$14.12
Net investment income[1]	0.08	0.06	0.03	0.14	0.11
Net realized and unrealized gain (loss)	(0.08)	(0.77)	4.06	1.60	(1.88)
Net increase (decrease) from investment operations	—	(0.71)	4.09	1.74	(1.77)
Distributions:[2]
From net investment income	(0.13)	(0.17)	(0.02)	(0.11)	(0.12)
From net realized gain	(0.23)	(0.76)	—	—	—
Total distributions	(0.36)	(0.93)	(0.02)	(0.11)	(0.12)
Net asset value, end of year	$15.93	$16.29	$17.93	$13.86	$12.23
Total Return[3]
Based on net asset value	0.02%	(4.00)%	29.51%[4]	14.28%	(12.53)%
Ratios to Average Net Assets
Total expenses	1.63%	1.57%	1.58%	1.43%	1.35%
Total expenses after fees waived and reimbursed	1.27%	1.39%	1.39%	1.31%	1.35%
Net investment income	0.45%	0.32%	0.16%	1.09%	0.78%
Supplemental Data
Net assets, end of year (000)	$3,813	$2,972	$1,404	$1,051	$1,070
Portfolio turnover rate	69%	87%	135%	139%	119%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 29.37%.

21

MAY 1, 2016

PROSPECTUS

BlackRock Variable Series Funds, Inc.

>	BlackRock Government Money Market V.I. Fund (Class I)

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • No Bank Guarantee • May Lose Value

	BlackRock Government Money Market V.I. Fund

Fund Overview
Key facts and details about the Fund listed in this prospectus, including investment objectives, principal investment strategies, principal risk factors, fees and expense information, and historical performance information

	Investment Objective	3
	Fees and Expenses of the Fund	3
	Principal Investment Strategies of the Fund	3
	Principal Risks of Investing in the Fund	4
	Performance Information	5
	Investment Manager	5
	Purchase and Sale of Fund Shares	5
	Tax Information	6
	Payments to Broker/Dealers and Other Financial Intermediaries	6

Details About the Fund	How the Fund Invests	7
	Investment Risks	8
	Financial Highlights	11

Account Information	The Insurance Companies	I-2
	How to Buy and Sell Shares	I-3

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	I-5
	Portfolio Manager Information	I-12
	Conflicts of Interest	I-18
	Valuation of Fund Investments	I-19
	Dividends and Taxes	I-20

General Information	Shareholder Documents	I-22
	Certain Fund Policies	I-22
	Statement of Additional Information	I-22

Glossary	Glossary	I-23

For More Information	Funds and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock Government Money Market V.I. Fund

Investment Objective

The investment objective of the BlackRock Government Money Market V.I. Fund (the “Fund”) is to seek to preserve capital, maintain liquidity, and achieve the highest possible current income consistent with the foregoing.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your variable annuity or insurance contract (the “Contract”) prospectus for information on the separate account fees and expenses associated with your Contract.

Shareholder Fees (fees paid directly from your investment)

The Fund is not subject to any Shareholder Fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I Shares
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.61%
Fee Waivers and/or Expense Reimbursements[1]	(0.31)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	(0.30)%

[1]	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock Advisors, LLC has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.30% (for Class I Shares) of average daily net assets through April 30, 2018. This contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Contract. See the Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$31	$131	$277	$701

Principal Investment Strategies of the Fund

The Fund seeks to produce current income while attempting to maintain a share net asset value of $1.00.

The Fund invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash.

3

The securities purchased by the Fund are subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission (the “SEC”). The Fund will only purchase securities that present minimal credit risk as determined by BlackRock Advisors, LLC (“BlackRock”), the Fund’s investment manager, pursuant to guidelines approved by the Fund’s Board of Directors. The U.S. Government securities in which the Fund invests may include variable and floating rate instruments, and the Fund may transact in U.S. Government securities on a when-issued and delayed delivery basis.

The Fund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Treasury bills, notes, and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations. This policy is a non-fundamental policy of the Fund, and the Fund will not change the policy without providing shareholders with at least 60 days’ prior notice of any change in the policy.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The following is a summary description of principal risks of investing in the Fund.

■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Repurchase Agreement Risk — The Fund may enter into repurchase agreements. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the seller in a repurchase agreement transaction defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.
■	U.S. Government Obligations Risk — Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
■	Variable and Floating Rate Instrument Risk — The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.
■	When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

4

Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The Fund’s Annual Total Returns prior to September 1, 2015 as reflected in the bar chart and the table are the returns of the Fund that followed different investment strategies under the name “BlackRock Money Market V.I. Fund.” Fund performance prior to September 1, 2015 is not an indication of future results. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance is not an indication of future results. Separate account fees and expenses are not reflected in the bar chart. If they were, returns would be less than those shown. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Class I Shares
ANNUAL TOTAL RETURNS
BlackRock Government Money Market V.I. Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 1.22% (quarter ended September 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended June 30, 2015). The year-to-date return as of March 31, 2016 was 0.02%.

As of 12/31/15 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Government Money Market V.I. Fund: Class I Shares	0.01%	0.00%	1.19%

Investment Manager

The Fund’s investment manager is BlackRock.

Purchase and Sale of Fund Shares

Shares of the Fund currently are sold either directly or indirectly (through other variable insurance funds) to separate accounts of insurance companies (the “Insurance Companies”) and certain accounts administered by the Insurance Companies (the “Accounts”) to fund benefits under the Contracts issued by the Insurance Companies. Shares of the Fund may be purchased or sold each day the New York Stock Exchange is open.

The Fund does not have any initial or subsequent investment minimums. However, your Contract may require certain investment minimums. See your Contract prospectus for more information.

5

Tax Information

Distributions made by the Fund to an Account, and exchanges and redemptions of Fund shares made by an Account, ordinarily do not cause the corresponding Contract holder to recognize income or gain for Federal income tax purposes. See the Contract prospectus for information regarding the Federal income tax treatment of the distributions to Accounts and the holders of the Contracts.

Payments to Broker/Dealers and Other Financial Intermediaries

BlackRock and its affiliates may make payments relating to distribution and sales support activities to the Insurance Companies and other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Insurance Company or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Visit your Insurance Company’s website, which may have more information.

6

Details About the Fund

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the BlackRock Government Money Market V.I. Fund (the “Fund”) and your rights as a shareholder.

How the Fund Invests

Investment Objective

The investment objective of the Fund is to seek to preserve capital, maintain liquidity, and achieve the highest possible current income consistent with the foregoing.

Investment Process

The Fund is a money market fund managed pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

■	The Fund seeks to maintain a net asset value of $1.00 per share.
■	The Fund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. The average life of the Fund’s portfolio is calculated without reference to the exceptions used for variable or floating rate securities regarding the use of the interest rate reset dates in lieu of the security’s actual maturity date. “Dollar-weighted” means the larger the dollar value of a debt security in the Fund, the more weight it gets in calculating this average.
■	Pursuant to Rule 2a-7 the Fund is subject to a “general liquidity requirement” that requires that the Fund hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of its obligations under Section 22(e) of the Investment Company Act regarding share redemptions and any commitments the Fund has made to shareholders. To comply with this general liquidity requirement, BlackRock Advisors, LLC (“BlackRock”) must consider factors that could affect the Fund’s liquidity needs, including characteristics of the Fund’s investors and their likely redemptions. Depending upon the volatility of its cash flows (particularly shareholder redemptions), this may require the Fund to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements discussed below.
■	The Fund will not acquire any illiquid security (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund) if, immediately following such purchase, more than 5% of the Fund’s total assets are invested in illiquid securities. The Fund will not acquire any security other than a daily liquid asset unless, immediately following such purchase, at least 10% of its total assets would be invested in daily liquid assets. The Fund will not acquire any security other than a weekly liquid asset unless, immediately following such purchase, at least 30% of its total assets would be invested in weekly liquid assets. “Daily liquid assets” include (i) cash; (ii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. “Weekly liquid assets” include (i) and (ii) above as well as (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

Principal Investment Strategies

The Fund seeks to produce current income while attempting to maintain a share net asset value of $1.00.

The Fund invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash.

7

The U.S. Government securities in which the Fund may invest include:

■	Repurchase Agreements — Repurchase agreements are transactions in which the Fund purchases a class of securities with the obligation to resell the securities shortly thereafter at a specified price which reflects interest payable to the Fund. The Fund may engage in repurchase agreements secured by U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and cash.
■	U.S. Government Obligations — The Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies, authorities, instrumentalities and sponsored enterprises, and related custodial receipts.
■	Variable and Floating Rate Instruments — Instruments that provide for adjustments in the interest rate on certain reset dates (variable) or whenever a specified interest rate index changes (floating).
■	When-Issued and Delayed Settlement Transactions — The purchase or sale of securities on a when-issued basis, on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations. This policy is a non-fundamental policy of the Fund, and the Fund will not change the policy without providing shareholders with at least 60 days’ prior notice of any change in the policy.

Other Strategies

In addition to the principal strategies discussed above, the Fund may also invest or engage in the following investments/strategies:

■	Borrowing — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Certain derivative securities that the Fund may buy or other techniques that the Fund may use may create leverage, including, but not limited to, when issued securities, forward commitments and futures contracts and options.
■	Reverse Repurchase Agreements — Reverse repurchase agreements are transactions in which the Fund sells a security with the obligation to repurchase the security shortly thereafter at a specified price which reflects a payment by the Fund. The Fund profits from entering into a reverse repurchase agreement by reinvesting the proceeds of the sale at a higher return than it has to pay to repurchase its security.
■	Securities Lending — The Fund may lend securities with a value up to 33 1⁄3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

Investment Risks

This section contains a discussion of certain risks of investing in the Fund. The “Investment Objectives and Policies” section in the Statement of Additional Information (“SAI”) also includes more information about the Fund, its investments and the related risks. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Principal Risks of Investing in the Fund:

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

8

Income Risk — The Fund’s yield will vary as the short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Repurchase Agreement Risk — The Fund may enter into repurchase agreements. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the seller in a repurchase agreement transaction defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.

U.S. Government Obligations Risk — Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. Government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable and Floating Rate Instrument Risk — The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Borrowing Risk — Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund.

9

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

10

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income[1]	0.0000	0.0000	0.0000	0.0000	0.0000
Net realized gain	0.0001	0.0001	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net increase from investment operations	0.0001	0.0001	0.0000	0.0000	0.0000
Distributions:[2]
From net investment income[3]	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)
From net realized gains	(0.0001)	(0.0001)	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]
Total distributions	(0.0001)	(0.0001)	(0.0000)	(0.0000)	(0.0000)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[4]
Based on net asset value	0.01%	0.01%	0.00%	0.00%	0.00%
Ratios to Average Net Assets
Total expenses	0.61%	0.61%	0.63%	0.61%	0.58%
Total expenses after fees waived and/or reimbursed	0.18%	0.17%	0.20%	0.25%	0.24%
Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%
Supplemental Data
Net assets, end of year (000)	$152,118	$228,241	$179,570	$198,888	$235,527

[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

11

MAY 1, 2016

PROSPECTUS

BlackRock Variable Series Funds, Inc.

>	BlackRock High Yield V.I. Fund (Class I and Class III)

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • No Bank Guarantee • May Lose Value

	BlackRock High Yield V.I. Fund

Fund Overview
Key facts and details about the Fund listed in this prospectus, including investment objectives, principal investment strategies, principal risk factors, fee and expense information, and historical performance information

	Investment Objective	3
	Fees and Expenses of the Fund	3
	Principal Investment Strategies of the Fund	4
	Principal Risks of Investing in the Fund	4
	Performance Information	8
	Investment Manager	8
	Portfolio Managers	9
	Purchase and Sale of Fund Shares	9
	Tax Information	9
	Payments to Broker/Dealers and Other Financial Intermediaries	9

Details About the Fund	How the Fund Invests	10
	Investment Risks	11
	Financial Highlights	20

Account Information	The Insurance Companies	I-2
	How to Buy and Sell Shares	I-3

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	I-5
	Portfolio Manager Information	I-12
	Conflicts of Interest	I-18
	Valuation of Fund Investments	I-19
	Dividends and Taxes	I-20

General Information	Shareholder Documents	I-22
	Certain Fund Policies	I-22
	Statement of Additional Information	I-22

Glossary	Glossary	I-23

For More Information	Funds and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock High Yield V.I. Fund

Investment Objective

The investment objective of the BlackRock High Yield V.I. Fund (the “Fund”) is to seek to maximize total return, consistent with income generation and prudent investment management.

Prior to October 1, 2011, the BlackRock High Yield V.I. Fund was known as BlackRock High Income V.I. Fund.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your variable annuity or insurance contract (the “Contract”) prospectus for information on the separate account fees and expenses associated with your Contract.

Shareholder Fees (fees paid directly from your investment)

The Fund is not subject to any shareholder fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I Shares	Class III Shares
Management Fees	0.53%	0.53%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.31%	0.28%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%
Total Annual Fund Operating Expenses[1]	0.85%	1.07%
Fee Waivers and/or Expense Reimbursements[2]	(0.13)%	(0.12)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.72%	0.95%

[1]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report, which does not include Acquired Fund Fees and Expenses.
[2]	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock Advisors, LLC has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25% (for Class I Shares) and 1.50% (for Class III Shares) of average daily net assets through April 30, 2017. BlackRock Advisors, LLC has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.06% (for Class I Shares) and 0.05% (for Class III Shares) of average daily net assets through April 30, 2017. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Contract. See the Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$74	$258	$459	$1,037
Class III Shares	$97	$328	$578	$1,295

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Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 73% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The Fund normally invests at least 80% of its assets in high yield bonds. The Fund may also invest in convertible and preferred securities. These securities will be counted toward the Fund’s 80% policy to the extent they have characteristics similar to the securities included within that policy. The high yield securities (commonly called “junk bonds”) acquired by the Fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or Ba or lower by Moody’s Investor Services (“Moody’s”)) or will be determined by the Fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The Fund may invest up to 30% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. The Fund can also invest, to the extent consistent with its investment objective, in non-U.S. and emerging market securities and currencies. The Fund may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy.

The Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund may use derivative instruments to hedge its investments or to seek to enhance returns. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks of investing in the Fund.

■	Bank Loan Risk — The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.
■	Collateralized Bond Obligation Risk — The pool of high yield securities underlying collateralized bond obligations is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.
■	Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

■	Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates

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increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

■	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

Leverage Risk — Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives may become subject to margin requirements when regulations are finalized. Implementation of such regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of swaps and other derivatives may increase the costs to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund. In December 2015, the

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Securities and Exchange Commission proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund. If the rule goes into effect, it could limit the ability of the Fund to invest or remain invested in derivatives.

■	Distressed Securities Risk — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
■	Dollar Rolls Risk — Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.
■	Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative.
Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
■	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
■	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
■	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
■	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
■	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
■	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
■	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
■	High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
■	Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund.
■	Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.
■	Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquidity risk may be the result of, among other things, the reduced number and capacity of

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traditional market participants to make a market in fixed income securities or the lack of an active market. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Mezzanine Securities Risk — Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.
■	Mortgage- and Asset-Backed Securities Risks — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
■	Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
■	Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund.

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Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The Fund’s Annual Total Returns prior to October 1, 2011 as reflected in the bar chart and the table are the returns of the Fund that followed different investment objectives and investment strategies under the name “BlackRock High Income V.I. Fund.” The table compares the Fund’s performance to that of the Barclays U.S. Corporate High Yield 2% Issuer Capped Index. As with all such investments, past performance is not an indication of future results. The bar chart and table do not reflect separate account fees and expenses. If they did, returns would be less than those shown. The returns for Class III Shares prior to February 15, 2012, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares. This information may be considered when assessing the performance of Class III Shares, but does not represent the actual performance of Class III Shares. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Class I Shares
ANNUAL TOTAL RETURNS
BlackRock High Yield V.I. Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 19.69% (quarter ended June 30, 2009) and the lowest return for a quarter was –23.39% (quarter ended December 31, 2008). The year-to-date return as of March 31, 2016 was 2.27%.

As of 12/31/15 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock High Yield V.I. Fund: Class I Shares	(3.60)%	5.32%	6.38%
BlackRock High Yield V.I. Fund: Class III Shares	(3.85)%	5.03%	6.10%
Barclays U.S. Corporate High Yield 2% Issuer Capped Index (Reflects no deduction for fees, expenses or taxes)	(4.43)%	5.03%	6.95%

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”).

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Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
James Keenan, CFA	2007	Managing Director of BlackRock, Inc.
Mitchell Garfin, CFA	2009	Managing Director of BlackRock, Inc.
David Delbos	2014	Managing Director of BlackRock, Inc.
Derek Schoenhofen	2009	Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

Shares of the Fund currently are sold either directly or indirectly (through other variable insurance funds) to separate accounts of insurance companies (the “Insurance Companies”) and certain accounts administered by the Insurance Companies (the “Accounts”) to fund benefits under the Contracts issued by the Insurance Companies. Shares of the Fund may be purchased or sold each day the New York Stock Exchange is open.

The Fund does not have any initial or subsequent investment minimums. However, your Contract may require certain investment minimums. See your Contract prospectus for more information.

Tax Information

Distributions made by the Fund to an Account, and exchanges and redemptions of Fund shares made by an Account, ordinarily do not cause the corresponding Contract holder to recognize income or gain for Federal income tax purposes. See the Contract prospectus for information regarding the Federal income tax treatment of the distributions to Accounts and the holders of the Contracts.

Payments to Broker/Dealers and Other Financial Intermediaries

BlackRock and its affiliates may make payments relating to distribution and sales support activities to the Insurance Companies and other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Insurance Company or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Visit your Insurance Company’s website, which may have more information.

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Details About the Fund

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the BlackRock High Yield V.I. Fund (the “Fund”) and your rights as a shareholder.

How the Fund Invests

Investment Objective

The investment objective of the Fund is to seek to maximize total return consistent with income generation and prudent investment management.

Should the Board of Directors determine that the investment objective of the Fund should be changed, shareholders of the Fund will be given notice before any such change is effective. However, such change can be effected without shareholder approval.

Investment Process

The management team evaluates sectors of the high yield market and individual bonds within these sectors. Typically, the management team will invest in distressed securities when it believes they are undervalued.

Securities are purchased for the Fund when the management teams determine that they have the potential for above-average total return. The Fund’s performance is measured against a specified benchmark.

If a security’s rating declines the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

Principal Investment Strategies

The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The Fund normally invests at least 80% of its assets in high yield bonds. The 80% policy is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to shareholders. The Fund may also invest in convertible and preferred securities. These securities will be counted toward the Fund’s 80% policy to the extent they have characteristics similar to the securities included within that policy. Convertible securities generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock convertibles). A convertible security’s value usually reflects both the stream of current income payments and the market value of the underlying stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. The high yield securities (commonly called “junk bonds”) acquired by the Fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Fitch, or Ba or lower by Moody’s) or will be determined by the Fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The Fund may invest up to 30% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. High yield securities are sometimes referred to as “junk bonds,” which are debt securities rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low-rated issuer. Split rated bonds are bonds that receive different ratings from two or more rating agencies.

To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. The Fund can also invest, to the extent consistent with its investment objective, in non-U.S. and emerging market securities and currencies. The Fund may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. Mezzanine investments are subordinated debt securities that receive payments of interest and principal after other more senior security holders are paid. They are generally issued in private placements in connection with an equity security. Collateralized bond obligations are securities backed by a diversified pool of high yield securities. Bank

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loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions. The Fund considers such investments to be debt securities. Mortgage-backed securities are asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage-backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies. Asset-backed securities are bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

The Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund may use derivative instruments to hedge its investments or to seek to enhance returns. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Other Strategies

In addition to the principal strategies discussed above, the Fund may also invest or engage in the following investments/strategies:

■	Common Stock — The Fund may acquire and hold common stock either directly or indirectly. Indirect acquisitions include unit offerings with fixed-income securities or in connection with an amendment, waiver, or a conversion or exchange of fixed-income securities, or in connection with the bankruptcy or workout of a distressed fixed-income security, or upon the exercise of a right or warrant obtained in connection with the Fund’s investment in a fixed-income security. Direct investments in common stock will be limited to 10% of the Fund’s assets.
■	Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange—traded funds (“ETFs”), unit investment trusts, and open-end and closed-end funds. The Fund may invest in affiliated investment companies, including affiliated money market funds and affiliated ETFs.
■	Temporary Defensive Strategies — For temporary defensive purposes, the Fund may restrict the markets in which it invests and may invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations of corporate issuers, certificates of deposit, bankers acceptances, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed income securities. Temporary defensive positions may affect the Fund’s ability to achieve its investment objective.
■	When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.
ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by a team of financial professionals. James Keenan, CFA, Mitchell Garfin, CFA, David Delbos and Derek Schoenhofen are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

Investment Risks

This section contains a discussion of the general risks of investing in the Fund. The “Investment Objectives and Policies” section in the Statement of Additional Information (“SAI”) also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Principal Risks of Investing in the Fund:

Bank Loan Risk — The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.

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Collateralized Bond Obligation Risk — The pool of high yield securities underlying collateralized bond obligations is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve has purchased on the open market large quantities of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. As the Federal Reserve “tapers” or reduces the amount of securities it purchases pursuant to quantitative easing, and/or if the Federal Reserve raises the federal funds rate, there is a risk that interest rates will rise. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

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Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock Advisors, LLC (“BlackRock”) may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives may also expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Hedging Risk — When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.

Tax Risk — The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service.

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives may become subject to margin requirements when regulations are finalized. Implementation of such regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of swaps and other derivatives may increase the costs to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

In December 2015, the Securities and Exchange Commission (the “SEC’) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund. If the rule goes into effect, it could limit the ability of the Fund to invest or remain invested in derivatives. In addition, other future regulatory developments may

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impact the Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund itself is regulated. BlackRock cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Risks Specific to Certain Derivatives Used by the Fund

Swaps — Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Credit Default Swaps — Credit default swaps may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange transactions are over the counter contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Indexed Securities — Indexed securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

Futures — Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Options — An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

Distressed Securities Risk — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a

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portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Dollar Rolls Risk — A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets may include those in countries considered emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. Many emerging markets do not have income tax treaties with the United States, and as a result, investments by the Fund may be subject to higher withholding taxes in such countries. In addition, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

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Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

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High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. The major risks of junk bond investments include:

■	Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.
■	Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.
■	Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.
■	Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.
■	Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.
■	The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the Investment Company Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of instruments. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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Mezzanine Securities Risk — Mezzanine securities generally are rated below investment grade and frequently are unrated and present many of the same risks as senior loans, second lien loans and non-investment grade bonds. However, unlike senior loans and second lien loans, mezzanine securities are not a senior or secondary secured obligation of the related borrower. They typically are the most subordinated debt obligation in an issuer’s capital structure. Mezzanine securities also may often be unsecured. Mezzanine securities therefore are subject to the additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled obligation after giving effect to any senior obligations of the related borrower. Mezzanine securities are also expected to be a highly illiquid investment. Mezzanine securities will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine securities is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of debt obligations.

Mortgage- and Asset-Backed Securities Risks — Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Although asset-backed and commercial mortgage-backed securities (“CMBS”) generally experience less prepayment than residential mortgage-backed securities, mortgage-backed and asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks.

Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgage or assets, particularly during periods of economic downturn. Certain CMBS are issued in several classes with different levels of yield and credit protection. The Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (“CMOs”). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment. Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment.

The mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on mortgage loans (including subprime and second-lien mortgage loans) generally have increased and may continue to increase, and a decline in or flattening of real-estate values (as has been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of mortgage loan originators have experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other
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debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Common Stock Risk — Common stocks represent equity ownership in a company. Stock markets are volatile. The price of common stock will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of common stock purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

19

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$7.44	$7.67	$7.44	$6.87	$7.13
Net investment income[1]	0.36	0.40	0.43	0.48	0.50
Net realized and unrealized gain (loss)	(0.61)	(0.18)	0.24	0.56	(0.27)
Net increase (decrease) from investment operations	(0.25)	0.22	0.67	1.04	0.23
Distributions from net investment income[2]	(0.42)	(0.45)	(0.44)	(0.47)	(0.49)
Net asset value, end of year	$6.77	$7.44	$7.67	$7.44	$6.87
Total Return[3]
Based on net asset value	(3.60)%	2.89%	9.33%	15.65%	3.33%
Ratios to Average Net Assets
Total expenses[4]	0.84%	0.87%	0.85%	0.86%	0.68%
Total expenses after fees waived and/or reimbursed[4]	0.70%	0.73%	0.73%	0.77%	0.67%
Net investment income[4]	4.86%	5.23%	5.65%	6.65%	6.98%
Supplemental Data
Net assets, end of year (000)	$127,742	$139,729	$150,691	$142,392	$134,486
Portfolio turnover rate	73%	87%	101%	88%	82%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:
	Year Ended December 31,
	2015	2014	2013	2012	2011
Investments in underlying funds	0.01%	—	—	—	—

20

Financial Highlights (concluded)

	Class III
	Year Ended December 31,
	2015	2014	2013	Period February 15, 2012[1] to December 31, 2012
Per Share Operating Performance
Net asset value, beginning of period	$7.43	$7.67	$7.44	$7.12
Net investment income[2]	0.34	0.38	0.40	0.38
Net realized and unrealized gain (loss)	(0.61)	(0.18)	0.25	0.34
Net increase (decrease) from investment operations	(0.27)	0.20	0.65	0.72
Distributions from net investment income[3]	(0.40)	(0.44)	(0.42)	(0.40)
Net asset value, end of period	$6.76	$7.43	$7.67	$7.44
Total Return[4]
Based on net asset value	(3.85)%	2.51%	9.07%	10.39%[5]
Ratios to Average Net Assets
Total expenses[6]	1.06%	1.07%	1.07%	1.29%[7]
Total expenses after fees waived and/or reimbursed[6]	0.94%	0.98%	0.96%	1.19%[7]
Net investment income[6]	4.63%	4.86%	5.23%	6.74%[7]
Supplemental Data
Net assets, end of period (000)	$95,139	$51,524	$18,567	$14,824
Portfolio turnover rate	73%	87%	101%	88%

[1]	Recommencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:
	Year Ended December 31,
	2015	2014	2013	2012
Investments in underlying funds	0.01%	—	—	—

[7]	Annualized.

21

MAY 1, 2016

PROSPECTUS

BlackRock Variable Series Funds, Inc.

>	BlackRock International V.I. Fund (Class I)

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • No Bank Guarantee • May Lose Value

	BlackRock International V.I. Fund

Fund Overview
Key facts and details about the Fund listed in this prospectus, including investment objectives, principal investment strategies, principal risk factors, fee and expense information, and historical performance information

	Investment Objective	3
	Fees and Expenses of the Fund	3
	Principal Investment Strategies of the Fund	4
	Principal Risks of Investing in the Fund	4
	Performance Information	6
	Investment Manager	6
	Portfolio Managers	6
	Purchase and Sale of Fund Shares	7
	Tax Information	7
	Payments to Broker/Dealers and Other Financial Intermediaries	7

Details About the Fund	How the Fund Invests	8
	Investment Risks	10
	Financial Highlights	19

Account Information	The Insurance Companies	I-2
	How to Buy and Sell Shares	I-3

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	I-5
	Portfolio Manager Information	I-12
	Conflicts of Interest	I-18
	Valuation of Fund Investments	I-19
	Dividends and Taxes	I-20

General Information	Shareholder Documents	I-22
	Certain Fund Policies	I-22
	Statement of Additional Information	I-22

Glossary	Glossary	I-23

For More Information	Funds and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock International V.I. Fund

Investment Objective

The investment objective of the BlackRock International V.I. Fund (the “Fund”) is long-term capital growth.

Prior to October 1, 2011, BlackRock International V.I. Fund was known as BlackRock International Value V.I. Fund.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your variable annuity or insurance contract (the “Contract”) prospectus for information on the separate account fees and expenses associated with your Contract.

Shareholder Fees (fees paid directly from your investment)

The Fund is not subject to any shareholder fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I Shares
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.34%
Total Annual Fund Operating Expenses	1.09%
Fee Waivers and/or Expense Reimbursements[1]	(0.11)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.98%

[1]	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock Advisors, LLC has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25% (for Class I Shares) of average daily net assets through April 30, 2017. BlackRock Advisors, LLC has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.08% (for Class I Shares) of average daily net assets through April 30, 2017. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Contract. See the Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$100	$336	$590	$1,319

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 112% of the average value of its portfolio.

3

Principal Investment Strategies of the Fund

The Fund invests primarily in stocks of companies located outside the United States. The Fund may purchase common stock, preferred stock, convertible securities and other instruments.

The Fund will invest at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential. The Fund may invest in securities issued by companies of all sizes but will focus mainly on medium and large companies. Companies will be located in developed countries of Europe and the Far East, and in countries with emerging capital markets anywhere in the world. The Fund may invest up to 25% of its total assets in global fixed income securities, including corporate bonds, U.S. Government debt securities, non-U.S. Government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (commonly called high yield or “junk” bonds).

Fund management selects companies that it believes are undervalued or have good prospects for earnings growth. The Fund chooses investments predominantly using a “bottom up” investment style using a global sector-based investment process. The Fund’s allocations to particular countries are based on Fund management’s evaluation of individual companies.

Under normal circumstances, the Fund will allocate a substantial amount (approximately 40% or more—unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30%) of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the United States, (iii) of issuers which primarily trade in a market located outside the United States, or (iv) of issuers doing a substantial amount of business outside the United States, which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the United States or have at least 50% of their sales or assets outside the United States. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.

Fund management may, when consistent with the Fund’s investment objective, buy or sell options or futures on a security or an index of securities, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives).

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks of investing in the Fund.

■	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

Leverage Risk — Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

4

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives may become subject to margin requirements when regulations are finalized. Implementation of such regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of swaps and other derivatives may increase the costs to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund. In December 2015, the Securities and Exchange Commission proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund. If the rule goes into effect, it could limit the ability of the Fund to invest or remain invested in derivatives.

■	Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
■	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
■	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
■	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
■	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
■	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
■	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
■	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
■	The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Fund’s investments.
■	Geographic Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.
■	Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

5

■	Mid-Cap Securities Risk — The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The Fund’s Annual Total Returns prior to October 1, 2011 as reflected in the bar chart and the table are the returns of the Fund that followed different investment strategies under the name “BlackRock International Value V.I. Fund.” The table compares the Fund’s performance to that of the MSCI All Country World Index Ex-U.S. As with all such investments, past performance is not an indication of future results. The bar chart and table do not reflect separate account fees and expenses. If they did, returns would be less than those shown. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Class I Shares
ANNUAL TOTAL RETURNS1
BlackRock International V.I. Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 26.88% (quarter ended June 30, 2009) and the lowest return for a quarter was –20.71% (quarter ended September 30, 2011). The year-to-date return as of March 31, 2016 was –3.91%.

As of 12/31/15 Average Annual Total Returns	1 Year	5 Years	10 Years[1]
BlackRock International V.I. Fund: Class I Shares	(2.76)%	2.36%	2.36%
MSCI All Country World Index Ex-U.S. (Reflects no deduction for fees, expenses or taxes)	(5.66)%	1.06%	2.92%

[1]	A portion of the Fund’s total return during the fiscal year ended December 31, 2006 was attributable to a reimbursement to the Fund in order to resolve a regulatory issue relating to an investment.

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-adviser is BlackRock International Limited. Where applicable, the use of the term BlackRock also refers to the Fund’s sub-adviser.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
James Bristow, CFA	2011	Managing Director of BlackRock, Inc.
Gareth Williams, CFA	2011	Director of BlackRock, Inc.

6

Purchase and Sale of Fund Shares

Shares of the Fund currently are sold either directly or indirectly (through other variable insurance funds) to separate accounts of insurance companies (the “Insurance Companies”) and certain accounts administered by the Insurance Companies (the “Accounts”) to fund benefits under the Contracts issued by the Insurance Companies. Shares of the Fund may be purchased or sold each day the New York Stock Exchange is open.

The Fund does not have any initial or subsequent investment minimums. However, your Contract may require certain investment minimums. See your Contract prospectus for more information.

Tax Information

Distributions made by the Fund to an Account, and exchanges and redemptions of Fund shares made by an Account, ordinarily do not cause the corresponding Contract holder to recognize income or gain for Federal income tax purposes. See the Contract prospectus for information regarding the Federal income tax treatment of the distributions to Accounts and the holders of the Contracts.

Payments to Broker/Dealers and Other Financial Intermediaries

BlackRock and its affiliates may make payments relating to distribution and sales support activities to the Insurance Companies and other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Insurance Company or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Visit your Insurance Company’s website, which may have more information.

7

Details About the Fund

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the BlackRock International V.I. Fund (the “Fund”) and your rights as a shareholder.

How the Fund Invests

Investment Objective

The investment objective of the Fund is long-term capital growth.

This investment objective is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to shareholders.

Investment Process

The Fund chooses investments predominantly using a “bottom up” investment style using a global sector-based investment process.

In selecting securities, the Fund emphasizes those securities that Fund management believes are undervalued or have good prospects for earnings growth. A company’s stock is considered to be undervalued when the stock’s current price is less than what Fund management believes a share of the company is worth. Fund management feels a company’s worth can be assessed by factors such as:

■	financial resources;
■	value of assets;
■	sales and earnings growth;
■	product development;
■	quality of management; and
■	overall business prospects.

A company’s stock may become undervalued when most investors fail to perceive the company’s strengths in one or more of these areas. A company whose earnings per share grow faster than inflation and the economy in general usually has a higher stock price over time than a company with slower earnings growth. The Fund’s evaluation of the prospects for a company’s industry or market sector is an important factor in evaluating a particular company’s earnings potential. Current income from dividends and interest will not be an important consideration in selecting portfolio securities. Fund management analyzes individual stocks within specific sectors and compares them to investment opportunities in other areas of the market. Fund management then allocates the Fund’s investments to those areas of each market that it believes provide the best combination of risk versus reward.

Principal Investment Strategies

International Fund will invest at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential. The Fund primarily buys common stock but may also invest in preferred stock, convertible securities and other instruments. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). Under normal circumstances, the Fund will allocate a substantial amount (approximately 40% or more —unless market conditions are not deemed favorable by BlackRock, in which case the Fund would invest at least 30%) of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the United States, (iii) of issuers which primarily trade in a market located outside the United States, or (iv) of issuers doing a substantial amount of business outside the United States, which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the United States or have at least 50% of their sales or assets outside the United States. For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.

Investment in fixed income securities will be made on an opportunistic basis. Securities will be identified based on factors such as relative value and earnings estimate revisions. The Fund may invest up to 25% of total assets in global fixed income securities, including corporate bonds, U.S. Government debt securities, non-U.S. Government and

8

supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (commonly called high yield or “junk” bonds). Split rated bonds will be considered to have the higher credit rating.

The Fund will invest in securities of non-U.S. issuers that can be U.S.-dollar based or non-U.S.-dollar based on a hedged or unhedged basis. The Fund may enter into currency transactions on a hedged or unhedged basis in order to seek total return.

The Fund may, when consistent with the Fund’s investment objective, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of currency for another party’s obligation to pay or its right to receive another type of currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future). The Fund may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

Other Strategies

In addition to the principal strategies discussed above, the Fund may also invest or engage in the following investments/strategies:

■	Borrowing — The Fund may borrow for temporary or emergency purposes or to settle securities transactions.
■	Convertible Securities — The Fund may invest in convertible securities, which generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible security’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.
■	Debt Securities — Debt securities include fixed income securities issued by companies, as well as U.S. and foreign sovereign debt obligations. When choosing debt securities, Fund management considers various factors including the credit quality of issuers and yield analysis. The Fund may invest in debt securities that are rated below investment grade, which are commonly known as junk bonds.
■	Depositary Receipts — The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American depositary receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European depositary receipts (issued in Europe) and global depositary receipts (issued throughout the world) each evidence a similar ownership arrangement. The Fund may invest in unsponsored depositary receipts.
■	Foreign Exchange Transactions — The Fund may engage in foreign exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates, but Fund management cannot guarantee that it will be able to enter into such transactions or that such transactions will be effective.
■	Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale, such as Rule 144A securities. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.
■	Indexed and Inverse Securities — The Fund may invest in securities that provide a return based on fluctuations in a stock or other financial index. For example, the Fund may invest in a security that increases in value with the price of a particular securities index. In some cases, the return of the security may be inversely related to the price of the index. This means that the value of the security will rise as the price of the index falls and vice versa. Although these types of securities can make it easier for the Fund to access certain markets or hedge risks of other assets held by the Fund, these securities are subject to the risks related to the underlying index or other assets.

9

■	Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange-
traded funds (“ETFs”), unit investment trusts, and open-end and closed-end funds. The Fund may invest in affiliated investment companies, including affiliated money market funds and affiliated ETFs.
■	“New Issues” — From time to time, the Fund may invest in shares of companies through initial public offerings (“IPOs”).
■	Repurchase Agreements and Purchase and Sale Contracts — The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.
■	Securities Lending — The Fund may lend securities with a value up to 33 1⁄3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
■	Standby Commitment Agreements — Standby commitment agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer.
■	Temporary Defensive Strategies — The Fund may invest in short-term instruments, such as money market securities denominated in U.S. dollars or foreign currencies and repurchase agreements, for temporary emergency purposes, including to meet redemptions. The Fund may also invest, without limit, in short-term investments, including money market funds, purchase high quality bonds or buy or sell derivatives to reduce exposure to equity markets when the Fund believes it is advisable to do so on a temporary defensive basis.

Normally a portion of the Fund’s assets would be held in these short-term instruments in anticipation of making investments in accordance with its investment objectives and strategies or to meet redemptions or when Fund management is unable to find attractive investments. Short-term investments and temporary defensive positions may limit the potential for growth in the value of your shares and may, therefore, limit the Fund’s ability to achieve its investment objective.
■	Warrants — A warrant gives the Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the Fund is able to exercise it or sell it before it expires.
■	When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when- issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.
ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by a team of financial professionals. James Bristow, CFA and Gareth Williams, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

Investment Risks

This section contains a discussion of the general risks of investing in the Fund. The “Investment Objectives and Policies” section in the Statement of Additional Information (“SAI”) also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Principal Risks of Investing in the Fund:

Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

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Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives may also expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Hedging Risk — When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.

Tax Risk — The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service (“IRS”).

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives may become subject to margin requirements when regulations are finalized. Implementation of such regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of swaps and other derivatives may increase the costs to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund. If the rule goes into effect, it could limit the ability of the Fund to invest or remain invested in derivatives. In addition, other future regulatory developments may impact the Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund itself is regulated. BlackRock cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Risks Specific to Certain Derivatives Used by the Fund

Swaps — Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange transactions are over-the-counter contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

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Indexed and Inverse Securities — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

Futures — Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are; (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Options — An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. Many emerging markets do not have income tax treaties with the United States, and as a result, investments by the Fund may be subject to higher withholding taxes in such countries. In addition, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

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Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Equity Securities Risk — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability,

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regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

European Economic Risk — The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the Euro, the common currency of the European Union, and/ or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Geographic Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. As an open-end investment company registered with the Securities and Exchange Commission (the “SEC”), the Fund is subject to the federal securities laws, including the Investment Company Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of instruments. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Borrowing Risk — Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Debt Securities Risk — Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Depositary Receipts Risk — The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. The major risks of junk bond investments include:

■	Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.
■	Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

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■	Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.
■	Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.
■	Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.
■	The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investment in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

Mortgage- and Asset-Backed Securities Risks — Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Although asset-backed and commercial mortgage-backed securities (“CMBS”) generally experience less prepayment than residential mortgage-backed securities, mortgage-backed and asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks.

Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgage or assets, particularly during periods of economic downturn. Certain CMBS are issued in several classes with different levels of yield and credit protection. The Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (“CMOs”). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment. Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment.

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The mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on mortgage loans (including subprime and second-lien mortgage loans) generally have increased and may continue to increase, and a decline in or flattening of real-estate values (as has been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of mortgage loan originators have experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

“New Issues” Risk — “New issues” are IPOs of equity securities. Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering. When an initial public offering is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.

Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s investment in a small cap or emerging growth company may lose substantial value. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

The securities of small cap and emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap and emerging growth securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap and emerging growth securities requires a longer term view.

Sovereign Debt Risk — Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Standby Commitment Agreements Risk — Standby commitment agreements involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

When-Issued and Delayed Delivery Securities and Forward Commitments Risks — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$10.10	$10.87	$9.04	$8.00	$9.55
Net investment income[1]	0.14	0.13	0.19	0.16	0.19
Net realized and unrealized gain (loss)	(0.42)	(0.69)	1.86	1.04	(1.50)
Net increase (decrease) from investment operations	(0.28)	(0.56)	2.05	1.20	(1.31)
Distributions from net investment income[2]	(0.11)	(0.21)	(0.22)	(0.16)	(0.24)
Net asset value, end of year	$9.71	$10.10	$10.87	$9.04	$8.00
Total Return[3]
Based on net asset value	(2.76)%	(5.19)%	22.75%	15.08%	(13.71)%
Ratios to Average Net Assets
Total expenses	1.09%	1.11%	1.08%	1.05%	0.89%
Total expenses after fees waived and reimbursed	0.98%	0.99%	0.97%	0.96%	0.88%
Net investment income	1.35%	1.21%	1.92%	1.84%	2.08%
Supplemental Data
Net assets, end of year (000)	$107,942	$125,144	$150,314	$133,308	$134,471
Portfolio turnover rate	112%	129%	121%	106%	153%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

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MAY 1, 2016

PROSPECTUS

BlackRock Variable Series Funds, Inc.

>	BlackRock iShares® Alternative Strategies V.I. Fund (Class I, Class III)

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • No Bank Guarantee • May Lose Value

	BlackRock iShares® Alternative Strategies V.I. Fund

Fund Overview
Key facts and details about the Fund listed in this prospectus including investment objective, principal investment strategies, principal risk factors, fee and expense information, and historical performance information

	Investment Objective	3
	Fees and Expenses of the Fund	3
	Principal Investment Strategies of the Fund	4
	Principal Risks of Investing in the Fund	5
	Performance Information	12
	Investment Manager	12
	Portfolio Managers	12
	Purchase and Sale of Fund Shares	13
	Tax Information	13
	Payments to Broker/Dealers and Other Financial Intermediaries	13

Details About the Fund	How the Fund Invests	14
	Investment Risks	16
	Information About the ETFs	35
	Financial Highlights	43

Account Information	The Insurance Companies	I-2
	How to Buy and Sell Shares	I-3

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	I-5
	Portfolio Manager Information	I-12
	Conflicts of Interest	I-18
	Valuation of Fund Investments	I-19
	Dividends and Taxes	I-20

General Information	Shareholder Documents	I-22
	Certain Fund Policies	I-22
	Statement of Additional Information	I-22

Glossary	Glossary	I-23

For More Information	Funds and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts about BlackRock iShares® Alternative Strategies V.I. Fund

Investment Objective

The investment objective of the BlackRock iShares® Alternative Strategies V.I. Fund (the “Fund”) is to seek to achieve long term growth of capital and risk adjusted returns.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your variable annuity or insurance contract (the “Contract”) prospectus for information on the separate account fees and expenses associated with your Contract.

Shareholder Fees (fees paid directly from your investment)

The Fund is not subject to any shareholder fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I Shares	Class III Shares
Management Fees[1]	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses[2]	1.78%	1.68%
Miscellaneous Other Expenses[2]	1.78%	1.68%
Other Expenses of the Subsidiary[3]	—	—
Acquired Fund Fees and Expenses[4]	0.37%	0.37%
Total Annual Fund Operating Expenses[4]	2.40%	2.55%
Fee Waivers and/or Expense Reimbursements[5]	(1.38)%	(1.28)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[5]	1.02%	1.27%

[1]	The Management Fee payable by the Fund is based on assets estimated to be attributable to the Fund’s direct investments in fixed-income and equity securities and instruments, including exchange-traded funds advised by BlackRock Fund Advisors, LLC or other investment advisers, other investments and cash and cash equivalents (including money market funds). BlackRock Advisors, LLC has contractually agreed to waive the Management Fee on assets estimated to be attributed to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock Advisors, LLC or its affiliates.
[2]	Miscellaneous Other Expenses have been restated to reflect current fees.
[3]	Other Expenses of iShares Alternative Strategies V.I. Fund (Cayman) were less than 0.01% for the Fund’s last fiscal year.
[4]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report, which do not include Acquired Fund Fees and Expenses or the restatement of Miscellaneous Other Expenses to reflect current fees.
[5]	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock Advisors, LLC has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.65% (for Class I Shares) and 0.90% (for Class III Shares) of average daily net assets through April 30, 2017. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock Advisors, LLC in the two years following such waivers and/or reimbursements. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

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Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Contract. See the Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$104	$616	$1,155	$2,631
Class III Shares	$129	$671	$1,240	$2,789

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund, which is a fund of funds, seeks to achieve its investment objective by investing primarily in a portfolio of underlying exchange-traded funds (“ETFs”) that seek to track alternative indices. Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in iShares® ETFs.

The Fund seeks to achieve its investment objective by investing in ETFs that track indices that consist of alternative asset classes. The ETFs may implement various alternative investment strategies by taking long or short positions in a broad range of asset classes, such as real estate, derivatives, currency- and commodity-related instruments, structured products, equity securities, and fixed- and floating-rate debt instruments. The Fund has flexibility in the relative weighting of each asset class and expects to vary the percentages of assets invested in each asset category from time to time. The underlying ETFs may invest in securities and other financial instruments of companies of any market capitalization. The underlying ETFs may invest in securities and other financial instruments available in both U.S. and non-U.S. markets, including emerging markets, which can be U.S. dollar-denominated or non-U.S. dollar-denominated and may be currency hedged or unhedged. The underlying ETFs may also invest in bonds of any maturity and in securities and other financial instruments of any credit rating (including below investment grade securities, commonly known as “junk bonds”).

With respect to equity investments, the underlying ETFs may invest in common stock, preferred stock, rights and warrants to purchase common stock, depositary receipts, securities convertible into common and preferred stock and non-convertible preferred stock. From time to time, the underlying ETFs may invest in shares of companies through initial public offerings (“IPOs”).

With respect to the fixed income investments, the underlying ETFs may invest in a variety of instruments such as government obligations, corporate bonds and notes, including bonds and notes convertible into equity securities, mortgage-backed securities, asset-backed securities, floating or variable rate obligations (including senior secured floating rate loans or debt, and second lien or other subordinated or unsecured floating rate loans or debt), loan assignments and participations, inflation indexed bonds, municipal obligations, zero coupon debt securities, bank loans, structured products (including, but not limited to, structured notes, credit linked notes and participation notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities), and exchange traded notes (“ETNs”). The average portfolio duration of the fixed income portion of the Fund will vary based on the underlying ETFs’ and BlackRock Advisors, LLC’s (“BlackRock”) forecast of interest rates and there are no limits regarding portfolio duration or average maturity.

The underlying ETFs may invest in other pooled investment vehicles, including real estate investment trusts (“REITs”) and partnership interests, including master limited partnerships (“MLPs”).

The Fund and the underlying ETFs may invest in derivatives, including, but not limited to, interest rate swaps, total return swaps, credit default swaps, variance swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps and foreign currency transactions (including swaps), for hedging purposes, as well as to increase the return on their portfolio investments (although the underlying ETFs are not necessarily required to hedge any of their positions or to use derivatives).

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The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in underlying ETFs that primarily invest in commodities, commodity-related instruments and other derivatives. The Fund may gain this exposure to commodity markets by investing up to 25% of its total assets in iShares Alternative Strategies V.I. Fund (Cayman) (the “Subsidiary”), a wholly owned subsidiary of the Fund formed in the Cayman Islands, which invests primarily in underlying ETFs that primarily invest in commodities, commodity-related instruments and other derivatives.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks of investing in the Fund, including principal risks of investing in the underlying ETFs.

Principal Risks of the Fund’s Fund of Funds Structure

■	Allocation Risk — The Fund’s ability to achieve its investment objective depends upon BlackRock’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of ETFs and direct investments. There is a risk that BlackRock’s evaluations and assumptions regarding asset classes or ETFs may be incorrect in view of actual market conditions. Although the quantitative model used to manage the Fund’s assets has been developed and refined by BlackRock, neither the Fund nor BlackRock can offer any assurance that the recommended allocation will either maximize returns or minimize risks.
■	Conflicts of Interest Risk — In managing the Fund, BlackRock will have authority to select and substitute ETFs. BlackRock may be subject to potential conflicts of interest in selecting ETFs because the fees paid to BlackRock by some ETFs are higher than the fees paid by other ETFs. If an ETF holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that ETF.
■	Investments in ETFs Risk — The Fund’s net asset value will change with changes in the value of the ETFs and other securities in which it invests. As with other investments, investments in other investment companies, including ETFs, are subject to market risk and, for non-index strategies, selection risk. In addition, if the Fund acquires shares of investment companies, including ETFs, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

One ETF may buy the same securities that another ETF sells. In addition, the Fund may buy the same securities that an ETF sells, or vice-versa. If this happens, an investor in the Fund would indirectly bear the costs of these transactions without accomplishing the intended investment purpose. Certain of the ETFs may hold common portfolio securities, thereby reducing the diversification benefits of the Fund.

Principal ETF-Specific Risks

■	Cash Transaction Risk — Certain ETFs intend to effect creations and redemptions principally for cash, rather than primarily in-kind because of the nature of the ETF’s investments. Investments in such ETFs may be less tax efficient than investments in ETFs that effect creations and redemptions in-kind.
■	Management Risk — If an ETF does not fully replicate the underlying index, it is subject to the risk that the manager’s investment management strategy may not produce the intended results.
■	Passive Investment Risk — ETFs purchased by the Fund are not actively managed and may be affected by a general decline in market segments relating to their respective indices. An ETF typically invests in securities included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.
■	Representative Sampling Risk — When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.
■	Shares of an ETF May Trade at Prices Other Than Net Asset Value — The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in Creation Units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value,

5

large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long term. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses.
■	Tracking Error Risk — Imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, which is the divergence of an ETF’s performance from that of its underlying index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because an ETF incurs fees and expenses while its underlying index does not.

Other Principal Risks of Investing in the Fund and/or an Underlying ETF

■	Agency Debt Risk — The Fund invests in unsecured bonds or debentures issued by government agencies, including the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. Bonds or debentures issued by government agencies are generally backed only by the general creditworthiness and reputation of the government agency issuing the bond or debenture and are not backed by the full faith and credit of the U.S. Government. Government National Mortgage Association securities are generally backed by the full faith and credit of the U.S. Government.
■	Asset Class Risk — Securities in an underlying index or in the Fund’s portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.
■	Call Risk — During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
■	Commodity Risk — The Fund invests in economies that are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have an adverse impact on those economies.
■	Concentration Risk — To the extent that the Fund’s investments are concentrated in a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
■	Consumer Discretionary Sector Risk — The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.
■	Consumer Services Sector Risk — The consumer services sector may be affected by changes in the domestic and international economy, exchange and interest rates, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns.
■	Credit Risk — The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
■	Currency Risk — Because the Fund’s net asset value (“NAV”) is determined in U.S. dollars, the Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar.
■	Custody Risk — Less developed markets are more likely to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories.
■	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

Leverage Risk — Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

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Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives may become subject to margin requirements when regulations are finalized. Implementation of such regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of swaps and other derivatives may increase the costs to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund. In December 2015, the Securities and Exchange Commission proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund. If the rule goes into effect, it could limit the ability of the Fund to invest or remain invested in derivatives.

■	Dividend-Paying Stock Risk — The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.
■	Energy Sector Risk — The value of securities issued by companies in the energy sector may decline for many reasons, including, among others, changes in energy prices, energy supply and demand, government regulations, energy conservation efforts and potential civil liabilities.
■	Equity Securities Risk — Equity securities are subject to changes in value and their values may be more volatile than those of other asset classes.
■	Extension Risk — During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.
■	Financials Sector Risk — Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements, recent or future regulation on any individual financial company or regulation on the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.
■	Floating Rate Notes Risk — Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates. Although floating rate notes are less sensitive to interest rate risk than fixed rate securities, they are subject to credit and default risk, which could impair their value.
■	Geographic Risk — A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region.
■	Global Real Estate Sub-Industry Risk — Since the Fund concentrates its assets in the global real estate sub-industry, the Fund will be impacted by the performance of the global real estate markets.
■	Healthcare Sector Risk — The healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.
■	High Yield Securities Risk — Securities that are rated below investment grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-” by Standard & Poor’s Ratings Services and Fitch Ratings, Inc., or “Baa3” by Moody’s Investors Service Inc.), or are unrated, may be deemed speculative and may be more volatile than higher-rated securities of similar maturity and may be more likely to default.
■	Income Risk — The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds when bonds in its portfolio mature or are called, bonds in an underlying index are substituted or the Fund otherwise needs to purchase additional bonds.

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■	Industrials Sector Risk — The industrials sector may be adversely affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
■	Information Technology Sector Risk — Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
■	Interest Rate Risk — An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
■	Issuer Risk — Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
■	Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices.
■	Market Risk — The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.
■	Materials Sector Risk — Companies in the materials sector may be adversely impacted by the volatility of commodity prices, exchange rates, depletion of resources, over-production, litigation and government regulations, among other factors.
■	Microcap Companies Risk — Stock prices of microcap companies are significantly more volatile, and more vulnerable to adverse business and economic developments, than those of larger companies. Microcap stocks may also be thinly traded, making it difficult for the Fund to buy and sell them.
■	Mid-Capitalization Companies Risk — Compared to large-capitalization companies, mid-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.
■	Mortgage-Backed Securities Risk — The Fund invests in mortgage-backed securities, some of which may not be backed by the full faith and credit of the U.S. Government. Mortgage-backed securities are subject to call risk and extension risk. Because of these risks, mortgage-backed securities react differently than other bonds to changes in interest rates. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Default or bankruptcy of a counterparty to a to-be-announced (“TBA”) transaction would expose the Fund to possible loss.
■	Non-U.S. Securities Risk — Investments in the securities of non-U.S. issuers are subject to the risks associated with investing in those non-U.S. markets, such as heightened risks of inflation or nationalization. The Fund may lose money due to political, economic and geographic events affecting issuers of non-U.S. securities or non-U.S. markets. The Fund is specifically exposed to Asian Economic Risk, Central and South American Economic Risk and Middle Eastern Economic Risk.
■	North American Economic Risk — The United States is Canada’s and Mexico’s largest trading and investment partner. Economic events in any one North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which the Fund invests.
■	Oil and Gas Sector Risk — Companies in the oil and gas sector are affected by worldwide energy prices and exploration and production costs. Companies in the oil and gas sector may have significant operations in areas at risk for natural disasters, social unrest and environmental damage. These companies may also be at risk for increased government regulation and intervention, litigation, and negative publicity and public perception.
■	Precious Metal Related Securities Risk — Prices of precious metals and of precious metal related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.
■	Preferred Stock Risk — Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. In addition, preferred stock may not pay a dividend, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. To the extent that the Fund invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Fund’s investments to decline.

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■	Prepayment Risk — During periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security’s maturity, causing the Fund to have to reinvest in securities with a lower yield, resulting in a decline in the Fund’s income.
■	Privatization Risk — Some countries in which the Fund invests have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.
■	Producer Durables Industry Group Risk — The producer durables industry group includes companies involved in the design, manufacture or distribution of industrial durables such as electrical equipment and components, industrial products, and housing and telecommunications equipment. These companies may be affected by changes in domestic and international economies and politics, consolidation, excess capacity, and consumer demands, spending, tastes and preferences.
■	Real Estate Investment Risk — The Fund invests in companies that invest in, develop, or operate real estate, or provide real estate related services, such as REITs or real estate holding companies, which exposes investors in the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which real estate companies are organized and operated.
■	Reliance on Trading Partners Risk — The Fund invests in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. Through its portfolio companies’ trading partners, the Fund is specifically exposed to Asian Economic Risk, Central and South American Economic Risk and European Economic Risk.
■	Risk of Investing in Australia — Investments in Australian issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to Australia. The Australian economy is heavily dependent on exports from the energy, agricultural and mining sectors. This makes the Australian economy susceptible to fluctuations in the commodity markets. Australia is also dependent on trading with key trading partners.
■	Risk of Investing in Canada — Investments in Canadian issuers may subject the Fund to economic risk specific to Canada. Among other things, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States, European Union (the “EU”) countries and China. The Canadian economy is sensitive to fluctuations in certain commodity markets.
■	Risk of Investing in Emerging Markets — The Fund’s investments in emerging markets may be subject to a greater risk of loss than investments in issuers located or operating in more developed markets. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuation and greater risk associated with custody of securities.
■	Risk of Investing in Frontier Markets — Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, may be more likely to experience inflation risk, political turmoil and rapid changes in economic conditions than more developed and traditional emerging markets. Investments in frontier markets may be subject to a greater risk of loss than investments in more developed and traditional emerging markets. Frontier markets often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with custody of securities. Economic, political, liquidity and currency risks may be more pronounced with respect to investments in frontier markets than in emerging markets.
■	Risk of Investing in India — Investments in Indian issuers involve risks that are specific to India, including legal, regulatory, political and economic risks. Political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets may result in higher potential for losses. The securities markets in India are relatively underdeveloped and may subject the Fund to higher transaction costs or greater uncertainty than investments in more developed securities markets.
■	Risk of Investing in Japan — The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the Fund.
■	Risk of Investing in Kuwait — Investments in Kuwaiti issuers involve risks that are specific to Kuwait, including legal, regulatory, political and economic risks.
■	Risk of Investing in Russia — Investing in Russian securities involves significant risks, including legal, regulatory and economic risks that are specific to Russia. In addition, investing in Russian securities involves risks associated with the settlement of portfolio transactions and loss of the Fund’s ownership rights in its portfolio securities, as a result of the system of share registration and custody in Russia.

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The United States and the EU have imposed economic sanctions on certain Russian individuals and a financial institution. The United States or the EU could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities.
■	Risk of Investing in the United Kingdom — Investments in United Kingdom issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the United Kingdom’s economy may be impacted by changes to the economic condition of the United States and other European countries. The United Kingdom’s economy, along with the United States and certain other EU economies, experienced a significant economic slowdown during the financial crisis that began in 2007; certain United Kingdom financial institutions suffered significant losses, were severely under-capitalized and required government intervention to survive.
■	Risk of Investing in the United States — The United States is a significant country in which the Fund invests. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
■	Securities Lending Risk — The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
■	Securities Market Risk — Non-U.S. securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
■	Security Risk — Some countries and regions in which the Fund invests have experienced security concerns. Incidents involving a country’s or region’s security may cause uncertainty in these markets and may adversely affect their economies and the Fund’s investments.
■	Small-Capitalization Companies Risk — Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.
■	Sovereign and Quasi-Sovereign Obligations Risk — The Fund invests in securities issued by or guaranteed by non-U.S. sovereign governments and by entities affiliated with or backed by non-U.S. sovereign governments, which may be unable or unwilling to repay principal or interest when due. In times of economic uncertainty, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations.
■	Structural Risk — The countries in which the Fund invests may be subject to considerable degrees of economic, political and social instability.
■	Subsidiary Risk — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Commodity Risk” and “Precious Metal Related Securities Risks” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the Investment Company Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by BlackRock, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information (“SAI”) and could adversely affect the Fund.
In 2011, the Internal Revenue Service suspended the granting of private letter rulings that concluded that the income and gain generated by a registered investment company’s investments in commodity-linked notes, and the income generated from investments in controlled foreign subsidiaries that invest in physical commodities and/or commodity-linked derivative instruments, would be “qualifying income” for regulated investment company qualification purposes. As a result, there can be no assurance that the Internal Revenue Service will treat such

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income and gain as “qualifying income.” If the Internal Revenue Service makes an adverse determination relating to the treatment of such income and gain, the Fund will likely need to change its investment strategies, which could adversely affect the Fund.
■	Technology Industry Group Risk — Technology companies may have limited product lines, markets, financial resources or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights.
■	Telecommunications Sector Risk — Companies in the telecommunications sector may be affected by industry competition, substantial capital requirements, government regulation and obsolescence of telecommunications products and services due to technological advancement.
■	Treaty/Tax Risk — The Fund may operate, in part, through a subsidiary of an underlying ETF, which would in turn invest in securities of Indian issuers. The Fund and the subsidiary rely on the Double Tax Avoidance Agreement between India and Mauritius (“DTAA”) for relief from certain Indian taxes. Treaty renegotiation (particularly to introduce a limitation of benefit clause) or recent legislative changes may result in the Fund withdrawing from the subsidiary, which may result in higher taxes and/or lower returns for the Fund.
■	U.S. Treasury Obligations Risk — U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. Government may cause the value of the Fund’s U.S. Treasury obligations to decline.
■	Utilities Sector Risk — The utilities sector is subject to significant government regulation and oversight. Deregulation may subject utility companies to greater competition and may reduce their profitability. Companies in the utilities sector may be adversely affected due to increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with U.S. federal and state regulations, among other factors.
■	Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

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Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the 60% MSCI All Country World Index/40% Barclays U.S. Aggregate Bond Index, the MSCI All Country World Index and the Barclays U.S. Aggregate Bond Index, which are relevant to the Fund because they have characteristics similar to the Fund’s investment strategies. As with all such investments, past performance is not an indication of future results. The bar chart and table do not reflect separate account fees and expenses. If they did, returns would be less than those shown. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and the table assumes reinvestment of the dividends and distributions. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Class I Shares
ANNUAL TOTAL RETURNS
BlackRock iShares® Alternative Strategies V.I. Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 3.24% (quarter ended March 31, 2015) and the lowest return for a quarter was –3.77% (quarter ended September 30, 2015). The year-to-date return as of March 31, 2016 was 5.11%.

As of 12/31/15 Average Annual Total Returns	1 Year	Since Inception (April 30, 2014)
BlackRock iShares® Alternative Strategies V.I. Fund: Class I Shares	(1.03)%	1.34%
BlackRock iShares® Alternative Strategies V.I. Fund: Class III Shares	(1.34)%	1.12%
60% MSCI All Country World Index/40% Barclays U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	(0.98)%	0.92%
MSCI All Country World Index (Reflects no deduction for fees, expenses or taxes)	(2.36)%	(0.21)%
Barclays U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	0.55%	2.23%

Investment Manager

The Fund’s investment manager is BlackRock.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Amy Whitelaw	2014	Managing Director of BlackRock, Inc.
Vishal Karir, CFA	2016	Director of BlackRock, Inc.
Michael Gates, CFA	2016	Director of BlackRock, Inc.

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Purchase and Sale of Fund Shares

Shares of the Fund currently are sold either directly or indirectly (through other variable insurance funds) to separate accounts of insurance companies (the “Insurance Companies”), certain accounts administered by the Insurance Companies (the “Accounts”) to fund benefits under the Contracts issued by the Insurance Companies and other Variable Insurance Trusts. Shares of the Fund may be purchased or sold each day the New York Stock Exchange is open.

The Fund does not have any initial or subsequent investment minimums. However, your Contract may require certain investment minimums. See your Contract prospectus for more information.

Tax Information

Distributions made by the Fund to an Account, and exchanges and redemptions of Fund shares made by an Account, ordinarily do not cause the corresponding Contract holder to recognize income or gain for Federal income tax purposes. See the Contract prospectus for information regarding the Federal income tax treatment of the distributions to Accounts and the holders of the Contracts.

Payments to Broker/Dealers and Other Financial Intermediaries

BlackRock and its affiliates may make payments relating to distribution and sales support activities to the Insurance Companies and other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Insurance Company or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Visit your Insurance Company’s website, which may have more information.

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Details About the Fund

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the BlackRock iShares® Alternative Strategies V.I. Fund (the “Fund”) and your rights as a shareholder.

How the Fund Invests

Investment Objective

The investment objective of the Fund is to seek to achieve long term growth of capital and risk adjusted returns.

This investment objective is a non-fundamental policy of the Fund and may not be changed without 30 days’ prior notice to shareholders.

Investment Process

The Fund seeks to achieve its investment objective in a risk-efficient manner. The Fund management team aims to deliver high risk-adjusted returns across market cycles. The Fund management team will seek to accomplish this by using an optimization-based portfolio construction process that engineers the Fund’s exposures to capture the management team’s intended exposures while minimizing unintended exposures and risks. Key decision-making variables into the investment process are (i) risk, (ii) correlation, (iii) yield and (iv) expected return. The inputs are historical data adjusted to reflect expected investment conditions and provide more stable forecasts.

The Fund utilizes a dynamic approach to investment management whereby target asset allocations will be updated or confirmed no less frequently than annually. Portfolio rebalancing is market dependent and will be considered at least on a quarterly basis or more frequently if market conditions warrant.

Principal Investment Strategies

The Fund, which is a fund of funds, seeks to achieve its investment objective by investing primarily in a portfolio of underlying exchange-traded funds (“ETFs”) that seek to track alternative indices. Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in iShares® ETFs. The 80% policy is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to shareholders.

The Fund seeks to achieve its investment objective by investing in ETFs that track indices that consist of alternative asset classes. The ETFs may implement various alternative investment strategies by taking long or short positions in a broad range of asset classes, such as real estate, derivatives, currency- and commodity-related instruments, structured products, equity securities, and fixed- and floating-rate debt instruments. The Fund has flexibility in the relative weighting of each asset class and expects to vary the percentages of assets invested in each asset category from time to time. The underlying ETFs may invest in securities and other financial instruments of companies of any market capitalization. The underlying ETFs may invest in securities and other financial instruments available in both U.S. and non-U.S. markets, including emerging markets, which can be U.S. dollar-denominated or non-U.S. dollar-denominated and may be currency hedged or unhedged. The underlying ETFs may also invest in bonds of any maturity and in securities and other financial instruments of any credit rating (including below investment grade securities, commonly known as “junk bonds”).

With respect to equity investments, the underlying ETFs may invest in common stock, preferred stock, rights and warrants to purchase common stock, depositary receipts, securities convertible into common and preferred stock and non-convertible preferred stock. From time to time, the underlying ETFs may invest in shares of companies through initial public offerings (“IPOs”).

With respect to the fixed income investments, the underlying ETFs may invest in a variety of instruments such as government obligations, corporate bonds and notes, including bonds and notes convertible into equity securities, mortgage-backed securities, asset-backed securities, floating or variable rate obligations (including senior secured floating rate loans or debt, and second lien or other subordinated or unsecured floating rate loans or debt), loan assignments and participations, inflation indexed bonds, municipal obligations, zero coupon debt securities, bank loans, structured products (including, but not limited to, structured notes, credit linked notes and participation notes,

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or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities), and exchange traded notes (“ETNs”). The average portfolio duration of the fixed income portion of the Fund will vary based on the underlying ETFs’ and BlackRock Advisors, LLC’s (“BlackRock”) forecast of interest rates and there are no limits regarding portfolio duration or average maturity.

The underlying ETFs may invest in other pooled investment vehicles, including real estate investment trusts (“REITs”) and partnership interests, including master limited partnerships (“MLPs”).

The Fund and the underlying ETFs may invest in derivatives, including, but not limited to, interest rate swaps, total return swaps, credit default swaps, variance swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps and foreign currency transactions (including swaps), for hedging purposes, as well as to increase the return on their portfolio investments (although the underlying ETFs are not necessarily required to hedge any of their positions or to use derivatives).

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in underlying ETFs that primarily invest in commodities. The Fund may gain this exposure to commodity markets by investing in iShares Alternative Strategies V.I. Fund (Cayman) (the “Subsidiary”). The Subsidiary invests primarily in underlying ETFs that primarily invest in commodities. BlackRock is the manager of the Subsidiary. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The Fund will limit its investments in the Subsidiary to 25% of its total assets.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by BlackRock Variable Series Funds, Inc. (the “Company”). As a result, BlackRock, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the Statement of Additional Information (the “SAI”). The Chief Compliance Officer of the Company oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Board of Directors (the “Board”) regarding the Subsidiary’s compliance with its policies and procedures. The Fund and Subsidiary test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary complies with asset segregation requirements to the same extent as the Fund.

BlackRock provides investment management and other services to the Subsidiary. BlackRock does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services. However, the Fund pays BlackRock based on the Fund’s assets, including the assets invested in the Subsidiary. The Subsidiary will also enter into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the Fund.

The financial statements of the Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s Annual and Semi-Annual Reports. The Fund’s Annual and Semi-Annual Reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this prospectus. Please refer to the SAI for additional information about the organization and management of the Subsidiary.

The Fund is classified as diversified under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Other Strategies

In addition to the principal strategies discussed above, the Fund may use certain other investment strategies. The Fund may also invest or engage in the following investments/strategies:

■	Borrowing — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions. Borrowing for temporary or emergency purposes may not be consistent with the Fund’s principal investment strategies. Temporary defensive positions may limit the potential for the Fund to achieve its investment objective.
■	Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. The Fund may also invest in restricted securities, which are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted

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securities may not be listed on an exchange and may have no active trading market and therefore may be considered to be illiquid. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public and may be considered to be liquid securities.
■	Securities Lending — The Fund may lend securities with a value up to 33 1⁄3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by a team of financial professionals. Amy Whitelaw, Vishal Karir, CFA, and Michael Gates, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Fund. The SAI also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The Fund is subject to risks due to its structure as a fund of funds, as well as the same risks as the ETFs in which it invests. The Fund is also subject to the risks associated with the securities in which it invests directly. The principal risks set forth below are the principal risks of investing in the Fund and the ETFs. In the following discussion, references to the “Fund” shall mean any one or more of the relevant ETFs or mutual funds and the Fund, where applicable.

Principal Risks of the Fund’s Fund of Funds Structure

Allocation Risk — The Fund’s ability to achieve its investment objective depends upon BlackRock’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of ETFs and direct investments. There is a risk that BlackRock’s evaluations and assumptions regarding asset classes or ETFs may be incorrect in view of actual market conditions. In addition, there is no guarantee that the ETFs will achieve their investment objectives, and the ETFs’ performance may be lower than the performance of the asset class which they were selected to represent. The ETFs may change their investment objectives or policies without the approval of the Fund. If an ETF were to change its investment objective or policies, the Fund might be forced to withdraw its investment from the ETF at a disadvantageous time and price. Although the quantitative model used to manage Fund’s assets has been developed and refined by BlackRock, neither the Fund nor BlackRock can offer any assurance that the recommended allocation will either maximize returns or minimize risks.

Conflicts of Interest Risk — In managing the Fund, BlackRock will have authority to select and substitute ETFs. BlackRock may be subject to potential conflicts of interest in selecting ETFs because the fees paid to BlackRock by some ETFs are higher than the fees paid by other ETFs. If an ETF holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that ETF.

Investments in ETFs Risk — The Fund may invest a significant portion of its assets in ETFs, so the Fund’s investment performance is, in part, related to the performance of the ETFs. The Fund’s net asset value will change with changes in the value of the ETFs and other securities in which it invests. As with other investments, investments in other investment companies, including ETFs, are subject to market risk and, for non-index strategies, selection risk. In addition, if the Fund acquires shares of investment companies, including ETFs, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

As the ETFs or the Fund’s allocations among the ETFs change from time to time, or to the extent that the expense ratio of the ETFs changes, the weighted average operating expenses borne by the Fund may increase or decrease.

Investing in an ETF will give the Fund exposure to the securities comprising the index on which the ETF is based. Shares of ETFs are traded on an exchange throughout a trading day, and bought and sold based on market values and not at the ETF’s net asset value. For this reason, shares of an ETF could trade at either a premium or discount to its net asset value. However, the trading prices of index-based ETFs tend to closely track the actual net asset value of the ETF. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs, in addition to a spread (i.e., the difference between what professional investors are willing to pay for ETF shares (the “bid” price) and the price at which they are willing to sell ETF shares (the “ask” price)).

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One ETF may buy the same securities that another ETF sells. In addition, the Fund may buy the same securities that an ETF sells, or vice-versa. If this happens, an investor in the Fund would indirectly bear the costs of these transactions without accomplishing the intended investment purpose. Certain of the ETFs may hold common portfolio securities, thereby reducing the diversification benefits of the Fund.

Principal ETF-Specific Risks

Cash Transaction Risk — Certain ETFs intend to effect creations and redemptions principally for cash, rather than primarily in-kind because of the nature of the ETF’s investments. Investments in such ETFs may be less tax efficient than investments in ETFs that effect creations and redemptions in-kind.

Management Risk — If an ETF does not fully replicate the underlying index, it is subject to the risk that the manager’s investment management strategy may not produce the intended results.

Passive Investment Risk — ETFs purchased by the Fund are not actively managed and may be affected by a general decline in market segments relating to their respective indices. An ETF typically invests in securities and other instruments included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.

Representative Sampling Risk — Representative sampling is a method of indexing that involves investing in a representative sample of securities that collectively have a similar investment profile to the index and resemble the index in terms of risk factors and other key characteristics. An ETF may or may not hold every security in the index. When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.

Shares of an ETF May Trade at Prices Other Than Net Asset Value — Shares of an ETF trade on exchanges at prices at, above or below their most recent net asset value. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in Creation Units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses.

Tracking Error Risk — Imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, which is the divergence of an ETF’s performance from that of its underlying index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because an ETF incurs fees and expenses while its underlying index does not.

Other Principal Risks of Investing in the Fund and/or an Underlying ETF

Agency Debt Risk — The Fund invests in unsecured bonds or debentures issued by government agencies, including the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Bonds or debentures issued by government agencies are generally backed only by the general creditworthiness and reputation of the government agency issuing the bond or debenture and are not backed by the full faith and credit of the U.S. Government. Government National Mortgage Association (“Ginnie Mae”) securities are generally backed by the full faith and credit of the U.S. Government.

Some government agencies, including Fannie Mae and Freddie Mac, purchase and guarantee residential mortgages and form mortgage-backed securities that they issue to the market. These agencies also hold their own mortgage-backed securities as well as those of other institutions with funding from the agency debentures they issue. The market for mortgage-backed securities has been adversely affected by the value of those mortgage-backed securities held and/or issued by these agencies.

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Fannie Mae and Freddie Mac were placed under the conservatorship of the U.S. Federal Housing Finance Agency (“FHFA”) in September 2008. Under this conservatorship, the FHFA will operate and manage the agencies, and the U.S. Department of the Treasury has agreed to provide capital as needed (up to $100 billion per agency) to ensure that the agencies continue to provide liquidity to the housing and mortgage markets. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. Government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).

Asian Economic Risk — Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. During the global recession that began in 2007, many of the export-driven Asian economies experienced the effects of the economic slowdown in the United States and Europe, and certain Asian governments implemented stimulus plans, low-interest rate monetary policies and currency devaluations. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which the Fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the value of the Fund’s investments.

Asset Class Risk — The securities in an underlying index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Call Risk — During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Central and South American Economic Risk — The economies of certain Central and South American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of exports for these regions and many economies in these regions are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries in these regions.

Commodity Risk — The energy, materials, and agriculture sectors account for a large portion of the exports of certain countries in which the Fund invests. Any changes in these sectors or fluctuations in the commodity markets could have an adverse impact on a country’s economy. Commodity prices may be influenced or characterized by unpredictable factors, including, where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, pestilence, political instability, changes in interest rates and monetary and other governmental policies. Securities of companies held by the Fund that are dependent on a single commodity, or are concentrated in a single commodity sector, may typically exhibit even higher volatility attributable to commodity prices.

Concentration Risk — To the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be more adversely affected by the underperformance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences.

Consumer Discretionary Sector Risk — The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Consumer Services Sector Risk — The success of consumer product manufacturers and retailers (including food and drug retailers, general retailers, media, and travel and leisure) is tied closely to the performance of the domestic and international economy, interest rates, exchange rates, competition and consumer confidence. The consumer services sector depends heavily on disposable household income and consumer spending. Companies in the consumer services sector may be subject to severe competition, which may also have an adverse impact on their profitability. Changes in consumer demographics and preferences may affect the success of consumer service providers.

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Credit Risk — Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price, which may affect the value of the Fund.

Currency Risk — Because the Fund’s net asset value (“NAV”) is determined on the basis of the U.S. dollar, investors may lose money if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning, which could have a significant negative impact on the Fund.

Custody Risk — Custody risk refers to the risk inherent in the process of clearing and settling trades, as well as the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities markets are, the greater the likelihood of custody problems.

Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives may also expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Hedging Risk — When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.

Tax Risk — The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service.

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives may become subject to margin requirements when

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regulations are finalized. Implementation of such regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of swaps and other derivatives may increase the costs to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund. If the rule goes into effect, it could limit the ability of the Fund to invest or remain invested in derivatives. In addition, other future regulatory developments may impact the Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund itself is regulated. BlackRock cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Risks Specific to Certain Derivatives Used by the Fund

Swaps — Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Credit Default Swaps — Credit default swaps may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange transactions are over-the- counter (“OTC”) contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Indexed and Inverse Securities — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

Futures — Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Options — An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

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Commodity-Linked Derivatives — The value of a commodity-linked derivative investment typically is based upon the price movements of a commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.

Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of fixed income securities. Therefore, at maturity, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments that are more or less than the stated coupon interest payments.

In connection with the Fund’s direct and indirect investments in commodity-linked derivatives, the Fund will attempt to manage its counterparty exposure so as to limit its exposure to any one counterparty. However, due to the limited number of entities that may serve as counterparties (and which the Fund believes are creditworthy) at any one time the Fund may enter into swap agreements with a limited number of counterparties and may invest in commodity-linked notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund’s exposure to counterparty credit risk. There can be no assurance that the Fund will be able to limit exposure to any one counterparty at all times.

Commodity-Linked Notes — Commodity-linked notes involve substantial risks, including the risk of loss of a significant portion of their principal value. In addition to commodity risk and general derivatives risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and debt securities.

Dividend-Paying Stock Risk — The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend-paying stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur. Depending upon market conditions, dividend-paying stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors.

Energy Sector Risk — The energy sector of an economy is cyclical and highly dependent on energy prices. The market value of companies in the local energy sector is strongly affected by the levels and volatility of global energy prices, energy supply and demand, capital expenditures on exploration and production of energy sources, energy conservation efforts, exchange rates, interest rates, economic conditions, tax treatment, increased competition and technological advances, among other factors. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of these companies depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this sector. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Any such event could have serious consequences for the general population of the affected area and could have an adverse impact on the Fund’s portfolio and the performance of the Fund. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions.

Equity Securities Risk — The Fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

European Economic Risk — The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt (including, without

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limitation, the default by Greece) and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries.

Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU, including, with respect to the latter, the United Kingdom, which is a significant market in the global economy. The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and adversely affect the value of the Fund.

Extension Risk — During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.

Financials Sector Risk — Companies in the financials sector of an economy are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries of any individual financial company or of the financials sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. During the financial crisis that began in 2007, the deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. During the financial crisis, a number of large financial institutions failed, merged with stronger institutions or had significant government infusions of capital. Instability in the financial markets caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions. In recent years, cyber attacks and technology failures have become increasingly frequent and have caused significant losses.

Floating Rate Notes Risk — Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Generally, floating rate securities carry lower yields than fixed notes of the same maturity. The interest rate for a floating rate note resets or adjusts periodically by reference to a benchmark interest rate. The impact of interest rate changes on floating rate investments is typically mitigated by the periodic interest rate reset of the investments. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Benchmark interest rates, such as the London Interbank Offered Rate, may not accurately track market interest rates.

Geographic Risk — Some of the markets in which the Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, tornadoes, volcanic eruptions, droughts, hurricanes or tsunamis, and are economically sensitive to environmental events. Any such event may adversely impact the economies of these geographic areas, causing an adverse impact on the value of the Fund.

Global Real Estate Sub-Industry Risk — Since the Fund concentrates its assets in the global real estate sub-industry, the Fund will be impacted by the performance of the global real estate markets.

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Healthcare Sector Risk — The profitability of companies in the healthcare sector is affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. A number of issuers in the healthcare industry have recently merged or otherwise experienced consolidation. The effects of this trend toward consolidation are unknown and may be far-reaching. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence.

High Yield Securities Risk — Securities that are rated below investment grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-” by Standard & Poor’s Ratings Services and Fitch Ratings, Inc., or “Baa3” by Moody’s Investors Service, Inc.), or are unrated, may be deemed speculative and may be more volatile than higher-rated securities of similar maturity and are more likely to default.

High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities. The value of high yield securities can be adversely affected by overall economic conditions, such as an economic downturn or a period of rising interest rates, and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities.

In particular, high yield securities are often issued by smaller, less creditworthy countries and companies or by highly leveraged (indebted) countries and companies, which are generally less able than more financially stable countries and companies to make scheduled payments of interest and principal.

Income Risk — The Fund’s income may decline when interest rates fall. This decline can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, bonds in an underlying index are substituted or the Fund otherwise needs to purchase additional bonds. The index provider’s substitution of bonds in an underlying index may occur, for example, when the time to maturity for the bond no longer matches the underlying index’s stated maturity guidelines.

Industrials Sector Risk — The value of securities issued by companies in the industrials sector may be affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Information Technology Sector Risk — Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Interest Rate Risk — As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term durations, rising interest rates may cause the value of the Fund’s investments to decline significantly.

Issuer Risk — The performance of the Fund depends on the performance of individual securities or assets to which the Fund has exposure. Any issuer of these securities or assets may perform poorly, causing the value of its securities or assets to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

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Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid securities or securities that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve investing in securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.

Management Risk — The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BlackRock Fund Advisors, LLC’s (“BFA”) investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk — The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected.

Materials Sector Risk — Companies in the materials sector may be adversely affected by commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, technical advances, labor relations and government regulations, among other factors. Also, companies in the materials sector are at risk of liability for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.

Microcap Companies Risk — Stock prices of microcap companies are significantly more volatile than those of larger companies and therefore the Fund’s share price may increase or decrease by a much greater percentage than those of funds that invest solely in stocks issued by larger capitalization companies. Stock prices of microcap companies are also more vulnerable than those of large companies to adverse business and economic developments and the stocks of microcap companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, microcap companies are typically less financially stable than larger, more established companies and may depend on a small number of key personnel, making them highly vulnerable to loss of personnel. These companies also generally have less diverse product lines than larger capitalization companies and are more susceptible to adverse developments related to their products.

Mid-Capitalization Companies Risk — Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and, therefore, the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid, making it difficult for the Fund to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Middle Eastern Economic Risk — Many Middle Eastern countries have little or no democratic tradition and the political and legal systems in such countries may have an adverse impact on the Fund. Many economies in the Middle East are highly reliant on income from the sale of oil or trade with countries involved in the sale of oil, and their economies are therefore vulnerable to changes in the market for oil and foreign currency values. As global demand for oil fluctuates, many Middle Eastern economies may be significantly impacted. Middle Eastern economies may be subject to acts of terrorism, political strife, and sudden outbreaks of hostilities with neighboring countries.

Certain Middle Eastern countries have strained relations with other Middle Eastern countries due to territorial disputes, historical animosities, religious tensions or defense concerns, which may adversely affect the economies of these countries. Certain Middle Eastern countries experience significant unemployment, as well as widespread underemployment.

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Recently, many Middle Eastern countries have experienced political, economic and social unrest as protestors have called for widespread reform. Some of these protests have resulted in regime change. If regime change were to occur in any of these countries, the new government may not immediately stabilize such country, which could adversely affect the economies of Middle Eastern countries in which the Fund invests and could decrease the value of the Fund’s investments.

Mortgage-Backed Securities Risk — The Fund invests in mortgage-backed securities issued by Fannie Mae, Freddie Mac or Ginnie Mae. While securities issued by Ginnie Mae are backed by the full faith and credit of the U.S. Government, securities issued by Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Mortgage-backed securities represent interests in “pools” of mortgages and are subject to call risk, which is the risk that during periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security’s maturity causing the Fund to have to reinvest in securities with a lower yield, resulting in a decline to the Fund’s income.

Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.

Because of call and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities are also subject to the risk of default on the underlying mortgage, particularly during periods of economic downturn.

The Fund seeks to obtain exposure to the fixed-rate portion of U.S. agency mortgage-pass through securities, which represent a significant portion of the Underlying Index, primarily through TBA transactions. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage-pass-through securities specified in the TBA transaction.

Non-U.S. Securities Risk — Investments in the securities of non-U.S. issuers are subject to the risks of investing in the markets where such issuers are located, including heightened risks of inflation or nationalization and market fluctuations caused by economic and political developments. As a result of investing in non-U.S. securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

■	Lower levels of liquidity and market efficiency;
■	Greater securities price volatility;
■	Exchange rate fluctuations and exchange controls;
■	Less availability of public information about issuers;
■	Limitations on foreign ownership of securities;
■	Imposition of withholding or other taxes;
■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;
■	Higher transaction and custody costs and delays in settlement procedures;
■	Difficulties in enforcing contractual obligations;
■	Lower levels of regulation of the securities markets;
■	Weaker accounting, disclosure and reporting requirements; and
■	Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may differ and/or may not be as extensive or protective as those that apply in the United States.

North American Economic Risk — The United States is Canada’s and Mexico’s largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may

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further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.

Oil and Gas Sector Risk — The profitability of companies in the oil and gas sector is related to worldwide energy prices, exploration costs and production spending. Companies in the oil and gas sector may be at risk for environmental damage claims and other types of litigation. Companies in the oil and gas sector may be adversely affected by natural disasters or other catastrophes, changes in exchange rates, interest rates, changes in prices for competitive energy services, economic conditions, tax treatment, government regulation and intervention, negative perception and unfavorable events in the regions where companies operate (e.g., expropriation, nationalization, confiscation of assets and property or imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Companies in the oil and gas sector may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

Precious Metal Related Securities Risk— Prices of precious metals and of precious metal related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

Preferred Stock Risk — Unlike interest payments on a debt security, dividend payments on a preferred stock typically must be declared by the issuer’s board of directors. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on preferred stock at any time. In the event an issuer of preferred stock experiences economic difficulties, the issuer’s preferred stock may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare a dividend and the fact that the preferred stock may be subordinated to other securities of the same issuer. Certain additional risks associated with preferred stock could adversely affect investments in the Fund.

Interest Rate Risk. Because many preferred stocks pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds -that is, as interest rates rise, the value of the preferred stocks held by the Fund are likely to decline. To the extent that the Fund invests a substantial portion of its assets in fixed rate preferred stocks, rising interest rates may cause the value of the Fund’s investments to decline significantly.

Issuer Risk. Because many preferred stocks allow holders to convert the preferred stock into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer’s common stock. To the extent that the Fund invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Fund’s investments to decline.

Dividend Risk. There is a chance that the issuer of any of the Fund’s holdings will have its ability to pay dividends deteriorate or will default (i.e., fail to make scheduled dividend payments on the preferred stock or scheduled interest payments on other obligations of the issuer not held by the Fund), which would negatively affect the value of any such holding.

Call Risk. Preferred stocks are subject to market volatility and the prices of preferred stocks will fluctuate based on market demand. Preferred stocks often have call features that allow the issuer to redeem the security at its discretion. If a preferred stock is redeemed by the issuer, it will be removed from an underlying index. The redemption of preferred stocks having a higher than average yield may cause a decrease in the yield of the underlying index and the Fund. Because an underlying index is rebalanced annually, the removal of a large number of preferred stocks during the year due to maturity, redemption, conversion or other corporate action may cause the underlying index to be periodically concentrated in a smaller number of issuers or in issuers of a particular sector or industry.

Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.

Prepayment Risk — During periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security’s maturity, causing the Fund to have to reinvest in securities with a lower yield, resulting in a decline in the Fund’s income.

Privatization Risk — Some countries in which the Fund invests have privatized, or have begun the process of privatizing, certain entities and industries. Newly privatized companies may face tough competition from government-sponsored competitors that have not been privatized. In some instances, investors in newly privatized

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entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or changing regulatory and legal standards or, in some cases, due to re-nationalization of such privatized entities. There is no assurance that such losses will not recur.

Producer Durables Industry Group Risk — The producer durables industry group includes companies involved in the design, manufacture or distribution of industrial durables such as electrical equipment and components, industrial products, and housing and telecommunications equipment. These companies may be affected by changes in domestic and international economies and politics, consolidation, and excess capacity. Companies in the producer durables industry group face intense competition, which may have an adverse effect on their profitability. The success of companies in the producer durables industry group may be strongly affected by changes in consumer demands, spending, tastes and preferences. Companies in the producer durables industry group may be dependent on outside financing, which may be difficult to obtain. Producer durables companies may be unable to protect their intellectual property rights or may be liable for infringing the intellectual property rights of others. In addition, these companies may be significantly affected by other factors such as economic cycles, rapid technological obsolescence, government regulations, labor relations, delays in modernization, and overall capital spending levels.

Real Estate Investment Risk — The Fund invests in companies that invest in real estate (“Real Estate Companies”), such as REITs or real estate holding companies, which exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding.

Concentration Risk. Real Estate Companies may own a limited number of properties and concentrate their investments in a particular geographic region or property type.

Equity REITs Risk. Certain REITs may make direct investments in real estate. These REITs are often referred to as “Equity REITs.” Equity REITs invest primarily in real properties and earn rental income from leasing those properties. Equity REITs may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. A decline in rental income may occur because of extended vacancies, limitations on rents, the failure to collect rents, increased competition from other properties or poor management. Equity REITs also can be affected by rising interest rates. Rising interest rates may cause investors to demand a high annual yield from future distributions that, in turn, could decrease the market prices for such REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Because many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the Fund invests to decline.

Interest Rate Risk. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively affect a Real Estate Company’s ability to meet its payment obligations.

Leverage Risk. Real Estate Companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing, and could adversely affect a Real Estate Company’s operations and market value in periods of rising interest rates. Financial covenants related to a Real Estate Company’s leveraging may affect the ability of the Real Estate Company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. Leveraging may also increase repayment risk.

Liquidity Risk. Investing in Real Estate Companies may involve risks similar to those associated with investing in small-capitalization companies. Real Estate Company securities may be volatile. There may be less trading in Real Estate Company shares, which means that buy and sell transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations. In addition, real estate is relatively illiquid and, therefore, a Real Estate Company may have a limited ability to vary or liquidate its investments in properties in response to changes in economic or other conditions.

Operational Risk. Real Estate Companies are dependent upon management skills and may have limited financial resources. Real Estate Companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between Real Estate Companies and their affiliates may be subject to conflicts of interest, which may adversely affect a Real Estate Company’s shareholders. A Real Estate Company may also have joint ventures in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Property Risk. Real Estate Companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; catastrophic events such as earthquakes, hurricanes, tornadoes and terrorist acts; and casualty or condemnation losses. Real

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estate income and values also may be greatly affected by demographic trends, such as population shifts, changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments.

Regulatory Risk. Real estate income and values may be adversely affected by applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations also may have a major impact on real estate.

Repayment Risk. The prices of Real Estate Company securities may drop because of the failure of borrowers to repay their loans, poor management, or the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the Real Estate Companies to make payments of interest and principal on their loans will be adversely affected.

Reliance on Trading Partners Risk — Economies in emerging market countries generally are heavily dependent upon commodity prices and international trade and, accordingly, these countries have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls or managed adjustments in relative currency values and may suffer from extreme and volatile debt burdens or inflation rates.

Risk of Investing in Australia — Investment in Australian issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to Australia. The Australian economy is heavily dependent on exports from the energy, agricultural and mining sectors. As a result, the Australian economy is susceptible to fluctuations in the commodity markets. The Australian economy is also becoming increasingly dependent on its growing services industry. The Australian economy is dependent on trading with key trading partners, including the United States, China, Japan, Singapore and certain European countries. Reduction in spending on Australian products and services, or changes in any of the economies may cause an adverse impact on the Australian economy.

Risk of Investing in Canada — The United States is Canada’s largest trading and investment partner, and the Canadian economy is significantly affected by developments in the U.S. economy. Since the implementation of NAFTA in 1994 among Canada, the United States and Mexico, total two-way merchandise trade between the United States and Canada has more than doubled. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which has further affected Canada’s dependency on the U.S. economy. Any downturn in U.S. or Mexican economic activity is likely to have an adverse impact on the Canadian economy. The Canadian economy is also dependent upon external trade with other key trading partners, including China and the EU. In addition, Canada is a large supplier of natural resources (e.g., oil, natural gas and agricultural products). As a result, the Canadian economy is sensitive to fluctuations in certain commodity prices.

Risk of Investing in Emerging Markets — Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuation and greater risks associated with custody of securities than developed markets. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment.

Risk of Investing in Frontier Markets — Frontier markets are those emerging markets considered to be among the smallest, least mature and least liquid. Investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. This is due to, among other things, smaller economies, less developed capital markets, greater market volatility, lower trading volume, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in more developed markets. Frontier markets are even more prone to economic shocks associated with political and economic risks than are emerging markets generally. Many frontier market countries may be dependent on commodities, foreign trade or foreign aid. As a result, those risks traditionally associated with investments in emerging markets may be more pronounced with respect to investments in frontier market economies.

Risk of Investing in India — India is an emerging market country and exhibits significantly greater market volatility from time to time in comparison to more developed markets. Political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets may result in higher potential for losses.

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Moreover, governmental actions can have a significant effect on the economic conditions in India, which could adversely affect the value and liquidity of the Fund’s investments. The securities markets in India are comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. The limited liquidity of the Indian securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time that it desires.

Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. In addition, the Reserve Bank of India (“RBI”) has imposed limits on foreign ownership of Indian securities, which may decrease the liquidity of the Fund’s portfolio and result in extreme volatility in the prices of Indian securities. These factors, coupled with the lack of extensive accounting, auditing and financial reporting standards and practices, as compared to the United States, may increase the Fund’s risk of loss.

Further, certain Indian regulatory approvals, including approvals from the Securities and Exchange Board of India (“SEBI”), the RBI, the central government and the tax authorities (to the extent that tax benefits need to be utilized), may be required before the Fund can make investments in the securities of Indian companies.

Risk of Investing in Japan — Japan may be subject to political, economic, nuclear and labor risks, among others. Any of these risks, individually or in the aggregate, can impact an investment made in Japan.

Economic Risk. The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed economies. Since the year 2000, Japan’s economic growth rate has remained relatively low and it may remain low in the future. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan is also heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the Japanese economy.

Political Risk. Historically, Japan has had unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the Fund’s investments. In addition, China has become an important trading partner with Japan. Japan’s political relationship with China, however, has become strained. Should political tension increase, it could adversely affect the Japanese economy and destabilize the region as a whole.

Large Government Debt Risk. The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy.

Currency Risk. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. The Japanese government has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors.

Nuclear Energy Risk. The nuclear power plant catastrophe in Japan in March 2011 may have long-term effects on the Japanese economy and its nuclear energy industry, the extent of which are currently unknown.

Labor Risk. Japan has an aging workforce and has experienced a significant population decline in recent years. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.

Geographic Risk. Natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could occur in Japan or surrounding areas and could negatively affect the Japanese economy, and, in turn, could negatively affect the Fund.

Risk of Investing in Kuwait — Kuwait is highly reliant on income from the sale of oil and trade with other countries involved in the sale of oil, and its economy is therefore vulnerable to changes in the market for oil and foreign currency values. As global demand for oil fluctuates, Kuwait may be significantly impacted. Historically, tensions between Iraq and Kuwait have sometimes resulted in conflict. Any outbreak of hostilities between the two countries, or other countries in the region, could have a severe adverse effect on the Kuwaiti economy and its securities markets. Recently, Kuwait has experienced anti-government protests. If the current Kuwaiti government were to change or become unable to function, any resulting instability could adversely affect the Kuwaiti economy.

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Risk of Investing in Russia — Investing in Russian securities involves significant risks, in addition to those described under “Risk of Investing in Emerging Markets” and “Non-U.S. Securities Risk” that are not typically associated with investing in U.S. securities, including:

■	The risk of delays in settling portfolio transactions and the risk of loss arising out of the system of share registration and custody used in Russia;
■	Risks in connection with the maintenance of the Fund’s portfolio securities and cash with foreign sub-custodians and securities depositories, including the risk that appropriate sub-custody arrangements will not be available to the Fund;
■	The risk that the Fund’s ownership rights in portfolio securities could be lost through fraud or negligence as a result of the fact that ownership in shares of Russian companies is recorded by the companies themselves and by registrars, rather than by a central registration system; and
■	The risk that the Fund may not be able to pursue claims on behalf of its shareholders because of the system of share registration and custody, and because Russian banking institutions and registrars are not guaranteed by the government.

The United States and the EU have imposed economic sanctions on certain Russian individuals and a financial institution. The United States or the EU could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities.

Risk of Investing in the United Kingdom — Investment in United Kingdom issuers may subject the Fund to regulatory, political, currency, security, and economic risks specific to the United Kingdom. The United Kingdom’s economy relies heavily on the export of financial services to the United States and other European countries. A prolonged slowdown in the financial services sector may have a negative impact on the United Kingdom’s economy. In the past, the United Kingdom has been a target of terrorism. Acts of terrorism in the United Kingdom or against United Kingdom interests abroad may cause uncertainty in the United Kingdom financial markets and adversely affect the performance of the issuers to which the Fund has exposure. The United Kingdom’s economy, along with the United States and certain other European economies, experienced a significant economic slowdown during the financial crisis that began in 2007.

Risk of Investing in the United States — Issuers located in the United States constitute a majority of the Fund’s holdings. Decreasing imports or exports, changes in trade regulations and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The financial crisis that began in 2007 caused a significant decline in the value and liquidity of issuers in the United States. Policy and legislative changes in the United States are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund has exposure.

Securities Lending Risk — The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

Securities Market Risk — Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in the United States (and other developed countries). In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities.

Security Risk — Some geographic areas in which the Fund invests have experienced acts of terrorism or strained international relations due to territorial disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets of these geographic areas and may adversely affect their economies.

Small-Capitalization Companies Risk — Stock prices of small-capitalization companies may be more volatile than those of larger companies and, therefore, the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by mid- or large-capitalization companies. Stock prices of small-capitalization companies are generally more vulnerable than those of mid- or large-capitalization companies to adverse business and economic developments. Securities of small-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small-capitalization companies are typically less

30

financially stable than larger, more established companies and may depend on a small number of essential personnel, making them more vulnerable to experiencing adverse effects due to the loss of personnel. Small-capitalization companies also normally have less diverse product lines than those of mid- or large-capitalization companies and are more susceptible to adverse developments concerning their products.

Sovereign and Quasi-Sovereign Obligations Risk — An investment in sovereign or quasi-sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes securities issued by or guaranteed by a non-U.S. sovereign government, and quasi-sovereign debt includes securities issued by or guaranteed by an entity affiliated with or backed by a sovereign government. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. Similar to other issuers, changes to the financial condition or credit rating of a government may cause the value of a sovereign debt, including treasury obligations, to decline. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations and may affect the Fund’s NAV. Quasi-sovereign debt obligations are typically less liquid and less standardized than sovereign debt obligations. Several countries in which the Fund invests have defaulted on their sovereign obligations in the past or encountered downgrades of their sovereign obligations, and those countries (or other countries) may default or risk further downgrades in the future.

Structural Risk — Certain emerging market countries are subject to a considerable degree of economic, political and social instability.

Economic Risk. Some emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, while others have experienced economic recessions causing a negative effect on the economies and securities markets of such emerging countries.

Expropriation Risk. Investing in emerging market countries involves a great risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital invested by certain emerging market countries.

Political and Social Risk. Some governments in emerging market countries are authoritarian in nature or have been installed or removed as a result of military coups, and some governments have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, may exacerbate social unrest, violence and/or labor unrest in some emerging market countries. Unanticipated political or social developments may result in sudden and significant investment losses.

Subsidiary Risk — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Commodity Risk” and “Precious Metal Related Securities Risks” above). These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the Investment Company Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by BlackRock, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Company except that the Subsidiary may invest without limitation in commodity-related investments. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

In late July 2011, the Internal Revenue Service suspended the granting of private letter rulings that concluded that the income and gain generated by a registered investment company’s investments in commodity-linked notes, and the income generated from investments in controlled foreign subsidiaries that invest in physical commodities and/or commodity-linked derivative instruments, would be “qualifying income” for regulated investment company qualification purposes. As a result, there can be no assurance that the Internal Revenue Service will treat such income and gain as “qualifying income.” If the Internal Revenue Service makes an adverse determination relating to the treatment of such income and gain, the Fund will likely need to change its investment strategies, which could adversely affect the Fund.

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Technology Industry Group Risk — Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology industry group are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights would adversely affect the profitability of these companies.

Telecommunications Sector Risk — The telecommunications sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The domestic telecommunications market is characterized by increasing competition and regulation by the U.S. Federal Communications Commission and various state regulatory authorities. Companies in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain telecommunications companies obsolete.

Treaty/Tax Risk — The Fund may operate, in part, through a subsidiary of an underlying ETF, which would in turn invest in securities of Indian issuers. At this time, the subsidiary should be eligible to take advantage of the benefits of the Double Tax Avoidance Agreement between India and Mauritius (the “DTAA”). Numerous investors have relied on the benefits of the DTAA to invest in India through Mauritius in the past. However, in the past 10-15 years, a number of parties have challenged the DTAA or the interpretation of the DTAA. Circular 789, issued on April 13, 2000 by the Indian Central Board of Direct Taxes (“CBDT”), clarifies that whenever the Mauritius revenue authorities have issued a certificate of tax residence, such certificate would constitute sufficient evidence for accepting the status of residence of Mauritius tax residents for purposes of applying the provisions of the DTAA. The Supreme Court of India in 2003 subsequently held and declared Circular 789 to be valid following litigation regarding Circular 789. As of the date of this Prospectus, Circular 789 is still valid and in force.

However, recently issued rulings suggest that the Indian tax administration’s analysis may have changed, and that the tax authorities may now focus on a number of factors when assessing whether a foreign entity is eligible for the benefit of the provisions of a tax treaty, including, among others, the place of management of the foreign resident company and the level of substance in the jurisdiction in which it is incorporated. In addition, both the Indian tax administration and Indian courts seem now to be taking aggressive efforts to challenge structures involving offshore funds investing directly or indirectly in India, in particular those from Mauritius. Further, the Finance Act, 2013 (“FA 13”) provides that an investor is required to submit the tax residency certificate (“TRC”) as issued in the country of residence and provide other documents and information as prescribed by the Government to claim benefits under the DTAA.

It is possible that the governments of India and Mauritius may renegotiate the terms of the DTAA to include, among other things, a limitation of benefit clause. No assurance can be given that the terms of the DTAA will not be renegotiated or subject to a different interpretation in the future. Any change in the provisions of the DTAA or in its applicability to the subsidiary could result in the imposition of withholding and capital gains taxes and other taxes on the subsidiary by tax authorities in India. This could significantly reduce the return to the Fund on its investments and the return received by the Fund’s shareholders.

Indian Tax Risk. In 2010, it was proposed that the Income Tax Act (“IT Act”) may be replaced with the Direct Taxes Code. The Parliamentary Standing Committee released its comments on the draft Direct Taxes Code on March 9, 2012, which is under consideration by the Government of India. The revised Direct Taxes Code is yet to be tabled before the Parliament for reconsideration.

Given the delay in enacting the Direct Taxes Code, the Government of India, through the Finance Act, 2012 (“FA 12”), which was enacted on May 28, 2012, had introduced certain key changes to the existing tax framework in India. FA 12 introduced provisions that impose Indian tax and withholding obligations with respect to the transfer of shares in an overseas company that derives its value substantially from assets situated in India (“indirect transfers”). Because the Fund invests in Indian securities through the subsidiary, this legislation by its terms subjects shareholder redemptions of Fund shares and sales of Fund investments to Indian tax and withholding obligations, both prospectively as well as retroactively. However, the CBDT issued a letter on May 29, 2012 clarifying the reopening of completed assessments as a result of the retroactive amendments introduced by the Finance Act. Under this letter, the CBDT has directed Indian tax authorities to not reopen any assessment proceedings that were completed before April 1, 2012 and where no notice for reassessment has been issued prior to that date. It has also been clarified that any assessment or any

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other order which stands validated due to the amendments in the Finance Act would be enforced. Given this clarification issued by the CBDT, the Fund does not expect that shareholders or the Fund will become subject to tax or to withholding obligations with respect to completed assessments.

An Expert Committee formed by the Government of India was constituted to examine the implications of the above amendment, which provides for taxing indirect transfer of Indian assets in India. Based on the consultations received from stakeholders, the Expert Committee in its report has recommended that the above deemed provisions should not apply in the following cases:

■	where a non-resident investor has made any investment, directly or indirectly, in a foreign institutional investor (“FII”) which has invested in India;
■	investment by the non-resident investor in a fund or a fund pooling vehicle, which does not result in participation in control and management of the fund;
■	where a non-resident investor along with its associates, does not have more than 26% share in total capital of the company.

Accordingly, the Expert Committee has recommended that the non-resident will not be taxable in India in relation to investments made by the Fund/FII in India in the above situations.

The Expert Committee has also recommended that amendments should be applied prospectively and not retrospectively.

If the recommendations made by the Expert Committee are accepted by the Government of India then the non-resident shareholders of the Fund/subsidiary would not be taxed in India on indirect transfer of shares.

However, the above amendment does not override the provisions of DTAA which India has entered into with many countries. Hence, if the non-resident investor in the Fund is situated in a favorable tax jurisdiction (such as Mauritius, Singapore, etc.), then capital gains on such indirect transfer may not be chargeable to tax in view of the DTAA entered into between India and the respective countries.

In addition, FA 12 had introduced the general tax anti-avoidance rules (“GAAR”) to curb aggressive tax planning with the use of sophisticated structures and was to be effective from April 1, 2013. Based on recommendations of the Expert Committee on GAAR established by the Government of India, FA 13 (which was enacted on May 10, 2013) has deferred the implementation of GAAR by two years and has also made some changes to the provisions of GAAR. GAAR would be now effective from the financial year beginning from April 1, 2015 onwards.

As per the current provisions of GAAR, an arrangement entered into by a taxpayer may be declared to be an impermissible avoidance arrangement, if the ’main purpose’ of the arrangement is to obtain a ’tax benefit’ and the arrangement:

■	creates rights, or obligations, which are not ordinarily created between persons dealing at arm’s length;
■	results, directly or indirectly, in the misuse, or abuse, of the provisions of IT Act;
■	lacks commercial substance; or
■	is entered into, or carried out, by means, or in a manner, which are not ordinarily employed for bona fide purposes.

Once an arrangement is declared to be an impermissible avoidance arrangement, wide powers have been granted to tax authorities to deny tax treaty benefits, disregard or re-characterize transactions, re-characterize equity into debt and vice versa.

Further, certain recommendations of the Expert Committee were accepted by the Government of India, vide press release dated January 14, 2013, but the same have not been incorporated in the legislation. These recommendations include, among others, a provision for grandfathering of existing investments, a minimum monetary threshold of 30 million Indian Rupees tax benefit for invoking GAAR, and the non-application of GAAR to non-resident investors of the FIIs and FIIs who do not take benefits under DTAAs. The Expert Committee has also recommended that where Circular No. 789 of 2000 with respect to Mauritius is applicable, GAAR provisions shall not apply to examine the genuineness of the residency of an entity set up in Mauritius. However, the Indian Government has not given any comment either accepting or rejecting the aforesaid recommendation on the applicability of Circular No. 789 of 2000 vis-á-vis GAAR.

However, GAAR may prevent the Fund from realizing the planned tax benefits of the subsidiary, irrespective of existing beneficial treaty provisions, may lead to the imposition of tax liabilities and withholding obligations, and may lead the Fund to modify or disassemble its subsidiary structure.

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GAAR implementation has been deferred until April 1, 2017, with new investments made prior to such date grandfathered from GAAR applicability. It is expected that a number of uncertainties with respect to GAAR implementation will be resolved by then.

Provisions of the current legislation and the Direct Taxes Code (if enacted), could change the manner in which the subsidiary is currently taxed in India and could adversely impact the returns to the Fund/subsidiary and its shareholders. The Fund will continue to monitor developments in India with respect to these matters. Investors are urged to consult their own tax advisers with respect to their own tax situations and the tax consequences of an investment in the Fund.

U.S. Treasury Obligations Risk — U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. Government may cause the value of the Fund’s U.S. Treasury obligations to decline. On August 5, 2011, Standard & Poor’s Ratings Services downgraded U.S. Treasury securities from AAA rating to AA+ rating. A downgrade of the ratings of U.S. Government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by Standard & Poor’s Ratings Services may cause the value of the Fund’s U.S. Treasury obligations to decline.

Utilities Sector Risk — Deregulation may subject utility companies to greater competition and may adversely affect their profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. In addition, the deregulation may eliminate restrictions on the profits of certain utility companies, but may also subject these companies to greater risks of loss. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict utility companies’ access to new markets, thereby diminishing these companies’ long-term prospects. There is no assurance that regulatory authorities will grant rate increases in the future, or that such increases will be adequate to permit the payment of dividends on stocks issued by a utility company. The deregulation of certain utility companies may eliminate restrictions on profits, but may also subject these companies to greater risks of loss. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies.

Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Other Risks of Investing in the Fund and/or an Underlying ETF

The Fund and/or an underlying ETF may also be subject to certain other risks associated with its investments and investment strategies, including:

Borrowing Risk — Borrowing may exaggerate changes in the net asset value of Fund or underlying ETF shares and in the return on the Fund’s or an underlying ETF’s portfolio. Borrowing will cost the Fund or an underlying ETF interest expense and other fees. The costs of borrowing may reduce the Fund’s or an underlying ETF’s return. Borrowing may cause the Fund or an underlying ETF to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

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Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Information About the ETFs

The Fund may invest in any of the ETFs listed below. The table sets forth (i) the names of the ETFs, and (ii) brief descriptions of their investment objectives and principal investment strategies. The list of ETFs is subject to change at the discretion of BlackRock without notice to shareholders.

Prospectuses for any of these ETFs can be accessed at www.iShares.com/prospectus or obtained by calling (800) 474-2737.

ETFs

BFA, an affiliate of BlackRock and each underlying ETF’s investment adviser, uses a “passive” or indexing approach to try to achieve each ETF’s investment objective. Unlike many investment companies, the ETF does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the ETF will substantially outperform the Underlying Index (as defined below) but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

For some ETFs, BFA may invest in all securities included in the Underlying Index in roughly the same proportions as each security is weighted in such Underlying Index in an indexing strategy known as “full replication.” For other ETFs, BFA uses a representative sampling indexing strategy to manage the ETFs. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error risk to a greater extent than a fund that seeks to replicate an index.

An ETF will at all times invest at least 80% of its assets in the securities of the Underlying Index or in depositary receipts representing securities in its Underlying Index. The ETF may invest the remainder of its assets in other securities, including securities not in the Underlying Index, but which BFA believes will help track the Underlying Index. Certain ETFs may also hold futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the ETF and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

Each ETF will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. Government securities are not considered to be issued by members of any industry.

Fund Name	Investment Objective and Principal Investment Strategies
iPath S&P 500 Dynamic VIX ETN	The iPath® S&P 500 Dynamic VIX ETN is designed to provide investors with exposure to the S&P 500® Dynamic VIX FuturesTM Total Return Index.

The S&P 500® Dynamic VIX FuturesTM Total Return Index (the “Index”) is designed to dynamically allocate between the S&P 500® VIX Short-Term FuturesTM Index Excess Return and the S&P 500® VIX Mid-Term Futures Index Excess Return by monitoring the relative implied volatility of the S&P 500® Index at various points along the volatility forward curve. The Index seeks to react positively to overall increases in market volatility and aims to lower the roll cost of investments linked to future implied volatility.

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Fund Name	Investment Objective and Principal Investment Strategies
iShares® Agency Bond ETF
The fund seeks to track the investment results of an index composed of agency securities that are publicly issued by U.S. Government agencies, and corporate and non-U.S. debt guaranteed by the U.S. Government.

The fund seeks to track the investment results of the Barclays U.S. Agency Bond Index (the “Underlying Index”), which measures the performance of the agency sector of the U.S. Government bond market and is comprised of investment-grade U.S. dollar-denominated bonds or debentures issued by government and government-related agencies, including the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). As of December 31, 2014, there were 632 issues in the Underlying Index. The Underlying Index includes both callable and non-callable securities that are publicly-issued by U.S. Government agencies, quasi-federal corporations (as described below), and corporate and non-U.S. debt guaranteed by the U.S. Government. In addition, the securities in the Underlying Index must be fixed-rate and non-convertible.

iShares® Commodities Select Strategy ETF
The fund seeks total return by providing investors with broad commodity exposure. The fund seeks to achieve its investment objective by investing in a combination of exchange-traded commodity futures contracts, exchange-traded options on commodity-related futures contracts and exchange-cleared commodity-related swaps and commodity-related equity securities, thereby obtaining exposure to the commodities markets. The fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

iShares® Commodity Optimized Trust (formerly known as the iShares® Dow Jones-UBS Roll Select Commodity Index Trust)
The trust seeks to track the results of a fully collateralized investment in futures contracts on an index composed of a diversified group of commodities futures which attempts to minimize contango and maximize backwardation. The trust seeks to track the investment returns of this index, the Bloomberg Roll Select Commodity Total Return Index, or the “Index”, before payment of the trust’s expenses and liabilities. The Index is intended to reflect the performance of a diversified group of commodities, while also seeking to minimize the effect of contango and maximize the effect of backwardation in connection with periodically switching or “rolling” into new futures contracts.

The trust’s assets consist of long positions in exchange-traded index futures contracts of various expirations, called “Index Futures,” on the Bloomberg Roll Select Commodity Index, together with “Collateral Assets” consisting of cash, U.S. Treasury securities or other short-term securities and similar securities that are eligible as margin deposits for those Index Futures positions.

iShares® Core High Dividend ETF	The fund seeks to track the investment results of an index composed of relatively high dividend paying U.S. equities.

The fund seeks to track the investment results of the Morningstar® Dividend Yield Focus IndexSM (the “Underlying Index”), which offers exposure to high quality U.S.-domiciled companies that have had strong financial health and an ability to sustain above average dividend payouts. Underlying Index constituents are drawn from the pool of stocks issued by U.S.-domiciled companies that trade publicly on the New York Stock Exchange (“NYSE”), the NYSE Amex Equities, or The NASDAQ Stock Market. The Underlying Index is a subset of the Morningstar® US Market IndexSM (a diversified broad market index that represents approximately 97% of the market capitalization of publicly-traded U.S. stocks). The Underlying Index is comprised of qualified income paying securities that are screened for superior company quality and financial health as determined by Morningstar, Inc.’s (“Morningstar”) proprietary index methodology. Stocks in the Underlying Index represent the top 75 yielding stocks meeting the screening requirements. The Morningstar index methodology determines “company quality” in accordance with the Morningstar Economic MoatTM rating system, in which companies are expected to earn above-average profits and sustain their dividend. Stocks in the Underlying Index are designated as having a rating of either “narrow” or “wide” based on the strength of the company’s competitive advantage. Additionally, companies are screened for “financial health” using Morningstar’s Distance to Default measure, a quantitative option pricing approach that estimates a company’s probability of default. To qualify for inclusion in the Underlying Index, constituents must have a Morningstar Economic Moat rating of “narrow” or “wide” and have a Morningstar Distance to Default score in the top 50% of eligible dividend-paying companies. For those companies that are not assigned a Morningstar Economic Moat rating, these companies must demonstrate a Morningstar Distance to Default score in the top 30% of eligible dividend-paying companies. Additionally, each constituent’s dividend must be deemed to be qualified income. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer goods, consumer staples, energy, oil & gas and telecommunications companies.

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Fund Name	Investment Objective and Principal Investment Strategies
iShares® Core MSCI EAFE ETF	The fund seeks to track the investment results of an index composed of large-, mid- and small-capitalization developed market equities, excluding the U.S. and Canada.

The fund seeks to track the investment results of the MSCI EAFE IMI (the “Underlying Index”), which has been developed by MSCI Inc. as an equity benchmark for its international stock performance. The Underlying Index is designed to measure large-, mid- and small-capitalization equity market performance and includes stocks from Europe, Australasia and the Far East and, as of June 30, 2015, consisted of the following 21 developed market countries or regions: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Components primarily include consumer discretionary, financials and industrials companies.

iShares® Core MSCI Emerging Markets ETF	The fund seeks to track the investment results of an index composed of large-, mid- and small-capitalization emerging market equities.

The fund seeks to track the investment results of the MSCI Emerging Markets Investable Market Index (IMI) (the “Underlying Index”), which is designed to measure large-, mid- and small-cap equity market performance in the global emerging markets. As of June 30, 2015, the Underlying Index consisted of the following 23 emerging market countries: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. As of June 30, 2015, the Underlying Index was comprised of 2,724 constituents. Components of the Underlying Index primarily include consumer discretionary, financials and information technology companies.

iShares® Core U.S. Credit Bond ETF (formerly known as the iShares® Credit Bond ETF)	The fund seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate, sovereign, supranational, local authority and non-U.S. agency bonds.

The fund seeks to track the investment results of the Barclays U.S. Credit Bond Index (the “Underlying Index”), which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar denominated and have a remaining maturity of greater than or equal to one year. As of December 31, 2014, there were 6,012 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer discretionary, consumer staples, energy, financials, industrials, telecommunications and utilities companies.

iShares® Core U.S. Treasury Bond ETF	The fund seeks to track the investment results of an index comprised of U.S. Treasury bonds.

The fund seeks investment results of the Barclays U.S. Treasury Bond Index (the “Underlying Index”), which is a market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.

The Underlying Index includes publicly-issued U.S. Treasury securities that have a remaining maturity of one year or more and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds.

iShares® Emerging Markets Local Currency Bond ETF	The fund seeks to track the investment results of an index composed of local currency denominated, emerging market sovereign bonds.

The fund seeks to track the investment results of the Barclays Emerging Markets Broad Local Currency Bond Index (the “Underlying Index”), which measures the performance of local currency-denominated sovereign bond markets of emerging market countries. Securities included in the Underlying Index must be issued by countries that satisfy certain eligibility requirements for emerging market countries, and meet separate security-specific requirements.

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Fund Name	Investment Objective and Principal Investment Strategies
iShares® Floating Rate Bond ETF
The fund seeks to track the investment results of the Barclays U.S. Floating Rate Note < 5 Years Index (the “Underlying Index”).
The Underlying Index measures the performance of U.S. dollar-denominated, investment-grade floating rate notes. Securities in the Underlying Index have a remaining maturity of greater than or equal to one month and less than five years, and have $300 million or more of outstanding face value. The Underlying Index may include large-, mid-, or small-capitalization companies. Components of the Underlying Index primarily include consumer cyclical, financials and industrials companies and agency securities. As of September 30, 2015, the Underlying Index was comprised of stocks of companies in the following countries: Australia, Belgium, Canada, Chile, China, France, Germany, Japan, Mexico, the Netherlands, Norway, Singapore, South Korea, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

iShares® Gold Trust
The trust seeks to reflect generally the performance of the price of gold. The trust seeks to reflect such performance before payment of the trust’s expenses and liabilities. The shares are intended to constitute a simple and cost-effective means of making an investment similar to an investment in gold. An investment in physical gold requires expensive and sometimes complicated arrangements in connection with the assay, transportation, warehousing and insurance of the metal. Traditionally, such expense and complications have resulted in investments in physical gold being efficient only in amounts beyond the reach of many investors. The shares have been designed to remove the obstacles represented by the expense and complications involved in an investment in physical gold, while at the same time having an intrinsic value that reflects, at any given time, the price of the gold owned by the trust at such time, less the trust’s expenses and liabilities. Although the shares are not the exact equivalent of an investment in gold, they provide investors with an alternative that allows a level of participation in the gold market through the securities market.

iShares® iBoxx $ High Yield Corporate Bond ETF	The fund seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds.

The fund seeks to track the investment results of the Markit iBoxx® USD Liquid High Yield Index (the “Underlying Index”), which is a rules-based index consisting of liquid U.S. dollar-denominated, high yield corporate bonds for sale in the United States, as determined by the index provider. The Underlying Index is designed to provide a broad representation of the U.S. dollar-denominated liquid high yield corporate bond market. The Underlying Index is a modified market-value weighted index with a cap on each issuer of 3%. Bonds in the Underlying Index are selected using a rules-based criteria, as defined by the index provider. There is no limit to the number of issues in the Underlying Index, but as of December 31, 2014, the Underlying Index included approximately 968 constituents. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer cyclical, consumer discretionary, consumer services, consumer staples, energy, financials, industrials, oil & gas and telecommunications companies.

iShares® International Developed Real Estate ETF	The fund seeks to track the investment results of an index composed of real estate equities in developed non-U.S markets.

The fund seeks to track the investment results of the FTSE EPRA/NAREIT Developed ex-U.S. Index (the “Underlying Index”), which measures the stock performance of companies engaged in the ownership and development of real estate markets in developed countries (except for the United States) as defined by FTSE EPRA/NAREIT. As of March 31, 2015, the Underlying Index was comprised of stocks of companies in the following markets: Australia, Austria, Belgium, Canada, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. As of March 31, 2015, the Underlying Index had a total market capitalization of approximately $608.545 billion. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include real estate investment trusts (“REITs”).

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Fund Name	Investment Objective and Principal Investment Strategies
iShares® International Select Dividend ETF	The fund seeks to track the investment results of an index composed of relatively high dividend paying equities in non-U.S. developed markets.

The fund seeks to track the investment results of the Dow Jones EPAC Select Dividend Index (the “Underlying Index”), which measures the performance of a selected group of equity securities issued by companies that have provided relatively high dividend yields on a consistent basis over time. Dividend yield is calculated using a stock’s unadjusted indicated annual dividend (not including any special dividends) divided by its unadjusted price. The Underlying Index is comprised of 100 of the highest dividend-yielding securities in the Dow Jones Developed Markets ex-U.S. Index, which measures the performance of stocks that trade in developed markets, excluding the United States. To be included in the Underlying Index, (i) the company must have paid dividends in each of the previous three years; (ii) the company’s previous year’s dividend-per-share ratio must be greater than or equal to its three year average annual dividend-per-share ratio; (iii) the company’s five-year average dividend coverage ratio must be greater than or equal to two-thirds of the five-year average dividend coverage ratio of the corresponding Dow Jones Global Indexes® country index, or greater than 118%, whichever is greater; and (iv) the company’s securities must have a three-month average daily dollar trading volume of at least $3 million. The Underlying Index is reviewed annually; however, component changes may take place on a quarterly basis. As of March 31, 2015, the Underlying Index was comprised of stocks of companies in the following markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

As of March 31, 2015, the Underlying Index had a total market capitalization of approximately $2.14 trillion. The fund invests in foreign securities which may in some cases not produce qualifying dividend income. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include energy, financials, industrials and oil & gas companies.

iShares® J.P. Morgan USD Emerging Markets Bond ETF
The fund seeks to track the investment results of an index composed of U.S. dollar denominated, energy market bonds. The fund seeks to track the investment results of the J.P. Morgan EMBISM Global Core Index (the “Underlying Index”), which is a broad, diverse U.S. dollar-denominated emerging markets debt benchmark that tracks the total return of actively traded external debt instruments in emerging market countries. The methodology is designed to distribute the weight of each country within the Underlying Index by limiting the weights of countries with higher debt outstanding and reallocating this excess to countries with lower debt outstanding.

As of September 30, 2015, the Underlying Index consisted of the following 49 countries: Angola, Argentina, Azerbaijan, Brazil, Chile, China, Colombia, Costa Rica, Cote D’Ivoire, Croatia, Dominican Republic, Ecuador, Egypt, El Salvador, Ethiopia, Gabon, Ghana, Hungary, Indonesia, Iraq, Jamaica, Kazakhstan, Kenya, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Mongolia, Morocco, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Romania, Russia, Serbia, Slovak Republic, South Africa, Sri Lanka, Tunisia, Turkey, Ukraine, Uruguay, Venezuela, Vietnam and Zambia. As of September 30, 2015, the Underlying Index’s five highest weighted countries were Mexico, Russia, Philippines, Turkey and Indonesia.

iShares® MBS ETF	The fund seeks to track the investment results of an index composed of investment-grade mortgage-backed pass-through securities issued and/or guaranteed by U.S. Government agencies.

The fund seeks to track the investment results of the Barclays U.S. MBS Index (the “Underlying Index”), which measures the performance of investment-grade mortgage-backed pass-through securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Government National Mortgage Association (“Ginnie Mae”). The Underlying Index includes fixed-rate mortgage-backed pass-through securities issued by Ginnie Mae, Fannie Mae and Freddie Mac that have 30-, 20-, 15-year maturities, as well as hybrid adjustable rate mortgages (“ARMs”). All securities in the Underlying Index must have a remaining weighted average maturity of at least one year; hybrid ARMs must be at least one year away from initial reset, must be investment-grade, and must have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be non-convertible.

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Fund Name	Investment Objective and Principal Investment Strategies
iShares® Micro-Cap ETF	The fund seeks to track the investment results of an index composed of micro-capitalization U.S. equities.

The fund seeks to track the investment results of the Russell Microcap Index (the “Underlying Index”), which measures the performance of the microcap sector of the U.S. equity market. The Underlying Index is a float-adjusted capitalization-weighted index and includes equity securities issued by issuers with total market capitalizations ranging from approximately $5 million to $5.2 billion, although this range may change from time to time. The Underlying Index consists of approximately the 1,000 smallest issuers in the Russell 3000® Index plus the next smallest 1,000 issuers in the equity universe as determined by Frank Russell Company (“Russell”). As of March 31, 2015, the Underlying Index includes issuers representing approximately 2% of the total market capitalization of all publicly-traded U.S. equity securities. Components primarily include financials, healthcare, information technology and technology companies.

iShares® MSCI All Country World Minimum Volatility ETF
The fund seeks to track the investment results of an index composed of developed and emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed and emerging equity markets.

The fund seeks to track the investment results of the MSCI ACWI Minimum Volatility (USD) Index (the “Underlying Index”), which has been developed by MSCI Inc. (the “Index Provider” or “MSCI”) to measure the combined performance of equity securities in both emerging and developed markets that in aggregate have lower volatility. The Underlying Index begins with the MSCI All Country World Index (the “MSCI ACWI Index”), which is a capitalization-weighted index, and then follows a rules-based methodology that is designed to determine optimal weights for securities in the index having the lowest total risk. As of June 30, 2015, the Underlying Index consisted of companies in the following 25 countries or regions: Canada, Chile, China, Colombia, Egypt, Germany, Hong Kong, Indonesia, Ireland, Israel, Japan, Malaysia, Netherlands, New Zealand, Peru, the Philippines, Qatar, Singapore, South Korea, Switzerland, Taiwan, Thailand, the United Arab Emirates, the United Kingdom and the United States. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer staples, financials and healthcare companies.

iShares® MSCI Canada ETF	The fund seeks to track the investment results of an index composed of Canadian equities.

The fund seeks to track the investment results of the MSCI Canada Index (the “Underlying Index”), which consists of stocks traded primarily on the Toronto Stock Exchange. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include energy, financials and materials companies.

iShares® MSCI Frontier 100 ETF	The fund seeks to track the investment results of an index composed of frontier market equities.

The fund seeks to track the investment results of the MSCI Frontier Markets 100 Index (the “Underlying Index”), which is designed to measure equity market performance of frontier markets while putting stronger emphasis on tradability compared to the MSCI Frontier Markets IMI. Frontier market countries are those emerging market countries that are considered to be among the smallest, least mature and least liquid. As of June 30, 2015, the Underlying Index consisted of issuers in the following 15 frontier market countries: Argentina, Bangladesh, Jordan, Kazakhstan, Kenya, Kuwait, Mauritius, Morocco, Nigeria, Oman, Pakistan, Romania, Slovenia, Sri Lanka and Vietnam. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include energy, financials and telecommunications companies.

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Fund Name	Investment Objective and Principal Investment Strategies
iShares® MSCI USA Momentum Factor ETF	The fund seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks exhibiting relatively higher price momentum.

The fund seeks to track the investment results of the MSCI USA Momentum Index (the “Underlying Index”), which consists of stocks exhibiting relatively. higher momentum characteristics than the traditional market capitalization- weighted parent index, the MSCI USA Index, which includes U.S. large- and mid-capitalization stocks. A risk-adjusted price momentum, defined as the excess return over the risk-free rate divided by the annualized standard deviation of weekly returns over the past 3-years, is calculated for each security in the parent index over 6- and 12-month time periods. The 6- and 12- month risk-adjusted price momentum calculations are then standardized at +/-3 standard deviations and the standardized z-scores are translated into an average momentum score. Approximately 100-350 securities with the highest momentum scores are selected for inclusion in the Underlying Index. The weight of each Underlying Index constituent is determined by multiplying the security’s momentum score by its free-float market capitalization. The Underlying Index is designed to reflect the performance of an equity momentum strategy by emphasizing stocks with high price momentum, while maintaining reasonably high trading liquidity, investment capacity and moderate index turnover. Components primarily include consumer discretionary, consumer staples, healthcare and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.

iShares® Russell 1000 ETF	The fund seeks to track the investment results of an index composed of large- and mid-capitalization U.S. equities.

The fund seeks to track the investment results of the Russell 1000® Index (the “Underlying Index”), which measures the performance of large- and mid-capitalization sectors of the U.S. equity market. The Underlying Index includes issuers representing approximately 92% of the market capitalization of all publicly-traded U.S. equity securities. The Underlying Index is a float-adjusted capitalization-weighted index of equity securities issued by the approximately 1,000 largest issuers in the Russell 3000® Index. As of March 31, 2015, the Underlying Index represented approximately 91% of the total market capitalization of the Russell 3000 Index. Total market capitalization reflects all equity shares outstanding, while total market value reflects float-adjusted capitalizations based on equity shares available for general investment. Components primarily include consumer discretionary, financials, healthcare, information technology and technology companies.

iShares® Russell 2000 ETF	The fund seeks to track the investment results of an index composed of small-capitalization U.S. equities.

The fund seeks to track the investment results of the Russell 2000® Index (the “Underlying Index”), which measures the performance of the small-capitalization sector of the U.S. equity market. The Underlying Index includes issuers representing approximately 9% of the total market capitalization of all publicly-traded U.S. equity securities. The Underlying Index is a float-adjusted capitalization-weighted index of equity securities issued by the approximately 2,000 smallest issuers in the Russell 3000® Index. As of March 31, 2015, the Underlying Index represented approximately 10% of the total market capitalization of the Russell 3000 Index. Total market capitalization reflects all equity shares outstanding, while total market value reflects float-adjusted capitalizations based on equity shares available for general investment. Components primarily include consumer discretionary, financials, healthcare and information technology companies.

iShares® Silver Trust
The trust seeks to reflect generally the performance of the price of silver. The trust seeks to reflect such performance before payment of the trust’s expenses and liabilities. The shares are intended to constitute a simple and cost-effective means of making an investment similar to an investment in silver. An investment in physical silver requires expensive and sometimes complicated arrangements in connection with the assay, transportation, warehousing and insurance of the metal. Traditionally, such expense and complications have resulted in investments in physical silver being efficient only in amounts beyond the reach of many investors. The shares have been designed to remove the obstacles represented by the expense and complications involved in an investment in physical silver, while at the same time having an intrinsic value that reflects, at any given time, the price of the silver owned by the trust at such time less the trust’s expenses and liabilities. Although the shares are not the exact equivalent of an investment in silver, they provide investors with an alternative that allow a level of participation in the silver market through the securities market.

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Fund Name	Investment Objective and Principal Investment Strategies
iShares® TIPS Bond ETF
The fund seeks to track the investment results of the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “Underlying Index”), which measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.” TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation — a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, the consumer price index (“CPI”), and TIPS’ principal payments are adjusted according to changes in the CPI. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

The Underlying Index includes all publicly-issued U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment-grade and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible.

iShares® U.S. Preferred Stock ETF	The fund seeks to track the investment results of an index composed of U.S. preferred stocks.

The fund seeks to track the investment results of the S&P U.S. Preferred Stock IndexTM (the “Underlying Index”), which measures the performance of a select group of preferred stocks listed on the New York Stock Exchange, NYSE Arca, Inc., NYSE Amex, NASDAQ Global Select Market, NASDAQ Select Market or NASDAQ Capital Market. The Underlying Index does not seek to directly reflect the performance of the companies issuing the preferred stock. The Underlying Index includes preferred stocks with a market capitalization over $100 million that meet minimum price, liquidity, trading volume, maturity and other requirements determined by S&P Dow Jones Indices LLC, a subsidiary of McGraw Hill Financial, Inc. The Underlying Index excludes certain issues of preferred stock, such as those that are issued by special ventures (e.g., toll roads or dam operators) or structured products and brand name products issued by financial institutions that are packaged securities linked to indices or other stocks.

iShares® U.S. Real Estate ETF	The fund seeks to track the investment results of an index composed of U.S. equities in the real estate sector.

The fund seeks to track the investment results of the Dow Jones U.S. Real Estate Index (the “Underlying Index”), which measures the performance of the real estate sector of the U.S. equity market. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include real estate investment trusts (“REITs”).

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Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class I
	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014
Per Share Operating Performance
Net asset value, beginning of period	$10.20	$10.00
Net investment income[2]	0.37	0.31
Net realized and unrealized gain (loss)	(0.47)	0.03
Net increase (decrease) from investment operations	(0.10)	0.34
Distributions:[3]
From net investment income	(0.30)	(0.13)
From net realized capital gains	—	(0.01)
From return of capital	(0.01)	(0.00)[4]
Total distributions	(0.31)	(0.14)
Net asset value, end of period	$9.79	$10.20
Total Return[5]
Based on net asset value	(1.02)%	3.32%[6]
Ratios to Average Net Assets[7]
Total expenses	2.15%	8.81%[8,9]
Total expenses after fees waived and reimbursed	0.71%	0.75%[8]
Net investment income	3.59%	4.36%[8]
Supplemental Data
Net assets, end of period (000)	$9,707	$5,116
Portfolio turnover rate	37%	34%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Amount is greater than $(0.005) per share.
[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
[6]	Aggregate total return.
[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:
	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014
Investments in underlying funds	0.37%	0.41%

[8]	Annualized.
[9]	Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I would have been 9.60%.

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Financial Highlights (concluded)

	Class III
	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014
Per Share Operating Performance
Net asset value, beginning of period	$10.20	$10.00
Net investment income[2]	0.39	0.36
Net realized and unrealized gain (loss)	(0.52)	(0.03)
Net increase (decrease) from investment operations	(0.13)	0.33
Distributions:[3]
From net investment income	(0.29)	(0.12)
From net realized capital gains	—	(0.01)
From return of capital	(0.01)	(0.00)[4]
Total distributions	(0.30)	(0.13)
Net asset value, end of period	$9.77	$10.20
Total Return[5]
Based on net asset value	(1.24)%	3.26%[6]
Ratios to Average Net Assets[7]
Total expenses	2.26%	8.54%[8,9]
Total expenses after fees waived and reimbursed	0.94%	1.00%[8]
Net investment income	3.81%	5.05%[8]
Supplemental Data
Net assets, end of period (000)	$2,160	$334
Portfolio turnover rate	37%	34%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Amount is greater than $(0.005) per share.
[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
[6]	Aggregate total return.
[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:
	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014
Investments in underlying funds	0.37%	0.41%

[8]	Annualized.
[9]	Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class III would have been 9.03%.

44

MAY 1, 2016

PROSPECTUS

BlackRock Variable Series Funds, Inc.

>	BlackRock iShares® Dynamic Allocation V.I. Fund (Class I, Class III)

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • No Bank Guarantee • May Lose Value

	BlackRock iShares® Dynamic Allocation V.I. Fund

Fund Overview
Key facts and details about the Fund listed in this prospectus including investment objective, principal investment strategies, principal risk factors, fee and expense information, and historical performance information

	Investment Objective	3
	Fees and Expenses of the Fund	3
	Principal Investment Strategies of the Fund	4
	Principal Risks of Investing in the Fund	5
	Performance Information	12
	Investment Manager	13
	Portfolio Managers	13
	Purchase and Sale of Fund Shares	13
	Tax Information	13
	Payments to Broker/Dealers and Other Financial Intermediaries	13

Details About the Fund	How the Fund Invests	14
	Investment Risks	16
	Information About the ETFs	35
	Financial Highlights	48

Account Information	The Insurance Companies	I-2
	How to Buy and Sell Shares	I-3

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	I-5
	Portfolio Manager Information	I-12
	Conflicts of Interest	I-18
	Valuation of Fund Investments	I-19
	Dividends and Taxes	I-20

General Information	Shareholder Documents	I-22
	Certain Fund Policies	I-22
	Statement of Additional Information	I-22

Glossary	Glossary	I-23

For More Information	Funds and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts about BlackRock iShares® Dynamic Allocation V.I. Fund

Investment Objective

The investment objective of the BlackRock iShares® Dynamic Allocation V.I. Fund (the “Fund”) is to seek to provide total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your variable annuity or insurance contract (the “Contract”) prospectus for information on the separate account fees and expenses associated with your Contract.

Shareholder Fees (fees paid directly from your investment)

The Fund is not subject to any shareholder fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I Shares	Class III Shares
Management Fees[1]	0.15%	0.15%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses[2]	1.65%	1.42%
Miscellaneous Other Expenses[2]	1.65%	1.42%
Other Expenses of the Subsidiary[3]	—	—
Acquired Fund Fees and Expenses[4]	0.29%	0.29%
Total Annual Fund Operating Expenses[4]	2.09%	2.11%
Fee Waivers and/or Expense Reimbursements[5]	(1.27)%	(1.04)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[5]	0.82%	1.07%

[1]	The Management Fee payable by the Fund is based on assets estimated to be attributable to the Fund’s direct investments in fixed-income and equity securities and instruments, including exchange-traded funds advised by BlackRock Fund Advisors, LLC or other investment advisers, other investments and cash and cash equivalents (including money market funds). BlackRock Advisors, LLC has contractually agreed to waive the Management Fee on assets estimated to be attributed to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock Advisors, LLC or its affiliates.
[2]	Miscellaneous Other Expenses have been restated to reflect current fees.
[3]	Other Expenses of iShares Dynamic Allocation V.I. Fund (Cayman) were less than 0.01% for the Fund’s last fiscal year.
[4]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report, which do not include Acquired Fund Fees and Expenses or the restatement of Miscellaneous Other Expenses to reflect current fees.
[5]	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock Advisors, LLC has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.53% (for Class I Shares) and 0.78% (for Class III Shares) of average daily net assets through April 30, 2017. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock Advisors, LLC in the two years following such waivers and/or reimbursements. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

3

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Contract. See the Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$84	$532	$1,007	$2,320
Class III Shares	$109	$560	$1,038	$2,359

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund, which is a fund of funds, seeks to achieve its investment objective by investing in a portfolio of underlying exchange-traded funds (“ETFs”) that seek to track equity, fixed income and alternative indices. Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in iShares® ETFs.

The Fund generally expects to invest between 20% and 80% of its portfolio in equity ETFs, between 10% and 70% of its portfolio in fixed income ETFs and up to 30% of its portfolio in ETFs that employ alternative investment strategies. The Fund will be managed dynamically which means that the Fund’s allocations to these asset classes will change based on tactical determinations made by the Fund’s investment manager and in response to changing market conditions. The Fund will tactically shift its portfolio weightings among, and within, the different asset classes in which it invests to take advantage of changing market opportunities and in response to changing market risk conditions as it seeks its investment objectives.

The Fund’s underlying ETFs may invest in securities and other financial instruments of companies of any market capitalization. The underlying ETFs may invest in securities and other financial instruments available in both U.S. and non-U.S. markets, including emerging markets, which can be U.S. dollar-denominated or non-U.S. dollar-denominated and may be currency hedged or unhedged. The underlying ETFs may also invest in bonds of any maturity and in securities and other financial instruments of any credit rating (including below investment grade securities, commonly known as “junk bonds”).

With respect to equity investments, the underlying ETFs may invest in common stock, preferred stock, rights and warrants to purchase common stock, depositary receipts, securities convertible into common and preferred stock and non-convertible preferred stock. From time to time, the underlying ETFs may invest in shares of companies through initial public offerings (“IPOs”).

With respect to the fixed income investments, the underlying ETFs may invest in a variety of instruments such as government obligations, corporate bonds and notes, including bonds and notes convertible into equity securities, mortgage-backed securities, asset-backed securities, floating or variable rate obligations (including senior secured floating rate loans or debt, and second lien or other subordinated or unsecured floating rate loans or debt), loan assignments and participations, inflation indexed bonds, municipal obligations, zero coupon debt securities, bank loans, structured products (including, but not limited to, structured notes, credit linked notes and participation notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities), and exchange traded notes (“ETNs”). The average portfolio duration of the fixed income portion of the Fund will vary based on the underlying ETFs’ and BlackRock Advisors, LLC’s (“BlackRock”) forecast of interest rates and there are no limits regarding portfolio duration or average maturity.

The underlying ETFs may invest in other pooled investment vehicles, including real estate investment trusts (“REITs”) and partnership interests, including master limited partnerships (“MLPs”).

4

The Fund and the underlying ETFs may invest in derivatives, including, but not limited to, interest rate swaps, total return swaps, credit default swaps, variance swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps and foreign currency transactions (including swaps), for hedging purposes, as well as to increase the return on their portfolio investments (although the underlying ETFs are not necessarily required to hedge any of their positions or to use derivatives).

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in underlying ETFs that primarily invest in commodities, commodity-related instruments and other derivatives. The Fund may gain this exposure to commodity markets by investing up to 25% of its total assets in iShares Dynamic Allocation V.I. Fund (Cayman) (the “Subsidiary”), a wholly owned subsidiary of the Fund formed in the Cayman Islands, which invests primarily in underlying ETFs that primarily invest in commodities, commodity-related instruments and other derivatives.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks of investing in the Fund, including principal risks of investing in the underlying ETFs.

Principal Risks of the Fund’s Fund of Funds Structure

■	Allocation Risk — The Fund’s ability to achieve its investment objective depends upon BlackRock’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of ETFs and direct investments. There is a risk that BlackRock’s evaluations and assumptions regarding asset classes or ETFs may be incorrect in view of actual market conditions. Although the quantitative model used to manage the Fund’s assets has been developed and refined by BlackRock, neither the Fund nor BlackRock can offer any assurance that the recommended allocation will either maximize returns or minimize risks.
■	Conflicts of Interest Risk — In managing the Fund, BlackRock will have authority to select and substitute ETFs. BlackRock may be subject to potential conflicts of interest in selecting ETFs because the fees paid to BlackRock by some ETFs are higher than the fees paid by other ETFs. If an ETF holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that ETF.
■	Investments in ETFs Risk — The Fund’s net asset value will change with changes in the value of the ETFs and other securities in which it invests. As with other investments, investments in other investment companies, including ETFs, are subject to market risk and, for non-index strategies, selection risk. In addition, if the Fund acquires shares of investment companies, including ETFs, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

One ETF may buy the same securities that another ETF sells. In addition, the Fund may buy the same securities that an ETF sells, or vice-versa. If this happens, an investor in the Fund would indirectly bear the costs of these transactions without accomplishing the intended investment purpose. Certain of the ETFs may hold common portfolio securities, thereby reducing the diversification benefits of the Fund.

Principal ETF-Specific Risks

■	Cash Transaction Risk — Certain ETFs intend to effect creations and redemptions principally for cash, rather than primarily in-kind because of the nature of the ETF’s investments. Investments in such ETFs may be less tax efficient than investments in ETFs that effect creations and redemptions in-kind.
■	Management Risk — If an ETF does not fully replicate the underlying index, it is subject to the risk that the manager’s investment management strategy may not produce the intended results.
■	Passive Investment Risk — ETFs purchased by the Fund are not actively managed and may be affected by a general decline in market segments relating to their respective indices. An ETF typically invests in securities included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.

5

■	Representative Sampling Risk — When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.
■	Shares of an ETF May Trade at Prices Other Than Net Asset Value — The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in Creation Units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value, large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long term. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses.
■	Tracking Error Risk — Imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, which is the divergence of an ETF’s performance from that of its underlying index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because an ETF incurs fees and expenses while its underlying index does not.

Other Principal Risks of Investing in the Fund and/or an Underlying ETF

■	Agency Debt Risk — The Fund invests in unsecured bonds or debentures issued by government agencies, including the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Bonds or debentures issued by government agencies are generally backed only by the general creditworthiness and reputation of the government agency issuing the bond or debenture and are not backed by the full faith and credit of the U.S. Government. Government National Mortgage Association securities are generally backed by the full faith and credit of the U.S. Government.
■	Asset Class Risk — Securities in an underlying index or in the Fund’s portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.
■	Call Risk — During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
■	Commercial Mortgage-Backed Securities Risk — Commercial mortgage-backed securities (“CMBS”) may not be backed by the full faith and credit of the U.S. Government and are subject to risk of default on the underlying mortgage. CMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government issues. CMBS react differently to changes in interest rates than other bonds and the prices of CMBS may reflect adverse economic and market conditions. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of CMBS.
■	Commodity Risk — The Fund invests in economies that are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have an adverse impact on those economies.
■	Concentration Risk — To the extent that the Fund’s investments are concentrated in a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
■	Consumer Discretionary Sector Risk — The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.
■	Consumer Services Sector Risk — The consumer services sector may be affected by changes in the domestic and international economy, exchange and interest rates, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns.
■	Credit Risk — The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.

6

■	Currency Risk — Because the Fund’s net asset value (“NAV”) is determined in U.S. dollars, the Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning, which could have a significant negative impact on the Fund.
■	Custody Risk — Less developed markets are more likely to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories.
■	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

Leverage Risk — Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives may become subject to margin requirements when regulations are finalized. Implementation of such regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of swaps and other derivatives may increase the costs to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund. In December 2015, the Securities and Exchange Commission proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund. If the rule goes into effect, it could limit the ability of the Fund to invest or remain invested in derivatives.

■	Dividend-Paying Stock Risk — The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.
■	Energy Sector Risk — The value of securities issued by companies in the energy sector may decline for many reasons, including, among others, changes in energy prices, energy supply and demand, government regulations, energy conservation efforts and potential civil liabilities.
■	Equity Securities Risk — Equity securities are subject to changes in value and their values may be more volatile than those of other asset classes.
■	Extension Risk — During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.
■	Financials Sector Risk — Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements, recent or future regulation on any individual financial company or regulation on the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

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■	Floating Rate Notes Risk — Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates. Although floating rate notes are less sensitive to interest rate risk than fixed rate securities, they are subject to credit and default risk, which could impair their value.
■	Geographic Risk — A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region.
■	Global Real Estate Sub-Industry Risk — Since the Fund concentrates its assets in the global real estate sub-industry, the Fund will be impacted by the performance of the global real estate markets.
■	Healthcare Sector Risk — The healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.
■	High Yield Securities Risk — Securities that are rated below investment grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-” by Standard & Poor’s Ratings Services and Fitch Ratings, Inc., or “Baa3” by Moody’s Investors Service, Inc.), or are unrated, may be deemed speculative and may be more volatile than higher-rated securities of similar maturity and may be more likely to default.
■	Income Risk — The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds when bonds in its portfolio mature or are called, bonds in an underlying index are substituted or the Fund otherwise needs to purchase additional bonds.
■	Industrials Sector Risk — The industrials sector may be adversely affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
■	Information Technology Sector Risk — Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
■	Interest Rate Risk — An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
■	Issuer Risk — Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
■	Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices.
■	Market Risk — The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.
■	Materials Sector Risk — Companies in the materials sector may be adversely impacted by the volatility of commodity prices, exchange rates, depletion of resources, over-production, litigation and government regulations, among other factors.
■	Microcap Companies Risk — Stock prices of microcap companies are significantly more volatile, and more vulnerable to adverse business and economic developments, than those of larger companies. Microcap stocks may also be thinly traded, making it difficult for the Fund to buy and sell them.
■	Mid-Capitalization Companies Risk — Compared to large-capitalization companies, mid-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.
■	Mortgage-Backed Securities Risk — The Fund invests in mortgage-backed securities, some of which may not be backed by the full faith and credit of the U.S. Government. Mortgage-backed securities are subject to call risk and extension risk. Because of these risks, mortgage-backed securities react differently than other bonds to changes in interest rates. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Default or bankruptcy of a counterparty to a to-be-announced (“TBA”) transaction would expose the Fund to possible loss.

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■	Non-U.S. Securities Risk — Investments in the securities of non-U.S. issuers are subject to the risks associated with investing in those non-U.S. markets, such as heightened risks of inflation or nationalization. The Fund may lose money due to political, economic and geographic events affecting issuers of non-U.S. securities or non-U.S. markets. The Fund is specifically exposed to Asian Economic Risk, Central and South American Economic Risk and Middle Eastern Economic Risk.
■	North American Economic Risk — The United States is Canada’s and Mexico’s largest trading and investment partner. Economic events in any one North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which the Fund invests.
■	Oil and Gas Sector Risk — Companies in the oil and gas sector are affected by worldwide energy prices and exploration and production costs. Companies in the oil and gas sector may have significant operations in areas at risk for natural disasters, social unrest and environmental damage. These companies may also be at risk for increased government regulation and intervention, litigation, and negative publicity and public perception.
■	Precious Metal Related Securities Risk — Prices of precious metals and of precious metal related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.
■	Preferred Stock Risk — Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. In addition, preferred stock may not pay a dividend, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. To the extent that the Fund invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Fund’s investments to decline.
■	Prepayment Risk — During periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security’s maturity, causing the Fund to have to reinvest in securities with a lower yield, resulting in a decline in the Fund’s income.
■	Privatization Risk — Some countries in which the Fund invests have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.
■	Producer Durables Industry Group Risk — The producer durables industry group includes companies involved in the design, manufacture or distribution of industrial durables such as electrical equipment and components, industrial products, and housing and telecommunications equipment. These companies may be affected by changes in domestic and international economies and politics, consolidation, excess capacity, and consumer demands, spending, tastes and preferences.
■	Real Estate Investment Risk — The Fund invests in companies that invest in, develop, or operate real estate, or provide real estate related services, such as REITs or real estate holding companies, which exposes investors in the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which real estate companies are organized and operated.
■	Reliance on Trading Partners Risk — The Fund invests in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. Through its portfolio companies’ trading partners, the Fund is specifically exposed to Asian Economic Risk, Central and South American Economic Risk and European Economic Risk.
■	Risk of Investing in Australia — Investments in Australian issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to Australia. The Australian economy is heavily dependent on exports from the energy, agricultural and mining sectors. This makes the Australian economy susceptible to fluctuations in the commodity markets. Australia is also dependent on trading with key trading partners.
■	Risk of Investing in Canada — Investments in Canadian issuers may subject the Fund to economic risk specific to Canada. Among other things, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States, European Union (the “EU”) countries and China. The Canadian economy is sensitive to fluctuations in certain commodity markets.
■	Risk of Investing in Emerging Markets — The Fund’s investments in emerging markets may be subject to a greater risk of loss than investments in issuers located or operating in more developed markets. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuation and greater risk associated with custody of securities.

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■	Risk of Investing in Frontier Markets — Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, may be more likely to experience inflation risk, political turmoil and rapid changes in economic conditions than more developed and traditional emerging markets. Investments in frontier markets may be subject to a greater risk of loss than investments in more developed and traditional emerging markets. Frontier markets often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with custody of securities. Economic, political, liquidity and currency risks may be more pronounced with respect to investments in frontier markets than in emerging markets.
■	Risk of Investing in India — Investments in Indian issuers involve risks that are specific to India, including legal, regulatory, political and economic risks. Political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets may result in higher potential for losses. The securities markets in India are relatively underdeveloped and may subject the Fund to higher transaction costs or greater uncertainty than investments in more developed securities markets.
■	Risk of Investing in Japan — The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the Fund.
■	Risk of Investing in Kuwait — Investments in Kuwaiti issuers involve risks that are specific to Kuwait, including legal, regulatory, political and economic risks.
■	Risk of Investing in Russia — Investing in Russian securities involves significant risks, including legal, regulatory and economic risks that are specific to Russia. In addition, investing in Russian securities involves risks associated with the settlement of portfolio transactions and loss of the Fund’s ownership rights in its portfolio securities, as a result of the system of share registration and custody in Russia.

The United States and the EU have imposed economic sanctions on certain Russian individuals and a financial institution. The United States or the EU could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities.

■	Risk of Investing in the United Kingdom — Investments in United Kingdom issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the United Kingdom’s economy may be impacted by changes to the economic condition of the United States and other European countries. The United Kingdom’s economy, along with the United States and certain other EU economies, experienced a significant economic slowdown during the financial crisis that began in 2007; certain United Kingdom financial institutions suffered significant losses, were severely under-capitalized and required government intervention to survive.
■	Risk of Investing in the United States — The United States is a significant country in which the Fund invests. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
■	Securities Lending Risk — The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
■	Securities Market Risk — Non-U.S. securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
■	Security Risk — Some countries and regions in which the Fund invests have experienced security concerns. Incidents involving a country’s or region’s security may cause uncertainty in these markets and may adversely affect their economies and the Fund’s investments.

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■	Small-Capitalization Companies Risk — Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.
■	Sovereign and Quasi-Sovereign Obligations Risk — The Fund invests in securities issued by or guaranteed by non-U.S. sovereign governments and by entities affiliated with or backed by non-U.S. sovereign governments, which may be unable or unwilling to repay principal or interest when due. In times of economic uncertainty, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations.
■	Structural Risk — The countries in which the Fund invests may be subject to considerable degrees of economic, political and social instability.
■	Subsidiary Risk — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Commodity Risk” and “Precious Metal Related Securities Risks” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the Investment Company Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by BlackRock, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information (“SAI”) and could adversely affect the Fund.

In 2011, the Internal Revenue Service suspended the granting of private letter rulings that concluded that the income and gain generated by a registered investment company’s investments in commodity-linked notes, and the income generated from investments in controlled foreign subsidiaries that invest in physical commodities and/or commodity-linked derivative instruments, would be “qualifying income” for regulated investment company qualification purposes. As a result, there can be no assurance that the Internal Revenue Service will treat such income and gain as “qualifying income.” If the Internal Revenue Service makes an adverse determination relating to the treatment of such income and gain, the Fund will likely need to change its investment strategies, which could adversely affect the Fund.

■	Technology Industry Group Risk — Technology companies may have limited product lines, markets, financial resources or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights.
■	Telecommunications Sector Risk — Companies in the telecommunications sector may be affected by industry competition, substantial capital requirements, government regulation and obsolescence of telecommunications products and services due to technological advancement.
■	Treaty/Tax Risk — The Fund may operate, in part, through a subsidiary of an underlying ETF, which would in turn invest in securities of Indian issuers. The Fund and the subsidiary rely on the Double Tax Avoidance Agreement between India and Mauritius (“DTAA”) for relief from certain Indian taxes. Treaty renegotiation (particularly to introduce a limitation of benefit clause) or recent legislative changes may result in the Fund withdrawing from the subsidiary, which may result in higher taxes and/or lower returns for the Fund.
■	U.S. Treasury Obligations Risk — U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. Government may cause the value of the Fund’s U.S. Treasury obligations to decline.
■	Utilities Sector Risk — The utilities sector is subject to significant government regulation and oversight. Deregulation may subject utility companies to greater competition and may reduce their profitability. Companies in the utilities sector may be adversely affected due to increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with U.S. federal and state regulations, among other factors.

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■	Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the 60% MSCI All Country World Index / 40% Barclays U.S. Aggregate Bond Index, the MSCI All Country World Index and the Barclays U.S. Aggregate Bond Index, which are relevant to the Fund because they have characteristics similar to the Fund’s investment strategies. As with all such investments, past performance is not an indication of future results. The bar chart and table do not reflect separate account fees and expenses. If they did, returns would be less than those shown. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and the table assumes reinvestment of the dividends and distributions. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Class I Shares
ANNUAL TOTAL RETURNS
BlackRock iShares® Dynamic Allocation V.I. Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 1.90% (quarter ended March 31, 2015) and the lowest return for a quarter was –6.22% (quarter ended September 30, 2015). The year-to-date return as of March 31, 2016 was 1.80%.

As of 12/31/15 Average Annual Total Returns	1 Year	Since Inception (April 30, 2014)
BlackRock iShares® Dynamic Allocation V.I. Fund: Class I Shares	(3.88)%	(1.60)%
BlackRock iShares® Dynamic Allocation V.I. Fund: Class III Shares	(3.99)%	(1.79)%
60% MSCI All Country World Index/40% Barclays U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	(0.98)%	0.92%
MSCI All Country World Index (Reflects no deduction for fees, expenses or taxes)	(2.36)%	(0.21)%
Barclays U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	0.55%	2.23%

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Investment Manager

The Fund’s investment manager is BlackRock.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Amy Whitelaw	2014	Managing Director of BlackRock, Inc.
Vishal Karir, CFA	2016	Director of BlackRock, Inc.
Michael Gates, CFA	2016	Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

Shares of the Fund currently are sold either directly or indirectly (through other variable insurance funds) to separate accounts of insurance companies (the “Insurance Companies”), certain accounts administered by the Insurance Companies (the “Accounts”) to fund benefits under the Contracts issued by the Insurance Companies and other Variable Insurance Trusts. Shares of the Fund may be purchased or sold each day the New York Stock Exchange is open.

The Fund does not have any initial or subsequent investment minimums. However, your Contract may require certain investment minimums. See your Contract prospectus for more information.

Tax Information

Distributions made by the Fund to an Account, and exchanges and redemptions of Fund shares made by an Account, ordinarily do not cause the corresponding Contract holder to recognize income or gain for Federal income tax purposes. See the Contract prospectus for information regarding the Federal income tax treatment of the distributions to Accounts and the holders of the Contracts.

Payments to Broker/Dealers and Other Financial Intermediaries

BlackRock and its affiliates may make payments relating to distribution and sales support activities to the Insurance Companies and other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Insurance Company or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Visit your Insurance Company’s website, which may have more information.

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Details About the Fund

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the BlackRock iShares® Dynamic Allocation V.I. Fund (the “Fund”) and your rights as a shareholder.

How the Fund Invests

Investment Objective

The investment objective of the Fund is to seek to provide total return.

This investment objective is a non-fundamental policy of the Fund and may not be changed without 30 days’ prior notice to shareholders.

Investment Process

The Fund seeks to achieve its investment objective in a risk-efficient manner. The Fund management team aims to deliver high risk-adjusted returns across market cycles. The Fund management team will seek to accomplish this by using an optimization-based portfolio construction process that engineers the Fund’s exposures to capture the management team’s intended exposures while minimizing unintended exposures and risks. Key decision-making variables into the investment process are (i) risk, (ii) correlation, (iii) yield and (iv) expected return. The inputs are historical data adjusted to reflect expected investment conditions and provide more stable forecasts.

The Fund utilizes a dynamic approach to investment management whereby target asset allocations will be updated or confirmed no less frequently than annually. Portfolio rebalancing is market dependent and will be considered at least on a quarterly basis or more frequently if market conditions warrant.

Principal Investment Strategies

The Fund, which is a fund of funds, seeks to achieve its investment objective by investing in a portfolio of underlying exchange-traded funds (“ETFs”) that seek to track equity, fixed income and alternative indices. Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in iShares® ETFs. The 80% policy is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to shareholders.

The Fund generally expects to invest between 20% and 80% of its portfolio in equity ETFs, between 10% and 70% of its portfolio in fixed income ETFs and up to 30% of its portfolio in ETFs that employ alternative investment strategies. The Fund will be managed dynamically which means that the Fund’s allocations to these asset classes will change based on tactical determinations made by the Fund’s investment manager and in response to changing market conditions. The Fund will tactically shift its portfolio weightings among, and within, the different asset classes in which it invests to take advantage of changing market opportunities and in response to changing market risk conditions as it seeks its investment objectives.

The Fund’s underlying ETFs may invest in securities and other financial instruments of companies of any market capitalization. The underlying ETFs may invest in securities and other financial instruments available in both U.S. and non-U.S. markets, including emerging markets, which can be U.S. dollar-denominated or non-U.S. dollar-denominated and may be currency hedged or unhedged. The underlying ETFs may also invest in bonds of any maturity and in securities and other financial instruments of any credit rating (including below investment grade securities, commonly known as “junk bonds”).

With respect to equity investments, the underlying ETFs may invest in common stock, preferred stock, rights and warrants to purchase common stock, depositary receipts, securities convertible into common and preferred stock and non-convertible preferred stock. From time to time, the underlying ETFs may invest in shares of companies through initial public offerings (“IPOs”).

With respect to the fixed income investments, the underlying ETFs may invest in a variety of instruments such as government obligations, corporate bonds and notes, including bonds and notes convertible into equity securities, mortgage-backed securities, asset-backed securities, floating or variable rate obligations (including senior secured

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floating rate loans or debt, and second lien or other subordinated or unsecured floating rate loans or debt), loan assignments and participations, inflation indexed bonds, municipal obligations, zero coupon debt securities, bank loans, structured products (including, but not limited to, structured notes, credit linked notes and participation notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities), and exchange traded notes (“ETNs”). The average portfolio duration of the fixed income portion of the Fund will vary based on the underlying ETFs’ and BlackRock Advisors, LLC’s (“BlackRock”) forecast of interest rates and there are no limits regarding portfolio duration or average maturity.

The underlying ETFs may invest in other pooled investment vehicles, including real estate investment trusts (“REITs”) and partnership interests, including master limited partnerships (“MLPs”).

The Fund and the underlying ETFs may invest in derivatives, including, but not limited to, interest rate swaps, total return swaps, credit default swaps, variance swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps and foreign currency transactions (including swaps), for hedging purposes, as well as to increase the return on their portfolio investments (although the underlying ETFs are not necessarily required to hedge any of their positions or to use derivatives).

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in underlying ETFs that primarily invest in commodities. The Fund may gain this exposure to commodity markets by investing in iShares Dynamic Allocation V.I. Fund (Cayman) (the “Subsidiary”). The Subsidiary invests primarily in underlying ETFs that primarily invest in commodities. BlackRock is the manager of the Subsidiary. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The Fund will limit its investments in the Subsidiary to 25% of its total assets.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by BlackRock Variable Series Funds, Inc. (the “Company”). As a result, BlackRock, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the Statement of Additional Information (the “SAI”). The Chief Compliance Officer of the Company oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Board of Directors (the “Board”) regarding the Subsidiary’s compliance with its policies and procedures. The Fund and Subsidiary test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary complies with asset segregation requirements to the same extent as the Fund.

BlackRock provides investment management and other services to the Subsidiary. BlackRock does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services. However, the Fund pays BlackRock based on the Fund’s assets, including the assets invested in the Subsidiary. The Subsidiary will also enter into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the Fund.

The financial statements of the Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s Annual and Semi-Annual Reports. The Fund’s Annual and Semi-Annual Reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this prospectus. Please refer to the SAI for additional information about the organization and management of the Subsidiary.

The Fund is classified as diversified under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Other Strategies

In addition to the principal strategies discussed above, the Fund may use certain other investment strategies. The Fund may also invest or engage in the following investments/strategies:

■	Borrowing — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions. Borrowing for temporary or emergency purposes may not be consistent with the Fund’s principal investment strategies. Temporary defensive positions may limit the potential for the Fund to achieve its investment objective.
■	Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. The Fund may also invest in restricted securities, which are securities that cannot be offered for public resale unless registered under the applicable securities laws or

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that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market and therefore may be considered to be illiquid. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public and may be considered to be liquid securities.
■	Securities Lending — The Fund may lend securities with a value up to 33 1⁄3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by a team of financial professionals. Amy Whitelaw, Vishal Karir, CFA, and Michael Gates, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Fund. The SAI also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The Fund is subject to risks due to its structure as a fund of funds, as well as the same risks as the ETFs in which it invests. The Fund is also subject to the risks associated with the securities in which it invests directly. The principal risks set forth below are the principal risks of investing in the Fund and the ETFs. In the following discussion, references to the “Fund” shall mean any one or more of the relevant ETFs or mutual funds and the Fund, where applicable.

Principal Risks of the Fund’s Fund of Funds Structure

Allocation Risk — The Fund’s ability to achieve its investment objective depends upon BlackRock’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of ETFs and direct investments. There is a risk that BlackRock’s evaluations and assumptions regarding asset classes or ETFs may be incorrect in view of actual market conditions. In addition, there is no guarantee that the ETFs will achieve their investment objectives, and the ETFs’ performance may be lower than the performance of the asset class which they were selected to represent. The ETFs may change their investment objectives or policies without the approval of the Fund. If an ETF were to change its investment objective or policies, the Fund might be forced to withdraw its investment from the ETF at a disadvantageous time and price. Although the quantitative model used to manage Fund’s assets has been developed and refined by BlackRock, neither the Fund nor BlackRock can offer any assurance that the recommended allocation will either maximize returns or minimize risks.

Conflicts of Interest Risk — In managing the Fund, BlackRock will have authority to select and substitute ETFs. BlackRock may be subject to potential conflicts of interest in selecting ETFs because the fees paid to BlackRock by some ETFs are higher than the fees paid by other ETFs. If an ETF holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that ETF.

Investments in ETFs Risk — The Fund may invest a significant portion of its assets in ETFs, so the Fund’s investment performance is, in part, related to the performance of the ETFs. The Fund’s net asset value will change with changes in the value of the ETFs and other securities in which it invests. As with other investments, investments in other investment companies, including ETFs, are subject to market risk and, for non-index strategies, selection risk. In addition, if the Fund acquires shares of investment companies, including ETFs, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

As the ETFs or the Fund’s allocations among the ETFs change from time to time, or to the extent that the expense ratio of the ETFs changes, the weighted average operating expenses borne by the Fund may increase or decrease.

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Investing in an ETF will give the Fund exposure to the securities comprising the index on which the ETF is based. Shares of ETFs are traded on an exchange throughout a trading day, and bought and sold based on market values and not at the ETF’s net asset value. For this reason, shares of an ETF could trade at either a premium or discount to its net asset value. However, the trading prices of index-based ETFs tend to closely track the actual net asset value of the ETF. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs, in addition to a spread (i.e., the difference between what professional investors are willing to pay for ETF shares (the “bid” price) and the price at which they are willing to sell ETF shares (the “ask” price)).

One ETF may buy the same securities that another ETF sells. In addition, the Fund may buy the same securities that an ETF sells, or vice-versa. If this happens, an investor in the Fund would indirectly bear the costs of these transactions without accomplishing the intended investment purpose. Certain of the ETFs may hold common portfolio securities, thereby reducing the diversification benefits of the Fund.

Principal ETF-Specific Risks

Cash Transaction Risk — Certain ETFs intend to effect creations and redemptions principally for cash, rather than primarily in-kind because of the nature of the ETF’s investments. Investments in such ETFs may be less tax efficient than investments in ETFs that effect creations and redemptions in-kind.

Management Risk — If an ETF does not fully replicate the underlying index, it is subject to the risk that the manager’s investment management strategy may not produce the intended results.

Passive Investment Risk — ETFs purchased by the Fund are not actively managed and may be affected by a general decline in market segments relating to their respective indices. An ETF typically invests in securities and other instruments included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.

Representative Sampling Risk — Representative sampling is a method of indexing that involves investing in a representative sample of securities that collectively have a similar investment profile to the index and resemble the index in terms of risk factors and other key characteristics. An ETF may or may not hold every security in the index. When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.

Shares of an ETF May Trade at Prices Other Than Net Asset Value — Shares of an ETF trade on exchanges at prices at, above or below their most recent net asset value. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in Creation Units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses.

Tracking Error Risk — Imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, which is the divergence of an ETF’s performance from that of its underlying index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because an ETF incurs fees and expenses while its underlying index does not.

Other Principal Risks of Investing in the Fund and/or an Underlying ETF

Agency Debt Risk — The Fund invests in unsecured bonds or debentures issued by government agencies, including the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Bonds or debentures issued by government agencies are generally backed only by the general creditworthiness

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and reputation of the government agency issuing the bond or debenture and are not backed by the full faith and credit of the U.S. Government. Government National Mortgage Association (“Ginnie Mae”) securities are generally backed by the full faith and credit of the U.S. Government.

Some government agencies, including Fannie Mae and Freddie Mac, purchase and guarantee residential mortgages and form mortgage-backed securities that they issue to the market. These agencies also hold their own mortgage-backed securities as well as those of other institutions with funding from the agency debentures they issue. The market for mortgage-backed securities has been adversely affected by the value of those mortgage-backed securities held and/or issued by these agencies.

Fannie Mae and Freddie Mac were placed under the conservatorship of the U.S. Federal Housing Finance Agency (“FHFA”) in September 2008. Under this conservatorship, the FHFA will operate and manage the agencies, and the U.S. Department of the Treasury has agreed to provide capital as needed (up to $100 billion per agency) to ensure that the agencies continue to provide liquidity to the housing and mortgage markets. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. Government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).

Asian Economic Risk — Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. During the global recession that began in 2007, many of the export-driven Asian economies experienced the effects of the economic slowdown in the United States and Europe, and certain Asian governments implemented stimulus plans, low-interest rate monetary policies and currency devaluations. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which the Fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the value of the Fund’s investments.

Asset Class Risk — The securities in an underlying index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Call Risk — During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Central and South American Economic Risk — The economies of certain Central and South American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of exports for these regions and many economies in these regions are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries in these regions.

Commercial Mortgage-Backed Securities Risk — The commercial mortgage-backed securities (“CMBS”) in which the Fund invests may be issued by entities, such as banks, mortgage lenders or other institutions. These entities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

CMBS depend on cash flows generated by underlying commercial real-estate loans, receivables or other assets, and can be significantly affected by changes in interest rates, the availability of information concerning the underlying assets and their structure, and the creditworthiness of the originators of the underlying assets.

CMBS are subject to prepayment risk, which is the risk that during periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security’s maturity, causing the Fund to have to reinvest in securities with a lower yield, resulting in a decline to the Fund’s income. CMBS are also subject to extension risk, which is the risk that when interest rates rise, certain CMBS will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments. Because of prepayment and extension risk, CMBS react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain CMBS.

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In addition, the value of CMBS may be adversely affected by regulatory or tax changes. CMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government issues. The market for CMBS has experienced substantially lower valuations and greatly reduced liquidity. Ongoing economic and market uncertainty suggests that CMBS may continue to be more difficult to value and to suffer from less liquidity than in the past.

Commodity Risk — The energy, materials, and agriculture sectors account for a large portion of the exports of certain countries in which the Fund invests. Any changes in these sectors or fluctuations in the commodity markets could have an adverse impact on a country’s economy. Commodity prices may be influenced or characterized by unpredictable factors, including, where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, pestilence, political instability, changes in interest rates and monetary and other governmental policies. Securities of companies held by the Fund that are dependent on a single commodity, or are concentrated in a single commodity sector, may typically exhibit even higher volatility attributable to commodity prices.

Concentration Risk — To the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be more adversely affected by the underperformance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences.

Consumer Discretionary Sector Risk — The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Consumer Services Sector Risk — The success of consumer product manufacturers and retailers (including food and drug retailers, general retailers, media, and travel and leisure) is tied closely to the performance of the domestic and international economy, interest rates, exchange rates, competition and consumer confidence. The consumer services sector depends heavily on disposable household income and consumer spending. Companies in the consumer services sector may be subject to severe competition, which may also have an adverse impact on their profitability. Changes in consumer demographics and preferences may affect the success of consumer service providers.

Credit Risk — Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price, which may adversely affect the value of the Fund.

Currency Risk — Because the Fund’s net asset value (“NAV”) is determined on the basis of the U.S. dollar, investors may lose money if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Custody Risk — Custody risk refers to the risk inherent in the process of clearing and settling trades, as well as the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.

Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

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Market and Liquidity Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives may also expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Hedging Risk — When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.

Tax Risk — The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service.

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives may become subject to margin requirements when regulations are finalized. Implementation of such regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of swaps and other derivatives may increase the costs to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund. If the rule goes into effect, it could limit the ability of the Fund to invest or remain invested in derivatives. In addition, other future regulatory developments may impact the Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund itself is regulated. BlackRock cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Risks Specific to Certain Derivatives Used by the Fund

Swaps — Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Credit Default Swaps — Credit default swaps may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

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Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange transactions are over-the-counter (“OTC”) contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Indexed and Inverse Securities — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

Futures — Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Options — An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

Commodity-Linked Derivatives — The value of a commodity-linked derivative investment typically is based upon the price movements of a commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.

Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of fixed income securities. Therefore, at maturity, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments that are more or less than the stated coupon interest payments.

In connection with the Fund’s direct and indirect investments in commodity-linked derivatives, the Fund will attempt to manage its counterparty exposure so as to limit its exposure to any one counterparty. However, due to the limited number of entities that may serve as counterparties (and which the Fund believes are creditworthy) at any one time the Fund may enter into swap agreements with a limited number of counterparties and may invest in commodity-linked notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund’s exposure to counterparty credit risk. There can be no assurance that the Fund will be able to limit exposure to any one counterparty at all times.

Commodity-Linked Notes — Commodity-linked notes involve substantial risks, including the risk of loss of a significant portion of their principal value. In addition to commodity risk and general derivatives risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and debt securities.

Dividend-Paying Stock Risk — The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend-paying stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies

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could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur. Depending upon market conditions, dividend-paying stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors.

Energy Sector Risk — The energy sector of an economy is cyclical and highly dependent on energy prices. The market value of companies in the local energy sector is strongly affected by the levels and volatility of global energy prices, energy supply and demand, capital expenditures on exploration and production of energy sources, energy conservation efforts, exchange rates, interest rates, economic conditions, tax treatment, increased competition and technological advances, among other factors. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of these companies depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this sector. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Any such event could have serious consequences for the general population of the affected area and could have an adverse impact on the Fund’s portfolio and the performance of the Fund. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions.

Equity Securities Risk — The Fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

European Economic Risk — The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt (including, without limitation, the default by Greece) and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries.

Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU including, with respect to the latter, the United Kingdom, which is a significant market in the global economy. The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and adversely affect the value of the Fund.

Extension Risk — During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.

Financials Sector Risk — Companies in the financials sector of an economy are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries of any individual financial company or of the financials sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability.

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During the financial crisis that began in 2007, the deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. During the financial crisis, a number of large financial institutions failed, merged with stronger institutions or had significant government infusions of capital. Instability in the financial markets caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions. In recent years, cyber attacks and technology failures have become increasingly frequent and have caused significant losses.

Floating Rate Notes Risk — Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Generally, floating rate securities carry lower yields than fixed notes of the same maturity. The interest rate for a floating rate note resets or adjusts periodically by reference to a benchmark interest rate. The impact of interest rate changes on floating rate investments is typically mitigated by the periodic interest rate reset of the investments. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Benchmark interest rates, such as the London Interbank Offered Rate, may not accurately track market interest rates.

Geographic Risk — Some of the markets in which the Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, tornadoes, volcanic eruptions, droughts, hurricanes or tsunamis, and are economically sensitive to environmental events. Any such event may adversely impact the economies of these geographic areas, causing an adverse impact on the value of the Fund.

Global Real Estate Sub-Industry Risk — Since the Fund concentrates its assets in the global real estate sub-industry, the Fund will be impacted by the performance of the global real estate markets.

Healthcare Sector Risk — The profitability of companies in the healthcare sector is affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. A number of issuers in the healthcare industry have recently merged or otherwise experienced consolidation. The effects of this trend toward consolidation are unknown and may be far-reaching. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence.

High Yield Securities Risk — Securities that are rated below investment grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-” by Standard & Poor’s Ratings Services and Fitch Ratings, Inc. or “Baa3” by Moody’s Investors Service, Inc.), or are unrated, may be deemed speculative and may be more volatile than higher-rated securities of similar maturity and are more likely to default.

High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities. The value of high yield securities can be adversely affected by overall economic conditions, such as an economic downturn or a period of rising interest rates, and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities.

In particular, high yield securities are often issued by smaller, less creditworthy countries and companies or by highly leveraged (indebted) countries and companies, which are generally less able than more financially stable countries and companies to make scheduled payments of interest and principal.

Income Risk — The Fund’s income may decline when interest rates fall. This decline can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, bonds in an underlying index are substituted or the Fund otherwise needs to purchase additional bonds. The index provider’s substitution of bonds in an underlying index may occur, for example, when the time to maturity for the bond no longer matches the underlying index’s stated maturity guidelines.

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Industrials Sector Risk — The value of securities issued by companies in the industrials sector may be affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Information Technology Sector Risk — Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Interest Rate Risk — As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term durations, rising interest rates may cause the value of the Fund’s investments to decline significantly.

Issuer Risk — The performance of the Fund depends on the performance of individual securities or assets to which the Fund has exposure. Any issuer of these securities or assets may perform poorly, causing the value of its securities or assets to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid securities or securities that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve investing in securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.

Management Risk — The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BlackRock Fund Advisors, LLC’s (“BFA”) investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk — The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected.

Materials Sector Risk — Companies in the materials sector may be adversely affected by commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, technical advances, labor relations and government regulations, among other factors. Also, companies in the materials sector are at risk of liability for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.

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Microcap Companies Risk — Stock prices of microcap companies are significantly more volatile than those of larger companies and therefore the Fund’s share price may increase or decrease by a much greater percentage than those of funds that invest solely in stocks issued by larger capitalization companies. Stock prices of microcap companies are also more vulnerable than those of large companies to adverse business and economic developments and the stocks of microcap companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, microcap companies are typically less financially stable than larger, more established companies and may depend on a small number of key personnel, making them highly vulnerable to loss of personnel. These companies also generally have less diverse product lines than larger capitalization companies and are more susceptible to adverse developments related to their products.

Mid-Capitalization Companies Risk — Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and, therefore, the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid, making it difficult for the Fund to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Middle Eastern Economic Risk — Many Middle Eastern countries have little or no democratic tradition and the political and legal systems in such countries may have an adverse impact on the Fund. Many economies in the Middle East are highly reliant on income from the sale of oil or trade with countries involved in the sale of oil, and their economies are therefore vulnerable to changes in the market for oil and foreign currency values. As global demand for oil fluctuates, many Middle Eastern economies may be significantly impacted. Middle Eastern economies may be subject to acts of terrorism, political strife, and sudden outbreaks of hostilities with neighboring countries.

Certain Middle Eastern countries have strained relations with other Middle Eastern countries due to territorial disputes, historical animosities, religious tensions or defense concerns, which may adversely affect the economies of these countries. Certain Middle Eastern countries experience significant unemployment, as well as widespread underemployment.

Recently, many Middle Eastern countries have experienced political, economic and social unrest as protestors have called for widespread reform. Some of these protests have resulted in regime change. If regime change were to occur in any of these countries, the new government may not immediately stabilize such country, which could adversely affect the economies of Middle Eastern countries in which the Fund invests and could decrease the value of the Fund’s investments.

Mortgage-Backed Securities Risk — The Fund invests in mortgage-backed securities issued by Fannie Mae, Freddie Mac or Ginnie Mae. While securities issued by Ginnie Mae are backed by the full faith and credit of the U.S. Government, securities issued by Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Mortgage-backed securities represent interests in “pools” of mortgages and are subject to call risk, which is the risk that during periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security’s maturity causing the Fund to have to reinvest in securities with a lower yield, resulting in a decline to the Fund’s income.

Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.

Because of call and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities are also subject to the risk of default on the underlying mortgage, particularly during periods of economic downturn.

The Fund seeks to obtain exposure to the fixed-rate portion of U.S. agency mortgage-pass through securities, which represent a significant portion of the Underlying Index, primarily through TBA transactions. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage-pass-through securities specified in the TBA transaction.

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Non-U.S. Securities Risk — Investments in the securities of non-U.S. issuers are subject to the risks of investing in the markets where such issuers are located, including heightened risks of inflation or nationalization and market fluctuations caused by economic and political developments. As a result of investing in non-U.S. securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

■	Lower levels of liquidity and market efficiency;
■	Greater securities price volatility;
■	Exchange rate fluctuations and exchange controls;
■	Less availability of public information about issuers;
■	Limitations on foreign ownership of securities;
■	Imposition of withholding or other taxes;
■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;
■	Higher transaction and custody costs and delays in settlement procedures;
■	Difficulties in enforcing contractual obligations;
■	Lower levels of regulation of the securities markets;
■	Weaker accounting, disclosure and reporting requirements; and
■	Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may differ and/or may not be as extensive or protective as those that apply in the United States.

North American Economic Risk — The United States is Canada’s and Mexico’s largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.

Oil and Gas Sector Risk — The profitability of companies in the oil and gas sector is related to worldwide energy prices, exploration costs and production spending. Companies in the oil and gas sector may be at risk for environmental damage claims and other types of litigation. Companies in the oil and gas sector may be adversely affected by natural disasters or other catastrophes, changes in exchange rates, interest rates, changes in prices for competitive energy services, economic conditions, tax treatment, government regulation and intervention, negative perception and unfavorable events in the regions where companies operate (e.g., expropriation, nationalization, confiscation of assets and property or imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Companies in the oil and gas sector may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

Precious Metal Related Securities Risk — Prices of precious metals and of precious metal related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

Preferred Stock Risk — Unlike interest payments on a debt security, dividend payments on a preferred stock typically must be declared by the issuer’s board of directors. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on preferred stock at any time. In the event an issuer of preferred stock experiences economic difficulties, the issuer’s preferred stock may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare a dividend and the fact that the preferred stock may be subordinated to other securities of the same issuer. Certain additional risks associated with preferred stock could adversely affect investments in the Fund.

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Interest Rate Risk. Because many preferred stocks pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds -that is, as interest rates rise, the value of the preferred stocks held by the Fund are likely to decline. To the extent that the Fund invests a substantial portion of its assets in fixed rate preferred stocks, rising interest rates may cause the value of the Fund’s investments to decline significantly.

Issuer Risk. Because many preferred stocks allow holders to convert the preferred stock into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer’s common stock. To the extent that the Fund invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Fund’s investments to decline.

Dividend Risk. There is a chance that the issuer of any of the Fund’s holdings will have its ability to pay dividends deteriorate or will default (i.e., fail to make scheduled dividend payments on the preferred stock or scheduled interest payments on other obligations of the issuer not held by the Fund), which would negatively affect the value of any such holding.

Call Risk. Preferred stocks are subject to market volatility and the prices of preferred stocks will fluctuate based on market demand. Preferred stocks often have call features that allow the issuer to redeem the security at its discretion. If a preferred stock is redeemed by the issuer, it will be removed from an underlying index. The redemption of preferred stocks having a higher than average yield may cause a decrease in the yield of the underlying index and the Fund. Because an underlying index is rebalanced annually, the removal of a large number of preferred stocks during the year due to maturity, redemption, conversion or other corporate action may cause the underlying index to be periodically concentrated in a smaller number of issuers or in issuers of a particular sector or industry.

Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.

Prepayment Risk — During periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security’s maturity, causing the Fund to have to reinvest in securities with a lower yield, resulting in a decline in the Fund’s income.

Privatization Risk — Some countries in which the Fund invests have privatized, or have begun the process of privatizing, certain entities and industries. Newly privatized companies may face tough competition from government-sponsored competitors that have not been privatized. In some instances, investors in newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or changing regulatory and legal standards or, in some cases, due to re-nationalization of such privatized entities. There is no assurance that such losses will not recur.

Producer Durables Industry Group Risk — The producer durables industry group includes companies involved in the design, manufacture or distribution of industrial durables such as electrical equipment and components, industrial products, and housing and telecommunications equipment. These companies may be affected by changes in domestic and international economies and politics, consolidation, and excess capacity. Companies in the producer durables industry group face intense competition, which may have an adverse effect on their profitability. The success of companies in the producer durables industry group may be strongly affected by changes in consumer demands, spending, tastes and preferences. Companies in the producer durables industry group may be dependent on outside financing, which may be difficult to obtain. Producer durables companies may be unable to protect their intellectual property rights or may be liable for infringing the intellectual property rights of others. In addition, these companies may be significantly affected by other factors such as economic cycles, rapid technological obsolescence, government regulations, labor relations, delays in modernization, and overall capital spending levels.

Real Estate Investment Risk — The Fund invests in companies that invest in real estate (“Real Estate Companies”), such as REITs or real estate holding companies, which exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding.

Concentration Risk. Real Estate Companies may own a limited number of properties and concentrate their investments in a particular geographic region or property type.

Equity REITs Risk. Certain REITs may make direct investments in real estate. These REITs are often referred to as “Equity REITs.” Equity REITs invest primarily in real properties and earn rental income from leasing those properties. Equity REITs may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions

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in the real estate rental market and by changes in the value of the properties they own. A decline in rental income may occur because of extended vacancies, limitations on rents, the failure to collect rents, increased competition from other properties or poor management. Equity REITs also can be affected by rising interest rates. Rising interest rates may cause investors to demand a high annual yield from future distributions that, in turn, could decrease the market prices for such REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Because many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the Fund invests to decline.

Interest Rate Risk. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively affect a Real Estate Company’s ability to meet its payment obligations.

Leverage Risk. Real Estate Companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing, and could adversely affect a Real Estate Company’s operations and market value in periods of rising interest rates. Financial covenants related to a Real Estate Company’s leveraging may affect the ability of the Real Estate Company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. Leveraging may also increase repayment risk.

Liquidity Risk. Investing in Real Estate Companies may involve risks similar to those associated with investing in small-capitalization companies. Real Estate Company securities may be volatile. There may be less trading in Real Estate Company shares, which means that buy and sell transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations. In addition, real estate is relatively illiquid and, therefore, a Real Estate Company may have a limited ability to vary or liquidate its investments in properties in response to changes in economic or other conditions.

Operational Risk. Real Estate Companies are dependent upon management skills and may have limited financial resources. Real Estate Companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between Real Estate Companies and their affiliates may be subject to conflicts of interest, which may adversely affect a Real Estate Company’s shareholders. A Real Estate Company may also have joint ventures in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Property Risk. Real Estate Companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; catastrophic events such as earthquakes, hurricanes, tornadoes and terrorist acts; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts, changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments.

Regulatory Risk. Real estate income and values may be adversely affected by applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations also may have a major impact on real estate.

Repayment Risk. The prices of Real Estate Company securities may drop because of the failure of borrowers to repay their loans, poor management, or the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the Real Estate Companies to make payments of interest and principal on their loans will be adversely affected.

Reliance on Trading Partners Risk — Economies in emerging market countries generally are heavily dependent upon commodity prices and international trade and, accordingly, these countries have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls or managed adjustments in relative currency values and may suffer from extreme and volatile debt burdens or inflation rates.

Risk of Investing in Australia — Investment in Australian issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to Australia. The Australian economy is heavily dependent on exports from the energy, agricultural and mining sectors. As a result, the Australian economy is susceptible to fluctuations in the commodity markets. The Australian economy is also becoming increasingly dependent on its growing services industry. The Australian economy is dependent on trading with key trading partners, including the United States, China, Japan, Singapore and certain European countries. Reduction in spending on Australian products and services, or changes in any of the economies may cause an adverse impact on the Australian economy.

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Risk of Investing in Canada — The United States is Canada’s largest trading and investment partner, and the Canadian economy is significantly affected by developments in the U.S. economy. Since the implementation of NAFTA in 1994 among Canada, the United States and Mexico, total two-way merchandise trade between the United States and Canada has more than doubled. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which has further affected Canada’s dependency on the U.S. economy. Any downturn in U.S. or Mexican economic activity is likely to have an adverse impact on the Canadian economy. The Canadian economy is also dependent upon external trade with other key trading partners, including China and the EU. In addition, Canada is a large supplier of natural resources (e.g., oil, natural gas and agricultural products). As a result, the Canadian economy is sensitive to fluctuations in certain commodity prices.

Risk of Investing in Emerging Markets — Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuation and greater risks associated with custody of securities than developed markets. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment.

Risk of Investing in Frontier Markets — Frontier markets are those emerging markets considered to be among the smallest, least mature and least liquid. Investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. This is due to, among other things, smaller economies, less developed capital markets, greater market volatility, lower trading volume, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in more developed markets. Frontier markets are even more prone to economic shocks associated with political and economic risks than are emerging markets generally. Many frontier market countries may be dependent on commodities, foreign trade or foreign aid. As a result, those risks traditionally associated with investments in emerging markets may be more pronounced with respect to investments in frontier market economies.

Risk of Investing in India — India is an emerging market country and exhibits significantly greater market volatility from time to time in comparison to more developed markets. Political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets may result in higher potential for losses.

Moreover, governmental actions can have a significant effect on the economic conditions in India, which could adversely affect the value and liquidity of the Fund’s investments. The securities markets in India are comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. The limited liquidity of the Indian securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time that it desires.

Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. In addition, the Reserve Bank of India (“RBI”) has imposed limits on foreign ownership of Indian securities, which may decrease the liquidity of the Fund’s portfolio and result in extreme volatility in the prices of Indian securities. These factors, coupled with the lack of extensive accounting, auditing and financial reporting standards and practices, as compared to the United States, may increase the Fund’s risk of loss.

Further, certain Indian regulatory approvals, including approvals from the Securities and Exchange Board of India (“SEBI”), the RBI, the central government and the tax authorities (to the extent that tax benefits need to be utilized), may be required before the Fund can make investments in the securities of Indian companies.

Risk of Investing in Japan — Japan may be subject to political, economic, nuclear and labor risks, among others. Any of these risks, individually or in the aggregate, can impact an investment made in Japan.

Economic Risk. The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed economies. Since the year 2000, Japan’s economic growth rate has remained relatively low and it may remain low in the future. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan is also heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the Japanese economy.

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Political Risk. Historically, Japan has had unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the Fund’s investments. In addition, China has become an important trading partner with Japan. Japan’s political relationship with China, however, has become strained. Should political tension increase, it could adversely affect the Japanese economy and destabilize the region as a whole.

Large Government Debt Risk. The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy.

Currency Risk. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. The Japanese government has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors.

Nuclear Energy Risk. The nuclear power plant catastrophe in Japan in March 2011 may have long-term effects on the Japanese economy and its nuclear energy industry, the extent of which are currently unknown.

Labor Risk. Japan has an aging workforce and has experienced a significant population decline in recent years. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.

Geographic Risk. Natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could occur in Japan or surrounding areas and could negatively affect the Japanese economy, and, in turn, could negatively affect the Fund.

Risk of Investing in Kuwait — Kuwait is highly reliant on income from the sale of oil and trade with other countries involved in the sale of oil, and its economy is therefore vulnerable to changes in the market for oil and foreign currency values. As global demand for oil fluctuates, Kuwait may be significantly impacted. Historically, tensions between Iraq and Kuwait have sometimes resulted in conflict. Any outbreak of hostilities between the two countries, or other countries in the region, could have a severe adverse effect on the Kuwaiti economy and its securities markets. Recently, Kuwait has experienced anti-government protests. If the current Kuwaiti government were to change or become unable to function, any resulting instability could adversely affect the Kuwaiti economy.

Risk of Investing in Russia — Investing in Russian securities involves significant risks, in addition to those described under “Risk of Investing in Emerging Markets” and “Non-U.S. Securities Risk” that are not typically associated with investing in U.S. securities, including:

■	The risk of delays in settling portfolio transactions and the risk of loss arising out of the system of share registration and custody used in Russia;
■	Risks in connection with the maintenance of the Fund’s portfolio securities and cash with foreign sub-custodians and securities depositories, including the risk that appropriate sub-custody arrangements will not be available to the Fund;
■	The risk that the Fund’s ownership rights in portfolio securities could be lost through fraud or negligence as a result of the fact that ownership in shares of Russian companies is recorded by the companies themselves and by registrars, rather than by a central registration system; and
■	The risk that the Fund may not be able to pursue claims on behalf of its shareholders because of the system of share registration and custody, and because Russian banking institutions and registrars are not guaranteed by the government.

The United States and the EU have imposed economic sanctions on certain Russian individuals and a financial institution. The United States or the EU could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities.

Risk of Investing in the United Kingdom — Investment in United Kingdom issuers may subject the Fund to regulatory, political, currency, security, and economic risks specific to the United Kingdom. The United Kingdom’s economy relies heavily on the export of financial services to the United States and other European countries. A prolonged slowdown in

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the financial services sector may have a negative impact on the United Kingdom’s economy. In the past, the United Kingdom has been a target of terrorism. Acts of terrorism in the United Kingdom or against United Kingdom interests abroad may cause uncertainty in the United Kingdom’s financial markets and adversely affect the performance of the issuers to which the Fund has exposure. The United Kingdom’s economy, along with the United States and certain other European economies, experienced a significant economic slowdown during the financial crisis that began in 2007.

Risk of Investing in the United States — Issuers located in the United States constitute a majority of the Fund’s holdings. Decreasing imports or exports, changes in trade regulations and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The financial crisis that began in 2007 caused a significant decline in the value and liquidity of issuers in the United States. Policy and legislative changes in the United States are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund has exposure.

Securities Lending Risk — The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

Securities Market Risk — Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in the United States (and other developed countries). In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities.

Security Risk — Some geographic areas in which the Fund invests have experienced acts of terrorism or strained international relations due to territorial disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets of these geographic areas and may adversely affect their economies.

Small-Capitalization Companies Risk — Stock prices of small-capitalization companies may be more volatile than those of larger companies and, therefore, the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by mid- or large-capitalization companies. Stock prices of small-capitalization companies are generally more vulnerable than those of mid- or large-capitalization companies to adverse business and economic developments. Securities of small-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small-capitalization companies are typically less financially stable than larger, more established companies and may depend on a small number of essential personnel, making them more vulnerable to experiencing adverse effects due to the loss of personnel. Small-capitalization companies also normally have less diverse product lines than those of mid- or large-capitalization companies and are more susceptible to adverse developments concerning their products.

Sovereign and Quasi-Sovereign Obligations Risk — An investment in sovereign or quasi-sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes securities issued by or guaranteed by a non-U.S. sovereign government, and quasi-sovereign debt includes securities issued by or guaranteed by an entity affiliated with or backed by a sovereign government. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. Similar to other issuers, changes to the financial condition or credit rating of a government may cause the value of a sovereign debt, including treasury obligations, to decline. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations and may affect the Fund’s NAV. Quasi-sovereign debt obligations are typically less liquid and less standardized than sovereign debt obligations. Several countries in which the Fund invests have defaulted on their sovereign obligations in the past or encountered downgrades of their sovereign obligations, and those countries (or other countries) may default or risk further downgrades in the future.

Structural Risk — Certain emerging market countries are subject to a considerable degree of economic, political and social instability.

Economic Risk. Some emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, while others have experienced economic recessions causing a negative effect on the economies and securities markets of such emerging countries.

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Expropriation Risk. Investing in emerging market countries involves a great risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital invested by certain emerging market countries.

Political and Social Risk. Some governments in emerging market countries are authoritarian in nature or have been installed or removed as a result of military coups, and some governments have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, may exacerbate social unrest, violence and/or labor unrest in some emerging market countries. Unanticipated political or social developments may result in sudden and significant investment losses.

Subsidiary Risk — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Commodity Risk” and “Precious Metal Related Securities Risks” above). These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the Investment Company Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by BlackRock, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Company except that the Subsidiary may invest without limitation in commodity-related investments. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

In late July 2011, the Internal Revenue Service suspended the granting of private letter rulings that concluded that the income and gain generated by a registered investment company’s investments in commodity-linked notes, and the income generated from investments in controlled foreign subsidiaries that invest in physical commodities and/or commodity-linked derivative instruments, would be “qualifying income” for regulated investment company qualification purposes. As a result, there can be no assurance that the Internal Revenue Service will treat such income and gain as “qualifying income.” If the Internal Revenue Service makes an adverse determination relating to the treatment of such income and gain, the Fund will likely need to change its investment strategies, which could adversely affect the Fund.

Technology Industry Group Risk — Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology industry group are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights would adversely affect the profitability of these companies.

Telecommunications Sector Risk — The telecommunications sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The domestic telecommunications market is characterized by increasing competition and regulation by the U.S. Federal Communications Commission and various state regulatory authorities. Companies in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain telecommunications companies obsolete.

Treaty/Tax Risk — The Fund may operate, in part, through a subsidiary of an underlying ETF, which would in turn invest in securities of Indian issuers. At this time, the subsidiary should be eligible to take advantage of the benefits of the Double Tax Avoidance Agreement between India and Mauritius (the “DTAA”). Numerous investors have relied on the benefits of the DTAA to invest in India through Mauritius in the past. However, in the past 10-15 years, a number of parties have challenged the DTAA or the interpretation of the DTAA. Circular 789, issued on April 13, 2000 by the Indian Central Board of Direct Taxes (“CBDT”), clarifies that whenever the Mauritius revenue authorities have issued a

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certificate of tax residence, such certificate would constitute sufficient evidence for accepting the status of residence of Mauritius tax residents for purposes of applying the provisions of the DTAA. The Supreme Court of India in 2003 subsequently held and declared Circular 789 to be valid following litigation regarding Circular 789. As of the date of this Prospectus, Circular 789 is still valid and in force.

However, recently issued rulings suggest that the Indian tax administration’s analysis may have changed, and that the tax authorities may now focus on a number of factors when assessing whether a foreign entity is eligible for the benefit of the provisions of a tax treaty, including, among others, the place of management of the foreign resident company and the level of substance in the jurisdiction in which it is incorporated. In addition, both the Indian tax administration and Indian courts seem now to be taking aggressive efforts to challenge structures involving offshore funds investing directly or indirectly in India, in particular those from Mauritius. Further, the Finance Act, 2013 (“FA 13”) provides that an investor is required to submit the tax residency certificate (“TRC”) as issued in the country of residence and provide other documents and information as prescribed by the Government to claim benefits under the DTAA.

It is possible that the governments of India and Mauritius may renegotiate the terms of the DTAA to include, among other things, a limitation of benefit clause. No assurance can be given that the terms of the DTAA will not be renegotiated or subject to a different interpretation in the future. Any change in the provisions of the DTAA or in its applicability to the subsidiary could result in the imposition of withholding and capital gains taxes and other taxes on the subsidiary by tax authorities in India. This could significantly reduce the return to the Fund on its investments and the return received by the Fund’s shareholders.

Indian Tax Risk. In 2010, it was proposed that the Income Tax Act (“IT Act”) may be replaced with the Direct Taxes Code. The Parliamentary Standing Committee released its comments on the draft Direct Taxes Code on March 9, 2012, which is under consideration by the Government of India. The revised Direct Taxes Code is yet to be tabled before the Parliament for reconsideration.

Given the delay in enacting the Direct Taxes Code, the Government of India, through the Finance Act, 2012 (“FA 12”), which was enacted on May 28, 2012, had introduced certain key changes to the existing tax framework in India. FA 12 introduced provisions that impose Indian tax and withholding obligations with respect to the transfer of shares in an overseas company that derives its value substantially from assets situated in India (“indirect transfers”). Because the Fund invests in Indian securities through the subsidiary, this legislation by its terms subjects shareholder redemptions of Fund shares and sales of Fund investments to Indian tax and withholding obligations, both prospectively as well as retroactively. However, the CBDT issued a letter on May 29, 2012 clarifying the reopening of completed assessments as a result of the retroactive amendments introduced by the Finance Act. Under this letter, the CBDT has directed Indian tax authorities to not reopen any assessment proceedings that were completed before April 1, 2012 and where no notice for reassessment has been issued prior to that date. It has also been clarified that any assessment or any other order which stands validated due to the amendments in the Finance Act would be enforced. Given this clarification issued by the CBDT, the Fund does not expect that shareholders or the Fund will become subject to tax or to withholding obligations with respect to completed assessments.

An Expert Committee formed by the Government of India was constituted to examine the implications of the above amendment, which provides for taxing indirect transfer of Indian assets in India. Based on the consultations received from stakeholders, the Expert Committee in its report has recommended that the above deemed provisions should not apply in the following cases:

■	where a non-resident investor has made any investment, directly or indirectly, in a foreign institutional investor (“FII”) which has invested in India;
■	investment by the non-resident investor in a fund or a fund pooling vehicle, which does not result in participation in control and management of the fund;
■	where a non-resident investor along with its associates, does not have more than 26% share in total capital of the company.

Accordingly, the Expert Committee has recommended that the non-resident will not be taxable in India in relation to investments made by the Fund/FII in India in the above situations.

The Expert Committee has also recommended that amendments should be applied prospectively and not retrospectively.

If the recommendations made by the Expert Committee are accepted by the Government of India then the non-resident shareholders of the Fund/subsidiary would not be taxed in India on indirect transfer of shares.

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However, the above amendment does not override the provisions of DTAA which India has entered into with many countries. Hence, if the non-resident investor in the Fund is situated in a favorable tax jurisdiction (such as Mauritius, Singapore, etc.), then capital gains on such indirect transfer may not be chargeable to tax in view of the DTAA entered into between India and the respective countries.

In addition, FA 12 had introduced the general tax anti-avoidance rules (“GAAR”) to curb aggressive tax planning with the use of sophisticated structures and was to be effective from April 1, 2013. Based on recommendations of the Expert Committee on GAAR established by the Government of India, FA 13 (which was enacted on May 10, 2013) has deferred the implementation of GAAR by two years and has also made some changes to the provisions of GAAR. GAAR would be now effective from the financial year beginning from April 1, 2015 onwards.

As per the current provisions of GAAR, an arrangement entered into by a taxpayer may be declared to be an impermissible avoidance arrangement, if the ’main purpose’ of the arrangement is to obtain a ’tax benefit’ and the arrangement:

■	creates rights, or obligations, which are not ordinarily created between persons dealing at arm’s length;
■	results, directly or indirectly, in the misuse, or abuse, of the provisions of IT Act;
■	lacks commercial substance; or
■	is entered into, or carried out, by means, or in a manner, which are not ordinarily employed for bona fide purposes.

Once an arrangement is declared to be an impermissible avoidance arrangement, wide powers have been granted to tax authorities to deny tax treaty benefits, disregard or re-characterize transactions, re-characterize equity into debt and vice versa.

Further, certain recommendations of the Expert Committee were accepted by the Government of India, vide press release dated January 14, 2013, but the same have not been incorporated in the legislation. These recommendations include, among others, a provision for grandfathering of existing investments, a minimum monetary threshold of 30 million Indian Rupees tax benefit for invoking GAAR, and the non-application of GAAR to non-resident investors of the FIIs and FIIs who do not take benefits under DTAAs. The Expert Committee has also recommended that where Circular No. 789 of 2000 with respect to Mauritius is applicable, GAAR provisions shall not apply to examine the genuineness of the residency of an entity set up in Mauritius. However, the Indian Government has not given any comment either accepting or rejecting the aforesaid recommendation on the applicability of Circular No. 789 of 2000 vis-á-vis GAAR.

However, GAAR may prevent the Fund from realizing the planned tax benefits of the subsidiary, irrespective of existing beneficial treaty provisions, may lead to the imposition of tax liabilities and withholding obligations, and may lead the Fund to modify or disassemble its subsidiary structure.

GAAR implementation has been deferred until April 1, 2017, with new investments made prior to such date grandfathered from GAAR applicability. It is expected that a number of uncertainties with respect to GAAR implementation will be resolved by then.

Provisions of the current legislation and the Direct Taxes Code (if enacted), could change the manner in which the subsidiary is currently taxed in India and could adversely impact the returns to the Fund/subsidiary and its shareholders. The Fund will continue to monitor developments in India with respect to these matters. Investors are urged to consult their own tax advisers with respect to their own tax situations and the tax consequences of an investment in the Fund.

U.S. Treasury Obligations Risk — U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. Government may cause the value of the Fund’s U.S. Treasury obligations to decline. On August 5, 2011, Standard & Poor’s Ratings Services downgraded U.S. Treasury securities from AAA rating to AA+ rating. A downgrade of the ratings of U.S. Government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by Standard & Poor’s Ratings Services may cause the value of the Fund’s U.S. Treasury obligations to decline.

Utilities Sector Risk — Deregulation may subject utility companies to greater competition and may adversely affect their profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. In addition, the deregulation may eliminate restrictions on the profits of certain utility companies, but may also subject these companies to greater risks of loss. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising

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capital, or financing large construction projects during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict utility companies’ access to new markets, thereby diminishing these companies’ long-term prospects. There is no assurance that regulatory authorities will grant rate increases in the future, or that such increases will be adequate to permit the payment of dividends on stocks issued by a utility company. The deregulation of certain utility companies may eliminate restrictions on profits, but may also subject these companies to greater risks of loss. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies.

Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Other Risks of Investing in the Fund and/or an Underlying ETF

The Fund and/or an underlying ETF may also be subject to certain other risks associated with its investments and investment strategies, including:

Borrowing Risk — Borrowing may exaggerate changes in the net asset value of Fund or underlying ETF shares and in the return on the Fund’s or an underlying ETF’s portfolio. Borrowing will cost the Fund or an underlying ETF interest expense and other fees. The costs of borrowing may reduce the Fund’s or an underlying ETF’s return. Borrowing may cause the Fund or an underlying ETF to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Information About the ETFs

The Fund may invest in any of the ETFs listed below. The table sets forth (i) the names of the ETFs, and (ii) brief descriptions of their investment objectives and principal investment strategies. The list of ETFs is subject to change at the discretion of BlackRock without notice to shareholders.

Prospectuses for any of these ETFs can be accessed at www.iShares.com/prospectus or obtained by calling (800) 474-2737.

ETFs

BFA, an affiliate of BlackRock and each underlying ETF’s investment adviser, uses a “passive” or indexing approach to try to achieve each ETF’s investment objective. Unlike many investment companies, the ETF does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the ETF will substantially outperform the Underlying Index (as defined below) but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

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For some ETFs, BFA may invest in all securities included in the Underlying Index in roughly the same proportions as each security is weighted in such Underlying Index in an indexing strategy known as “full replication.” For other ETFs, BFA uses a representative sampling indexing strategy to manage the ETFs. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error risk to a greater extent than a fund that seeks to replicate an index.

An ETF will at all times invest at least 80% of its assets in the securities of the Underlying Index or in depositary receipts representing securities in its Underlying Index. The ETF may invest the remainder of its assets in other securities, including securities not in the Underlying Index, but which BFA believes will help track the Underlying Index. Certain ETFs may also hold futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the ETF and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

Each ETF will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. Government securities are not considered to be issued by members of any industry.

Fund Name	Investment Objective and Principal Investment Strategies
iPath S&P 500 Dynamic VIX ETN	The iPath® S&P 500 Dynamic VIX ETN is designed to provide investors with exposure to the S&P 500® Dynamic VIX FuturesTM Total Return Index.

The S&P 500® Dynamic VIX FuturesTM Total Return Index (the “Index”) is designed to dynamically allocate between the S&P 500® VIX Short-Term FuturesTM Index Excess Return and the S&P 500® VIX Mid-Term Futures Index Excess Return by monitoring the relative implied volatility of the S&P 500® Index at various points along the volatility forward curve. The Index seeks to react positively to overall increases in market volatility and aims to lower the roll cost of investments linked to future implied volatility.

iShares® 1-3 Year Treasury Bond ETF	The fund seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between one and three years.

The fund seeks to track the investment results of the ICE U.S. Treasury 1-3 Year Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one year and less than three years. As of November 30, 2015, there were 90 issues in the Underlying Index.

The Underlying Index includes publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to one year and less than three years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization excluding amounts held by the Federal Reserve and the securities in the Underlying Index are updated on the last business day of each month. Prior to the selection of the Underlying Index on March 31, 2016, the Fund tracked the Barclays U.S. 1-3 Year Treasury Bond Index.

iShares® 3-7 Year Treasury Bond ETF	The fund seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between three and seven years.

The fund seeks to track the investment results of the ICE U.S. Treasury 3-7 Year Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years. As of November 30, 2015, there were 99 issues in the Underlying Index.

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Fund Name	Investment Objective and Principal Investment Strategies
iShares® 3-7 Year Treasury Bond ETF (continued)
The Underlying Index includes publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to three years and less than seven years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization excluding amounts held by the Federal Reserve and the securities in the Underlying Index are updated on the last business day of each month. Prior to the selection of the Underlying Index on March 31, 2016, the Fund tracked the Barclays U.S. 3-7 Year Treasury Bond Index.

iShares® 7-10 Year Treasury Bond ETF	The fund seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between seven and ten years.

The fund seeks to track the investment results of the ICE U.S. Treasury 7-10 Year Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to seven years and less than ten years. As of November 30, 2015, there were 17 issues in the Underlying Index.

The Underlying Index includes publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to seven years and less than ten years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization excluding amounts held by the Federal Reserve and the securities in the Underlying Index are updated on the last business day of each month. Prior to the selection of the Underlying Index on March 31, 2016, the Fund tracked the Barclays U.S. 7-10 Year Treasury Bond Index.

iShares® 10+ Year Credit Bond ETF
The fund seeks to track the investment results of an index composed of long-term, investment-grade U.S. corporate bonds and U.S. dollar-denominated bonds, including those of non-U.S. corporations and governments, with remaining maturities greater than ten years.

The fund seeks to track the investment results of the Barclays U.S. Long Credit Index (the “Underlying Index”), which is a broad index designed to measure the performance of long-term, investment-grade U.S. corporate bonds and U.S. dollar-denominated bonds, including those of non-U.S. corporations and governments, with remaining maturities greater than ten years. Component securities include publicly-issued debt of U.S. corporations and U.S. dollar-denominated, publicly issued debt of non-U.S. corporations, non-U.S. government debt and supranational debt. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer discretionary, consumer staples, energy, financials, industrials, telecommunications and utilities companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

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Fund Name	Investment Objective and Principal Investment Strategies
iShares® 20+ Year Treasury Bond ETF	The fund seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities greater than twenty years.

The fund seeks to track the investment results of the ICE U.S. Treasury 20+ Year Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to twenty years. As of November 30, 2015, there were 33 issues in the Underlying Index.

The Underlying Index includes publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization excluding amounts held by the Federal Reserve and the securities in the Underlying Index are updated on the last business day of each month. Prior to the selection of the Underlying Index on March 31, 2016, the Fund tracked the Barclays U.S. 20+ Year Treasury Bond Index.

iShares® Agency Bond ETF
The fund seeks to track the investment results of an index composed of agency securities that are publicly issued by U.S. Government agencies, and corporate and non-U.S. debt guaranteed by the U.S. Government.

The fund seeks to track the investment results of the Barclays U.S. Agency Bond Index (the “Underlying Index”), which measures the performance of the agency sector of the U.S. Government bond market and is comprised of investment-grade U.S. dollar-denominated bonds or debentures issued by government and government-related agencies, including the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). As of December 31, 2014, there were 632 issues in the Underlying Index. The Underlying Index includes both callable and non-callable securities that are publicly-issued by U.S. Government agencies, quasi-federal corporations (as described below), and corporate and non-U.S. debt guaranteed by the U.S. Government. In addition, the securities in the Underlying Index must be fixed-rate and non-convertible.

iShares® CMBS ETF	The fund seeks to track the investment results of the Barclays U.S. CMBS (ERISA Only) Index (the “Underlying Index”).

The Underlying Index measures the performance of investment-grade commercial mortgage-backed securities (“CMBS”), which are classes of securities (known as “certificates”) that represent interests in “pools” of commercial mortgages. The Underlying Index includes only CMBS that are Employee Retirement Income Security Act of 1974, as amended (“ERISA”) eligible under the underwriter’s exemption, which will deem ERISA eligible the certificates with the first priority of principal repayment, as long as certain conditions are met, including the requirement that the certificates be rated in one of the three highest rating categories by Fitch Ratings, Inc., Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Services.

iShares® Commodities Select Strategy ETF
The fund seeks total return by providing investors with broad commodity exposure. The fund seeks to achieve its investment objective by investing in a combination of exchange-traded commodity futures contracts, exchange-traded options on commodity-related futures contracts and exchange-cleared commodity-related swaps and commodity-related equity securities, thereby obtaining exposure to the commodities markets. The fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

iShares® Commodity Optimized Trust (formerly known as the iShares® Dow Jones-UBS Roll Select Commodity Index Trust)
The trust seeks to track the results of a fully collateralized investment in futures contracts on an index composed of a diversified group of commodities futures which attempts to minimize contango and maximize backwardation. The trust seeks to track the investment returns of this index, the Bloomberg Roll Select Commodity Total Return Index, or the “Index,” before payment of the trust’s expenses and liabilities. The Index is intended to reflect the performance of a diversified group of commodities, while also seeking to minimize the effect of contango and maximize the effect of backwardation in connection with periodically switching or “rolling” into new futures contracts. The trust’s assets consist of long positions in exchange-traded index futures contracts of various expirations, called “Index Futures,” on the Bloomberg Roll Select Commodity Index, together with “Collateral Assets” consisting of cash, U.S. Treasury securities or other short-term securities and similar securities that are eligible as margin deposits for those Index Futures positions.

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Fund Name	Investment Objective and Principal Investment Strategies
iShares® Core High Dividend ETF	The fund seeks to track the investment results of an index composed of relatively high dividend paying U.S. equities.

The fund seeks to track the investment results of the Morningstar® Dividend Yield Focus IndexSM (the “Underlying Index”), which offers exposure to high quality U.S.-domiciled companies that have had strong financial health and an ability to sustain above average dividend payouts. Underlying Index constituents are drawn from the pool of stocks issued by U.S.-domiciled companies that trade publicly on the New York Stock Exchange (“NYSE”), the NYSE Amex Equities, or The NASDAQ Stock Market. The Underlying Index is a subset of the Morningstar® U.S. Market IndexSM (a diversified broad market index that represents approximately 97% of the market capitalization of publicly-traded U.S. stocks). The Underlying Index is comprised of qualified income paying securities that are screened for superior company quality and financial health as determined by Morningstar, Inc.’s (“Morningstar”) proprietary index methodology. Stocks in the Underlying Index represent the top 75 yielding stocks meeting the screening requirements. The Morningstar index methodology determines “company quality” in accordance with the Morningstar Economic MoatTM rating system, in which companies are expected to earn above-average profits and sustain their dividend. Stocks in the Underlying Index are designated as having a rating of either “narrow” or “wide” based on the strength of the company’s competitive advantage. Additionally, companies are screened for “financial health” using Morningstar’s Distance to Default measure, a quantitative option pricing approach that estimates a company’s probability of default. To qualify for inclusion in the Underlying Index, constituents must have a Morningstar Economic Moat rating of “narrow” or “wide” and have a Morningstar Distance to Default score in the top 50% of eligible dividend-paying companies. For those companies that are not assigned a Morningstar Economic Moat rating, these companies must demonstrate a Morningstar Distance to Default score in the top 30% of eligible dividend-paying companies. Additionally, each constituent’s dividend must be deemed to be qualified income. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer goods, consumer staples, energy, oil & gas and telecommunications companies.

iShares® Core MSCI EAFE ETF	The fund seeks to track the investment results of an index composed of large-, mid- and small-capitalization developed market equities, excluding the U.S. and Canada.

The fund seeks to track the investment results of the MSCI EAFE IMI (the “Underlying Index”), which has been developed by MSCI Inc. as an equity benchmark for its international stock performance. The Underlying Index is designed to measure large-, mid- and small-capitalization equity market performance and includes stocks from Europe, Australasia and the Far East and, as of June 30, 2015, consisted of the following 21 developed market countries or regions: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Components primarily include consumer discretionary, financials and industrials companies.

iShares® Core MSCI Emerging Markets ETF	The fund seeks to track the investment results of an index composed of large-, mid- and small-capitalization emerging market equities.

The fund seeks to track the investment results of the MSCI Emerging Markets Investable Market Index (IMI) (the “Underlying Index”), which is designed to measure large-, mid- and small-cap equity market performance in the global emerging markets. As of June 30, 2015, the Underlying Index consisted of the following 23 emerging market countries: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. As of June 30, 2015, the Underlying Index was comprised of 2,724 constituents. Components of the Underlying Index primarily include consumer discretionary, financials and information technology companies.

iShares® Core MSCI Pacific ETF	The fund seeks to track the investment results of an index composed of large-, mid- and small-capitalization Pacific region equities.

The fund seeks to track the investment results of the MSCI Pacific IMI (the “Underlying Index”), a free float adjusted market capitalization-weighted index which consists of stocks from the following five countries or regions: Australia, Hong Kong, Japan, New Zealand and Singapore. The Underlying Index may include large-, mid- or small- capitalization companies. Components of the Underlying Index primarily include consumer discretionary, financials and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.

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Fund Name	Investment Objective and Principal Investment Strategies
iShares® Core S&P 500 ETF	The fund seeks to track the investment results of an index composed of large-capitalization U.S. equities.

The fund seeks to track the investment results of the S&P 500® (the “Underlying Index”), which measures the performance of the large-capitalization sector of the U.S. equity market. As of March 31, 2015, the Underlying Index included approximately 80% of the market capitalization of all publicly-traded U.S. equity securities. The component stocks are weighted according to the float-adjusted market value of their outstanding shares. The Underlying Index consists of stocks from a broad range of industries. Components primarily include financials, healthcare and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares® Core S&P Mid-Cap ETF	The fund seeks to track the investment results of an index composed of mid-capitalization U.S. equities.

The fund seeks to track the investment results of the S&P MidCap 400® (the “Underlying Index”), which measures the performance of the mid-capitalization sector of the U.S. equity market. As of March 31, 2015, the Underlying Index included approximately 7% of the market capitalization of all U.S. equity securities. The stocks in the Underlying Index have a market capitalization between $1.4 billion and $5.9 billion at time of entry, and which may fluctuate depending on the overall level of the equity markets, and are selected for liquidity and industry group representation. The Underlying Index consists of stocks from a broad range of industries. Components primarily include financials, industrials and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares® Core S&P Small-Cap ETF	The fund seeks to track the investment results of an index composed of small-capitalization U.S. equities.

The fund seeks to track the investment results of the S&P SmallCap 600® (the “Underlying Index”), which measures the performance of the small-capitalization sector of the U.S. equity market. As of March 31, 2015, the Underlying Index included approximately 3% of the market capitalization of all U.S. equity securities. The stocks in the Underlying Index have a market capitalization between $400 million and $1.8 billion at time of entry, which may fluctuate depending on the overall level of the equity markets, and are selected for liquidity and industry group representation. The Underlying Index consists of stocks from a broad range of industries. Components primarily include financials, industrials and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares® Core U.S. Credit Bond ETF (formerly known as iShares® Credit Bond ETF)	The fund seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate, sovereign, supranational, local authority and non-U.S. agency bonds.

The fund seeks to track the investment results of the Barclays U.S. Credit Bond Index (the “Underlying Index”), which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar denominated and have a remaining maturity of greater than or equal to one year. As of December 31, 2014, there were 6,012 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer discretionary, consumer staples, energy, financials, industrials, telecommunications and utilities companies.

iShares® Core U.S. Growth ETF (formerly known as iShares® Russell 3000 Growth ETF)	The fund seeks to track the investment results of a broad-based index composed of U.S. equities that exhibit growth characteristics.

The fund seeks to track the investment results of the Russell 3000 Growth Index (the “Underlying Index”), which measures the performance of the growth sector of the broad U.S. equity market. It is a subset of the Russell 3000® Index, representing, as of March 31, 2015, approximately 69% of the total market value of the Russell 3000 Index. The Underlying Index measures the performance of equity securities of Russell 3000 Index issuers with relatively higher price-to-book ratios and higher forecasted growth. The Russell 3000 Index is a float-adjusted capitalization-weighted index of the largest public issuers domiciled in the U.S. and its territories. Total market capitalization reflects all equity shares outstanding, while total market value reflects float-adjusted capitalizations based on equity shares available for general investment. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer discretionary, healthcare, information technology and technology companies.

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Fund Name	Investment Objective and Principal Investment Strategies
iShares® Core U.S. Treasury Bond ETF	The fund seeks to track the investment results of an index composed of U.S. Treasury bonds. The fund seeks investment results of the Barclays U.S. Treasury Bond Index (the “Underlying Index”).
The Underlying Index is a market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.

The Underlying Index includes publicly-issued U.S. Treasury securities that have a remaining maturity of one year or more and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds.

iShares® Core U.S. Value ETF (formerly known as iShares® Russell 3000 Value ETF)
The fund seeks to track the investment results of a broad-based index composed of U.S. equities that exhibit value characteristics.
The fund seeks to track the investment results of the Russell 3000 Value Index (the “Underlying Index”), which measures the performance of the value sector of the broad U.S. equity market. It is a subset of the Russell 3000® Index. As of March 31, 2015, the Underlying Index represents approximately 61% of the total market value of the Russell 3000 Index. The Underlying Index measures the performance of equity securities of Russell 3000 Index issuers with relatively lower price-to-book ratios and lower forecasted growth. The Russell 3000 Index is a float-adjusted capitalization-weighted index of the largest public issuers domiciled in the U.S. and its territories. Total market capitalization reflects all equity shares outstanding, while total market value reflects float-adjusted capitalizations based on equity shares available for general investment. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include energy, financials, healthcare and industrials companies.

iShares® Emerging Markets Local Currency Bond ETF	The fund seeks to track the investment results of an index composed of local currency denominated, emerging market sovereign bonds.

The fund seeks to track the investment results of the Barclays Emerging Markets Broad Local Currency Bond Index (the “Underlying Index”), which measures the performance of local currency-denominated sovereign bond markets of emerging market countries. Securities included in the Underlying Index must be issued by countries that satisfy certain eligibility requirements for emerging market countries, and meet separate security-specific requirements.

iShares® Europe ETF	The fund seeks to track the investment results of an index composed of European equities.

The fund seeks to track the investment results of the S&P Europe 350TM (the “Underlying Index”), which measures the performance of the stocks of leading companies in the following countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The market capitalization of constituent companies is adjusted to reflect the available float and, if necessary, any foreign investment restrictions. The stocks in the Underlying Index are chosen for market size, liquidity, industry group representation and geographic diversity. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer staples, financials and healthcare companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares® Floating Rate Bond ETF	The fund seeks to track the investment results of the Barclays U.S. Floating Rate Note < 5 Years Index (the “Underlying Index”).

The Underlying Index measures the performance of U.S. dollar-denominated, investment-grade floating rate notes. Securities in the Underlying Index have a remaining maturity of greater than or equal to one month and less than five years, and have $300 million or more of outstanding face value. The Underlying Index may include large-, mid-, or small-capitalization companies. Components of the Underlying Index primarily include consumer cyclical, financials and industrials companies and agency securities. As of September 30, 2015, the Underlying Index was comprised of stocks of companies in the following countries: Australia, Belgium, Canada, Chile, China, France, Germany, Japan, Mexico, the Netherlands, Norway, Singapore, South Korea, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

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Fund Name	Investment Objective and Principal Investment Strategies
iShares® Gold Trust
The trust seeks to reflect generally the performance of the price of gold. The trust seeks to reflect such performance before payment of the trust’s expenses and liabilities. The shares are intended to constitute a simple and cost-effective means of making an investment similar to an investment in gold. An investment in physical gold requires expensive and sometimes complicated arrangements in connection with the assay, transportation, warehousing and insurance of the metal. Traditionally, such expense and complications have resulted in investments in physical gold being efficient only in amounts beyond the reach of many investors. The shares have been designed to remove the obstacles represented by the expense and complications involved in an investment in physical gold, while at the same time having an intrinsic value that reflects, at any given time, the price of the gold owned by the trust at such time, less the trust’s expenses and liabilities. Although the shares are not the exact equivalent of an investment in gold, they provide investors with an alternative that allows a level of participation in the gold market through the securities market.

iShares® iBoxx $ High Yield Corporate Bond ETF	The fund seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds.

The fund seeks to track the investment results of the Markit iBoxx® USD Liquid High Yield Index (the “Underlying Index”), which is a rules-based index consisting of liquid U.S. dollar-denominated, high yield corporate bonds for sale in the United States, as determined by the index provider. The Underlying Index is designed to provide a broad representation of the U.S. dollar-denominated liquid high yield corporate bond market. The Underlying Index is a modified market-value weighted index with a cap on each issuer of 3%. Bonds in the Underlying Index are selected using a rules-based criteria, as defined by the index provider. There is no limit to the number of issues in the Underlying Index, but as of December 31, 2014, the Underlying Index included approximately 968 constituents. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer cyclical, consumer discretionary, consumer services, consumer staples, energy, financials, industrials, oil & gas and telecommunications companies.

iShares® iBoxx $ Investment Grade Corporate Bond ETF	The fund seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds.

The fund seeks to track the investment results of the Markit iBoxx® USD Liquid Investment Grade Index (the “Underlying Index”), which is a rules-based index consisting of liquid, U.S. dollar-denominated, investment-grade corporate bonds for sale in the United States, as determined by the index provider. The Underlying Index is designed to provide a broad representation of the U.S. dollar-denominated liquid investment-grade corporate bond market. The Underlying Index is a modified market-value weighted index with a cap on each issuer of 3%. There is no limit to the number of issues in the Underlying Index, but as of December 31, 2014, the Underlying Index included approximately 1,290 constituents. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer services, consumer staples, energy, financials, oil & gas and telecommunications companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

The Underlying Index is a subset of the Markit iBoxx USD Corporate Bond Index, an index of over 4,259 investment-grade bonds. Bonds in the Underlying Index are selected from the universe of eligible bonds in the Markit iBoxx USD Corporate Bond Index using defined rules. Currently, the bonds eligible for inclusion in the Underlying Index include U.S. dollar-denominated corporate bonds that: (i) are issued by companies domiciled in countries classified as developed markets by the index provider; (ii) have an average rating of investment grade. Ratings from Fitch Ratings, Inc. (“Fitch”), Moody’s Investors Services (“Moody’s”) or Standard & Poor’s Ratings Services are considered. If more than one agency provides a rating, the average rating is attached to the bond; (iii) are from issuers with at least $2 billion outstanding face value; (iv) have at least $750 million of outstanding face value; and (v) have at least three years to maturity.

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Fund Name	Investment Objective and Principal Investment Strategies
iShares® International Developed Real Estate ETF	The fund seeks to track the investment results of an index composed of real estate equities in developed non-U.S markets.

The fund seeks to track the investment results of the FTSE EPRA/NAREIT Developed ex-U.S. Index (the “Underlying Index”), which measures the stock performance of companies engaged in the ownership and development of real estate markets in developed countries (except for the United States) as defined by FTSE EPRA/NAREIT. As of March 31, 2015, the Underlying Index was comprised of stocks of companies in the following markets: Australia, Austria, Belgium, Canada, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of March 31, 2015, the Underlying Index had a total market capitalization of approximately $608.545 billion. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include real estate investment trusts (“REITs”).

iShares® International Select Dividend ETF	The fund seeks to track the investment results of an index composed of relatively high dividend paying equities in non-U.S. developed markets.

The fund seeks to track the investment results of the Dow Jones EPAC Select Dividend Index (the “Underlying Index”), which measures the performance of a selected group of equity securities issued by companies that have provided relatively high dividend yields on a consistent basis over time. Dividend yield is calculated using a stock’s unadjusted indicated annual dividend (not including any special dividends) divided by its unadjusted price. The Underlying Index is comprised of 100 of the highest dividend-yielding securities in the Dow Jones Developed Markets ex-U.S. Index, which measures the performance of stocks that trade in developed markets, excluding the United States. To be included in the Underlying Index, (i) the company must have paid dividends in each of the previous three years; (ii) the company’s previous year’s dividend-per-share ratio must be greater than or equal to its three year average annual dividend-per-share ratio; (iii) the company’s five-year average dividend coverage ratio must be greater than or equal to two-thirds of the five-year average dividend coverage ratio of the corresponding Dow Jones Global Indexes® country index, or greater than 118%, whichever is greater; and (iv) the company’s securities must have a three-month average daily dollar trading volume of at least $3 million. The Underlying Index is reviewed annually; however, component changes may take place on a quarterly basis. As of March 31, 2015, the Underlying Index was comprised of stocks of companies in the following markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

As of March 31, 2015, the Underlying Index had a total market capitalization of approximately $2.14 trillion. The fund invests in foreign securities which may in some cases not produce qualifying dividend income. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include energy, financials, industrials and oil & gas companies.

iShares® J.P. Morgan USD Emerging Markets Bond ETF
The fund seeks to track the investment results of an index composed of U.S. dollar denominated energy market bonds.
The fund seeks to track the investment results of the J.P. Morgan EMBISM Global Core Index (the “Underlying Index”).

The Underlying Index is a broad, diverse U.S. dollar-denominated emerging markets debt benchmark that tracks the total return of actively traded external debt instruments in emerging market countries. The methodology is designed to distribute the weight of each country within the Underlying Index by limiting the weights of countries with higher debt outstanding and reallocating this excess to countries with lower debt outstanding.

As of September 30, 2015, the Underlying Index consisted of the following 49 countries: Angola, Argentina, Azerbaijan, Brazil, Chile, China, Colombia, Costa Rica, Cote D’Ivoire, Croatia, Dominican Republic, Ecuador, Egypt, El Salvador, Ethiopia, Gabon, Ghana, Hungary, Indonesia, Iraq, Jamaica, Kazakhstan, Kenya, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Mongolia, Morocco, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Romania, Russia, Serbia, Slovak Republic, South Africa, Sri Lanka, Tunisia, Turkey, Ukraine, Uruguay, Venezuela, Vietnam and Zambia. As of September 30, 2015, the Underlying Index’s five highest weighted countries were Mexico, Russia, Philippines, Turkey and Indonesia.

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Fund Name	Investment Objective and Principal Investment Strategies
iShares® MBS ETF	The fund seeks to track the investment results of an index composed of investment-grade mortgage-backed pass-through securities issued and/or guaranteed by U.S. Government agencies.

The fund seeks to track the investment results of the Barclays U.S. MBS Index (the “Underlying Index”), which measures the performance of investment-grade mortgage-backed pass-through securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Government National Mortgage Association (“Ginnie Mae”). The Underlying Index includes fixed-rate mortgage-backed pass-through securities issued by Ginnie Mae, Fannie Mae and Freddie Mac that have 30-, 20-, 15-year maturities, as well as hybrid adjustable rate mortgages (“ARMs”). All securities in the Underlying Index must have a remaining weighted average maturity of at least one year; hybrid ARMs must be at least one year away from initial reset, must be investment-grade, and must have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be non-convertible.

iShares® Micro-Cap ETF	The fund seeks to track the investment results of an index composed of micro-capitalization U.S. equities.

The fund seeks to track the investment results of the Russell Microcap® Index (the “Underlying Index”), which measures the performance of the microcap sector of the U.S. equity market. The Underlying Index is a float-adjusted capitalization-weighted index and includes equity securities issued by issuers with total market capitalizations ranging from approximately $5 million to $5.2 billion, although this range may change from time to time. The Underlying Index consists of approximately the 1,000 smallest issuers in the Russell 3000® Index plus the next smallest 1,000 issuers in the equity universe as determined by Frank Russell Company (“Russell”). As of March 31, 2015, the Underlying Index includes issuers representing approximately 2% of the total market capitalization of all publicly-traded U.S. equity securities. Components primarily include financials, healthcare, information technology and technology companies.

iShares® MSCI All Country World Minimum Volatility ETF
The fund seeks to track the investment results of an index composed of developed and emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed and emerging equity markets.

The fund seeks to track the investment results of the MSCI ACWI Minimum Volatility (USD) Index (the “Underlying Index”), which has been developed by MSCI Inc. (“MSCI”) to measure the combined performance of equity securities in both emerging and developed markets that in aggregate have lower volatility. The Underlying Index begins with the MSCI All Country World Index (the “MSCI ACWI Index”), which is a capitalization-weighted index, and then follows a rules-based methodology that is designed to determine optimal weights for securities in the index having the lowest total risk. As of June 30, 2015, the Underlying Index consisted of companies in the following 25 countries or regions: Canada, Chile, China, Colombia, Egypt, Germany, Hong Kong, Indonesia, Ireland, Israel, Japan, Malaysia, Netherlands, New Zealand, Peru, the Philippines, Qatar, Singapore, South Korea, Switzerland, Taiwan, Thailand, the United Arab Emirates, the United Kingdom and the United States. The Underlying Index may include large-, mid- or small- capitalization companies. Components of the Underlying Index primarily include consumer staples, financials and healthcare companies.

iShares® MSCI Canada ETF	The fund seeks to track the investment results of an index composed of Canadian equities.

The fund seeks to track the investment results of the MSCI Canada Index (the “Underlying Index”), which consists of stocks traded primarily on the Toronto Stock Exchange. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include energy, financials and materials companies.

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Fund Name	Investment Objective and Principal Investment Strategies
iShares® MSCI EAFE ETF	The fund seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada.

The fund seeks to track the investment results of the MSCI EAFE Index (the “Underlying Index”), which has been developed by MSCI Inc. as an equity benchmark for international stock performance. The Underlying Index includes stocks from Europe, Australasia and the Far East and, as of June 30, 2015, consisted of the following 21 developed market countries or regions: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Underlying Index may include large- or mid-capitalization companies. Components of the Underlying Index primarily include consumer discretionary, financials and industrials companies.

iShares® MSCI EAFE Small-Cap ETF	The fund seeks to track the investment results of an index composed of small-capitalization developed market equities, excluding the U.S. and Canada.

The fund seeks to track the investment results of the MSCI EAFE Small Cap Index (the “Underlying Index”), which represents the small-cap segment of the MSCI EAFE IMI Index. As of June 30, 2015, the Underlying Index consisted of the following 21 developed market countries or regions: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Under MSCI’s Global Investable Market Index methodology, the small-cap universe consists of securities of those companies not included in the large-cap or mid-cap segments of a particular market, which together comprise approximately 85% of each market’s free float-adjusted market capitalization. The small-cap segment covers the 85%-99% range of each market’s free float-adjusted market capitalization. Components primarily include consumer discretionary, financials and industrials companies.

iShares® MSCI Frontier 100 ETF	The fund seeks to track the investment results of an index composed of frontier market equities.

The fund seeks to track the investment results of the MSCI Frontier Markets 100 Index (the “Underlying Index”), which is designed to measure equity market performance of frontier markets while putting stronger emphasis on tradability compared to the MSCI Frontier Markets IMI. Frontier market countries are those emerging market countries that are considered to be among the smallest, least mature and least liquid. As of June 30, 2015, the Underlying Index consisted of issuers in the following 15 frontier market countries: Argentina, Bangladesh, Jordan, Kazakhstan, Kenya, Kuwait, Mauritius, Morocco, Nigeria, Oman, Pakistan, Romania, Slovenia, Sri Lanka and Vietnam. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include energy, financials and telecommunications companies.

iShares® MSCI USA Momentum Factor ETF	The fund seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks exhibiting relatively higher price momentum.

The fund seeks to track the investment results of the MSCI USA Momentum Index (the “Underlying Index”), which consists of stocks exhibiting relatively higher momentum characteristics than the traditional market capitalization- weighted parent index, the MSCI USA Index, which includes U.S. large- and mid-capitalization stocks. A risk-adjusted price momentum, defined as the excess return over the risk-free rate divided by the annualized standard deviation of weekly returns over the past 3-years, is calculated for each security in the parent index over 6- and 12-month time periods. The 6- and 12- month risk-adjusted price momentum calculations are then standardized at +/-3 standard deviations and the standardized z-scores are translated into an average momentum score. Approximately 100-350 securities with the highest momentum scores are selected for inclusion in the Underlying Index. The weight of each Underlying Index constituent is determined by multiplying the security’s momentum score by its free-float market capitalization. The Underlying Index is designed to reflect the performance of an equity momentum strategy by emphasizing stocks with high price momentum, while maintaining reasonably high trading liquidity, investment capacity and moderate index turnover. Components primarily include consumer discretionary, consumer staples, healthcare and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.

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Fund Name	Investment Objective and Principal Investment Strategies
iShares® Russell 1000 ETF	The fund seeks to track the investment results of an index composed of large- and mid-capitalization U.S. equities.

The fund seeks to track the investment results of the Russell 1000® Index (the “Underlying Index”), which measures the performance of large- and mid-capitalization sectors of the U.S. equity market. The Underlying Index includes issuers representing approximately 92% of the market capitalization of all publicly-traded U.S. equity securities. The Underlying Index is a float-adjusted capitalization-weighted index of equity securities issued by the approximately 1,000 largest issuers in the Russell 3000® Index. As of March 31, 2015, the Underlying Index represented approximately 91% of the total market capitalization of the Russell 3000 Index. Total market capitalization reflects all equity shares outstanding, while total market value reflects float-adjusted capitalizations based on equity shares available for general investment. Components primarily include consumer discretionary, financials, healthcare, information technology and technology companies.

iShares® Russell 2000 ETF	The fund seeks to track the investment results of an index composed of small-capitalization U.S. equities.

The fund seeks to track the investment results of the Russell 2000® Index (the “Underlying Index”), which measures the performance of the small-capitalization sector of the U.S. equity market. The Underlying Index includes issuers representing approximately 9% of the total market capitalization of all publicly-traded U.S. equity securities. The Underlying Index is a float-adjusted capitalization-weighted index of equity securities issued by the approximately 2,000 smallest issuers in the Russell 3000® Index. As of March 31, 2015, the Underlying Index represented approximately 10% of the total market capitalization of the Russell 3000 Index. Total market capitalization reflects all equity shares outstanding, while total market value reflects float-adjusted capitalizations based on equity shares available for general investment. Components primarily include consumer discretionary, financials, healthcare and information technology companies.

iShares® Russell 3000 ETF	The fund seeks to track the investment results of a broad-based index composed of U.S. equities.

The fund seeks to track the investment results of the Russell 3000® Index (the “Underlying Index”), which measures the performance of the broad U.S. equity market. As of March 31, 2015, the Underlying Index included issuers representing approximately 98% of the total market capitalization of all publicly-traded U.S.-domiciled equity securities. The Underlying Index is a float-adjusted capitalization-weighted index of the largest public issuers domiciled in the U.S. and its territories. Total market capitalization reflects all equity shares outstanding, while total market value reflects float-adjusted capitalizations based on equity shares available for general investment. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer discretionary, financials, healthcare, information technology and technology companies.

iShares® S&P 100 ETF	The fund seeks to track the investment results of an index composed of 100 large-capitalization U.S. equities.

The fund seeks to track the investment results of the S&P 100® (the “Underlying Index”), which measures the performance of the large-capitalization sector of the U.S. equity market. It is a subset of the S& P 500® and consists of blue chip stocks from a broad range of industries in the S&P 500® with exchange listed options. As of March 31, 2015, the Underlying Index represented approximately 49% of the market capitalization of U.S. equities. Components primarily include financials, healthcare and information technology companies.

iShares® Silver Trust
The trust seeks to reflect generally the performance of the price of silver. The trust seeks to reflect such performance before payment of the trust’s expenses and liabilities. The shares are intended to constitute a simple and cost-effective means of making an investment similar to an investment in silver. An investment in physical silver requires expensive and sometimes complicated arrangements in connection with the assay, transportation, warehousing and insurance of the metal. Traditionally, such expense and complications have resulted in investments in physical silver being efficient only in amounts beyond the reach of many investors. The shares have been designed to remove the obstacles represented by the expense and complications involved in an investment in physical silver, while at the same time having an intrinsic value that reflects, at any given time, the price of the silver owned by the trust at such time less the trust’s expenses and liabilities. Although the shares are not the exact equivalent of an investment in silver, they provide investors with an alternative that allow a level of participation in the silver market through the securities market.

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Fund Name	Investment Objective and Principal Investment Strategies
iShares® TIPS Bond ETF	The fund seeks to track the investment results of the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “Underlying Index”).

The Underlying Index measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.” TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation — a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, the consumer price index (“CPI”), and TIPS’ principal payments are adjusted according to changes in the CPI. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

The Underlying Index includes all publicly-issued U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment-grade and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible.

iShares® U.S. Preferred Stock ETF	The fund seeks to track the investment results of an index composed of U.S. preferred stocks.

The fund seeks to track the investment results of the S&P U.S. Preferred Stock IndexTM (the “Underlying Index”), which measures the performance of a select group of preferred stocks listed on the New York Stock Exchange, NYSE Arca, Inc., NYSE Amex, NASDAQ Global Select Market, NASDAQ Select Market or NASDAQ Capital Market. The Underlying Index does not seek to directly reflect the performance of the companies issuing the preferred stock. The Underlying Index includes preferred stocks with a market capitalization over $100 million that meet minimum price, liquidity, trading volume, maturity and other requirements determined by S&P Dow Jones Indices LLC, a subsidiary of McGraw Hill Financial, Inc. The Underlying Index excludes certain issues of preferred stock, such as those that are issued by special ventures (e.g., toll roads or dam operators) or structured products and brand name products issued by financial institutions that are packaged securities linked to indices or other stocks.

iShares® U.S. Real Estate ETF	The fund seeks to track the investment results of an index composed of U.S. equities in the real estate sector.

The fund seeks to track the investment results of the Dow Jones U.S. Real Estate Index (the “Underlying Index”), which measures the performance of the real estate sector of the U.S. equity market. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include real estate investment trusts (“REITs”).

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Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class I
	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014
Per Share Operating Performance
Net asset value, beginning of period	$10.02	$10.00
Net investment income[2]	0.24	0.20
Net realized and unrealized gain (loss)	(0.63)	(0.07)
Net increase (decrease) from investment operations	(0.39)	0.13
Distributions:[3]
From net investment income	(0.17)	(0.10)
From net realized capital gains	—	(0.01)
From return of capital	(0.01)	—
Total distributions	(0.18)	(0.11)
Net asset value, end of period	$9.45	$10.02
Total Return[4]
Based on net asset value	(3.88)%	1.27%[5]
Ratios to Average Net Assets[6]
Total expenses	1.90%	6.47%[7,8]
Total expenses after fees waived and reimbursed	0.64%	0.75%[7]
Net investment income	2.41%	2.85%[7]
Supplemental Data
Net assets, end of period (000)	$14,636	$6,092
Portfolio turnover	54%	25%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:
	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014
Investments in underlying funds	0.29%	0.27%

[7]	Annualized.
[8]	Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I would have been 7.00%.

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Financial Highlights (concluded)

	Class III
	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014
Per Share Operating Performance
Net asset value, beginning of period	$10.01	$10.00
Net investment income[2]	0.26	0.17
Net realized and unrealized gain (loss)	(0.66)	(0.06)
Net increase (decrease) from investment operations	(0.40)	0.11
Distributions:[3]
From net investment income	(0.16)	(0.09)
From net realized capital gains	—	(0.01)
From return of capital	(0.01)	—
Total distributions	(0.17)	(0.10)
Net asset value, end of period	$9.44	$10.01
Total Return[4]
Based on net asset value	(3.99)%	1.05%[5]
Ratios to Average Net Assets[6]
Total expenses	1.87%	8.32%[7,8]
Total expenses after fees waived and reimbursed	0.86%	1.00%[7]
Net investment income	2.56%	2.54%[7]
Supplemental Data
Net assets, end of period (000)	$1,174	$20
Portfolio turnover	54%	25%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:
	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014
Investments in underlying funds	0.29%	0.27%

[7]	Annualized.
[8]	Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class III would have been 9.13%.

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MAY 1, 2016

PROSPECTUS

BlackRock Variable Series Funds, Inc.

>	BlackRock iShares® Dynamic Fixed Income V.I. Fund (Class I, Class III)

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • No Bank Guarantee • May Lose Value

	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Fund Overview
Key facts and details about the Fund listed in this prospectus including investment objective, principal investment strategies, principal risk factors, fee and expense information, and historical performance information

	Investment Objective	3
	Fees and Expenses of the Fund	3
	Principal Investment Strategies of the Fund	4
	Principal Risks of Investing in the Fund	4
	Performance Information	10
	Investment Manager	11
	Portfolio Managers	11
	Purchase and Sale of Fund Shares	11
	Tax Information	11
	Payments to Broker/Dealers and Other Financial Intermediaries	11

Details About the Fund	How the Fund Invests	12
	Investment Risks	13
	Information About the ETFs	27
	Financial Highlights	33

Account Information	The Insurance Companies	I-2
	How to Buy and Sell Shares	I-3

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	I-5
	Portfolio Manager Information	I-12
	Conflicts of Interest	I-18
	Valuation of Fund Investments	I-19
	Dividends and Taxes	I-20

General Information	Shareholder Documents	I-22
	Certain Fund Policies	I-22
	Statement of Additional Information	I-22

Glossary	Glossary	I-23

For More Information	Funds and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts about BlackRock iShares® Dynamic Fixed Income V.I. Fund

Investment Objective

The investment objective of the BlackRock iShares® Dynamic Fixed Income V.I. Fund (the “Fund”) is to seek to provide total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your variable annuity or insurance contract (the “Contract”) prospectus for information on the separate account fees and expenses associated with your Contract.

Shareholder Fees (fees paid directly from your investment)

The Fund is not subject to any shareholder fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I Shares	Class III Shares
Management Fees[1]	0.15%	0.15%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses[2]	1.66%	1.60%
Acquired Fund Fees and Expenses[3]	0.26%	0.26%
Total Annual Fund Operating Expenses[3]	2.07%	2.26%
Fee Waivers and/or Expense Reimbursements[4]	(1.31)%	(1.25)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[4]	0.76%	1.01%

[1]	The Management Fee payable by the Fund is based on assets estimated to be attributable to the Fund’s direct investments in fixed-income and equity securities and instruments, including exchange-traded funds advised by BlackRock Fund Advisors, LLC or other investment advisers, other investments and cash and cash equivalents (including money market funds). BlackRock Advisors, LLC has contractually agreed to waive the Management Fee on assets estimated to be attributed to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock Advisors, LLC or its affiliates.
[2]	Other Expenses have been restated to reflect current fees.
[3]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report, which do not include Acquired Fund Fees and Expenses or the restatement of other expenses to reflect current fees.
[4]	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock Advisors, LLC has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.50% (for Class I Shares) and 0.75% (for Class III Shares) of average daily net assets through April 30, 2017. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock Advisors, LLC in the two years following such waivers and/or reimbursements. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

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Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Contract. See the Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$78	$522	$993	$2,296
Class III Shares	$103	$586	$1,096	$2,498

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund, which is a fund of funds, seeks to achieve its investment objective by investing in a portfolio of underlying exchange-traded funds (“ETFs”) that seek to track fixed-income indices. Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in iShares® ETFs that seek to track fixed-income indices.

The underlying ETFs may invest in a variety of fixed-income instruments such as government obligations, corporate bonds and notes, including bonds and notes convertible into equity securities, mortgage-backed securities, asset-backed securities, floating or variable rate obligations (including senior secured floating rate loans or debt, and second lien or other subordinated or unsecured floating rate loans or debt), loan assignments and participations, inflation indexed bonds, municipal obligations, zero coupon debt securities, bank loans, structured products (including, but not limited to, structured notes, credit linked notes and participation notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities), and exchange traded notes (“ETNs”). The average portfolio duration of the fixed-income portion of the Fund will vary based on the underlying ETFs’ and BlackRock Advisors, LLC’s (“BlackRock”) forecast of interest rates and there are no limits regarding portfolio duration or average maturity.

The underlying ETFs may invest in securities and other financial instruments of companies of any market capitalization. The underlying ETFs may invest in securities and other financial instruments available in both U.S. and non-U.S. markets, including emerging markets, which can be U.S. dollar-denominated or non-U.S. dollar-denominated and may be currency hedged or unhedged. The underlying ETFs may also invest in bonds of any maturity and in securities and other financial instruments of any credit rating (including below investment grade securities, commonly known as “junk bonds”).

The Fund and the underlying ETFs may invest in derivatives, including, but not limited to, interest rate swaps, total return swaps, credit default swaps, variance swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps and foreign currency transactions (including swaps), for hedging purposes, as well as to increase the return on their portfolio investments (although the underlying ETFs are not necessarily required to hedge any of their positions or to use derivatives).

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks of investing in the Fund, including principal risks of investing in the underlying ETFs.

Principal Risks of the Fund’s Fund of Funds Structure

■	Allocation Risk — The Fund’s ability to achieve its investment objective depends upon BlackRock’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of ETFs and direct investments. There is a risk that BlackRock’s evaluations and assumptions regarding asset classes or ETFs may be

4

incorrect in view of actual market conditions. Although the quantitative model used to manage the Fund’s assets has been developed and refined by BlackRock, neither the Fund nor BlackRock can offer any assurance that the recommended allocation will either maximize returns or minimize risks.
■	Conflicts of Interest Risk — In managing the Fund, BlackRock will have authority to select and substitute ETFs. BlackRock may be subject to potential conflicts of interest in selecting ETFs because the fees paid to BlackRock by some ETFs are higher than the fees paid by other ETFs. If an ETF holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that ETF.
■	Investments in ETFs Risk — The Fund’s net asset value will change with changes in the value of the ETFs and other securities in which it invests. As with other investments, investments in other investment companies, including ETFs, are subject to market risk and, for non-index strategies, selection risk. In addition, if the Fund acquires shares of investment companies, including ETFs, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

One ETF may buy the same securities that another ETF sells. In addition, the Fund may buy the same securities that an ETF sells, or vice-versa. If this happens, an investor in the Fund would indirectly bear the costs of these transactions without accomplishing the intended investment purpose. Certain of the ETFs may hold common portfolio securities, thereby reducing the diversification benefits of the Fund.

Principal ETF-Specific Risks

■	Cash Transaction Risk — Certain ETFs intend to effect creations and redemptions principally for cash, rather than primarily in-kind because of the nature of the ETF’s investments. Investments in such ETFs may be less tax efficient than investments in ETFs that effect creations and redemptions in-kind.
■	Management Risk — If an ETF does not fully replicate the underlying index, it is subject to the risk that the manager’s investment management strategy may not produce the intended results.
■	Passive Investment Risk — ETFs purchased by the Fund are not actively managed and may be affected by a general decline in market segments relating to their respective indices. An ETF typically invests in securities included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.
■	Representative Sampling Risk — When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.
■	Shares of an ETF May Trade at Prices Other Than Net Asset Value — The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in Creation Units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value, large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long term. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses.
■	Tracking Error Risk — Imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, which is the divergence of an ETF’s performance from that of its underlying index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because an ETF incurs fees and expenses while its underlying index does not.

Other Principal Risks of Investing in the Fund and/or an Underlying ETF

■	Agency Debt Risk — The Fund invests in unsecured bonds or debentures issued by government agencies, including the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Bonds or debentures issued by government agencies are generally backed only by the general creditworthiness and reputation of the government agency issuing the bond or debenture and are not backed by the full faith and credit of the U.S. Government. Government National Mortgage Association securities are generally backed by the full faith and credit of the U.S. Government.

5

■	Asset Class Risk — Securities in an underlying index or in the Fund’s portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.
■	Call Risk — During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
■	Commercial Mortgage-Backed Securities Risk — Commercial mortgage-backed securities (“CMBS”) may not be backed by the full faith and credit of the U.S. Government and are subject to risk of default on the underlying mortgage. CMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government issues. CMBS react differently to changes in interest rates than other bonds and the prices of CMBS may reflect adverse economic and market conditions. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of CMBS.
■	Commodity Risk — The Fund invests in economies that are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have an adverse impact on those economies.
■	Concentration Risk — To the extent that the Fund’s investments are concentrated in a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
■	Consumer Discretionary Sector Risk — The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.
■	Consumer Services Sector Risk — The consumer services sector may be affected by changes in the domestic and international economy, exchange and interest rates, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns.
■	Credit Risk — The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
■	Currency Risk — Because the Fund’s net asset value (“NAV”) is determined in U.S. dollars, the Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning, which could have a significant negative impact on the Fund.
■	Custody Risk — Less developed markets are more likely to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories.
■	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

Leverage Risk — Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

6

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives may become subject to margin requirements when regulations are finalized. Implementation of such regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of swaps and other derivatives may increase the costs to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund. In December 2015, the Securities and Exchange Commission proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund. If the rule goes into effect, it could limit the ability of the Fund to invest or remain invested in derivatives.

■	Energy Sector Risk — The value of securities issued by companies in the energy sector may decline for many reasons, including, among others, changes in energy prices, energy supply and demand, government regulations, energy conservation efforts and potential civil liabilities.
■	Extension Risk — During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.
■	Financials Sector Risk — Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements, recent or future regulation on any individual financial company or regulation on the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.
■	Floating Rate Notes Risk — Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates. Although floating rate notes are less sensitive to interest rate risk than fixed rate securities, they are subject to credit and default risk, which could impair their value.
■	Geographic Risk — A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region.
■	Healthcare Sector Risk — The healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.
■	High Yield Securities Risk — Securities that are rated below investment grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-” by Standard & Poor’s Ratings Services and Fitch Ratings, Inc., or “Baa3” by Moody’s Investors Service, Inc.), or are unrated, may be deemed speculative and may be more volatile than higher-rated securities of similar maturity and may be more likely to default.
■	Income Risk — The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds when bonds in its portfolio mature or are called, bonds in an underlying index are substituted or the Fund otherwise needs to purchase additional bonds.
■	Industrials Sector Risk — The industrials sector may be adversely affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
■	Information Technology Sector Risk — Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
■	Interest Rate Risk — An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
■	Issuer Risk — Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

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■	Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices.
■	Market Risk — The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.
■	Materials Sector Risk — Companies in the materials sector may be adversely impacted by the volatility of commodity prices, exchange rates, depletion of resources, over-production, litigation and government regulations, among other factors.
■	Non-U.S. Securities Risk — Investments in the securities of non-U.S. issuers are subject to the risks associated with investing in those non-U.S. markets, such as heightened risks of inflation or nationalization. The Fund may lose money due to political, economic and geographic events affecting issuers of non-U.S. securities or non-U.S. markets. The Fund is specifically exposed to Asian Economic Risk and Middle Eastern Economic Risk.
■	North American Economic Risk — The United States is Canada’s and Mexico’s largest trading and investment partner. Economic events in any one North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which the Fund invests.
■	Prepayment Risk — During periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security’s maturity, causing the Fund to have to reinvest in securities with a lower yield, resulting in a decline in the Fund’s income.
■	Privatization Risk — Some countries in which the Fund invests have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.
■	Producer Durables Industry Group Risk — The producer durables industry group includes companies involved in the design, manufacture or distribution of industrial durables such as electrical equipment and components, industrial products, and housing and telecommunications equipment. These companies may be affected by changes in domestic and international economies and politics, consolidation, excess capacity, and consumer demands, spending, tastes and preferences.
■	Reliance on Trading Partners Risk — The Fund invests in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. Through its portfolio companies’ trading partners, the Fund is specifically exposed to Asian Economic Risk and European Economic Risk.
■	Risk of Investing in Canada — Investments in Canadian issuers may subject the Fund to economic risk specific to Canada. Among other things, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States, European Union (the “EU”) countries and China. The Canadian economy is sensitive to fluctuations in certain commodity markets.
■	Risk of Investing in Emerging Markets — The Fund’s investments in emerging markets may be subject to a greater risk of loss than investments in issuers located or operating in more developed markets. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuation and greater risk associated with custody of securities.
■	Risk of Investing in Frontier Markets — Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, may be more likely to experience inflation risk, political turmoil and rapid changes in economic conditions than more developed and traditional emerging markets. Investments in frontier markets may be subject to a greater risk of loss than investments in more developed and traditional emerging markets. Frontier markets often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with custody of securities. Economic, political, liquidity and currency risks may be more pronounced with respect to investments in frontier markets than in emerging markets.
■	Risk of Investing in India — Investments in Indian issuers involve risks that are specific to India, including legal, regulatory, political and economic risks. Political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets may result in higher potential for losses. The securities markets in India are relatively underdeveloped and may subject the Fund to higher transaction costs or greater uncertainty than investments in more developed securities markets.

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■	Risk of Investing in Japan — The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the Fund.
■	Risk of Investing in Kuwait — Investments in Kuwaiti issuers involve risks that are specific to Kuwait, including legal, regulatory, political and economic risks.
■	Risk of Investing in Russia — Investing in Russian securities involves significant risks, including legal, regulatory and economic risks that are specific to Russia. In addition, investing in Russian securities involves risks associated with the settlement of portfolio transactions and loss of the Fund’s ownership rights in its portfolio securities as a result of the system of share registration and custody in Russia.

The United States and the EU have imposed economic sanctions on certain Russian individuals and a financial institution. The United States or the EU could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities.

■	Risk of Investing in the United Kingdom — Investments in United Kingdom issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the United Kingdom’s economy may be impacted by changes to the economic condition of the United States and other European countries. The United Kingdom’s economy, along with the United States and certain other EU economies, experienced a significant economic slowdown during the financial crisis that began in 2007; certain United Kingdom financial institutions suffered significant losses, were severely under-capitalized and required government intervention to survive.
■	Risk of Investing in the United States — The United States is a significant country in which the Fund invests. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
■	Securities Lending Risk — The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
■	Security Risk — Some countries and regions in which the Fund invests have experienced security concerns. Incidents involving a country’s or region’s security may cause uncertainty in these markets and may adversely affect their economies and the Fund’s investments.
■	Sovereign and Quasi-Sovereign Obligations Risk — The Fund invests in securities issued by or guaranteed by non-U.S. sovereign governments and by entities affiliated with or backed by non-U.S. sovereign governments, which may be unable or unwilling to repay principal or interest when due. In times of economic uncertainty, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations.
■	Structural Risk — The countries in which the Fund invests may be subject to considerable degrees of economic, political and social instability.
■	Technology Industry Group Risk — Technology companies may have limited product lines, markets, financial resources or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights.
■	Telecommunications Sector Risk — Companies in the telecommunications sector may be affected by industry competition, substantial capital requirements, government regulation and obsolescence of telecommunications products and services due to technological advancement.

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■	U.S. Treasury Obligations Risk — U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. Government may cause the value of the Fund’s U.S. Treasury obligations to decline.
■	Utilities Sector Risk — The utilities sector is subject to significant government regulation and oversight. Deregulation may subject utility companies to greater competition and may reduce their profitability. Companies in the utilities sector may be adversely affected due to increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with U.S. federal and state regulations, among other factors.
■	Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of Barclays U.S. Aggregate Bond Index, which is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. As with all such investments, past performance is not an indication of future results. The bar chart and table do not reflect separate account fees and expenses. If they did, returns would be less than those shown. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and the table assumes reinvestment of the dividends and distributions. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Class I Shares
ANNUAL TOTAL RETURNS
BlackRock iShares® Dynamic Fixed Income V.I. Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 1.29% (quarter ended March 31, 2015) and the lowest return for a quarter was –1.67% (quarter ended June 30, 2015). The year-to-date return as of March 31, 2016 was 2.87%.

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As of 12/31/15 Average Annual Total Returns	1 Year	Since Inception (April 30, 2014)
BlackRock iShares® Dynamic Fixed Income V.I. Fund: Class I Shares	(1.20)%	0.05%
BlackRock iShares® Dynamic Fixed Income V.I. Fund: Class III Shares	(1.47)%	(0.27)%
Barclays U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	0.55%	2.23%

Investment Manager

The Fund’s investment manager is BlackRock.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Amy Whitelaw	2014	Managing Director of BlackRock, Inc.
Vishal Karir, CFA	2016	Director of BlackRock, Inc.
Michael Gates, CFA	2016	Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

Shares of the Fund currently are sold either directly or indirectly (through other variable insurance funds) to separate accounts of insurance companies (the “Insurance Companies”), certain accounts administered by the Insurance Companies (the “Accounts”) to fund benefits under the Contracts issued by the Insurance Companies and other Variable Insurance Trusts. Shares of the Fund may be purchased or sold each day the New York Stock Exchange is open.

The Fund does not have any initial or subsequent investment minimums. However, your Contract may require certain investment minimums. See your Contract prospectus for more information.

Tax Information

Distributions made by the Fund to an Account, and exchanges and redemptions of Fund shares made by an Account, ordinarily do not cause the corresponding Contract holder to recognize income or gain for Federal income tax purposes. See the Contract prospectus for information regarding the Federal income tax treatment of the distributions to Accounts and the holders of the Contracts.

Payments to Broker/Dealers and Other Financial Intermediaries

BlackRock and its affiliates may make payments relating to distribution and sales support activities to the Insurance Companies and other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Insurance Company or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Visit your Insurance Company’s website, which may have more information.

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Details About the Fund

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the BlackRock iShares® Dynamic Fixed Income V.I. Fund (the “Fund”) and your rights as a shareholder.

How the Fund Invests

Investment Objective

The investment objective of the Fund is to seek to provide total return.

This investment objective is a non-fundamental policy of the Fund and may not be changed without 30 days’ prior notice to shareholders.

Investment Process

The Fund seeks to achieve its investment objective in a risk-efficient manner. The Fund management team aims to deliver high risk-adjusted returns across market cycles. The Fund management team will seek to accomplish this by using an optimization-based portfolio construction process that engineers the Fund’s exposures to capture the management team’s intended exposures while minimizing unintended exposures and risks. Key decision-making variables into the investment process are (i) risk, (ii) correlation, (iii) yield and (iv) expected return. The inputs are historical data adjusted to reflect expected investment conditions and provide more stable forecasts.

The Fund utilizes a dynamic approach to investment management whereby target asset allocations will be updated or confirmed no less frequently than annually. Portfolio rebalancing is market dependent and will be considered at least on a quarterly basis or more frequently if market conditions warrant.

Principal Investment Strategies

The Fund, which is a fund of funds, seeks to achieve its investment objective by investing in a portfolio of underlying exchange-traded funds (“ETFs”) that seek to track fixed-income indices. Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in iShares® ETFs that seek to track fixed-income indices. The 80% policy is a non-fundamental policy of the Fund and may not be changed without
60 days’ prior notice to shareholders.

The underlying ETFs may invest in a variety of fixed-income instruments such as government obligations, corporate bonds and notes, including bonds and notes convertible into equity securities, mortgage-backed securities, asset-backed securities, floating or variable rate obligations (including senior secured floating rate loans or debt, and second lien or other subordinated or unsecured floating rate loans or debt), loan assignments and participations, inflation indexed bonds, municipal obligations, zero coupon debt securities, bank loans, structured products (including, but not limited to, structured notes, credit linked notes and participation notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities), and exchange traded notes (“ETNs”). The average portfolio duration of the fixed-income portion of the Fund will vary based on the underlying ETFs’ and BlackRock Advisors, LLC’s (“BlackRock”) forecast of interest rates and there are no limits regarding portfolio duration or average maturity.

The underlying ETFs may invest in securities and other financial instruments of companies of any market capitalization. The underlying ETFs may invest in securities and other financial instruments available in both U.S. and non-U.S. markets, including emerging markets, which can be U.S. dollar-denominated or non-U.S. dollar-denominated and may be currency hedged or unhedged. The underlying ETFs may also invest in bonds of any maturity and in securities and other financial instruments of any credit rating (including below investment grade securities, commonly known as “junk bonds”).

The Fund and the underlying ETFs may invest in derivatives, including, but not limited to, interest rate swaps, total return swaps, credit default swaps, variance swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps and foreign currency transactions (including swaps), for hedging purposes, as well as to increase the return on their portfolio investments (although the underlying ETFs are not necessarily required to hedge any of their positions or to use derivatives).

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The Fund is classified as diversified under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Other Strategies

In addition to the principal strategies discussed above, the Fund may use certain other investment strategies. The Fund may also invest or engage in the following investments/strategies:

■	Borrowing — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions. Borrowing for temporary or emergency purposes may not be consistent with the Fund’s principal investment strategies. Temporary defensive positions may limit the potential for the Fund to achieve its investment objective.
■	Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. The Fund may also invest in restricted securities, which are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market and therefore may be considered to be illiquid. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public and may be considered to be liquid securities.
■	Securities Lending — The Fund may lend securities with a value up to 33 1⁄3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by a team of financial professionals. Amy Whitelaw, Vishal Karir, CFA, and Michael Gates, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Fund. The Statement of Additional Information (the “SAI”) also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The Fund is subject to risks due to its structure as a fund of funds, as well as the same risks as the ETFs in which it invests. The Fund is also subject to the risks associated with the securities in which it invests directly. The principal risks set forth below are the principal risks of investing in the Fund and the ETFs. In the following discussion, references to the “Fund” shall mean any one or more of the relevant ETFs or mutual funds and the Fund, where applicable.

Principal Risks of the Fund’s Fund of Funds Structure

Allocation Risk — The Fund’s ability to achieve its investment objective depends upon BlackRock’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of ETFs and direct investments. There is a risk that BlackRock’s evaluations and assumptions regarding asset classes or ETFs may be incorrect in view of actual market conditions. In addition, there is no guarantee that the ETFs will achieve their investment objectives, and the ETFs’ performance may be lower than the performance of the asset class which they were selected to represent. The ETFs may change their investment objectives or policies without the approval of the Fund. If an ETF were to change its investment objective or policies, the Fund might be forced to withdraw its investment from the ETF at a disadvantageous time and price. Although the quantitative model used to manage Fund’s assets has been developed and refined by BlackRock, neither the Fund nor BlackRock can offer any assurance that the recommended allocation will either maximize returns or minimize risks.

Conflicts of Interest Risk — In managing the Fund, BlackRock will have authority to select and substitute ETFs. BlackRock may be subject to potential conflicts of interest in selecting ETFs because the fees paid to BlackRock by some ETFs are higher than the fees paid by other ETFs. If an ETF holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that ETF.

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Investments in ETFs Risk — The Fund may invest a significant portion of its assets in ETFs, so the Fund’s investment performance is, in part, related to the performance of the ETFs. The Fund’s net asset value will change with changes in the value of the ETFs and other securities in which it invests. As with other investments, investments in other investment companies, including ETFs, are subject to market risk and, for non-index strategies, selection risk. In addition, if the Fund acquires shares of investment companies, including ETFs, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

As the ETFs or the Fund’s allocations among the ETFs change from time to time, or to the extent that the expense ratio of the ETFs changes, the weighted average operating expenses borne by the Fund may increase or decrease.

Investing in an ETF will give the Fund exposure to the securities comprising the index on which the ETF is based. Shares of ETFs are traded on an exchange throughout a trading day, and bought and sold based on market values and not at the ETF’s net asset value. For this reason, shares of an ETF could trade at either a premium or discount to its net asset value. However, the trading prices of index-based ETFs tend to closely track the actual net asset value of the ETF. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs, in addition to a spread (i.e., the difference between what professional investors are willing to pay for ETF shares (the “bid” price) and the price at which they are willing to sell ETF shares (the “ask” price)).

One ETF may buy the same securities that another ETF sells. In addition, the Fund may buy the same securities that an ETF sells, or vice-versa. If this happens, an investor in the Fund would indirectly bear the costs of these transactions without accomplishing the intended investment purpose. Certain of the ETFs may hold common portfolio securities, thereby reducing the diversification benefits of the Fund.

Principal ETF-Specific Risks

Cash Transaction Risk — Certain ETFs intend to effect creations and redemptions principally for cash, rather than primarily in-kind because of the nature of the ETF’s investments. Investments in such ETFs may be less tax efficient than investments in ETFs that effect creations and redemptions in-kind.

Management Risk — If an ETF does not fully replicate the underlying index, it is subject to the risk that the manager’s investment management strategy may not produce the intended results.

Passive Investment Risk — ETFs purchased by the Fund are not actively managed and may be affected by a general decline in market segments relating to their respective indices. An ETF typically invests in securities and other instruments included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.

Representative Sampling Risk — Representative sampling is a method of indexing that involves investing in a representative sample of securities that collectively have a similar investment profile to the index and resemble the index in terms of risk factors and other key characteristics. An ETF may or may not hold every security in the index. When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.

Shares of an ETF May Trade at Prices Other Than Net Asset Value — Shares of an ETF trade on exchanges at prices at, above or below their most recent net asset value. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in Creation Units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses.

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Tracking Error Risk — Imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, which is the divergence of an ETF’s performance from that of its underlying index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because an ETF incurs fees and expenses while its underlying index does not.

Other Principal Risks of Investing in the Fund and/or an Underlying ETF

Agency Debt Risk — The Fund invests in unsecured bonds or debentures issued by government agencies, including the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Bonds or debentures issued by government agencies are generally backed only by the general creditworthiness and reputation of the government agency issuing the bond or debenture and are not backed by the full faith and credit of the U.S. Government. Government National Mortgage Association securities are generally backed by the full faith and credit of the U.S. Government.

Some government agencies, including Fannie Mae and Freddie Mac, purchase and guarantee residential mortgages and form mortgage-backed securities that they issue to the market. These agencies also hold their own mortgage-backed securities as well as those of other institutions with funding from the agency debentures they issue. The market for mortgage-backed securities has been adversely affected by the value of those mortgage-backed securities held and/or issued by these agencies.

Fannie Mae and Freddie Mac were placed under the conservatorship of the U.S. Federal Housing Finance Agency (“FHFA”) in September 2008. Under this conservatorship, the FHFA will operate and manage the agencies, and the U.S. Department of the Treasury has agreed to provide capital as needed (up to $100 billion per agency) to ensure that the agencies continue to provide liquidity to the housing and mortgage markets. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. Government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).

Asian Economic Risk — Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. During the global recession that began in 2007, many of the export-driven Asian economies experienced the effects of the economic slowdown in the United States and Europe, and certain Asian governments implemented stimulus plans, low-interest rate monetary policies and currency devaluations. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which the Fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the value of the Fund’s investments.

Asset Class Risk — The securities in an underlying index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Call Risk — During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Commercial Mortgage-Backed Securities Risk — The commercial mortgage-backed securities (“CMBS”) in which the Fund invests may be issued by entities, such as banks, mortgage lenders or other institutions. These entities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

CMBS depend on cash flows generated by underlying commercial real-estate loans, receivables or other assets, and can be significantly affected by changes in interest rates, the availability of information concerning the underlying assets and their structure, and the creditworthiness of the originators of the underlying assets.

CMBS are subject to prepayment risk, which is the risk that during periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security’s maturity, causing the Fund to have to reinvest in securities with a lower yield, resulting in a decline to the Fund’s income. CMBS are also subject to extension risk, which is the risk that when interest rates rise, certain CMBS will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income

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and potentially in the value of the Fund’s investments. Because of prepayment and extension risk, CMBS react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain CMBS.

In addition, the value of CMBS may be adversely affected by regulatory or tax changes. CMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government issues. The market for CMBS has experienced substantially lower valuations and greatly reduced liquidity. Ongoing economic and market uncertainty suggests that CMBS may continue to be more difficult to value and to suffer from less liquidity than in the past.

Commodity Risk — The energy, materials, and agriculture sectors account for a large portion of the exports of certain countries in which the Fund invests. Any changes in these sectors or fluctuations in the commodity markets could have an adverse impact on a country’s economy. Commodity prices may be influenced or characterized by unpredictable factors, including, where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, pestilence, political instability, changes in interest rates and monetary and other governmental policies. Securities of companies held by the Fund that are dependent on a single commodity, or are concentrated in a single commodity sector, may typically exhibit even higher volatility attributable to commodity prices.

Concentration Risk — To the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be more adversely affected by the underperformance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences.

Consumer Discretionary Sector Risk — The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Consumer Services Sector Risk — The success of consumer product manufacturers and retailers (including food and drug retailers, general retailers, media, and travel and leisure) is tied closely to the performance of the domestic and international economy, interest rates, exchange rates, competition and consumer confidence. The consumer services sector depends heavily on disposable household income and consumer spending. Companies in the consumer services sector may be subject to severe competition, which may also have an adverse impact on their profitability. Changes in consumer demographics and preferences may affect the success of consumer service providers.

Credit Risk — Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price, which may adversely affect the value of the Fund.

Currency Risk — Because the Fund’s net asset value (“NAV”) is determined on the basis of the U.S. dollar, investors may lose money if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Custody Risk — Custody risk refers to the risk inherent in the process of clearing and settling trades, as well as the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities market is the greater the likelihood of custody problems.

Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

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Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives may also expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Hedging Risk — When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.

Tax Risk — The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service.

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives may become subject to margin requirements when regulations are finalized. Implementation of such regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of swaps and other derivatives may increase the costs to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

In December 2015, the Securities and Exchange Commission proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund. If the rule goes into effect, it could limit the ability of the Fund to invest or remain invested in derivatives. In addition, other future regulatory developments may impact the Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund itself is regulated. BlackRock cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Risks Specific to Certain Derivatives Used by the Fund

Swaps — Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Credit Default Swaps — Credit default swaps may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above

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because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange transactions are over-the-counter contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Indexed and Inverse Securities — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

Futures — Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Options — An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

Commodity-Linked Derivatives — The value of a commodity-linked derivative investment typically is based upon the price movements of a commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.

Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of fixed-income securities. Therefore, at maturity, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments that are more or less than the stated coupon interest payments.

In connection with the Fund’s direct and indirect investments in commodity-linked derivatives, the Fund will attempt to manage its counterparty exposure so as to limit its exposure to any one counterparty. However, due to the limited number of entities that may serve as counterparties (and which the Fund believes are creditworthy) at any one time the Fund may enter into swap agreements with a limited number of counterparties and may invest in commodity-linked notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund’s exposure to counterparty credit risk. There can be no assurance that the Fund will be able to limit exposure to any one counterparty at all times.

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Commodity-Linked Notes — Commodity-linked notes involve substantial risks, including the risk of loss of a significant portion of their principal value. In addition to commodity risk and general derivatives risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and debt securities.

Energy Sector Risk — The energy sector of an economy is cyclical and highly dependent on energy prices. The market value of companies in the local energy sector is strongly affected by the levels and volatility of global energy prices, energy supply and demand, capital expenditures on exploration and production of energy sources, energy conservation efforts, exchange rates, interest rates, economic conditions, tax treatment, increased competition and technological advances, among other factors. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of these companies depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this sector. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Any such event could have serious consequences for the general population of the affected area and could have an adverse impact on the Fund’s portfolio and the performance of the Fund. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions.

Extension Risk — During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.

European Economic Risk — The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt (including, without limitation, the default by Greece) and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries.

Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU, including, with respect to the latter, the United Kingdom, which is a significant market in the global economy. The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and adversely affect the value of the Fund.

Financials Sector Risk — Companies in the financials sector of an economy are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries of any individual financial company or of the financials sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. During the financial crisis that began in 2007, the deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. During the financial

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crisis, a number of large financial institutions failed, merged with stronger institutions or had significant government infusions of capital. Instability in the financial markets caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions. In recent years, cyber attacks and technology failures have become increasingly frequent and have caused significant losses.

Floating Rate Notes Risk — Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Generally, floating rate securities carry lower yields than fixed notes of the same maturity. The interest rate for a floating rate note resets or adjusts periodically by reference to a benchmark interest rate. The impact of interest rate changes on floating rate investments is typically mitigated by the periodic interest rate reset of the investments. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Benchmark interest rates, such as the London Interbank Offered Rate, may not accurately track market interest rates.

Geographic Risk — Some of the markets in which the Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, tornadoes, volcanic eruptions, droughts, hurricanes or tsunamis, and are economically sensitive to environmental events. Any such event may adversely impact the economies of these geographic areas, causing an adverse impact on the value of the Fund.

Healthcare Sector Risk — The profitability of companies in the healthcare sector is affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. A number of issuers in the healthcare industry have recently merged or otherwise experienced consolidation. The effects of this trend toward consolidation are unknown and may be far-reaching. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence.

High Yield Securities Risk — Securities that are rated below investment grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-” by Standard & Poor’s Ratings Services and Fitch Ratings, Inc. or “Baa3” by Moody’s Investors Service, Inc.), or are unrated, may be deemed speculative and may be more volatile than higher-rated securities of similar maturity and are more likely to default.

High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities. The value of high yield securities can be adversely affected by overall economic conditions, such as an economic downturn or a period of rising interest rates, and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities.

In particular, high yield securities are often issued by smaller, less creditworthy countries and companies or by highly leveraged (indebted) countries and companies, which are generally less able than more financially stable countries and companies to make scheduled payments of interest and principal.

Income Risk — The Fund’s income may decline when interest rates fall. This decline can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, bonds in an underlying index are substituted or the Fund otherwise needs to purchase additional bonds. The index provider’s substitution of bonds in an underlying index may occur, for example, when the time to maturity for the bond no longer matches the underlying index’s stated maturity guidelines.

Industrials Sector Risk — The value of securities issued by companies in the industrials sector may be affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the

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performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Information Technology Sector Risk — Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Interest Rate Risk — As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term durations, rising interest rates may cause the value of the Fund’s investments to decline significantly.

Issuer Risk — The performance of the Fund depends on the performance of individual securities or assets to which the Fund has exposure. Any issuer of these securities or assets may perform poorly, causing the value of its securities or assets to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid securities or securities that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve investing in securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.

Market Risk — The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected.

Materials Sector Risk — Companies in the materials sector may be adversely affected by commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, technical advances, labor relations and government regulations, among other factors. Also, companies in the materials sector are at risk of liability for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.

Middle Eastern Economic Risk — Many Middle Eastern countries have little or no democratic tradition and the political and legal systems in such countries may have an adverse impact on the Fund. Many economies in the Middle East are highly reliant on income from the sale of oil or trade with countries involved in the sale of oil, and their economies are therefore vulnerable to changes in the market for oil and foreign currency values. As global demand for oil fluctuates, many Middle Eastern economies may be significantly impacted. Middle Eastern economies may be subject to acts of terrorism, political strife, and sudden outbreaks of hostilities with neighboring countries.

Certain Middle Eastern countries have strained relations with other Middle Eastern countries due to territorial disputes, historical animosities, religious tensions or defense concerns, which may adversely affect the economies of these countries. Certain Middle Eastern countries experience significant unemployment, as well as widespread underemployment.

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Recently, many Middle Eastern countries have experienced political, economic and social unrest as protestors have called for widespread reform. Some of these protests have resulted in regime change. If regime change were to occur in any of these countries, the new government may not immediately stabilize such country, which could adversely affect the economies of Middle Eastern countries in which the Fund invests and could decrease the value of the Fund’s investments.

Non-U.S. Securities Risk — Investments in the securities of non-U.S. issuers are subject to the risks of investing in the markets where such issuers are located, including heightened risks of inflation or nationalization and market fluctuations caused by economic and political developments. As a result of investing in non-U.S. securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

■	Lower levels of liquidity and market efficiency;
■	Greater securities price volatility;
■	Exchange rate fluctuations and exchange controls;
■	Less availability of public information about issuers;
■	Limitations on foreign ownership of securities;
■	Imposition of withholding or other taxes;
■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;
■	Higher transaction and custody costs and delays in settlement procedures;
■	Difficulties in enforcing contractual obligations;
■	Lower levels of regulation of the securities markets;
■	Weaker accounting, disclosure and reporting requirements; and
■	Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may differ and/or may not be as extensive or protective as those that apply in the United States.

North American Economic Risk — The United States is Canada’s and Mexico’s largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.

Prepayment Risk — During periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security’s maturity, causing the Fund to have to reinvest in securities with a lower yield, resulting in a decline in the Fund’s income.

Privatization Risk — Some countries in which the Fund invests have privatized, or have begun the process of privatizing, certain entities and industries. Newly privatized companies may face tough competition from government-sponsored competitors that have not been privatized. In some instances, investors in newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or changing regulatory and legal standards or, in some cases, due to re-nationalization of such privatized entities. There is no assurance that such losses will not recur.

Producer Durables Industry Group Risk — The producer durables industry group includes companies involved in the design, manufacture or distribution of industrial durables such as electrical equipment and components, industrial products, and housing and telecommunications equipment. These companies may be affected by changes in domestic and international economies and politics, consolidation, and excess capacity. Companies in the producer durables industry group face intense competition, which may have an adverse effect on their profitability. The success of companies in the producer durables industry group may be strongly affected by changes in consumer demands, spending, tastes and preferences. Companies in the producer durables industry group may be dependent on outside financing, which may be difficult to obtain. Producer durables companies may be unable to protect their intellectual property rights or may be liable for infringing the intellectual property rights of others. In addition, these companies may be significantly affected by other factors such as economic cycles, rapid technological obsolescence, government regulations, labor relations, delays in modernization, and overall capital spending levels.

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Reliance on Trading Partners Risk — Economies in emerging market countries generally are heavily dependent upon commodity prices and international trade and, accordingly, these countries have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls or managed adjustments in relative currency values and may suffer from extreme and volatile debt burdens or inflation rates.

Risk of Investing in Canada — The United States is Canada’s largest trading and investment partner, and the Canadian economy is significantly affected by developments in the U.S. economy. Since the implementation of NAFTA in 1994 among Canada, the United States and Mexico, total two-way merchandise trade between the United States and Canada has more than doubled. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which has further affected Canada’s dependency on the U.S. economy. Any downturn in U.S. or Mexican economic activity is likely to have an adverse impact on the Canadian economy. The Canadian economy is also dependent upon external trade with other key trading partners, including China and the EU. In addition, Canada is a large supplier of natural resources (e.g., oil, natural gas and agricultural products). As a result, the Canadian economy is sensitive to fluctuations in certain commodity prices.

Risk of Investing in Emerging Markets — Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuation and greater risks associated with custody of securities than developed markets. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment.

Risk of Investing in Frontier Markets — Frontier markets are those emerging markets considered to be among the smallest, least mature and least liquid. Investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. This is due to, among other things, smaller economies, less developed capital markets, greater market volatility, lower trading volume, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in more developed markets. Frontier markets are even more prone to economic shocks associated with political and economic risks than are emerging markets generally. Many frontier market countries may be dependent on commodities, foreign trade or foreign aid. As a result, those risks traditionally associated with investments in emerging markets may be more pronounced with respect to investments in frontier market economies.

Risk of Investing in India — India is an emerging market country and exhibits significantly greater market volatility from time to time in comparison to more developed markets. Political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets may result in higher potential for losses.

Moreover, governmental actions can have a significant effect on the economic conditions in India, which could adversely affect the value and liquidity of the Fund’s investments. The securities markets in India are comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. The limited liquidity of the Indian securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time that it desires.

Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. In addition, the Reserve Bank of India (“RBI”) has imposed limits on foreign ownership of Indian securities, which may decrease the liquidity of the Fund’s portfolio and result in extreme volatility in the prices of Indian securities. These factors, coupled with the lack of extensive accounting, auditing and financial reporting standards and practices, as compared to the United States, may increase the Fund’s risk of loss.

Further, certain Indian regulatory approvals, including approvals from the Securities and Exchange Board of India (“SEBI”), the RBI, the central government and the tax authorities (to the extent that tax benefits need to be utilized), may be required before the Fund can make investments in the securities of Indian companies.

Risk of Investing in Japan — Japan may be subject to political, economic, nuclear and labor risks, among others. Any of these risks, individually or in the aggregate, can impact an investment made in Japan.

Economic Risk. The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed economies. Since the year 2000, Japan’s economic growth rate has remained relatively low and it may remain low in the future. The Japanese economy is heavily dependent on international trade and has been adversely

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affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan is also heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the Japanese economy.

Political Risk. Historically, Japan has had unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the Fund’s investments. In addition, China has become an important trading partner with Japan. Japan’s political relationship with China, however, has become strained. Should political tension increase, it could adversely affect the Japanese economy and destabilize the region as a whole.

Large Government Debt Risk. The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy.

Currency Risk. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. The Japanese government has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors.

Nuclear Energy Risk. The nuclear power plant catastrophe in Japan in March 2011 may have long-term effects on the Japanese economy and its nuclear energy industry, the extent of which are currently unknown.

Labor Risk. Japan has an aging workforce and has experienced a significant population decline in recent years. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.

Geographic Risk. Natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could occur in Japan or surrounding areas and could negatively affect the Japanese economy, and, in turn, could negatively affect the Fund.

Risk of Investing in Kuwait — Kuwait is highly reliant on income from the sale of oil and trade with other countries involved in the sale of oil, and its economy is therefore vulnerable to changes in the market for oil and foreign currency values. As global demand for oil fluctuates, Kuwait may be significantly impacted. Historically, tensions between Iraq and Kuwait have sometimes resulted in conflict. Any outbreak of hostilities between the two countries, or other countries in the region, could have a severe adverse effect on the Kuwaiti economy and its securities markets. Recently, Kuwait has experienced anti-government protests. If the current Kuwaiti government were to change or become unable to function, any resulting instability could adversely affect the Kuwaiti economy.

Risk of Investing in Russia — Investing in Russian securities involves significant risks, in addition to those described under “Risk of Investing in Emerging Markets” and “Non-U.S. Securities Risk” that are not typically associated with investing in U.S. securities, including:

■	The risk of delays in settling portfolio transactions and the risk of loss arising out of the system of share registration and custody used in Russia;
■	Risks in connection with the maintenance of the Fund’s portfolio securities and cash with foreign sub-custodians and securities depositories, including the risk that appropriate sub-custody arrangements will not be available to the Fund;
■	The risk that the Fund’s ownership rights in portfolio securities could be lost through fraud or negligence as a result of the fact that ownership in shares of Russian companies is recorded by the companies themselves and by registrars, rather than by a central registration system; and
■	The risk that the Fund may not be able to pursue claims on behalf of its shareholders because of the system of share registration and custody, and because Russian banking institutions and registrars are not guaranteed by the government.

The United States and the EU have imposed economic sanctions on certain Russian individuals and a financial institution. The United States or the EU could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities.

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Risk of Investing in the United Kingdom — Investment in United Kingdom issuers may subject the Fund to regulatory, political, currency, security, and economic risks specific to the United Kingdom. The United Kingdom’s economy relies heavily on the export of financial services to the United States and other European countries. A prolonged slowdown in the financial services sector may have a negative impact on the United Kingdom’s economy. In the past, the United Kingdom has been a target of terrorism. Acts of terrorism in the United Kingdom or against United Kingdom interests abroad may cause uncertainty in the United Kingdom’s financial markets and adversely affect the performance of the issuers to which the Fund has exposure. The United Kingdom’s economy, along with the United States and certain other European economies, experienced a significant economic slowdown during the financial crisis that began in 2007.

Risk of Investing in the United States — Issuers located in the United States constitute a majority of the Fund’s holdings. Decreasing imports or exports, changes in trade regulations and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The financial crisis that began in 2007 caused a significant decline in the value and liquidity of issuers in the United States. Policy and legislative changes in the United States are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund has exposure.

Securities Lending Risk — The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

Security Risk — Some geographic areas in which the Fund invests have experienced acts of terrorism or strained international relations due to territorial disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets of these geographic areas and may adversely affect their economies.

Sovereign and Quasi-Sovereign Obligations Risk — An investment in sovereign or quasi-sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes securities issued by or guaranteed by a non-U.S. sovereign government, and quasi-sovereign debt includes securities issued by or guaranteed by an entity affiliated with or backed by a sovereign government. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. Similar to other issuers, changes to the financial condition or credit rating of a government may cause the value of a sovereign debt, including treasury obligations, to decline. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations and may affect the Fund’s NAV. Quasi-sovereign debt obligations are typically less liquid and less standardized than sovereign debt obligations. Several countries in which the Fund invests have defaulted on their sovereign obligations in the past or encountered downgrades of their sovereign obligations, and those countries (or other countries) may default or risk further downgrades in the future.

Structural Risk — Certain emerging market countries are subject to a considerable degree of economic, political and social instability.

Economic Risk. Some emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, while others have experienced economic recessions causing a negative effect on the economies and securities markets of such emerging countries.

Expropriation Risk. Investing in emerging market countries involves a great risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital invested by certain emerging market countries.

Political and Social Risk. Some governments in emerging market countries are authoritarian in nature or have been installed or removed as a result of military coups, and some governments have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection may exacerbate social unrest, violence and/or labor unrest in some emerging market countries. Unanticipated political or social developments may result in sudden and significant investment losses.

Technology Industry Group Risk — Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and

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competition for the services of qualified personnel. Companies in the technology industry group are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights would adversely affect the profitability of these companies.

Telecommunications Sector Risk — The telecommunications sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The domestic telecommunications market is characterized by increasing competition and regulation by the U.S. Federal Communications Commission and various state regulatory authorities. Companies in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain telecommunications companies obsolete.

U.S. Treasury Obligations Risk — U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. Government may cause the value of the Fund’s U.S. Treasury obligations to decline. On August 5, 2011, Standard & Poor’s Ratings Services downgraded U.S. Treasury securities from AAA rating to AA+ rating. A downgrade of the ratings of U.S. Government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by Standard & Poor’s Ratings Services may cause the value of the Fund’s U.S. Treasury obligations to decline.

Utilities Sector Risk — Deregulation may subject utility companies to greater competition and may adversely affect their profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. In addition, the deregulation may eliminate restrictions on the profits of certain utility companies, but may also subject these companies to greater risks of loss. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict utility companies’ access to new markets, thereby diminishing these companies’ long-term prospects. There is no assurance that regulatory authorities will grant rate increases in the future, or that such increases will be adequate to permit the payment of dividends on stocks issued by a utility company. The deregulation of certain utility companies may eliminate restrictions on profits, but may also subject these companies to greater risks of loss. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies.

Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

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Other Risks of Investing in the Fund and/or an Underlying ETF

The Fund and/or an underlying ETF may also be subject to certain other risks associated with its investments and investment strategies, including:

Borrowing Risk — Borrowing may exaggerate changes in the net asset value of Fund or underlying ETF shares and in the return on the Fund’s or an underlying ETF’s portfolio. Borrowing will cost the Fund or an underlying ETF interest expense and other fees. The costs of borrowing may reduce the Fund’s or an underlying ETF’s return. Borrowing may cause the Fund or an underlying ETF to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Information About the ETFs

The Fund may invest in any of the ETFs listed below. The table sets forth (i) the names of the ETFs, and (ii) brief descriptions of their investment objectives and principal investment strategies. The list of ETFs is subject to change at the discretion of BlackRock without notice to shareholders.

Prospectuses for any of these ETFs can be accessed at www.iShares.com/prospectus or obtained by calling
(800) 474-2737.

ETFs

BFA, an affiliate of BlackRock and each underlying ETF’s investment adviser, uses a “passive” or indexing approach to try to achieve each ETF’s investment objective. Unlike many investment companies, the ETF does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the ETF will substantially outperform the Underlying Index (as defined below) but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

For some ETFs, BFA may invest in all securities included in the Underlying Index in roughly the same proportions as each security is weighted in such Underlying Index in an indexing strategy known as “full replication.” For other ETFs, BFA uses a representative sampling indexing strategy to manage the ETFs. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error risk to a greater extent than a fund that seeks to replicate an index.

An ETF will at all times invest at least 80% of its assets in the securities of the Underlying Index or in depositary receipts representing securities in its Underlying Index. The ETF may invest the remainder of its assets in other securities, including securities not in the Underlying Index, but which BFA believes will help track the Underlying Index. Certain ETFs may also hold futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the ETF and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

Each ETF will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. Government securities are not considered to be issued by members of any industry.

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Fund Name	Investment Objective and Principal Investment Strategies
iShares® 1-3 Year Treasury Bond ETF	The fund seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between one and three years.

The fund seeks to track the investment results of the ICE U.S. Treasury 1-3 Year Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one year and less than three years. As of November 30, 2015, there were 90 issues in the Underlying Index.

The Underlying Index includes publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to one year and less than three years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization excluding amounts held by the Federal Reserve and the securities in the Underlying Index are updated on the last business day of each month. Prior to the selection of the Underlying Index on March 31, 2016, the Fund tracked the Barclays U.S. 1-3 Year Treasury Bond Index.

iShares® 3-7 Year Treasury Bond ETF	The fund seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between three and seven years.

The fund seeks to track the investment results of the ICE U.S. Treasury 3-7 Year Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years. As of November 30, 2015, there were 99 issues in the Underlying Index.

The Underlying Index includes publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to three years and less than seven years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization excluding amounts held by the Federal Reserve and the securities in the Underlying Index are updated on the last business day of each month. Prior to the selection of the Underlying Index on March 31, 2016, the Fund tracked the Barclays U.S. 3-7 Year Treasury Bond Index.

iShares® 7-10 Year Treasury Bond ETF	The fund seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between seven and ten years.

The fund seeks to track the investment results of the ICE U.S. Treasury 7-10 Year Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to seven years and less than ten years. As of November 30, 2015, there were 17 issues in the Underlying Index.

The Underlying Index includes publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to seven years and less than ten years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization excluding amounts held by the Federal Reserve and the securities in the Underlying Index are updated on the last business day of each month. Prior to the selection of the Underlying Index on March 31, 2016, the Fund tracked the Barclays U.S. 7-10 Year Treasury Bond Index.

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Fund Name	Investment Objective and Principal Investment Strategies
iShares® 10+ Year Credit Bond ETF
The fund seeks to track the investment results of an index composed of long-term, investment-grade U.S. corporate bonds and U.S. dollar-denominated bonds, including those of non-U.S. corporations and governments, with remaining maturities greater than ten years.

The fund seeks to track the investment results of the Barclays U.S. Long Credit Index (the “Underlying Index”), which is a broad index designed to measure the performance of long-term, investment-grade U.S. corporate bonds and U.S. dollar-denominated bonds, including those of non-U.S. corporations and governments, with remaining maturities greater than ten years. Component securities include publicly-issued debt of U.S. corporations and U.S. dollar-denominated, publicly issued debt of non-U.S. corporations, non-U.S. government debt and supranational debt. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer discretionary, consumer staples, energy, financials, industrials, telecommunications and utilities companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares® 20+ Year Treasury Bond ETF	The fund seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities greater than twenty years.

The fund seeks to track the investment results of the ICE U.S. Treasury 20+ Year Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to twenty years. As of November 30, 2015, there were 33 issues in the Underlying Index.

The Underlying Index includes publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization excluding amounts held by the Federal Reserve and the securities in the Underlying Index are updated on the last business day of each month. Prior to the selection of the Underlying Index on March 31, 2016, the Fund tracked the Barclays U.S. 20+ Year Treasury Bond Index.

iShares® Agency Bond ETF
The fund seeks to track the investment results of an index composed of agency securities that are publicly issued by U.S. Government agencies, and corporate and non-U.S. debt guaranteed by the U.S. Government.

The fund seeks to track the investment results of the Barclays U.S. Agency Bond Index (the “Underlying Index”), which measures the performance of the agency sector of the U.S. Government bond market and is comprised of investment-grade U.S. dollar-denominated bonds or debentures issued by government and government-related agencies, including the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). As of December 31, 2014, there were 632 issues in the Underlying Index. The Underlying Index includes both callable and non-callable securities that are publicly-issued by U.S. Government agencies, quasi-federal corporations (as described below), and corporate and non-U.S. debt guaranteed by the U.S. Government. In addition, the securities in the Underlying Index must be fixed-rate and non-convertible.

iShares® CMBS ETF	The fund seeks to track the investment results of the Barclays U.S. CMBS (ERISA Only) Index (the “Underlying Index”).

The Underlying Index measures the performance of investment-grade commercial mortgage-backed securities (“CMBS”), which are classes of securities (known as “certificates”) that represent interests in “pools” of commercial mortgages. The Underlying Index includes only CMBS that are Employee Retirement Income Security Act of 1974, as amended (“ERISA”) eligible under the underwriter’s exemption, which will deem ERISA eligible the certificates with the first priority of principal repayment, as long as certain conditions are met, including the requirement that the certificates be rated in one of the three highest rating categories by Fitch Ratings, Inc., Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Services.

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Fund Name	Investment Objective and Principal Investment Strategies
iShares® Core U.S. Credit Bond ETF (formerly known as iShares® Credit Bond ETF)	The fund seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate, sovereign, supranational, local authority and non-U.S. agency bonds.

The fund seeks to track the investment results of the Barclays U.S. Credit Bond Index (the “Underlying Index”), which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar denominated and have a remaining maturity of greater than or equal to one year. As of December 31, 2014, there were 6,012 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer discretionary, consumer staples, energy, financials, industrials, telecommunications and utilities companies.

iShares® Core U.S. Treasury Bond ETF	The fund seeks to track the investment results of an index composed of U.S. Treasury bonds. The fund seeks investment results of the Barclays U.S. Treasury Bond Index (the “Underlying Index”).
The Underlying Index is a market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.

The Underlying Index includes publicly-issued U.S. Treasury securities that have a remaining maturity of one year or more and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds.

iShares® Floating Rate Bond ETF	The fund seeks to track the investment results of the Barclays U.S. Floating Rate Note < 5 Years Index (the “Underlying Index”).

The Underlying Index measures the performance of U.S. dollar-denominated, investment-grade floating rate notes. Securities in the Underlying Index have a remaining maturity of greater than or equal to one month and less than five years, and have $300 million or more of outstanding face value. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer cyclical, financials and industrials companies and agency securities. As of September 30, 2015, the Underlying Index was comprised of stocks of companies in the following countries: Australia, Belgium, Canada, Chile, China, France, Germany, Japan, Mexico, the Netherlands, Norway, Singapore, South Korea, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

iShares® iBoxx $ High Yield Corporate Bond ETF
The fund seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds.
The fund seeks to track the investment results of the Markit iBoxx® USD Liquid High Yield Index (the “Underlying Index”), which is a rules-based index consisting of liquid U.S. dollar-denominated, high yield corporate bonds for sale in the United States, as determined by the index provider. The Underlying Index is designed to provide a broad representation of the U.S. dollar-denominated liquid high yield corporate bond market. The Underlying Index is a modified market-value weighted index with a cap on each issuer of 3%. Bonds in the Underlying Index are selected using a rules-based criteria, as defined by the index provider. There is no limit to the number of issues in the Underlying Index, but as of December 31, 2014, the Underlying Index included approximately 968 constituents. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer cyclical, consumer discretionary, consumer services, consumer staples, energy, financials, industrials, oil & gas and telecommunications companies.

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Fund Name	Investment Objective and Principal Investment Strategies
iShares® iBoxx $ Investment Grade Corporate Bond ETF	The fund seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds.

The fund seeks to track the investment results of the Markit iBoxx® USD Liquid Investment Grade Index (the “Underlying Index”), which is a rules-based index consisting of liquid, U.S. dollar-denominated, investment-grade corporate bonds for sale in the United States, as determined by the index provider. The Underlying Index is designed to provide a broad representation of the U.S. dollar-denominated liquid investment-grade corporate bond market. The Underlying Index is a modified market-value weighted index with a cap on each issuer of 3%. There is no limit to the number of issues in the Underlying Index, but as of December 31, 2014, the Underlying Index included approximately 1,290 constituents. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer services, consumer staples, energy, financials, oil & gas and telecommunications companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

The Underlying Index is a subset of the Markit iBoxx USD Corporate Bond Index, an index of over 4,259 investment-grade bonds. Bonds in the Underlying Index are selected from the universe of eligible bonds in the Markit iBoxx USD Corporate Bond Index using defined rules. Currently, the bonds eligible for inclusion in the Underlying Index include U.S. dollar-denominated corporate bonds that: (i) are issued by companies domiciled in countries classified as developed markets by the index provider; (ii) have an average rating of investment grade. Ratings from Fitch Ratings, Inc. (“Fitch”), Moody’s Investors Services (“Moody’s”) or Standard & Poor’s Ratings Services are considered. If more than one agency provides a rating, the average rating is attached to the bond; (iii) are from issuers with at least $2 billion outstanding face value; (iv) have at least $750 million of outstanding face value; and (v) have at least three years to maturity.

iShares® J.P. Morgan USD Emerging Markets Bond ETF
The fund seeks to track the investment results of an index composed of U.S. dollar-denominated energy market bonds.
The fund seeks to track the investment results of the J.P. Morgan EMBISM Global Core Index (the “Underlying Index”).

The Underlying Index is a broad, diverse U.S. dollar-denominated emerging markets debt benchmark that tracks the total return of actively traded external debt instruments in emerging market countries. The methodology is designed to distribute the weight of each country within the Underlying Index by limiting the weights of countries with higher debt outstanding and reallocating this excess to countries with lower debt outstanding.

As of September 30, 2015, the Underlying Index consisted of the following 49 countries: Angola, Argentina, Azerbaijan, Brazil, Chile, China, Colombia, Costa Rica, Cote D’Ivoire, Croatia, Dominican Republic, Ecuador, Egypt, El Salvador, Ethiopia, Gabon, Ghana, Hungary, Indonesia, Iraq, Jamaica, Kazakhstan, Kenya, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Mongolia, Morocco, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Romania, Russia, Serbia, Slovak Republic, South Africa, Sri Lanka, Tunisia, Turkey, Ukraine, Uruguay, Venezuela, Vietnam and Zambia. As of September 30, 2015, the Underlying Index’s five highest weighted countries were Mexico, Russia, Philippines, Turkey and Indonesia.

iShares® MBS ETF	The fund seeks to track the investment results of an index composed of investment-grade mortgage-backed pass-through securities issued and/or guaranteed by U.S. Government agencies.

The fund seeks to track the investment results of the Barclays U.S. MBS Index (the “Underlying Index”), which measures the performance of investment-grade mortgage-backed pass-through securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Government National Mortgage Association (“Ginnie Mae”). The Underlying Index includes fixed-rate mortgage-backed pass-through securities issued by Ginnie Mae, Fannie Mae and Freddie Mac that have 30-, 20-, 15-year maturities, as well as hybrid adjustable rate mortgages (“ARMs”). All securities in the Underlying Index must have a remaining weighted average maturity of at least one year; hybrid ARMs must be at least one year away from initial reset, must be investment-grade, and must have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be non-convertible.

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Fund Name	Investment Objective and Principal Investment Strategies
iShares® TIPS Bond ETF	The fund seeks to track the investment results of the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “Underlying Index”).

The Underlying Index measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.” TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation — a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, the consumer price index (“CPI”), and TIPS’ principal payments are adjusted according to changes in the CPI. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

The Underlying Index includes all publicly-issued U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment-grade and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible.

32

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class I
	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014
Per Share Operating Performance
Net asset value, beginning of period	$10.05	$10.00
Net investment income[2]	0.24	0.12
Net realized and unrealized gain (loss)	(0.36)	0.01
Net increase (decrease) from investment operations	(0.12)	0.13
Distributions:[3]
From net investment income	(0.19)	(0.08)
From net realized capital gains	—	(0.00)[4]
From return of capital	(0.00)[4]	(0.00)[4]
Total distributions	(0.19)	(0.08)
Net asset value, end of period	$9.74	$10.05
Total Return[5]
Based on net asset value	(1.20)%	1.30%[6]
Ratios to Average Net Assets[7]
Total expenses	1.91%	7.16%[8,9]
Total expenses after fees waived and reimbursed	0.63%	0.75%[8]
Net investment income	2.33%	1.83%[8]
Supplemental Data
Net assets, end of period (000)	$8,346	$3,624
Portfolio turnover rate	58%	61%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Amount is greater than $(0.005) per share.
[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
[6]	Aggregate total return.
[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:
	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014
Investments in underlying funds	0.26%	0.25%

[8]	Annualized.
[9]	Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I would have been 7.71%.

33

Financial Highlights (concluded)

	Class III
	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014
Per Share Operating Performance
Net asset value, beginning of period	$10.03	$10.00
Net investment income[2]	0.27	0.14
Net realized and unrealized gain (loss)	(0.42)	(0.04)
Net increase (decrease) from investment operations	(0.15)	0.10
Distributions:[3]
From net investment income	(0.18)	(0.07)
From net realized capital gains	—	(0.00)[4]
From return of capital	(0.00)[4]	(0.00)[4]
Total distributions	(0.18)	(0.07)
Net asset value, end of period	$9.70	$10.03
Total Return[5]
Based on net asset value	(1.47)%	1.03%[6]
Ratios to Average Net Assets[7]
Total expenses	2.06%	8.57%[8,9]
Total expenses after fees waived and reimbursed	0.84%	1.00%[8]
Net investment income	2.71%	1.98%[8]
Supplemental Data
Net assets, end of period (000)	$1,146	$78
Portfolio turnover rate	58%	61%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Amount is greater than $(0.005) per share.
[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
[6]	Aggregate total return.
[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:
	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014
Investments in underlying funds	0.26%	0.25%

[8]	Annualized.
[9]	Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class III would have been 8.93%.

34

MAY 1, 2016

PROSPECTUS

BlackRock Variable Series Funds, Inc.

>	BlackRock iShares® Equity Appreciation V.I. Fund (Class I, Class III)

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • No Bank Guarantee • May Lose Value

	BlackRock iShares® Equity Appreciation V.I. Fund

Fund Overview
Key facts and details about the Fund listed in this prospectus including investment objective, principal investment strategies, principal risk factors, fee and expense information, and historical performance information

	Investment Objective	3
	Fees and Expenses of the Fund	3
	Principal Investment Strategies of the Fund	4
	Principal Risks of Investing in the Fund	4
	Performance Information	9
	Investment Manager	10
	Portfolio Managers	10
	Purchase and Sale of Fund Shares	10
	Tax Information	11
	Payments to Broker/Dealers and Other Financial Intermediaries	11

Details About the Fund	How the Fund Invests	12
	Investment Risks	13
	Information About the ETFs	28
	Financial Highlights	34

Account Information	The Insurance Companies	I-2
	How to Buy and Sell Shares	I-3

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	I-5
	Portfolio Manager Information	I-12
	Conflicts of Interest	I-18
	Valuation of Fund Investments	I-19
	Dividends and Taxes	I-20

General Information	Shareholder Documents	I-22
	Certain Fund Policies	I-22
	Statement of Additional Information	I-22

Glossary	Glossary	I-23

For More Information	Funds and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts about BlackRock iShares® Equity Appreciation V.I. Fund

Investment Objective

The investment objective of the BlackRock iShares® Equity Appreciation V.I. Fund (the “Fund”) is to seek to provide growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your variable annuity or insurance contract (the “Contract”) prospectus for information on the separate account fees and expenses associated with your Contract.

Shareholder Fees (fees paid directly from your investment)

The Fund is not subject to any shareholder fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I Shares	Class III Shares
Management Fees[1]	0.15%	0.15%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses[2]	1.81%	1.73%
Acquired Fund Fees and Expenses[3]	0.30%	0.30%
Total Annual Fund Operating Expenses[3]	2.26%	2.43%
Fee Waivers and/or Expense Reimbursements[4]	(1.51)%	(1.43)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[4]	0.75%	1.00%

[1]	The Management Fee payable by the Fund is based on assets estimated to be attributable to the Fund’s direct investments in fixed-income and equity securities and instruments, including exchange-traded funds advised by BlackRock Fund Advisors, LLC or other investment advisers, other investments and cash and cash equivalents (including money market funds). BlackRock Advisors, LLC has contractually agreed to waive the Management Fee on assets estimated to be attributed to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock Advisors, LLC or its affiliates.
[2]	Other Expenses have been restated to reflect current fees.
[3]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report, which do not include Acquired Fund Fees and Expenses or the restatement of other expenses to reflect current fees.
[4]	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock Advisors, LLC has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.45% (for Class I Shares) and 0.70% (for Class III Shares) of average daily net assets through April 30, 2017. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock Advisors, LLC in the two years following such waivers and/or reimbursements. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

3

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Contract. See the Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$77	$561	$1,072	$2,477
Class III Shares	$102	$621	$1,166	$2,657

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 76% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund, which is a fund of funds, seeks to achieve its investment objective by investing in a portfolio of underlying exchange-traded funds (“ETFs”) that seek to track equity indices. Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in iShares® ETFs that seek to track equity indices.

The underlying ETFs may invest in common stock, preferred stock, rights and warrants to purchase common stock, depositary receipts, securities convertible into common and preferred stock and non-convertible preferred stock. From time to time, the underlying ETFs may invest in shares of companies through initial public offerings (“IPOs”).

The underlying ETFs may invest in securities and other financial instruments of companies of any market capitalization. The underlying ETFs may invest in securities and other financial instruments available in both U.S. and non-U.S. markets, including emerging markets, which can be U.S. dollar-denominated or non-U.S. dollar-denominated and may be currency hedged or unhedged.

The Fund and the underlying ETFs may invest in derivatives, including, but not limited to, interest rate swaps, total return swaps, credit default swaps, variance swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps and foreign currency transactions (including swaps), for hedging purposes, as well as to increase the return on their portfolio investments (although the underlying ETFs are not necessarily required to hedge any of their positions or to use derivatives).

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks of investing in the Fund, including principal risks of investing in the underlying ETFs.

Principal Risks of the Fund’s Fund of Funds Structure

■	Allocation Risk — The Fund’s ability to achieve its investment objective depends upon BlackRock Advisors, LLC’s (“BlackRock”) skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of ETFs and direct investments. There is a risk that BlackRock’s evaluations and assumptions regarding asset classes or ETFs may be incorrect in view of actual market conditions. Although the quantitative model used to manage the Fund’s assets has been developed and refined by BlackRock, neither the Fund nor BlackRock can offer any assurance that the recommended allocation will either maximize returns or minimize risks.
■	Conflicts of Interest Risk — In managing the Fund, BlackRock will have authority to select and substitute ETFs. BlackRock may be subject to potential conflicts of interest in selecting ETFs because the fees paid to BlackRock by some ETFs are higher than the fees paid by other ETFs. If an ETF holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that ETF.

4

■	Investments in ETFs Risk — The Fund’s net asset value will change with changes in the value of the ETFs and other securities in which it invests. As with other investments, investments in other investment companies, including ETFs, are subject to market risk and, for non-index strategies, selection risk. In addition, if the Fund acquires shares of investment companies, including ETFs, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

One ETF may buy the same securities that another ETF sells. In addition, the Fund may buy the same securities that an ETF sells, or vice-versa. If this happens, an investor in the Fund would indirectly bear the costs of these transactions without accomplishing the intended investment purpose. Certain of the ETFs may hold common portfolio securities, thereby reducing the diversification benefits of the Fund.

Principal ETF-Specific Risks

■	Cash Transaction Risk — Certain ETFs intend to effect creations and redemptions principally for cash, rather than primarily in-kind because of the nature of the ETF’s investments. Investments in such ETFs may be less tax efficient than investments in ETFs that effect creations and redemptions in-kind.
■	Management Risk — If an ETF does not fully replicate the underlying index, it is subject to the risk that the manager’s investment management strategy may not produce the intended results.
■	Passive Investment Risk — ETFs purchased by the Fund are not actively managed and may be affected by a general decline in market segments relating to their respective indices. An ETF typically invests in securities included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.
■	Representative Sampling Risk — When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.
■	Shares of an ETF May Trade at Prices Other Than Net Asset Value — The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in Creation Units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value, large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long term. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses.
■	Tracking Error Risk — Imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, which is the divergence of an ETF’s performance from that of its underlying index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because an ETF incurs fees and expenses while its underlying index does not.

Other Principal Risks of Investing in the Fund and/or an Underlying ETF

■	Asset Class Risk — Securities in an underlying index or in the Fund’s portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.
■	Commodity Risk — The Fund invests in economies that are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have an adverse impact on those economies.
■	Concentration Risk — To the extent that the Fund’s investments are concentrated in a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
■	Consumer Discretionary Sector Risk — The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.
■	Consumer Services Sector Risk — The consumer services sector may be affected by changes in the domestic and international economy, exchange and interest rates, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns.

5

■	Currency Risk — Because the Fund’s net asset value (“NAV”) is determined in U.S. dollars, the Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar, or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning, which could have a significant negative impact on the Fund.
■	Custody Risk — Less developed markets are more likely to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories.
■	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

Leverage Risk — Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives may become subject to margin requirements when regulations are finalized. Implementation of such regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of swaps and other derivatives may increase the costs to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund. In December 2015, the Securities and Exchange Commission proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund. If the rule goes into effect, it could limit the ability of the Fund to invest or remain invested in derivatives.

■	Dividend-Paying Stock Risk — The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.
■	Energy Sector Risk — The value of securities issued by companies in the energy sector may decline for many reasons, including, among others, changes in energy prices, energy supply and demand, government regulations, energy conservation efforts and potential civil liabilities.
■	Equity Securities Risk — Equity securities are subject to changes in value and their values may be more volatile than those of other asset classes.
■	Financials Sector Risk — Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements, recent or future regulation on any individual financial company or regulation on the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

6

■	Geographic Risk — A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region.
■	Healthcare Sector Risk — The healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.
■	Industrials Sector Risk — The industrials sector may be adversely affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
■	Information Technology Sector Risk — Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
■	Issuer Risk — Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
■	Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices.
■	Market Risk — The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.
■	Materials Sector Risk — Companies in the materials sector may be adversely impacted by the volatility of commodity prices, exchange rates, depletion of resources, over-production, litigation and government regulations, among other factors.
■	Microcap Companies Risk — Stock prices of microcap companies are significantly more volatile, and more vulnerable to adverse business and economic developments, than those of larger companies. Microcap stocks may also be thinly traded, making it difficult for the Fund to buy and sell them.
■	Mid-Capitalization Companies Risk — Compared to large-capitalization companies, mid-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.
■	Non-U.S. Securities Risk — Investments in the securities of non-U.S. issuers are subject to the risks associated with investing in those non-U.S. markets, such as heightened risks of inflation or nationalization. The Fund may lose money due to political, economic and geographic events affecting issuers of non-U.S. securities or non-U.S. markets. The Fund is specifically exposed to Asian Economic Risk and Middle Eastern Economic Risk.
■	North American Economic Risk — The United States is Canada’s and Mexico’s largest trading and investment partner. Economic events in any one North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which the Fund invests.
■	Preferred Stock Risk — Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. In addition, preferred stock may not pay a dividend, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. To the extent that the Fund invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Fund’s investments to decline.
■	Privatization Risk — Some countries in which the Fund invests have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.
■	Producer Durables Industry Group Risk — The producer durables industry group includes companies involved in the design, manufacture or distribution of industrial durables such as electrical equipment and components, industrial products, and housing and telecommunications equipment. These companies may be affected by changes in domestic and international economies and politics, consolidation, excess capacity, and consumer demands, spending, tastes and preferences.
■	Reliance on Trading Partners Risk — The Fund invests in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. Through its portfolio companies’ trading partners, the Fund is specifically exposed to Asian Economic Risk and European Economic Risk.

7

■	Risk of Investing in Australia — Investments in Australian issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to Australia. The Australian economy is heavily dependent on exports from the energy, agricultural and mining sectors. This makes the Australian economy susceptible to fluctuations in the commodity markets. Australia is also dependent on trading with key trading partners.
■	Risk of Investing in Canada — Investments in Canadian issuers may subject the Fund to economic risk specific to Canada. Among other things, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States, European Union (the “EU”) countries and China. The Canadian economy is sensitive to fluctuations in certain commodity markets.
■	Risk of Investing in Emerging Markets — The Fund’s investments in emerging markets may be subject to a greater risk of loss than investments in issuers located or operating in more developed markets. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuation and greater risk associated with custody of securities.
■	Risk of Investing in Frontier Markets — Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, may be more likely to experience inflation risk, political turmoil and rapid changes in economic conditions than more developed and traditional emerging markets. Investments in frontier markets may be subject to a greater risk of loss than investments in more developed and traditional emerging markets.

Frontier markets often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with custody of securities. Economic, political, liquidity and currency risks may be more pronounced with respect to investments in frontier markets than in emerging markets.

■	Risk of Investing in India — Investments in Indian issuers involve risks that are specific to India, including legal, regulatory, political and economic risks. Political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets may result in higher potential for losses. The securities markets in India are relatively underdeveloped and may subject the Fund to higher transaction costs or greater uncertainty than investments in more developed securities markets.
■	Risk of Investing in Japan — The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the Fund.
■	Risk of Investing in Kuwait — Investments in Kuwaiti issuers involve risks that are specific to Kuwait, including legal, regulatory, political and economic risks.
■	Risk of Investing in Russia — Investing in Russian securities involves significant risks, including legal, regulatory and economic risks that are specific to Russia. In addition, investing in Russian securities involves risks associated with the settlement of portfolio transactions and loss of the Fund’s ownership rights in its portfolio securities, as a result of the system of share registration and custody in Russia.

The United States and the EU have imposed economic sanctions on certain Russian individuals and a financial institution. The United States or the EU could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities.

■	Risk of Investing in the United Kingdom — Investments in United Kingdom issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the United Kingdom’s economy may be impacted by changes to the economic condition of the United States and other European countries. The United Kingdom’s economy, along with the United States and certain other EU economies, experienced a significant economic slowdown during the financial crisis that began in 2007; certain United Kingdom financial institutions suffered significant losses, were severely under-capitalized and required government intervention to survive.

8

■	Risk of Investing in the United States — The United States is a significant country in which the Fund invests. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
■	Securities Lending Risk — The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
■	Securities Market Risk — Non-U.S. securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
■	Security Risk — Some countries and regions in which the Fund invests have experienced security concerns. Incidents involving a country’s or region’s security may cause uncertainty in these markets and may adversely affect their economies and the Fund’s investments.
■	Small-Capitalization Companies Risk — Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.
■	Structural Risk — The countries in which the Fund invests may be subject to considerable degrees of economic, political and social instability.
■	Technology Industry Group Risk — Technology companies may have limited product lines, markets, financial resources or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights.
■	Telecommunications Sector Risk — Companies in the telecommunications sector may be affected by industry competition, substantial capital requirements, government regulation and obsolescence of telecommunications products and services due to technological advancement.
■	Treaty/Tax Risk — The Fund may operate, in part, through a subsidiary of an underlying ETF, which would in turn invest in securities of Indian issuers. The Fund and the subsidiary rely on the Double Tax Avoidance Agreement between India and Mauritius (“DTAA”) for relief from certain Indian taxes. Treaty renegotiation (particularly to introduce a limitation of benefit clause) or recent legislative changes may result in the Fund withdrawing from the subsidiary, which may result in higher taxes and/or lower returns for the Fund.
■	Utilities Sector Risk — The utilities sector is subject to significant government regulation and oversight. Deregulation may subject utility companies to greater competition and may reduce their profitability. Companies in the utilities sector may be adversely affected due to increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with U.S. federal and state regulations, among other factors.
■	Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the MSCI All Country World Index, which is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. As with all such investments, past performance is not an indication of future results. The bar chart and table do not reflect separate account fees and expenses. If they did, returns would be less than those shown. To the extent that dividends

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and distributions have been paid by the Fund, the performance information for the Fund in the chart and the table assumes reinvestment of the dividends and distributions. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Class I Shares
ANNUAL TOTAL RETURNS
BlackRock iShares® Equity Appreciation V.I. Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 3.16% (quarter ended December 31, 2015) and the lowest return for a quarter was –11.41% (quarter ended September 30, 2015). The year-to-date return as of March 31, 2016 was 0.11%.

As of 12/31/15 Average Annual Total Returns	1 Year	Since Inception (April 30, 2014)
BlackRock iShares® Equity Appreciation V.I. Fund: Class I Shares	(6.50)%	(3.73)%
BlackRock iShares® Equity Appreciation V.I. Fund: Class III Shares	(6.70)%	(3.97)%
MSCI All Country World Index (Reflects no deduction for fees, expenses or taxes)	(2.36)%	(0.21)%

Investment Manager

The Fund’s investment manager is BlackRock.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Amy Whitelaw	2014	Managing Director of BlackRock, Inc.
Vishal Karir, CFA	2016	Director of BlackRock, Inc.
Michael Gates, CFA	2016	Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

Shares of the Fund currently are sold either directly or indirectly (through other variable insurance funds) to separate accounts of insurance companies (the “Insurance Companies”), certain accounts administered by the Insurance Companies (the “Accounts”) to fund benefits under the Contracts issued by the Insurance Companies and other Variable Insurance Trusts. Shares of the Fund may be purchased or sold each day the New York Stock Exchange is open.

The Fund does not have any initial or subsequent investment minimums. However, your Contract may require certain investment minimums. See your Contract prospectus for more information.

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Tax Information

Distributions made by the Fund to an Account, and exchanges and redemptions of Fund shares made by an Account, ordinarily do not cause the corresponding Contract holder to recognize income or gain for Federal income tax purposes. See the Contract prospectus for information regarding the Federal income tax treatment of the distributions to Accounts and the holders of the Contracts.

Payments to Broker/Dealers and Other Financial Intermediaries

BlackRock and its affiliates may make payments relating to distribution and sales support activities to the Insurance Companies and other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Insurance Company or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Visit your Insurance Company’s website, which may have more information.

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Details About the Fund

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the BlackRock iShares® Equity Appreciation V.I. Fund (the “Fund”) and your rights as a shareholder.

How the Fund Invests

Investment Objective

The investment objective of the Fund is to seek to provide growth of capital.

This investment objective is a non-fundamental policy of the Fund and may not be changed without 30 days’ prior notice to shareholders.

Investment Process

The Fund seeks to achieve its investment objective in a risk-efficient manner. The Fund management team aims to deliver high risk-adjusted returns across market cycles. The Fund management team will seek to accomplish this by using an optimization-based portfolio construction process that engineers the Fund’s exposures to capture the management team’s intended exposures while minimizing unintended exposures and risks. Key decision-making variables into the investment process are (i) risk, (ii) correlation, (iii) yield and (iv) expected return. The inputs are historical data adjusted to reflect expected investment conditions and provide more stable forecasts.

The Fund utilizes a dynamic approach to investment management whereby target asset allocations will be updated or confirmed no less frequently than annually. Portfolio rebalancing is market dependent and will be considered at least on a quarterly basis or more frequently if market conditions warrant.

Principal Investment Strategies

The Fund, which is a fund of funds, seeks to achieve its investment objective by investing in a portfolio of underlying exchange-traded funds (“ETFs”) that seek to track equity indices. Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in iShares® ETFs that seek to track equity indices. The 80% policy is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to shareholders.

The underlying ETFs may invest in common stock, preferred stock, rights and warrants to purchase common stock, depositary receipts, securities convertible into common and preferred stock and non-convertible preferred stock. From time to time, the underlying ETFs may invest in shares of companies through initial public offerings (“IPOs”).

The underlying ETFs may invest in securities and other financial instruments of companies of any market capitalization. The underlying ETFs may invest in securities and other financial instruments available in both U.S. and non-U.S. markets, including emerging markets, which can be U.S. dollar-denominated or non-U.S. dollar-denominated and may be currency hedged or unhedged.

The Fund and the underlying ETFs may invest in derivatives, including, but not limited to, interest rate swaps, total return swaps, credit default swaps, variance swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps and foreign currency transactions (including swaps), for hedging purposes, as well as to increase the return on their portfolio investments (although the underlying ETFs are not necessarily required to hedge any of their positions or to use derivatives).

The Fund is classified as diversified under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

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Other Strategies

In addition to the principal strategies discussed above, the Fund may use certain other investment strategies. The Fund may also invest or engage in the following investments/strategies:

■	Borrowing — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions. Borrowing for temporary or emergency purposes may not be consistent with the Fund’s principal investment strategies. Temporary defensive positions may limit the potential for the Fund to achieve its investment objective.
■	Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. The Fund may also invest in restricted securities, which are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market and therefore may be considered to be illiquid. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public and may be considered to be liquid securities.
■	Securities Lending — The Fund may lend securities with a value up to 33 1⁄3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by a team of financial professionals. Amy Whitelaw, Vishal Karir, CFA, and Michael Gates, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Fund. The Statement of Additional Information (the “SAI”) also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The Fund is subject to risks due to its structure as a fund of funds, as well as the same risks as the ETFs in which it invests. The Fund is also subject to the risks associated with the securities in which it invests directly. The principal risks set forth below are the principal risks of investing in the Fund and the ETFs. In the following discussion, references to the “Fund” shall mean any one or more of the relevant ETFs or mutual funds and the Fund, where applicable.

Principal Risks of the Fund’s Fund of Funds Structure

Allocation Risk — The Fund’s ability to achieve its investment objective depends upon BlackRock’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of ETFs and direct investments. There is a risk that BlackRock’s evaluations and assumptions regarding asset classes or ETFs may be incorrect in view of actual market conditions. In addition, there is no guarantee that the ETFs will achieve their investment objectives, and the ETFs’ performance may be lower than the performance of the asset class which they were selected to represent. The ETFs may change their investment objectives or policies without the approval of the Fund. If an ETF were to change its investment objective or policies, the Fund might be forced to withdraw its investment from the ETF at a disadvantageous time and price. Although the quantitative model used to manage Fund’s assets has been developed and refined by BlackRock, neither the Fund nor BlackRock can offer any assurance that the recommended allocation will either maximize returns or minimize risks.

Conflicts of Interest Risk — In managing the Fund, BlackRock will have authority to select and substitute ETFs. BlackRock may be subject to potential conflicts of interest in selecting ETFs because the fees paid to BlackRock by some ETFs are higher than the fees paid by other ETFs. If an ETF holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that ETF.

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Investments in ETFs Risk — The Fund may invest a significant portion of its assets in ETFs, so the Fund’s investment performance is, in part, related to the performance of the ETFs. The Fund’s net asset value will change with changes in the value of the ETFs and other securities in which it invests. As with other investments, investments in other investment companies, including ETFs, are subject to market risk and, for non-index strategies, selection risk. In addition, if the Fund acquires shares of investment companies, including ETFs, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

As the ETFs or the Fund’s allocations among the ETFs change from time to time, or to the extent that the expense ratio of the ETFs changes, the weighted average operating expenses borne by the Fund may increase or decrease.

Investing in an ETF will give the Fund exposure to the securities comprising the index on which the ETF is based. Shares of ETFs are traded on an exchange throughout a trading day, and bought and sold based on market values and not at the ETF’s net asset value. For this reason, shares of an ETF could trade at either a premium or discount to its net asset value. However, the trading prices of index-based ETFs tend to closely track the actual net asset value of the ETF. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs, in addition to a spread (i.e., the difference between what professional investors are willing to pay for ETF shares (the “bid” price) and the price at which they are willing to sell ETF shares (the “ask” price)).

One ETF may buy the same securities that another ETF sells. In addition, the Fund may buy the same securities that an ETF sells, or vice-versa. If this happens, an investor in the Fund would indirectly bear the costs of these transactions without accomplishing the intended investment purpose. Certain of the ETFs may hold common portfolio securities, thereby reducing the diversification benefits of the Fund.

Principal ETF-Specific Risks

Cash Transaction Risk — Certain ETFs intend to effect creations and redemptions principally for cash, rather than primarily in-kind because of the nature of the ETF’s investments. Investments in such ETFs may be less tax efficient than investments in ETFs that effect creations and redemptions in-kind.

Management Risk — If an ETF does not fully replicate the underlying index, it is subject to the risk that the manager’s investment management strategy may not produce the intended results.

Passive Investment Risk — ETFs purchased by the Fund are not actively managed and may be affected by a general decline in market segments relating to their respective indices. An ETF typically invests in securities and other instruments included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.

Representative Sampling Risk — Representative sampling is a method of indexing that involves investing in a representative sample of securities that collectively have a similar investment profile to the index and resemble the index in terms of risk factors and other key characteristics. An ETF may or may not hold every security in the index. When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.

Shares of an ETF May Trade at Prices Other Than Net Asset Value — Shares of an ETF trade on exchanges at prices at, above or below their most recent net asset value. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in Creation Units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses.

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Tracking Error Risk — Imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, which is the divergence of an ETF’s performance from that of its underlying index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because an ETF incurs fees and expenses while its underlying index does not.

Other Principal Risks of Investing in the Fund and/or an Underlying ETF

Asian Economic Risk — Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. During the global recession that began in 2007, many of the export-driven Asian economies experienced the effects of the economic slowdown in the United States and Europe, and certain Asian governments implemented stimulus plans, low-interest rate monetary policies and currency devaluations. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which the Fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the value of the Fund’s investments.

Asset Class Risk — The securities in an underlying index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Commodity Risk — The energy, materials, and agriculture sectors account for a large portion of the exports of certain countries in which the Fund invests. Any changes in these sectors or fluctuations in the commodity markets could have an adverse impact on a country’s economy. Commodity prices may be influenced or characterized by unpredictable factors, including, where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, pestilence, political instability, changes in interest rates and monetary and other governmental policies. Securities of companies held by the Fund that are dependent on a single commodity, or are concentrated in a single commodity sector, may typically exhibit even higher volatility attributable to commodity prices.

Concentration Risk — To the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be more adversely affected by the underperformance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences.

Consumer Discretionary Sector Risk — The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Consumer Services Sector Risk — The success of consumer product manufacturers and retailers (including food and drug retailers, general retailers, media, and travel and leisure) is tied closely to the performance of the domestic and international economy, interest rates, exchange rates, competition and consumer confidence. The consumer services sector depends heavily on disposable household income and consumer spending. Companies in the consumer services sector may be subject to severe competition, which may also have an adverse impact on their profitability. Changes in consumer demographics and preferences may affect the success of consumer service providers.

Currency Risk — Because the Fund’s net asset value (“NAV”) is determined on the basis of the U.S. dollar, investors may lose money if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Custody Risk — Custody risk refers to the risk inherent in the process of clearing and settling trades, as well as the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.

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Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives may also expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Hedging Risk — When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.

Tax Risk — The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service.

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives may become subject to margin requirements when regulations are finalized. Implementation of such regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of swaps and other derivatives may increase the costs to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

In December 2015, the Securities and Exchange Commission (the “SEC’) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund. If the rule goes into effect, it could limit the ability of the Fund to invest or remain invested in derivatives. In addition, other future regulatory developments may impact the Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund itself is regulated. BlackRock cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Risks Specific to Certain Derivatives Used by the Fund

Swaps — Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an
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interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Credit Default Swaps — Credit default swaps may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).
Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange transactions are over-the-counter contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.
Indexed and Inverse Securities — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

Futures — Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Options — An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

Commodity-Linked Derivatives — The value of a commodity-linked derivative investment typically is based upon the price movements of a commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.

Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of fixed-income securities. Therefore, at maturity, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments that are more or less than the stated coupon interest payments.

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In connection with the Fund’s direct and indirect investments in commodity-linked derivatives, the Fund will attempt to manage its counterparty exposure so as to limit its exposure to any one counterparty. However, due to the limited number of entities that may serve as counterparties (and which the Fund believes are creditworthy) at any one time the Fund may enter into swap agreements with a limited number of counterparties and may invest in commodity-linked notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund’s exposure to counterparty credit risk. There can be no assurance that the Fund will be able to limit exposure to any one counterparty at all times.

Commodity-Linked Notes — Commodity-linked notes involve substantial risks, including the risk of loss of a significant portion of their principal value. In addition to commodity risk and general derivatives risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and debt securities.

Dividend-Paying Stock Risk — The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend-paying stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur. Depending upon market conditions, dividend-paying stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors.

Energy Sector Risk — The energy sector of an economy is cyclical and highly dependent on energy prices. The market value of companies in the local energy sector is strongly affected by the levels and volatility of global energy prices, energy supply and demand, capital expenditures on exploration and production of energy sources, energy conservation efforts, exchange rates, interest rates, economic conditions, tax treatment, increased competition and technological advances, among other factors. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of these companies depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this sector. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Any such event could have serious consequences for the general population of the affected area and could have an adverse impact on the Fund’s portfolio and the performance of the Fund. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions.

Equity Securities Risk — The Fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

European Economic Risk — The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt (including, without limitation, the default by Greece) and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries.

Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU, including, with respect to the latter, the United Kingdom, which is a significant market in the global economy. The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and adversely affect the value of the Fund.

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Financials Sector Risk — Companies in the financials sector of an economy are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries of any individual financial company or of the financials sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. During the financial crisis that began in 2007, the deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. During the financial crisis, a number of large financial institutions failed, merged with stronger institutions or had significant government infusions of capital. Instability in the financial markets caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions. In recent years, cyber attacks and technology failures have become increasingly frequent and have caused significant losses.

Geographic Risk — Some of the markets in which the Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, tornadoes, volcanic eruptions, droughts, hurricanes or tsunamis, and are economically sensitive to environmental events. Any such event may adversely impact the economies of these geographic areas, causing an adverse impact on the value of the Fund.

Healthcare Sector Risk — The profitability of companies in the healthcare sector is affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. A number of issuers in the healthcare industry have recently merged or otherwise experienced consolidation. The effects of this trend toward consolidation are unknown and may be far-reaching. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence.

Industrials Sector Risk — The value of securities issued by companies in the industrials sector may be affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Information Technology Sector Risk — Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Issuer Risk — The performance of the Fund depends on the performance of individual securities or assets to which the Fund has exposure. Any issuer of these securities or assets may perform poorly, causing the value of its securities or assets to decline. Poor performance may be caused by poor management decisions, competitive pressures,

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changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid securities or securities that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve investing in securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.

Market Risk — The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected.

Materials Sector Risk — Companies in the materials sector may be adversely affected by commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, technical advances, labor relations and government regulations, among other factors. Also, companies in the materials sector are at risk of liability for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.

Microcap Companies Risk — Stock prices of microcap companies are significantly more volatile than those of larger companies and therefore the Fund’s share price may increase or decrease by a much greater percentage than those of funds that invest solely in stocks issued by larger capitalization companies. Stock prices of microcap companies are also more vulnerable than those of large companies to adverse business and economic developments and the stocks of microcap companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, microcap companies are typically less financially stable than larger, more established companies and may depend on a small number of key personnel, making them highly vulnerable to loss of personnel. These companies also generally have less diverse product lines than larger capitalization companies and are more susceptible to adverse developments related to their products.

Mid-Capitalization Companies Risk — Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and, therefore, the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid, making it difficult for the Fund to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Middle Eastern Economic Risk — Many Middle Eastern countries have little or no democratic tradition and the political and legal systems in such countries may have an adverse impact on the Fund. Many economies in the Middle East are highly reliant on income from the sale of oil or trade with countries involved in the sale of oil, and their economies are therefore vulnerable to changes in the market for oil and foreign currency values. As global demand for oil fluctuates, many Middle Eastern economies may be significantly impacted. Middle Eastern economies may be subject to acts of terrorism, political strife, and sudden outbreaks of hostilities with neighboring countries.

Certain Middle Eastern countries have strained relations with other Middle Eastern countries due to territorial disputes, historical animosities, religious tensions or defense concerns, which may adversely affect the economies of these countries. Certain Middle Eastern countries experience significant unemployment, as well as widespread underemployment.

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Recently, many Middle Eastern countries have experienced political, economic and social unrest as protestors have called for widespread reform. Some of these protests have resulted in regime change. If regime change were to occur in any of these countries, the new government may not immediately stabilize such country, which could adversely affect the economies of Middle Eastern countries in which the Fund invests and could decrease the value of the Fund’s investments.

Non-U.S. Securities Risk — Investments in the securities of non-U.S. issuers are subject to the risks of investing in the markets where such issuers are located, including heightened risks of inflation or nationalization and market fluctuations caused by economic and political developments. As a result of investing in non-U.S. securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

■	Lower levels of liquidity and market efficiency;
■	Greater securities price volatility;
■	Exchange rate fluctuations and exchange controls;
■	Less availability of public information about issuers;
■	Limitations on foreign ownership of securities;
■	Imposition of withholding or other taxes;
■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;
■	Higher transaction and custody costs and delays in settlement procedures;
■	Difficulties in enforcing contractual obligations;
■	Lower levels of regulation of the securities markets;
■	Weaker accounting, disclosure and reporting requirements; and
■	Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may differ and/or may not be as extensive or protective as those that apply in the United States.

North American Economic Risk — The United States is Canada’s and Mexico’s largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.

Preferred Stock Risk — Unlike interest payments on a debt security, dividend payments on a preferred stock typically must be declared by the issuer’s board of directors. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on preferred stock at any time. In the event an issuer of preferred stock experiences economic difficulties, the issuer’s preferred stock may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare a dividend and the fact that the preferred stock may be subordinated to other securities of the same issuer. Certain additional risks associated with preferred stock could adversely affect investments in the Fund.

Interest Rate Risk. Because many preferred stocks pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds -that is, as interest rates rise, the value of the preferred stocks held by the Fund are likely to decline. To the extent that the Fund invests a substantial portion of its assets in fixed rate preferred stocks, rising interest rates may cause the value of the Fund’s investments to decline significantly.

Issuer Risk. Because many preferred stocks allow holders to convert the preferred stock into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer’s common stock. To the extent that the Fund invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Fund’s investments to decline.

Dividend Risk. There is a chance that the issuer of any of the Fund’s holdings will have its ability to pay dividends deteriorate or will default (i.e., fail to make scheduled dividend payments on the preferred stock or scheduled interest payments on other obligations of the issuer not held by the Fund), which would negatively affect the value of any such holding.

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Call Risk. Preferred stocks are subject to market volatility and the prices of preferred stocks will fluctuate based on market demand. Preferred stocks often have call features that allow the issuer to redeem the security at its discretion. If a preferred stock is redeemed by the issuer, it will be removed from an underlying index. The redemption of preferred stocks having a higher than average yield may cause a decrease in the yield of the underlying index and the Fund. Because an underlying index is rebalanced annually, the removal of a large number of preferred stocks during the year due to maturity, redemption, conversion or other corporate action may cause the underlying index to be periodically concentrated in a smaller number of issuers or in issuers of a particular sector or industry.

Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.

Privatization Risk — Some countries in which the Fund invests have privatized, or have begun the process of privatizing, certain entities and industries. Newly privatized companies may face tough competition from government-sponsored competitors that have not been privatized. In some instances, investors in newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or changing regulatory and legal standards or, in some cases, due to re-nationalization of such privatized entities. There is no assurance that such losses will not recur.

Producer Durables Industry Group Risk — The producer durables industry group includes companies involved in the design, manufacture or distribution of industrial durables such as electrical equipment and components, industrial products, and housing and telecommunications equipment. These companies may be affected by changes in domestic and international economies and politics, consolidation, and excess capacity. Companies in the producer durables industry group face intense competition, which may have an adverse effect on their profitability. The success of companies in the producer durables industry group may be strongly affected by changes in consumer demands, spending, tastes and preferences. Companies in the producer durables industry group may be dependent on outside financing, which may be difficult to obtain. Producer durables companies may be unable to protect their intellectual property rights or may be liable for infringing the intellectual property rights of others. In addition, these companies may be significantly affected by other factors such as economic cycles, rapid technological obsolescence, government regulations, labor relations, delays in modernization, and overall capital spending levels.

Reliance on Trading Partners Risk — Economies in emerging market countries generally are heavily dependent upon commodity prices and international trade and, accordingly, these countries have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls or managed adjustments in relative currency values and may suffer from extreme and volatile debt burdens or inflation rates.

Risk of Investing in Australia — Investment in Australian issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to Australia. The Australian economy is heavily dependent on exports from the energy, agricultural and mining sectors. As a result, the Australian economy is susceptible to fluctuations in the commodity markets. The Australian economy is also becoming increasingly dependent on its growing services industry. The Australian economy is dependent on trading with key trading partners, including the United States, China, Japan, Singapore and certain European countries. Reduction in spending on Australian products and services, or changes in any of the economies may cause an adverse impact on the Australian economy.

Risk of Investing in Canada — The United States is Canada’s largest trading and investment partner, and the Canadian economy is significantly affected by developments in the U.S. economy. Since the implementation of NAFTA in 1994 among Canada, the United States and Mexico, total two-way merchandise trade between the United States and Canada has more than doubled. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which has further affected Canada’s dependency on the U.S. economy. Any downturn in U.S. or Mexican economic activity is likely to have an adverse impact on the Canadian economy. The Canadian economy is also dependent upon external trade with other key trading partners, including China and the EU. In addition, Canada is a large supplier of natural resources (e.g., oil, natural gas and agricultural products). As a result, the Canadian economy is sensitive to fluctuations in certain commodity prices.

Risk of Investing in Emerging Markets — Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuation and greater risks associated with custody

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of securities than developed markets. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment.

Risk of Investing in Frontier Markets — Frontier markets are those emerging markets considered to be among the smallest, least mature and least liquid. Investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. This is due to, among other things, smaller economies, less developed capital markets, greater market volatility, lower trading volume, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in more developed markets. Frontier markets are even more prone to economic shocks associated with political and economic risks than are emerging markets generally. Many frontier market countries may be dependent on commodities, foreign trade or foreign aid. As a result, those risks traditionally associated with investments in emerging markets may be more pronounced with respect to investments in frontier market economies.

Risk of Investing in India — India is an emerging market country and exhibits significantly greater market volatility from time to time in comparison to more developed markets. Political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets may result in higher potential for losses.

Moreover, governmental actions can have a significant effect on the economic conditions in India, which could adversely affect the value and liquidity of the Fund’s investments. The securities markets in India are comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. The limited liquidity of the Indian securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time that it desires.

Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. In addition, the Reserve Bank of India (“RBI”) has imposed limits on foreign ownership of Indian securities, which may decrease the liquidity of the Fund’s portfolio and result in extreme volatility in the prices of Indian securities. These factors, coupled with the lack of extensive accounting, auditing and financial reporting standards and practices, as compared to the United States, may increase the Fund’s risk of loss.

Further, certain Indian regulatory approvals, including approvals from the Securities and Exchange Board of India (“SEBI”), the RBI, the central government and the tax authorities (to the extent that tax benefits need to be utilized), may be required before the Fund can make investments in the securities of Indian companies.

Risk of Investing in Japan — Japan may be subject to political, economic, nuclear and labor risks, among others. Any of these risks, individually or in the aggregate, can impact an investment made in Japan.

Economic Risk. The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed economies. Since the year 2000, Japan’s economic growth rate has remained relatively low and it may remain low in the future. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan is also heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the Japanese economy.

Political Risk. Historically, Japan has had unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the Fund’s investments. In addition, China has become an important trading partner with Japan. Japan’s political relationship with China, however, has become strained. Should political tension increase, it could adversely affect the Japanese economy and destabilize the region as a whole.

Large Government Debt Risk. The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy.

Currency Risk. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. The Japanese government has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors.

Nuclear Energy Risk. The nuclear power plant catastrophe in Japan in March 2011 may have long-term effects on the Japanese economy and its nuclear energy industry, the extent of which are currently unknown.

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Labor Risk. Japan has an aging workforce and has experienced a significant population decline in recent years. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.

Geographic Risk. Natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could occur in Japan or surrounding areas and could negatively affect the Japanese economy, and, in turn, could negatively affect the Fund.

Risk of Investing in Kuwait — Kuwait is highly reliant on income from the sale of oil and trade with other countries involved in the sale of oil, and its economy is therefore vulnerable to changes in the market for oil and foreign currency values. As global demand for oil fluctuates, Kuwait may be significantly impacted. Historically, tensions between Iraq and Kuwait have sometimes resulted in conflict. Any outbreak of hostilities between the two countries, or other countries in the region, could have a severe adverse effect on the Kuwaiti economy and its securities markets. Recently, Kuwait has experienced anti-government protests. If the current Kuwaiti government were to change or become unable to function, any resulting instability could adversely affect the Kuwaiti economy.

Risk of Investing in Russia — Investing in Russian securities involves significant risks, in addition to those described under “Risk of Investing in Emerging Markets” and “Non-U.S. Securities Risk” that are not typically associated with investing in U.S. securities, including:

■	The risk of delays in settling portfolio transactions and the risk of loss arising out of the system of share registration and custody used in Russia;
■	Risks in connection with the maintenance of the Fund’s portfolio securities and cash with foreign sub-custodians and securities depositories, including the risk that appropriate sub-custody arrangements will not be available to the Fund;

■	The risk that the Fund’s ownership rights in portfolio securities could be lost through fraud or negligence as a result of the fact that ownership in shares of Russian companies is recorded by the companies themselves and by registrars, rather than by a central registration system; and

■	The risk that the Fund may not be able to pursue claims on behalf of its shareholders because of the system of share registration and custody, and because Russian banking institutions and registrars are not guaranteed by the government.

The United States and the EU have imposed economic sanctions on certain Russian individuals and a financial institution. The United States or the EU could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities.

Risk of Investing in the United Kingdom — Investment in United Kingdom issuers may subject the Fund to regulatory, political, currency, security, and economic risks specific to the United Kingdom. The United Kingdom’s economy relies heavily on the export of financial services to the United States and other European countries. A prolonged slowdown in the financial services sector may have a negative impact on the United Kingdom’s economy. In the past, the United Kingdom has been a target of terrorism. Acts of terrorism in the United Kingdom or against United Kingdom interests abroad may cause uncertainty in the United Kingdom’s financial markets and adversely affect the performance of the issuers to which the Fund has exposure. The United Kingdom’s economy, along with the United States and certain other European economies, experienced a significant economic slowdown during the financial crisis that began in 2007.

Risk of Investing in the United States — Issuers located in the United States constitute a majority of the Fund’s holdings. Decreasing imports or exports, changes in trade regulations and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The financial crisis that began in 2007 caused a significant decline in the value and liquidity of issuers in the United States. Policy and legislative changes in the United States are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund has exposure.

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Securities Lending Risk — The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

Securities Market Risk — Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in the United States (and other developed countries). In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities.

Security Risk — Some geographic areas in which the Fund invests have experienced acts of terrorism or strained international relations due to territorial disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets of these geographic areas and may adversely affect their economies.

Small-Capitalization Companies Risk — Stock prices of small-capitalization companies may be more volatile than those of larger companies and, therefore, the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by mid- or large-capitalization companies. Stock prices of small-capitalization companies are generally more vulnerable than those of mid- or large-capitalization companies to adverse business and economic developments. Securities of small-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small-capitalization companies are typically less financially stable than larger, more established companies and may depend on a small number of essential personnel, making them more vulnerable to experiencing adverse effects due to the loss of personnel. Small-capitalization companies also normally have less diverse product lines than those of mid- or large-capitalization companies and are more susceptible to adverse developments concerning their products.

Structural Risk — Certain emerging market countries are subject to a considerable degree of economic, political and social instability.

Economic Risk. Some emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, while others have experienced economic recessions causing a negative effect on the economies and securities markets of such emerging countries.

Expropriation Risk. Investing in emerging market countries involves a great risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital invested by certain emerging market countries.

Political and Social Risk. Some governments in emerging market countries are authoritarian in nature or have been installed or removed as a result of military coups, and some governments have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, may exacerbate social unrest, violence and/or labor unrest in some emerging market countries. Unanticipated political or social developments may result in sudden and significant investment losses.

Technology Industry Group Risk — Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology industry group are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights would adversely affect the profitability of these companies.

Telecommunications Sector Risk — The telecommunications sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The domestic telecommunications market is characterized by increasing competition and regulation by the U.S. Federal Communications Commission and various state regulatory authorities. Companies in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain telecommunications companies obsolete.

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Treaty/Tax Risk — The Fund may operate, in part, through a subsidiary of an underlying ETF, which would in turn invest in securities of Indian issuers. At this time, the subsidiary should be eligible to take advantage of the benefits of the Double Tax Avoidance Agreement between India and Mauritius (the “DTAA”). Numerous investors have relied on the benefits of the DTAA to invest in India through Mauritius in the past. However, in the past 10-15 years, a number of parties have challenged the DTAA or the interpretation of the DTAA. Circular 789, issued on April 13, 2000 by the Indian Central Board of Direct Taxes (“CBDT”), clarifies that whenever the Mauritius revenue authorities have issued a certificate of tax residence, such certificate would constitute sufficient evidence for accepting the status of residence of Mauritius tax residents for purposes of applying the provisions of the DTAA. The Supreme Court of India in 2003 subsequently held and declared Circular 789 to be valid following litigation regarding Circular 789. As of the date of this Prospectus, Circular 789 is still valid and in force.

However, recently issued rulings suggest that the Indian tax administration’s analysis may have changed, and that the tax authorities may now focus on a number of factors when assessing whether a foreign entity is eligible for the benefit of the provisions of a tax treaty, including, among others, the place of management of the foreign resident company and the level of substance in the jurisdiction in which it is incorporated. In addition, both the Indian tax administration and Indian courts seem now to be taking aggressive efforts to challenge structures involving offshore funds investing directly or indirectly in India, in particular those from Mauritius. Further, the Finance Act, 2013 (“FA 13”) provides that an investor is required to submit the tax residency certificate (“TRC”) as issued in the country of residence and provide other documents and information as prescribed by the Government to claim benefits under the DTAA.

It is possible that the governments of India and Mauritius may renegotiate the terms of the DTAA to include, among other things, a limitation of benefit clause. No assurance can be given that the terms of the DTAA will not be renegotiated or subject to a different interpretation in the future. Any change in the provisions of the DTAA or in its applicability to the subsidiary could result in the imposition of withholding and capital gains taxes and other taxes on the subsidiary by tax authorities in India. This could significantly reduce the return to the Fund on its investments and the return received by the Fund’s shareholders.

Indian Tax Risk. In 2010, it was proposed that the Income Tax Act (“IT Act”) may be replaced with the Direct Taxes Code. The Parliamentary Standing Committee released its comments on the draft Direct Taxes Code on March 9, 2012, which is under consideration by the Government of India. The revised Direct Taxes Code is yet to be tabled before the Parliament for reconsideration.

Given the delay in enacting the Direct Taxes Code, the Government of India, through the Finance Act, 2012 (“FA 12”), which was enacted on May 28, 2012, had introduced certain key changes to the existing tax framework in India. FA 12 introduced provisions that impose Indian tax and withholding obligations with respect to the transfer of shares in an overseas company that derives its value substantially from assets situated in India (“indirect transfers”). Because the Fund invests in Indian securities through the subsidiary, this legislation by its terms subjects shareholder redemptions of Fund shares and sales of Fund investments to Indian tax and withholding obligations, both prospectively as well as retroactively. However, the CBDT issued a letter on May 29, 2012 clarifying the reopening of completed assessments as a result of the retroactive amendments introduced by the Finance Act. Under this letter, the CBDT has directed Indian tax authorities to not reopen any assessment proceedings that were completed before April 1, 2012 and where no notice for reassessment has been issued prior to that date. It has also been clarified that any assessment or any other order which stands validated due to the amendments in the Finance Act would be enforced. Given this clarification issued by the CBDT, the Fund does not expect that shareholders or the Fund will become subject to tax or to withholding obligations with respect to completed assessments.

An Expert Committee formed by the Government of India was constituted to examine the implications of the above amendment, which provides for taxing indirect transfer of Indian assets in India. Based on the consultations received from stakeholders, the Expert Committee in its report has recommended that the above deemed provisions should not apply in the following cases:

■	where a non-resident investor has made any investment, directly or indirectly, in a foreign institutional investor (“FII”) which has invested in India;
■	investment by the non-resident investor in a fund or a fund pooling vehicle, which does not result in participation in control and management of the fund;
■	where a non-resident investor along with its associates, does not have more than 26% share in total capital of the company.

Accordingly, the Expert Committee has recommended that the non-resident will not be taxable in India in relation to investments made by the Fund/FII in India in the above situations.

The Expert Committee has also recommended that amendments should be applied prospectively and not retrospectively.

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If the recommendations made by the Expert Committee are accepted by the Government of India then the non-resident shareholders of the Fund/subsidiary would not be taxed in India on indirect transfer of shares.

However, the above amendment does not override the provisions of DTAA which India has entered into with many countries. Hence, if the non-resident investor in the Fund is situated in a favorable tax jurisdiction (such as Mauritius, Singapore, etc.), then capital gains on such indirect transfer may not be chargeable to tax in view of the DTAA entered into between India and the respective countries.

In addition, FA 12 had introduced the general tax anti-avoidance rules (“GAAR”) to curb aggressive tax planning with the use of sophisticated structures and was to be effective from April 1, 2013. Based on recommendations of the Expert Committee on GAAR established by the Government of India, FA 13 (which was enacted on May 10, 2013) has deferred the implementation of GAAR by two years and has also made some changes to the provisions of GAAR. GAAR would be now effective from the financial year beginning from April 1, 2015 onwards.

As per the current provisions of GAAR, an arrangement entered into by a taxpayer may be declared to be an impermissible avoidance arrangement, if the ‘main purpose’ of the arrangement is to obtain a ‘tax benefit’ and the arrangement:

■	creates rights, or obligations, which are not ordinarily created between persons dealing at arm’s length;
■	results, directly or indirectly, in the misuse, or abuse, of the provisions of IT Act;
■	lacks commercial substance; or
■	is entered into, or carried out, by means, or in a manner, which are not ordinarily employed for bona fide purposes.

Once an arrangement is declared to be an impermissible avoidance arrangement, wide powers have been granted to tax authorities to deny tax treaty benefits, disregard or re-characterize transactions, re-characterize equity into debt and vice versa.

Further, certain recommendations of the Expert Committee were accepted by the Government of India, vide press release dated January 14, 2013, but the same have not been incorporated in the legislation. These recommendations include, among others, a provision for grandfathering of existing investments, a minimum monetary threshold of 30 million Indian Rupees tax benefit for invoking GAAR, and the non-application of GAAR to non-resident investors of the FIIs and FIIs who do not take benefits under DTAAs. The Expert Committee has also recommended that where Circular No. 789 of 2000 with respect to Mauritius is applicable, GAAR provisions shall not apply to examine the genuineness of the residency of an entity set up in Mauritius. However, the Indian Government has not given any comment either accepting or rejecting the aforesaid recommendation on the applicability of Circular No. 789 of 2000 vis-á-vis GAAR.

However, GAAR may prevent the Fund from realizing the planned tax benefits of the subsidiary, irrespective of existing beneficial treaty provisions, may lead to the imposition of tax liabilities and withholding obligations, and may lead the Fund to modify or disassemble its subsidiary structure.

GAAR implementation has been deferred until April 1, 2017, with new investments made prior to such date grandfathered from GAAR applicability. It is expected that a number of uncertainties with respect to GAAR implementation will be resolved by then.

Provisions of the current legislation and the Direct Taxes Code (if enacted), could change the manner in which the subsidiary is currently taxed in India and could adversely impact the returns to the Fund/subsidiary and its shareholders. The Fund will continue to monitor developments in India with respect to these matters. Investors are urged to consult their own tax advisers with respect to their own tax situations and the tax consequences of an investment in the Fund.

Utilities Sector Risk — Deregulation may subject utility companies to greater competition and may adversely affect their profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. In addition, the deregulation may eliminate restrictions on the profits of certain utility companies, but may also subject these companies to greater risks of loss. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict utility companies’ access to new markets, thereby diminishing these companies’ long-term prospects. There is no assurance that regulatory authorities will grant rate increases in the

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future, or that such increases will be adequate to permit the payment of dividends on stocks issued by a utility company. The deregulation of certain utility companies may eliminate restrictions on profits, but may also subject these companies to greater risks of loss. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies.

Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Other Risks of Investing in the Fund and/or an Underlying ETF

The Fund and/or an underlying ETF may also be subject to certain other risks associated with its investments and investment strategies, including:

Borrowing Risk — Borrowing may exaggerate changes in the net asset value of Fund or underlying ETF shares and in the return on the Fund’s or an underlying ETF’s portfolio. Borrowing will cost the Fund or an underlying ETF interest expense and other fees. The costs of borrowing may reduce the Fund’s or an underlying ETF’s return. Borrowing may cause the Fund or an underlying ETF to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Information About the ETFs

The Fund may invest in any of the ETFs listed below. The table sets forth (i) the names of the ETFs, and (ii) brief descriptions of their investment objectives and principal investment strategies. The list of ETFs is subject to change at the discretion of BlackRock without notice to shareholders.

Prospectuses for any of these ETFs can be accessed at www.iShares.com/prospectus or obtained by calling (800) 474-2737.

ETFs

BFA, an affiliate of BlackRock and each underlying ETF’s investment adviser, uses a “passive” or indexing approach to try to achieve each ETF’s investment objective. Unlike many investment companies, the ETF does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the ETF will substantially outperform the Underlying Index (as defined below) but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

For some ETFs, BFA may invest in all securities included in the Underlying Index in roughly the same proportions as each security is weighted in such Underlying Index in an indexing strategy known as “full replication.” For other ETFs, BFA uses a representative sampling indexing strategy to manage the ETFs. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error risk to a greater extent than a fund that seeks to replicate an index.

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An ETF will at all times invest at least 80% of its assets in the securities of the Underlying Index or in depositary receipts representing securities in its Underlying Index. The ETF may invest the remainder of its assets in other securities, including securities not in the Underlying Index, but which BFA believes will help track the Underlying Index. Certain ETFs may also hold futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the ETF and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

Each ETF will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. Government securities are not considered to be issued by members of any industry.

Fund Name	Investment Objective and Principal Investment Strategies
iShares® Core High Dividend ETF	The fund seeks to track the investment results of an index composed of relatively high dividend paying U.S. equities.

The fund seeks to track the investment results of the Morningstar® Dividend Yield Focus IndexSM (the “Underlying Index”), which offers exposure to high quality U.S.-domiciled companies that have had strong financial health and an ability to sustain above average dividend payouts. Underlying Index constituents are drawn from the pool of stocks issued by U.S.-domiciled companies that trade publicly on the New York Stock Exchange (“NYSE”), the NYSE Amex Equities, or The NASDAQ Stock Market. The Underlying Index is a subset of the Morningstar® U.S. Market IndexSM (a diversified broad market index that represents approximately 97% of the market capitalization of publicly-traded U.S. stocks). The Underlying Index is comprised of qualified income paying securities that are screened for superior company quality and financial health as determined by Morningstar, Inc.’s (“Morningstar”) proprietary index methodology. Stocks in the Underlying Index represent the top 75 yielding stocks meeting the screening requirements. The Morningstar index methodology determines “company quality” in accordance with the Morningstar Economic MoatTM rating system, in which companies are expected to earn above-average profits and sustain their dividend. Stocks in the Underlying Index are designated as having a rating of either “narrow” or “wide” based on the strength of the company’s competitive advantage. Additionally, companies are screened for “financial health” using Morningstar’s Distance to Default measure, a quantitative option pricing approach that estimates a company’s probability of default. To qualify for inclusion in the Underlying Index, constituents must have a Morningstar Economic Moat rating of “narrow” or “wide” and have a Morningstar Distance to Default score in the top 50% of eligible dividend-paying companies. For those companies that are not assigned a Morningstar Economic Moat rating, these companies must demonstrate a Morningstar Distance to Default score in the top 30% of eligible dividend-paying companies. Additionally, each constituent’s dividend must be deemed to be qualified income. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer goods, consumer staples, energy, oil & gas and telecommunications companies.

iShares® Core MSCI EAFE ETF	The fund seeks to track the investment results of an index composed of large-, mid- and small-capitalization developed market equities, excluding the U.S. and Canada.

The fund seeks to track the investment results of the MSCI EAFE IMI (the “Underlying Index”), which has been developed by MSCI Inc. as an equity benchmark for its international stock performance. The Underlying Index is designed to measure large-, mid- and small-capitalization equity market performance and includes stocks from Europe, Australasia and the Far East and, as of June 30, 2015, consisted of the following 21 developed market countries or regions: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Components primarily include consumer discretionary, financials and industrials companies.

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Fund Name	Investment Objective and Principal Investment Strategies
iShares® Core MSCI Emerging Markets ETF	The fund seeks to track the investment results of an index composed of large-, mid- and small-capitalization emerging market equities.

The fund seeks to track the investment results of the MSCI Emerging Markets Investable Market Index (IMI) (the “Underlying Index”), which is designed to measure large-, mid- and small-cap equity market performance in the global emerging markets. As of June 30, 2015, the Underlying Index consisted of the following 23 emerging market countries: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. As of June 30, 2015, the Underlying Index was comprised of 2,724 constituents. Components of the Underlying Index primarily include consumer discretionary, financials and information technology companies.

iShares® Core MSCI Pacific ETF	The fund seeks to track the investment results of an index composed of large-, mid- and small-capitalization Pacific region equities.

The fund seeks to track the investment results of the MSCI Pacific IMI (the “Underlying Index”), a free float adjusted market capitalization-weighted index which consists of stocks from the following five countries or regions: Australia, Hong Kong, Japan, New Zealand and Singapore. The Underlying Index may include large-, mid- or small capitalization companies. Components of the Underlying Index primarily include consumer discretionary, financials and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.

iShares® Core S&P 500 ETF	The fund seeks to track the investment results of an index composed of large-capitalization U.S. equities.

The fund seeks to track the investment results of the S&P 500® (the “Underlying Index”), which measures the performance of the large-capitalization sector of the U.S. equity market. As of March 31, 2015, the Underlying Index included approximately 80% of the market capitalization of all publicly-traded U.S. equity securities. The component stocks are weighted according to the float-adjusted market value of their outstanding shares. The Underlying Index consists of stocks from a broad range of industries. Components primarily include financials, healthcare and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares® Core S&P Mid-Cap ETF	The fund seeks to track the investment results of an index composed of mid-capitalization U.S. equities.

The fund seeks to track the investment results of the S&P MidCap 400® (the “Underlying Index”), which measures the performance of the mid-capitalization sector of the U.S. equity market. As of March 31, 2015, the Underlying Index included approximately 7% of the market capitalization of all U.S. equity securities. The stocks in the Underlying Index have a market capitalization between $1.4 billion and $5.9 billion at time of entry, and which may fluctuate depending on the overall level of the equity markets, and are selected for liquidity and industry group representation. The Underlying Index consists of stocks from a broad range of industries. Components primarily include financials, industrials and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares® Core S&P Small-Cap ETF	The fund seeks to track the investment results of an index composed of small-capitalization U.S. equities.

The fund seeks to track the investment results of the S&P SmallCap 600® (the ”Underlying Index”), which measures the performance of the small-capitalization sector of the U.S. equity market. As of March 31, 2015, the Underlying Index included approximately 3% of the market capitalization of all U.S. equity securities. The stocks in the Underlying Index have a market capitalization between $400 million and $1.8 billion at time of entry, which may fluctuate depending on the overall level of the equity markets, and are selected for liquidity and industry group representation. The Underlying Index consists of stocks from a broad range of industries. Components primarily include financials, industrials and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

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Fund Name	Investment Objective and Principal Investment Strategies
iShares® Core U.S. Growth ETF (formerly known as iShares® Russell 3000 Growth ETF)

The fund seeks to track the investment results of a broad-based index composed of U.S. equities that exhibit growth characteristics.

The fund seeks to track the investment results of the Russell 3000 Growth Index (the “Underlying Index”), which measures the performance of the growth sector of the broad U.S. equity market. It is a subset of the Russell 3000® Index, representing, as of March 31, 2015, approximately 69% of the total market value of the Russell 3000 Index. The Underlying Index measures the performance of equity securities of Russell 3000 Index issuers with relatively higher price-to-book ratios and higher forecasted growth. The Russell 3000 Index is a float-adjusted capitalization-weighted index of the largest public issuers domiciled in the U.S. and its territories. Total market capitalization reflects all equity shares outstanding, while total market value reflects float-adjusted capitalizations based on equity shares available for general investment. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer discretionary, healthcare, information technology and technology companies.

iShares® Core U.S. Value ETF (formerly known as iShares® Russell 3000 Value ETF)

The fund seeks to track the investment results of a broad-based index composed of U.S. equities that exhibit value characteristics.

The fund seeks to track the investment results of the Russell 3000 Value Index (the “Underlying Index”), which measures the performance of the value sector of the broad U.S. equity market. It is a subset of the Russell 3000® Index. As of March 31, 2015, the Underlying Index represents approximately 61% of the total market value of the Russell 3000 Index. The Underlying Index measures the performance of equity securities of Russell 3000 Index issuers with relatively lower price-to-book ratios and lower forecasted growth. The Russell 3000 Index is a float-adjusted capitalization-weighted index of the largest public issuers domiciled in the U.S. and its territories. Total market capitalization reflects all equity shares outstanding, while total market value reflects float-adjusted capitalizations based on equity shares available for general investment. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include energy, financials, healthcare and industrials companies.

iShares® Europe ETF	The fund seeks to track the investment results of an index composed of European equities.

The fund seeks to track the investment results of the S&P Europe 350 (the “Underlying Index”), which measures the performance of the stocks of leading companies in the following countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The market capitalization of constituent companies is adjusted to reflect the available float and, if necessary, any foreign investment restrictions. The stocks in the Underlying Index are chosen for market size, liquidity, industry group representation and geographic diversity. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer staples, financials and healthcare companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares® International Select Dividend ETF	The fund seeks to track the investment results of an index composed of relatively high dividend paying equities in non-U.S. developed markets.

The fund seeks to track the investment results of the Dow Jones EPAC Select Dividend Index (the “Underlying Index”), which measures the performance of a selected group of equity securities issued by companies that have provided relatively high dividend yields on a consistent basis over time. Dividend yield is calculated using a stock’s unadjusted indicated annual dividend (not including any special dividends) divided by its unadjusted price. The Underlying Index is comprised of 100 of the highest dividend-yielding securities in the Dow Jones Developed Markets ex-U.S. Index, which measures the performance of stocks that trade in developed markets, excluding the United States. To be included in the Underlying Index, (i) the company must have paid dividends in each of the previous three years; (ii) the company’s previous year’s dividend-per-share ratio must be greater than or equal to its three year average annual dividend-per-share ratio;

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Fund Name	Investment Objective and Principal Investment Strategies
iShares® International Select Dividend ETF (continued)
(iii) the company’s five-year average dividend coverage ratio must be greater than or equal to two-thirds of the five-year average dividend coverage ratio of the corresponding Dow Jones Global Indexes® country index, or greater than 118%, whichever is greater; and (iv) the company’s securities must have a three-month average daily dollar trading volume of at least $3 million. The Underlying Index is reviewed annually; however, component changes may take place on a quarterly basis. As of March 31, 2015, the Underlying Index was comprised of stocks of companies in the following markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

As of March 31, 2015, the Underlying Index had a total market capitalization of approximately $2.14 trillion. The fund invests in foreign securities which may in some cases not produce qualifying dividend income. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include energy, financials, industrials and oil & gas companies.

iShares® Micro-Cap ETF	The fund seeks to track the investment results of an index composed of micro-capitalization U.S. equities.

The fund seeks to track the investment results of the Russell Microcap® Index (the “Underlying Index”), which measures the performance of the microcap sector of the U.S. equity market. The Underlying Index is a float-adjusted capitalization-weighted index and includes equity securities issued by issuers with total market capitalizations ranging from approximately $5 million to $5.2 billion, although this range may change from time to time. The Underlying Index consists of approximately the 1,000 smallest issuers in the Russell 3000® Index plus the next smallest 1,000 issuers in the equity universe as determined by Frank Russell Company (“Russell”). As of March 31, 2015, the Underlying Index includes issuers representing approximately 2% of the total market capitalization of all publicly-traded U.S. equity securities. Components primarily include financials, healthcare, information technology and technology companies.

iShares® MSCI Canada ETF	The fund seeks to track the investment results of an index composed of Canadian equities.

The fund seeks to track the investment results of the MSCI Canada Index (the “Underlying Index”), which consists of stocks traded primarily on the Toronto Stock Exchange. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include energy, financials and materials companies.

iShares® MSCI EAFE ETF	The fund seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada.

The fund seeks to track the investment results of the MSCI EAFE Index (the “Underlying Index”), which has been developed by MSCI Inc. as an equity benchmark for international stock performance. The Underlying Index includes stocks from Europe, Australasia and the Far East and, as of June 30, 2015, consisted of the following 21 developed market countries or regions: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Underlying Index may include large- or mid-capitalization companies. Components of the Underlying Index primarily include consumer discretionary, financials and industrials companies.

iShares® MSCI EAFE Small-Cap ETF	The fund seeks to track the investment results of an index composed of small-capitalization developed market equities, excluding the U.S. and Canada.

The fund seeks to track the investment results of the MSCI EAFE Small Cap Index (the “Underlying Index”), which represents the small-cap segment of the MSCI EAFE IMI Index. As of June 30, 2015, the Underlying Index consisted of the following 21 developed market countries or regions: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Under MSCI’s Global Investable Market Index methodology, the small-cap universe consists of securities of those companies not included in the large-cap or mid-cap segments of a particular market, which together comprise approximately 85% of each market’s free float-adjusted market capitalization. The small-cap segment covers the 85%-99% range of each market’s free float-adjusted market capitalization. Components primarily include consumer discretionary, financials and industrials companies.

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Fund Name	Investment Objective and Principal Investment Strategies
iShares® MSCI Frontier 100 ETF	The fund seeks to track the investment results of an index composed of frontier market equities.

The fund seeks to track the investment results of the MSCI Frontier Markets 100 Index (the “Underlying Index”), which is designed to measure equity market performance of frontier markets while putting stronger emphasis on tradability compared to the MSCI Frontier Markets IMI. Frontier market countries are those emerging market countries that are considered to be among the smallest, least mature and least liquid. As of June 30, 2015, the Underlying Index consisted of issuers in the following 15 frontier market countries: Argentina, Bangladesh, Jordan, Kazakhstan, Kenya, Kuwait, Mauritius, Morocco, Nigeria, Oman, Pakistan, Romania, Slovenia, Sri Lanka and Vietnam. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include energy, financials, and telecommunications companies.

iShares® Russell 1000 ETF	The fund seeks to track the investment results of an index composed of large- and mid-capitalization U.S. equities.

The fund seeks to track the investment results of the Russell 1000® Index (the “Underlying Index”), which measures the performance of large- and mid-capitalization sectors of the U.S. equity market. The Underlying Index includes issuers representing approximately 92% of the market capitalization of all publicly-traded U.S. equity securities. The Underlying Index is a float-adjusted capitalization-weighted index of equity securities issued by the approximately 1,000 largest issuers in the Russell 3000® Index. As of March 31, 2015, the Underlying Index represented approximately 91% of the total market capitalization of the Russell 3000 Index. Total market capitalization reflects all equity shares outstanding, while total market value reflects float-adjusted capitalizations based on equity shares available for general investment. Components primarily include consumer discretionary, financials, healthcare, information technology and technology companies.

iShares® Russell 2000 ETF	The fund seeks to track the investment results of an index composed of small-capitalization U.S. equities.

The fund seeks to track the investment results of the Russell 2000® Index (the “Underlying Index”), which measures the performance of the small-capitalization sector of the U.S. equity market. The Underlying Index includes issuers representing approximately 9% of the total market capitalization of all publicly-traded U.S. equity securities. The Underlying Index is a float-adjusted capitalization-weighted index of equity securities issued by the approximately 2,000 smallest issuers in the Russell 3000® Index. As of March 31, 2015, the Underlying Index represented approximately 10% of the total market capitalization of the Russell 3000 Index. Total market capitalization reflects all equity shares outstanding, while total market value reflects float-adjusted capitalizations based on equity shares available for general investment. Components primarily include consumer discretionary, financials, healthcare and information technology companies.

iShares® Russell 3000 ETF	The fund seeks to track the investment results of a broad-based index composed of U.S. equities.

The fund seeks to track the investment results of the Russell 3000® Index (the “Underlying Index”), which measures the performance of the broad U.S. equity market. As of March 31, 2015, the Underlying Index included issuers representing approximately 98% of the total market capitalization of all publicly-traded U.S.-domiciled equity securities. The Underlying Index is a float-adjusted capitalization-weighted index of the largest public issuers domiciled in the U.S. and its territories. Total market capitalization reflects all equity shares outstanding, while total market value reflects float-adjusted capitalizations based on equity shares available for general investment. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer discretionary, financials healthcare, information technology and technology companies.

iShares® S&P 100 ETF	The fund seeks to track the investment results of an index composed of 100 large-capitalization U.S. equities.

The fund seeks to track the investment results of the S&P 100® (the “Underlying Index”), which measures the performance of the large-capitalization sector of the U.S. equity market. It is a subset of the S& P 500® and consists of blue chip stocks from a broad range of industries in the S&P 500® with exchange listed options. As of March 31, 2015, the Underlying Index represented approximately 49% of the market capitalization of U.S. equities. Components primarily include financials, healthcare and information technology companies.

33

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class I
	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014
Per Share Operating Performance
Net asset value, beginning of period	$9.93	$10.00
Net investment income[2]	0.20	0.21
Net realized and unrealized gain (loss)	(0.84)	(0.17)
Net increase (decrease) from investment operations	(0.64)	0.04
Distributions:[3]
From net investment income	(0.16)	(0.11)
Return of capital	(0.01)	—
Total distributions	(0.17)	(0.11)
Net asset value, end of period	$9.12	$9.93
Total Return[4]
Based on net asset value	(6.50)%	0.37%[5]
Ratios to Average Net Assets[6]
Total expenses	2.08%	7.84%[7,8]
Total expenses after fees waived and reimbursed	0.62%	0.75%[7]
Net investment income	1.98%	3.04%[7]
Supplemental Data
Net assets, end of period (000)	$6,948	$3,749
Portfolio turnover rate	76%	16%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:
	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014
Investments in underlying funds	0.30%	0.27%

[7]	Annualized.
[8]	Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I would have been 8.47%.

34

Financial Highlights (concluded)

	Class III
	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014
Per Share Operating Performance
Net asset value, beginning of period	$9.92	$10.00
Net investment income[2]	0.25	0.21
Net realized and unrealized gain (loss)	(0.91)	(0.19)
Net increase (decrease) from investment operations	(0.66)	0.02
Distributions:[3]
From net investment income	(0.15)	(0.10)
Return of capital	(0.01)	—
Total distributions	(0.16)	(0.10)
Net asset value, end of period	$9.10	$9.92
Total Return[4]
Based on net asset value	(6.70)%	0.16%[5]
Ratios to Average Net Assets[6]
Total expenses	2.18%	10.67%[7,8]
Total expenses after fees waived and reimbursed	0.81%	1.00%[7]
Net investment income	2.58%	3.01%[7]
Supplemental Data
Net assets, end of period (000)	$502	$22
Portfolio turnover rate	76%	16%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:
	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014
Investments in underlying funds	0.30%	0.27%

[7]	Annualized.
[8]	Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class III would have been 11.83%.

35

MAY 1, 2016

PROSPECTUS

BlackRock Variable Series Funds, Inc.

>	BlackRock Large Cap Core V.I. Fund (Class I, Class II, Class III)

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • No Bank Guarantee • May Lose Value

	BlackRock Large Cap Core V.I. Fund

Fund Overview
Key facts and details about the Fund listed in this prospectus, including investment objectives, principal investment strategies, principal risk factors, fee and expense information, and historical performance information

	Investment Objective	3
	Fees and Expenses of the Fund	3
	Principal Investment Strategies of the Fund	4
	Principal Risks of Investing in the Fund	4
	Performance Information	5
	Investment Manager	5
	Portfolio Manager	5
	Purchase and Sale of Fund Shares	6
	Tax Information	6
	Payments to Broker/Dealers and Other Financial Intermediaries	6

Details About the Fund	How the Fund Invests	7
	Investment Risks	9
	Financial Highlights	14

Account Information	The Insurance Companies	I-2
	How to Buy and Sell Shares	I-3

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	I-5
	Portfolio Manager Information	I-12
	Conflicts of Interest	I-18
	Valuation of Fund Investments	I-19
	Dividends and Taxes	I-20

General Information	Shareholder Documents	I-22
	Certain Fund Policies	I-22
	Statement of Additional Information	I-22

Glossary	Glossary	I-23

For More Information	Funds and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock Large Cap Core V.I. Fund

Investment Objective

The investment objective of the BlackRock Large Cap Core V.I. Fund (the “Fund”) is to seek high total investment return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your variable annuity or insurance contract (the “Contract”) prospectus for information on the separate account fees and expenses associated with your Contract.

Shareholder Fees (fees paid directly from your investment)

The Fund is not subject to any shareholder fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I Shares	Class II Shares	Class III Shares
Management Fees	0.46%	0.46%	0.46%
Distribution and/or Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.25%	0.24%	0.25%
Total Annual Fund Operating Expenses	0.71%	0.85%	0.96%
Fee Waivers and/or Expense Reimbursements[1]	(0.16)%	(0.12)%	(0.12)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.55%	0.73%	0.84%

[1]	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock Advisors, LLC has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25% (for Class I Shares), 1.40% (for Class II Shares), and 1.50% (for Class III Shares) of average daily net assets through April 30, 2017. BlackRock Advisors, LLC has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.05% (for Class I Shares), 0.07% (for Class II Shares), and 0.08% (for Class III Shares) of average daily net assets through April 30, 2017. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Contract. See the Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$56	$211	$379	$867
Class II Shares	$75	$259	$460	$1,038
Class III Shares	$86	$294	$519	$1,167

3

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stock of large cap companies located in the United States included at the time of purchase in the Russell 1000® Index. Equity securities are common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock. Large cap companies are companies that at the time of purchase have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index. As of March 31, 2016, the lowest market capitalization in this group was approximately $3.7 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.

Total investment return is the combination of capital appreciation and investment income.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks of investing in the Fund.

■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
■	Investment Style Risk — Because different kinds of stocks go in and out of favor depending on market conditions, the Fund’s performance may be better or worse than other funds with different investment styles (e.g., growth vs. value, large cap vs. small cap).
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

4

Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Russell 1000® Index. As with all such investments, past performance is not an indication of future results. Separate account fees and expenses are not reflected in the bar chart. If they were, returns would be less than those shown. The returns for Class III Shares prior to January 27, 2009, the recommencement of Class III Shares, are based upon performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares. This information may be considered when assessing the performance of Class III Shares, but does not represent the actual performance of Class III Shares. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Class I Shares
ANNUAL TOTAL RETURNS
BlackRock Large Cap Core V.I. Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 14.97% (quarter ended September 30, 2009) and the lowest return for a quarter was –20.12% (quarter ended December 31, 2008). The year-to-date return as of March 31, 2016 was –1.66%.

As of 12/31/15 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Large Cap Core V.I. Fund: Class I Shares	0.52%	11.73%	5.89%
BlackRock Large Cap Core V.I. Fund: Class II Shares	0.34%	11.55%	5.73%
BlackRock Large Cap Core V.I. Fund: Class III Shares	0.23%	11.43%	5.62%
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	0.92%	12.44%	7.40%

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”).

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title
Peter Stournaras, CFA	2010	Managing Director of BlackRock, Inc.

5

Purchase and Sale of Fund Shares

Shares of the Fund currently are sold either directly or indirectly (through other variable insurance funds) to separate accounts of insurance companies (the “Insurance Companies”) and certain accounts administered by the Insurance Companies (the “Accounts”) to fund benefits under the Contracts issued by the Insurance Companies. Shares of the Fund may be purchased or sold each day the New York Stock Exchange is open.

The Fund does not have any initial or subsequent investment minimums. However, your Contract may require certain investment minimums. See your Contract prospectus for more information.

Tax Information

Distributions made by the Fund to an Account, and exchanges and redemptions of Fund shares made by an Account, ordinarily do not cause the corresponding Contract holder to recognize income or gain for Federal income tax purposes. See the Contract prospectus for information regarding the Federal income tax treatment of the distributions to Accounts and the holders of the Contracts.

Payments to Broker/Dealers and Other Financial Intermediaries

BlackRock and its affiliates may make payments relating to distribution and sales support activities to the Insurance Companies and other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Insurance Company or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Visit your Insurance Company’s website, which may have more information.

6

Details About the Fund

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the BlackRock Large Cap Core V.I. Fund (the “Fund”) and your rights as a shareholder.

How the Fund Invests

Investment Objective

The investment objective of the Fund is to seek high total investment return.

Should the Board of Directors determine that the investment objective of the Fund should be changed, shareholders of the Fund will be given notice before any such change is effective. However, such change can be effected without shareholder approval.

Investment Process

The Fund has a blended investment strategy that emphasizes a mix of both growth and value and will seek to outperform the Russell 1000® Index. Thus, with respect to its equity investments, the Fund follows an investing style that favors both growth companies and value companies. Growth companies are those whose earnings growth potential appears to the Fund management team to be greater than the market in general and whose revenue growth is expected to continue for an extended period. Stocks of growth companies typically pay relatively low dividends and sell at relatively high valuations. Value companies are those that appear to be undervalued by the market as measured by certain financial formulas.

In selecting securities for the Fund’s portfolio from the Fund’s benchmark universe, BlackRock Advisors, LLC (“BlackRock”) uses a proprietary multifactor quantitative model to analyze and rank each stock in the universe based on a series of measurable factors, including valuation, accounting, fundamental momentum and investment sentiment. Fund management looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value, among other factors, is also examined — if Fund management believes that a company is overvalued, it will not be considered as an investment for the Fund. Fund management relies on fundamental analysis throughout the investment process. Fundamental analysis is a method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value, using both internal and external research.

Because the Fund generally will not hold all the stocks in the Russell 1000® Index, and because the Fund’s investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the Fund is not an “index” fund. In seeking to outperform the benchmark, however, Fund management reviews potential investments using certain criteria that are based on the securities in the index. These criteria currently include the following:

■	Valuation
■	Management
■	Capital allocation
■	Business growth
■	Investor sentiment

Stock Selection Criteria:

■	Relative price to earnings and price-to-book ratios
■	Stability and quality of earnings
■	Earnings momentum and growth

Portfolio Construction Criteria:

■	Weighted median market capitalization of the Fund’s portfolio
■	Allocation among the economic sectors of the Fund’s portfolio as compared to its benchmark index
■	Weighted individual stocks within its benchmark index

7

Price to earnings ratio is the price of a stock divided by its earnings per share. Price-to-book ratio is the price of a stock divided by its book value. Market capitalization is the number of shares of a company’s stock, multiplied by the price per share of that stock. Market capitalization is a measure of a company’s size.

The Fund has no stated minimum holding period for investments and will buy or sell securities whenever the Fund’s management sees an appropriate opportunity.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stock of large cap companies located in the United States included at the time of purchase in the Russell 1000® Index. This is a non-fundamental policy of the Fund and may be changed upon 60 days’ prior notice to shareholders.

Equity securities are common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock. Large cap companies are companies that at the time of purchase have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index. As of March 31, 2016, the lowest market capitalization in this group was approximately $3.7 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.

Other Strategies

In addition to the principal strategies discussed above, the Fund may also invest or engage in the following investments/strategies:

■	Borrowing — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.
■	Convertible Securities — The Fund may invest in convertible securities, which generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible security’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.
■	Depositary Receipts — The Fund may invest in securities of foreign issuers in the form of depositary receipts, including unsponsored depositary receipts, or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Fund may invest in unsponsored Depositary Receipts.
■	Derivatives — The Fund may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. In order to effectively manage cash flows into or out of the Fund, the Fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index, including but not limited to the S&P 500 Index and the VIX. The use of options, futures, indexed securities, inverse securities, swaps and forward contracts can be effective in protecting or enhancing the value of the Fund’s assets.
■	Foreign Securities — The Fund may invest in companies located in countries other than the United States.
■	Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale, such as Rule 144A securities. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.
■	Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange-traded funds (“ETFs”), unit investment trusts, and open-end and closed-end funds. The Fund may invest in affiliated investment companies, including affiliated money market funds and affiliated ETFs.

8

■	Master Limited Partnerships — The Fund may invest in publicly traded master limited partnerships (“MLPs”), which are limited partnerships or limited liability companies taxable as partnerships. MLPs generally have two classes of owners, the general partner and limited partners. If investing in an MLP, the Fund intends to purchase publicly traded common units issued to limited partners of the MLP. Limited partners have a limited role in the operations and management of the MLP.
■	Securities Lending — The Fund may lend securities with a value up to 33 1⁄3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
■	Temporary Defensive Strategies — As a temporary measure for defensive purposes, the Fund may invest without limit in cash, cash equivalents or short-term U.S. Government securities. These investments may include high quality, short-term money market instruments such as U.S. Treasury and agency obligations, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company), short-term debt obligations of corporate issuers and certificates of deposit and bankers’ acceptances. These investments may adversely affect the Fund’s ability to meet its investment objective.
■	U.S. Government Obligations — The Fund may invest in debt of the U.S. Government. There are no restrictions on the maturity of the debt securities in which the Fund may invest.
■	When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.
ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by Peter Stournaras, CFA. Mr. Stournaras is primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio manager.

Investment Risks

This section contains a discussion of the general risks of investing in the Fund. The “Investment Objectives and Policies” section in the Statement of Additional Information (“SAI”) also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Principal Risks of Investing in the Fund:

Equity Securities Risk — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when the investment style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

9

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Borrowing Risk — Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Depositary Receipts Risk — The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives may also expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Hedging Risk — When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.

Tax Risk — The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service.

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives may become subject to margin requirements when

10

regulations are finalized. Implementation of such regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of swaps and other derivatives may increase the costs to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund. If the rule goes into effect, it could limit the ability of the Fund to invest or remain invested in derivatives. In addition, other future regulatory developments may impact the Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund itself is regulated. BlackRock cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Risks Specific to Certain Derivatives Used by the Fund

Swaps — Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange transactions are over-the-counter contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Indexed and Inverse Securities — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

Futures — Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are; (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Options — An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

11

Foreign Securities Risk — Because the Fund may invest in companies located in countries other than the United States, the Fund may be exposed to risks associated with foreign investments.

■	The value of holdings traded outside the United States (and any hedging transactions in foreign currencies) will be affected by changes in currency exchange rates
■	The costs of non-U.S. securities transactions tend to be higher than those of U.S. transactions
■	Foreign holdings may be adversely affected by foreign government action
■	International trade barriers or economic sanctions against certain non-U.S. countries may adversely affect these holdings
■	The economies of certain countries may compare unfavorably with the U.S. economy
■	Foreign securities markets may be smaller than the U.S. markets, which may make trading more difficult.

High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. As an open-end investment company registered with the Securities and Exchange Commission (the “SEC”), the Fund is subject to the federal securities laws, including the Investment Company Act of 1940, as amended, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of instruments. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

Master Limited Partnerships Risk — The common units of an MLP are listed and traded on U.S. securities exchanges and their value fluctuates predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Preferred Stock Risk — Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness and to changes in interest rates, and may decline in value if interest rates rise. In addition, a

12

company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$33.26	$33.80	$25.55	$23.00	$22.73
Net investment income[1]	0.36	0.34	0.30	0.39	0.29
Net realized and unrealized gain (loss)	(0.16)	3.86	8.27	2.54	0.26
Net increase from investment operations	0.20	4.20	8.57	2.93	0.55
Distributions:[2]
From net investment income	(0.39)	(0.36)	(0.32)	(0.38)	(0.28)
From net realized gain	(1.67)	(4.38)	—	—	—
Total distributions	(2.06)	(4.74)	(0.32)	(0.38)	(0.28)
Net asset value, end of year	$31.40	$33.26	$33.80	$25.55	$23.00
Total Return[3]
Based on net asset value	0.52%	12.36%	33.56%	12.75%	2.40%
Ratios to Average Net Assets
Total expenses	0.71%	0.73%	0.73%	0.69%	0.56%
Total expenses after fees waived and/or reimbursed	0.56%	0.57%	0.58%	0.59%	0.56%
Net investment income	1.08%	0.97%	1.03%	1.56%	1.21%
Supplemental Data
Net assets, end of year (000)	$184,151	$212,067	$219,418	$191,227	$193,953
Portfolio turnover rate	31%	48%	42%	110%	101%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

14

Financial Highlights (continued)

	Class II
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$33.27	$33.79	$25.56	$23.01	$22.74
Net investment income[1]	0.30	0.28	0.25	0.35	0.23
Net realized and unrealized gain (loss)	(0.16)	3.87	8.25	2.54	0.27
Net increase from investment operations	0.14	4.15	8.50	2.89	0.50
Distributions:[2]
From net investment income	(0.32)	(0.29)	(0.27)	(0.34)	(0.23)
From net realized gain	(1.67)	(4.38)	—	—	—
Total distributions	(1.99)	(4.67)	(0.27)	(0.34)	(0.23)
Net asset value, end of year	$31.42	$33.27	$33.79	$25.56	$23.01
Total Return[3]
Based on net asset value	0.34%	12.23%	33.28%	12.59%	2.20%
Ratios to Average Net Assets
Total expenses	0.85%	0.89%	0.86%	0.85%	0.71%
Total expenses after fees waived and/or reimbursed	0.73%	0.74%	0.75%	0.74%	0.71%
Net investment income	0.91%	0.81%	0.86%	1.42%	1.00%
Supplemental Data
Net assets, end of year (000)	$5,333	$6,203	$6,080	$4,603	$4,239
Portfolio turnover rate	31%	48%	42%	110%	101%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

15

Financial Highlights (concluded)

	Class III
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$33.11	$33.66	$25.46	$22.92	$22.67
Net investment income[1]	0.27	0.24	0.22	0.32	0.25
Net realized and unrealized gain (loss)	(0.17)	3.84	8.22	2.54	0.23
Net increase from investment operations	0.10	4.08	8.44	2.86	0.48
Distributions:[2]
From net investment income	(0.29)	(0.25)	(0.24)	(0.32)	(0.23)
From net realized gain	(1.67)	(4.38)	—	—	—
Total distributions	(1.96)	(4.63)	(0.24)	(0.32)	(0.23)
Net asset value, end of year	$31.25	$33.11	$33.66	$25.46	$22.92
Total Return[3]
Based on net asset value	0.23%	12.07%	33.16%	12.49%	2.11%
Ratios to Average Net Assets
Total expenses	0.96%	0.98%	0.99%	0.94%	0.81%
Total expenses after fees waived and/or reimbursed	0.84%	0.85%	0.86%	0.87%	0.81%
Net investment income	0.80%	0.69%	0.75%	1.30%	1.05%
Supplemental Data
Net assets, end of year (000)	$306,567	$322,418	$300,005	$232,024	$145,432
Portfolio turnover rate	31%	48%	42%	110%	101%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

16

MAY 1, 2016

PROSPECTUS

BlackRock Variable Series Funds, Inc.

>	BlackRock Large Cap Growth V.I. Fund (Class I, Class III)

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • No Bank Guarantee • May Lose Value

	BlackRock Large Cap Growth V.I. Fund

Fund Overview
Key facts and details about the Fund listed in this prospectus, including investment objectives, principal investment strategies, principal risk factors, fee and expense information, and historical performance information

	Investment Objective	3
	Fees and Expenses of the Fund	3
	Principal Investment Strategies of the Fund	4
	Principal Risks of Investing in the Fund	4
	Performance Information	5
	Investment Manager	5
	Portfolio Manager	5
	Purchase and Sale of Fund Shares	5
	Tax Information	6
	Payments to Broker/Dealers and Other Financial Intermediaries	6

Details About the Fund	How the Fund Invests	7
	Investment Risks	9
	Financial Highlights	14

Account Information	The Insurance Companies	I-2
	How to Buy and Sell Shares	I-3

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	I-5
	Portfolio Manager Information	I-12
	Conflicts of Interest	I-18
	Valuation of Fund Investments	I-19
	Dividends and Taxes	I-20

General Information	Shareholder Documents	I-22
	Certain Fund Policies	I-22
	Statement of Additional Information	I-22

Glossary	Glossary	I-23

For More Information	Funds and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock Large Cap Growth V.I. Fund

Investment Objective

The investment objective of the BlackRock Large Cap Growth V.I. Fund (the “Fund”) is to seek long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your variable annuity or insurance contract (the “Contract”) prospectus for information on the separate account fees and expenses associated with your Contract.

Shareholder Fees (fees paid directly from your investment)

The Fund is not subject to any shareholder fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I Shares	Class III Shares
Management Fees	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.30%	0.31%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%
Total Annual Fund Operating Expenses[1]	0.96%	1.22%
Fee Waivers and/or Expense Reimbursements[2]	(0.13)%	(0.13)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.83%	1.09%

[1]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report which do not include Acquired Fund Fees and Expenses to reflect current fees.
[2]	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock Advisors, LLC has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25% (for Class I Shares) and 1.50% (for Class III Shares) of average daily net assets through April 30, 2017. BlackRock Advisors, LLC has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.07% (for Class I Shares) and 0.07% (for Class III Shares) of average daily net assets through April 30, 2017. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Contract. See the Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$85	$293	$518	$1,166
Class III Shares	$111	$374	$658	$1,466

3

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Equity securities are common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock. Large cap companies are companies that at the time of purchase have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index. As of March 31, 2016, the lowest market capitalization in this group was approximately $3.7 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.

Under normal circumstances, the Fund invests at least 80% of its assets (which for this purpose means net assets plus borrowing for investment purposes) in equity securities of large cap companies that Fund Management selects from among those that are, at the time of purchase, included in the Russell 1000® Growth Index. The Fund seeks to outperform the Russell 1000® Growth Index by investing primarily in equity securities that BlackRock believes have good prospects for earnings growth. The Fund follows an investing style that favors growth investments.

The Fund may purchase common stock, preferred stock, convertible securities and other instruments.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks of investing in the Fund.

■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
■	Investment Style Risk — Because different kinds of stocks go in and out of favor depending on market conditions, the Fund’s performance may be better or worse than other funds with different investment styles (e.g., growth vs. value, large cap vs. small cap).
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

4

Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Russell 1000® Growth Index. As with all such investments, past performance is not an indication of future results. Separate account fees and expenses are not reflected in the bar chart. If they were, returns would be less than those shown. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Class I Shares
ANNUAL TOTAL RETURNS
BlackRock Large Cap Growth V.I. Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 15.56% (quarter ended March 31, 2012) and the lowest return for a quarter was –21.89% (quarter ended December 31, 2008). The year-to-date return as of March 31, 2016 was 0.52%.

As of 12/31/15 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Large Cap Growth V.I. Fund: Class I Shares	2.73%	13.16%	6.47%
BlackRock Large Cap Growth V.I. Fund: Class III Shares	2.51%	12.89%	6.20%
Russell 1000® Growth Index (Reflects no deduction for fees, expenses or taxes)	5.67%	13.53%	8.53%

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”).

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title
Peter Stournaras, CFA	2010	Managing Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

Shares of the Fund currently are sold either directly or indirectly (through other variable insurance funds) to separate accounts of insurance companies (the “Insurance Companies”) and certain accounts administered by the Insurance Companies (the “Accounts”) to fund benefits under the Contracts issued by the Insurance Companies. Shares of the Fund may be purchased or sold each day the New York Stock Exchange is open.

The Fund does not have any initial or subsequent investment minimums. However, your Contract may require certain investment minimums. See your Contract prospectus for more information.

5

Tax Information

Distributions made by the Fund to an Account, and exchanges and redemptions of Fund shares made by an Account, ordinarily do not cause the corresponding Contract holder to recognize income or gain for Federal income tax purposes. See the Contract prospectus for information regarding the Federal income tax treatment of the distributions to Accounts and the holders of the Contracts.

Payments to Broker/Dealers and Other Financial Intermediaries

BlackRock and its affiliates may make payments relating to distribution and sales support activities to the Insurance Companies and other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Insurance Company or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Visit your Insurance Company’s website, which may have more information.

6

Details About the Fund

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the BlackRock Large Cap Growth V.I. Fund (the “Fund”) and your rights as a shareholder.

How the Fund Invests

Investment Objective

The investment objective of the Fund is to seek long-term capital growth.

This investment objective is a fundamental policy of the Fund and may not be changed without approval of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Investment Process

The Fund will seek to outperform the Russell 1000® Growth Index by investing in equity securities that Fund management believes have above average earnings prospects. The Russell 1000® Growth Index, a subset of the Russell 1000® Index, consists of those Russell 1000® securities with a greater-than-average growth orientation. The Fund follows an investing style that favors growth investments. Growth companies are those whose earnings growth potential appears to the Fund management team to be greater than the market in general and whose revenue growth is expected to continue for an extended period. Stocks of growth companies typically pay relatively low dividends and sell at relatively high valuations.

In selecting securities for the Fund’s portfolio from the Fund’s benchmark universe, BlackRock Advisors, LLC (“BlackRock”) uses a proprietary multifactor quantitative model to analyze and rank each stock in the universe based on a series of measurable factors, including valuation, accounting, fundamental momentum and investment sentiment. Fund management looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value, among other factors, is also examined — if Fund management believes that a company is overvalued, it will not be considered as an investment for the Fund. Fund management relies on fundamental analysis throughout the investment process. Fundamental analysis is a method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value, using both internal and external research.

Because the Fund generally will not hold all the stocks in the Russell 1000® Growth Index, and because the Fund’s investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the Fund is not an “index” fund. In seeking to outperform the benchmark, however, Fund management reviews potential investments using certain criteria that are based on the securities in the index. These criteria currently include the following:

■	Valuation
■	Management
■	Capital allocation
■	Business growth
■	Investor sentiment

Stock Selection Criteria:

■	Relative price-to-earnings and price-to-book ratios
■	Stability and quality of earnings
■	Earnings momentum and growth

Portfolio Construction Criteria:

■	Weighted median market capitalization of the Fund’s portfolio
■	Allocation among the economic sectors of the Fund’s portfolio as compared to the index
■	Weighted individual stocks within the index

7

Price-to-earnings ratio is the price of a stock divided by its earnings per share. Price-to-book ratio is the price of a stock divided by its book value. Market capitalization is the number of shares of a company’s stock, multiplied by the price per share of that stock. Market capitalization is a measure of a company’s size.

The Fund has no stated minimum holding period for investments, and will buy or sell securities whenever Fund management sees an appropriate opportunity.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Equity securities are common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock. Large cap companies are companies that at the time of purchase have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index. As of March 31, 2016, the lowest market capitalization in this group was approximately $3.7 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.

Under normal circumstances, the Fund invests at least 80% of its assets (which for this purpose means net assets plus borrowing for investment purposes) in equity securities of large cap companies that Fund management selects from among those that are, at the time of purchase, included in the Russell 1000® Growth Index. This is a non-fundamental policy of the Fund and may be changed upon 60 days’ prior notice to shareholders. The Fund seeks to outperform the Russell 1000® Growth Index by investing primarily in equity securities that Fund management believes have good prospects for earnings growth.

The Fund may purchase common stock, preferred stock, convertible securities and other instruments.

Other Strategies

In addition to the principal strategies discussed above, the Fund may also invest or engage in the following investments/strategies:

■	Borrowing — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.
■	Convertible Securities — The Fund may invest in convertible securities, which generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible security’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.
■	Depositary Receipts — The Fund may invest in securities of foreign issuers in the form of depositary receipts, including unsponsored depositary receipts, or other securities that are convertible into securities of foreign issuers.
American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Fund may invest in unsponsored Depositary Receipts.
■	Derivatives — The Fund may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. In order to effectively manage cash flows into or out of the Fund, the Fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index, including but not limited to the S&P 500 Index and the VIX. The use of options, futures, indexed securities, inverse securities, swaps and forward contracts can be effective in protecting or enhancing the value of the Fund’s assets.
■	Foreign Securities — The Fund may invest in companies located in countries other than the United States.
■	Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale, such as Rule 144A securities. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.
■	Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange-traded funds (“ETFs”), unit investment trusts, and open-end and closed-end funds. The Fund may invest in affiliated investment companies, including affiliated money market funds and affiliated ETFs.

8

■	Master Limited Partnerships — The Fund may invest in publicly traded master limited partnerships (“MLPs”), which are limited partnerships or limited liability companies taxable as partnerships. MLPs generally have two classes of owners, the general partner and limited partners. If investing in an MLP, the Fund intends to purchase publicly traded common units issued to limited partners of the MLP. Limited partners have a limited role in the operations and management of the MLP.
■	Securities Lending — The Fund may lend securities with a value up to 33 1⁄3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
■	Temporary Defensive Strategies — As a temporary measure for defensive purposes, the Fund may invest without limit in cash, cash equivalents or short-term U.S. Government securities. These investments may include high quality, short-term money market instruments such as U.S. Treasury and agency obligations, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company), short-term debt obligations of corporate issuers and certificates of deposit and bankers’ acceptances. These investments may adversely affect the Fund’s ability to meet its investment objective.
■	U.S. Government Obligations — The Fund may invest in debt of the U.S. Government. There are no restrictions on the maturity of the debt securities in which the Fund may invest.
■	When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.
ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by Peter Stournaras, CFA. Mr. Stournaras is primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio manager.

Investment Risks

This section contains a discussion of the general risks of investing in the Fund. The “Investment Objectives and Policies” section in the Statement of Additional Information (“SAI”) also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Principal Risks of Investing in the Fund:

Equity Securities Risk — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion. Therefore, this investment style may over time go in and out of favor. At times when the investment style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

9

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Borrowing Risk — Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Depositary Receipts Risk — The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives may also expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Hedging Risk — When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.

Tax Risk — The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service.

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives may become subject to margin requirements when

10

regulations are finalized. Implementation of such regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of swaps and other derivatives may increase the costs to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund. If the rule goes into effect, it could limit the ability of the Fund to invest or remain invested in derivatives. In addition, other future regulatory developments may impact the Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund itself is regulated. BlackRock cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Risks Specific to Certain Derivatives Used by the Fund

Swaps — Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange transactions are over-the-counter contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Indexed and Inverse Securities — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

Futures — Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Options — An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

11

Foreign Securities Risk — Because the Fund may invest in companies located in countries other than the United States, the Fund may be exposed to risks associated with foreign investments.

■	The value of holdings traded outside the United States (and any hedging transactions in foreign currencies) will be affected by changes in currency exchange rates
■	The costs of non-U.S. securities transactions tend to be higher than those of U.S. transactions
■	Foreign holdings may be adversely affected by foreign government action
■	International trade barriers or economic sanctions against certain non-U.S. countries may adversely affect these holdings
■	The economies of certain countries may compare unfavorably with the U.S. economy
■	Foreign securities markets may be smaller than the U.S. markets, which may make trading more difficult.

High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the Investment Company Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of instruments. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities or the lack of an active market. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

Master Limited Partnerships Risk — The common units of an MLP are listed and traded on U.S. securities exchanges and their value fluctuates predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Preferred Stock Risk — Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent

12

an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness and to changes in interest rates, and may decline in value if interest rates rise. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

13

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$14.08	$14.22	$11.54	$10.99	$10.84
Net investment income[1]	0.08	0.09	0.09	0.17	0.09
Net realized and unrealized gain	0.31	1.92	3.82	1.48	0.19
Net increase from investment operations	0.39	2.01	3.91	1.65	0.28
Distributions:[2]
From net investment income	(0.09)	(0.08)	(0.10)	(0.18)	(0.10)
From net realized gain	(0.79)	(2.07)	(1.13)	(0.92)	(0.03)
Total distributions	(0.88)	(2.15)	(1.23)	(1.10)	(0.13)
Net asset value, end of year	$13.59	$14.08	$14.22	$11.54	$10.99
Total Return[3]
Based on net asset value	2.73%	14.16%	33.92%	15.22%	2.55%
Ratios to Average Net Assets
Total expenses	0.95%	0.96%	0.97%	0.91%	0.78%
Total expenses after fees waived and/or reimbursed	0.82%	0.83%	0.84%	0.82%	0.78%
Net investment income	0.59%	0.57%	0.70%	1.38%	0.81%
Supplemental Data
Net assets, end of year (000)	$98,485	$108,329	$107,378	$91,778	$90,543
Portfolio turnover rate	35%	51%	36%	102%	106%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

14

Financial Highlights (concluded)

	Class III
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$13.99	$14.14	$11.49	$10.96	$10.81
Net investment income[1]	0.05	0.05	0.06	0.14	0.07
Net realized and unrealized gain	0.30	1.92	3.79	1.46	0.19
Net increase from investment operations	0.35	1.97	3.85	1.60	0.26
Distributions:[2]
From net investment income	(0.05)	(0.05)	(0.07)	(0.15)	(0.08)
From net realized gain	(0.79)	(2.07)	(1.13)	(0.92)	(0.03)
Total distributions	(0.84)	(2.12)	(1.20)	(1.07)	(0.11)
Net asset value, end of year	$13.50	$13.99	$14.14	$11.49	$10.96
Total Return[3]
Based on net asset value	2.51%	13.96%	33.58%	14.82%	2.33%
Ratios to Average Net Assets
Total expenses	1.21%	1.22%	1.22%	1.16%	1.03%
Total expenses after fees waived and/or reimbursed	1.07%	1.09%	1.09%	1.08%	1.03%
Net investment income	0.35%	0.32%	0.45%	1.16%	0.65%
Supplemental Data
Net assets, end of year (000)	$37,818	$32,090	$20,864	$11,528	$8,677
Portfolio turnover rate	35%	51%	36%	102%	106%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

15

MAY 1, 2016

PROSPECTUS

BlackRock Variable Series Funds, Inc.

>	BlackRock Large Cap Value V.I. Fund (Class I, Class II, Class III)

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • No Bank Guarantee • May Lose Value

	BlackRock Large Cap Value V.I. Fund

Fund Overview
Key facts and details about the Fund listed in this prospectus, including investment objectives, principal investment strategies, principal risk factors, fee and expense information, and historical performance information

	Investment Objective	3
	Fees and Expenses of the Fund	3
	Principal Investment Strategies of the Fund	4
	Principal Risks of Investing in the Fund	4
	Performance Information	5
	Investment Manager	5
	Portfolio Manager	5
	Purchase and Sale of Fund Shares	6
	Tax Information	6
	Payments to Broker/Dealers and Other Financial Intermediaries	6

Details About the Fund	How the Fund Invests	7
	Investment Risks	9
	Financial Highlights	14

Account Information	The Insurance Companies	I-2
	How to Buy and Sell Shares	I-3

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	I-5
	Portfolio Manager Information	I-12
	Conflicts of Interest	I-18
	Valuation of Fund Investments	I-19
	Dividends and Taxes	I-20

General Information	Shareholder Documents	I-22
	Certain Fund Policies	I-22
	Statement of Additional Information	I-22

Glossary	Glossary	I-23

For More Information	Funds and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock Large Cap Value V.I. Fund

Investment Objective

The investment objective of the BlackRock Large Cap Value V.I. Fund (the “Fund”) is to seek long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your variable annuity or insurance contract (the “Contract”) prospectus for information on the separate account fees and expenses associated with your Contract.

Shareholder Fees (fees paid directly from your investment)

The Fund is not subject to any shareholder fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I Shares	Class II Shares	Class III Shares
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.33%	0.29%	0.34%
Total Annual Fund Operating Expenses	1.08%	1.19%	1.34%
Fee Waivers and/or Expense Reimbursements[1]	(0.21)%	(0.12)%	(0.10)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.87%	1.07%	1.24%

[1]	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock Advisors, LLC has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25% (for Class I Shares), 1.40% (for Class II Shares), and 1.50% (for Class III Shares) of average daily net assets through April 30, 2017. BlackRock Advisors, LLC has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0% (for Class I Shares), 0.05% (for Class II Shares), and 0.11% (for Class III Shares) of average daily net assets through April 30, 2017. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Contract. See the Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$89	$323	$575	$1,298
Class II Shares	$109	$366	$643	$1,433
Class III Shares	$126	$415	$725	$1,604

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

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Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stock, of large cap companies located in the United States included at the time of purchase in the Russell 1000® Value Index. Equity securities are common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock. Large cap companies are companies that at the time of purchase have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index. As of March 31, 2016, the lowest market capitalization in this group was approximately $3.7 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index. The Fund seeks to outperform the Russell 1000® Value Index by investing primarily in equity securities that Fund management believes are undervalued.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks of investing in the Fund.

■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
■	Investment Style Risk — Because different kinds of stocks go in and out of favor depending on market conditions, the Fund’s performance may be better or worse than other funds with different investment styles (e.g., growth vs. value, large cap vs. small cap).
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Russell 1000® Value Index. As with all such investments, past performance is not an indication of future results. Separate account fees and expenses are not reflected in the bar chart. If they were, returns would be less than those shown. The returns for Class III Shares prior to January 27, 2009, the recommencement of Class III Shares, are based upon performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares. This information may be considered when assessing the performance of Class III Shares, but does not represent the actual performance of Class III Shares. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Class I Shares
ANNUAL TOTAL RETURNS
BlackRock Large Cap Value V.I. Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 15.29% (quarter ended September 30, 2009) and the lowest return for a quarter was –21.75% (quarter ended December 31, 2008). The year-to-date return as of March 31, 2016 was –1.65%.

As of 12/31/15 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Large Cap Value V.I. Fund: Class I Shares	(1.80)%	10.66%	4.73%
BlackRock Large Cap Value V.I. Fund: Class II Shares	(1.96)%	10.46%	4.57%
BlackRock Large Cap Value V.I. Fund: Class III Shares	(2.11)%	10.28%	4.39%
Russell 1000® Value Index (Reflects no deduction for fees, expenses or taxes)	(3.83)%	11.27%	6.16%

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”).

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title
Peter Stournaras, CFA	2010	Managing Director of BlackRock, Inc.

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Purchase and Sale of Fund Shares

Shares of the Fund currently are sold either directly or indirectly (through other variable insurance funds) to separate accounts of insurance companies (the “Insurance Companies”) and certain accounts administered by the Insurance Companies (the “Accounts”) to fund benefits under the Contracts issued by the Insurance Companies. Shares of the Fund may be purchased or sold each day the New York Stock Exchange is open.

The Fund does not have any initial or subsequent investment minimums. However, your Contract may require certain investment minimums. See your Contract prospectus for more information.

Tax Information

Distributions made by the Fund to an Account, and exchanges and redemptions of Fund shares made by an Account, ordinarily do not cause the corresponding Contract holder to recognize income or gain for Federal income tax purposes. See the Contract prospectus for information regarding the Federal income tax treatment of the distributions to Accounts and the holders of the Contracts.

Payments to Broker/Dealers and Other Financial Intermediaries

BlackRock and its affiliates may make payments relating to distribution and sales support activities to the Insurance Companies and other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Insurance Company or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Visit your Insurance Company’s website, which may have more information.

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Details About the Fund

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the BlackRock Large Cap Value V.I. Fund (the “Fund”) and your rights as a shareholder.

How the Fund Invests

Investment Objective

The investment objective of the Fund is to seek long-term capital growth.

Should the Board of Directors determine that the investment objective of the Fund should be changed, shareholders of the Fund will be given notice before any such change is effective. However, such change can be effected without shareholder approval.

Investment Process

The Fund will seek to outperform the Russell 1000® Value Index by investing in equity securities that Fund management believes are selling at below normal valuations. This unmanaged index is a subset of the Russell 1000® Index that consists of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. Value companies are those that appear to be undervalued by the market as measured by certain financial formulas.

In selecting securities for the Fund’s portfolio from the Fund’s benchmark universe, BlackRock Advisors, LLC (“BlackRock”) uses a proprietary multifactor quantitative model to analyze and rank each stock in the universe based on a series of measurable factors, including valuation, accounting, fundamental momentum and investment sentiment. Fund management looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value, among other factors, is also examined — if Fund management believes that a company is overvalued, it will not be considered as an investment for the Fund. Fund management relies on fundamental analysis throughout the investment process. Fundamental analysis is a method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value, using both internal and external research.

Because the Fund generally will not hold all the stocks in the Russell 1000® Value Index, and because the Fund’s investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the Fund is not an “index” fund. In seeking to outperform the benchmark, however, Fund management reviews potential investments using certain criteria that are based on the securities in the index. These criteria currently include the following:

■	Valuation
■	Management
■	Capital allocation
■	Business growth
■	Investor sentiment

Stock Selection Criteria:

■	Relative price-to-earnings and price-to-book ratios
■	Stability and quality of earnings
■	Earnings momentum and growth

Portfolio Construction Criteria:

■	Weighted median market capitalization of the Fund’s portfolio
■	Allocation among the economic sectors of the Fund’s portfolio as compared to the index
■	Weighted individual stocks within the index

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Price-to-earnings ratio is price of a stock divided by its earnings per share. Market capitalization is the number of shares of a company’s stock, multiplied by the price per share of that stock. Market capitalization is a measure of a company’s size.

The Fund has no stated minimum holding period for investments, and will buy and sell securities whenever Fund management sees an appropriate opportunity.

Principal Investment Strategies

The Fund seeks to outperform the Russell 1000® Value Index by investing primarily in equity securities that Fund management believes are selling at below normal valuations.

Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stock, of large cap companies located in the United States included at the time of purchase in the Russell 1000® Value Index. This is a non-fundamental policy of the Fund and may be changed upon 60 days’ prior notice to shareholders. Equity securities are common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock. Large cap companies are companies that at the time of purchase have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index. As of March 31, 2016, the lowest market capitalization in this group was approximately $3.7 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index. The Fund seeks to outperform the Russell 1000® Value Index by investing primarily in equity securities Fund management believes are undervalued.

Other Strategies

In addition to the principal strategies discussed above, the Fund may also invest or engage in the following investments/strategies:

■	Borrowing — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.
■	Convertible Securities — The Fund may invest in convertible securities, which generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible security’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.
■	Depositary Receipts — The Fund may invest in securities of foreign issuers in the form of depositary receipts, including unsponsored depositary receipts, or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Fund may invest in unsponsored Depositary Receipts.
■	Derivatives — The Fund may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts, both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. In order to effectively manage cash flows into or out of the Fund, the Fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index, including but not limited to the S&P 500 Index and the VIX. The use of options, futures, indexed securities, inverse securities, swaps and forward contracts can be effective in protecting or enhancing the value of the Fund’s assets.
■	Foreign Securities — The Fund may invest in companies located in countries other than the United States.
■	Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale, such as Rule 144A securities. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.
■	Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange-traded funds (“ETFs”), unit investment trusts, and open-end and closed-end funds. The Fund may invest in affiliated investment companies, including affiliated money market funds and affiliated ETFs.

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■	Master Limited Partnerships — The Fund may invest in publicly traded master limited partnerships (“MLPs”), which are limited partnerships or limited liability companies taxable as partnerships. MLPs generally have two classes of owners, the general partner and limited partners. If investing in an MLP, the Fund intends to purchase publicly traded common units issued to limited partners of the MLP. Limited partners have a limited role in the operations and management of the MLP.
■	Securities Lending — The Fund may lend securities with a value up to 33 1⁄3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
■	Temporary Defensive Strategies — As a temporary measure for defensive purposes, the Fund may invest without limit in cash, cash equivalents or short-term U.S. Government securities. These investments may include high quality, short-term money market instruments such as U.S. Treasury and agency obligations, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company), short-term debt obligations of corporate issuers and certificates of deposit and bankers’ acceptances. These investments may adversely affect the Fund’s ability to meet its investment objective.
■	U.S. Government Obligations — The Fund may invest in debt of the U.S. Government. There are no restrictions on the maturity of the debt securities in which the Fund may invest.
■	When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.
ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by Peter Stournaras, CFA. Mr. Stournaras is primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio manager.

Investment Risks

This section contains a discussion of the general risks of investing in the Fund. The “Investment Objectives and Policies” section in the Statement of Additional Information (“SAI”) also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Principal Risks of Investing in the Fund:

Equity Securities Risk — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Investment Style Risk — Under certain market conditions, value investments have performed better during periods of economic recovery. Therefore, this investment style may over time go in and out of favor. At times when the investment style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Borrowing Risk — Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Depositary Receipts Risk — The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives may also expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Hedging Risk — When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.

Tax Risk — The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service.

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives may become subject to margin requirements when

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regulations are finalized. Implementation of such regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of swaps and other derivatives may increase the costs to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund. If the rule goes into effect, it could limit the ability of the Fund to invest or remain invested in derivatives. In addition, other future regulatory developments may impact the Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund itself is regulated. BlackRock cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Risks Specific to Certain Derivatives Used by the Fund

Swaps — Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange transactions are over-the-counter contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Indexed and Inverse Securities — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

Futures — Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Options — An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

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Foreign Securities Risk — Because the Fund may invest in companies located in countries other than the United States, the Fund may be exposed to risks associated with foreign investments.

■	The value of holdings traded outside the United States (and any hedging transactions in foreign currencies) will be affected by changes in currency exchange rates
■	The costs of non-U.S. securities transactions tend to be higher than those of U.S. transactions
■	Foreign holdings may be adversely affected by foreign government action
■	International trade barriers or economic sanctions against certain non-U.S. countries may adversely affect these holdings
■	The economies of certain countries may compare unfavorably with the U.S. economy
■	Foreign securities markets may be smaller than the U.S. markets, which may make trading more difficult

High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the Investment Company Act of 1940, as amended, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of instruments. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities or the lack of an active market. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

Master Limited Partnerships Risk — The common units of an MLP are listed and traded on U.S. securities exchanges and their value fluctuates predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Preferred Stock Risk — Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is

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subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness and to changes in interest rates, and may decline in value if interest rates rise. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

13

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$12.74	$13.22	$10.73	$9.59	$9.80
Net investment income[1]	0.14	0.15	0.14	0.15	0.12
Net realized and unrealized gain (loss)	(0.36)	1.47	3.46	1.15	(0.19)
Net increase (decrease) from investment operations	(0.22)	1.62	3.60	1.30	(0.07)
Distributions:[2]
From net investment income	(0.15)	(0.16)	(0.16)	(0.16)	(0.14)
From net realized gain	(0.88)	(1.94)	(0.95)	—	—
Total distributions	(1.03)	(2.10)	(1.11)	(0.16)	(0.14)
Net asset value, end of year	$11.49	$12.74	$13.22	$10.73	$9.59
Total Return[3]
Based on net asset value	(1.72)%	12.22%	33.61%	13.58%	(0.76)%
Ratios to Average Net Assets
Total expenses	1.08%	1.08%	1.08%	1.01%	0.88%
Total expenses after fees waived and/or reimbursed	0.77%	0.77%	0.78%	0.82%	0.88%
Net investment income	1.14%	1.10%	1.10%	1.41%	1.13%
Supplemental Data
Net assets, end of year (000)	$93,983	$109,570	$115,094	$97,758	$98,462
Portfolio turnover rate	29%	35%	41%	114%	117%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

14

Financial Highlights (continued)

	Class II
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$12.77	$13.25	$10.75	$9.60	$9.81
Net investment income[1]	0.12	0.13	0.11	0.12	0.11
Net realized and unrealized gain (loss)	(0.36)	1.46	3.47	1.16	(0.19)
Net increase (decrease) from investment operations	(0.24)	1.59	3.58	1.28	(0.08)
Distributions:[2]
From net investment income	(0.13)	(0.13)	(0.13)	(0.13)	(0.13)
From net realized gain	(0.88)	(1.94)	(0.95)	—	—
Total distributions	(1.01)	(2.07)	(1.08)	(0.13)	(0.13)
Net asset value, end of year	$11.52	$12.77	$13.25	$10.75	$9.60
Total Return[3]
Based on net asset value	(1.96)%	11.94%	33.39%	13.35%	(0.89)%
Ratios to Average Net Assets
Total expenses	1.19%	1.23%	1.20%	1.18%	1.03%
Total expenses after fees waived and/or reimbursed	0.96%	0.97%	0.98%	1.00%	1.03%
Net investment income	0.95%	0.92%	0.90%	1.22%	0.99%
Supplemental Data
Net assets, end of year (000)	$5,680	$4,002	$5,324	$3,682	$2,909
Portfolio turnover rate	29%	35%	41%	114%	117%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

15

Financial Highlights (concluded)

	Class III
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$12.61	$13.12	$10.66	$9.52	$9.74
Net investment income[1]	0.10	0.10	0.09	0.12	0.10
Net realized and unrealized gain (loss)	(0.36)	1.44	3.44	1.14	(0.20)
Net increase (decrease) from investment operations	(0.26)	1.54	3.53	1.26	(0.10)
Distributions:[2]
From net investment income	(0.10)	(0.11)	(0.12)	(0.12)	(0.12)
From net realized gain	(0.88)	(1.94)	(0.95)	—	—
Total distributions	(0.98)	(2.05)	(1.07)	(0.12)	(0.12)
Net asset value, end of year	$11.37	$12.61	$13.12	$10.66	$9.52
Total Return[3]
Based on net asset value	(2.11)%	11.72%	33.16%	13.26%	(1.09)%
Ratios to Average Net Assets
Total expenses	1.34%	1.32%	1.33%	1.26%	1.13%
Total expenses after fees waived and/or reimbursed	1.13%	1.13%	1.14%	1.15%	1.13%
Net investment income	0.78%	0.73%	0.74%	1.13%	0.93%
Supplemental Data
Net assets, end of year (000)	$1,810	$1,931	$1,576	$987	$928
Portfolio turnover rate	29%	35%	41%	114%	117%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

16

MAY 1, 2016

PROSPECTUS

BlackRock Variable Series Funds, Inc.

>	BlackRock Managed Volatility V.I. Fund (Class I, Class III)

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • No Bank Guarantee • May Lose Value

	BlackRock Managed Volatility V.I. Fund

Fund Overview
Key facts and details about the Fund listed in this prospectus, including investment objectives, principal investment strategies, principal risk factors, fee and expense information, and historical performance information

	Investment Objective	3
	Fees and Expenses of the Fund	3
	Principal Investment Strategies of the Fund	4
	Principal Risks of Investing in the Fund	5
	Performance Information	14
	Investment Manager	14
	Portfolio Managers	15
	Purchase and Sale of Fund Shares	15
	Tax Information	15
	Payments to Broker/Dealers and Other Financial Intermediaries	15

Details About the Fund	How the Fund Invests	16
	Investment Risks	19
	Information About the ETFs	35
	Financial Highlights	52

Account Information	The Insurance Companies	I-2
	How to Buy and Sell Shares	I-3

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	I-5
	Portfolio Manager Information	I-12
	Conflicts of Interest	I-18
	Valuation of Fund Investments	I-19
	Dividends and Taxes	I-20

General Information	Shareholder Documents	I-22
	Certain Fund Policies	I-22
	Statement of Additional Information	I-22

Glossary	Glossary	I-23

For More Information	Funds and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock Managed Volatility V.I. Fund

Investment Objective

The investment objective of the BlackRock Managed Volatility V.I. Fund (the “Fund”) is to seek a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities.

Prior to January 22, 2013, the BlackRock Managed Volatility V.I. Fund was known as BlackRock Balanced Capital V.I. Fund.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your variable annuity or insurance contract (the “Contract”) prospectus for information on the separate account fees and expenses associated with your Contract.

Shareholder Fees (fees paid directly from your investment)

The Fund is not subject to any shareholder fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I Shares	Class III Shares*
Management Fees[1]	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.92%	0.92%[2]
Acquired Fund Fees and Expenses[3]	0.23%	0.23%
Total Annual Fund Operating Expenses[3]	1.70%	1.95%
Fee Waivers and/or Expense Reimbursements[4]	(0.47)%	(0.47)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[4]	1.23%	1.48%

[1]	The Management Fee payable by the Fund is based on assets estimated to be attributable to the Fund’s direct investments in fixed-income and equity securities and instruments, including exchange-traded funds advised by BlackRock Fund Advisors, LLC or other investment advisers, other investments and cash and cash equivalents (including money market funds). BlackRock Advisors, LLC has contractually agreed to waive the Management Fee on assets estimated to be attributed to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock Advisors, LLC or its affiliates.
[2]	Other Expenses are based on estimated amounts for the current fiscal year.
[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report which does not include Acquired Fund Fees and Expenses.
[4]	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock Advisors, LLC has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.00% (for Class I Shares) and 1.25% (for Class III Shares) of average daily net assets through April 30, 2017. BlackRock Advisors, LLC has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0% (for Class I Shares) and 0% (for Class III Shares) of average daily net assets through April 30, 2017. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
*	Class currently active, but no assets in share class as of the fiscal year ended December 31, 2015.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Contract. See the Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$125	$490	$879	$1,969
Class III Shares	$151	$567	$1,009	$2,337

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and money market instruments. The Fund has wide flexibility in the relative weightings given to each category. The Fund may also invest a significant portion of its assets in affiliated and unaffiliated exchange-traded funds (“ETFs”). The Fund seeks to provide total return through its equity, fixed-income and other investment strategies.

With respect to its equity investments, the Fund may invest in ETFs or individual equity securities to an unlimited extent. The Fund and the ETFs may invest in common stock, preferred stock, securities convertible into common stock, non-convertible preferred stock and depositary receipts. The Fund and the ETFs may invest in securities of both U.S. and non-U.S. issuers without limit, which can be U.S. dollar-based or non-U.S. dollar-based and may be currency hedged or unhedged. The Fund and the ETFs may invest in securities of companies of any market capitalization.

With respect to its fixed-income investments, the Fund may invest in ETFs or individual fixed-income securities to an unlimited extent. The Fund and the ETFs may invest in a portfolio of fixed-income securities such as corporate bonds and notes, commercial and residential mortgage-backed securities (bonds that are backed by a mortgage loan or pools of loans secured either by commercial property or residential mortgages, as applicable), collateralized mortgage obligations (bonds that are backed by cash flows from pools of mortgages and may have multiple classes with different payment rights and protections), collateralized debt obligations, asset-backed securities, convertible securities, debt obligations of governments and their sub-divisions (including those of non-U.S. governments), other floating or variable rate obligations, municipal obligations and zero coupon debt securities. The Fund and the ETFs may also invest a significant portion of their assets in non-investment grade bonds (commonly called “junk” bonds or distressed securities), non-investment grade bank loans, foreign bonds (both U.S. dollar- and non-U.S. dollar-denominated) and bonds of emerging market issuers. The Fund and the ETFs may invest in non-U.S. dollar-denominated bonds on a currency hedged or unhedged basis.

With respect to its cash investments, the Fund may hold high quality money market securities, including short term U.S. Government securities, U.S. Government agency securities, securities issued by U.S. Government-sponsored enterprises and U.S. Government instrumentalities, bank obligations, commercial paper, including asset-backed commercial paper, corporate notes and repurchase agreements. The Fund may invest a significant portion of its assets in money market funds, including those advised by BlackRock Advisors, LLC (“BlackRock”) or its affiliates.

The Fund may invest in derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps and foreign currency transactions (including swaps), for hedging purposes, as well as to increase the return on its portfolio investments. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movement in the value of non-U.S. currencies. The ETFs may, to varying degrees, also invest in derivatives.

The Fund may invest in U.S. and non-U.S. real estate investment trusts (“REITs”), structured products (including, but not limited to, structured notes, credit linked notes and participation notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities) and floating rate securities (such as bank loans).

The Fund incorporates a volatility control process that seeks to reduce risk when the portfolio’s volatility is expected to exceed 10%. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index. Volatility may result in rapid and dramatic price swings. While BlackRock attempts to manage the Fund’s volatility to stabilize performance, there can be no guarantee that the Fund will be successful. The Fund may without limitation allocate assets into cash or short-term fixed-income securities, and away from riskier assets such as equity and high yield fixed-income securities. At any given time, the Fund may be invested entirely in equities, fixed-income or cash. As part of its attempt to manage the Fund’s volatility exposure, during certain periods the Fund may make significant investments in index futures or other derivative instruments designed to reduce the Fund’s exposure to portfolio volatility. The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks of investing in the Fund and/or the ETFs (each, an “Underlying Fund”).

Principal Risks of the Fund’s Fund of Funds Structure

■	Affiliated Fund Risk — In managing the Fund, BlackRock will have authority to select and substitute ETFs. BlackRock may be subject to potential conflicts of interest in selecting ETFs because the fees paid to BlackRock by some ETFs or mutual funds are higher than the fees paid by other ETFs. However, BlackRock is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting ETFs. If an ETF holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that ETF.
■	Allocation Risk — The Fund’s ability to achieve its investment goal depends upon BlackRock’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of ETFs and direct investments. There is a risk that BlackRock’s evaluations and assumptions regarding asset classes or ETFs may be incorrect in view of actual market conditions.
■	Investments in ETFs Risk — The Fund’s net asset value will change with changes in the value of the ETFs and other securities in which it invests. As with other investments, investments in other investment companies, including ETFs, are subject to market risk and, for non-index strategies, selection risk. In addition, if the Fund acquires shares of investment companies, including ETFs, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.
One ETF may buy the same securities that another ETF sells. In addition, the Fund may buy the same securities that an ETF sells, or vice-versa. If this happens, an investor in the Fund would indirectly bear the costs of these transactions without accomplishing the intended investment purpose. Certain of the ETFs may hold common portfolio securities, thereby reducing the diversification benefits of the Fund.

Principal ETF-Specific Risks

■	Cash Transaction Risk — Certain ETFs intend to effect creations and redemptions principally for cash, rather than primarily in-kind because of the nature of the ETF’s investments. Investments in such ETFs may be less tax efficient than investments in ETFs that effect creations and redemptions in-kind.
■	Management Risk — If an ETF does not fully replicate the underlying index, it is subject to the risk that the manager’s investment management strategy may not produce the intended results.
■	Passive Investment Risk — ETFs purchased by the Fund are not actively managed and may be affected by a general decline in market segments relating to their respective indices. An ETF typically invests in securities included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.

■	Representative Sampling Risk — When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.
■	Shares of an ETF May Trade at Prices Other Than Net Asset Value — The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in Creation Units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value, large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long term. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses.
■	Tracking Error Risk — Imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, which is the divergence of an ETF’s performance from that of its underlying index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because an ETF incurs fees and expenses while its underlying index does not.

Other Principal Risks of Investing in the Fund and/or an Underlying Fund

■	Collateralized Debt Obligations Risk — In addition to the typical risks associated with fixed income securities and asset-backed securities, collateralized debt obligations (“CDOs”) carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly. In addition, investments in CDOs may be characterized by the Fund as illiquid securities.
■	Concentration Risk — To the extent that the Fund’s or an Underlying Fund’s portfolio reflects concentration in the securities of issuers in a particular region, market, industry, group of industries, country, group of countries, sector or asset class, the Fund or the Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, market, industry, group of industries, country, group of countries, sector or asset class.
■	Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.
■	Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s or an underlying Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund or an Underlying Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.

■	Counterparty Risk — The counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s or an Underlying Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.
■	Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund or an Underlying Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s or an Underlying Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s or an Underlying Fund’s investments will not affect interest income derived from instruments already owned by the Fund or an Underlying Fund, but will be reflected in the Fund’s or an Underlying Fund’s net asset value. The Fund or an Underlying Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund or an Underlying Fund’s management. To the extent the Fund or an Underlying Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund or an Underlying Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund or an Underlying Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s or an Underlying Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund or an Underlying Fund may have to invest the proceeds in securities with lower yields.

■	Derivatives Risk — The Fund’s or an Underlying Fund’s use of derivatives may increase its costs, reduce the or an Underlying Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s or an Underlying Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund or an Underlying Fund to sell or otherwise close a derivatives position could expose the Fund or an Underlying Fund to losses and could make derivatives more difficult for the Fund or an Underlying Fund to value accurately.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

Leverage Risk — Certain transactions in derivatives involve substantial leverage risk and may expose the Fund or an Underlying Fund to potential losses that exceed the amount originally invested by the Fund or an Underlying Fund.

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives may become subject to margin requirements when regulations are finalized. Implementation of such regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of swaps and other derivatives may increase the costs to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund. In December 2015, the Securities and Exchange Commission proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund or an Underlying Fund. If the rule goes into effect, it could limit the ability of the Fund or an Underlying Fund to invest or remain invested in derivatives.
■	Distressed Securities Risk — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund and the Underlying Funds will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund or an Underlying Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund or an Underlying Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
■	Dollar Rolls Risk — Dollar rolls involve the risk that the market value of the securities that the Fund or an Underlying Fund is committed to buy may decline below the price of the securities the Fund or the Underlying Fund has sold. These transactions may involve leverage.
■	Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
■	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund or an Underlying Fund will lose money. These risks include:
—	The Fund and the Underlying Funds generally hold their foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
—	Changes in foreign currency exchange rates can affect the value of the Fund’s or an Underlying Fund’s portfolio.
—	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
—	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
—	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
—	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

—	The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Fund’s or an Underlying Fund’s investments.
■	High Portfolio Turnover Risk — The Fund or an Underlying Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund or an Underlying Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund or an Underlying Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund or an Underlying Fund’s performance.
■	Inflation Indexed Bonds Risk — The principal value of an investment is not protected or otherwise guaranteed by virtue of the Fund’s or an Underlying Fund’s investments in inflation-indexed bonds.
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal value.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s or an Underlying Fund’s gross income. Due to original issue discount, the Fund or an Underlying Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund or the Underlying Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.
■	Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when the investment style used by the Fund or an Underlying Fund is out of favor, the Fund or an Underlying Fund may underperform other funds that use different investment styles.
■	Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund or an Underlying Fund.
■	Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund or an Underlying Fund to greater risk and increase its costs. The use of leverage may cause the Fund or an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s or an Underlying Fund’s portfolio will be magnified when the Fund or the Underlying Fund uses leverage.
■	Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s or an Underlying Fund’s investments in illiquid securities may reduce the returns of the Fund or the Underlying Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s or an Underlying Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund or the Underlying Fund will tend to have the greatest exposure to liquidity risk. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. Liquid investments may become illiquid or less liquid after purchase by the Fund or an Underlying Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets, and if the Fund or an Underlying Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund or the Underlying Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. In addition, when there is illiquidity in the market for certain securities, the Fund or an Underlying Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund or an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund or Underlying Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Mid-Cap Securities Risk — The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
■	Mortgage- and Asset-Backed Securities Risks — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
■	Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:
General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.
Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund or an Underlying Fund may lose money.
Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.
Tax-Exempt Status Risk — The Fund, an Underlying Fund and their respective investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund, an Underlying Fund nor their respective investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund, an Underlying Fund and their respective shareholders to substantial tax liabilities.

■	Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
■	Real Estate Related Securities Risk — The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate.

The availability of mortgages and changes in interest rates may also affect real estate values. If the Fund’s or an Underlying Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund or the Underlying Fund will be particularly subject to the risks associated with that area or property type.
■	REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.
■	Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund or an Underlying Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund or an Underlying Fund may lose money.
■	Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund or an Underlying Fund with an agreement to repurchase the securities at an agreed upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund or an Underlying Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund or the Underlying Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund or an Underlying Fund.
■	Risks of Loan Assignments and Participations — As the purchaser of an assignment, the Fund or an Underlying Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund or an Underlying Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund or an Underlying Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund or an Underlying Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund or an Underlying Fund may be required to pass along to a purchaser that buys a loan from the Fund or the Underlying Fund by way of assignment a portion of any fees to which the Fund or the Underlying Fund is entitled under the loan. In connection with purchasing participations, the Fund or an Underlying Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund or an Underlying Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund or an Underlying Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund or an Underlying Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
■	Second Lien Loans Risk — Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.
■	Senior Loans Risk —There is less readily available, reliable information about most senior loans than is the case for many other types of securities. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. No active trading market may exist for certain senior loans, which may impair the ability of the Fund or an Underlying Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Although senior loans in which the Fund or an Underlying Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss. The senior loans in which the Fund or an Underlying Fund invests are usually rated below investment grade.
■	Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

■	Sovereign Debt Risk — Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
■	Structured Notes Risk — Structured notes and other related instruments purchased by the Fund or an Underlying Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund or an Underlying Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
■	Structured Products Risk — Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund or an Underlying Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Certain structured products may be thinly traded or have a limited trading market. In addition to the general risks associated with debt securities discussed herein, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes. Structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero.
■	Supranational Entities Risk — The Fund or an Underlying Fund may invest in obligations issued or guaranteed by the International Bank for Reconstruction and Development (the World Bank). The government members, or “stockholders,” usually make initial capital contributions to the World Bank and in many cases are committed to make additional capital contributions if the World Bank is unable to repay its borrowings. There is no guarantee that one or more stockholders of the World Bank will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund or an Underlying Fund may lose money on such investments.
■	Tender Option Bonds and Related Securities Risk — In a tender option bond transaction, the Fund or an Underlying Fund transfers municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the Fund or Underlying Fund. The Fund’s or an Underlying Fund’s participation in tender option bond transactions may reduce the Fund’s or an Underlying Fund’s return and/or increase volatility. Investments in tender option bonds expose the Fund or an Underlying Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund or an Underlying Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund or an Underlying Fund may invest in TOB Trusts on either a non-recourse or recourse basis. If the Fund or an Underlying Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.
■	U.S. Government Mortgage-Related Securities Risk — There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

■	U.S. Government Obligations Risk — Certain securities in which the Fund or an Underlying Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
■	Variable and Floating Rate Instrument Risk — The absence of an active market for these securities could make it difficult for the Fund or an Underlying Fund to dispose of them if the issuer defaults.
■	Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund or an Underlying Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
■	Zero Coupon Securities Risk — While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The Fund’s Annual Total Returns prior to January 22, 2013 as reflected in the bar chart and the table are the returns of the Fund that followed different investment strategies under the name “BlackRock Balanced Capital V.I. Fund.” The returns for Class III Shares, which have not yet recommenced operations, are based upon performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares. This information may be considered when assessing the performance of Class III Shares, but does not represent the actual performance of Class III Shares. The table compares the Fund’s performance to that of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the MSCI All Country World Index, the Citigroup World Government Bond Index (hedged into USD) and the MSCI All Country World Index (50%)/Citigroup World Government Bond Index (hedged into USD) (50%), which are relevant to the Fund because they have characteristics similar to the Fund’s investment strategies. As with all such investments, past performance is not an indication of future results. The bar chart and table do not reflect separate account fees and expenses. If they did, returns would be less than those shown. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Class I Shares
ANNUAL TOTAL RETURNS
BlackRock Managed Volatility V.I. Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 11.57% (quarter ended September 30, 2009) and the lowest return for a quarter was –15.28% (quarter ended December 31, 2008). The year-to-date return as of March 31, 2016 was 0.08%.

As of 12/31/15 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Managed Volatility V.I. Fund: Class I Shares	(0.57)%	5.50%	3.79%
BlackRock Managed Volatility V.I. Fund: Class III Shares	(0.81)%	5.24%	3.53%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (Reflects no deduction for fees, expenses or taxes)	0.05%	0.07%	1.24%
MSCI All Country World Index (Reflects no deduction for fees, expenses or taxes)	(2.36)%	6.09%	4.75%
Citigroup World Government Bond Index (hedged into USD) (Reflects no deduction for fees, expenses or taxes)	1.30%	3.93%	4.19%
MSCI All Country World Index (50%)/Citigroup World Government Bond Index (hedged into USD) (50%) (Reflects no deduction for fees, expenses or taxes)	(0.31)%	5.25%	4.89%

Investment Manager

The Fund’s investment manager is BlackRock. The Fund’s sub-advisers are BlackRock International Limited, BlackRock Asset Management North Asia Limited and BlackRock (Singapore) Limited. Where applicable, BlackRock also refers to the Fund’s sub-advisers.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Philip Green	2008	Managing Director of BlackRock, Inc.
Justin Christofel, CFA	2013	Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

Shares of the Fund currently are sold either directly or indirectly (through other variable insurance funds) to separate accounts of insurance companies (the “Insurance Companies”) and certain accounts administered by the Insurance Companies (the “Accounts”) to fund benefits under the Contracts issued by the Insurance Companies. Shares of the Fund may be purchased or sold each day the New York Stock Exchange is open.

The Fund does not have any initial or subsequent investment minimums. However, your Contract may require certain investment minimums. See your Contract prospectus for more information.

Tax Information

Distributions made by the Fund to an Account, and exchanges and redemptions of Fund shares made by an Account, ordinarily do not cause the corresponding Contract holder to recognize income or gain for Federal income tax purposes. See the Contract prospectus for information regarding the Federal income tax treatment of the distributions to Accounts and the holders of the Contracts.

Payments to Broker/Dealers and Other Financial Intermediaries

BlackRock and its affiliates may make payments relating to distribution and sales support activities to the Insurance Companies and other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Insurance Company or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Visit your Insurance Company’s website, which may have more information.

Details About the Fund

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the BlackRock Managed Volatility V.I. Fund (the “Fund”) and your rights as a shareholder.

How the Fund Invests

Investment Objective

The investment objective of the Fund is to seek a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities.

This investment objective is a fundamental policy of the Fund and may not be changed without approval of a majority of the Fund’s outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Investment Process

The Fund management team will tactically allocate to asset classes around the world that are deemed to offer attractive levels of return relative to the level of expected risk. In selecting investments, the Fund management team will identify global macro opportunities and position the Fund using a combination of exchange-traded funds (“ETFs”), money market funds advised by BlackRock Advisors, LLC (“BlackRock”) and its affiliates, individual securities and derivatives.

ETFs, mutual funds and securities are selected to achieve asset and sector allocations tactically set by the Fund management team. In selecting fixed-income investments, the Fund management team evaluates sectors of the bond market including, but not limited to, U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and corporate bonds. The Fund management team may shift the Fund’s assets among these various sectors based upon changing market conditions. Investments are made when the Fund management team believes that they have the potential for above-average total return.

In selecting equity investments, the Fund management team evaluates the attractiveness of countries and sectors as well as average market capitalization, and will assess each investment’s changing characteristics relative to its contribution to portfolio risk within that discipline and will sell the investment when it no longer offers an appropriate return-to-risk trade-off. The Fund will make investments that the Fund management team believes offer attractive returns through long-term capital appreciation and income.

The Fund incorporates a volatility control process that seeks to reduce risk when the portfolio’s volatility is expected to exceed 10%. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index. Volatility may result in rapid and dramatic price swings. While BlackRock attempts to manage the Fund’s volatility to stabilize performance, there can be no guarantee that the Fund will be successful. The Fund may without limitation allocate assets into cash or short-term fixed-income securities, and away from riskier assets such as equity and high yield fixed-income securities. At any given time, the Fund may be invested entirely in equities, fixed-income securities or cash. As part of its attempt to manage the Fund’s volatility exposure, during certain periods the Fund may make significant investments in index futures or other derivative instruments designed to reduce the Fund’s exposure to portfolio volatility. The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Principal Investment Strategies

The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and money market instruments. The Fund has wide flexibility in the relative weightings given to each category. The Fund may also invest a significant portion of its assets in affiliated and unaffiliated ETFs. The Fund seeks to provide total return through its equity, fixed-income and other investment strategies.

With respect to its equity investments, the Fund may invest in ETFs or individual equity securities to an unlimited extent. The Fund and the ETFs may invest in common stock, preferred stock, securities convertible into common stock, non-convertible preferred stock and depositary receipts. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock), and their value usually reflects both the stream of current income payments and the market value of the underlying common stock. The Fund and the ETFs may invest in securities of both U.S. and non-U.S. issuers without limit, which can be U.S. dollar-based or non-U.S. dollar-based and may be currency hedged or unhedged. The Fund and the ETFs may invest in securities of companies of any market capitalization.

With respect to its fixed-income investments, the Fund may invest in ETFs or individual fixed-income securities to an unlimited extent. The Fund and the ETFs may invest in a portfolio of fixed-income securities such as corporate bonds and notes, commercial and residential mortgage-backed securities (bonds that are backed by a mortgage loan or pools of loans secured either by commercial property or residential mortgages, as applicable), collateralized mortgage obligations (bonds that are backed by cash flows from pools of mortgages and may have multiple classes with different payment rights and protections), collateralized debt obligations, asset-backed securities, convertible securities, debt obligations of governments and their sub-divisions (including those of non-U.S. governments), other floating or variable rate obligations, municipal obligations and zero coupon debt securities. The Fund and the ETFs may also invest a significant portion of their assets in non-investment grade bonds (commonly called “junk” bonds or distressed securities), non-investment grade bank loans, foreign bonds (both U.S. dollar- and non-U.S. dollar-denominated) and bonds of emerging market issuers. The Fund and the ETFs may invest in non-U.S. dollar-denominated bonds on a currency hedged or unhedged basis.

Non-investment grade bonds acquired by the Fund or the ETFs will generally be in the lower categories of the major rating agencies at the time of purchase (BB or lower by Standard & Poor’s, a division of The McGraw Hill Companies (“S&P”), or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or will be determined by the Fund management team to be of similar quality. Split-rated bonds will be considered to have the higher credit rating. The average portfolio duration of the fixed-income investments held by the Fund will vary based on the Fund management team’s forecast of interest rates and there are no limits regarding portfolio duration or average maturity.

With respect to its cash investments, the Fund may hold high quality money market securities, including short term U.S. Government securities, U.S. Government agency securities, securities issued by U.S. Government-sponsored enterprises and U.S. Government instrumentalities, bank obligations, commercial paper, including asset-backed commercial paper, corporate notes and repurchase agreements. The Fund may invest a significant portion of its assets in money market funds, including those advised by BlackRock or its affiliates.

The Fund may invest in derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps and foreign currency transactions (including swaps), for hedging purposes, as well as to increase the return on its portfolio investments. An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A credit default swap is an agreement whereby one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. The Fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movement in the value of non-U.S. currencies. The ETFs may, to varying degrees, also invest in derivatives.

The Fund may invest in U.S. and non-U.S. REITs, structured products (including, but not limited to, structured notes, credit linked notes and participation notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities) and floating rate securities (such as bank loans).

REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

The Fund is classified as diversified under the Investment Company Act.

Other Strategies

In addition to the principal strategies discussed above, the Fund may also invest or engage in the following investments/strategies:

■	Borrowing — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.
■	Closed-End Funds — The Fund may invest in closed-end investment companies. Closed-end funds generally do not continuously offer their shares for sale and such shares generally are not redeemable. Closed-end funds sell a fixed number of shares, after which the shares typically trade on a secondary market with a price determined by the market at a price that may be more or less that the shares’ net asset value.
■	Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. The Fund may also invest in restricted securities, which are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale, such as Rule 144A securities. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market and therefore may be considered to be illiquid. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public and may be considered to be liquid securities.
■	Master Limited Partnerships — The Fund may invest in master limited partnerships (“MLPs”) that are generally in energy-related industries. MLPs are limited partnerships or limited liability companies taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining, production, processing, refining, transportation (including pipelines transporting gas, oil or products thereof) or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity.
■	“New Issues” — From time to time, the Fund and the ETFs may invest in shares of companies through initial public offerings (“IPOs”).
■	Securities Lending — The Fund may lend securities with a value up to 33 1⁄3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
■	When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.
ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by a team of financial professionals. Philip Green and Justin Christofel, CFA are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

Investment Risks

This section contains a discussion of the general risks of investing in the Fund. The “Investment Objectives and Policies” section in the Statement of Additional Information (“SAI”) also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The Fund is subject to risks due to its structure as a fund of funds, as well as the same risks as the ETFs in which it invests. The Fund is also subject to the risks associated with the securities in which it invests directly. The Fund invests in ETFs which invest in fixed-income and equity securities. The principal risks set forth below are the principal risks of investing in the Fund and/or the ETFs. In the following discussion, references to the “Fund” shall mean any one or more of the relevant ETFs and the Fund, where applicable.

Principal Risks of the Fund’s Fund of Funds Structure:

Affiliated Fund Risk — In managing the Fund, BlackRock will have authority to select and substitute ETFs. BlackRock may be subject to potential conflicts of interest in selecting ETFs because the fees paid to BlackRock by some ETFs are higher than the fees paid by other ETFs. However, BlackRock is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting ETFs. If an ETF holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that ETF.

Allocation Risk — The Fund’s ability to achieve its investment objective depends upon BlackRock’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of ETFs and direct investments. There is a risk that BlackRock’s evaluations and assumptions regarding asset classes or ETFs may be incorrect in view of actual market conditions. In addition, there is no guarantee that the ETFs will achieve their investment objectives, and the ETFs’ performance may be lower than the performance of the asset class which they were selected to represent. The ETFs may change their investment objectives or policies without the approval of the Fund. If an ETF were to change its investment objective or policies, the Fund might be forced to withdraw its investment from the ETF at a disadvantageous time and price.

Investments in ETFs Risk — The Fund may invest a significant portion of its assets in ETFs, so the Fund’s investment performance is, in part, related to the performance of the ETFs. The Fund’s net asset value will change with changes in the value of the ETFs and other securities in which it invests. As with other investments, investments in other investment companies, including ETFs, are subject to market risk and, for non-index strategies, selection risk. In addition, if the Fund acquires shares of investment companies, including ETFs, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

As the ETFs or the Fund’s allocations among the ETFs change from time to time, or to the extent that the expense ratio of the ETFs changes, the weighted average operating expenses borne by the Fund may increase or decrease.

Investing in an ETF will give the Fund exposure to the securities comprising the index on which the ETF is based. Shares of ETFs are traded on an exchange throughout a trading day, and bought and sold based on market values and not at the ETF’s net asset value. For this reason, shares of an ETF could trade at either a premium or discount to its net asset value. However, the trading prices of index-based ETFs tend to closely track the actual net asset value of the ETF. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs, in addition to a spread (i.e., the difference between what professional investors are willing to pay for ETF shares (the “bid” price) and the price at which they are willing to sell ETF shares (the “ask” price)).

One ETF may buy the same securities that another ETF sells. In addition, the Fund may buy the same securities that an ETF sells, or vice-versa. If this happens, an investor in the Fund would indirectly bear the costs of these transactions without accomplishing the intended investment purpose. Certain of the ETFs may hold common portfolio securities, thereby reducing the diversification benefits of the Fund.

Principal ETF-Specific Risks:

Cash Transaction Risk — Certain ETFs intend to effect creations and redemptions principally for cash, rather than primarily in-kind because of the nature of the ETF’s investments. Investments in such ETFs may be less tax efficient than investments in ETFs that effect creations and redemptions in-kind.

Management Risk — If an ETF does not fully replicate the underlying index, it is subject to the risk that the manager’s investment management strategy may not produce the intended results.

Passive Investment Risk — ETFs purchased by the Fund are not actively managed and may be affected by a general decline in market segments relating to their respective indices. An ETF typically invests in securities included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.

Representative Sampling Risk — Representative sampling is a method of indexing that involves investing in a representative sample of securities that collectively have a similar investment profile to the index and resemble the index in terms of risk factors and other key characteristics. An ETF may or may not hold every security in the index. When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.

Shares of an ETF May Trade at Prices Other Than Net Asset Value — Shares of an ETF trade on exchanges at prices at, above or below their most recent net asset value. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in Creation Units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses.

Tracking Error Risk — Imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, which is the divergence of an ETF’s performance from that of its underlying index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because an ETF incurs fees and expenses while its underlying index does not.

Other Principal Risks of Investing in the Fund and/or an Underlying Fund:

Collateralized Debt Obligations Risk — In addition to the typical risks associated with fixed income securities and asset-backed securities, collateralized debt obligations (“CDOs”) carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly. In addition, investments in CDOs may be characterized by the Fund as illiquid securities.

Concentration Risk — To the extent that the Fund’s or an Underlying Fund’s portfolio reflects concentration in the securities of issuers in a particular region, market, industry, group of industries, country, group of countries, sector or asset class, the Fund or the Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, market, industry, group of industries, country, group of countries, sector or asset class.

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Fund or an Underlying Fund may experience difficulties in selling its corporate loans. Transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s or an Underlying Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund or an Underlying Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund or an Underlying Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, the Fund or an Underlying Fund may become a member of the syndicate.

The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads.

The corporate loans in which the Fund or an Underlying Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s or an Underlying Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Counterparty Risk — The counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s or an Underlying Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.

Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund or an Underlying Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s or an Underlying Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s or an Underlying Fund’s investments will not affect interest income derived from instruments already owned by the Fund or an Underlying Fund, but will be reflected in the Fund’s or an Underlying Fund’s net asset value. The Fund or an Underlying Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund or an Underlying Fund’s management. To the extent the Fund or an Underlying Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund or an Underlying Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund or an Underlying Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve has purchased on the open market large quantities of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. As the Federal Reserve “tapers” or reduces the amount of securities it purchases pursuant to quantitative easing, and/or if the Federal Reserve raises the federal funds rate, there is a risk that interest rates will rise. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s or an Underlying Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund or an Underlying Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Derivatives Risk — The Fund’s or an Underlying Fund’s use of derivatives may increase its costs, reduce the Fund’s or an Underlying Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — The Fund’s or an Underlying Fund’s use of derivatives may reduce the Fund’s or an Underlying Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s or an Underlying Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund or an Underlying Fund to sell or otherwise close a derivatives position could expose the Fund or an Underlying Fund to losses and could make derivatives more difficult for the Fund or an Underlying Fund to value accurately. The Fund or an Underlying Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s or an Underlying Fund’s derivatives positions to lose value.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives may also expose the Fund or an Underlying Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund or an Underlying Fund to potential losses that exceed the amount originally invested by the Fund or an Underlying Fund.

Hedging Risk — When a derivative is used as a hedge against a position that the Fund or an Underlying Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s or an Underlying Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.

Tax Risk — The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund or an Underlying Fund realizes from its investments. As a result, a larger portion of the Fund’s or an Underlying Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund or an Underlying Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the IRS.

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives may become subject to margin requirements when regulations are finalized. Implementation of such regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of swaps and other derivatives may increase the costs to the Fund or an Underlying Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund or an Underlying Fund.

In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund or an Underlying Fund. If the rule goes into effect, it could limit the ability of the Fund or an Underlying Fund to invest or remain invested in derivatives. In addition, other future regulatory developments may impact the Fund’s or an Underlying Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund or an Underlying Fund itself is regulated. BlackRock cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund or an Underlying Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s or an Underlying Fund’s ability to achieve its investment objective.

Risks Specific to Certain Derivatives Used by the Fund or an Underlying Fund

Swaps — Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund or an Underlying Fund has entered into the swap will default on its obligation to pay the Fund or an Underlying Fund and the risk that the Fund or an Underlying Fund will not be able to meet its obligations to pay the other party to the agreement.

Credit Default Swaps — Credit default swaps may have as reference obligations one or more securities that are not currently held by the Fund or an Underlying Fund. The protection “buyer” may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange transactions are over-the- counter (“OTC”) contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund or an Underlying Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Indexed and Inverse Securities — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s or an Underlying Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s or an Underlying Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund or an Underlying Fund management does not anticipate.

Futures — Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund or an Underlying Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Options — An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund or an Underlying Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund or an Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund or an Underlying Fund. To the extent that the Fund or an Underlying Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund or an Underlying Fund could experience a substantial loss.

Distressed Securities Risk — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund or an Underlying Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund or an Underlying Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund or an Underlying Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Dollar Rolls Risk — A dollar roll transaction involves a sale by the Fund or an Underlying Fund of a mortgage-backed or other security concurrently with an agreement by the Fund or the Underlying Fund to repurchase a similar security at a later date at an agreed-upon price. Dollar roll transactions involve the risk that the market value of the securities the Fund or an Underlying Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund or an Underlying Fund sells securities becomes insolvent, the Fund’s or the Underlying Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets may include those in countries considered emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund or an Underlying Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s or an Underlying Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. Many emerging markets do not have income tax treaties with the United States, and as a result, investments by the Fund or an Underlying Fund may be subject to higher withholding taxes in such countries. In addition, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund or an Underlying Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund or an Underlying Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Equity Securities Risk — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund or an Underlying Fund could decline if the financial condition of the companies the Fund or the Underlying Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund or an Underlying Fund will lose money. In particular, the Fund or an Underlying Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund or the Underlying Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Certain Risks of Holding Fund Assets Outside the United States — The Fund or an Underlying Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s or an Underlying Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund or an Underlying Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund or an Underlying Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund or the Underlying Fund than for investment companies invested only in the United States.

Currency Risk — Securities and other instruments in which the Fund or an Underlying Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s or an Underlying Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s or an Underlying Fund’s ability to purchase or sell foreign securities or transfer the Fund’s or the Underlying Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s or the Underlying Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s or an Underlying Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s or an Underlying Fund’s investments.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund or an Underlying Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund or Underlying Fund management to completely and accurately determine a company’s financial condition.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund or an Underlying Fund to carry out transactions. If the Fund or an Underlying Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund or an Underlying Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund or the Underlying Fund could be liable for any losses incurred.

European Economic Risk — The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Fund’s or an Underlying Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the Euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

High Portfolio Turnover Risk — The Fund or an Underlying Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund or the Underlying Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund or Underlying Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund or Underlying Fund performance.

Inflation Indexed Bonds Risk — The principal value of an investment is not protected or otherwise guaranteed by virtue of the Fund’s or an Underlying Fund’s investments in inflation-indexed bonds.

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal value.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s or an Underlying Fund’s gross income. Due to original issue discount, the Fund or an Underlying Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund or the Underlying Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when the investment style used by the Fund or an Underlying Fund is out of favor, the Fund or the Underlying Fund may underperform other funds that use different investment styles.

Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund or an Underlying Fund. The major risks of junk bond investments include:

■	Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.
■	Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.
■	Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.
■	Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund or an Underlying Fund before it matures. If the issuer redeems junk bonds, the Fund or an Underlying Fund may have to invest the proceeds in bonds with lower yields and may lose income.
■	Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s or an Underlying Fund’s securities than is the case with securities trading in a more liquid market.
■	The Fund or an Underlying Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund or an Underlying Fund to greater risk and increase its costs. As an open-end investment company registered with the SEC, the Fund and the Underlying Funds are subject to the federal securities laws, including the Investment Company Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund and the Underlying Funds must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of instruments. The use of leverage may cause the Fund or an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s or Underlying Fund’s portfolio will be magnified when the Fund or Underlying Fund uses leverage.

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s or an Underlying Fund’s investments in illiquid securities may reduce the returns of the Fund or an Underlying Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s or an Underlying Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund or the Underlying Fund will tend to have the greatest exposure to liquidity risk. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. Liquid investments may become illiquid or less liquid after purchase by the Fund or an Underlying Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets, and if the Fund or an Underlying Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund or the Underlying Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. In addition, when there is illiquidity in the market for certain securities, the Fund or an Underlying Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund or an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund or Underlying Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Mid-Cap Securities Risk — The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Mortgage- and Asset-Backed Securities Risks — Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Although asset-backed and commercial mortgage-backed securities (“CMBS”) generally experience less prepayment than residential mortgage-backed securities, mortgage-backed and asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks.

Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The Fund’s or an Underlying Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgage or assets, particularly during periods of economic downturn. Certain CMBS are issued in several classes with different levels of yield and credit protection. The Fund’s or an Underlying Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (“CMOs”). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Fund or an Underlying Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund or Underlying Fund management, it is possible that the Fund or the Underlying Fund could lose all or substantially all of its investment. Certain mortgage-backed securities in which the Fund or an Underlying Fund may invest may also provide a degree of investment leverage, which could cause the Fund or the Underlying Fund to lose all or substantially all of its investment.

The mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s or an Underlying Fund’s mortgage-related investments. Delinquencies and losses on mortgage loans (including subprime and second-lien mortgage loans) generally have increased and may continue to increase, and a decline in or flattening of real estate values (as has been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of mortgage loan originators have experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks — The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund or an Underlying Fund may not receive any income or get its money back from the investment.

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund or an Underlying Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s or an Underlying Fund’s loss.

Tax-Exempt Status Risk — In making investments, the Fund, an Underlying Fund and their respective investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on Municipal Obligations and payments under tax-exempt derivative securities. Neither the Fund, an Underlying Fund nor their respective investment manager will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund, an Underlying Fund and their respective shareholders could be subject to substantial tax liabilities. The Internal Revenue Service (the “IRS”) has generally not ruled on the taxability of the securities. An assertion by the IRS that a portfolio security is not exempt from Federal income tax (contrary to indications from the issuer) could affect the Fund’s, an Underlying Fund’s and shareholder’s income tax liability for the current or past years and could create liability for information reporting penalties. In addition, an IRS assertion of taxability may impair the liquidity and the fair market value of the securities.

Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Real Estate Related Securities Risk — The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. If the Fund’s or an Underlying Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund or the Underlying Fund will be particularly subject to the risks associated with that area or property type.

REIT Investment Risk — In addition to the risks facing real estate related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund or an Underlying Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund or the Underlying Fund may lose money.

Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund or an Underlying Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund or an Underlying Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund or the Underlying Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund or an Underlying Fund.

Risks of Loan Assignments and Participations — As the purchaser of an assignment, the Fund or an Underlying Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund or an Underlying Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund or an Underlying Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund or an Underlying Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund or an Underlying Fund may be required to pass along to a purchaser that buys a loan from the Fund or the Underlying Fund by way of assignment a portion of any fees to which the Fund or the Underlying Fund is entitled under the loan. In connection with purchasing participations, the Fund or an Underlying Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund or an Underlying Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund or an Underlying Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund or an Underlying Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Second Lien Loans Risk — Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien loans generally have greater price volatility than senior loans and may be less liquid.

There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure for the holders of such loans. Second lien loans share the same risks as other below investment grade securities.

Senior Loans Risk — There is less readily available, reliable information about most senior loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund’s or an Underlying Fund’s investments, and the Fund’s or the Underlying Fund’s investment manager relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, the Fund or an Underlying Fund is particularly dependent on the analytical abilities of its investment manager.

An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value.

No active trading market may exist for certain senior loans, which may impair the ability of the Fund or an Underlying Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Adverse market conditions may impair the liquidity of some actively traded senior loans. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. See “Liquidity Risk.”

Although senior loans in which the Fund or an Underlying Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund or an Underlying Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. If the terms of a senior loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund or an Underlying Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund or an Underlying Fund. Such court action could under certain circumstances include invalidation of senior loans.

If a senior loan is acquired through an assignment, the Fund or an Underlying Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. If a senior loan is acquired through a participation, the Fund or an Underlying Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund or an Underlying Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund or an Underlying Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

The senior loans in which the Fund or Underlying Fund invests are usually rated below investment grade. As a result, the risks associated with senior loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. See “Junk Bonds Risk.” The higher standing of senior loans has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest rates are typically adjusted for changes in short-term interest rates, senior loans generally are subject to less interest rate risk than other below investment grade securities, which are typically fixed rate.

Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s or an Underlying Fund’s investment in a small cap and emerging growth company may lose substantial value. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

The securities of small cap or emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap and emerging growth securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap and emerging growth securities requires a longer term view.

Sovereign Debt Risk — Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Structured Notes Risk — Structured notes and other related instruments purchased by the Fund or an Underlying Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference measure. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by the Fund or an Underlying Fund. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference measure.

Structured notes may be positively or negatively indexed, so the appreciation of the reference measure may produce an increase or a decrease in the interest rate or the value of the principal at maturity. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of reference measures. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

The purchase of structured notes exposes the Fund or an Underlying Fund to the credit risk of the issuer of the structured product. Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

Structured Products Risk — Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund or an Underlying Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Certain structured products may be thinly traded or have a limited trading market. In addition to the general risks associated with debt securities discussed herein, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes. Structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero.

Supranational Entities Risk — The Fund or an Underlying Fund may invest in obligations issued or guaranteed by the International Bank for Reconstruction and Development (the World Bank). The government members, or “stockholders,” usually make initial capital contributions to the World Bank and in many cases are committed to make additional capital contributions if the World Bank is unable to repay its borrowings. There is no guarantee that one or more stockholders of the World Bank will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund or an Underlying Fund may lose money on such investments.

Tender Option Bonds and Related Securities Risk — In a tender option bond transaction, the Fund or an Underlying Fund transfers municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (“TOB Floaters”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the Fund or Underlying Fund.

The Fund’s or an Underlying Fund’s participation in tender option bond transactions may reduce the Fund’s or an Underlying Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund or an Underlying Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund or an Underlying Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

The Fund or an Underlying Fund may invest in TOB Trusts on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Floaters to tender their certificates in exchange for payment of par plus accrued interest on any business day, subject to the non-occurrence of tender option termination events. When the Fund or an Underlying Fund invests in a TOB Trust on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”).

If a Fund or an Underlying Fund invests in a TOB Trust on a recourse basis, the Fund or Underlying Fund will typically enter into a reimbursement agreement with the Liquidity Provider where the Fund or Underlying Fund is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if the Fund or an Underlying Fund invests in a TOB Trust on a recourse basis, the Fund or Underlying Fund will bear the risk of loss with respect to any Liquidation Shortfall.

To the extent that the Fund or an Underlying Fund, rather than a third-party bank or financial institution, sponsors a TOB Trust, certain responsibilities that previously belonged to the sponsor bank will be performed by, or on behalf of, the Fund or the Underlying Fund. The Fund’s or Underlying Fund’s additional duties and responsibilities under the new TOB Trust structure may give rise to certain additional risks including compliance, securities law and operational risks.

U.S. Government Mortgage-Related Securities Risk — There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. Ginnie Mae securities also are supported by the right of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

U.S. Government Obligations Risk — Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. Government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable and Floating Rate Instrument Risk — The absence of an active market for these securities could make it difficult for the Fund or an Underlying Fund to dispose of them if the issuer defaults.

Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund or an Underlying Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Zero Coupon Securities Risk — While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

Other Risks of Investing in the Fund and/or an Underlying Fund

The Fund and/or an Underlying Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Borrowing Risk — Borrowing may exaggerate changes in the net asset value of Fund or Underlying Fund shares and in the return on the Fund’s or an Underlying Fund’s portfolio. Borrowing will cost the Fund or an Underlying Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s or an Underlying Fund’s return. Borrowing may cause the Fund or an Underlying Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Master Limited Partnerships Risk — The common units of an MLP are listed and traded on U.S. securities exchanges and their value fluctuates predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

“New Issues” Risk — “New issues” are IPOs of equity securities. Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund or an Underlying Fund. However, there is no assurance that the Fund or an Underlying Fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. The investment performance of the Fund or an Underlying Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund or the Underlying Fund is able to do so. In addition, as the Fund or an Underlying Fund increases in size, the impact of IPOs on the Fund’s or an Underlying Fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering. When an initial public offering is brought to the market, availability may be limited and the Fund or an Underlying Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.

Risks of Investing in Closed-End Funds — The shares of closed-end funds may trade at a discount or premium to, or at, their net asset value. To the extent that the Fund or an Underlying Fund invests a portion of its assets in closed-end funds, those assets will be subject to the risks of the closed-end fund’s portfolio securities, and a shareholder in the Fund or an Underlying Fund will bear not only his or her proportionate share of the expenses of the Fund or an underlying fund, but also, indirectly, the expenses of the closed-end fund. The securities of closed-end funds in which the Fund or an Underlying Fund may invest may be leveraged. As a result, the Fund or an Underlying Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose the Fund or an Underlying Fund to higher volatility in the market value of such securities and the possibility that the Fund’s or an Underlying Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund or an Underlying Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund or an Underlying Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Information About the ETFs

The Fund may invest in any of the ETFs listed below. The table sets forth (i) the names of the ETFs, and (ii) brief descriptions of their investment objectives and principal investment strategies. The list of ETFs is subject to change at the discretion of BlackRock without notice to shareholders.

Prospectuses for any of these ETFs can be accessed at www.iShares.com/prospectus or obtained by calling (800) 474-2737.

ETFs

BlackRock Fund Advisors, LLC (“BFA”), an affiliate of BlackRock and each underlying ETF’s investment adviser, uses a “passive” or indexing approach to try to achieve the ETF’s investment objective. Unlike many investment companies, the ETFs the Fund invests in do not try to “beat” the index they track and do not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the ETF will substantially outperform the Underlying Index (as defined below) but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

For some ETFs, BFA may invest in all securities included in the Underlying Index in roughly the same proportions as each security is weighted in such Underlying Index in an indexing strategy known as “full replication.” For other ETFs, BFA uses a representative sampling indexing strategy to manage the ETFs. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error risk to a greater extent than a fund that seeks to replicate an index.

An ETF will at all times invest at least 80% of its assets in the securities of the Underlying Index or in depositary receipts representing securities in its Underlying Index. The ETF may invest the remainder of its assets in other securities, including securities not in the Underlying Index, but which BFA believes will help track the Underlying Index. Certain ETFs may also hold futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the ETF and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

Each ETF will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. Government securities are not considered to be issued by members of any industry.

Fund Name	Investment Objective and Principal Investment Strategies
iShares® MSCI All Country Asia ex Japan ETF
The fund seeks to track the investment results of the MSCI AC Asia ex Japan Index (the “Underlying Index”), which, as of June 30, 2015, is a free float-adjusted market capitalization index designed to measure equity market performance of the following 10 developed and emerging market countries or regions: China, Hong Kong, India, Indonesia, Malaysia, the Philippines, Singapore, South Korea, Taiwan and Thailand. The Underlying Index may include large- or mid-capitalization companies. Components of the Underlying Index primarily include financials, industrials and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.

Fund Name	Investment Objective and Principal Investment Strategies
iShares® 1-3 Year Treasury Bond ETF
The fund seeks to track the investment results of the ICE U.S. Treasury 1-3 Year Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one year and less than three years. As of November 30, 2015, there were 90 issues in the Underlying Index. The Underlying Index includes publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to one year and less than three years, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization excluding amounts held by the Federal Reserve and the securities in the Underlying Index are updated on the last business day of each month. Prior to the selection of the Underlying Index on March 31, 2016, the fund tracked the Barclays U.S. 1-3 Year Treasury Bond Index.

iShares® 7-10 Year Treasury Bond ETF
The fund seeks to track the investment results of the ICE U.S. Treasury 7-10 Year Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to seven years and less than ten years. As of November 30, 2015, there were 17 issues in the Underlying Index. The Underlying Index includes publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to seven years and less than ten years and have $300 million or more of outstanding face value excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization excluding amounts held by the Federal Reserve and the securities in the Underlying Index are updated on the last business day of each month. Prior to the selection of the Underlying Index on March 31, 2016, the Fund tracked the Barclays U.S. 7-10 Year Treasury Bond Index.

iShares® Core U.S. Aggregate Bond ETF (formerly known as iShares Core Total U.S. Bond Market ETF)
The fund seeks to track the investment results of the Barclays U.S. Aggregate Bond Index (the “Underlying Index”), which measures the performance of the total U.S. investment-grade bond market. As of December 31, 2014, there were 9,079 issues in the Underlying Index.

The Underlying Index includes investment-grade U.S. Treasury bonds, government-related bonds, corporate bonds, mortgage-backed pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include mortgage-backed pass-through and treasury securities, and financials and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time. The securities in the Underlying Index have $250 million or more of outstanding face value and have at least one year remaining to maturity, with the exception of amortizing securities such as asset-backed and mortgage-backed securities, which have lower thresholds as defined by the index provider. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Certain types of securities, such as state and local government series bonds, structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds are excluded from the Underlying Index. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

Fund Name	Investment Objective and Principal Investment Strategies
iShares® 20+ Year Treasury Bond ETF
The fund seeks to track the investment results of the ICE U.S. Treasury 20+ Year Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to twenty years. As of November 30, 2015, there were 33 issues in the Underlying Index. The Underlying Index includes publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization excluding amounts held by the Federal Reserve and the securities in the Underlying Index are updated on the last business day of each month. Prior to the selection of the Underlying Index on March 31, 2016, the Fund tracked the Barclays U.S. 20+ Year Treasury Bond Index.

iShares® Short Treasury Bond ETF
The fund seeks to track the investment results of the Barclays U.S. Short Treasury Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between one and 12 months. As of December 31, 2014, there were 68 issues in the Underlying Index. The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of between one and 12 months and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares® 3-7 Year Treasury Bond ETF
The fund seeks to track the investment results of the ICE U.S. Treasury 3-7 Year Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years. As of November 30, 2015, there were 99 issues in the Underlying Index. The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to three years and less than seven years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization excluding amounts held by the Federal Reserve and the securities in the Underlying Index are updated on the last business day of each month. Prior to the selection of the Underlying Index on March 31, 2016, the Fund tracked the Barclays U.S. 3-7 Year Treasury Bond Index.

iShares® MBS ETF
The fund seeks to track the investment results of the Barclays U.S. MBS Index (the “Underlying Index”), which measures the performance of investment-grade mortgage-backed pass-through securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Government National Mortgage Association (“Ginnie Mae”). The Underlying Index includes fixed-rate mortgage-backed pass-through securities issued by Ginnie Mae, Fannie Mae and Freddie Mac that have 30-, 20-, 15-year maturities, as well as hybrid adjustable rate mortgages (“ARMs”). All securities in the Underlying Index must have a remaining weighted average maturity of at least one year; hybrid ARMs must be at least one year away from initial reset, must be investment-grade, and must have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be nonconvertible. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

Fund Name	Investment Objective and Principal Investment Strategies
iShares® China Large-Cap ETF
The fund seeks to track the investment results of the FTSE China 50 Index (the “Underlying Index”), which is designed to track the performance of the largest companies in the Chinese equity market that are available to international investors. The Underlying Index consists of 50 of the largest and most liquid Chinese companies. Securities in the Underlying Index are weighted based on the total market value of their shares, so that securities with higher total market values generally have a higher representation in the Underlying Index. Each security in the Underlying Index is a current constituent of the FTSE All-World Index and all of the securities in the Underlying Index currently trade on the Hong Kong Stock Exchange. Components primarily include financials, oil and gas, technology, and telecommunications companies. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.

iShares® Intermediate Credit Bond ETF
The fund seeks to track the investment results of the Barclays U.S. Intermediate Credit Bond Index (the “Underlying Index”), which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than 10 years. As of December 31, 2014, there were 4,058 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer discretionary, consumer staples, energy, financials and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time. The Underlying Index includes investment-grade credit securities that have a remaining maturity of greater than or equal to one year and less than 10 years and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and bonds that have been issued in one country’s currency, but are traded outside of that country in a different country and regulatory system (Eurobonds). The Underlying Index is market capitalization-weighted, and the securities in the Underlying Index are updated on the last business day of each month.

iShares® Latin America 40 ETF
The fund seeks to track the investment results of the S&P Latin America 40TM (the “Underlying Index”), which is comprised of selected equities trading on the exchanges of five Latin American countries. The Underlying Index includes securities that S&P Dow Jones Indices LLC, a subsidiary of McGraw Hill Financial, Inc., considers to be highly liquid from major economic sectors of the Mexican and South American equity markets. Companies from Brazil, Chile, Colombia, Mexico and Peru are represented in the Underlying Index. The Underlying Index includes large blue-chip companies. Components of the Underlying Index primarily include consumer staples, financials and telecommunications companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares® MSCI ACWI ETF
The fund seeks to track the investment results of the MSCI ACWI (the “Underlying Index”), which is a free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging markets countries. The Underlying Index may include large-, and mid-capitalization companies. Components of the Underlying lndex primarily include consumer discretionary, financials, healthcare and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time. As of June 30, 2015, the Underlying Index consisted of companies in the following countries or regions: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, the Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Qatar, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Arab Emirates, the United Kingdom and the United States.

Fund Name	Investment Objective and Principal Investment Strategies
iShares® MSCI EAFE ETF
The fund seeks to track the investment results of the MSCI EAFE Index (the “Underlying Index”), which has been developed by MSCI Inc. as an equity benchmark for international stock performance. The Underlying Index includes stocks from Europe, Australasia and the Far East and, as of June 30, 2015, consisted of the following 21 developed market countries or regions: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Underlying Index may include large- or mid-capitalization companies. Components of the Underlying Index primarily include consumer discretionary, financials and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares® MSCI EAFE Minimum Volatility ETF
The fund seeks to track the investment results of the MSCI EAFE Minimum Volatility (USD) Index (the “Underlying Index”), which has been developed by MSCI Inc. to measure the performance of international equity securities that in the aggregate have lower relative volatility. The Underlying Index begins with the MSCI EAFE Index, which is a capitalization-weighted index, and then follows a rules-based methodology that is designed to determine weights for securities in the index that seeks to minimize total risk of the MSCI EAFE Index. Under a rules-based methodology, securities and weighting of the index are established based on pre-established parameters and discretionary factors are not relied on. Generally, rules-based methodologies will include specified requirements for security eligibility, maximum and minimum weightings by security and, in some cases by sector and country, established rules relating to handling or special dividends and other distributions and treatment of corporate events. In order to determine weightings by security within the Underlying Index, MSCI constructs a portfolio of lowest expected volatility, based on Barra’s multi-factor risk model, which is determined based on the projected “riskiness” of securities in MSCI EAFE Index whilst subjected to established minimum and maximum weightings of index constituents, countries, sectors and risk indices including momentum, value, size, size nonlinearity, growth, liquidity and financial leverage. The Underlying Index includes stocks from Europe, Australasia, the Middle East and the Far East and, as of June 30, 2015, consisted of the following 18 developed market country indexes or regions: Australia, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Sweden, Switzerland and the United Kingdom. The Underlying Index may include large- or mid-capitalization companies. Components of the Underlying Index primarily include consumer staples, financials and healthcare companies. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.

iShares® MSCI Emerging Markets Minimum Volatility ETF
The fund seeks to track the investment results of the MSCI Emerging Markets Minimum Volatility (USD) Index (the “Underlying Index”), which has been developed by MSCI Inc. to measure the performance of equity securities in global emerging markets that in aggregate have lower volatility. The Underlying Index begins with the MSCI Emerging Markets Index, which is a capitalization-weighted index, and then follows a rules-based methodology that is designed to determine optimal weights for securities in the index having the lowest total risk. Under a rules-based methodology, securities and weighting of the index are established based on pre-established parameters and discretionary factors are not relied on. Generally, rules-based methodologies will include specified requirements for security eligibility, maximum and minimum weightings by security and, in some cases by sector and country, established rules relating to handling of special dividends and other distributions and treatment of corporate events. In order to determine weightings by security within the Underlying Index, MSCI constructs a portfolio of lowest expected volatility, based on Barra’s multi-factor risk model, which is determined based on the projected “riskiness” of securities in MSCI Emerging Markets Index whilst subjected to established minimum and maximum weightings of index constituents, countries, sectors and risk indices including momentum, value, size, size nonlinearity, growth, liquidity and financial leverage. As of June 30, 2015, the Underlying Index consisted of companies in the following 21 countries: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand and the United Arab Emirates. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer staples, financials and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.

Fund Name	Investment Objective and Principal Investment Strategies
iShares® MSCI USA Minimum Volatility ETF
The fund seeks to track the investment results of the MSCI USA Minimum Volatility (USD) Index (the “Underlying Index”), which has been developed by MSCI Inc. to measure the performance of equity securities in the top 85% by market capitalization of equity securities listed on stock exchanges in the United States that, in the aggregate, have lower volatility relative to the broader U.S. equity market. The Underlying Index begins with the MSCI USA Index, which is a capitalization-weighted index, and then follows a rules-based methodology to optimize the index in USD and determine weights for securities in the index that seeks to minimize total risk of the MSCI USA Index. Under a rules-based methodology, securities and weighting of the index are established based on pre-established parameters and discretionary factors are not relied on. Generally, rules-based methodologies will include specified requirements for security eligibility, maximum and minimum weightings by security and, in some cases by sector and country, established rules relating to handling or special dividends and other distributions and treatment of corporate events. In order to determine weightings by security within the Underlying Index, MSCI constructs a portfolio of lowest expected volatility, based on Barra’s multi-factor risk model, which is determined based on the projected “riskiness” of securities in MSCI USA Index whilst subjected to established minimum and maximum weightings of index constituents, countries, sectors and risk indices including momentum, value, size, size nonlinearity, growth, liquidity and financial leverage. Components primarily include financials, healthcare and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.

iShares® MSCI Mexico Capped ETF
The fund seeks to track the investment results of the MSCI Mexico Investable Market Index (IMI) 25/50 (the “Underlying Index”), which consists of stocks traded primarily on the Mexican Stock Exchange. The Underlying Index is a free float-adjusted market capitalization-weighted index with a capping methodology applied to issuer weights so that no single issuer of a component exceeds 25% of the Underlying Index weight, and all issuers with weight above 5% do not cumulatively exceed 50% of the Underlying Index weight. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer staples, financials and telecommunications companies. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.

iShares® MSCI Pacific ex Japan ETF
The fund seeks to track the investment results of the MSCI Pacific ex Japan Index (the “Underlying Index”), which consists of stocks from the following four countries or regions: Australia, Hong Kong, New Zealand and Singapore. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include financials, industrials and materials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.

iShares® National Muni Bond ETF (formerly known as iShares® National AMT Free Muni Bond ETF)
The fund seeks to track the investment results of the S&P National AMT-Free Municipal Bond Index™ (the “Underlying Index”), which measures the performance of the investment-grade segment of the U.S. municipal bond market. As of December 31, 2014, there were 9,906 issues in the Underlying Index. Components primarily include transportation and utilities companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time. The Underlying Index includes municipal bonds from issuers that are primarily state or local governments or agencies such that the interest on each bond is exempt from U.S. federal income taxes and the federal alternative minimum tax (“AMT”). Each bond must have a rating of at least BBB- by Standard & Poor’s Ratings Services, Baa3 by Moody’s Investors Service, Inc., or BBB- by Fitch Ratings, Inc. A bond must be rated by at least one of the three rating agencies in order to qualify for the Underlying Index. For the avoidance of doubt, the lowest rating will be used in determining if the bond is investment-grade. Each bond must be denominated in U.S. dollars. Each bond in the Underlying Index must be a constituent of an offering where the original offering amount was at least $100 million. The bond must have a minimum par amount of $25 million to be eligible for inclusion. To remain in the Underlying Index, bonds must maintain a minimum par amount greater than or equal to $25 million as of the next rebalancing date. In addition, each bond must have a minimum term to maturity and/or pre-refunded or call date greater than or equal to one calendar month to be included in the Underlying Index. The Underlying Index is a market-value weighted index, and the securities in the Underlying Index are updated after the close on the last business day of each month.

Fund Name	Investment Objective and Principal Investment Strategies
iShares® U.S. Preferred Stock ETF
The fund seeks to track the investment results of the S&P U.S. Preferred Stock IndexTM (the “Underlying Index”), which measures the performance of a select group of preferred stocks listed on the New York Stock Exchange, NYSE Arca, Inc., NYSE Amex, NASDAQ Global Select Market, NASDAQ Select Market or NASDAQ Capital Market. The Underlying Index does not seek to directly reflect the performance of the companies issuing the preferred stock. The Underlying Index includes preferred stocks with a market capitalization over $100 million that meet minimum price, liquidity, trading volume, maturity and other requirements determined by S&P Dow Jones Indices LLC, a subsidiary of McGraw Hill Financial, Inc. The Underlying Index excludes certain issues of preferred stock, such as those that are issued by special ventures (e.g., toll roads or dam operators) or structured products and brand name products issued by financial institutions that are packaged securities linked to indices or other stocks. In general, preferred stock is a class of equity security that pays a specified dividend that must be paid before any dividends can be paid to common stockholders and takes precedence over common stock in the event of a company’s liquidation.

Although preferred stocks represent a partial ownership interest in a company, preferred stocks generally do not carry voting rights and have economic characteristics similar to fixed-income securities. Preferred stocks generally are issued with a fixed par value and pay dividends based on a percentage of that par value at a fixed or variable rate. Additionally, preferred stocks often have a liquidation value that generally equals the original purchase price of the preferred stock at the date of issuance. The Underlying Index may include many different categories of preferred stock, such as floating, variable and fixed-rate preferreds, callable preferreds, convertible preferreds, cumulative and non-cumulative preferreds or various other traditional and hybrid issues of preferred stock.

As of March 31, 2015, the Underlying Index was concentrated in the financial industry group, which comprised approximately 67.3% of the market capitalization of the Underlying Index. As of March 31, 2015, the Underlying Index was comprised of stocks of companies in the following countries: Canada, Ireland, Singapore, Sweden and the United Kingdom. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include energy, financials, industrials and insurance companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares® TIPS Bond ETF
The fund seeks to track the investment results of the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “Underlying Index”). The Underlying Index measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.” TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation — a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, the consumer price index (“CPI”), and TIPS’ principal payments are adjusted according to changes in the CPI. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

The Underlying Index includes all publicly-issued U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment-grade and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

iShares® MSCI Australia ETF
The fund seeks to track the investment results of the MSCI Australia Index (the “Underlying Index”), which consists of stocks traded primarily on the Australian Stock Exchange. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer staples, financials and materials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.

Fund Name	Investment Objective and Principal Investment Strategies
iShares® 1-3 Year Credit Bond ETF
The fund seeks to track the investment results of the Barclays U.S. 1-3 Year Credit Bond Index (the “Underlying Index”), which measures the performance of investment- grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than three years. As of December 31, 2014, there were 1,169 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and primarily include agency securities, sovereign entities, and consumer staples, consumer discretionary. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

The Underlying Index includes investment-grade credit securities that have a remaining maturity of greater than or equal to one year and less than three years and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and bonds that have been issued in one country’s currency but are traded outside of that country in a different monetary and regulatory system (Eurobonds). The Underlying Index is market capitalization-weighted, and the securities in the Underlying Index are updated on the last business day of each month.

iShares® MSCI Brazil Capped ETF
The fund seeks to track the investment results of the MSCI Brazil 25/50 Index (the “Underlying Index”), which consists of stocks traded primarily on the BM&FBOVESPA (the Brazilian exchange). The Underlying Index is a free float-adjusted market capitalization-weighted index with a capping methodology applied to issuer weights so that no single issuer of a component exceeds 25% of the Underlying Index weight and all issuers with weight above 5% do not cumulatively exceed 50% of the Underlying Index weight. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer staples, energy and financials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.

iShares® MSCI Canada ETF
The fund seeks to track the investment results of the MSCI Canada Index (the “Underlying Index”), which consists of stocks traded primarily on the Toronto Stock Exchange. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include energy, financials and materials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares® Select Dividend ETF
The fund seeks to track the investment results of the Dow Jones U.S. Select Dividend Index (the “Underlying Index”), which measures the performance of a selected group of equity securities issued by companies that have provided relatively high dividend yields on a consistent basis over time. Dividend yield is calculated using a stock’s unadjusted indicated annual dividend (not including any special dividends) divided by its unadjusted price. The Underlying Index is comprised of 100 of the highest dividend-yielding securities (excluding real estate investment trusts) in the Dow Jones U.S. Index, a broad-based index representative of the total market for U.S. equity securities. To be included in the Underlying Index, each security (i) must have a non-negative historical five-year dividend-per-share growth rate; (ii) must have a five-year average dividend coverage ratio of greater than or equal to 167%; (iii) must have a three-month average daily trading volume of 200,000 shares; (iv) must have paid dividends in each of the previous five years; and (v) must have a non-negative trailing 12 month earnings-per-share. “Dividend payout ratio” reflects the percentage of a company’s earnings paid out as dividends. A ratio of 60% would mean that the company issuing the security paid out approximately 60% of its earnings as dividends. A company with a lower dividend payout ratio has more earnings to support dividends, and adjustments or changes in the level of earnings are therefore less likely to significantly affect the level of dividends paid. Positive dividend growth rate is a measure of dividend consistency, since it provides some indication of a company’s ability to continue to pay dividends. The Underlying Index is reviewed and rebalanced annually. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer discretionary, consumer goods, consumer staples, energy, financials, and utilities companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

Fund Name	Investment Objective and Principal Investment Strategies
iShares® U.S. Real Estate ETF
The fund seeks to track the investment results of the Dow Jones U.S. Real Estate Index (the “Underlying Index”), which measures the performance of the real estate sector of the U.S. equity market. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include real estate investment trusts (“REITs”). The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares® MSCI Emerging Markets ETF
The fund seeks to track the investment results of the MSCI Emerging Markets Index (the “Underlying Index”), which is designed to measure equity market performance in the global emerging markets. As of June 30, 2015, the Underlying Index consisted of the following 23 emerging market countries; Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. The Underlying Index may include large-, or mid-capitalization companies. Components of the Underlying Index primarily include consumer discretionary, financials and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.

iShares® MSCI Germany ETF
The fund seeks to track the investment results of the MSCI Germany Index (the “Underlying Index”), which consists of stocks traded primarily on the Frankfurt Stock Exchange. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer discretionary, financials and healthcare companies. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.

iShares® iBoxx $ Investment Grade Corporate Bond ETF
The fund seeks to track the investment results of the Markit iBoxx® USD Liquid Investment Grade Index (the “Underlying Index”), which is a rules-based index consisting of liquid, U.S. dollar-denominated, investment-grade corporate bonds for sale in the United States, as determined by the index provider. The Underlying Index is designed to provide a broad representation of the U.S. dollar-denominated liquid investment-grade corporate bond market. The Underlying Index is a modified market-value weighted index with a cap on each issuer of 3%. There is no limit to the number of issues in the Underlying Index, but as of December 31, 2014, the Underlying Index included approximately 1,290 constituents. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer services, consumer staples, energy, financials, oil & gas and telecommunications companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

The Underlying Index is a subset of the Markit iBoxx USD Corporate Bond Index, an index of over 4,259 investment-grade bonds. Bonds in the Underlying Index are selected from the universe of eligible bonds in the Markit iBoxx USD Corporate Bond Index using defined rules. Currently, the bonds eligible for inclusion in the Underlying Index include U.S. dollar-denominated corporate bonds that: (i) are issued by companies domiciled in countries classified as developed markets by the index provider; (ii) have an average rating of investment grade. Ratings from Fitch Ratings, Inc., Moody’s Investors Services or Standard & Poor’s Ratings Services are considered. If more than one agency provides a rating, the average rating is attached to the bond; (iii) are from issuers with at least $2 billion outstanding face value; (iv) have at least $750 million of outstanding face value; and (v) have at least three years to maturity.

iShares® MSCI Japan ETF
The fund seeks to track the investment results of the MSCI Japan Index (the “Underlying Index”), which consists of stocks traded primarily on the Tokyo Stock Exchange. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer discretionary, financials and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.

Fund Name	Investment Objective and Principal Investment Strategies
iShares® J.P. Morgan USD Emerging Markets Bond ETF
The fund seeks to track the investment results of the J.P. Morgan EMBISM Global Core Index (the “Underlying Index”), which is a broad, diverse U.S. dollar denominated emerging markets debt benchmark that tracks the total return of actively traded external debt instruments in emerging market countries. The methodology is designed to distribute the weight of each country within the Underlying Index by limiting the weights of countries with higher debt outstanding and reallocating this excess to countries with lower debt outstanding.

As of September 30, 2015, the Underlying Index consisted of the following 49 countries: Angola, Argentina, Azerbaijan, Brazil, Chile, China, Colombia, Costa Rica, Cote D’Ivoire, Croatia, Dominican Republic, Ecuador, Egypt, El Salvador, Ethiopia, Gabon, Ghana, Hungary, Indonesia, Iraq, Jamaica, Kazakhstan, Kenya, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Mongolia, Morocco, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Romania, Russia, Serbia, Slovak Republic, South Africa, Sri Lanka, Tunisia, Turkey, Ukraine, Uruguay, Venezuela, Vietnam and Zambia. As of September 30, 2015, the Underlying Index’s five highest weighted countries were Mexico, Russia, Philippines, Turkey and Indonesia.

The Underlying Index may change its composition and weighting monthly upon rebalancing. The Underlying Index includes both fixed-rate and floating-rate instruments issued by sovereign and quasi-sovereign entities from index-eligible countries. Quasi-sovereign entities are entities whose securities are either 100% owned by their respective governments or subject to a 100% guarantee that does not rise to the level of constituting the full faith and credit by such governments. Only those instruments which (i) are denominated in U.S. dollars, (ii) have a current face amount outstanding of $1 billion or more, (iii) have at least 2.5 years until maturity to be eligible for inclusion and have at least 2 years until maturity to remain in the index, (iv) are able to settle internationally through Euroclear or another institution domiciled outside the issuing country and (v) have bid and offer prices that are available on a daily and timely basis — either from an inter-dealer broker or J.P. Morgan Securities LLC — are considered for inclusion in the Underlying Index. As of September 30, 2015, the Underlying Index consisted of both investment-grade and non-investment-grade bonds. Convertible bonds are not eligible for inclusion in the Underlying Index. The Underlying Index is market value weighted and is rebalanced monthly on the last business day of the month.

iShares® Cohen & Steers REIT ETF
The fund seeks to track the investment results of the Cohen & Steers Realty Majors Index (the “Underlying Index”), which consists of selected real estate investment trusts (“REITs”). The objective of the Underlying Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. REITs are selected for inclusion in the Underlying Index based on a review of several factors, including management, portfolio quality, and sector and geographic diversification. The REITs selected for inclusion in the Underlying Index must meet minimum market capitalization and liquidity requirements. The Underlying Index is weighted according to the total free float adjusted market value of each REIT’s outstanding shares and is adjusted quarterly so that no REIT represents more than 8% of the Underlying Index. Within the REIT market, the Underlying Index is diversified across property sectors that represent the current market. Components primarily include REITs. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares® Russell 1000 ETF
The fund seeks to track the investment results of the Russell 1000® Index (the “Underlying Index”), which measures the performance of large- and mid-capitalization sectors of the U.S. equity market. The Underlying Index includes issuers representing approximately 92% of the market capitalization of all publicly-traded U.S. equity securities. The Underlying Index is a float-adjusted capitalization-weighted index of equity securities issued by the approximately 1,000 largest issuers in the Russell 3000® Index. As of March 31, 2015, the Underlying Index represented approximately 91% of the total market capitalization of the Russell 3000® Index. Total market capitalization reflects all equity shares outstanding, while total market value reflects float-adjusted capitalizations based on equity shares available for general investment. Components primarily include consumer discretionary, financials, healthcare, information technology and technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

Fund Name	Investment Objective and Principal Investment Strategies
iShares® Russell 1000 Growth ETF
The fund seeks to track the investment results of the Russell 1000 Growth Index (the “Underlying Index”), which measures the performance of large- and mid-capitalization growth sectors of the U.S. equity market. It is a subset of the Russell 1000® Index, which measures the performance of the large-capitalization sector of the U.S. equity market. As of March 31, 2015, the Underlying Index represented approximately 69% of the total market value of the Russell 1000® Index. The Underlying Index measures the performance of equity securities of Russell 1000® Index issuers with relatively higher price-to-book ratios and higher forecasted growth. Components primarily include consumer discretionary, healthcare, information technology and technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares® Russell 1000 Value ETF
The fund seeks to track the investment results of the Russell 1000® Value Index (the “Underlying Index”), which measures the performance of large- and mid-capitalization value sectors of the U.S. equity market. It is a subset of the Russell 1000® Index, which measures the performance of the large-capitalization sector of the U.S. equity market. As of March 31, 2015, the Underlying Index represented approximately 60% of the total market value of the Russell 1000® Index. The Underlying Index measures the performance of equity securities of Russell 1000® Index issuers with relatively lower price-to-book ratios and lower forecasted growth. Components primarily include energy, financials and healthcare companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares® Russell 2000 ETF
The fund seeks to track the investment results of the Russell 2000® Index (the “Underlying Index”), which measures the performance of the small-capitalization sector of the U.S. equity market. The Underlying Index includes issuers representing approximately 9% of the total market capitalization of all publicly-traded U.S. equity securities. The Underlying Index is a float-adjusted capitalization-weighted index of equity securities issued by the approximately 2,000 smallest issuers in the Russell 3000® Index. As of March 31, 2015, the Underlying Index represented approximately 10% of the total market capitalization of the Russell 3000® Index. Total market capitalization reflects all equity shares outstanding, while total market value reflects float-adjusted capitalizations based on equity shares available for general investment. Components primarily include consumer discretionary, financials, healthcare and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares® Russell 2000 Growth ETF
The fund seeks to track the investment results of the Russell 2000® Growth Index (the “Underlying Index”), which measures the performance of the small-capitalization growth sector of the U.S. equity market. It is a subset of the Russell 2000® Index, which measures the performance of the small-capitalization sector of the U.S. equity market. As of March 31, 2015, the Underlying Index represented approximately 66% of the total market value of the Russell 2000® Index. The Underlying Index measures the performance of equity securities of Russell 2000® Index issuers with relatively higher price-to-book ratios and higher forecasted growth. Components primarily include consumer discretionary, healthcare, information technology and technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares® Russell 2000 Value ETF
The fund seeks to track the investment results of the Russell 2000® Value Index (the “Underlying Index”), which measures the performance of the small-capitalization value sector of the U.S. equity market. It is a subset of the Russell 2000® Index, which measures the performance of the small-capitalization sector of the U.S. equity market. As of March 31, 2015, the Underlying Index represents approximately 62% of the total market value of the Russell 2000® Index. The Underlying Index measures the performance of equity securities of Russell 2000® Index issuers with relatively lower price-to-book ratios and lower forecasted growth. Components primarily include consumer discretionary, financials, industrials and producer durables companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

Fund Name	Investment Objective and Principal Investment Strategies
iShares® Russell 3000 ETF
The fund seeks to track the investment results of the Russell 3000® Index (the “Underlying Index”), which measures the performance of the broad U.S. equity market. As of March 31, 2015, the Underlying Index included issuers representing approximately 98% of the total market capitalization of all publicly-traded U.S.-domiciled equity securities. The Underlying Index is a float-adjusted capitalization-weighted index of the largest public issuers domiciled in the U.S. and its territories. Total market capitalization reflects all equity shares outstanding, while total market value reflects float-adjusted capitalizations based on equity shares available for general investment. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer discretionary, financials, healthcare, information technology and technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares® Russell Mid-Cap Growth ETF
The fund seeks to track the investment results of the Russell Midcap Growth Index (the “Underlying Index”), which measures the performance of the mid-capitalization growth sector of the U.S. equity market. It is a subset of the Russell Midcap® Index, which measures the performance of the mid-capitalization sector of the U.S. equity market. As of March 31, 2015, the Underlying Index represented approximately 71% of the total market value of the Russell Midcap Index. The Underlying Index measures the performance of equity securities of Russell Midcap Index issuers with higher price-to-book ratios and higher forecasted growth. The Russell Midcap Index is a float-adjusted, capitalization-weighted index of approximately 800 of the smallest issuers in the Russell 1000® Index and includes securities issued by issuers which range in size between approximately $211 million and $39.1 billion, although this range may change from time to time. Components primarily include consumer discretionary, industrials, information technology, producer durables and technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares® Russell Mid-Cap Value ETF
The fund seeks to track the investment results of the Russell Midcap Value Index (the “Underlying Index”), which measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the Russell Midcap® Index, which measures the performance of the mid-capitalization sector of the U.S. equity market. As of March 31, 2015, the Underlying Index represented approximately 63% of the total market value of the Russell Midcap® Index. The Underlying Index measures the performance of equity securities of Russell Midcap® Index issuers with relatively lower price-to-book ratios and lower forecasted growth. The Russell Midcap® Index is a float-adjusted, capitalization-weighted index of approximately 800 of the smallest issuers in the Russell 1000® Index and includes securities issued by issuers which range in size between approximately $211 million and $34.8 billion, although this range may change from time to time. Components primarily include consumer discretionary, financials, information technology and utilities companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares® Russell Mid-Cap ETF
The fund seeks to track the investment results of the Russell Midcap Index (the “Underlying Index”), which measures the performance of the mid-capitalization sector of the U.S. equity market. The Underlying Index is a float-adjusted, capitalization-weighted index of approximately 800 of the smallest issuers in the Russell 1000® Index. The Underlying Index includes equity securities issued by issuers which range in size between approximately $211 million and $39.1 billion, although this range may change from time to time. As of March 31, 2015, the Underlying Index represented approximately 28% of the total market capitalization of all publicly-traded U.S. equity securities. Components primarily include consumer discretionary, financials, healthcare, and information technology companies, and may change over time.

iShares® MSCI South Korea Capped ETF
The fund seeks to track the investment results of the MSCI Korea 25/50 Index (the “Underlying Index”), which consists of stocks traded primarily on the Stock Market Division of the Korea Exchange. The Underlying Index is a free-float adjusted market capitalization-weighted index with a capping methodology applied to issuer weights so that no single issuer of a component exceeds 25% of the Underlying Index weight and all issuers with weight above 5% do not cumulatively exceed 50% of the Underlying Index weight. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer discretionary, financials and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.

Fund Name	Investment Objective and Principal Investment Strategies
iShares® Core S&P Small-Cap ETF
The fund seeks to track the investment results of the S&P SmallCap 600® (the “Underlying Index”), which measures the performance of the small-capitalization sector of the U.S. equity market. As of March 31, 2015, the Underlying Index included approximately 3% of the market capitalization of all U.S. equity securities. The stocks in the Underlying Index have a market capitalization between $400 million and $1.8 billion at time of entry, which may fluctuate depending on the overall level of the equity markets, and are selected for liquidity and industry group representation. The Underlying Index consists of stocks from a broad range of industries. Components primarily include financials, industrials and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares® Core S&P Mid-Cap ETF
The fund seeks to track the investment results of the S&P MidCap 400® Index (the “Underlying Index”), which measures the performance of the mid-capitalization sector of the U.S. equity market. As of March 31, 2015, the Underlying Index included approximately 7% of the market capitalization of all U.S. equity securities. The stocks in the Underlying Index have a market capitalization between $1.4 billion and $5.9 billion at time of entry, and which may fluctuate depending on the overall level of the equity markets, and are selected for liquidity and industry group representation. The Underlying Index consists of stocks from a broad range of industries. Components primarily include financials, industrials and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares® S&P Mid-Cap 400 Growth ETF
The fund seeks to track the investment results of the S&P MidCap 400® Growth Index (the “Underlying Index”), which measures the performance of the mid-capitalization growth sector of the U.S. equity market. It is a subset of the S&P MidCap 400® and consists of those stocks in the S&P MidCap 400® exhibiting the strongest growth characteristics, as determined by S&P Dow Jones Indices LLC, a subsidiary of McGraw Hill Financial Inc., representing approximately 66% of the market capitalization of the S&P MidCap 400® as of March 31, 2015. The stocks in the Underlying Index have a market capitalization between $1.4 billion and $5.9 billion (which may fluctuate depending on the overall level of the equity markets). The Underlying Index consists of stocks from a broad range of industries. Components primarily include financials, industrials, and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares® S&P Mid-Cap 400 Value ETF
The fund seeks to track the investment results of the S&P MidCap 400® Value Index (the “Underlying Index”), which measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the S&P MidCap 400® and consists of those stocks in the S&P MidCap 400® exhibiting the strongest value characteristics, as determined by S&P Dow Jones Indices LLC, a subsidiary of McGraw Hill Financial Inc., representing approximately 66% of the market capitalization of the S&P MidCap 400® as of March 31, 2015. The stocks in the Underlying Index have a market capitalization between $1.4 billion and $5.9 billion (which may fluctuate depending on the overall level of the equity markets). The Underlying Index consists of stocks from a broad range of industries. Components primarily include financials, industrials and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares® S&P Small-Cap 600 Value ETF
The fund seeks to track the investment results of the S&P SmallCap 600 Value™ Index (the “Underlying Index”), which measures the performance of the small-capitalization value sector of the U.S. equity market. It is a subset of the S&P SmallCap 600® and consists of those stocks in the S&P SmallCap 600® exhibiting the strongest value characteristics, as determined by S&P Dow Jones Indices LLC, a subsidiary of McGraw Hill Financial, Inc., representing approximately 67% of the market capitalization of the S&P SmallCap 600® as of March 31, 2015. The stocks in the Underlying Index have a market capitalization between $400 million and $1.8 billion (which may fluctuate depending on the overall level of the equity markets). Components primarily include financials, industrials and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

Fund Name	Investment Objective and Principal Investment Strategies
iShares® S&P 100 ETF
The fund seeks to track the investment results of the S&P 100® (the “Underlying Index”), which measures the performance of the large-capitalization sector of the U.S. equity market. It is a subset of the S&P 500® and consists of blue chip stocks from a broad range of industries in the S&P 500® with exchange listed options. As of March 31, 2015, the Underlying Index represented approximately 49% of the market capitalization of U.S. equities. Components primarily include financials, healthcare and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares® S&P 500 Growth ETF
The fund seeks to track the investment results of the S&P 500 Growth Index™ (the “Underlying Index”), which measures the performance of the large-capitalization growth sector of the U.S. equity market. It is a subset of the S&P 500® and consists of those stocks in the S&P 500® exhibiting the strongest growth characteristics, as determined by S&P Dow Jones Indices LLC, a subsidiary of McGraw Hill Financial Inc., representing approximately 68% of the market capitalization of the S&P 500® as of March 31, 2015. Components primarily include consumer discretionary, healthcare and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares® S&P 500 Value ETF
The fund seeks to track the investment results of the S&P 500 Value Index™ (the “Underlying Index”), which measures the performance of the large-capitalization value sector of the U.S. equity market. It is a subset of the S&P 500® and consists of those stocks in the S&P 500® exhibiting the strongest value characteristics, as determined by S&P Dow Jones Indices LLC, a subsidiary of McGraw Hill Financial Inc., representing approximately 66% of the market capitalization of the S&P 500® as of March 31, 2015. Components primarily include energy, financials and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares® MSCI Taiwan ETF
The fund seeks to track the investment results of the MSCI Taiwan Index (the “Underlying Index”), which consists of stocks traded primarily on the Taiwan Stock Exchange. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include financials, information technology and materials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.

iShares® iBoxx $ High Yield Corporate Bond ETF
The fund seeks to track the investment results of the Markit iBoxx® USD Liquid High Yield Index (the “Underlying Index”), which is a rules-based index consisting of liquid U.S. dollar-denominated, high yield corporate bonds for sale in the United States, as determined by the index provider. The Underlying Index is designed to provide a broad representation of the U.S. dollar-denominated liquid high yield corporate bond market. The Underlying Index is a modified market-value weighted index with a cap on each issuer of 3%. Bonds in the Underlying Index are selected using a rules-based criteria, as defined by the index provider. There is no limit to the number of issues in the Underlying Index, but as of December 31, 2014, the Underlying Index included approximately 968 constituents. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer cyclical, consumer discretionary, consumer services, consumer staples, energy, financials, industrials, oil & gas and telecommunications companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

Currently, the bonds eligible for inclusion in the Underlying Index include U.S. dollar-denominated high yield corporate bonds that: (i) are issued by companies domiciled in countries classified as developed markets by the index provider; (ii) have an average rating of sub-investment grade. Ratings from Fitch Ratings, Inc., Moody’s Investors Services and Standard & Poor’s Ratings Services are considered. If more than one agency provides a rating, the average rating is attached to the bond; (iii) are from issuers with at least $1 billion outstanding face value; (iv) have at least $400 million of outstanding face value; (v) have an original maturity date of less than 15 years; and (vi) have at least one year to maturity.

Fund Name	Investment Objective and Principal Investment Strategies
SPDR Barclays International Treasury Bond ETF
The fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the fixed-rate local currency sovereign debt of investment grade countries outside the United States. The Barclays Global Treasury Ex-U.S. Capped Index (the “Underlying Index”) is designed to track the fixed-rate local currency sovereign debt of investment grade countries outside the United States. The Underlying Index includes government bonds issued by investment grade countries outside the United States, in local currencies, that have a remaining maturity of one year or more and are rated investment grade (Baa3/BBB-/BBB- or higher using the middle rating of Moody’s Investors Service, Inc., Standard & Poor’s Financial Services, LLC and Fitch Inc., respectively). Each of the component securities in the Underlying Index is a constituent of the Barclays Global Treasury ex-U.S. Index, screened such that the following countries are included: Australia, Austria, Belgium, Canada, Chile, Czech Republic, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Latvia, Luxembourg, Malaysia, Malta, Mexico, Netherlands, New Zealand, Norway Poland, Russia, Singapore, Slovakia, Slovenia, South Africa, South Korea, Spain, Sweden, Switzerland, Thailand, Turkey and the United Kingdom. In addition, the securities in the Underlying Index must be fixed-rate and have certain minimum amounts outstanding, depending upon the currency in which the bonds are denominated. The Underlying Index is calculated by Barclays using a modified “market capitalization” methodology. This design ensures that each constituent country within the Underlying Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of the Underlying Index. Component securities in each constituent country are represented in a proportion consistent with their percentage relative to the other component securities in the constituent country. Under certain conditions, however, the par amount of a component security within the Underlying Index may be adjusted to conform to requirements under the Internal Revenue Code. As of September 30, 2015, there were approximately 690 securities in the Underlying Index and the modified adjusted duration of securities in the Index was approximately 7.78 years.

The Consumer Discretionary Select Sector SPDR® Fund
The fund seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Consumer Discretionary Select Sector Index (the “Underlying Index”).

The Underlying Index includes securities of companies from the following industries: media; retail (specialty, multiline, internet and catalog); hotels, restaurants and leisure; textiles, apparel and luxury goods; household durables; automobiles; auto components; distributors; leisure products; and diversified consumer services. The Underlying Index is one of eleven select sector indexes developed and maintained in accordance with the following criteria: (1) each of the component securities in the Underlying Index is a constituent company of the S&P 500 Index; and (2) the Underlying Index is calculated by S&P Dow Jones Indices LLC (“S&P DJI”) based on methodology proprietary to S&P DJI and BofA Merrill Lynch Research using a “modified market capitalization” methodology, which means that modifications may be made to the market capitalization weights of single stock concentrations in order to conform to the requirements of the Internal Revenue Code. As of December 31, 2015, the Index was composed of 87 stocks.

Fund Name	Investment Objective and Principal Investment Strategies
The Energy Select Sector SPDR® Fund
The fund seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Energy Select Sector Index (the “Underlying Index”).

The Underlying Index includes securities of companies from the following industries: oil, gas and consumable fuels; and energy equipment and services. The Underlying Index is one of eleven select sector indexes developed and maintained in accordance with the following criteria: (1) each of the component securities in the Underlying Index is a constituent company of the S&P 500 Index; and (2) the Underlying Index is calculated by S&P Dow Jones Indices LLC (“S&P DJI”) based on methodology proprietary to S&P DJI and BofA Merrill Lynch Research using a “modified market capitalization” methodology, which means that modifications may be made to the market capitalization weights of single stock concentrations in order to conform to the requirements of the Internal Revenue Code. As of December 31, 2015, the Index was composed of 40 stocks.

The Financial Select Sector SPDR® Fund
The fund seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Financial Select Sector Index (the “Underlying Index”).

The Underlying Index includes securities of companies from the following industries: diversified financial services; insurance; banks; capital markets; real estate investment trusts (“REITs”); consumer finance; thrifts and mortgage finance; and real estate management and development. The Financial Services Select Sector SPDR Fund will not invest in companies involved in the real estate industry, with the exception of mortgage REITs, and, therefore, the risk and return profiles of the fund and The Financial Services Select Sector SPDR Fund will differ. The Underlying Index is one of eleven select sector indexes developed and maintained in accordance with the following criteria: (1) each of the component securities in the Underlying Index is a constituent company of the S&P 500 Index; and (2) the Underlying Index is calculated by S&P Dow Jones Indices LLC (“S&P DJI”) based on methodology proprietary to S&P DJI and BofA Merrill Lynch Research using a “modified market capitalization” methodology, which means that modifications may be made to the market capitalization weights of single stock concentrations in order to conform to the requirements of the Internal Revenue Code. As of December 31, 2015, the Index was composed of 87 stocks.

The Health Care Select Sector SPDR® Fund
The fund seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Health Care Select Sector Index (the “Underlying Index”).

The Underlying Index includes securities of companies from the following industries: pharmaceuticals; health care equipment and supplies; health care providers and services; biotechnology; life sciences tools and services; and health care technology. The Underlying Index is one of eleven select sector indexes developed and maintained in accordance with the following criteria: (1) each of the component securities in the Underlying Index is a constituent company of the S&P 500 Index; and (2) the Underlying Index is calculated by S&P Dow Jones Indices LLC (“S&P DJI”) based on methodology proprietary to S&P DJI and BofA Merrill Lynch Research using a “modified market capitalization” methodology, which means that modifications may be made to the market capitalization weights of single stock concentrations in order to conform to the requirements of the Internal Revenue Code. As of December 31, 2015, the Index was composed of 56 stocks.

Fund Name	Investment Objective and Principal Investment Strategies
The Technology Select Sector SPDR® Fund
The fund seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Technology Select Sector Index (the “Underlying Index”).

The Underlying Index includes securities of companies from the following industries: technology hardware, storage and peripherals; software; diversified telecommunication services; communications equipment; semiconductors and semiconductor equipment; internet software and services; IT services; electronic equipment, instruments and components; and wireless telecommunication services. The Underlying Index is one of eleven select sector indexes developed and maintained in accordance with the following criteria: (1) each of the component securities in the Underlying Index is a constituent company of the S&P 500 Index; and (2) the Underlying Index is calculated by S&P Dow Jones Indices LLC (“S&P DJI”) based on methodology proprietary to S&P DJI and BofA Merrill Lynch Research using a “modified market capitalization” methodology, which means that modifications may be made to the market capitalization weights of single stock concentrations in order to conform to the requirements of the Internal Revenue Code. As of December 31, 2015, the Index was composed of 74 stocks.

MONEY MARKET FUND

Fund Name	Investment Objective and Principal Investment Strategies
TempFund
The investment objective of the fund is to seek as high a level of current income as is consistent with liquidity and stability of principal. The fund invests in a broad range of U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, and commercial obligations and repurchase agreements. The fund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) and the portfolio will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. In addition, the fund may also invest in mortgage- and asset-backed securities, short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities and political subdivisions and derivative securities such as beneficial interests in municipal trust certificates and partnership trusts, variable and floating rate instruments and when-issued and delayed delivery securities. The securities purchased by the fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act, and other rules of the SEC.

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. No financial highlights are presented for Class III shares because no Class III shares were outstanding for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$13.70	$14.41	$13.28	$12.26	$12.07
Net investment income (loss)[1]	(0.06)	0.04	0.07	0.20	0.21
Net realized and unrealized gain (loss)	(0.01)	0.29	1.60	1.01	0.26
Net increase (decrease) from investment operations	(0.07)	0.33	1.67	1.21	0.47
Distributions from:[2]
Net investment income	—	—	(0.13)	(0.19)	(0.28)
Net realized gain	(0.55)	(1.04)	(0.41)	—	—
Total distributions	(0.55)	(1.04)	(0.54)	(0.19)	(0.28)
Net asset value, end of year	$13.08	$13.70	$14.41	$13.28	$12.26
Total Return[3]
Based on net asset value	(0.57)%	2.28%	12.62%	9.88%	3.84%
Ratios to Average Net Assets
Total expenses	1.47%[4]	1.60%[4]	1.78%[5]	1.36%	1.16%
Total expenses after fees waived and/or reimbursed	1.00%[4]	1.07%[4]	1.23%[5]	1.22%	1.14%
Total expenses after fees waived and/or reimbursed and excluding interest expense	1.00%[4]	1.07%[4]	1.23%[5]	1.22%	1.13%
Net investment income (loss)	(0.46)%[4]	0.25%[4]	0.47%[5]	1.49%	1.71%
Supplemental Data
Net assets, end of year (000)	$18,180	$21,283	$24,092	$25,975	$26,860
Portfolio turnover rate	13%	64%	241%[6]	502%[6]	570%[6]

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.23%.
[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.22%.
[6]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:
	Year Ended December 31,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	13%	64%	229%	400%	400%

MAY 1, 2016

PROSPECTUS

BlackRock Variable Series Funds, Inc.

>	BlackRock S&P 500 Index V.I. Fund (Class I, Class II)

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • No Bank Guarantee • May Lose Value

	BlackRock S&P 500 Index V.I. Fund

Fund Overview
Key facts and details about the Fund listed in this prospectus, including investment objectives, principal investment strategies, principal risk factors, fee and expense information, and historical performance information

	Investment Objective	3
	Fees and Expenses of the Fund	3
	Principal Investment Strategies of the Fund	4
	Principal Risks of Investing in the Fund	4
	Performance Information	6
	Investment Manager	6
	Portfolio Managers	6
	Purchase and Sale of Fund Shares	7
	Tax Information	7
	Payments to Broker/Dealers and Other Financial Intermediaries	7

Details About the Fund	How the Fund Invests	8
	Investment Risks	10
	Financial Highlights	14

Account Information	The Insurance Companies	I-2
	How to Buy and Sell Shares	I-3

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	I-5
	Portfolio Manager Information	I-12
	Conflicts of Interest	I-18
	Valuation of Fund Investments	I-19
	Dividends and Taxes	I-20

General Information	Shareholder Documents	I-22
	Certain Fund Policies	I-22
	Statement of Additional Information	I-22

Glossary	Glossary	I-23

For More Information	Funds and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock S&P 500 Index V.I. Fund

Investment Objective

The investment objective of the BlackRock S&P 500 Index V.I. Fund (the “Fund”) is to seek investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index (the “S&P 500” or the “Underlying Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your variable annuity or insurance contract (the “Contract”) prospectus for information on the separate account fees and expenses associated with your Contract.

Shareholder Fees (fees paid directly from your investment)

The Fund is not subject to any shareholder fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I Shares	Class II Shares
Management Fees[1]	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	None	0.15%
Other Expenses	0.16%	0.16%
Total Annual Fund Operating Expenses	0.46%	0.61%
Fee Waivers and/or Expense Reimbursements[1]	(0.15)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.31%	0.46%
[1]	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock Advisors, LLC has contractually agreed to waive management fees in order to limit the Fund’s management fee to 0.20% until May 1, 2017. In addition, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25% (for Class I Shares) and 1.40% (for Class II Shares) of average daily net assets through April 30, 2017. BlackRock Advisors, LLC has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0% (for Class I Shares) and 0% (for Class II Shares) of average daily net assets through April 30, 2017. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Contract. See the Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$32	$132	$243	$565
Class II Shares	$47	$180	$325	$748

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

3

Principal Investment Strategies of the Fund

The Fund tries to match the performance of the S&P 500 as closely as possible before the deduction of Fund expenses. The S&P 500 is a market-weighted index composed of 500 common stocks issued by large-capitalization U.S. companies in a wide range of businesses and which collectively represent a substantial portion of all common stocks publicly traded in the United States. A market-weighted index is an index in which the weighting of each security is based on its market capitalization.

Under normal circumstances, the Fund invests at least 80% of its assets in the common stocks represented in the S&P 500 and in derivative instruments linked to the S&P 500. The Fund will generally invest substantially all of its assets in such common stocks and instruments. The Fund employs a “passive” approach that attempts to remain invested at all times in a portfolio of assets the performance of which is expected to match approximately that of the S&P 500.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks of investing in the Fund.

■	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

Leverage Risk — Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives may become subject to margin requirements when regulations are finalized. Implementation of such regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of swaps and other derivatives may increase the costs to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund. In December 2015, the Securities and Exchange Commission proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund. If the rule goes into effect, it could limit the ability of the Fund to invest or remain invested in derivatives.

■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
■	Index Fund Risk — An index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the S&P 500 as closely as possible, it will tend to underperform the index to some degree over time.

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■	Index-Related Risk — There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected for a period of time, and may have an adverse impact on the Fund and its shareholders.
■	Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Representative Sampling Risk — Representative sampling is a method of indexing that involves investing in a representative sample of securities that collectively have a similar investment profile to the underlying index and resemble the underlying index in terms of risk factors and other key characteristics. The Fund may or may not hold every security in the underlying index. When the Fund deviates from a full replication indexing strategy to utilize a representative sampling strategy, the Fund is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Fund may not have an investment profile similar to those of the underlying index.
■	Tracking Error Risk — An inexact correlation between the securities of the underlying index and those of the Fund, the timing of cash flows, the Fund’s size, rounding of prices and any regulatory changes or changes to the composition of the underlying index may cause the Fund to perform differently from the underlying index. Tracking error may also result because the Fund incurs fees and transaction expenses that the underlying index does not. The use of representative sampling will make the Fund particularly susceptible to tracking error, as it will likely increase the Fund’s deviation from an underlying index.

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Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the S&P 500 Index. As with all such investments, past performance is not an indication of future results. Separate account fees and expenses are not reflected in the bar chart. If they were, returns would be less than those shown. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Class I Shares
ANNUAL TOTAL RETURNS
BlackRock S&P 500 Index V.I. Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 16.02% (quarter ended June 30, 2009) and the lowest return for a quarter was –22.00% (quarter ended December 31, 2008). The year-to-date return as of March 31, 2016 was 1.26%.

As of 12/31/15 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock S&P 500 Index V.I. Fund: Class I Shares	1.05%	12.16%	6.98%
BlackRock S&P 500 Index V.I. Fund: Class II Shares	0.89%	12.00%	6.78%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.31%

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”).

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Greg Savage, CFA	2011	Managing Director of BlackRock, Inc.
Alan Mason	2014	Managing Director of BlackRock, Inc.
Jennifer Hsui, CFA	2016	Managing Director of BlackRock, Inc.
Creighton Jue, CFA	2016	Managing Director of BlackRock, Inc.
Rachel Aguirre	2016	Director of BlackRock, Inc.

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Purchase and Sale of Fund Shares

Shares of the Fund currently are sold either directly or indirectly (through other variable insurance funds) to separate accounts of insurance companies (the “Insurance Companies”) and certain accounts administered by the Insurance Companies (the “Accounts”) to fund benefits under the Contracts issued by the Insurance Companies. Shares of the Fund may be purchased or sold each day the New York Stock Exchange is open.

The Fund does not have any initial or subsequent investment minimums. However, your Contract may require certain investment minimums. See your Contract prospectus for more information.

Tax Information

Distributions made by the Fund to an Account, and exchanges and redemptions of Fund shares made by an Account, ordinarily do not cause the corresponding Contract holder to recognize income or gain for Federal income tax purposes. See the Contract prospectus for information regarding the Federal income tax treatment of the distributions to Accounts and the holders of the Contracts.

Payments to Broker/Dealers and Other Financial Intermediaries

BlackRock and its affiliates may make payments relating to distribution and sales support activities to the Insurance Companies and other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Insurance Company or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Visit your Insurance Company’s website, which may have more information.

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Details About the Fund

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the BlackRock S&P 500 Index V.I. Fund (the “Fund”) and your rights as a shareholder.

How the Fund Invests

Investment Objective

The investment objective of the Fund is to seek investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index (the “S&P 500” or the “Underlying Index”).

Should the Board of Directors determine that the investment objective of the Fund should be changed, shareholders of the Fund will be given notice before any such change is effective. However, such change can be effected without shareholder approval.

Investment Process

The S&P 500 is composed of five hundred common stocks. The stocks represented in the index are issued by large-capitalization U.S. companies in a wide range of businesses and collectively represent a substantial portion of all common stocks publicly traded in the United States. The S&P 500 is generally considered broadly representative of the performance of publicly traded U.S. large capitalization stocks. The S&P 500 is a market-weighted index, which means that the largest stocks represented in the index have the most effect on the index’s performance. Currently, the largest stocks in the S&P 500 have many times the effect of most other stocks in the index. The stocks in the S&P 500 are chosen by S&P, a subsidiary of the McGraw-Hill Companies, Inc. (“S&P”). S&P chooses stocks for inclusion in the S&P 500 based on market capitalization, trading activity and the overall mix of industries represented in the index, among other factors. S&P’s selection of a stock for the S&P 500 does not mean that S&P believes the stock to be an attractive investment. Market capitalization is the number of shares of a company’s stock, multiplied by the price per share of that stock. Market capitalization is a measure of a company’s size.

The Fund will not attempt to buy or sell securities based on Fund management’s economic, financial or market analysis, but will instead employ a “passive” investment approach. This means that Fund management will attempt to remain invested at all times in a portfolio of assets the performance of which is expected to match approximately that of the S&P 500. The Fund will only buy or sell securities when Fund management believes it is necessary to do so in order to match the performance of the S&P 500. Accordingly, it is anticipated that the Fund’s portfolio turnover and trading costs will be lower than actively managed funds.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in the common stocks represented in the S&P 500 and in derivative instruments linked to the S&P 500. This policy is a non-fundamental policy of the Fund and may be changed upon 60 days’ prior notice to shareholders. In general, the Fund will invest substantially all of its assets in such common stocks and instruments.

The Fund will generally invest in all 500 stocks in the S&P 500 in roughly the same proportions as their weightings in the S&P 500. For example, if 5% of the S&P 500 is made up of the stock of a particular company, the Fund will normally invest approximately 5% of its assets in that company. This strategy is known as “full replication.” However, when Fund management believes it would be cost efficient, Fund management is authorized to deviate from full replication and to instead invest in a statistically selected sample of the five hundred stocks in the S&P 500 that has aggregate investment characteristics, such as average market capitalization and industry weightings, similar to the S&P 500 as a whole.

The Fund may invest in derivative instruments, and will normally invest a portion of its assets in options and futures contracts linked to the performance of the S&P 500. Derivatives allow the Fund to increase or decrease its exposure to the S&P 500 quickly and at less cost than buying or selling stocks. The Fund will invest in options, futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions, for cash management purposes and to keep trading costs low.

The fund is classified as non-diversified under the Investment Company Act of 1940, as amended.

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S&P (the “Index Provider”) does not sponsor, endorse, sell or promote the Fund, nor is it affiliated in any way with BlackRock Advisors, LLC (“BlackRock”) or the Fund. “Standard & Poor’s®,” “S&P®,” and “S&P 500®” are trademarks of S&P licensed for use for certain purposes by BlackRock Institutional Trust Company, N.A. S&P makes no representation or warranty, expressed or implied, regarding the advisability of investing in the Fund.

The past performance of the Underlying Index is not a guide to future performance. BlackRock does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BlackRock shall have no liability for any errors, omissions or interruptions therein. BlackRock makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BlackRock have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

Other Strategies

In addition to the principal strategies discussed above, the Fund may also invest or engage in the following investments/strategies:

Fund management may also purchase stocks not included in the S&P 500 when it believes that it would be a cost efficient way of approximating the S&P 500’s performance to do so. If Fund management uses these techniques, the Fund may not track the S&P 500 as closely as it would if it were fully replicating the S&P 500.

■	Borrowing — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.
■	Depositary Receipts — The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. The Fund may invest in unsponsored depositary receipts.
■	Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale, such as Rule 144A securities. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.
■	Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange-traded funds (“ETFs”), unit investment trusts, and open-end and closed-end funds. The Fund may invest in affiliated investment companies, including affiliated money market funds and affiliated ETFs.
■	Real Estate Investment Trusts (“REITs”) — The Fund may invest in REITs.
■	Repurchase Agreements, Purchase and Sale Contracts — The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.
■	Securities Lending — The Fund may lend securities with a value up to 33 1⁄3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
■	Short-Term Money Market Instruments — The Fund will also invest in short-term money market instruments as cash reserves. The Fund will not invest in options, futures, other derivative instruments or short-term money market instruments in order to lessen the Fund’s exposure to common stocks as a defensive strategy, but will instead attempt to remain fully invested at all times.
■	When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

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ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by a team of financial professionals. Greg Savage, CFA, Alan Mason, Jennifer Hsui, CFA, Creighton Jue, CFA and Rachel Aguirre are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

Investment Risks

This section contains a discussion of the general risks of investing in the Fund. The “Investment Objectives and Policies” section in the Statement of Additional Information (“SAI”) also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Principal Risks of Investing in the Fund:

Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives may also expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Hedging Risk — When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.

Tax Risk — The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service.

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives may become subject to margin requirements when

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regulations are finalized. Implementation of such regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of swaps and other derivatives may increase the costs to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund. If the rule goes into effect, it could limit the ability of the Fund to invest or remain invested in derivatives. In addition, other future regulatory developments may impact the Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund itself is regulated. BlackRock cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Risks Specific to Certain Derivatives Used by the Fund

Futures — Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Options — An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

Equity Securities Risk — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Index Fund Risk — An index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the S&P 500 as closely as possible, it will tend to underperform the index to some degree over time.

Index-Related Risk — As prescribed by this prospectus, in order to meet its investment objective, the Fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider does provide descriptions of what the Underlying Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indices, and does not guarantee that the Underlying Index will be in line with their described index methodology. BlackRock’s mandate as described in this prospectus is to manage the Fund consistently with the Underlying Index provided to BlackRock. Consequently, BlackRock does not provide any warranty or guarantee for Index Provider errors. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indices are less commonly used. Therefore gains, losses or costs associated with Index Provider errors will be borne by the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, a fund tracking such published Underlying Index would have market exposure to such

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constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its shareholders. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its shareholders and any losses resulting from Index Provider errors will be borne by the Fund and its shareholders.

Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of the Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Unscheduled rebalances to the Underlying Index may also expose the Fund to tracking error risk, which is the risk that its returns may not track exactly those of the Underlying Index. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Underlying Index may increase the costs and market exposure risk of the Fund.

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the Investment Company Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of instruments. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

Representative Sampling Risk — Representative sampling is a method of indexing that involves investing in a representative sample of securities that collectively have a similar investment profile to the underlying index and resemble the underlying index in terms of risk factors and other key characteristics. The Fund may or may not hold every security in the underlying index. When the Fund deviates from a full replication indexing strategy to utilize a representative sampling strategy, the Fund is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Fund may not have an investment profile similar to those of the underlying index.

Tracking Error Risk — An inexact correlation between the securities of the underlying index and those of the Fund, the timing of cash flows, the Fund’s size, rounding of prices and any regulatory changes or changes to the composition of the underlying index may cause the Fund to perform differently from the underlying index. Tracking error may also result because the Fund incurs fees and transaction expenses that the underlying index does not. The use of representative sampling will make the Fund particularly susceptible to tracking error, as it will likely increase the Fund’s deviation from an underlying index.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Borrowing Risk — Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Depositary Receipts Risk — The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

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Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

REIT Investment Risk — In addition to the risks facing real estate-related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

13

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$20.63	$19.43	$15.43	$13.92	$14.52
Net investment income[1]	0.37	0.35	0.30	0.29	0.24
Net realized and unrealized gain (loss)	(0.14)	2.25	4.61	1.87	0.02
Net increase from investment operations	0.23	2.60	4.91	2.16	0.26
Distributions:[2]
From net investment income	(0.42)	(0.36)	(0.31)	(0.30)	(0.26)
From net realized gain	(1.36)	(1.04)	(0.60)	(0.35)	(0.60)
Total distributions	(1.78)	(1.40)	(0.91)	(0.65)	(0.86)
Net asset value, end of year	$19.08	$20.63	$19.43	$15.43	$13.92
Total Return[3]
Based on net asset value	1.05%	13.30%	31.87%	15.60%	1.70%
Ratios to Average Net Assets
Total expenses	0.46%	0.46%	0.46%	0.46%	0.43%
Total expenses after fees waived and reimbursed	0.31%	0.34%	0.41%	0.43%	0.43%
Net investment income	1.76%	1.70%	1.69%	1.87%	1.65%
Supplemental Data
Net assets, end of year (000)	$187,048	$204,029	$199,825	$158,160	$147,145
Portfolio turnover rate	4%	3%	4%	4%	4%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

14

Financial Highlights (concluded)

	Class II
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$20.49	$19.31	$15.34	$13.84	$14.44
Net investment income[1]	0.33	0.32	0.27	0.26	0.22
Net realized and unrealized gain (loss)	(0.13)	2.22	4.58	1.86	0.02
Net increase from investment operations	0.20	2.54	4.85	2.12	0.24
Distributions:[2]
From net investment income	(0.39)	(0.32)	(0.28)	(0.27)	(0.24)
From net realized gain	(1.36)	(1.04)	(0.60)	(0.35)	(0.60)
Total distributions	(1.75)	(1.36)	(0.88)	(0.62)	(0.84)
Net asset value, end of year	$18.94	$20.49	$19.31	$15.34	$13.84
Total Return[3]
Based on net asset value	0.89%	13.11%	31.67%	15.44%	1.58%
Ratios to Average Net Assets
Total expenses	0.61%	0.60%	0.60%	0.61%	0.58%
Total expenses after fees waived and reimbursed	0.46%	0.48%	0.56%	0.58%	0.58%
Net investment income	1.61%	1.55%	1.54%	1.72%	1.52%
Supplemental Data
Net assets, end of year (000)	$1,780	$1,962	$1,828	$1,584	$1,355
Portfolio turnover rate	4%	3%	4%	4%	4%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

15

MAY 1, 2016

PROSPECTUS

BlackRock Variable Series Funds, Inc.

>	BlackRock Total Return V.I. Fund (Class I, Class III)

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • No Bank Guarantee • May Lose Value

	BlackRock Total Return V.I. Fund

Fund Overview
Key facts and details about the Fund listed in this prospectus, including investment objectives, principal investment strategies, principal risk factors, fee and expense information, and historical performance information

	Investment Objective	3
	Fees and Expenses of the Fund	3
	Principal Investment Strategies of the Fund	4
	Principal Risks of Investing in the Fund	4
	Performance Information	8
	Investment Manager	8
	Portfolio Managers	8
	Purchase and Sale of Fund Shares	9
	Tax Information	9
	Payments to Broker/Dealers and Other Financial Intermediaries	9

Details About the Fund	How the Fund Invests	10
	Investment Risks	12
	Financial Highlights	23

Account Information	The Insurance Companies	I-2
	How to Buy and Sell Shares	I-3

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	I-5
	Portfolio Manager Information	I-12
	Conflicts of Interest	I-18
	Valuation of Fund Investments	I-19
	Dividends and Taxes	I-20

General Information	Shareholder Documents	I-22
	Certain Fund Policies	I-22
	Statement of Additional Information	I-22

Glossary	Glossary	I-23

For More Information	Funds and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock Total Return V.I. Fund

Investment Objective

The investment objective of the BlackRock Total Return V.I. Fund (the “Fund”) is to maximize total return, consistent with income generation and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your variable annuity or insurance contract (the “Contract”) prospectus for information on the separate account fees and expenses associated with your Contract.

Shareholder Fees (fees paid directly from your investment)

The Fund is not subject to any shareholder fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I Shares	Class III Shares
Management Fees	0.48%	0.48%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.44%	0.33%
Interest Expense	0.05%	0.05%
Miscellaneous Other Expenses	0.39%	0.28%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%
Total Annual Fund Operating Expenses[1]	0.93%	1.07%
Fee Waivers and/or Expense Reimbursements[2]	(0.18)	(0.01)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.75%	1.06%

[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report, which do not include Acquired Fund Fees and Expenses.
[2]	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock Advisors, LLC has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25% (for Class I Shares) and 1.50% (for Class III Shares) of average daily net assets through April 30, 2017. BlackRock Advisors, LLC has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0% (for Class I Shares) and 0.06% (for Class III Shares) of average daily net assets through April 30, 2017. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Contract. See the Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$77	$278	$497	$1,127
Class III Shares	$108	$339	$589	$1,305

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Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 900% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to provide current income by investing in securities that pay interest or dividends. Dividends include exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid. The Fund may also seek growth of capital by looking for investments that will increase in value. However, the Fund’s investments emphasize current income more than growth of capital.

The Fund under normal circumstances will invest at least 80%, and typically invests 90% or more, of its assets in fixed-income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred stocks, government obligations and money market securities. Both U.S. and foreign companies and governments may issue these securities, including issuers in emerging markets. The Fund invests primarily in fixed-income securities rated investment grade by a nationally recognized statistical rating organization (“NRSRO”). Fixed-income securities in any of the four highest rating categories can be called “investment grade.” The Fund may also invest in fixed-income securities that are rated below investment grade (commonly called “junk bonds”). The Fund may invest in fixed-income securities of any maturity or duration.

The Fund may invest up to 30% of its net assets in securities of foreign issuers, of which 20% (as a percentage of the Fund’s net assets) may be in emerging markets issuers. Investments in U.S. dollar-denominated securities of foreign issuers, excluding issuers from emerging markets, are permitted beyond the 30% limit. This means that the Fund may invest in such U.S. dollar-denominated securities of foreign issuers without limit. The Fund may enter into reverse repurchase agreements and dollar rolls. The Fund may also invest in derivative instruments both for hedging purposes and to seek to enhance its returns. The Fund may also invest in credit linked notes, credit linked trust certificates, structured notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities.

The Fund may invest up to 15% of its net assets in collateralized debt obligations (“CDOs”), of which 10% (as a percentage of the Fund’s net assets) may be in collateralized loan obligations (“CLOs”). CDOs are types of asset-backed securities. CLOs are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks of investing in the Fund.

■	Collateralized Debt Obligations Risk — In addition to the typical risks associated with fixed-income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly. In addition, investments in CDOs may be characterized by the Fund as illiquid securities.

4

■	Commodities Related Investments Risks — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.
■	Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.
■	Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

■	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

5

Market and Liquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

Leverage Risk — Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives may become subject to margin requirements when regulations are finalized. Implementation of such regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of swaps and other derivatives may increase the costs to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund. In December 2015, the Securities and Exchange Commission proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund. If the rule goes into effect, it could limit the ability of the Fund to invest or remain invested in derivatives.

■	Dollar Rolls Risk — Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.
■	Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
■	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
■	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
■	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
■	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
■	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
■	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
■	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
■	The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Fund’s investments.
■	High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in

6

other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance. In addition, investment in mortgage dollar rolls and participation in to be announced (“TBA”) transactions may significantly increase the Fund’s portfolio turnover rate. A TBA transaction is a method of trading mortgage-backed securities where the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount, and price at the time the contract is entered into but the mortgage-backed securities are delivered in the future, generally 30 days later.
■	Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund.
■	Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Mortgage- and Asset-Backed Securities Risks — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
■	Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
■	Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund.
■	Sovereign Debt Risk — Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
■	Structured Notes Risk — Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
■	U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

7

Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Barclays U.S. Aggregate Bond Index. As with all such investments, past performance is not an indication of future results. Separate account fees and expenses are not reflected in the bar chart. If they were, returns would be less than those shown. The returns for Class III Shares prior to August 14, 2012, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares. This information may be considered when assessing the performance of Class III Shares, but does not represent the actual performance of Class III Shares. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Class I Shares
ANNUAL TOTAL RETURNS
BlackRock Total Return V.I. Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 8.20% (quarter ended September 30, 2009) and the lowest return for a quarter was –7.01% (quarter ended September 30, 2008). The year-to-date return as of March 31, 2016 was 2.64%.

As of 12/31/15 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Total Return V.I. Fund: Class I Shares	0.26%	3.95%	4.08%
BlackRock Total Return V.I. Fund: Class III Shares	(0.08)%	3.66%	3.80%
Barclays U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	0.55%	3.25%	4.51%

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”).

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Rick Rieder	2010	Chief Investment Officer of Fixed Income, Fundamental Portfolios of BlackRock, Inc.
Bob Miller	2011	Managing Director of BlackRock, Inc.

8

Purchase and Sale of Fund Shares

Shares of the Fund currently are sold either directly or indirectly (through other variable insurance funds) to separate accounts of insurance companies (the “Insurance Companies”) and certain accounts administered by the Insurance Companies (the “Accounts”) to fund benefits under the Contracts issued by the Insurance Companies. Shares of the Fund may be purchased or sold each day the New York Stock Exchange is open.

The Fund does not have any initial or subsequent investment minimums. However, your Contract may require certain investment minimums. See your Contract prospectus for more information.

Tax Information

Distributions made by the Fund to an Account, and exchanges and redemptions of Fund shares made by an Account, ordinarily do not cause the corresponding Contract holder to recognize income or gain for Federal income tax purposes. See the Contract prospectus for information regarding the Federal income tax treatment of the distributions to Accounts and the holders of the Contracts.

Payments to Broker/Dealers and Other Financial Intermediaries

BlackRock and its affiliates may make payments relating to distribution and sales support activities to the Insurance Companies and other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Insurance Company or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Visit your Insurance Company’s website, which may have more information.

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Details About the Fund

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the BlackRock Total Return V.I. Fund (the “Fund”) and your rights as a shareholder.

How the Fund Invests

Investment Objective

The primary investment objective of the Fund is to maximize total return, consistent with income generation and prudent investment management.

This investment objective is a fundamental policy of the Fund and may not be changed without approval of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Investment Process

The Fund invests primarily in a diversified portfolio of investment grade fixed-income securities of any duration or maturity. The Fund has no stated minimum holding period for investments and will buy or sell securities whenever the Fund’s management sees an appropriate opportunity.

Principal Investment Strategies

The Fund typically invests at least 90% of its assets in fixed-income securities. The fixed-income securities in which the Fund may invest consist of:

■	U.S. Government debt securities
■	Corporate debt securities issued by U.S. and foreign companies
■	Asset-backed securities
■	Mortgage-backed securities
■	Preferred securities issued by U.S. and foreign companies
■	Corporate debt securities and preferred securities convertible into common stock
■	Foreign sovereign debt instruments
■	Money market securities

Under normal circumstances, the Fund invests at least 80% of its assets in fixed-income securities. This policy is a non-fundamental policy of the Fund and may be changed upon 60 days’ prior notice to shareholders. The Fund invests primarily in fixed-income securities that are rated in the four highest rating categories by at least one of the recognized rating services (Baa or better by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or better by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”)). Securities rated in any of the four highest rating categories are known as “investment grade” securities.

The Fund may invest up to 30% of its net assets in securities of foreign issuers, of which 20% (as a percentage of the Fund’s net assets) may be in emerging markets issuers. Investments in U.S. dollar-denominated securities of foreign issuers, excluding issuers from emerging markets, are permitted beyond the 30% limit. This means that the Fund may invest in such U.S. dollar-denominated securities of foreign issuers without limit.

The Fund may invest a portion of its assets in various types of mortgage-backed securities. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Mortgage-backed securities frequently react differently to changes in interest rates than other fixed-income securities. The Fund may also enter into reverse repurchase agreements and dollar rolls. A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

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The Fund may invest in fixed-income securities of any duration or maturity. Maturity is the time at which the full principal amount of a debt security is scheduled to be repaid. Duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The Fund may use derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps, for hedging purposes, as well as to increase the return on its portfolio investments. Derivatives are financial instruments whose value is derived from another security or an index such as the Barclays U.S. Aggregate Bond Index. The Fund may also invest in credit linked notes, credit linked trust certificates, structured notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities. Instruments such as these have principal and/or interest payments linked to the value of a foreign currency, an index of securities, an interest rate, or other financial indicators.

The Fund may invest up to 15% of its net assets in collateralized debt obligations (“CDOs”), of which 10% (as a percentage of the Fund’s net assets) may be in collateralized loan obligations (“CLOs”). CDOs are types of asset-backed securities. CLOs are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer.

The Fund may invest up to 20% of its net assets in fixed-income securities that are rated below investment grade (commonly called “junk bonds”) by at least one of the recognized rating agencies, including Moody’s, S&P or Fitch or in unrated securities of equivalent credit quality.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Other Strategies

In addition to the principal strategies discussed above, the Fund may also invest or engage in the following investments/strategies:

■	Borrowing — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.
■	Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale, such as Rule 144A securities. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.
■	Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange-traded funds (“ETFs”), unit investment trusts, and open-end and closed-end funds. The Fund may invest in affiliated investment companies, including affiliated money market funds and affiliated ETFs.
■	Repurchase Agreements and Purchase and Sale Contracts — The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.
■	Securities Lending — The Fund may lend securities with a value up to 33 1⁄3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

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■	Short Sales — The Fund may make short sales of securities, either as a hedge against potential declines in the value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. A short sale is a transaction in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its total assets. However, the Fund may make short sales “against-the-box” without regard to this restriction. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.
■	Standby Commitment Agreements — Standby commitment agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer.
■	Temporary Defensive Strategies — Under unusual market or economic conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its net assets in U.S. Government securities, certificates of deposit, bankers’ acceptances, commercial paper rated in the highest rating category by a recognized rating service, money market funds (including affiliated and unaffiliated money market funds), cash or other high quality fixed-income securities that are consistent with the Fund’s objectives. The yield on such securities may be lower than the yield on lower-rated fixed-income securities. Temporary defensive positions may limit the potential for an increase in the value of the Fund’s shares or for the Fund to achieve its investment objectives.
■	When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.
ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by a team of financial professionals. Rick Rieder and Bob Miller are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

Investment Risks

This section contains a discussion of the general risks of investing in the Fund. The “Investment Objectives and Policies” section in the Statement of Additional Information (“SAI”) also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Principal Risks of Investing in the Fund:

Collateralized Debt Obligations Risk — In addition to the typical risks associated with fixed-income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly. In addition, investments in CDOs may be characterized by the Fund as illiquid securities.

Commodities Related Investments Risks — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

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Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve has purchased on the open market large quantities of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. As the Federal Reserve “tapers” or reduces the amount of securities it purchases pursuant to quantitative easing, and/or if the Federal Reserve raises the federal funds rate, there is a risk that interest rates will rise. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are

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motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock Advisors, LLC (“BlackRock”) may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives may also expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Hedging Risk — When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.

Tax Risk — The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service.

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives may become subject to margin requirements when regulations are finalized. Implementation of such regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of swaps and other derivatives may increase the costs to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund. If the rule goes into effect, it could limit the ability of the Fund to invest or remain invested in derivatives. In addition, other future regulatory developments may impact the Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund itself is regulated. BlackRock cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

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Risks Specific to Certain Derivatives Used by the Fund

Swaps — Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Credit Default Swaps — Credit default swaps may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange transactions are over-the-counter contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Indexed and Inverse Securities — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

Futures — Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Options — An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

Dollar Rolls Risk — A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets may include those in countries considered emerging or developing by the World Bank, the International Finance Corporation or the United Nations.

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Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. Many emerging markets do not have income tax treaties with the United States, and as a result, investments by the Fund may be subject to higher withholding taxes in such countries. In addition, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

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Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

European Economic Risk — The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the Euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of

17

higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance. In addition, investment in mortgage dollar rolls and participation in TBA transactions may significantly increase the Fund’s portfolio turnover rate. A TBA transaction is a method of trading mortgage-backed securities where the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount, and price at the time the contract is entered into but the mortgage-backed securities are delivered in the future, generally 30 days later.

Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. The major risks of junk bond investments include:

■	Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.
■	Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.
■	Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.
■	Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.
■	Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.
■	The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the Investment Company Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of instruments. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Mortgage- and Asset-Backed Securities Risks — Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Although asset-backed and commercial mortgage-backed securities (“CMBS”) generally experience less prepayment than residential mortgage-backed securities, mortgage-backed and asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks.

Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgage or assets, particularly during periods of economic downturn. Certain CMBS are issued in several classes with different levels of yield and credit protection. The Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

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Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (“CMOs”). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment. Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment.

The mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on mortgage loans (including subprime and second-lien mortgage loans) generally have increased and may continue to increase, and a decline in or flattening of real-estate values (as has been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of mortgage loan originators have experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund.

Sovereign Debt Risk — Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Structured Notes Risk — Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference measure. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by the Fund. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference measure.

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Structured notes may be positively or negatively indexed, so the appreciation of the reference measure may produce an increase or a decrease in the interest rate or the value of the principal at maturity. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of reference measures. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Certain of the government agency securities the Fund may purchase are backed only by the credit of the issuer government agency and not by the full faith and credit of the United States. In addition, securities of U.S. Government-sponsored enterprises, instrumentalities and supranational entities are not guaranteed by the U.S. Government or backed by the full faith and credit of the United States. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Borrowing Risk — Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its corporate loans. Transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, the Fund may become a member of the syndicate.

The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads.

The corporate loans in which the Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Equity Securities Risk — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase

20

in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Indexed and Inverse Floating Rate Securities Risks — The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities whose return is inversely related to changes in an interest rate (“inverse floaters”). In general, income on inverse floaters will decrease when short term interest rates increase and increase when short term interest rates decrease. Investments in inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities or the lack of an active market. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

Standby Commitment Agreements Risk — Standby commitment agreements involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$11.93	$11.51	$12.01	$11.49	$11.29
Net investment income[1]	0.22	0.32	0.32	0.38	0.46
Net realized and unrealized gain (loss)	(0.19)	0.44	(0.45)	0.55	0.21
Net increase (decrease) from investment operations	0.03	0.76	(0.13)	0.93	0.67
Distributions from net investment income[2]	(0.25)	(0.34)	(0.37)	(0.41)	(0.47)
Net asset value, end of year	$11.71	$11.93	$11.51	$12.01	$11.49
Total Return[3]
Based on net asset value	0.26%	6.66%	(1.14)%	8.25%	6.07%
Ratios to Average Net Assets
Total expenses[4]	0.92%	0.88%	0.87%	0.80%	0.69%
Total expenses after fees reimbursed and paid indirectly[4]	0.74%	0.69%	0.67%	0.67%	0.69%
Total expenses after fees reimbursed and paid indirectly and excluding interest expense[4]	0.69%	0.66%	0.65%	0.64%	0.64%
Net investment income	1.89%	2.68%	2.75%	3.24%	4.04%
Supplemental Data
Net assets, end of year (000)	$154,046	$130,765	$135,943	$162,921	$171,452
Portfolio turnover rate[5]	900%	772%	724%	953%	1,203%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:
	Year Ended December 31,
	2015	2014	2013	2012	2011
Investments in underlying funds	0.01%	—	—	—	—

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:
	Year Ended December 31,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	625%	560%	498%	729%	755%

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Financial Highlights (concluded)

	Class III
	Year Ended December 31,
	2015	2014	2013	Period August 14, 2012[1] to December 31, 2012	Period April 25, 2012[1] to June 19, 2012[2]
Per Share Operating Performance
Net asset value, beginning of period	$11.79	$11.38	$11.86	$11.71	$11.65
Net investment income[3]	0.18	0.27	0.28	0.13	0.05
Net realized and unrealized gain (loss)	(0.19)	0.44	(0.42)	0.16	0.07
Net increase (decrease) from investment operations	(0.01)	0.71	(0.14)	0.29	0.12
Distributions from net investment income[4]	(0.21)	(0.30)	(0.34)	(0.14)	(0.06)
Net asset value, end of period	$11.57	$11.79	$11.38	$11.86	$11.71
Total Return[5]
Based on net asset value	(0.08)%	6.28%	(1.30)%	2.50%[6]	1.00%[6]
Ratios to Average Net Assets
Total expenses[7]	1.06%	1.11%	1.06%	0.95%[8]	1.09%[8]
Total expenses after fees reimbursed and paid indirectly[7]	1.04%	1.01%	0.96%	0.95%[8]	0.98%[8]
Total expenses after fees reimbursed and paid indirectly and excluding interest expense[7]	0.98%	0.98%	0.94%	0.91%[8]	0.95%[8]
Net investment income	1.54%	2.31%	2.45%	2.83%[8]	3.22%[8]
Supplemental Data
Net assets, end of period (000)	$68,844	$7,300	$2,750	$344	— [2]
Portfolio turnover rate[9]	900%	772%	724%	953%	953%

[1]	Recommencement of operations.
[2]	There were no Class III Shares outstanding as of June 19, 2012.
[3]	Based on average shares outstanding.
[4]	Distributions for annual periods determined in accordance with federal income tax regulations.
[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
[6]	Aggregate total return.
[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:
	Year Ended December 31,
	2015	2014	2013	2012
Investments in underlying funds	0.01%	—	—	—

[8]	Annualized.
[9]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:
	Year Ended December 31,
	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	625%	560%	498%	729	%*

*	The portfolio turnover is from period August 14, 2012 to December 31, 2012 and period April 25, 2012 to June 19, 2012.

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MAY 1, 2016

PROSPECTUS

BlackRock Variable Series Funds, Inc.

>	BlackRock U.S. Government Bond V.I. Fund (Class I and Class III)

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • No Bank Guarantee • May Lose Value

	BlackRock U.S. Government Bond V.I. Fund

Fund Overview
Key facts and details about the Fund listed in this prospectus, including investment objectives, principal investment strategies, principal risk factors, fee and expense information, and historical performance information

	Investment Objective	3
	Fees and Expenses of the Fund	3
	Principal Investment Strategies of the Fund	4
	Principal Risks of Investing in the Fund	4
	Performance Information	8
	Investment Manager	9
	Portfolio Managers	9
	Purchase and Sale of Fund Shares	9
	Tax Information	9
	Payments to Broker/Dealers and Other Financial Intermediaries	9

Details About the Fund	How the Fund Invests	10
	Investment Risks	12
	Financial Highlights	19

Account Information	The Insurance Companies	I-2
	How to Buy and Sell Shares	I-3

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	I-5
	Portfolio Manager Information	I-12
	Conflicts of Interest	I-18
	Valuation of Fund Investments	I-19
	Dividends and Taxes	I-20

General Information	Shareholder Documents	I-22
	Certain Fund Policies	I-22
	Statement of Additional Information	I-22

Glossary	Glossary	I-23

For More Information	Funds and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock U.S. Government Bond V.I. Fund

Investment Objective

The investment objective of the BlackRock U.S. Government Bond V.I. Fund (the “Fund”) is to seek to maximize total return, consistent with income generation and prudent investment management.

Prior to October 1, 2011, BlackRock U.S. Government Bond V.I. Fund was known as BlackRock Government Income V.I. Fund.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your variable annuity or insurance contract (the “Contract”) prospectus for information on the separate account fees and expenses associated with your Contract.

Shareholder Fees (fees paid directly from your investment)

The Fund is not subject to any shareholder fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I Shares	Class III Shares
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.46%	0.36%
Interest Expense	0.03%	0.03%
Miscellaneous Other Expenses	0.43%	0.33%
Total Annual Fund Operating Expenses	0.96%	1.11%
Fee Waivers and/or Expense Reimbursements[1]	(0.20)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.76%	1.08%

[1]	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25% (for Class I Shares) and 1.50% (for Class III Shares) of average daily net assets through April 30, 2017. BlackRock Advisors, LLC has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0% (for Class I Shares) and 0.06% (for Class III Shares) of average daily net assets through April 30, 2017. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

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Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Contract. See the Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$78	$286	$511	$1,160
Class III Shares	$110	$350	$609	$1,349

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1,581% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. The Fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the Barclays U.S. Government/Mortgage Index (the benchmark).

Securities purchased by the Fund (except with respect to non-dollar denominated bonds) generally are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the Fund management team to be of similar quality. The Fund may also invest up to 5% of its assets in dollar-denominated investment grade securities that are rated below the highest rating category at the time of purchase. In addition, the Fund’s dollar-weighted average maturity will be between 3 and 10 years.

The Fund evaluates sectors of the bond market and individual securities within these sectors. The Fund selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), asset-backed securities and corporate bonds.

The Fund invests primarily in dollar-denominated bonds, but may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. Non-dollar denominated bonds purchased by the Fund are, at the time of purchase, rated in the four highest rating categories by at least one major rating agency (Baa or better by Moody’s Investor Service, Inc. (“Moody’s”) or BBB or better by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”)) or are determined by the Fund management team to be of similar quality. Securities rated in any of the four highest rating categories are known as “investment grade” securities.

The Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks of investing in the Fund.

■	Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

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Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

Leverage Risk — Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other

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non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives may become subject to margin requirements when regulations are finalized. Implementation of such regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of swaps and other derivatives may increase the costs to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund. In December 2015, the Securities and Exchange Commission proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund. If the rule goes into effect, it could limit the ability of the Fund to invest or remain invested in derivatives.

■	Dollar Rolls Risk — Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.
■	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
■	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
■	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
■	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
■	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
■	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
■	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
■	High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance. In addition, investment in mortgage dollar rolls and participation in TBA transactions may significantly increase the Fund’s portfolio turnover rate. A TBA transaction is a method of trading mortgage-backed securities where the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount, and price at the time the contract is entered into, but the mortgage-backed securities are delivered in the future, generally 30 days later.
■	Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.
■	Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

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■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Mortgage- and Asset-Backed Securities Risks — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
■	Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund.
■	U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

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Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The Fund’s Annual Total Returns prior to October 1, 2011 as reflected in the bar chart and the table are the returns of a fund that followed different investment objectives and investment strategies under the name “BlackRock Government Income V.I. Fund.” The table compares the Fund’s performance to that of the Barclays U.S. Government/Mortgage Index and the Barclays U.S. Mortgage-Backed Securities Index, which are relevant to the Fund because they have characteristics similar to the Fund’s investment strategies. As with all such investments, past performance is not an indication of future results. The bar chart and table do not reflect separate account fees and expenses. If they did, returns would be less than those shown. The returns for Class III Shares prior to July 15, 2013, the recommencement of operations of the Class III Shares, are based upon performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares. This information may be considered when assessing the performance of Class III Shares, but does not represent the actual performance of Class III Shares. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Class I Shares
ANNUAL TOTAL RETURNS
BlackRock U.S. Government Bond V.I. Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 7.73% (quarter ended December 31, 2008) and the lowest return for a quarter was –3.70% (quarter ended June 30, 2008). The year-to-date return as of March 31, 2016 was 2.55%.

As of 12/31/15 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock U.S. Government Bond V.I. Fund: Class I Shares	0.45%	2.30%	3.38%
BlackRock U.S. Government Bond V.I. Fund: Class III Shares	0.08%	2.03%	3.12%
Barclays U.S. Government/Mortgage Index (Reflects no deduction for fees, expenses or taxes)	1.13%	2.83%	4.35%
Barclays U.S. Mortgage-Backed Securities Index (Reflects no deduction for fees, expenses or taxes)	1.51%	2.96%	4.64%

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Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”).

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Bob Miller	2012	Managing Director of BlackRock, Inc.
Matthew Kraeger	2012	Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

Shares of the Fund currently are sold either directly or indirectly (through other variable insurance funds) to separate accounts of insurance companies (the “Insurance Companies”) and certain accounts administered by the Insurance Companies (the “Accounts”) to fund benefits under the Contracts issued by the Insurance Companies. Shares of the Fund may be purchased or sold each day the New York Stock Exchange is open.

The Fund does not have any initial or subsequent investment minimums. However, your Contract may require certain investment minimums. See your Contract prospectus for more information.

Tax Information

Distributions made by the Fund to an Account, and exchanges and redemptions of Fund shares made by an Account, ordinarily do not cause the corresponding Contract holder to recognize income or gain for Federal income tax purposes. See the Contract prospectus for information regarding the Federal income tax treatment of the distributions to Accounts and the holders of the Contracts.

Payments to Broker/Dealers and Other Financial Intermediaries

BlackRock and its affiliates may make payments relating to distribution and sales support activities to the Insurance Companies and other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Insurance Company or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Visit your Insurance Company’s website, which may have more information.

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Details About the Fund

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the BlackRock U.S. Government Bond V.I. Fund (the “Fund”) and your rights as a shareholder.

How the Fund Invests

Investment Objective

The investment objective of the Fund is to seek to maximize total return, consistent with income generation and prudent investment management.

Should the Board of Directors determine that the investment objective of the Fund should be changed, shareholders of the Fund will be given notice before any such change is effective. However, such change can be effected without shareholder approval.

Investment Process

BlackRock Advisors, LLC (“BlackRock”) considers a variety of factors when choosing investments, such as:

■	Securities are purchased for the Fund when the management team determines that they have the potential for above-average total return.
■	If a security was rated in the highest rating category at the time of purchase and its rating falls below the highest rating category (except for non-dollar denominated bonds held by the Fund), the management team will decide whether to continue to hold the security. If the rating of a non-dollar denominated bond or other investment grade security held by the Fund falls below investment grade, the management team will decide whether to continue to hold the security.
■	A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

BlackRock uses an internal model for calculating duration, which may result in a different value for the duration of a benchmark compared to the duration calculated by the provider of the benchmark or another third party.

Principal Investment Strategies

The Fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the Barclays U.S. Government/Mortgage Index (the benchmark). Duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity. As of March 31, 2016, the duration of the benchmark was 4.50 years, as calculated by BlackRock. The Fund normally invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. The 80% policy noted above is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to shareholders.

Securities purchased by the Fund (except with respect to non-dollar denominated bonds) generally are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the Fund management team to be of similar quality. The Fund may also invest up to 5% of its assets in dollar-denominated investment grade securities that are rated below the highest rating category at the time of purchase. Split rated bonds will be considered to have the higher credit rating. Split rated bonds are bonds that receive different ratings from two or more rating agencies. In addition, the Fund’s dollar-weighted average maturity will be between 3 and 10 years. The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

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The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Asset-backed securities are bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables. Mortgage-backed securities are asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies. CMOs are bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections. The Fund measures its performance against the benchmark.

The Fund invests primarily in dollar-denominated bonds, but may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. Non-dollar denominated bonds purchased by the Fund are, at the time of purchase, rated in the four highest rating categories by at least one major rating agency (Baa or better by Moody’s Investor Service, Inc. (“Moody’s”) or BBB or better by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”)) or are determined by the Fund management team to be of similar quality. Securities rated in any of the four highest rating categories are known as “investment grade” securities.

The management team may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond. An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the Fund will use derivatives to enhance returns, in which case their use would involve leveraging risk.

The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Other Strategies

In addition to the principal strategies discussed above, the Fund may also invest or engage in the following investments/strategies:

■	Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange-traded funds (“ETFs”), unit investment trusts, and open-end and closed-end funds. The Fund may invest in affiliated investment companies, including affiliated money market funds and affiliated ETFs.
■	Temporary Defensive Strategies — For temporary defensive purposes, the Fund may restrict the markets in which it invests and may invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations of corporate issuers, certificates of deposit, bankers acceptances, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed income securities.
■	When-Issued and Delayed Delivery Securities and Forward Commitments — The Fund may invest in securities prior to their date of issue. The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

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ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by a team of financial professionals. Bob Miller and Matthew Kraeger are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

Investment Risks

This section contains a discussion of the general risks of investing in the Fund. The “Investment Objectives and Policies” section in the Statement of Additional Information (“SAI”) also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Principal Risks of Investing in the Fund:

Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve has purchased on the open market large quantities of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. As the Federal Reserve “tapers” or reduces the amount of securities it purchases pursuant to quantitative easing, and/or if the Federal Reserve raises the federal funds rate, there is a risk that interest rates will rise. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

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Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives may also expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Hedging Risk — When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.

Tax Risk — The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service.

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives may become subject to margin requirements when regulations are finalized. Implementation of such regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of swaps and other derivatives may increase the costs to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund. If the rule goes into effect, it could limit the ability of the Fund to invest or remain invested in derivatives. In addition, other future regulatory developments may impact the Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund itself is regulated. BlackRock cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

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Risks Specific to Certain Derivatives Used by the Fund

Swaps — Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Credit Default Swaps — Credit default swaps may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange transactions are over-the-counter contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Indexed and Inverse Securities — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

Futures — Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Options — An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

Dollar Rolls Risk — A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk

14

that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be

15

uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance. In addition, investment in mortgage dollar rolls and participation in TBA transactions may significantly increase the Fund’s portfolio turnover rate A TBA transaction is a method of trading mortgage-backed securities where the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount, and price at the time the contract is entered into, but the mortgage-backed securities are delivered in the future, generally 30 days later.

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the Investment Company Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of instruments. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Mortgage- and Asset-Backed Securities Risks — Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Although asset-backed and commercial mortgage-backed securities (“CMBS”) generally experience less prepayment than residential mortgage-backed securities, mortgage-backed and asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks.

Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgage or assets, particularly during periods of economic downturn. Certain CMBS are issued in several classes with different levels of yield and credit protection. The Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (“CMOs”). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments

16

collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment. Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment.

The mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on mortgage loans (including subprime and second-lien mortgage loans) generally have increased and may continue to increase, and a decline in or flattening of real-estate values (as has been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of mortgage loan originators have experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund.

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price

17

received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Funds’ ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

18

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$10.39	$10.04	$10.71	$10.76	$10.45
Net investment income[1]	0.15	0.19	0.13	0.23	0.29
Net realized and unrealized gain (loss)	(0.10)	0.39	(0.48)	0.03	0.36
Net increase (decrease) from investment operations	0.05	0.58	(0.35)	0.26	0.65
Distributions:[2]
From net investment income	(0.21)	(0.23)	(0.25)	(0.27)	(0.34)
From net realized gain	—	—	(0.07)	(0.04)	—
Total distributions	(0.21)	(0.23)	(0.32)	(0.31)	(0.34)
Net asset value, end of year	$10.23	$10.39	$10.04	$10.71	$10.76
Total Return[3]
Based on net asset value	0.45%	5.87%	(3.25)%	2.41%	6.31%
Ratios to Average Net Assets
Total expenses	0.96%	0.89%	0.90%	0.83%	0.66%
Total expenses after fees waived and/or reimbursed	0.73%	0.69%	0.69%	0.69%	0.66%
Total expenses after fees waived and/or reimbursed and excluding interest expense	0.70%	0.66%	0.68%	0.68%	0.66%
Net investment income	1.41%	1.88%	1.24%	2.13%	2.80%
Supplemental Data
Net assets, end of year (000)	$83,016	$92,975	$103,218	$130,938	$145,886
Portfolio turnover rate[4]	1,581%	1,388%	1,956%	1,529%	2,601%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
[4]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover is as follows:
	Year Ended December 31,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	991%	956%	1,415%	1,119%	1,825%

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Financial Highlights (concluded)

	Class III
	Year Ended December 31,
	2015	2014	Period July 15, 2013[1] to December 31, 2013	Period January 1, 2013 to July 9, 2013[2]	Period May 9, 2012[1] to December 31, 2012
Per Share Operating Performance
Net asset value, beginning of period	$10.39	$10.04	$10.19	$10.71	$10.77
Net investment income[3]	0.13	0.17	0.11	0.01	0.08
Net realized and unrealized gain (loss)	(0.12)	0.38	(0.09)	(0.38)	0.05
Net increase (decrease) from investment operations	0.01	0.55	0.02	(0.37)	0.13
Distributions:[4]
From net investment income	(0.18)	(0.20)	(0.10)	(0.15)	(0.15)
From net realized gain	—	—	(0.07)	—	(0.04)
Total distributions	(0.18)	(0.20)	(0.17)	(0.15)	(0.19)
Net asset value, end of period	$10.22	$10.39	$10.04	$10.19	$10.71
Total Return[5]
Based on net asset value	0.08%	5.56%	0.26%[6]	(3.60)%[6]	1.24%[6]
Ratios to Average Net Assets
Total expenses	1.11%	1.09%	0.86%[7]	1.66%[7]	1.14%[7]
Total expenses after fees waived and/or reimbursed	1.00%	1.00%	0.85%[7]	0.85%[7]	1.01%[7]
Total expenses after fees waived and/or reimbursed and excluding interest expense	0.97%	0.98%	0.84%[7]	0.85%[7]	0.99%[7]
Net investment income	1.27%	1.63%	2.30%[7]	0.25%[7]	1.20%[7]
Supplemental Data
Net assets, end of period (000)	$1,894	$750	$225	— [2]	$29
Portfolio turnover rate[8]	1,581%	1,388%	1,956%	1,956%	1,529%

[1]	Recommencement of operations.
[2]	There were no Class III Shares outstanding from July 9, 2013 to July 14, 2013. On July 15, 2013, operations recommenced.
[3]	Based on average shares outstanding.
[4]	Distributions for annual periods determined in accordance with federal income tax regulations.
[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
[6]	Aggregate total return.
[7]	Annualized.
[8]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover is as follows:

	Year Ended December 31,
	2015	2014	Period July 15, 2013 to December 31, 2013	Period January 1, 2013 to July 9, 2013	Period May 9, 2012 to December 31, 2012
Portfolio turnover rate (excluding MDRs)	991%	956%	1,415%	1,415%	1,119%

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MAY 1, 2016

PROSPECTUS

BlackRock Variable Series Funds, Inc.

>	BlackRock Value Opportunities V.I. Fund (Class I, Class II, Class III)

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • No Bank Guarantee • May Lose Value

	BlackRock Value Opportunities V.I. Fund

Fund Overview
Key facts and details about the Fund listed in this prospectus, including investment objectives, principal investment strategies, principal risk factors, fee and expense information, and historical performance information

	Investment Objective	3
	Fees and Expenses of the Fund	3
	Principal Investment Strategies of the Fund	4
	Principal Risks of Investing in the Fund	5
	Performance Information	7
	Investment Manager	7
	Portfolio Managers	7
	Purchase and Sale of Fund Shares	8
	Tax Information	8
	Payments to Broker/Dealers and Other Financial Intermediaries	8

Details About the Fund	How the Fund Invests	9
	Investment Risks	11
	Financial Highlights	18

Account Information	The Insurance Companies	I-2
	How to Buy and Sell Shares	I-3

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	I-5
	Portfolio Manager Information	I-12
	Conflicts of Interest	I-18
	Valuation of Fund Investments	I-19
	Dividends and Taxes	I-20

General Information	Shareholder Documents	I-22
	Certain Fund Policies	I-22
	Statement of Additional Information	I-22

Glossary	Glossary	I-23

For More Information	Funds and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock Value Opportunities V.I. Fund

Investment Objective

The investment objective of the BlackRock Value Opportunities V.I. Fund (the “Fund”) is to seek long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your variable annuity or insurance contract (the “Contract”) prospectus for information on the separate account fees and expenses associated with your Contract.

Shareholder Fees (fees paid directly from your investment)

The Fund is not subject to any shareholder fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I Shares	Class II Shares	Class III Shares
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.26%	0.28%	0.29%
Total Annual Fund Operating Expenses	1.01%	1.18%	1.29%
Fee Waivers and/or Expense Reimbursements[1]	(0.11)%	(0.11)%	(0.20)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.90%	1.07%	1.09%

[1]	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock Advisors, LLC has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25% (for Class I Shares), 1.40% (for Class II Shares), and 1.50% (for Class III Shares) of average daily net assets through April 30, 2017. BlackRock Advisors, LLC has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.07% (for Class I Shares), 0.09% (for Class II Shares), and 0.01% (for Class III Shares) of average daily net assets through April 30, 2017. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

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Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Contract. See the Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$92	$311	$547	$1,226
Class II Shares	$109	$364	$638	$1,422
Class III Shares	$111	$389	$688	$1,539

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests primarily in common stock of small cap companies and emerging growth companies that Fund management believes have special investment value. The Fund tries to choose investments that will increase in value. This means Fund management will look for companies that have long-term potential to grow in size or to become more profitable, or that the stock market may value more highly in the future. Fund management seeks to invest in small companies that are trading at the low end of their historical price-book value or enterprise values-sales ratio, and that have particular qualities that affect the outlook for that company, including an attractive market niche. Fund management also seeks to invest in emerging growth companies that occupy dominant positions in developing industries, have strong management and demonstrate successful product development and marketing capabilities.

Equity securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock and index securities that are based on a group of common stocks. The Fund may invest in derivative instruments, such as options and futures, the values of which are based on a common stock or group of common stocks. The Fund may also use derivatives to hedge its investment portfolio against market and currency risks as well as to increase the return on its portfolio investment. The derivatives that the Fund may use include, but are not limited to, futures, forwards, options, and indexed securities.

The Fund invests primarily in U.S. companies that do most of their business in the United States, but may invest up to 30% of its assets in foreign companies.

Small cap market capitalization companies are those whose market capitalization is similar to the market capitalization of companies in the Russell 2000® Index or the S&P SmallCap 600® Index at the time of the Fund’s investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered small market capitalization companies. As of March 31, 2016, the Russell 2000® Index included companies with capitalizations up to $5.479 billion and the S&P SmallCap 600® Index included companies with capitalizations up to $4.861 billion. Market capitalization is the number of shares of a company’s stock, multiplied by the price per share of that stock. Market capitalization is a measure of a company’s size. The market capitalizations of companies in each index change with market conditions and the composition of the index. Emerging growth companies are companies of any market capitalization without a long or consistent history of earnings but that Fund management believes have the potential for earnings growth over an extended period of time.

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Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks of investing in the Fund.

■	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

Leverage Risk — Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives may become subject to margin requirements when regulations are finalized. Implementation of such regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of swaps and other derivatives may increase the costs to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund. In December 2015, the Securities and Exchange Commission proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund. If the rule goes into effect, it could limit the ability of the Fund to invest or remain invested in derivatives.

■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
■	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
■	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
■	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
■	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
■	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
■	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

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■	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
■	The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Fund’s investments.
■	Investment Style Risk — Because different kinds of stocks go in and out of favor depending on market conditions, the Fund’s performance may be better or worse than other funds with different investment styles (e.g., growth vs. value, large cap vs. small cap).
■	Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

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Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the S&P SmallCap 600 Value Index. As with all such investments, past performance is not an indication of future results. The bar chart and table do not reflect separate account fees and expenses. If they did, returns would be less than those shown. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Class I Shares
ANNUAL TOTAL RETURNS1
BlackRock Value Opportunities V.I. Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 22.10% (quarter ended June 30, 2009) and the lowest return for a quarter was –31.02% (quarter ended December 31, 2008). The year-to-date return as of March 31, 2016 was 0.99%.

As of 12/31/15 Average Annual Total Returns	1 Year	5 Years	10 Years[1]
BlackRock Value Opportunities V.I. Fund: Class I Shares	(6.61)%	9.17%	5.55%
BlackRock Value Opportunities V.I. Fund: Class II Shares	(6.72)%	9.00%	5.39%
BlackRock Value Opportunities V.I. Fund: Class III Shares	(6.78)%	8.95%	5.29%
S&P SmallCap 600 Value Index (Reflects no deduction for fees, expenses or taxes)	(6.67)%	10.37%	7.17%

[1]	A portion of the Fund’s total return during the fiscal year ended December 31, 2010 was attributable to proceeds received from a settlement litigation.

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”).

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
John Coyle, CFA	2009	Managing Director of BlackRock, Inc.
Murali Balaraman, CFA	2009	Managing Director of BlackRock, Inc.

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Purchase and Sale of Fund Shares

Shares of the Fund currently are sold either directly or indirectly (through other variable insurance funds) to separate accounts of insurance companies (the “Insurance Companies”) and certain accounts administered by the Insurance Companies (the “Accounts”) to fund benefits under the Contracts issued by the Insurance Companies. Shares of the Fund may be purchased or sold each day the New York Stock Exchange is open.

The Fund does not have any initial or subsequent investment minimums. However, your Contract may require certain investment minimums. See your Contract prospectus for more information.

Tax Information

Distributions made by the Fund to an Account, and exchanges and redemptions of Fund shares made by an Account, ordinarily do not cause the corresponding Contract holder to recognize income or gain for Federal income tax purposes. See the Contract prospectus for information regarding the Federal income tax treatment of the distributions to Accounts and the holders of the Contracts.

Payments to Broker/Dealers and Other Financial Intermediaries

BlackRock and its affiliates may make payments relating to distribution and sales support activities to the Insurance Companies and other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Insurance Company or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Visit your Insurance Company’s website, which may have more information.

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Details About the Fund

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the BlackRock Value Opportunities V.I. Fund (the “Fund”) and your rights as a shareholder.

How the Fund Invests

Investment Objective

The investment objective of the Fund is to seek long-term growth of capital.

Should the Board of Directors determine that the investment objective of the Fund should be changed, shareholders of the Fund will be given notice before any such change is effective. However, such change can be effected without shareholder approval.

Investment Process

Fund management chooses investments using a fundamental, value-oriented investment style. This means that the Fund seeks to invest in companies that Fund management believes to be undervalued. A company’s stock is undervalued when the stock’s current price is less than what the Fund believes a share of the company is worth. A company’s worth can be assessed by several factors, such as financial resources, value of tangible assets, sales and earnings growth, rate of return on capital, product development, quality of management, and overall business prospects. A company’s stock may become undervalued when most investors fail to perceive the company’s strengths in one or more of these areas. Fund management may also determine a company is undervalued if its stock price is down because of temporary factors from which Fund management believes the company will recover. Additionally, management of the Fund may acquire the securities of companies that are in a particular industry or related industries or market segments together as a “basket” or group in a single transaction. The Fund may subsequently sell such “basket” as a unit or it may sell only selected securities and continue to hold other securities acquired in the “basket.”

The Fund may sell a security if, for example, the stock price increases to the high end of the range of its historical price-book value ratio or if the Fund determines that the issuer no longer meets the criteria Fund management has established for the purchase of such securities or if Fund management thinks there is a more attractive investment opportunity in the same category.

Fund management seeks to invest in small companies that:

■	Are trading at the low end of their historical price-book value or enterprise value-sales ratios
■	Have strong management
■	Have particular qualities that affect the outlook for that company, such as strong research capabilities, new or unusual products or occupation of an attractive market niche
■	Have the potential to increase earnings over an extended period of time

Fund management also considers other factors, such as the level of competition in an industry or the extent of government regulation. The Fund may also purchase the stock of a company which has suffered a recent earnings decline if Fund management believes that the decline is temporary or cyclical and will not significantly affect the company’s long-term growth.

The Fund has no stated minimum holding period for investments and will buy or sell securities whenever the Fund’s management sees an appropriate opportunity.

Principal Investment Strategies

The Fund tries to choose investments for capital appreciation — that is, investments that will increase in value. The Fund will invest in a diversified portfolio primarily consisting of equity securities of small cap and emerging growth companies. Equity securities in which the Fund may invest include:

■	Common stock
■	Preferred stock

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■	Securities convertible into common stock
■	Index securities that are based on a group of common stocks
■	The Fund may invest in derivative instruments, such as options and futures, the values of which are based on a common stock or group of common stocks. The Fund may also use derivatives to hedge its investment portfolio against market and currency risks as well as to increase the return on its portfolio investments. The derivatives that the Fund may use include, but are not limited to, futures, forwards, options, and indexed securities.

The Fund invests primarily in U.S. companies that do most of their business in the United States, but may invest up to 30% of its assets in foreign companies.

Small cap market capitalization companies are those whose market capitalization is similar to the market capitalization of companies in the Russell 2000® Index or the S&P SmallCap 600® Index at the time of the Fund’s investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered small market capitalization companies. As of March 31, 2016, the Russell 2000® Index included companies with capitalizations up to $5.479 billion and the S&P SmallCap 600® Index included companies with capitalizations up to $4.861 billion.

Other Strategies

In addition to the principal strategies discussed above, the Fund may also invest or engage in the following investments/strategies:

■	Borrowing — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.
■	Emerging Markets Issuers — The Fund may also invest a portion of its assets in securities of issuers located in emerging markets.
■	Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale, such as Rule 144A securities. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.
■	Initial Public Offerings — The Fund has the ability to invest in initial public offerings (“IPOs”).
■	Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange-traded funds (“ETFs”), unit investment trusts, and open-end and closed-end funds. The Fund may invest in affiliated investment companies, including affiliated money market funds and affiliated ETFs.
■	Mid Cap Securities — The Fund may purchase equity securities of companies that have mid-market capitalizations.
■	REITS — The Fund may invest in real estate investment trusts (“REITS”). REITs are companies that own interests in real estate or in real estate related loans or other interests, and have revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITS. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code of 1986 (the “Internal Revenue Code”), as amended.
■	Repurchase Agreements, Purchase and Sale Contracts — The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.
■	Securities Lending — The Fund may lend securities with a value up to 33 1⁄3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
■	Short Sales — The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. A short sale is a transaction in which the Fund sells securities borrowed from others with the expectation that the

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price of the security will fall before the Fund must purchase the security to return it to the lender. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 5% of the value of its total assets. However, the Fund may make short sales “against the box” without being subject to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.
■	Standby Commitment Agreements — Standby commitment agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer.
■	Temporary Defensive Strategies — The Fund may, as a temporary defensive measure, and without limitation, hold assets in other types of securities, including non-convertible preferred stock and debt securities, U.S. Government and money market securities (including affiliated and unaffiliated money market funds), repurchase agreements or cash, in such proportions as the Manager may determine. Normally, a portion of the Fund’s assets would be held in these securities in anticipation of investment in equities or to meet redemptions. Short term investments and temporary defensive positions can be easily sold and have limited risk of loss but may limit the Fund’s ability to achieve its investment objective.
■	When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.
ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by a team of financial professionals led by John Coyle, CFA and Murali Balaraman, CFA. Mr. Coyle and Mr. Balaraman are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

Investment Risks

This section contains a discussion of the general risks of investing in the Fund. The “Investment Objectives and Policies” section in the Statement of Additional Information (“SAI”) also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Principal Risks of Investing in the Fund:

Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives may also expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

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Hedging Risk — When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.

Tax Risk — The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the IRS.

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives may become subject to margin requirements when regulations are finalized. Implementation of such regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of swaps and other derivatives may increase the costs to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund. If the rule goes into effect, it could limit the ability of the Fund to invest or remain invested in derivatives. In addition, other future regulatory developments may impact the Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund itself is regulated. BlackRock cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Risks Specific to Certain Derivatives Used by the Fund

Indexed Securities — Indexed securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

Futures — Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Options — An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

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Equity Securities Risk — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise

13

shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable for any losses incurred.

European Economic Risk — The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the Euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when the investment style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the Investment Company Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of instruments. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s investment in a small cap or emerging growth company may lose substantial value. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

The securities of small cap and emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap and emerging growth securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap and emerging growth securities requires a longer term view.

14

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Borrowing Risk — Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets may include those in countries considered emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

15

“New Issues” Risk — “New issues” are IPOs of equity securities. Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering. When an initial public offering is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.

Preferred Stock Risk — Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness and to changes in interest rates, and may decline in value if interest rates rise. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

REIT Investment Risk — In addition to the risks facing real estate-related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

Standby Commitment Agreements Risk — Standby commitment agreements involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$26.96	$27.48	$19.39	$17.16	$17.66
Net investment income[1]	0.07	0.10	0.09	0.09	0.07
Net realized and unrealized gain (loss)	(1.80)	1.35	8.13	2.23	(0.50)
Net increase (decrease) from investment operations	(1.73)	1.45	8.22	2.32	(0.43)
Distributions:[2]
From net investment income	(0.07)	(0.08)	(0.13)	(0.09)	(0.07)
From net realized gain	(1.92)	(1.89)	—	—	—
From return of capital	(0.00)[3]	—	—	—	—
Total distributions	(1.99)	(1.97)	(0.13)	(0.09)	(0.07)
Net asset value, end of year	$23.24	$26.96	$27.48	$19.39	$17.16
Total Return[4]
Based on net asset value	(6.61)%	5.22%	42.40%	13.54%	(2.43)%
Ratios to Average Net Assets
Total expenses	1.01%	1.02%	1.00%	0.95%	0.84%
Total expenses after fees waived and reimbursed	0.90%	0.90%	0.90%	0.87%	0.84%
Net investment income	0.26%	0.37%	0.37%	0.48%	0.37%
Supplemental Data
Net assets, end of year (000)	$220,681	$260,860	$279,345	$213,871	$216,551
Portfolio turnover rate	61%	57%	66%	47%	45%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.005) per share.
[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

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Financial Highlights (continued)

	Class II
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$26.91	$27.43	$19.35	$17.13	$17.62
Net investment income[1]	0.02	0.05	0.05	0.06	0.04
Net realized and unrealized gain (loss)	(1.77)	1.34	8.12	2.22	(0.49)
Net increase (decrease) from investment operations	(1.75)	1.39	8.17	2.28	(0.45)
Distributions:[2]
From net investment income	(0.03)	(0.02)	(0.09)	(0.06)	(0.04)
From net realized gain	(1.92)	(1.89)	—	—	—
From return of capital	(0.00)[3]	—	—	—	—
Total distributions	(1.95)	(1.91)	(0.09)	(0.06)	(0.04)
Net asset value, end of year	$23.21	$26.91	$27.43	$19.35	$17.13
Total Return[4]
Based on net asset value	(6.76)%	5.03%	42.25%	13.31%	(2.55)%
Ratios to Average Net Assets
Total expenses	1.18%	1.19%	1.14%	1.16%	0.99%
Total expenses after fees waived and reimbursed	1.07%	1.07%	1.04%	1.04%	0.99%
Net investment income	0.08%	0.20%	0.22%	0.31%	0.21%
Supplemental Data
Net assets, end of year (000)	$3,120	$3,764	$4,701	$3,968	$3,980
Portfolio turnover rate	61%	57%	66%	47%	45%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.005) per share.
[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

19

Financial Highlights (concluded)

	Class III
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$21.73	$22.50	$15.90	$14.09	$14.50
Net investment income[1]	0.01	0.04	0.02	0.04	0.02
Net realized and unrealized gain (loss)	(1.43)	1.11	6.67	1.83	(0.40)
Net increase (decrease) from investment operations	(1.42)	1.15	6.69	1.87	(0.38)
Distributions:[2]
From net investment income	(0.03)	(0.03)	(0.09)	(0.06)	(0.03)
From net realized gain	(1.92)	(1.89)	—	—	—
From return of capital	(0.00)[3]	—	—	—	—
Total distributions	(1.95)	(1.92)	(0.09)	(0.06)	(0.03)
Net asset value, end of year	$18.36	$21.73	$22.50	$15.90	$14.09
Total Return[4]
Based on net asset value	(6.78)%	5.07%	42.08%	13.28%	(2.61)%
Ratios to Average Net Assets
Total expenses	1.29%	1.25%	1.32%	1.21%	1.09%
Total expenses after fees waived and reimbursed	1.09%	1.09%	1.09%	1.08%	1.09%
Net investment income	0.06%	0.18%	0.13%	0.28%	0.11%
Supplemental Data
Net assets, end of year (000)	$6,152	$8,002	$8,764	$11,262	$10,571
Portfolio turnover rate	61%	57%	66%	47%	45%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.005) per share.
[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

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Other Important Information

Account Information

The Insurance Companies

Shares of the BlackRock Basic Value V.I. Fund, the BlackRock Capital Appreciation V.I. Fund, the BlackRock Equity Dividend V.I. Fund, the BlackRock Global Allocation V.I. Fund, the BlackRock Global Opportunities V.I. Fund, the BlackRock Government Money Market V.I. Fund, the BlackRock High Yield V.I. Fund, the BlackRock International V.I. Fund, the BlackRock iShares® Alternative Strategies V.I. Fund, the BlackRock iShares® Dynamic Allocation V.I. Fund, the BlackRock iShares® Dynamic Fixed Income V.I. Fund, the BlackRock iShares® Equity Appreciation V.I. Fund, the BlackRock Large Cap Core V.I. Fund, the BlackRock Large Cap Growth V.I. Fund, the BlackRock Large Cap Value V.I. Fund, the BlackRock Managed Volatility V.I. Fund, the BlackRock S&P 500 Index V.I. Fund, the BlackRock Total Return V.I. Fund, the BlackRock U.S. Government Bond V.I. Fund and the BlackRock Value Opportunities V.I. Fund (each a “Fund,” and collectively, the “Funds”) are sold to separate accounts of insurance companies (the “Insurance Companies”) either directly or indirectly (through other variable insurance funds) to fund certain variable life insurance contracts and/or variable annuities (the “Contracts”) issued by the Insurance Companies.

Shares of the Funds are owned by the Insurance Companies, not Contract owners. A Contract owner has no direct interest in the shares of a Fund, but only in the Contract. A Contract is described in the prospectus for that Contract. That prospectus describes the relationship between changes in the value of shares of a Fund, and the benefits provided under a Contract. The prospectus for a Contract also describes various fees payable to the Insurance Company and charges to the separate account made by the Insurance Company with respect to the Contract. While this prospectus and the Statement of Additional Information (the “SAI”) are intended for use by Contract owners, because shares of the Funds will be sold only to the Insurance Companies for the separate accounts, the terms “you,” “your,” “shareholder” and “shareholders” in this prospectus may refer to the Insurance Companies.

More than one Insurance Company may invest in each Fund. It is possible that a difference may arise among the interests of Insurance Companies that invest in a Fund or the holders of different types of Contracts — for example, if applicable state insurance law or Contract owner instructions prevent an Insurance Company from continuing to invest in a Fund following a change in the Fund’s investment policies, or if different tax laws apply to variable life insurance contracts and variable annuities. The Funds and the Insurance Companies will attempt to monitor events to prevent such differences from arising. If a conflict between Insurance Companies occurs, or between life insurance policies and annuity contracts, however, a Fund may be required to take actions that are adverse to the interests of a particular Insurance Company and its Contract owners, or to the interests of holders of a particular type of Contract.

If approved by the BlackRock Variable Series Funds, Inc.’s (the “Company”) Board of Directors, BlackRock, on behalf of the Funds, may enter into agreements with a Service Organization, as defined below, pursuant to which a Fund will pay a Service Organization for administrative, networking, recordkeeping, subtransfer agency and shareholder services. These payments are based on a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization. The aggregate amount of these payments may be substantial.

BlackRock, BlackRock Investments, LLC (the “Distributor”) and its affiliates may make payments relating to distribution and sales support activities to Insurance Companies and other financial intermediaries (“Service Organizations”) out of their past profits or other sources available to them (and not as an additional charge to the Funds). From time to time, BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Funds. These payments would be in addition to the Fund payments described above, if approved by the Board, and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Funds to you. Please contact your Service Organization for details about payments it may receive from the Funds or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

I-2

How to Buy and Sell Shares

The Company is offering through this prospectus Class I Shares in each of its Funds to the Insurance Companies. The price of shares purchased by the Insurance Companies is based on the next calculation of the per share net asset value of a Fund after an order is placed. The Company may reject any order to buy shares and may suspend the sale of shares at any time. The Company will redeem all full and fractional shares of the Funds for cash. The price of redeemed shares is based on the next calculation of net asset value after a redemption order is placed. The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending in part on the net asset value of such shares at such time.

Short-Term Trading Policy

Each Fund other than BlackRock Government Money Market V.I. Fund

The Company’s Board of Directors (the “Board”) has determined that the interests of long-term shareholders and a Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Fund and its returns to shareholders. For example, large flows of cash into and out of a Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve a Fund’s investment objective. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a Fund’s performance.

A fund’s investment in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of such fund’s portfolio securities and the determination of the fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (“junk bonds”) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. Each Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Management of the Funds — Valuation of Fund Investments” below.

The Funds discourage market timing and seek to prevent frequent purchases and sales or exchanges of Fund shares that they determine may be detrimental to a Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to a Fund or its shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and such Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with a Fund, such Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide a Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by a Fund. While the Funds monitor for market timing activity, the Funds may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Funds. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Funds’ shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by a Fund to be

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engaged in market timing or other improper trading activity, the Fund’s Distributor may terminate such financial intermediary’s agreement with the Distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Funds may from time to time use other methods that they believe are appropriate to deter market timing or other trading activity that may be detrimental to the Funds or long-term shareholders.

BlackRock Government Money Market V.I. Fund

Market timing is an investment technique involving frequent short-term trading of mutual fund shares designed to exploit market movements or inefficiencies in the way a mutual fund prices its shares. The Board has evaluated the risks of market timing activities by the BlackRock Government Money Market V.I. Fund’s shareholders and has determined that due to (i) the Fund’s policy of seeking to maintain the Fund’s net asset value per share at $1.00 each day, (ii) the nature of the Fund’s portfolio holdings, and (iii) the nature of the Fund’s shareholders, it is unlikely that (a) market timing would be attempted by the Fund’s shareholders or (b) any attempts to market time the Fund by shareholders would result in a negative impact to the Fund or its shareholders. As a result, the Board has not adopted policies and procedures to deter short-term trading in the Fund. There can be no assurances, however, that the Fund may not, on occasion, serve as a temporary or short-term investment vehicle for those who seek to market time funds offered by other investment companies.

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Management of the Funds

BlackRock

BlackRock, each Fund’s investment adviser, manages each Fund’s investments and its business operations subject to the oversight of the Board of each of the Funds. While BlackRock is ultimately responsible for the management of the Funds, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly-owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock International Limited (“BIL”), BlackRock (Singapore) Limited (“BRS”) and BlackRock Asset Management North Asia Limited (“BNA”) are registered investment advisers organized in 1995, 2000 and 1998, respectively. BlackRock and its affiliates had approximately $4.737 trillion in investment company and other portfolio assets under management as of March 31, 2016.

Each Fund has entered into a management agreement (the “Management Agreement”) with BlackRock. Under the Management Agreement, BlackRock receives for its services to each Fund a fee at an annual rate described below. The fee is computed daily on a Fund-by-Fund basis and payable monthly.

BlackRock Basic Value V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.60%
In excess of $1 billion but not more than $3 billion	0.56%
In excess of $3 billion but not more than $5 billion	0.54%
In excess of $5 billion but not more than $10 billion	0.52%
In excess of $10 billion	0.51%

BlackRock Capital Appreciation V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.65%
In excess of $1 billion but not more than $3 billion	0.61%
In excess of $3 billion but not more than $5 billion	0.59%
In excess of $5 billion but not more than $10 billion	0.57%
In excess of $10 billion	0.55%

BlackRock Equity Dividend V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.60%
In excess of $1 billion but not more than $3 billion	0.56%
In excess of $3 billion but not more than $5 billion	0.54%
In excess of $5 billion but not more than $10 billion	0.52%
In excess of $10 billion	0.51%

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BlackRock Global Allocation V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $6 billion	0.65%
In excess of $6 billion but not more than $8 billion	0.61%
In excess of $8 billion but not more than $10 billion	0.59%
In excess of $10 billion but not more than $15 billion	0.57%
In excess of $15 billion	0.55%

BlackRock Global Opportunities V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.75%
In excess of $1 billion but not more than $3 billion	0.71%
In excess of $3 billion but not more than $5 billion	0.68%
In excess of $5 billion but not more than $10 billion	0.65%
In excess of $10 billion	0.64%

BlackRock Government Money Market V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.500%
In excess of $1 billion but not more than $2 billion	0.450%
In excess of $2 billion but not more than $3 billion	0.400%
In excess of $3 billion but not more than $4 billion	0.375%
In excess of $4 billion but not more than $7 billion	0.350%
In excess of $7 billion but not more than $10 billion	0.325%
In excess of $10 billion but not more than $15 billion	0.300%
In excess of $15 billion	0.290%

For BlackRock Government Money Market V.I. Fund, BlackRock has voluntarily agreed to waive a portion of its fees and/or reimburse operating expenses to enable the Fund to maintain a minimum daily net investment income dividend. BlackRock may discontinue this waiver and/or reimbursement at any time without notice.

BlackRock International V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.75%
In excess of $1 billion but not more than $3 billion	0.71%
In excess of $3 billion but not more than $5 billion	0.68%
In excess of $5 billion but not more than $10 billion	0.65%
In excess of $10 billion	0.64%

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BlackRock iShares® Alternative Strategies V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.250%
In excess of $1 billion but not more than $3 billion	0.240%
In excess of $3 billion but not more than $5 billion	0.225%
In excess of $5 billion but not more than $10 billion	0.220%
In excess of $10 billion	0.210%

BlackRock iShares® Dynamic Allocation V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.150%
In excess of $1 billion but not more than $3 billion	0.140%
In excess of $3 billion but not more than $5 billion	0.135%
In excess of $5 billion	0.130%

BlackRock iShares® Dynamic Fixed Income V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.150%
In excess of $1 billion but not more than $3 billion	0.140%
In excess of $3 billion but not more than $5 billion	0.135%
In excess of $5 billion	0.130%

BlackRock iShares® Equity Appreciation V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.150%
In excess of $1 billion but not more than $3 billion	0.140%
In excess of $3 billion but not more than $5 billion	0.135%
In excess of $5 billion	0.130%

BlackRock Large Cap Core V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $250 million	0.500%
In excess of $250 million but not more than $300 million	0.450%
In excess of $300 million but not more than $400 million	0.425%
In excess of $400 million	0.400%

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BlackRock Large Cap Growth V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.65%
In excess of $1 billion but not more than $3 billion	0.61%
In excess of $3 billion but not more than $5 billion	0.59%
In excess of $5 billion but not more than $10 billion	0.57%
In excess of $10 billion	0.55%

BlackRock Large Cap Value V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.75%
In excess of $1 billion but not more than $3 billion	0.71%
In excess of $3 billion but not more than $5 billion	0.68%
In excess of $5 billion but not more than $10 billion	0.65%
In excess of $10 billion	0.64%

For BlackRock Large Cap Value V.I. Fund, BlackRock has agreed to voluntarily waive 0.10% of its management fee payable by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice.

BlackRock Managed Volatility V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.55%
In excess of $1 billion but not more than $3 billion	0.52%
In excess of $3 billion but not more than $5 billion	0.50%
In excess of $5 billion but not more than $10 billion	0.48%
In excess of $10 billion	0.47%

BlackRock S&P 500 Index V.I. Fund

Rate of Management Fee
0.300%

For BlackRock S&P 500 Index V.I. Fund, BlackRock has contractually agreed to waive 0.10% of its management fee through April 30, 2017. The contractual agreement may be terminated upon 90 days notice by a majority of the non-interested directors of the Fund or by a vote of the outstanding voting securities of the Fund.

BlackRock U.S. Government Bond V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.50%
In excess of $1 billion but not more than $3 billion	0.47%
In excess of $3 billion but not more than $5 billion	0.45%
In excess of $5 billion but not more than $10 billion	0.44%
In excess of $10 billion	0.43%

For BlackRock U.S. Government Bond V.I. Fund, BlackRock has agreed to voluntarily waive 0.03% of its management fee payable by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice.

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BlackRock Value Opportunities V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.75%
In excess of $1 billion but not more than $3 billion	0.71%
In excess of $3 billion but not more than $5 billion	0.68%
In excess of $5 billion but not more than $10 billion	0.65%
In excess of $10 billion	0.64%

BlackRock High Yield V.I. Fund and BlackRock Total Return V.I. Fund

	Rate of Management Fee
Portion of Aggregate Average Daily Value of Net Assets of both Funds:	BlackRock High Yield V.I. Fund	BlackRock Total Return V.I. Fund
Not exceeding $250 million	0.55%	0.50%
In excess of $250 million but not more than $500 million	0.50%	0.45%
In excess of $500 million but not more than $750 million	0.45%	0.40%
In excess of $750 million	0.40%	0.35%

The fee rates for the High Yield V.I. Fund and the Total Return V.I. Fund are applied to the average daily net assets of each Fund, with the reduced rates shown below applicable to portions of the assets of each Fund to the extent that the aggregate average daily net assets of the High Yield V.I. Fund and Total Return V.I. Fund combined exceed $250 million, $500 million and $750 million (each such amount being a “breakpoint level”). The portion of the assets of a Fund to which the rate at each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average daily net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate.

BlackRock has agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of a Fund’s business, if any) of each share class of certain Funds at the levels shown below and in a Fund’s fees and expenses table in the Fund Overview section of this prospectus. Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this prospectus as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.” To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.

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With respect to Class I shares of each Fund, as set forth in the table below, BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements. With respect to Class I shares of certain Funds, BlackRock has contractually agreed to reimburse fees in order to limit operational and recordkeeping fees to the amounts noted in the table below.

	Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)	Contractual Caps[1] on fees paid by Fund for Operational and Recordkeeping Services
Basic Value V.I. Fund	1.25%	0.06%
Capital Appreciation V.I. Fund	1.25%	0.07%
Equity Dividend V.I. Fund	1.25%	0.00%
Global Allocation V.I. Fund	1.25%	0.07%
Global Opportunities V.I. Fund	0.97%	0.00%
Government Money Market V.I. Fund	0.30%	—
High Yield V.I. Fund	1.25%	0.06%
International V.I. Fund	1.25%	0.08%
iShares® Alternative Strategies V.I. Fund	0.65%	—
iShares® Dynamic Allocation V.I. Fund	0.53%	—
iShares® Dynamic Fixed Income V.I. Fund	0.50%	—
iShares® Equity Appreciation V.I. Fund	0.45%	—
Large Cap Core V.I. Fund	1.25%	0.05%
Large Cap Growth V.I. Fund	1.25%	0.07%
Large Cap Value V.I. Fund	1.25%	0.00%
Managed Volatility V.I. Fund	1.00%	0.00%
S&P 500 Index V.I. Fund	1.25%	0.00%
Total Return V.I. Fund	1.25%	0.00%
U.S. Government Bond V.I. Fund	1.25%	0.00%
Value Opportunities V.I. Fund	1.25%	0.07%

[1]	The contractual caps for each Fund except the Government Money Market V.I. Fund are in effect through April 30, 2017. The contractual cap for the Government Money Market V.I. Fund is in effect through April 30, 2018. The contractual agreement may be terminated, with respect to each Fund, upon 90 days notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
[2]	As a percentage of average daily net assets and based on current fees.

With respect to the contractual agreements described above for the iShares® Alternative Strategies V.I. Fund, the iShares® Dynamic Allocation V.I. Fund, the iShares® Dynamic Fixed Income V.I. Fund and the iShares® Equity Appreciation V.I. Fund, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from BlackRock, are less than the expense limit for that share class, the share class is required to repay BlackRock up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (i) the Fund has more than $50 million in assets and (ii) BlackRock or an affiliate serves as the Fund’s manager or administrator.

With respect to each Fund, BlackRock has voluntarily agreed to waive its management fees by the amount of advisory fees the Fund pays to BlackRock indirectly through its investment in affiliated money market funds.

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For the fiscal year ended December 31, 2015, the aggregate management fees, net of any applicable waivers, paid by each Fund to BlackRock as a percentage of each Fund’s average daily net assets were:

Fund Name	Management Fee
Basic Value V.I. Fund	0.60%
Capital Appreciation V.I. Fund	0.65%
Equity Dividend V.I. Fund	0.60%
Global Allocation V.I. Fund	0.62%
Global Opportunities V.I. Fund	0.63%
Government Money Market V.I. Fund	0.10%
High Yield V.I. Fund	0.53%
International V.I. Fund	0.75%
iShares® Alternative Strategies V.I. Fund	0.00%
iShares® Dynamic Allocation V.I. Fund	0.00%
iShares® Dynamic Fixed Income V.I. Fund	0.00%
iShares® Equity Appreciation V.I. Fund	0.00%
Large Cap Core V.I. Fund	0.46%
Large Cap Growth V.I. Fund	0.65%
Large Cap Value V.I. Fund	0.65%
Managed Volatility V.I. Fund	0.28%
S&P 500 Index V.I. Fund	0.20%
Total Return V.I. Fund	0.48%
U.S. Government Bond V.I. Fund	0.47%
Value Opportunities V.I. Fund	0.75%

BlackRock has entered into a sub-advisory agreement with BIL, an affiliate of BlackRock. Under the sub-advisory agreement, BlackRock pays BIL a monthly fee for services it provides at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement. BIL is responsible for the day-to-day management of the International V.I. Fund and a portion of the Managed Volatility V.I. Fund.

BlackRock has entered into a sub-advisory agreement with BNA, an affiliate of BlackRock. Under the sub-advisory agreement, BlackRock pays BNA a monthly fee for services it provides at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement. BNA is responsible for the day-to-day management of a portion of the Managed Volatility V.I. Fund. Effective March 21, 2014, BNA replaced BlackRock (Hong Kong) Limited as a sub-adviser of the Fund. Prior to March 21, 2014, BlackRock (Hong Kong) Limited was a sub-adviser to the Managed Volatility V.I. Fund and received for its services a fee from BlackRock equal to a percentage of the management fee paid to BlackRock under the Management Agreement.

BlackRock has entered into a sub-advisory agreement with BRS, an affiliate of BlackRock. Under the sub-advisory agreement, BlackRock pays BRS a monthly fee for services it provides at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement. BRS is responsible for the day-to-day management of a portion of the Managed Volatility V.I. Fund.

A discussion of the basis for the Board’s approval of the Management Agreement with BlackRock and each sub-advisory agreement between BlackRock and each sub-adviser is included in each Fund’s semi-annual shareholder report for the fiscal period ended June 30, 2015.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of a Fund.

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Legal Proceedings. On May 27, 2014, certain purported investors in the BlackRock Global Allocation Fund, Inc. (“Global Allocation”) and the BlackRock Equity Dividend Fund (“Equity Dividend”) filed a consolidated complaint (the “Consolidated Complaint”) in the United States District Court for the District of New Jersey against BlackRock, BlackRock Investment Management, LLC and BlackRock International Limited (collectively, the “Defendants”) under the caption In re BlackRock Mutual Funds Advisory Fee Litigation. The Consolidated Complaint, which purports to be brought derivatively on behalf of Global Allocation and Equity Dividend, alleges that the Defendants violated Section 36(b) of the Investment Company Act by receiving allegedly excessive investment advisory fees from Global Allocation and Equity Dividend. The Consolidated Complaint seeks, among other things, to recover on behalf of Global Allocation and Equity Dividend all allegedly excessive advisory fees from one year prior to the filing of the lawsuit and purported lost investment returns on those amounts, plus interest. The Defendants believe the claims in the Consolidated Complaint are without merit and intend to vigorously defend the action.

Portfolio Manager Information

Information regarding the portfolio managers of each Fund (other than BlackRock Government Money Market V.I. Fund) is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Funds’ SAI.

BlackRock Basic Value V.I. Fund

The Fund is managed by Bartlett Geer, CFA and Carrie King, who are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Bartlett Geer, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012
Managing Director of BlackRock, Inc. since 2012; Managing Director and Portfolio Manager of the Putnam Equity Income Fund and US Large Cap Value institutional equity portfolios at Putnam Investments from 2000 to 2012.

Carrie King	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2007 to 2010; Vice President of BlackRock, Inc. in 2006.

BlackRock Capital Appreciation V.I. Fund

The Fund is managed by Lawrence Kemp, who is primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Lawrence Kemp	Primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2013	Managing Director of BlackRock, Inc. since 2012; Prior to joining BlackRock, Inc., Mr. Kemp was a Managing Director at UBS Global Asset Management.

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BlackRock Equity Dividend V.I. Fund

The Fund is managed by Robert M. Shearer, CFA, Tony DeSpirito, and David J. Cassese, CFA, who are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Robert M. Shearer, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2010	Managing Director of BlackRock, Inc. since 2006.
Tony DeSpirito	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2014	Managing Director of BlackRock, Inc. since 2014; Managing Principal, Portfolio Manager and Member of the Executive Committee of Pzena Investment Management from 2009 to 2014.
David J. Cassese, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2011	Director of BlackRock, Inc. since 2011; Senior Vice President of Oppenheimer Capital from 2008 to 2011; Vice President of Oppenheimer Capital from 2005 to 2008.

BlackRock Global Allocation V.I. Fund

The Fund is managed by Dennis Stattman, CFA, Dan Chamby, CFA and Aldo Roldan, PhD, who are jointly and primarily responsible for the management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Dennis Stattman, CFA	Jointly and primarily responsible for the management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2001	Managing Director of BlackRock, Inc. since 2006 and Head of BlackRock’s Global Allocation team.
Dan Chamby, CFA	Jointly and primarily responsible for the management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2003	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006.
Aldo Roldan, PhD	Jointly and primarily responsible for the management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2006	Managing Director of BlackRock, Inc. since 2008; Director of BlackRock, Inc. from 2006 to 2007.

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BlackRock Global Opportunities V.I. Fund

The Fund is managed by Thomas Callan, CFA, Ian Jamieson, CFA, and Simon McGeough, who are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Thomas Callan, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2008	Managing Director of BlackRock, Inc. since 1998; Head of BlackRock’s Global Opportunities equity team.
Ian Jamieson, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2011	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2007 to 2011; Vice President of BlackRock, Inc. from 2004 to 2006.
Simon McGeough	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2015	Director of BlackRock, Inc. since 2011; Member of BlackRock’s European equity team from 2007 to 2010.

BlackRock High Yield V.I. Fund

The Fund is managed by James Keenan, CFA, Mitchell Garfin, CFA, David Delbos and Derek Schoenhofen, who are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
James Keenan, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2007	Managing Director of BlackRock, Inc. since 2008 and Head of the Leveraged Finance Portfolio team; Director of BlackRock, Inc. from 2006 to 2007.
Mitchell Garfin, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Managing Director of BlackRock, Inc. since 2009; Director of BlackRock, Inc. from 2005 to 2008.
David Delbos	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2014	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2007 to 2011; Vice President of BlackRock, Inc. from 2005 to 2006.
Derek Schoenhofen	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Director of BlackRock, Inc. since 2006; Vice President of BlackRock, Inc. from 2000 to 2005.

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BlackRock International V.I. Fund

The Fund is managed by James Bristow, CFA and Gareth Williams, who are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
James Bristow, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2011	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009.
Gareth Williams, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2011	Director of BlackRock, Inc. since 2013; Vice President of BlackRock, Inc. from 2010 to 2012; Associate of BlackRock, Inc. from 2008 to 2009; Analyst with BlackRock, Inc. from 2006 to 2007.

BlackRock iShares® Alternative Strategies V.I. Fund, BlackRock iShares® Dynamic Allocation V.I. Fund, BlackRock iShares® Dynamic Fixed Income V.I. Fund and BlackRock iShares® Equity Appreciation V.I. Fund

Each Fund is managed by Amy Whitelaw, Vishal Karir, CFA, and Michael Gates, CFA who are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Amy Whitelaw	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2014	Managing Director of BlackRock, Inc. since 2013; Director of BlackRock, Inc. from 2009 to 2012; Principal of Barclays Global Investors (“BGI”) from 2000 to 2009.
Vishal Karir, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2016	Director of BlackRock, Inc. since 2016; Vice President of BlackRock, Inc. from 2010 to 2015.
Michael Gates, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2016	Director of BlackRock, Inc. since 2009.

BlackRock Large Cap Core V.I. Fund, BlackRock Large Cap Growth V.I. Fund and BlackRock Large Cap Value V.I. Fund

Each Fund is managed by Peter Stournaras, CFA, who is primarily responsible for the day-to-day management of each Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Peter Stournaras, CFA	Primarily responsible for the day-to-day management of each Fund’s portfolio, including setting each Fund’s overall investment strategy and overseeing the management of the Funds.	2010
Managing Director of BlackRock, Inc. since 2010; Director at Northern Trust Company from 2006 to 2010; Portfolio Manager at Smith Barney/Legg Mason from 2005 to 2006; Director at Citigroup Asset Management from 1998 to 2005.

I-15

BlackRock Managed Volatility V.I. Fund

The Fund is managed by Philip Green and Justin Christofel, CFA, who are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Philip Green	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2008	Managing Director of BlackRock, Inc. since 2006.
Justin Christofel, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2013	Director of BlackRock, Inc. since 2013; Vice President of BlackRock, Inc. from 2010 to 2013; Associate of BlackRock, Inc. from 2008 to 2010; Analyst of BlackRock, Inc. from 2007 to 2008.

BlackRock S&P 500 Index V.I. Fund

The Fund is managed by Greg Savage, CFA, Alan Mason, Jennifer Hsui, CFA, Creighton Jue, CFA and Rachel Aguirre, who are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Greg Savage, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2011	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. in 2009; Principal of BGI from 2007 to 2009; Associate of BGI from 1999 to 2007.
Alan Mason	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2014	Managing Director of BlackRock, Inc. since 2009; Managing Director of BGI from 2008 to 2009; Principal of BGI from 1996 to 2009.
Jennifer Hsui, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2016	Managing Director of BlackRock, Inc. since 2011; Director of BlackRock, Inc. from 2009 to 2011; Principal of BGI from 2006 to 2009.
Creighton Jue, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2016	Managing Director of BlackRock, Inc. since 2011; Director of BlackRock, Inc. from 2009 to 2011; Principal of BGI from 2000 to 2009.
Rachel Aguirre	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2016	Director of BlackRock, Inc. since 2012; Vice President of BlackRock, Inc. from 2009 to 2011; Principal and Portfolio Manager of BGI from 2005 to 2009.

I-16

BlackRock Total Return V.I. Fund

The Fund is managed by Rick Rieder and Bob Miller, who are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Rick Rieder	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2010
Chief Investment Officer of Fixed Income, Fundamental Portfolios of BlackRock, Inc., and Head of its Global Credit Business and Credit Strategies, Multi-Sector and Mortgage Groups since 2010; Managing Director of BlackRock, Inc. since 2009; President and Chief Executive Officer of R3 Capital Partners from 2008 to 2009; Managing Director of Lehman Brothers from 1994 to 2008.

Bob Miller	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2011	Managing Director of BlackRock, Inc. since 2011; Co-Founder and Partner of Round Table Investment Management Company from 2007 to 2009; Managing Director of Bank of America from 1999 to 2007.

BlackRock U.S. Government Bond V.I. Fund

The Fund is managed by Bob Miller and Matthew Kraeger, who are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Bob Miller	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Managing Director of BlackRock, Inc. since 2011; Co-Founder and Partner of Round Table Investment Management Company from 2007 to 2009; Managing Director of Bank of America from 1999 to 2007.
Matthew Kraeger	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Director of BlackRock, Inc. since 2009; Vice President of BlackRock, Inc. from 2006 to 2008.

BlackRock Value Opportunities V.I. Fund

The Fund is managed by John Coyle, CFA and Murali Balaraman, CFA, who are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
John Coyle, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Managing Director of BlackRock, Inc. since 2009; Director of BlackRock, Inc. from 2006 to 2008; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) in 2006.
Murali Balaraman, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Managing Director of BlackRock, Inc. since 2009; Director of BlackRock, Inc. from 2006 to 2008; Director of MLIM in 2006.

I-17

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders.

BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow investment programs similar to that of the Funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of a Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which a Fund directly and indirectly invests. Thus, it is likely that a Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of a Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as a Fund. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by a Fund and may result in an Affiliate having positions that are adverse to those of a Fund. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with a Fund. As a result, an Affiliate may compete with a Fund for appropriate investment opportunities. The results of a Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that a Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

In addition, a Fund may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact a Fund. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund. A Fund’s activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions.

In addition, a Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. A Fund also may invest in securities of companies for which an Affiliate provides or may someday provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend a Fund or who engage in transactions with or for a Fund, and may receive compensation for such services. A Fund may also make brokerage and other payments to Affiliates in connection with a Fund’s portfolio investment transactions.

Under a securities lending program approved by the Board, the Funds have retained an Affiliate of BlackRock to serve as the securities lending agent for the Funds to the extent that the Funds participate in the securities lending program. For these services, the lending agent will receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Funds may lend their portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

I-18

Valuation of Fund Investments

Each Fund other than Government Money Market V.I. Fund

When an Insurance Company purchases shares, the Insurance Company pays the net asset value. This is the offering price. Shares are also redeemed at their net asset value. Each Fund calculates its net asset value of each class of its shares each day the New York Stock Exchange (“NYSE”) is open, generally as of the close of regular trading hours on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. (Eastern time). The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is received. Each business day, the Funds’ net asset values are transmitted electronically to the Insurance Companies that use the Funds as underlying investment options for Contracts.

Equity securities and other instruments for which market quotations are readily available are valued at market value, which is generally determined using the last reported closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. The Funds value fixed-income portfolio securities and non-exchange traded derivatives using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Funds’ approved independent third-party pricing services, each in accordance with valuation procedures approved by the Board. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Short-term debt securities with remaining maturities of 60 days or less may be valued on the basis of amortized cost.

Foreign currency exchange rates are generally determined as of the close of business on the NYSE. Foreign securities owned by the Funds may trade on weekends or other days when a Fund does not price its shares. As a result, the Funds’ net asset value may change on days when you will not be able to purchase or redeem a Fund’s shares. Generally, trading in foreign securities, U.S. Government securities, money market instruments and certain fixed- income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, a Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset or other liability is thinly traded (e.g., municipal securities, certain small cap and emerging growth companies and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund’s assets or liabilities, that it is likely that the event will cause a material change to the last closing market price of one or more assets or liabilities held by the Fund. For instance, significant events may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. If such event occurs, those instruments may be fair valued. Similarly, foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of a Fund’s pricing time.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.

A Fund may accept orders from certain authorized financial intermediaries or their designees. A Fund will be deemed to receive an order when accepted by the financial intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

I-19

Government Money Market V.I. Fund

When an Insurance Company purchases shares, the Insurance Company pays the net asset value (normally $1.00 per share). This is the offering price. Shares are also redeemed at their net asset value.

The Fund calculates the net asset value (generally by using market quotations) each day the NYSE is open, as of the close of business on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order becomes effective. Share purchase orders are effective on the date Federal Funds become available to the Fund.

The amortized cost method is used in calculating net asset value, meaning that the calculation is based on a valuation of the assets held by the Fund at cost, with an adjustment for any discount or premium on a security at the time of purchase.

Foreign currency exchange rates are generally determined as of the close of business on the NYSE. Foreign securities owned by the Funds may trade on weekends or other days when a Fund does not price its shares. As a result, the Funds’ net asset value may change on days when you will not be able to purchase or redeem a Fund’s shares. Generally, trading in foreign securities, U.S. Government securities and money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee, and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Dividends and Taxes

The Government Money Market V.I., High Yield V.I., Total Return V.I. and U.S. Government Bond V.I. Funds declare dividends daily and reinvest dividends monthly in additional full and fractional shares of the respective Fund. The Basic Value V.I., Capital Appreciation V.I., Equity Dividend V.I., Global Opportunities V.I., Global Allocation V.I., iShares® Alternative Strategies V.I., iShares® Dynamic Allocation V.I., iShares® Dynamic Fixed Income V.I., iShares® Equity Appreciation V.I., S&P 500 Index V.I., International V.I., Large Cap Core V.I., Large Cap Growth V.I., Large Cap Value V.I., Managed Volatility V.I., and Value Opportunities V.I. Funds declare dividends and reinvest dividends at least annually in additional shares of the respective Funds.

Each Fund has elected to be treated, and intends to qualify each year, as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify to be taxed as a regulated investment company, each Fund must meet certain income and asset diversification tests and distribution requirements. As regulated investment companies, the Funds will not be subject to Federal income tax on their net investment income and net capital gains that they distribute to their shareholders.

Short-term capital gain earned by an Underlying Fund will be ordinary income when distributed to the Fund and will not be offset by the Fund’s capital losses. Upon the sale or other disposition by the Fund of shares of the Underlying Fund, the Fund will realize a capital gain or loss which will be long-term or short-term, generally depending on the Fund’s holding period for the shares. Losses realized upon such redemptions may result in a substantial number of “wash sales” and deferral, perhaps indefinitely, of realized losses to the Fund.

An Underlying Fund, if invested in non-U.S. securities, may be subject to non-U.S. income taxes and non-U.S. financial transactions taxes. Each Underlying Fund that is permitted to do so may elect to “pass through” to its investors, including the Fund, the amount of non-U.S. income taxes paid by the Underlying Fund. The Fund itself will be eligible to elect to “pass through” such amounts to its stockholders and may do so, depending upon circumstances.

In addition, each Fund intends to meet certain diversification and investor control requirements applicable to regulated investment companies underlying variable insurance products. The requirements generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of a Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but in the case of Government securities, each Government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be satisfied under certain circumstances.

I-20

If a Fund should fail to comply with the diversification or investor control requirements or were to otherwise fail to qualify for the special tax treatment afforded regulated investment companies under the Code, Contracts invested in the Fund would not be treated as annuity, endowment, or life insurance contracts for Federal tax purposes, and income and gain earned inside the Contracts in current and prior years would be taxed currently to the Contract holders and would remain taxable in future years as well, even if the Fund were to become adequately diversified.

All Funds (except iShares® Alternative Strategies V.I. Fund, iShares® Dynamic Allocation V.I. Fund, iShares® Dynamic Fixed Income V.I. Fund and iShares® Equity Appreciation V.I. Fund)

Dividends paid by the Company may be included in an Insurance Company’s gross income. The tax treatment of these dividends depends on the Insurance Company’s tax status. A description of an Insurance Company’s tax status is contained in the prospectus for the Contract.

A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, taxable dividends, taxable annuity payments and net gain from investments) of certain individuals, trusts and estates.

A 30% withholding tax is currently imposed on dividends, interest, annuity payments, and other income items, and will be imposed on redemption proceeds paid after December 31, 2018, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and adopting legislation are enacted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply.

I-21

General Information

Shareholder Documents

Please contact your Insurance Company for a copy of the Funds’ annual and semi-annual reports.

Certain Fund Policies

Anti-Money Laundering Requirements

The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Funds are required to obtain sufficient information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals. Such information may be verified using third-party sources. This information will be used only for compliance with the Patriot Act or other applicable laws, regulations and rules in connection with money laundering, terrorism or economic sanctions.

The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Funds to verify their identity. The Funds also reserve the right to redeem any amounts in the Funds from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about the Funds, including how the Funds invest, please see the SAI.

For a discussion of the Funds’ policies and procedures regarding the selective disclosure of their portfolio holdings, please see the SAI.

I-22

Glossary

This glossary contains an explanation of some of the common terms used in this prospectus. For additional information about the Funds, please see the SAI.

60% MSCI All Country World Index/40% Barclays U.S. Aggregate Bond Index — a customized weighted index comprised of 60% MSCI All Country World Index and 40% Barclays U.S. Aggregate Bond Index.

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Barclays U.S. Aggregate Bond Index — a widely recognized unmanaged market-weighted index comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Barclays U.S. Corporate High Yield 2% Issuer Capped Index — an unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Barclays U.S. Government/Mortgage Index — an index that measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae and Freddie Mac.

Barclays U.S. Mortgage-Backed Securities Index — an unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index — an unmanaged index that tracks 3-month U.S. Treasury securities.

BofA Merrill Lynch Current 5-Year U.S. Treasury Index — an unmanaged index designed to track the total return of the current coupon five-year U.S. Treasury bond.

Citigroup Non-U.S. Dollar World Government Bond Index — an unmanaged, market capitalization-weighted index that tracks 22 government bond indexes, excluding the United States.

Citigroup World Government Bond Index (hedged into USD) — a market capitalization weighted bond index consisting of government bond markets of 23 countries, including the United States.

Contract — the Funds offer their shares only to participating insurance companies. These insurance companies write variable annuity and/or variable life insurance contracts that allow the contract owner to choose a Fund as an investment option. The contract owner does not become a Fund shareholder.

Distribution Fees — fees used to support a Fund’s marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.

FTSE World Index — an unmanaged capitalization-weighted index comprised of 2,538 equities from 35 countries in 4 regions, including the United States.

FTSE World (ex U.S.) Index — an unmanaged capitalization-weighted index comprised of 1,892 equities from 34 countries, excluding the United States.

Management Fee — a fee paid to BlackRock for managing a Fund.

MSCI All Country World Index — a free float-adjusted market capitalization weighted index, that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

MSCI All Country World Index Ex-U.S. — A free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

Other Expenses — include accounting, transfer agency, custody, professional fees and registration fees.

I-23

Reference Benchmark — an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index; 24% FTSE World (ex U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index.

Russell 1000® Index — an index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Russell 1000® Growth Index — an unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index — an unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Russell 2000® Index — an unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

S&P 500 Index — an unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

S&P SmallCap 600 Value Index — an unmanaged index that is a subset of the S&P 600 Index and consists of those stocks in the S&P 600 Index exhibiting the strongest value characteristics.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.

I-24

For More Information

Funds and Service Providers

THE FUNDS

BlackRock Variable Series Funds, Inc.
100 Bellevue Parkway
Wilmington, Delaware 19809

Written Correspondence:
P.O. Box 9819
Providence, Rhode Island 02940-8019

Overnight Mail:
4400 Computer Drive
Westborough, Massachusetts 01588

(800) 441-7762

MANAGER

BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

SUB-ADVISERS

BlackRock International Limited
Exchange Place One
1 Semple Street
Edinburgh, EH3 8BL, United Kingdom

BlackRock Asset Management North Asia Limited
16/F, 2 Queen’s Road
Cheung Kong Center
Hong Kong

BlackRock (Singapore) Limited
20 Anson Road #18-01
079912 Singapore

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Deloitte & Touche LLP
1700 Market Street
Philadelphia, Pennsylvania 19103

ACCOUNTING SERVICES PROVIDER

BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

DISTRIBUTOR

BlackRock Investments, LLC
40 East 52nd Street
New York, New York 10022

CUSTODIANS

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Brown Brothers Harriman & Co.1
40 Water Street
Boston, Massachusetts 02109

COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019-6099

[1]	For BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund, and BlackRock Large Cap Growth V.I. Fund.

Other Important Information

Account Information

The Insurance Companies

Shares of the BlackRock Basic Value V.I. Fund, the BlackRock Global Allocation V.I. Fund, the BlackRock Large Cap Core V.I. Fund, the BlackRock Large Cap Value V.I. Fund, the BlackRock S&P 500 Index V.I. Fund and the BlackRock Value Opportunities V.I. Fund (each a “Fund” and collectively the “Funds”) are sold to separate accounts of insurance companies (the “Insurance Companies”) either directly or indirectly (through other variable insurance funds) to fund certain variable life insurance contracts and/or variable annuities (the “Contracts”) issued by the Insurance Companies.

Shares of the Funds are owned by the Insurance Companies, not Contract owners. A Contract owner has no direct interest in the shares of a Fund, but only in the Contract. A Contract is described in the prospectus for that Contract. That prospectus describes the relationship between changes in the value of shares of a Fund, and the benefits provided under a Contract. The prospectus for a Contract also describes various fees payable to the Insurance Company and charges to the separate account made by the Insurance Company with respect to the Contract. While this prospectus and the Statement of Additional Information (the “SAI”) are intended for use by Contract owners, because shares of the Funds will be sold only to the Insurance Companies for the separate accounts, the terms “you,” “your,” “shareholder” and “shareholders” in this prospectus may refer to the Insurance Companies.

More than one Insurance Company may invest in each Fund. It is possible that a difference may arise among the interests of Insurance Companies that invest in a Fund or the holders of different types of Contracts — for example, if applicable state insurance law or Contract owner instructions prevent an Insurance Company from continuing to invest in a Fund following a change in the Fund’s investment policies, or if different tax laws apply to variable life insurance contracts and variable annuities. The Funds and the Insurance Companies will attempt to monitor events to prevent such differences from arising. If a conflict between Insurance Companies occurs, or between life insurance policies and annuity contracts, however, a Fund may be required to take actions that are adverse to the interests of a particular Insurance Company and its Contract owners, or to the interests of holders of a particular type of Contract.

How to Buy and Sell Shares

The BlackRock Variable Series Funds, Inc. (the “Company”) is offering through this prospectus Class II Shares in certain Funds to the Insurance Companies. The price of shares purchased by the Insurance Companies is based on the next calculation of the per share net asset value of a Fund after an order is placed. The Company may reject any order to buy shares and may suspend the sale of shares at any time. The Company will redeem all full and fractional shares of the Funds for cash. The price of redeemed shares is based on the next calculation of net asset value after a redemption order is placed. The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending in part on the net asset value of such shares at such time.

Short-Term Trading Policy

The Company’s Board of Directors (the “Board”) has determined that the interests of long-term shareholders and a Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Fund and its returns to shareholders. For example, large flows of cash into and out of a Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve a Fund’s investment objective. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a Fund’s performance.

A fund’s investment in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of such fund’s portfolio securities and the determination of the fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does

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not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (“junk bonds”) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. Each Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Management of the Funds — Valuation of Fund Investments” below.

The Funds discourage market timing and seek to prevent frequent purchases and sales or exchanges of Fund shares that they determine may be detrimental to a Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to a Fund or its shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and such Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with a Fund, such Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide a Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by a Fund. While the Funds monitor for market timing activity, the Funds may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Funds. BlackRock Investments, LLC (the “Distributor”) has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Funds’ shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by a Fund to be engaged in market timing or other improper trading activity, the Fund’s Distributor may terminate such financial intermediary’s agreement with the Distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Funds may from time to time use other methods that they believe are appropriate to deter market timing or other trading activity that may be detrimental to the Funds or long-term shareholders.

Rule 12b-1 Fees for Class II Shares

The Company has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended (the “Plan”), that allows a Fund to pay distribution fees to each of the participating Insurance Companies or broker-dealer affiliates thereof (“Insurance Company Affiliates”) for the sale and distribution of its Class II Shares. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class II shareholders have no other purchase option. The amount of the distribution fee payable under the plan equals 0.15% of the average daily net asset value of the Class II Shares of a Fund held by the participating Insurance Company.

The distribution fee may be used to pay the participating Insurance Companies or Insurance Company Affiliates for distribution-related and/or shareholder services provided in connection with the sale of Class II Shares. The distribution fee may also be used to pay Insurance Companies, Insurance Company Affiliates and other financial intermediaries (“Service Organizations”) for sales support services and related expenses.

In addition to, rather than in lieu of, distribution fees that a Fund may pay to a Service Organization pursuant to a Plan and fees a Fund pays to its transfer agent, if approved by the Board, BlackRock, on behalf of the Funds, may enter into non-Plan agreements with a Service Organization pursuant to which a Fund will pay a Service Organization for administrative, networking, recordkeeping, subtransfer agency and shareholder services. These non-Plan payments are based on a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization. The aggregate amount of these payments may be substantial.

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BlackRock, the Distributor and their affiliates may make payments relating to distribution and sales support activities to Service Organizations out of their past profits or other sources available to them (and not as an additional charge to the Funds). From time to time, BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Funds. These payments would be in addition to the Fund payments described above, if approved by the Board, and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Funds to you. Please contact your Service Organization for details about payments it may receive from the Funds or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

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Management of the Funds

BlackRock

BlackRock, each Fund’s investment adviser, manages each Fund’s investments and its business operations subject to the oversight of the Board of each of the Funds. While BlackRock is ultimately responsible for the management of the Funds, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly-owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock and its affiliates had approximately $4.737 trillion in investment company and other portfolio assets under management as of March 31, 2016.

Each Fund has entered into a management agreement (the “Management Agreement”) with BlackRock. Under the Management Agreement, BlackRock receives for its services to each Fund a fee at an annual rate described below. The fee is computed daily on a Fund-by-Fund basis and payable monthly.

BlackRock Basic Value V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.60%
In excess of $1 billion but not more than $3 billion	0.56%
In excess of $3 billion but not more than $5 billion	0.54%
In excess of $5 billion but not more than $10 billion	0.52%
In excess of $10 billion	0.51%

BlackRock Global Allocation V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $6 billion	0.65%
In excess of $6 billion but not more than $8 billion	0.61%
In excess of $8 billion but not more than $10 billion	0.59%
In excess of $10 billion but not more than $15 billion	0.57%
In excess of $15 billion	0.55%

BlackRock Large Cap Core V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $250 million	0.500%
In excess of $250 million but not exceeding $300 million	0.450%
In excess of $300 million but not exceeding $400 million	0.425%
In excess of $400 million	0.400%

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BlackRock Large Cap Value V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.75%
In excess of $1 billion but not more than $3 billion	0.71%
In excess of $3 billion but not more than $5 billion	0.68%
In excess of $5 billion but not more than $10 billion	0.65%
In excess of $10 billion	0.64%

For BlackRock Large Cap Value V.I. Fund, BlackRock has agreed to voluntarily waive 0.10% of its management fee payable by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice.

BlackRock S&P 500 Index V.I. Fund

Rate of Management Fee
0.30%

For BlackRock S&P 500 Index V.I. Fund, BlackRock has contractually agreed to waive 0.10% of its management fee through April 30, 2017. The contractual agreement may be terminated upon 90 days notice by a majority of the non-interested directors of the Fund or by a vote of the outstanding voting securities of the Fund.

BlackRock Value Opportunities V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.75%
In excess of $1 billion but not more than $3 billion	0.71%
In excess of $3 billion but not more than $5 billion	0.68%
In excess of $5 billion but not more than $10 billion	0.65%
In excess of $10 billion	0.64%

BlackRock has agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of a Fund’s business, if any) of each share class of certain Funds at the levels shown below and in a Fund’s fees and expenses table in the Fund Overview section of this prospectus. Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this prospectus as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.” To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.

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With respect to Class II shares of each Fund, as set forth in the table below, BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements. With respect to Class II shares of certain Funds, BlackRock has contractually agreed to reimburse fees in order to limit operational and recordkeeping fees to the amounts noted in the table below.

	Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)	Contractual Caps[1] on fees paid by Fund for Operational and Recordkeeping Services
Basic Value V.I. Fund	1.40%	0.08%
Global Allocation V.I. Fund	1.40%	0.07%
Large Cap Core V.I. Fund	1.40%	0.07%
Large Cap Value V.I. Fund	1.40%	0.05%
S&P 500 Index V.I. Fund	1.40%	0.00%
Value Opportunities V.I. Fund	1.40%	0.09%

[1]	The contractual caps are in effect through April 30, 2017. The contractual agreement may be terminated, with respect to each Fund, upon 90 days notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
[2]	As a percentage of average daily net assets and based on current fees.

With respect to each Fund, BlackRock has voluntarily agreed to waive its management fees by the amount of advisory fees the Fund pays to BlackRock indirectly through its investment in affiliated money market funds.

For the fiscal year ended December 31, 2015, the aggregate management fees, net of any applicable waivers, paid by each Fund to BlackRock as a percentage of each Fund’s average daily net assets were:

Fund Name	Management Fee
Basic Value V.I. Fund	0.60%
Global Allocation V.I. Fund	0.62%
Large Cap Core V.I. Fund	0.46%
Large Cap Value V.I. Fund	0.65%
S&P 500 Index V.I. Fund	0.20%
Value Opportunities V.I. Fund	0.75%

A discussion of the basis for the Board’s approval of the Management Agreement with BlackRock is included in each Fund’s semi-annual shareholder report for the fiscal period ended June 30, 2015.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of a Fund.

Legal Proceedings. On May 27, 2014, certain purported investors in the BlackRock Global Allocation Fund, Inc. (“Global Allocation”) and the BlackRock Equity Dividend Fund (“Equity Dividend”) filed a consolidated complaint (the “Consolidated Complaint”) in the United States District Court for the District of New Jersey against BlackRock, BlackRock Investment Management, LLC and BlackRock International Limited (collectively, the “Defendants”) under the caption In re BlackRock Mutual Funds Advisory Fee Litigation. The Consolidated Complaint, which purports to be brought derivatively on behalf of Global Allocation and Equity Dividend, alleges that the Defendants violated Section 36(b) of the Investment Company Act by receiving allegedly excessive investment advisory fees from Global Allocation and Equity Dividend. The Consolidated Complaint seeks, among other things, to recover on behalf of Global Allocation and Equity Dividend all allegedly excessive advisory fees from one year prior to the filing of the lawsuit and purported lost investment returns on those amounts, plus interest. The Defendants believe the claims in the Consolidated Complaint are without merit and intend to vigorously defend the action.

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Portfolio Manager Information

Information regarding the portfolio managers of each Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Funds’ SAI.

BlackRock Basic Value V.I. Fund

The Fund is managed by Bartlett Geer, CFA and Carrie King, who are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Bartlett Geer, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012
Managing Director of BlackRock, Inc. since 2012; Managing Director and Portfolio Manager of the Putnam Equity Income Fund and U.S. Large Cap Value institutional equity portfolios at Putnam Investments from 2000 to 2012.

Carrie King	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2007 to 2010; Vice President of BlackRock, Inc. in 2006.

BlackRock Global Allocation V.I. Fund

The Fund is managed by Dennis Stattman, CFA, Dan Chamby, CFA, and Aldo Roldan, PhD, who are jointly and primarily responsible for the management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Dennis Stattman, CFA	Jointly and primarily responsible for the management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2001	Managing Director of BlackRock, Inc. since 2006 and Head of BlackRock’s Global Allocation team.
Dan Chamby, CFA	Jointly and primarily responsible for the management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2003	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006.
Aldo Roldan, PhD	Jointly and primarily responsible for the management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2006	Managing Director of BlackRock, Inc. since 2008; Director of BlackRock, Inc. from 2006 to 2007.

BlackRock Large Cap Core V.I. Fund and BlackRock Large Cap Value V.I. Fund

Each Fund is managed by Peter Stournaras, CFA, who is primarily responsible for the day-to-day management of each Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Peter Stournaras, CFA	Primarily responsible for the day-to-day management of each Fund’s portfolio, including setting each Fund’s overall investment strategy and overseeing the management of the Funds.	2010
Managing Director of BlackRock, Inc. since 2010; Director at Northern Trust Company from 2006 to 2010; Portfolio Manager at Smith Barney/Legg Mason from 2005 to 2006; Director at Citigroup Asset Management from 1998 to 2005.

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BlackRock S&P 500 Index V.I. Fund

The Fund is managed by Greg Savage, CFA, Alan Mason, Jennifer Hsui, CFA, Creighton Jue, CFA and Rachel Aguirre, who are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Greg Savage, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2011	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. in 2009; Principal of BGI from 2007 to 2009; Associate of BGI from 1999 to 2007.
Alan Mason	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2014	Managing Director of BlackRock, Inc. since 2009; Managing Director of BGI from 2008 to 2009; Principal of BGI from 1996 to 2009.
Jennifer Hsui, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2016	Managing Director of BlackRock, Inc. since 2011; Director of BlackRock, Inc. from 2009 to 2011; Principal of BGI from 2006 to 2009.
Creighton Jue, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2016	Managing Director of BlackRock, Inc. since 2011; Director of BlackRock, Inc. from 2009 to 2011; Principal of BGI from 2000 to 2009.
Rachel Aguirre	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2016	Director of BlackRock, Inc. since 2012; Vice President of BlackRock, Inc. from 2009 to 2011; Principal and Portfolio Manager of BGI from 2005 to 2009.

BlackRock Value Opportunities V.I. Fund

The Fund is managed by John Coyle, CFA and Murali Balaraman, CFA, who are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
John Coyle, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Managing Director of BlackRock, Inc. since 2009; Director of BlackRock, Inc. from 2006 to 2008; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) in 2006.
Murali Balaraman, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Managing Director of BlackRock, Inc. since 2009; Director of BlackRock, Inc. from 2006 to 2008; Director of MLIM in 2006.

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Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow investment programs similar to that of the Funds.

BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of a Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which a Fund directly and indirectly invests. Thus, it is likely that a Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of a Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as a Fund. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by a Fund and may result in an Affiliate having positions that are adverse to those of a Fund. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with a Fund. As a result, an Affiliate may compete with a Fund for appropriate investment opportunities. The results of a Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that a Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

In addition, a Fund may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact a Fund. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund. A Fund’s activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions.

In addition, a Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. A Fund also may invest in securities of companies for which an Affiliate provides or may someday provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend a Fund or who engage in transactions with or for a Fund, and may receive compensation for such services. A Fund may also make brokerage and other payments to Affiliates in connection with a Fund’s portfolio investment transactions.

Under a securities lending program approved by the Board, the Funds have retained an Affiliate of BlackRock to serve as the securities lending agent for the Funds to the extent that the Funds participate in the securities lending program. For these services, the lending agent will receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Funds may lend their portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When an Insurance Company purchases shares, the Insurance Company pays the net asset value. This is the offering price. Shares are also redeemed at their net asset value. Each Fund calculates its net asset value of each class of its shares each day the New York Stock Exchange (“NYSE”) is open generally as of the close of regular trading hours on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. (Eastern time). The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is received. Each business day, the Funds’ net asset values are transmitted electronically to the Insurance Companies that use the Funds as underlying investment options for Contracts.

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Equity securities and other instruments for which market quotations are readily available are valued at market value, which is generally determined using the last reported closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. The Funds value fixed-income portfolio securities and non-exchange traded derivatives using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Funds’ approved independent third-party pricing services, each in accordance with valuation procedures approved by the Board. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Short-term debt securities with remaining maturities of 60 days or less may be valued on the basis of amortized cost.

Foreign currency exchange rates are generally determined as of the close of business on the NYSE. Foreign securities owned by the Funds may trade on weekends or other days when a Fund does not price its shares. As a result, the Funds’ net asset value may change on days when you will not be able to purchase or redeem a Fund’s shares. Generally, trading in foreign securities, U.S. Government securities, money market instruments and certain fixed- income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, a Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset or other liability is thinly traded (e.g., municipal securities, certain small cap and emerging growth companies and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund’s assets or liabilities, that it is likely that the event will cause a material change to the last closing market price of one or more assets or liabilities held by the Fund. For instance, significant events may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. If such event occurs, those instruments may be fair valued. Similarly, foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of a Fund’s pricing time.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.

A Fund may accept orders from certain authorized financial intermediaries or their designees. A Fund will be deemed to receive an order when accepted by the financial intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Dividends and Taxes

The Basic Value V.I., Global Allocation V.I., S&P 500 Index V.I., Large Cap Core V.I., Large Cap Growth V.I., Large Cap Value V.I., and Value Opportunities V.I. Funds declare dividends and reinvest dividends at least annually in additional shares of the respective Funds.

Each Fund has elected to be treated, and intends to qualify each year, as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify to be taxed as a regulated investment company, each Fund must meet certain income and asset diversification tests and distribution requirements. As regulated investment companies, the Funds will not be subject to Federal income tax on their net investment income and net capital gains that they distribute to their shareholders.

In addition, each Fund intends to meet certain diversification and investor control requirements applicable to regulated investment companies underlying variable insurance products. The requirements generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of a Fund may be

II-11

represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but in the case of Government securities, each Government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be satisfied under certain circumstances.

If a Fund should fail to comply with the diversification or investor control requirements or were to otherwise fail to qualify for the special tax treatment afforded regulated investment companies under the Code, Contracts invested in the Fund would not be treated as annuity, endowment, or life insurance contracts for Federal tax purposes and income and gain earned inside the Contracts in current and prior years would be taxed currently to the Contract holders and would remain taxable in future years as well, even if the Fund were to become adequately diversified.

Dividends paid by the Company may be included in an Insurance Company’s gross income. The tax treatment of these dividends depends on the Insurance Company’s tax status. A description of an Insurance Company’s tax status is contained in the prospectus for the Contract.

A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, taxable dividends, taxable annuity payments and net gain from investments) of certain individuals, trusts and estates.

A 30% withholding tax is currently imposed on dividends, interest, annuity payments, and other income items, and will be imposed on redemption proceeds paid after December 31, 2018, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and adopting legislation are enacted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply.

II-12

General Information

Shareholder Documents

Please contact your Insurance Company for a copy of the Funds’ annual and semi-annual reports.

Certain Fund Policies

Anti-Money Laundering Requirements

The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Funds are required to obtain sufficient information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals. Such information may be verified using third-party sources. This information will be used only for compliance with the Patriot Act or other applicable laws, regulations and rules in connection with money laundering, terrorism or economic sanctions.

The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Funds to verify their identity. The Funds also reserve the right to redeem any amounts in the Funds from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about the Funds, including how the Funds invest, please see the SAI.

For a discussion of the Funds’ policies and procedures regarding the selective disclosure of their portfolio holdings, please see the SAI.

II-13

Glossary

This glossary contains an explanation of some of the common terms used in this prospectus. For additional information about the Funds, please see the SAI.

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

BofA Merrill Lynch Current 5-Year U.S. Treasury Index — an unmanaged index is designed to track the total return of the current coupon five-year U.S. Treasury bond.

Citigroup Non-U.S. Dollar World Government Bond Index — an unmanaged market capitalization-weighted index that tracks 22 government bond indexes, excluding the United States.

Contract — the Funds offer their shares only to participating insurance companies. These insurance companies write variable annuity and/or variable life insurance contracts that allow the contract owner to choose a Fund as an investment option. The contract owner does not become a Fund shareholder.

Distribution Fees — fees used to support a Fund’s marketing and distribution efforts, such as compensating financial intermediaries, advertising and promotion.

FTSE World Index — an unmanaged capitalization-weighted index comprised of 2,538 equities from 35 countries in 4 regions, including the United States.

FTSE World (ex U.S.) Index — an unmanaged capitalization-weighted index comprised of 1,892 equities from 34 countries, excluding the United States.

Management Fee — a fee paid to BlackRock for managing a Fund.

Other Expenses — include accounting, transfer agency, custody, professional fees and registration fees.

Reference Benchmark — an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index; 24% FTSE World (ex U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index.

Russell 1000® Index — an index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Russell 1000® Value Index — an unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Russell 2000® Index — an unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

S&P 500 Index — an unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

S&P SmallCap 600 Value Index — an unmanaged index that is a subset of the S&P 600 Index that consists of those stocks in the S&P 600 Index exhibiting the strongest value characteristics.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.

II-14

For More Information

Funds and Service Providers

THE FUNDS

BlackRock Variable Series Funds, Inc.
100 Bellevue Parkway
Wilmington, Delaware 19809

Written Correspondence:
P.O. Box 9819
Providence, Rhode Island 02940-8019

Overnight Mail:
4400 Computer Drive
Westborough, Massachusetts 01588

(800) 441-7762

MANAGER

BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Deloitte & Touche LLP
1700 Market Street
Philadelphia, Pennsylvania 19103

ACCOUNTING SERVICES PROVIDER

BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

DISTRIBUTOR

BlackRock Investments, LLC
40 East 52nd Street
New York, New York 10022

CUSTODIANS

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Brown Brothers Harriman & Co.1
40 Water Street
Boston, Massachusetts 02109

COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019-6099

[1]	For BlackRock Global Allocation V.I. Fund.

Other Important Information

BlackRock Variable Series Funds
Class III Shares

Account Information	The Insurance Companies	III-2
	How to Buy and Sell Shares	III-2
	Rule 12b-1 Fees for Class III Shares	III-3

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	III-5
	Portfolio Manager Information	III-11
	Conflicts of Interest	III-16
	Valuation of Fund Investments	III-16
	Dividends and Taxes	III-17

General Information	Shareholder Documents	III-19
	Certain Fund Policies	III-19
	Statement of Additional Information	III-19

Glossary	Glossary	III-20

For More Information	Funds and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Account Information

The Insurance Companies

Shares of the BlackRock Basic Value V.I. Fund, the BlackRock Capital Appreciation V.I. Fund, the BlackRock Equity Dividend V.I. Fund, the BlackRock Global Allocation V.I. Fund, the BlackRock Global Opportunities V.I. Fund, the BlackRock High Yield V.I. Fund, the BlackRock iShares® Alternative Strategies V.I. Fund, the BlackRock iShares® Dynamic Allocation V.I. Fund, the BlackRock iShares® Dynamic Fixed Income V.I. Fund, the BlackRock iShares® Equity Appreciation V.I. Fund, the BlackRock Large Cap Core V.I. Fund, the BlackRock Large Cap Growth V.I. Fund, the BlackRock Large Cap Value V.I. Fund, the BlackRock Managed Volatility V.I. Fund, the BlackRock Total Return V.I. Fund, the BlackRock U.S. Government Bond V.I. Fund and the BlackRock Value Opportunities V.I. Fund (each a “Fund” and collectively the “Funds”) are sold to separate accounts of insurance companies (the “Insurance Companies”) either directly or indirectly (through other variable insurance funds) to fund certain variable life insurance contracts and/or variable annuities (the “Contracts”) issued by the Insurance Companies.

Shares of the Funds are owned by the Insurance Companies, not Contract owners. A Contract owner has no direct interest in the shares of a Fund, but only in the Contract. A Contract is described in the prospectus for that Contract. That prospectus describes the relationship between changes in the value of shares of a Fund, and the benefits provided under a Contract. The prospectus for a Contract also describes various fees payable to the Insurance Company and charges to the separate account made by the Insurance Company with respect to the Contract. While this prospectus and the Statement of Additional Information (the “SAI”) are intended for use by Contract owners, because shares of the Funds will be sold only to the Insurance Companies for the separate accounts, the terms “you,” “your,” “shareholder” and “shareholders” in this prospectus may refer to the Insurance Companies.

More than one Insurance Company may invest in each Fund. It is possible that a difference may arise among the interests of Insurance Companies that invest in a Fund or the holders of different types of Contracts — for example, if applicable state insurance law or Contract owner instructions prevent an Insurance Company from continuing to invest in a Fund following a change in the Fund’s investment policies, or if different tax laws apply to variable life insurance contracts and variable annuities. The Funds and the Insurance Companies will attempt to monitor events to prevent such differences from arising. If a conflict between Insurance Companies occurs, or between life insurance policies and annuity contracts, however, a Fund may be required to take actions that are adverse to the interests of a particular Insurance Company and its Contract owners, or to the interests of holders of a particular type of Contract.

How to Buy and Sell Shares

The BlackRock Variable Series Funds, Inc. (the “Company”) is offering through this prospectus Class III Shares in certain Funds to the Insurance Companies. The price of shares purchased by the Insurance Companies is based on the next calculation of the per share net asset value of a Fund after an order is placed. The Company may reject any order to buy shares and may suspend the sale of shares at any time. The Company will redeem all full and fractional shares of the Funds for cash. The price of redeemed shares is based on the next calculation of net asset value after a redemption order is placed. The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending in part on the net asset value of such shares at such time.

Short-Term Trading Policy

The Company’s Board of Directors (the “Board”) has determined that the interests of long-term shareholders and a Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Fund and its returns to shareholders. For example, large flows of cash into and out of a Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve a Fund’s investment objective. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a Fund’s performance.

III-2

A fund’s investment in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of such fund’s portfolio securities and the determination of the fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (“junk bonds”) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. Each Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Management of the Funds — Valuation of Fund Investments” below.

The Funds discourage market timing and seek to prevent frequent purchases and sales or exchanges of Fund shares that they determine may be detrimental to a Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to a Fund or its shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and such Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with a Fund, such Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide a Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by a Fund. While the Funds monitor for market timing activity, the Funds may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Funds. BlackRock Investments, LLC (the “Distributor”) has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Funds’ shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by a Fund to be engaged in market timing or other improper trading activity, the Fund’s Distributor may terminate such financial intermediary’s agreement with the Distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Funds may from time to time use other methods that they believe are appropriate to deter market timing or other trading activity that may be detrimental to the Funds or long-term shareholders.

Rule 12b-1 Fees for Class III Shares

The Company has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended (the “Plan”), that allows a Fund to pay distribution fees to each of the participating Insurance Companies or broker-dealer affiliates thereof (“Insurance Company Affiliates”) for the sale and distribution of its Class III Shares. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class III shareholders have no other purchase option. The amount of the distribution fee payable under the plan equals 0.25% of the average daily net asset value of the Class III Shares of a Fund held by the participating Insurance Company.

The distribution fee may be used to pay the participating Insurance Companies or Insurance Company Affiliates for distribution-related and/or shareholder services provided in connection with the sale of Class III Shares. The distribution fee may also be used to pay Insurance Companies, Insurance Company Affiliates and other financial intermediaries (“Service Organizations”) for sales support services and related expenses.

In addition to, rather than in lieu of, distribution fees that a Fund may pay to a Service Organization pursuant to a Plan and fees a Fund pays to its transfer agent, if approved by the Board, BlackRock, on behalf of the Funds, may enter into non-Plan agreements with a Service Organization pursuant to which a Fund will pay a Service Organization for

III-3

administrative, networking, recordkeeping, subtransfer agency and shareholder services. These non-Plan payments are based on a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization. The aggregate amount of these payments may be substantial.

BlackRock, the Distributor and their affiliates may make payments relating to distribution and sales support activities to Service Organizations out of their past profits or other sources available to them (and not as an additional charge to the Funds). From time to time, BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Funds. These payments would be in addition to the Fund payments described above, if approved by the Board, and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Funds to you. Please contact your Service Organization for details about payments it may receive from the Funds or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

III-4

Management of the Funds

BlackRock

BlackRock, each Fund’s investment adviser, manages each Fund’s investments and its business operations subject to the oversight of the Board of each of the Funds. While BlackRock is ultimately responsible for the management of the Funds, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly-owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock International Limited (“BIL”), BlackRock (Singapore) Limited (“BRS”) and BlackRock Asset Management North Asia Limited (“BNA”) are registered investment advisers organized in 1995, 2000 and 1998, respectively. BlackRock and its affiliates had approximately $4.737 trillion in investment company and other portfolio assets under management as of March 31, 2016.

Each Fund has entered into a management agreement (the “Management Agreement”) with BlackRock. Under the Management Agreement, BlackRock receives for its services to each Fund a fee at an annual rate described below. The fee is computed daily on a Fund-by-Fund basis and payable monthly.

BlackRock Basic Value V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.60%
In excess of $1 billion but not more than $3 billion	0.56%
In excess of $3 billion but not more than $5 billion	0.54%
In excess of $5 billion but not more than $10 billion	0.52%
In excess of $10 billion	0.51%

BlackRock Capital Appreciation V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.65%
In excess of $1 billion but not more than $3 billion	0.61%
In excess of $3 billion but not more than $5 billion	0.59%
In excess of $5 billion but not more than $10 billion	0.57%
In excess of $10 billion	0.55%

BlackRock Equity Dividend V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.60%
In excess of $1 billion but not more than $3 billion	0.56%
In excess of $3 billion but not more than $5 billion	0.54%
In excess of $5 billion but not more than $10 billion	0.52%
In excess of $10 billion	0.51%

III-5

BlackRock Global Allocation V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $6 billion	0.65%
In excess of $6 billion but not more than $8 billion	0.61%
In excess of $8 billion but not more than $10 billion	0.59%
In excess of $10 billion but not more than $15 billion	0.57%
In excess of $15 billion	0.55%

BlackRock Global Opportunities V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.75%
In excess of $1 billion but not more than $3 billion	0.71%
In excess of $3 billion but not more than $5 billion	0.68%
In excess of $5 billion but not more than $10 billion	0.65%
In excess of $10 billion	0.64%

BlackRock iShares® Alternative Strategies V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.250%
In excess of $1 billion but not more than $3 billion	0.240%
In excess of $3 billion but not more than $5 billion	0.225%
In excess of $5 billion but not more than $10 billion	0.220%
In excess of $10 billion	0.210%

BlackRock iShares® Dynamic Allocation V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.150%
In excess of $1 billion but not more than $3 billion	0.140%
In excess of $3 billion but not more than $5 billion	0.135%
In excess of $5 billion	0.130%

BlackRock iShares® Dynamic Fixed Income V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.150%
In excess of $1 billion but not more than $3 billion	0.140%
In excess of $3 billion but not more than $5 billion	0.135%
In excess of $5 billion	0.130%

III-6

BlackRock iShares® Equity Appreciation V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.150%
In excess of $1 billion but not more than $3 billion	0.140%
In excess of $3 billion but not more than $5 billion	0.135%
In excess of $5 billion	0.130%

BlackRock Large Cap Core V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $250 million	0.500%
In excess of $250 million but not exceeding $300 million	0.450%
In excess of $300 million but not exceeding $400 million	0.425%
In excess of $400 million	0.400%

BlackRock Large Cap Growth V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.65%
In excess of $1 billion but not more than $3 billion	0.61%
In excess of $3 billion but not more than $5 billion	0.59%
In excess of $5 billion but not more than $10 billion	0.57%
In excess of $10 billion	0.55%

BlackRock Large Cap Value V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.75%
In excess of $1 billion but not more than $3 billion	0.71%
In excess of $3 billion but not more than $5 billion	0.68%
In excess of $5 billion but not more than $10 billion	0.65%
In excess of $10 billion	0.64%

For BlackRock Large Cap Value V.I. Fund, BlackRock has agreed to voluntarily waive 0.10% of its management fee payable by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice.

BlackRock Managed Volatility V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.55%
In excess of $1 billion but not more than $3 billion	0.52%
In excess of $3 billion but not more than $5 billion	0.50%
In excess of $5 billion but not more than $10 billion	0.48%
In excess of $10 billion	0.47%

III-7

BlackRock U.S. Government Bond V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.50%
In excess of $1 billion but not more than $3 billion	0.47%
In excess of $3 billion but not more than $5 billion	0.45%
In excess of $5 billion but not more than $10 billion	0.44%
In excess of $10 billion	0.43%

For BlackRock U.S. Government Bond V.I. Fund, BlackRock has agreed to voluntarily waive 0.03% of its management fee payable by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice.

BlackRock Value Opportunities V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.75%
In excess of $1 billion but not more than $3 billion	0.71%
In excess of $3 billion but not more than $5 billion	0.68%
In excess of $5 billion but not more than $10 billion	0.65%
In excess of $10 billion	0.64%

BlackRock High Yield V.I. Fund and BlackRock Total Return V.I. Fund

	Rate of Management Fee
Portion of Aggregate Average Daily Value of Net Assets of Both Funds:	BlackRock High Yield V.I. Fund	BlackRock Total Return V.I. Fund
Not exceeding $250 million	0.55%	0.50%
In excess of $250 million but not exceeding $500 million	0.50%	0.45%
In excess of $500 million but not exceeding $750 million	0.45%	0.40%
In excess of $750 million	0.40%	0.35%

The fee rates for the BlackRock High Yield V.I. Fund and BlackRock Total Return V.I. Fund are applied to the average daily net assets of each Fund, with the reduced rates shown above applicable to portions of the assets of each Fund to the extent that the aggregate average daily net assets of the BlackRock High Yield V.I. Fund and the BlackRock Total Return V.I. Fund combined exceed $250 million, $500 million and $750 million (each such amount being a “breakpoint level”). The portion of the assets of a Fund to which the rate at each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average daily net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate.

BlackRock has agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of a Fund’s business, if any) of each share class of certain Funds at the levels shown below and in a Fund’s fees and expenses table in the Fund Overview section of this prospectus. Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this prospectus as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.” To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.

III-8

With respect to Class III shares of each Fund, as set forth in the table below, BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements. With respect to Class III shares of certain Funds, BlackRock has contractually agreed to reimburse fees in order to limit operational and recordkeeping fees to the amounts noted in the table below.

	Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)	Contractual Caps[1] on fees paid by Fund for Operational and Recordkeeping Services
Basic Value V.I. Fund	1.50%	0.09%
Capital Appreciation V.I. Fund	1.50%	0.08%
Equity Dividend V.I. Fund	1.50%	0.00%
Global Allocation V.I. Fund	1.50%	0.07%
Global Opportunities V.I. Fund	1.22%	0.00%
High Yield V.I. Fund	1.50%	0.05%
iShares® Alternative Strategies V.I. Fund	0.90%	—
iShares® Dynamic Allocation V.I. Fund	0.78%	—
iShares® Dynamic Fixed Income V.I. Fund	0.75%	—
iShares® Equity Appreciation V.I. Fund	0.70%	—
Large Cap Core V.I. Fund	1.50%	0.08%
Large Cap Growth V.I. Fund	1.50%	0.07%
Large Cap Value V.I. Fund	1.50%	0.11%
Managed Volatility V.I. Fund[3]	1.25%	0.00%
Total Return V.I. Fund	1.50%	0.06%
U.S. Government Bond V.I. Fund	1.50%	0.06%
Value Opportunities V.I. Fund	1.50%	0.01%

[1]	The contractual caps are in effect through April 30, 2017. The contractual agreement may be terminated, with respect to each Fund, upon 90 days notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
[2]	As a percentage of average daily net assets and based on current fees.
[3]	For the fiscal year ended December 31, 2015, there were no Class III Shares outstanding.

With respect to the contractual agreements described above for the iShares® Alternative Strategies V.I. Fund, the iShares® Dynamic Allocation V.I. Fund, the iShares® Dynamic Fixed Income V.I. Fund and the iShares® Equity Appreciation V.I. Fund, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from BlackRock, are less than the expense limit for that share class, the share class is required to repay BlackRock up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (i) the Fund has more than $50 million in assets and (ii) BlackRock or an affiliate serves as the Fund’s manager or administrator.

With respect to each Fund, BlackRock has voluntarily agreed to waive its management fees by the amount of advisory fees the Fund pays to BlackRock indirectly through its investment in affiliated money market funds.

III-9

For the fiscal year ended December 31, 2015, the aggregate management fees, net of any applicable waivers, paid by each Fund to BlackRock as a percentage of each Fund’s average daily net assets were:

Fund Name	Management Fee
Basic Value V.I. Fund	0.60%
Capital Appreciation V.I. Fund	0.65%
Equity Dividend V.I. Fund	0.60%
Global Allocation V.I. Fund	0.62%
Global Opportunities V.I. Fund	0.63%
High Yield V.I. Fund	0.53%
iShares® Alternative Strategies V.I. Fund	0.00%
iShares® Dynamic Allocation V.I. Fund	0.00%
iShares® Dynamic Fixed Income V.I. Fund	0.00%
iShares® Equity Appreciation V.I. Fund	0.00%
Large Cap Core V.I. Fund	0.46%
Large Cap Growth V.I. Fund	0.65%
Large Cap Value V.I. Fund	0.65%
Managed Volatility V.I. Fund	0.28%[1]
Total Return V.I. Fund	0.48%
U.S. Government Bond V.I. Fund	0.47%
Value Opportunities V.I. Fund	0.75%

[1]	For the fiscal year ended December 31, 2015, there were no Class III Shares outstanding.

BlackRock has entered into a sub-advisory agreement with BIL, an affiliate of BlackRock. Under the sub-advisory agreement, BlackRock pays BIL a monthly fee for services it provides at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement. BIL is responsible for the day-to-day management of a portion of the Managed Volatility V.I. Fund.

BlackRock has entered into a sub-advisory agreement with BNA, an affiliate of BlackRock. Under the sub-advisory agreement, BlackRock pays BNA a monthly fee for services it provides at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement. BNA is responsible for the day-to-day management of a portion of the Managed Volatility V.I. Fund. Effective March 21, 2014, BNA replaced BlackRock (Hong Kong) Limited as a sub-adviser of the Fund. Prior to March 21, 2014, BlackRock (Hong Kong) Limited was a sub-adviser to the Managed Volatility V.I. Fund and received for its services a fee from BlackRock equal to a percentage of the management fee paid to BlackRock under the Management Agreement.

BlackRock has entered into a sub-advisory agreement with BRS, an affiliate of BlackRock. Under the sub-advisory agreement, BlackRock pays BRS a monthly fee for services it provides at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement. BRS is responsible for the day-to-day management of a portion of the Managed Volatility V.I. Fund.

A discussion of the basis for the Board’s approval of the Management Agreement with BlackRock and each sub-advisory agreement between BlackRock and each sub-adviser is included in each Fund’s semi-annual shareholder report for the fiscal period ended June 30, 2015.

III-10

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of a Fund.

Legal Proceedings. On May 27, 2014, certain purported investors in the BlackRock Global Allocation Fund, Inc. (“Global Allocation”) and the BlackRock Equity Dividend Fund (“Equity Dividend”) filed a consolidated complaint (the “Consolidated Complaint”) in the United States District Court for the District of New Jersey against BlackRock, BlackRock Investment Management, LLC and BlackRock International Limited (collectively, the “Defendants”) under the caption In re BlackRock Mutual Funds Advisory Fee Litigation. The Consolidated Complaint, which purports to be brought derivatively on behalf of Global Allocation and Equity Dividend, alleges that the Defendants violated Section 36(b) of the Investment Company Act by receiving allegedly excessive investment advisory fees from Global Allocation and Equity Dividend. The Consolidated Complaint seeks, among other things, to recover on behalf of Global Allocation and Equity Dividend all allegedly excessive advisory fees from one year prior to the filing of the lawsuit and purported lost investment returns on those amounts, plus interest. The Defendants believe the claims in the Consolidated Complaint are without merit and intend to vigorously defend the action.

Portfolio Manager Information

Information regarding the portfolio managers of each Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Funds’ SAI.

BlackRock Basic Value V.I. Fund

The Fund is managed by Bartlett Geer, CFA and Carrie King, who are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Bartlett Geer, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012
Managing Director of BlackRock, Inc. since 2012; Managing Director and Portfolio Manager of the Putnam Equity Income Fund and US Large Cap Value institutional equity portfolios at Putnam Investments from 2000 to 2012.

Carrie King	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2007 to 2010; Vice President of BlackRock, Inc. in 2006.

BlackRock Capital Appreciation V.I. Fund

The Fund is managed by Lawrence Kemp, who is primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Lawrence Kemp	Primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2013	Managing Director of BlackRock, Inc. since 2012; Prior to joining BlackRock, Inc., Mr. Kemp was a Managing Director at UBS Global Asset Management.

III-11

BlackRock Equity Dividend V.I. Fund

The Fund is managed by Robert M. Shearer, CFA, Tony DeSpirito and David J. Cassese, CFA, who are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Robert M. Shearer, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2010	Managing Director of BlackRock, Inc. since 2006.
Tony DeSpirito	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2014	Managing Director of BlackRock, Inc. since 2014; Managing Principal, Portfolio Manager and Member of the Executive Committee of Pzena Investment Management from 2009 to 2014.
David J. Cassese, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2011	Director of BlackRock, Inc. since 2011; Senior Vice President of Oppenheimer Capital from 2008 to 2011; Vice President of Oppenheimer Capital from 2005 to 2008.

BlackRock Global Allocation V.I. Fund

The Fund is managed by Dennis Stattman, CFA, Dan Chamby, CFA and Aldo Roldan, PhD, who are jointly and primarily responsible for the management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Dennis Stattman, CFA	Jointly and primarily responsible for the management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2001	Managing Director of BlackRock, Inc. since 2006 and Head of BlackRock’s Global Allocation team.
Dan Chamby, CFA	Jointly and primarily responsible for the management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2003	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006.
Aldo Roldan, PhD	Jointly and primarily responsible for the management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2006	Managing Director of BlackRock, Inc. since 2008; Director of BlackRock, Inc. from 2006 to 2007.

III-12

BlackRock Global Opportunities V.I. Fund

The Fund is managed by Thomas Callan, CFA, Ian Jamieson, CFA and Simon McGeough, who are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Thomas Callan, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2008	Managing Director of BlackRock, Inc. since 1998; Head of BlackRock’s Global Opportunities equity team.
Ian Jamieson, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2011	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2007 to 2011; Vice President of BlackRock, Inc. from 2004 to 2006.
Simon McGeough	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2015	Director of BlackRock, Inc. since 2011; Member of BlackRock’s European equity team from 2007 to 2010.

BlackRock High Yield V.I. Fund

The Fund is managed by James Keenan, CFA, Mitchell Garfin, CFA, David Delbos and Derek Schoenhofen, who are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
James Keenan, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2007	Managing Director of BlackRock, Inc. since 2008 and Head of the Leveraged Finance Portfolio team; Director of BlackRock, Inc. from 2006 to 2007.
Mitchell Garfin, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Managing Director of BlackRock, Inc. since 2009; Director of BlackRock, Inc. from 2005 to 2008.
David Delbos	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2014	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2007 to 2011; Vice President of BlackRock, Inc. from 2005 to 2006.
Derek Schoenhofen	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Director of BlackRock, Inc. since 2006; Vice President of BlackRock, Inc. from 2000 to 2005.

III-13

BlackRock iShares® Alternative Strategies V.I. Fund, BlackRock iShares® Dynamic Allocation V.I. Fund, BlackRock iShares® Dynamic Fixed Income V.I. Fund and BlackRock iShares® Equity Appreciation V.I. Fund

Each Fund is managed by Amy Whitelaw, Vishal Karir, CFA, and Michael Gates, CFA, who are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Amy Whitelaw	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2014	Managing Director of BlackRock, Inc. since 2013; Director of BlackRock, Inc. from 2009 to 2012; Principal of Barclays Global Investors (“BGI”) from 2000 to 2009.
Vishal Karir, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2016	Director of BlackRock, Inc. since 2016; Vice President of BlackRock, Inc. from 2010 to 2015.
Michael Gates, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2016	Director of BlackRock, Inc. since 2009.

BlackRock Large Cap Core V.I. Fund, BlackRock Large Cap Growth V.I. Fund and BlackRock Large Cap Value V.I. Fund

Each Fund is managed by Peter Stournaras, CFA, who is primarily responsible for the day-to-day management of each Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Peter Stournaras, CFA	Primarily responsible for the day-to-day management of each Fund’s portfolio, including setting each Fund’s overall investment strategy and overseeing the management of the Funds.	2010
Managing Director of BlackRock, Inc. since 2010; Director at Northern Trust Company from 2006 to 2010; Portfolio Manager at Smith Barney/Legg Mason from 2005 to 2006; Director at Citigroup Asset Management from 1998 to 2005.

BlackRock Managed Volatility V.I. Fund

The Fund is managed by Philip Green and Justin Christofel, CFA, who are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Philip Green	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2008	Managing Director of BlackRock, Inc. since 2006.
Justin Christofel, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2013	Director of BlackRock, Inc. since 2013; Vice President of BlackRock, Inc. from 2010 to 2013; Associate of BlackRock, Inc. from 2008 to 2010; Analyst of BlackRock, Inc. from 2007 to 2008.

III-14

BlackRock Total Return V.I. Fund

The Fund is managed by Rick Rieder and Bob Miller, who are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Rick Rieder	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2010
Chief Investment Officer of Fixed Income, Fundamental Portfolios of BlackRock, Inc., and Head of its Global Credit Business and Credit Strategies and Multi-Sector and Mortgage Groups since 2010; Managing Director of BlackRock, Inc. since 2009; President and Chief Executive Officer of R3 Capital Partners from 2008 to 2009; Managing Director of Lehman Brothers from 1994 to 2008.

Bob Miller	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2011	Managing Director of BlackRock, Inc. since 2011; Co-Founder and Partner of Round Table Investment Management Company from 2007 to 2009; Managing Director of Bank of America from 1999 to 2007.

BlackRock U.S. Government Bond V.I. Fund

The Fund is managed by Bob Miller and Matthew Kraeger, who are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Bob Miller	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Managing Director of BlackRock, Inc. since 2011; Co-Founder and Partner of Round Table Investment Management Company from 2007 to 2009; Managing Director of Bank of America from 1999 to 2007.
Matthew Kraeger	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Director of BlackRock, Inc. since 2009; Vice President of BlackRock, Inc. from 2006 to 2008.

BlackRock Value Opportunities V.I. Fund

The Fund is managed by John Coyle, CFA and Murali Balaraman, CFA, who are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
John Coyle, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Managing Director of BlackRock, Inc. since 2009; Director of BlackRock, Inc. from 2006 to 2008; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) in 2006.
Murali Balaraman, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Managing Director of BlackRock, Inc. since 2009; Director of BlackRock, Inc. from 2006 to 2008; Director of MLIM in 2006.

III-15

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders.

BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow investment programs similar to that of the Funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of a Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which a Fund directly and indirectly invests. Thus, it is likely that a Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of a Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as a Fund. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by a Fund and may result in an Affiliate having positions that are adverse to those of a Fund. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with a Fund. As a result, an Affiliate may compete with a Fund for appropriate investment opportunities. The results of a Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that a Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

In addition, a Fund may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact a Fund. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund. A Fund’s activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions.

In addition, a Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. A Fund also may invest in securities of companies for which an Affiliate provides or may someday provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend a Fund or who engage in transactions with or for a Fund, and may receive compensation for such services. A Fund may also make brokerage and other payments to Affiliates in connection with a Fund’s portfolio investment transactions.

Under a securities lending program approved by the Board, the Funds have retained an Affiliate of BlackRock to serve as the securities lending agent for the Funds to the extent that the Funds participate in the securities lending program. For these services, the lending agent will receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Funds may lend their portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When an Insurance Company purchases shares, the Insurance Company pays the net asset value. This is the offering price. Shares are also redeemed at their net asset value. Each Fund calculates its net asset value of each class of its shares each day the New York Stock Exchange (“NYSE”) is open, generally as of the close of regular trading hours on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. (Eastern time). The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is received. Each Business day, the Funds’ net asset values are transmitted electronically to the Insurance Companies that use the Funds as underlying investment options for Contracts.

III-16

Equity securities and other instruments for which market quotations are readily available are valued at market value, which is generally determined using the last reported closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. The Funds value fixed-income portfolio securities and non-exchange traded derivatives using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Funds’ approved independent third-party pricing services, each in accordance with valuation procedures approved by the Board. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Short-term debt securities with remaining maturities of 60 days or less may be valued on the basis of amortized cost.

Foreign currency exchange rates are generally determined as of the close of business on the NYSE. Foreign securities owned by the Funds may trade on weekends or other days when a Fund does not price its shares. As a result, the Funds’ net asset value may change on days when you will not be able to purchase or redeem a Fund’s shares. Generally, trading in foreign securities, U.S. Government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, a Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset or other liability is thinly traded (e.g., municipal securities, certain small cap and emerging growth companies and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund’s assets or liabilities, that it is likely that the event will cause a material change to the last closing market price of one or more assets or liabilities held by the Fund. For instance, significant events may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. If such event occurs, those instruments may be fair valued. Similarly, foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of a Fund’s pricing time.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.

A Fund may accept orders from certain authorized financial intermediaries or their designees. A Fund will be deemed to receive an order when accepted by the financial intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Dividends and Taxes

The High Yield V.I. Fund, Total Return V.I. Fund and U.S. Government Bond V.I. Fund declare dividends daily and reinvest dividends monthly in additional full and fractional shares of the respective Fund. The Basic Value V.I., Capital Appreciation V.I., Equity Dividend V.I., Global Opportunities V.I., Global Allocation V.I., iShares® Alternative Strategies V.I., iShares® Dynamic Allocation V.I., iShares® Dynamic Fixed Income V.I., iShares® Equity Appreciation V.I., Large Cap Core V.I., Large Cap Growth V.I., Large Cap Value V.I., Managed Volatility V.I., and Value Opportunities V.I. Funds declare dividends and reinvest dividends at least annually in additional shares of the respective Funds.

III-17

Each Fund has elected to be treated, and intends to qualify each year, as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify to be taxed as a regulated investment company, each Fund must meet certain income and asset diversification tests and distribution requirements. As regulated investment companies, the Funds will not be subject to Federal income tax on their net investment income and net capital gains that they distribute to their shareholders.

Short-term capital gain earned by an underlying fund will be ordinary income when distributed to the Fund and will not be offset by the Fund’s capital losses. Upon the sale or other disposition by the Fund of shares of the underlying fund, the Fund will realize a capital gain or loss which will be long-term or short-term, generally depending on the Fund’s holding period for the shares. Losses realized upon such redemptions may result in a substantial number of “wash sales” and deferral, perhaps indefinitely, of realized losses to the Fund.

An underlying fund, if invested in non-U.S. securities, may be subject to non-U.S. income taxes and non-U.S. financial transactions taxes. Each underlying fund that is permitted to do so may elect to “pass through” to its investors, including the Fund, the amount of non-U.S. income taxes paid by the underlying fund. The Fund itself will be eligible to elect to “pass through” such amounts to its stockholders and may do so, depending upon circumstances.

In addition, each Fund intends to meet certain diversification and investor control requirements applicable to regulated investment companies underlying variable insurance products. The requirements generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of a Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but in the case of Government securities, each Government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be satisfied under certain circumstances.

If a Fund should fail to comply with the diversification or investor control requirements or were to otherwise fail to qualify for the special tax treatment afforded regulated investment companies under the Code, Contracts invested in the Fund would not be treated as annuity, endowment, or life insurance contracts for Federal tax purposes and income and gain earned inside the Contracts in current and prior years would be taxed currently to the Contract holders and would remain taxable in future years as well, even if the Fund were to become adequately diversified.

All Funds (except iShares® Alternative Strategies V.I. Fund, iShares® Dynamic Allocation V.I. Fund, iShares® Dynamic Fixed Income V.I. Fund and iShares® Equity Appreciation V.I. Fund)

Dividends paid by the Company may be included in an Insurance Company’s gross income. The tax treatment of these dividends depends on the Insurance Company’s tax status. A description of an Insurance Company’s tax status is contained in the prospectus for the Contract.

A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, taxable dividends, taxable annuity payments and net gain from investments) of certain individuals, trusts and estates.

A 30% withholding tax is currently imposed on dividends, interest, annuity payments and other income items and will be imposed on redemption proceeds paid after December 31, 2018, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and adopting legislation are enacted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply.

III-18

General Information

Shareholder Documents

Please contact your Insurance Company for a copy of the Funds’ annual and semi-annual reports.

Certain Fund Policies

Anti-Money Laundering Requirements

The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Funds are required to obtain sufficient information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals. Such information may be verified using third-party sources. This information will be used only for compliance with the Patriot Act or other applicable laws, regulations and rules in connection with money laundering, terrorism or economic sanctions.

The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Funds to verify their identity. The Funds also reserve the right to redeem any amounts in the Funds from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about the Funds, including how the Funds invest, please see the SAI.

For a discussion of the Funds’ policies and procedures regarding the selective disclosure of their portfolio holdings, please see the SAI.

III-19

Glossary

This glossary contains an explanation of some of the common terms used in this prospectus. For additional information about the Funds, please see the SAI.

60% MSCI All Country World Index/40% Barclays U.S. Aggregate Bond Index — a customized weighted index comprised of 60% MSCI All Country World Index and 40% Barclays U.S. Aggregate Bond Index.

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Barclays U.S. Aggregate Bond Index — a widely recognized unmanaged market-weighted index comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Barclays U.S. Corporate High Yield 2% Issuer Capped Index — an unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Barclays U.S. Government/Mortgage Index — an index that measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae and Freddie Mac.

Barclays U.S. Mortgage-Backed Securities Index — an unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index — an unmanaged index that tracks 3-month U.S. Treasury securities.

BofA Merrill Lynch Current 5-Year U.S. Treasury Index — an unmanaged index designed to track the total return of the current coupon five-year U.S. Treasury bond.

Citigroup Non-U.S. Dollar World Government Bond Index — an unmanaged market capitalization-weighted index that tracks 22 government bond indexes, excluding the United States.

Citigroup World Government Bond Index (hedged into USD) — a market capitalization weighted bond index consisting of government bond markets of 23 countries, including the United States.

Contract — the Funds offer their shares only to participating insurance companies. These insurance companies write variable annuity and/or variable life insurance contracts that allow the contract owner to choose a Fund as an investment option. The contract owner does not become a Fund shareholder.

Distribution Fees — fees used to support a Fund’s marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.

FTSE World Index — an unmanaged capitalization-weighted index comprised of 2,538 equities from 35 countries in 4 regions, including the United States.

FTSE World (ex U.S.) Index — an unmanaged capitalization-weighted index comprised of 1,892 equities from 34 countries, excluding the United States.

Management Fee — a fee paid to BlackRock for managing a Fund.

MSCI All Country World Index — a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

Other Expenses — include accounting, transfer agency, custody, professional fees and registration fees.

Reference Benchmark — an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index; 24% FTSE World (ex U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index.

III-20

Russell 1000® Index — an index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Russell 1000® Growth Index — an unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index — an unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Russell 2000® Index — an unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

S&P 500 Index — an unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

S&P SmallCap 600 Value Index — an unmanaged index that is a subset of the S&P 600 Index that consists of those stocks in the S&P 600 Index exhibiting the strongest value characteristics.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.

III-21

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For More Information

Funds and Service Providers

THE FUNDS

BlackRock Variable Series Funds, Inc.
100 Bellevue Parkway
Wilmington, Delaware 19809

Written Correspondence:
P.O. Box 9819
Providence, Rhode Island 02940-8019

Overnight Mail:
4400 Computer Drive
Westborough, Massachusetts 01588

(800) 441-7762

MANAGER

BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

SUB-ADVISERS

BlackRock International Limited
Exchange Place One
1 Semple Street
Edinburgh, EH3 8BL, United Kingdom

BlackRock Asset Management North Asia Limited
16/F, 2 Queen’s Road
Cheung Kong Center
Hong Kong

BlackRock (Singapore) Limited
20 Anson Road #18-01
079912 Singapore

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Deloitte & Touche LLP
1700 Market Street
Philadelphia, Pennsylvania 19103

ACCOUNTING SERVICES PROVIDER

BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

DISTRIBUTOR

BlackRock Investments, LLC
40 East 52nd Street
New York, New York 10022

CUSTODIANS

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Brown Brothers Harriman & Co.1
40 Water Street
Boston, Massachusetts 02109

COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019-6099

[1]	For BlackRock Global Allocation V.I. Fund and BlackRock Large Cap Growth V.I. Fund.

Additional Information

This prospectus contains important information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Fund’s investments. The annual report describes each Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected a Fund’s performance for the last fiscal year.

Statement of Additional Information (“SAI”)

A Statement of Additional Information, dated May 1, 2016 has been filed with the Securities and Exchange Commission (“SEC”). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 441-7762 or visiting www.blackrock.com/prospectus/insurance. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your financial professional or BlackRock Investment Services at (800) 441-7762.

World Wide Web

General Fund information and specific Fund performance, including the SAI and annual/semi-annual reports, mutual fund prospectuses and literature, can be accessed free of charge at www.blackrock.com/prospectus. Mutual fund prospectuses can also be requested via this website.

Written Correspondence

BlackRock Variable Series Funds, Inc.
PO Box 9819
Providence, Rhode Island 02940-8019

Overnight Mail

BlackRock Variable Series Funds, Inc.
4400 Computer Drive
Westborough, Massachusetts 01588

Internal Wholesalers/Broker Dealer Support

Available on any business day to support investment professionals. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of each Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about each Fund, including the SAI, by visiting the EDGAR database on the SEC’s website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549. Information about obtaining documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different from information contained in this prospectus.

The SEC and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

BLACKROCK VARIABLE SERIES FUNDS, INC.
INVESTMENT COMPANY ACT FILE NO. 811-03290

PRO-VAR-0516

STATEMENT OF ADDITIONAL INFORMATION

BlackRock Variable Series Funds, Inc.

100 Bellevue Parkway, Wilmington, Delaware 19809 •   Phone No. (800) 441-7762

BlackRock Variable Series Funds, Inc. (the “Company”) is an open-end management investment company which has a wide range of investment objectives among its twenty separate funds (hereinafter referred to as the “Funds” or individually as a “Fund”): BlackRock Basic Value V.I. Fund, BlackRock Capital Appreciation V.I. Fund, BlackRock Equity Dividend V.I. Fund, BlackRock Global Allocation V.I. Fund, BlackRock Global Opportunities V.I. Fund, BlackRock High Yield V.I. Fund, BlackRock International V.I. Fund, BlackRock iShares® Alternative Strategies V.I. Fund, BlackRock iShares® Dynamic Allocation V.I. Fund, BlackRock iShares® Dynamic Fixed Income V.I. Fund, BlackRock iShares® Equity Appreciation V.I. Fund, BlackRock Large Cap Core V.I. Fund, BlackRock Large Cap Growth V.I. Fund, BlackRock Large Cap Value V.I. Fund, BlackRock Managed Volatility V.I. Fund, BlackRock Government Money Market V.I. Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock Total Return V.I. Fund, BlackRock U.S. Government Bond V.I. Fund and BlackRock Value Opportunities V.I. Fund. Three separate classes of common stock (“Common Stock”), Class I Common Stock, Class II Common Stock and Class III Common Stock, may be issued, as applicable, for each Fund. This Statement of Additional Information of the Company is not a prospectus and should be read in conjunction with the Prospectuses of the Funds dated May 1, 2016, as they may be amended or supplemented from time to time (each, a “Prospectus”), which have been filed with the Securities and Exchange Commission (the “Commission” or the “SEC”) and can be obtained, without charge, by calling (800) 441-7762 or by writing to the Company at the above address. Each Fund’s Prospectus is incorporated by reference into this Statement of Additional Information, and Part I of this Statement of Additional Information and the portions of Part II of this Statement of Additional Information that relate to each Fund have been incorporated by reference into each Fund’s Prospectus. The portions of Part II of this Statement of Additional Information that do not relate to the Funds do not form a part of the Funds’ Statement of Additional Information, have not been incorporated by reference into each Fund’s Prospectus and should not be relied upon by investors in the Funds.

References to the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Commission, Commission staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the Commission, Commission staff or other authority.

BlackRock Advisors, LLC — Manager
BlackRock Investments, LLC — Distributor

The date of this Statement of Additional Information is May 1, 2016.

BlackRock Basic Value V.I. Fund (Class I, Class II, Class III)
BlackRock Capital Appreciation V.I. Fund (Class I, Class III)
BlackRock Equity Dividend V.I. Fund (Class I, Class III)
BlackRock Global Allocation V.I. Fund (Class I, Class II, Class III)
BlackRock Global Opportunities V.I. Fund (Class I, Class III)
BlackRock Government Money Market V.I. Fund (Class I)
BlackRock High Yield V.I. Fund (Class I, Class III)
BlackRock International V.I. Fund (Class I)
BlackRock iShares® Alternative Strategies V.I. Fund (Class I, Class III)
BlackRock iShares® Dynamic Allocation V.I. Fund (Class I, Class III)
BlackRock iShares® Dynamic Fixed Income V.I. Fund (Class I, Class III)
BlackRock iShares® Equity Appreciation V.I. Fund (Class I, Class III)
BlackRock Large Cap Core V.I. Fund (Class I, Class II, Class III)
BlackRock Large Cap Growth V.I. Fund (Class I, Class III)
BlackRock Large Cap Value V.I. Fund (Class I, Class II, Class III)
BlackRock Managed Volatility V.I. Fund (Class I, Class III)
BlackRock S&P 500 Index V.I. Fund (Class I, Class II)
BlackRock Total Return V.I. Fund (Class I, Class III)
BlackRock U.S. Government Bond V.I. Fund (Class I, Class III)
BlackRock Value Opportunities V.I. Fund (Class I, Class II, Class III)

PART I: INFORMATION ABOUT THE FUND

Part I of this Statement of Additional Information (“SAI”) sets forth information about each Fund. It includes information about the Company’s Board of Directors (the “Board” or the “Board of Directors”), the management services provided to and the management fees paid by each Fund and information about other fees applicable to and services provided to each Fund. This Part I of this SAI should be read in conjunction with each Fund’s Prospectus and those portions of Part II of this SAI that pertain to the Funds.

Shares of each Fund are sold to separate accounts (“Separate Accounts”) of insurance companies (“Insurance Companies”) to fund certain variable life insurance and/or variable annuity contracts (together, “Contracts”) issued by such companies. Certain Insurance Companies may be affiliates of BlackRock Advisors, LLC (“BlackRock” or the “Manager”). The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Contract owner, which are set forth in the Contract. A Contract owner has no interest in the shares of each Fund, but only in the Contract. A Contract is described in the prospectus for that Contract. That prospectus describes the relationship between increases or decreases in the net asset value of shares of each Fund, and any distributions on such shares, and the benefits provided under a Contract. The prospectus for the Contracts also describes various fees payable to the Insurance Companies and charges to the Separate Accounts made by the Insurance Companies with respect to the Contracts. Since shares of the Funds will be sold only to the Insurance Companies for the Separate Accounts, the terms “shareholder” and “shareholders” in this SAI refer to the Insurance Companies.

I. Investment Objectives and Policies

The investment objective of each Fund is included in its Prospectus.

Set forth below is a listing of some of the types of investments and investment strategies that each Fund may use, and the risks and considerations associated with those investments and investment strategies. Please see Part II of this SAI for further information on these investments and investment strategies. Information contained in Part II about the risks and considerations associated with investments and/or investment strategies applies only to the extent the Fund makes each type of investment or uses each investment strategy. Information that does not apply to the Fund does not form a part of the Fund’s SAI and should not be relied on by investors in the Fund.

Only information that is clearly identified as applicable to each Fund is considered to form a part of that Fund’s SAI.

	BlackRock Basic Value V.I. Fund	BlackRock Capital Appreciation V.I. Fund	BlackRock Equity Dividend V.I. Fund	BlackRock Global Allocation V.I. Fund
144A Securities	X	X	X	X
Asset-Backed Securities				X
Asset-Based Securities		X		X
Precious Metal-Related Securities		X	X	X
Bank Loans				X
Borrowing and Leverage	X	X	X	X
Cash Flows; Expenses
Cash Management	X	X		X
Collateralized Debt Obligations				X
Collateralized Bond Obligations				X
Collateralized Loan Obligations				X
Commercial Paper	X	X	X	X
Commodity-Linked Derivative Instruments and Hybrid Instruments				X
Qualifying Hybrid Instruments				X
Hybrid Instruments Without Principal Protection				X
Limitations on Leverage				X
Counterparty Risk				X
Convertible Securities	X	X	X	X
Cyber Security Issues	X	X	X	X
Debt Securities	X	X	X	X
Depositary Receipts (ADRs, EDRs and GDRs)	X	X	X	X
Derivatives	X	X	X	X

	BlackRock Basic Value V.I. Fund	BlackRock Capital Appreciation V.I. Fund	BlackRock Equity Dividend V.I. Fund	BlackRock Global Allocation V.I. Fund
Hedging	X	X	X	X
Indexed and Inverse Securities	X	X	X	X
Swap Agreements	X	X	X	X
Interest Rate Swaps, Caps and Floors				X
Credit Default Swap Agreements and Similar Instruments				X
Contracts for Difference			X	X
Credit Linked Securities				X
Interest Rate Transactions and Swaptions				X
Total Return Swap Agreements				X
Types of Options	X	X	X	X
Options on Securities and Securities Indices	X	X	X	X
Call Options	X	X	X	X
Put Options	X	X	X	X
Options on Government National Mortgage Association (“GNMA”) Certificates		X	X	X
Risks Associated with Options	X	X	X	X
Futures	X	X	X	X
Risks Associated with Futures	X	X	X	X
Foreign Exchange Transactions	X	X	X	X
Forward Foreign Exchange Transactions	X	X	X	X
Currency Futures	X	X	X	X
Currency Options	X	X	X	X
Currency Swaps	X	X	X	X
Limitations on Currency Transactions	X	X	X	X
Risk Factors in Hedging Foreign Currency	X	X	X	X
Risk Factors in Derivatives	X	X	X	X
Credit Risk	X	X	X	X
Currency Risk	X	X	X	X
Leverage Risk	X	X	X	X
Liquidity Risk	X	X	X	X
Correlation Risk	X	X	X	X
Index Risk	X	X	X	X
Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives	X	X	X	X
Distressed Securities	X			X
Dollar Rolls				X
Equity Securities	X	X	X	X
Exchange Traded Notes (“ETNs”)				X
Foreign Investment Risks	X	X	X	X
Foreign Market Risk	X	X	X	X
Foreign Economy Risk	X	X	X	X
Currency Risk and Exchange Risk	X	X	X	X
Governmental Supervision and Regulation/Accounting Standards	X	X	X	X
Certain Risks of Holding Fund Assets Outside the United States	X	X	X	X
Publicly Available Information	X	X	X	X
Settlement Risk	X	X	X	X
Funding Agreements	X
Guarantees
Illiquid or Restricted Securities	X	X	X	X
Inflation-Indexed Bonds				X
Inflation Risk	X	X	X	X
Information Concerning the Indexes
Standard & Poor’s 500 Index
Russell Indexes
MSCI Indexes
FTSE Indexes
Initial Public Offering (“IPO”) Risk	X	X	X	X

	BlackRock Basic Value V.I. Fund	BlackRock Capital Appreciation V.I. Fund	BlackRock Equity Dividend V.I. Fund	BlackRock Global Allocation V.I. Fund
Investment Grade Debt Obligations	X	X	X	X
Investment in Emerging Markets	X		X	X
Brady Bonds
Investment in Other Investment Companies	X	X	X	X
Exchange Traded Funds	X	X	X	X
Junk Bonds	X			X
Lease Obligations
Life Settlement Investments
Liquidity Management	X	X	X	X
Master Limited Partnerships	X		X	X
Merger Transaction Risk	X
Mezzanine Investments				X
Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks	X	X	X	X
Money Market Securities	X	X	X	X
Mortgage-Related Securities			X	X
Mortgage-Backed Securities			X	X
Collateralized Mortgage Obligations (“CMOs”)			X	X
Adjustable Rate Mortgage Securities
CMO Residuals
Stripped Mortgage-Backed Securities
Tiered Index Bonds
TBA Commitments		X	X	X
Municipal Investments				X
Risk Factors and Special Considerations Relating to Municipal Bonds				X
Description of Municipal Bonds				X
General Obligation Bonds				X
Revenue Bonds				X
Private Activity Bonds (“PABs”)				X
Moral Obligation Bonds
Municipal Notes
Municipal Commercial Paper
Municipal Lease Obligations
Tender Option Bonds				X
Yields
Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs
Transactions in Financial Futures Contracts
Call Rights
Municipal Interest Rate Swap Transactions
Insured Municipal Bonds
Build America Bonds
Net Interest Margin (“NIM”) Securities
Participation Notes				X
Pay-in-kind Bonds	X			X
Portfolio Turnover Rates	X	X		X
Preferred Stock	X	X	X	X
Real Estate Related Securities	X	X	X	X
Real Estate Investment Trusts (“REITs”)	X	X	X	X
Repurchase Agreements and Purchase and Sale Contracts	X	X	X	X
Reverse Repurchase Agreements		X		X
Rights Offerings and Warrants to Purchase	X	X	X	X
Risk of Investing in China		X		X
Securities Lending	X	X	X	X
Securities of Smaller or Emerging Growth Companies	X	X	X	X
Short Sales				X

	BlackRock Basic Value V.I. Fund	BlackRock Capital Appreciation V.I. Fund	BlackRock Equity Dividend V.I. Fund	BlackRock Global Allocation V.I. Fund
Sovereign Debt		X		X
Standby Commitment Agreements	X	X		X
Stripped Securities				X
Structured Notes	X			X
Supranational Entities			X	X
Tax-Exempt Derivatives
Tax-Exempt Preferred Shares
Taxability Risk
Trust Preferred Securities	X	X	X	X
U.S. Government Obligations	X	X	X	X
U.S. Treasury Obligations	X	X	X	X
Utility Industries	X	X	X	X
When Issued Securities, Delayed Delivery Securities and Forward Commitments	X	X	X	X
Yields and Ratings	X			X
Zero Coupon Securities	X			X

	BlackRock Global Opportunities V.I. Fund	BlackRock U.S. Government Bond V.I. Fund	BlackRock High Yield V.I. Fund	BlackRock International V.I. Fund
144A Securities	X	X	X	X
Asset-Backed Securities	X	X	X	X
Asset-Based Securities		X	X
Precious Metal-Related Securities	X	X	X	X
Bank Loans	X	X	X
Borrowing and Leverage	X	X	X	X
Cash Flows; Expenses		X	X
Cash Management		X	X	X
Collateralized Debt Obligations	X	X	X
Collateralized Bond Obligations	X	X	X
Collateralized Loan Obligations	X	X	X
Commercial Paper		X	X	X
Commodity-Linked Derivative Instruments and Hybrid Instruments			X
Qualifying Hybrid Instruments
Hybrid Instruments Without Principal Protection
Limitations on Leverage
Counterparty Risk
Convertible Securities	X	X	X	X
Cyber Security Issues	X	X	X	X
Debt Securities	X	X	X	X
Depositary Receipts (ADRs, EDRs and GDRs)	X	X	X	X
Derivatives	X	X	X	X
Hedging	X	X	X	X
Indexed and Inverse Securities	X	X	X	X
Swap Agreements	X	X	X	X
Interest Rate Swaps, Caps and Floors		X	X
Credit Default Swap Agreements and Similar Instruments	X	X	X
Contracts for Difference
Credit Linked Securities	X	X	X
Interest Rate Transactions and Swaptions	X	See note 1 below	See note 1 below	X
Total Return Swap Agreements	X	X	X

[1]	The Fund may purchase (but not write) interest rate options.

	BlackRock Global Opportunities V.I. Fund	BlackRock U.S. Government Bond V.I. Fund	BlackRock High Yield V.I. Fund	BlackRock International V.I. Fund
Types of Options	X	See notes 1 and 2 below	See note 1 below	X
Options on Securities and Securities Indices	X	X	X	X
Call Options	X	See notes 1 and 2 below	See note 1 below	X
Put Options	X	See notes 1 and 2 below	See note 1 below	X
Options on Government National Mortgage Association (“GNMA”) Certificates		X
Risks Associated with Options	X	X	X	X
Futures	X	X	X	X
Risks Associated with Futures	X	X	X	X
Foreign Exchange Transactions	X	X	X	X
Forward Foreign Exchange Transactions	X	X	X	X
Currency Futures	X	X	X	X
Currency Options	See note 2 below	See note 2 below	X	X
Currency Swaps	X	X	X	X
Limitations on Currency Transactions		X	X	X
Risk Factors in Hedging Foreign Currency	X	X	X	X
Risk Factors in Derivatives	X	X	X	X
Credit Risk	X	X	X	X
Currency Risk	X	X	X	X
Leverage Risk	X	X	X	X
Liquidity Risk	X	X	X	X
Correlation Risk	X	X	X
Index Risk	X	X	X
Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives	X	X	X	X
Distressed Securities	X		X
Dollar Rolls	X	X	X	X
Equity Securities	X		X	X
Exchange Traded Notes (“ETNs”)
Foreign Investment Risks	X	X	X	X
Foreign Market Risk	X	X	X	X
Foreign Economy Risk	X	X	X	X
Currency Risk and Exchange Risk	X	X	X	X
Governmental Supervision and Regulation/Accounting Standards	X	X	X	X
Certain Risks of Holding Fund Assets Outside the United States	X	X	X	X
Publicly Available Information	X	X	X	X
Settlement Risk	X	X	X	X
Funding Agreements		X	X
Guarantees	X	X	X
Illiquid or Restricted Securities	X	X	X	X
Inflation-Indexed Bonds		X
Inflation Risk	X	X	X	X
Information Concerning the Indexes
Standard & Poor’s 500 Index
Russell Indexes
MSCI Indexes
FTSE Indexes
Initial Public Offering (“IPO”) Risk	X		X	X
Investment Grade Debt Obligations	X	X	X	X
Investment in Emerging Markets	X	X	X	X
Brady Bonds			X
Investment in Other Investment Companies	X	X	X	X

[1]	The Fund may purchase (but not write) interest rate options.
[2]	The Fund may purchase (but not write) currency options.

	BlackRock Global Opportunities V.I. Fund	BlackRock U.S. Government Bond V.I. Fund	BlackRock High Yield V.I. Fund	BlackRock International V.I. Fund
Exchange Traded Funds	X	X	X	X
Junk Bonds	X		X	X
Lease Obligations	X	X	X
Life Settlement Investments
Liquidity Management	X	X	X	X
Master Limited Partnerships	X		X
Merger Transaction Risk
Mezzanine Investments	X		X
Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks	X	X	X	X
Money Market Securities		X	X	X
Mortgage-Related Securities	X	X	X	X
Mortgage-Backed Securities	X	X	X	X
Collateralized Mortgage Obligations (“CMOs”)	X	X	X
Adjustable Rate Mortgage Securities		X	X
CMO Residuals		X
Stripped Mortgage-Backed Securities		X
Tiered Index Bonds		X
TBA Commitments		X	X
Municipal Investments		X	X
Risk Factors and Special Considerations Relating to Municipal Bonds		X	X
Description of Municipal Bonds		X	X
General Obligation Bonds		X	X
Revenue Bonds		X	X
Private Activity Bonds (“PABs”)		X	X
Moral Obligation Bonds		X	X
Municipal Notes		X	X
Municipal Commercial Paper		X	X
Municipal Lease Obligations		X	X
Tender Option Bonds		X	X
Yields		X	X
Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs		X	X
Transactions in Financial Futures Contracts		X	X
Call Rights		X	X
Municipal Interest Rate Swap Transactions		X	X
Insured Municipal Bonds		X	X
Build America Bonds		X	X
Net Interest Margin (“NIM”) Securities
Participation Notes	X			X
Pay-in-kind Bonds	X	X	X
Portfolio Turnover Rates	X	X	X	X
Preferred Stock	X	X	X	X
Real Estate Related Securities	X	X		X
Real Estate Investment Trusts (“REITs”)	X	X	X	X
Repurchase Agreements and Purchase and Sale Contracts	X	X	X	X
Reverse Repurchase Agreements	X	X	X	X
Rights Offerings and Warrants to Purchase	X	X	X	X
Risk of Investing in China	X			X
Securities Lending	X	X	X	X
Securities of Smaller or Emerging Growth Companies	X			X
Short Sales	See note 3 below	See note 4 below	See note 4 below

[3]	The Fund may only make short sales against the box and with respect to short positions in forward currency contracts, options, futures contracts and options on futures contracts.
[4]	The Fund may only make short sales against the box and with respect to futures contracts and related options.

	BlackRock Global Opportunities V.I. Fund	BlackRock U.S. Government Bond V.I. Fund	BlackRock High Yield V.I. Fund	BlackRock International V.I. Fund
Sovereign Debt	X	X	X	X
Standby Commitment Agreements		X		X
Stripped Securities	X	X	X
Structured Notes		X	X	X
Supranational Entities	X	X	X
Tax-Exempt Derivatives
Tax-Exempt Preferred Shares
Taxability Risk		X
Trust Preferred Securities		X	X
U.S. Government Obligations	X	X	X	X
U.S. Treasury Obligations	X	X	X	X
Utility Industries	X		X	X
Warrants				X
When Issued Securities, Delayed Delivery Securities and Forward Commitments	X	X	X	X
Yields and Ratings	X	X	X
Zero Coupon Securities	X	X	X

	BlackRock iShares® Alternative Strategies V.I. Fund	BlackRock iShares® Dynamic Allocation V.I. Fund	BlackRock iShares® Dynamic Fixed Income V.I. Fund	BlackRock iShares® Equity Appreciation V.I. Fund
144A Securities	X	X	X	X
Asset-Backed Securities	X	X	X	X
Asset-Based Securities	X	X	X	X
Precious Metal-Related Securities	X	X	X	X
Bank Loans	X	X	X	X
Borrowing and Leverage	X	X	X	X
Cash Flows; Expenses	X	X	X	X
Cash Management	X	X	X	X
Collateralized Debt Obligations	X	X	X	X
Collateralized Bond Obligations	X	X	X	X
Collateralized Loan Obligations	X	X	X	X
Commercial Paper	X	X	X	X
Commodity-Linked Derivative Instruments and Hybrid Instruments	X	X	X	X
Qualifying Hybrid Instruments	X	X	X	X
Hybrid Instruments Without Principal Protection	X	X	X	X
Limitations on Leverage	X	X	X	X
Counterparty Risk	X	X	X	X
Convertible Securities	X	X	X	X
Cyber Security Issues	X	X	X	X
Debt Securities	X	X	X	X
Depositary Receipts (ADRs, EDRs and GDRs)	X	X	X	X
Derivatives	X	X	X	X
Hedging	X	X	X	X
Indexed and Inverse Securities	X	X	X	X
Swap Agreements	X	X	X	X
Interest Rate Swaps, Caps and Floors	X	X	X	X
Credit Default Swap Agreements and Similar Instruments	X	X	X	X
Contracts for Difference	X	X	X	X
Credit Linked Securities	X	X	X	X
Interest Rate Transactions and Swaptions	X	X	X	X

	BlackRock iShares® Alternative Strategies V.I. Fund	BlackRock iShares® Dynamic Allocation V.I. Fund	BlackRock iShares® Dynamic Fixed Income V.I. Fund	BlackRock iShares® Equity Appreciation V.I. Fund
Total Return Swap Agreements	X	X	X	X
Types of Options	X	X	X	X
Options on Securities and Securities Indices	X	X	X	X
Call Options	X	X	X	X
Put Options	X	X	X	X
Options on Government National Mortgage Association (“GNMA”) Certificates	X	X	X	X
Risks Associated with Options	X	X	X	X
Futures	X	X	X	X
Risks Associated with Futures	X	X	X	X
Foreign Exchange Transactions	X	X	X	X
Forward Foreign Exchange Transactions	X	X	X	X
Currency Futures	X	X	X	X
Currency Options	X	X	X	X
Currency Swaps	X	X	X	X
Limitations on Currency Transactions	X	X	X	X
Risk Factors in Hedging Foreign Currency	X	X	X	X
Risk Factors in Derivatives	X	X	X	X
Credit Risk	X	X	X	X
Currency Risk	X	X	X	X
Leverage Risk	X	X	X	X
Liquidity Risk	X	X	X	X
Correlation Risk	X	X	X	X
Index Risk	X	X	X	X
Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives	X	X	X	X
Distressed Securities	X	X	X	X
Dollar Rolls	X	X	X	X
Equity Securities	X	X	X	X
Exchange Traded Notes (“ETNs”)	X	X	X	X
Foreign Investment Risks	X	X	X	X
Foreign Market Risk	X	X	X	X
Foreign Economy Risk	X	X	X	X
Currency Risk and Exchange Risk	X	X	X	X
Governmental Supervision and Regulation/Accounting Standards	X	X	X	X
Certain Risks of Holding Fund Assets Outside the United States	X	X	X	X
Publicly Available Information	X	X	X	X
Settlement Risk	X	X	X	X
Funding Agreements	X	X	X	X
Guarantees	X	X	X	X
Illiquid or Restricted Securities	X	X	X	X
Inflation-Indexed Bonds	X	X	X	X
Inflation Risk	X	X	X	X
Information Concerning the Indexes	X	X	X	X
Standard & Poor’s 500 Index	X	X	X	X
Russell Indexes	X	X	X	X
MSCI Indexes	X	X	X	X
FTSE Indexes	X	X	X	X
Initial Public Offering (“IPO”) Risk	X	X	X	X
Investment Grade Debt Obligations	X	X	X	X
Investment in Emerging Markets	X	X	X	X
Brady Bonds	X	X	X	X
Investment in Other Investment Companies	X	X	X	X
Exchange Traded Funds	X	X	X	X

	BlackRock iShares® Alternative Strategies V.I. Fund	BlackRock iShares® Dynamic Allocation V.I. Fund	BlackRock iShares® Dynamic Fixed Income V.I. Fund	BlackRock iShares® Equity Appreciation V.I. Fund
Junk Bonds	X	X	X	X
Lease Obligations	X	X	X	X
Life Settlement Investments	X	X	X	X
Liquidity Management	X	X	X	X
Master Limited Partnerships	X	X	X	X
Merger Transaction Risk	X	X	X	X
Mezzanine Investments	X	X	X	X
Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks	X	X	X	X
Money Market Securities	X	X	X	X
Mortgage-Related Securities	X	X	X	X
Mortgage-Backed Securities	X	X	X	X
Collateralized Mortgage Obligations (“CMOs”)	X	X	X	X
Adjustable Rate Mortgage Securities	X	X	X	X
CMO Residuals	X	X	X	X
Stripped Mortgage-Backed Securities	X	X	X	X
Tiered Index Bonds	X	X	X	X
TBA Commitments	X	X	X	X
Municipal Investments	X	X	X	X
Risk Factors and Special Considerations Relating to Municipal Bonds	X	X	X	X
Description of Municipal Bonds	X	X	X	X
General Obligation Bonds	X	X	X	X
Revenue Bonds	X	X	X	X
Private Activity Bonds (“PABs”)	X	X	X	X
Moral Obligation Bonds	X	X	X	X
Municipal Notes	X	X	X	X
Municipal Commercial Paper	X	X	X	X
Municipal Lease Obligations	X	X	X	X
Tender Option Bonds	X	X	X	X
Yields	X	X	X	X
Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs	X	X	X	X
Transactions in Financial Futures Contracts	X	X	X	X
Call Rights	X	X	X	X
Municipal Interest Rate Swap Transactions	X	X	X	X
Insured Municipal Bonds	X	X	X	X
Tax Credit Bonds	X	X	X	X
Build America Bonds	X	X	X	X
Net Interest Margin (“NIM”) Securities	X	X	X	X
Participation Notes	X	X	X	X
Pay-in-kind Bonds	X	X	X	X
Portfolio Turnover Rates	X	X	X	X
Preferred Stock	X	X	X	X
Real Estate Related Securities	X	X	X	X
Real Estate Investment Trusts (“REITs”)	X	X	X	X
Repurchase Agreements and Purchase and Sale Contracts	X	X	X	X
Reverse Repurchase Agreements	X	X	X	X
Rights Offerings and Warrants to Purchase	X	X	X	X
Risk of Investing in China	X	X	X	X
Securities Lending	X	X	X	X
Securities of Smaller or Emerging Growth Companies	X	X	X	X
Short Sales	X	X	X	X
Sovereign Debt	X	X	X	X

	BlackRock iShares® Alternative Strategies V.I. Fund	BlackRock iShares® Dynamic Allocation V.I. Fund	BlackRock iShares® Dynamic Fixed Income V.I. Fund	BlackRock iShares® Equity Appreciation V.I. Fund
Standby Commitment Agreements	X	X	X	X
Stripped Securities	X	X	X	X
Structured Notes	X	X	X	X
Supranational Entities	X	X	X	X
Tax-Exempt Derivatives	X	X	X	X
Tax-Exempt Preferred Shares	X	X	X	X
Taxability Risk	X	X	X	X
Trust Preferred Securities	X	X	X	X
U.S. Government Obligations	X	X	X	X
U.S. Treasury Obligations	X	X	X	X
Utility Industries	X	X	X	X
When Issued Securities, Delayed Delivery Securities and Forward Commitments	X	X	X	X
Yields and Ratings	X	X	X	X
Zero Coupon Securities	X	X	X	X

	BlackRock Large Cap Core V.I. Fund	BlackRock Large Cap Growth V.I. Fund	BlackRock Large Cap Value V.I. Fund	BlackRock Managed Volatility V.I. Fund
144A Securities	X	X	X	X
Asset-Backed Securities				X
Asset-Based Securities				X
Precious Metal-Related Securities	X	X	X	X
Bank Loans				X
Borrowing and Leverage	X	X	X	X
Cash Flows; Expenses	X	X	X	X
Cash Management	X	X	X	X
Collateralized Debt Obligations				X
Collateralized Bond Obligations				X
Collateralized Loan Obligations				X
Commercial Paper	X	X	X	X
Commodity-Linked Derivative Instruments and Hybrid Instruments
Qualifying Hybrid Instruments
Hybrid Instruments Without Principal Protection
Limitations on Leverage
Counterparty Risk
Convertible Securities	X	X	X	X
Cyber Security Issues	X	X	X	X
Debt Securities	X	X	X	X
Depositary Receipts (ADRs, EDRs and GDRs)	X	X	X	X
Derivatives	X	X	X	X
Hedging	X	X	X	X
Indexed and Inverse Securities	X	X	X	X
Swap Agreements	X	X	X	X
Interest Rate Swaps, Caps and Floors				X
Credit Default Swap Agreements and Similar Instruments				X
Contracts for Difference				X
Credit Linked Securities				X
Interest Rate Transactions and Swaptions				X
Total Return Swap Agreements	X	X	X	X
Types of Options	X	X	X	X
Options on Securities and Securities Indices	X	X	X	X
Call Options	X	X	X	X

	BlackRock Large Cap Core V.I. Fund	BlackRock Large Cap Growth V.I. Fund	BlackRock Large Cap Value V.I. Fund	BlackRock Managed Volatility V.I. Fund
Put Options	X	X	X	X
Options on Government National Mortgage Association (“GNMA”) Certificates				X
Risks Associated with Options	X	X	X	X
Futures	X	X	X	X
Risks Associated with Futures	X	X	X	X
Foreign Exchange Transactions	X	X	X	X
Forward Foreign Exchange Transactions	X	X	X	X
Currency Futures	X	X	X	X
Currency Options	X	X	X	X
Currency Swaps	X	X	X	X
Limitations on Currency Transactions	X	X	X	X
Risk Factors in Hedging Foreign Currency	X	X	X	X
Risk Factors in Derivatives	X	X	X	X
Credit Risk	X	X	X	X
Currency Risk	X	X	X	X
Leverage Risk	X	X	X	X
Liquidity Risk	X	X	X	X
Correlation Risk	X	X	X	X
Index Risk				X
Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives	X	X	X	X
Distressed Securities				X
Dollar Rolls				X
Equity Securities	X	X	X	X
Exchange Traded Notes (“ETNs”)				X
Foreign Investment Risks	X	X	X	X
Foreign Market Risk	X	X	X	X
Foreign Economy Risk	X	X	X	X
Currency Risk and Exchange Risk	X	X	X	X
Governmental Supervision and Regulation/Accounting Standards	X	X	X	X
Certain Risks of Holding Fund Assets Outside the United States	X	X	X	X
Publicly Available Information	X	X	X	X
Settlement Risk	X	X	X	X
Funding Agreements				X
Guarantees				X
Illiquid or Restricted Securities	X	X	X	X
Inflation-Indexed Bonds				X
Inflation Risk	X	X	X	X
Information Concerning the Indexes				X
Standard & Poor’s 500 Index				X
Russell Indexes				X
MSCI Indexes				X
FTSE Indexes
Initial Public Offering (“IPO”) Risk	X	X	X	X
Investment Grade Debt Obligations	X	X	X	X
Investment in Emerging Markets	X	X	X	X
Brady Bonds				X
Investment in Other Investment Companies	X	X	X	X
Exchange Traded Funds	X	X	X	X
Junk Bonds				X
Lease Obligations				X
Life Settlement Investments
Liquidity Management	X	X	X	X
Master Limited Partnerships	X	X	X	X

	BlackRock Large Cap Core V.I. Fund	BlackRock Large Cap Growth V.I. Fund	BlackRock Large Cap Value V.I. Fund	BlackRock Managed Volatility V.I. Fund
Merger Transaction Risk	X	X	X
Mezzanine Investments				X
Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks				X
Money Market Securities	X	X	X	X
Mortgage-Related Securities				X
Mortgage-Backed Securities				X
Collateralized Mortgage Obligations (“CMOs”)				X
Adjustable Rate Mortgage Securities				X
CMO Residuals
Stripped Mortgage-Backed Securities				X
Tiered Index Bonds				X
TBA Commitments				X
Municipal Investments				X
Risk Factors and Special Considerations Relating to Municipal Bonds				X
Description of Municipal Bonds				X
General Obligation Bonds				X
Revenue Bonds				X
Private Activity Bonds (“PABs”)				X
Moral Obligation Bonds
Municipal Notes				X
Municipal Commercial Paper				X
Municipal Lease Obligations				X
Tender Option Bonds				X
Yields				X
Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs				X
Transactions in Financial Futures Contracts				X
Call Rights				X
Municipal Interest Rate Swap Transactions				X
Insured Municipal Bonds				X
Build America Bonds				X
Net Interest Margin (“NIM”) Securities				X
Participation Notes				X
Pay-in-kind Bonds				X
Portfolio Turnover Rates	X	X	X	X
Preferred Stock	X	X	X	X
Real Estate Related Securities	X	X	X	X
Real Estate Investment Trusts (“REITs”)	X	X	X	X
Repurchase Agreements and Purchase and Sale Contracts	X	X	X	X
Reverse Repurchase Agreements				X
Rights Offerings and Warrants to Purchase	X	X	X	X
Risk of Investing in China
Securities Lending	X	X	X	X
Securities of Smaller or Emerging Growth Companies				X
Short Sales				X
Sovereign Debt				X
Standby Commitment Agreements	X	X	X
Stripped Securities
Structured Notes				X
Supranational Entities				X
Tax-Exempt Derivatives				X
Tax-Exempt Preferred Shares				X
Taxability Risk
Trust Preferred Securities

	BlackRock Large Cap Core V.I. Fund	BlackRock Large Cap Growth V.I. Fund	BlackRock Large Cap Value V.I. Fund	BlackRock Managed Volatility V.I. Fund
U.S. Government Obligations	X	X	X	X
U.S. Treasury Obligations	X	X	X	X
Utility Industries	X	X	X	X
When Issued Securities, Delayed Delivery Securities and Forward Commitments	X	X	X	X
Yields and Ratings	X	X	X	X
Zero Coupon Securities				X

	BlackRock S&P 500 Index V.I. Fund	BlackRock Total Return V.I. Fund	BlackRock Value Opportunities V.I. Fund
144A Securities	X	X	X
Asset-Backed Securities		X	X
Asset-Based Securities	X	X	X
Precious Metal-Related Securities	X	X	X
Bank Loans		X
Borrowing and Leverage	X	X	X
Cash Flows; Expenses	X	X
Cash Management	X	X	X
Collateralized Debt Obligations		X
Collateralized Bond Obligations		X
Collateralized Loan Obligations		X
Commercial Paper	X	X	X
Commodity-Linked Derivative Instruments and Hybrid Instruments		X	X
Qualifying Hybrid Instruments		X	X
Hybrid Instruments Without Principal Protection		X	X
Limitations on Leverage		X	X
Counterparty Risk		X	X
Convertible Securities	X	X	X
Cyber Security Issues	X	X	X
Debt Securities	X	X	X
Depositary Receipts (ADRs, EDRs and GDRs)		X	X
Derivatives	X	X	X
Hedging	X	X	X
Indexed and Inverse Securities	X	X	X
Swap Agreements		X	X
Interest Rate Swaps, Caps and Floors		X
Credit Default Swap Agreements and Similar Instruments		X
Contracts for Difference		X
Credit Linked Securities		X
Interest Rate Transactions and Swaptions		X	X
Total Return Swap Agreements		X
Types of Options		X	X
Options on Securities and Securities Indices		X	X
Call Options		X	X
Put Options		X	X
Options on Government National Mortgage Association (“GNMA”) Certificates		X	X
Risks Associated with Options		X	X
Futures	X	X	X
Risks Associated with Futures	X	X	X
Foreign Exchange Transactions		X	X
Forward Foreign Exchange Transactions		X	X
Currency Futures		X	X
Currency Options		X	X
Currency Swaps		X	X

	BlackRock S&P 500 Index V.I. Fund	BlackRock Total Return V.I. Fund	BlackRock Value Opportunities V.I. Fund
Limitations on Currency Transactions		X	X
Risk Factors in Hedging Foreign Currency		X	X
Risk Factors in Derivatives	X	X	X
Credit Risk	X	X	X
Currency Risk		X	X
Leverage Risk	X	X	X
Liquidity Risk	X	X	X
Correlation Risk	X	X
Index Risk	X	X
Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives	X	X	X
Distressed Securities		X
Dollar Rolls		X
Equity Securities	X	X	X
Exchange Traded Notes (“ETNs”)		X
Foreign Investment Risks		X	X
Foreign Market Risk		X	X
Foreign Economy Risk		X	X
Currency Risk and Exchange Risk		X	X
Governmental Supervision and Regulation/Accounting Standards	X	X	X
Certain Risks of Holding Fund Assets Outside the United States		X	X
Publicly Available Information	X	X	X
Settlement Risk	X	X	X
Funding Agreements
Guarantees
Illiquid or Restricted Securities	X	X	X
Inflation-Indexed Bonds		X
Inflation Risk	X	X	X
Information Concerning the Indexes	X
Standard & Poor’s 500 Index	X
Russell Indexes
MSCI Indexes
FTSE Indexes
Initial Public Offering (“IPO”) Risk	X		X
Investment Grade Debt Obligations		X	X
Investment in Emerging Markets		X	X
Brady Bonds		X
Investment in Other Investment Companies	X	X	X
Exchange Traded Funds	X	X	X
Junk Bonds		X	X
Lease Obligations
Life Settlement Investments
Liquidity Management		X	X
Master Limited Partnerships	X	X	X
Merger Transaction Risk	X		X
Mezzanine Investments		X	X
Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks	X	X	X
Money Market Securities	X	X	X
Mortgage-Related Securities		X	X
Mortgage-Backed Securities		X	X
Collateralized Mortgage Obligations (“CMOs”)		X
Adjustable Rate Mortgage Securities		X
CMO Residuals		X
Stripped Mortgage-Backed Securities		X
Tiered Index Bonds		X

	BlackRock S&P 500 Index V.I. Fund	BlackRock Total Return V.I. Fund	BlackRock Value Opportunities V.I. Fund
TBA Commitments	X	X	X
Municipal Investments		X
Risk Factors and Special Considerations Relating to Municipal Bonds		X
Description of Municipal Bonds		X
General Obligation Bonds		X
Revenue Bonds		X
Private Activity Bonds (“PABs”)		X
Moral Obligation Bonds		X
Municipal Notes		X
Municipal Commercial Paper		X
Municipal Lease Obligations		X
Tender Option Bonds		X
Yields		X
Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs		X
Transactions in Financial Futures Contracts		X
Call Rights		X
Municipal Interest Rate Swap Transactions		X
Insured Municipal Bonds		X
Build America Bonds		X
Net Interest Margin (“NIM”) Securities
Participation Notes			X
Pay-in-kind Bonds		X
Portfolio Turnover Rates	X	X	X
Preferred Stock	X	X	X
Real Estate Related Securities	X	X	X
Real Estate Investment Trusts (“REITs”)	X	X	X
Repurchase Agreements and Purchase and Sale Contracts	X	X	X
Reverse Repurchase Agreements		X	X
Rights Offerings and Warrants to Purchase	X	X	X
Risk of Investing in China		X	X
Securities Lending	X	X	X
Securities of Smaller or Emerging Growth Companies	X	X	X
Short Sales	See note 5 below	X	X
Sovereign Debt		X	X
Standby Commitment Agreements	X	X	X
Stripped Securities		X	X
Structured Notes		X	X
Supranational Entities		X	X
Tax-Exempt Derivatives
Tax-Exempt Preferred Shares
Taxability Risk
Trust Preferred Securities	X	X	X
U.S. Government Obligations	X	X	X
U.S. Treasury Obligations	X	X	X
Utility Industries	X	X	X
When Issued Securities, Delayed Delivery Securities and Forward Commitments	X	X	X
Yields and Ratings	X	X
Zero Coupon Securities	X	X	X

[5]	The Fund may only make short sales against the box.

Government Money Market V.I Fund
Bank Money Instruments
Commercial Paper and Other Short Term Obligations
Cyber Security Issues	X
Foreign Bank Money Instruments
Foreign Short Term Debt Instruments
Forward Commitments
Investment in Other Investment Companies	X
Municipal Investments
Municipal Securities
Municipal Securities — Derivatives Products
Municipal Notes
Municipal Commercial Paper
Municipal Lease Obligations
Municipal Securities — Short-Term Maturity Standards
Municipal Securities — Quality Standards
Municipal Securities — Other Factors
Single State Risk
VRDOs and Participating VRDOs
Purchase of Securities with Fixed Price “Puts”
Repurchase Agreements and Purchase and Sale Contracts	X
Reverse Repurchase Agreements	X
Rule 2a-7 Requirements	X
Securities Lending	X
Structured Notes
Taxable Money Market Securities	X
U.S. Government Obligations	X
Variable and Floating Rate Instruments	X
When-Issued Securities and Delayed Delivery Securities and Forward Commitments	X

Insurance Law Restrictions. In order for shares of each Fund to remain eligible investments for the Separate Accounts, it may be necessary, from time to time, for the Fund to limit its investments in certain types of securities in accordance with the insurance laws or regulations of the various states in which the Contracts are sold. New York insurance law requires that investments of each Fund be made with the degree of care of an “ordinarily prudent person.” The Manager believes that compliance with this standard will not have any negative impact on the performance of the Funds.

Other Considerations. The Manager will use its best efforts to assure that each Fund complies with certain investment limitations of the Internal Revenue Service (“IRS”) to assure favorable income tax treatment for the Contracts. It is not expected that such investment limitations will materially affect the ability of each Fund to achieve its investment objective.

Regulation Regarding Derivatives. The Commodity Futures Trading Commission (“CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. The CFTC also subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company invests in one or more commodity pools. To the extent a Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments.

BlackRock has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA (“Rule 4.5”) with respect to BlackRock Basic Value V.I. Fund, BlackRock Capital Appreciation V.I. Fund, BlackRock Equity Dividend V.I. Fund, BlackRock Global Opportunities V.I. Fund, BlackRock Government Money Market V.I. Fund, BlackRock International V.I. Fund, BlackRock iShares® Alternative Strategies V.I. Fund, BlackRock iShares® Dynamic Allocation V.I. Fund, BlackRock iShares® Dynamic Fixed Income V.I. Fund, BlackRock iShares® Equity Appreciation V.I. Fund, BlackRock Large Cap Core V.I. Fund, BlackRock Large Cap Growth V.I. Fund, BlackRock Large Cap Value V.I. Fund, BlackRock S&P 500 Index V.I. Fund and BlackRock Value Opportunities V.I. Fund. BlackRock is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of such Funds.

Due to BlackRock Total Return V.I. Fund’s and BlackRock U.S. Government Bond V.I. Fund’s potential use of CFTC Derivatives above the prescribed levels, however, each of BlackRock Total Return V.I. Fund and BlackRock U.S. Government Bond V.I. Fund will be considered a “commodity pool” under the CEA. Accordingly, BlackRock, the adviser of BlackRock Total Return V.I. Fund and BlackRock U.S. Government Bond V.I. Fund, has registered as a “commodity pool operator” and is subject to CFTC regulation in respect of such Funds.

BlackRock Global Allocation V.I. Fund, BlackRock High Yield V.I. Fund and BlackRock Managed Volatility V.I. Fund may also have investments in “underlying funds” (and such underlying funds themselves may invest in underlying funds) not advised by BlackRock (which for purposes of the no-action letter referenced below may include certain securitized vehicles, mortgage real estate investment trusts and/or investment companies that may invest in CFTC Derivatives), and therefore may be viewed by the CFTC as commodity pools. BlackRock has no transparency into the holdings of these underlying funds because they are not advised by BlackRock. To address this issue of lack of transparency, the CFTC staff issued a no-action letter on November 29, 2012 permitting the adviser of a fund that invests in such underlying funds and that would otherwise have filed a claim of exclusion pursuant to Rule 4.5 to delay registration as a “commodity pool operator” until six months from the date on which the CFTC issues additional guidance on the treatment of CFTC Derivatives held by underlying funds. BlackRock, the adviser of BlackRock Global Allocation V.I. Fund, BlackRock High Yield V.I. Fund and BlackRock Managed Volatility V.I. Fund, has filed a claim with the CFTC for such Funds to rely on this no-action relief. Accordingly, BlackRock is not subject to registration or regulation as a “commodity pool operator” under the CEA in respect of such Funds.

BlackRock iShares® Alternative Strategies V.I. Fund’s primary vehicle for gaining exposure to the commodities markets is expected to be through investments in iShares Alternative Strategies V.I. Fund (Cayman), a wholly owned subsidiary of BlackRock iShares® Alternative Strategies V.I. Fund formed in the Cayman Islands (the “Alternative Strategies Subsidiary”), which invests primarily in commodities, commodity-related instruments and other derivatives. BlackRock iShares® Dynamic Allocation V.I. Fund’s primary vehicle for gaining exposure to the commodities markets is expected to be through investments in iShares Dynamic Allocation V.I. Fund (Cayman), a wholly owned subsidiary of BlackRock iShares® Dynamic Allocation V.I. Fund formed in the Cayman Islands

(the “Dynamic Allocation Subsidiary” and with the Alternative Strategies Subsidiary each, a “Subsidiary” and collectively, the “Subsidiaries”), which invests primarily in commodities, commodity-related instruments and other derivatives. Each Subsidiary may also hold cash and invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions.

Investments in the Subsidiaries

BlackRock iShares® Alternative Strategies V.I. Fund may invest up to 25% of its total assets in the shares of its wholly-owned and controlled Alternative Strategies Subsidiary. BlackRock iShares® Dynamic Allocation V.I. Fund may invest up to 25% of its total assets in the shares of its wholly-owned and controlled Dynamic Allocation Subsidiary. Investments in the Subsidiaries are expected to provide the applicable Funds with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended, and recent IRS revenue rulings, as discussed below. Each Subsidiary is advised by the Manager. Each Subsidiary (unlike the Funds) may invest without limitation in commodity-related instruments. However, each of the Alternative Strategies Subsidiary and Dynamic Allocation Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as BlackRock iShares® Alternative Strategies V.I. Fund and BlackRock iShares® Dynamic Allocation V.I. Fund, respectively, including the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. Each Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Company. Each Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors, which is comprised of Neal J. Andrews, Chief Financial Officer of the Company, and John M. Perlowski, a Director, President and Chief Executive Officer of the Company. Each of BlackRock iShares® Alternative Strategies V.I. Fund and BlackRock iShares® Dynamic Allocation V.I. Fund is the sole shareholder of the Alternative Strategies Subsidiary and the Dynamic Allocation Subsidiary, respectively, and shares of the Subsidiaries will not be sold or offered to other investors.

Each Subsidiary invests primarily in underlying ETFs that primarily invest in commodities. Although BlackRock iShares® Alternative Strategies V.I. Fund and BlackRock iShares® Dynamic Allocation V.I. Fund may enter into these commodity-related instruments directly, BlackRock iShares® Alternative Strategies V.I. Fund and BlackRock iShares® Dynamic Allocation V.I. Fund will likely gain exposure to these commodity-related instruments indirectly by investing in the Alternative Strategies Subsidiary and Dynamic Allocation Subsidiary, respectively. To the extent that BlackRock believes that these commodity-related instruments provide suitable exposure to the commodities market, BlackRock iShares® Alternative Strategies V.I. Fund’s and BlackRock iShares® Dynamic Allocation V.I. Fund’s investments in the Subsidiaries will likely increase. Each Subsidiary may also hold cash and invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions.

The Manager manages the assets of each Subsidiary, but receives no additional compensation for doing so. The Manager also provides certain administrative services for the Subsidiaries, but receives no additional compensation for doing so. Each Subsidiary will also enter into separate contracts for the provision of advisory, sub-advisory, custody, transfer agency and accounting agent services with the same or with affiliates of the same service providers that provide those services to BlackRock iShares® Alternative Strategies V.I. Fund and BlackRock iShares® Dynamic Allocation V.I. Fund.

The financial statements of the Alternative Strategies Subsidiary and Dynamic Allocation Subsidiary will be consolidated with the financial statements in the Annual and Semi-Annual Reports of BlackRock iShares® Alternative Strategies V.I. Fund and BlackRock iShares® Dynamic Allocation V.I. Fund, respectively. The Annual and Semi-Annual Reports are distributed to shareholders. Copies of the Annual Report are provided without charge upon request as indicated on the front cover of this SAI.

The Subsidiaries are not registered under the Investment Company Act, and, unless otherwise noted in each Fund’s Prospectus or this SAI, are not subject to all the investor protections of the Investment Company Act. However, BlackRock iShares® Alternative Strategies V.I. Fund and BlackRock iShares® Dynamic Allocation V.I. Fund wholly own and control the Alternative Strategies Subsidiary and Dynamic Allocation Subsidiary, respectively, and each Fund and Subsidiary are managed by the Manager, making it unlikely that a Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Company’s Board of Directors has oversight responsibility for the investment activities of each Fund, including, with respect to BlackRock iShares®

Alternative Strategies V.I. Fund and BlackRock iShares® Dynamic Allocation V.I. Fund, each Fund’s investment in the respective Subsidiary, and each Fund’s role as sole shareholder of its respective Subsidiary. As noted above, the Subsidiaries will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as their respective Funds. The Subsidiaries are managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Company. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of each Fund and/or Subsidiary to operate as described in each Fund’s Prospectus and this SAI, and could adversely affect the Funds. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that a Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Each Fund, as a “regulated investment company” under the U.S. Internal Revenue Service, is required to realize at least 90 percent of its annual gross income from investment-related sources, specifically from dividends, interest, proceeds from securities lending, gains from the sales of stocks, securities and foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, or certain types of publicly traded partnerships (referred to as qualifying income). Direct investments by a regulated investment company in commodity-related instruments generally do not, under published IRS rulings, produce qualifying income. However, in a series of private letter rulings, the IRS has indicated that income derived by a regulated investment company from a wholly owned subsidiary invested in commodity and financial futures and option contracts, forward contracts, swaps on commodities or commodities indexes, commodity-linked notes, other commodity-linked investments and fixed-income securities serving as collateral for the contracts would constitute qualifying income. The IRS has indicated that the granting of additional private letter rulings is currently suspended, pending further internal discussion. As a result of the moratorium, the Company does not expect to request at this time such a private letter ruling. There is a risk that the IRS could assert that the annual net profit realized by the Subsidiaries and imputed for income tax purposes to BlackRock iShares® Alternative Strategies V.I. Fund and BlackRock iShares® Dynamic Allocation V.I. Fund will not be considered “qualifying income” for purposes of each Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes.

The Subsidiaries will not be subject to U.S. federal income tax. They will, however, be considered controlled foreign corporations, and each applicable Fund will be required to include as income annually amounts earned by its Subsidiary during that year. Gains from the sales of investments by a Subsidiary will not be eligible for capital gains treatment but instead will be treated as ordinary income when included in income by the applicable Fund. Furthermore, each of BlackRock iShares® Alternative Strategies V.I. Fund and BlackRock iShares® Dynamic Allocation V.I. Fund will distribute net investment income, if any, and net realized capital gain, if any, at least annually, on Subsidiary income, whether or not the Subsidiary makes a distribution to the respective Fund during the taxable year.

II. Investment Restrictions

The Company has adopted the following fundamental and non-fundamental restrictions and policies relating to the investment of the assets of the Funds and their activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the outstanding voting shares of each Fund affected (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares present at a meeting at which more than 50% of the outstanding shares of the affected Fund are represented or (ii) more than 50% of the outstanding shares of the affected Fund). The investment objective of each Fund is fundamental, and as such may not be changed without the approval of the holders of a majority of the outstanding shares of each such Fund, except that the investment objective of each of BlackRock Capital Appreciation V.I. Fund, BlackRock International V.I. Fund, BlackRock iShares® Alternative Strategies V.I. Fund, BlackRock iShares® Dynamic Allocation V.I. Fund, BlackRock iShares® Dynamic Fixed Income V.I. Fund, BlackRock iShares® Equity Appreciation V.I. Fund and BlackRock Large Cap Value V.I. Fund is non-fundamental, and as such may be changed by the Company’s Board of Directors without shareholder approval.

Restrictions Applicable to the Government Money Market V.I. Fund

The Government Money Market V.I. Fund may not purchase any security other than money market and other securities described under “Investment Objectives and Policies” in the Government Money Market V.I. Fund’s Prospectus. In addition, the Government Money Market V.I. Fund may not purchase securities of foreign issuers (including Eurodollar and Yankeedollar obligations). In addition, the Government Money Market V.I. Fund may not:

(1) invest more than 10% of its total assets (taken at market value at the time of each investment) in the securities (other than U.S. Government or government agency securities) of any one issuer (including repurchase agreements with any one bank) except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 10% limitation.

(2) alone, or together with any other Fund or Funds, make investments for the purpose of exercising control or management.

(3) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

(4) purchase or sell interests in oil, gas or other mineral exploration or development programs, commodities, commodity contracts or real estate, except that the Fund may invest in securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interest therein.

(5) purchase any securities on margin except that the Company may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

(6) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combination thereof.

(7) make loans to other persons; provided that the Fund may purchase money market securities or enter into repurchase agreements; lend securities owned or held by it pursuant to (8) below; and provided further that for purposes of this restriction the acquisition of a portion of an issue of publicly distributed bonds, debentures or other corporate debt securities or of government obligations, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed the making of a loan.

(8) lend its portfolio securities in excess of 33 1⁄3% of its total assets, taken at market value at the time of the loan, provided that such loans are made according to the guidelines set forth below and the guidelines of the SEC and the Company’s Board of Directors, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned.

(9) borrow amounts in excess of 20% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes. The borrowing provisions shall not apply to reverse repurchase agreements. Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Fund will not purchase securities while borrowings are outstanding.

(10) mortgage, pledge, hypothecate or in any manner transfer (except as provided in (8) above), as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (9) above, and then such mortgaging, pledging or hypothecating may not exceed 25% of the Fund’s total assets, taken at market value at the time thereof. Although the Fund has the authority to mortgage, pledge or hypothecate more than 10% of its total assets under this investment restriction (10), as a matter of operating policy, the Fund will not mortgage, pledge or hypothecate in excess of 10% of total net assets.

(11) act as an underwriter of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in selling portfolio securities.

(12) purchase, either alone or together with any other Fund or Funds, more than 10% of the outstanding securities of an issuer except that such restriction does not apply to U.S. Government or government agency securities, bank money instruments or repurchase agreements.

(13) invest in securities (except for repurchase agreements or variable amount master notes) with legal or contractual restrictions on resale or for which no readily available market exists or in securities of issuers (other than issuers of government agency securities) having a record, together with predecessors, of less than three years of continuous operation if, regarding all such securities, more than 10% of its total assets (taken at market value) would be invested in such securities.

(14) enter into repurchase agreements if, as a result thereof, more than 10% of the Fund’s total assets (taken at market value at the time of each investment) would be subject to repurchase agreements maturing in more than seven days.

(15) enter into reverse repurchase agreements if, as a result thereof, the Fund’s obligations with respect to reverse repurchase agreements would exceed one-third of the Fund’s net assets (defined to be total assets, taken at market value, less liabilities other than reverse repurchase agreements).

(16) invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry (other than U.S. Government securities, government agency securities or bank money instruments).

In addition, the Government Money Market V.I. Fund has adopted a non-fundamental policy to invest, under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations. The Government Money Market V.I. Fund will provide the shareholders with at least 60 days’ prior written notice of any change in the non-fundamental policy described in the preceding sentence.

Restrictions Applicable to each of the Funds (Except the Government Money Market V.I. Fund, iShares® Alternative Strategies V.I. Fund, iShares® Dynamic Allocation V.I. Fund, iShares® Dynamic Fixed Income V.I. Fund and iShares® Equity Appreciation V.I. Fund)

Under the Funds’ fundamental investment restrictions, none of the Funds (unless noted otherwise below) may:

1. Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.1

2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).2

3. Make investments for the purpose of exercising control or management.3

4. Purchase or sell real estate, except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and Statement of Additional Information, as they may be amended from time to time.4

[1]	The S&P 500 Index V.I. Fund is classified as a non-diversified investment company under the Investment Company Act, and therefore, this restriction is not applicable to that Fund.
[2]	For purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry. For purposes of this restriction, each Fund other than Total Return V.I. Fund, High Yield V.I. Fund and U.S. Government Bond V.I. Fund uses the classifications and sub-classifications of Morgan Stanley Capital International (“MSCI”) as a guide to identify industries. To the extent that an industry classification or sub-classification is not provided by MSCI, Global Allocation V.I. Fund and Managed Volatility V.I. Fund may utilize any one or more of the industry classifications or sub-classifications used by one or more other widely recognized market indexes or rating group indexes, one or more third party providers of industry classifications, and/or as defined by Fund Management. Currently, for industry classifications or sub-classifications not provided by MSCI, Global Allocation V.I. Fund and Managed Volatility V.I. Fund use the classifications of Barclays PLC.
[3]	In the case of the Basic Value V.I. Fund, Equity Dividend V.I. Fund, Global Allocation V.I. Fund, Global Opportunities V.I. Fund, International V.I. Fund, Large Cap Core V.I. Fund, Large Cap Growth V.I. Fund, Large Cap Value V.I. Fund, Managed Volatility V.I. Fund, and Value Opportunities V.I. Fund investments in wholly-owned investment entities created under the laws of certain countries will not be deemed to be the making of investments for the purpose of exercising control or management.
[4]	With respect to restriction 5, International V.I. Fund and Large Cap Growth V.I. Fund may also make loans as permitted by an exemptive order issued to the Fund by the Securities and Exchange Commission.

6. Issue senior securities to the extent such issuance would violate applicable law.

7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1⁄3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in the Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.5

8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

9. Purchase or sell commodities or contracts on commodities, except to the extent the Fund may do so in accordance with applicable law and the Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Under the Funds’ non-fundamental investment restrictions, which may be changed by the Board of Directors without shareholder approval, none of the Funds (unless noted otherwise below) may:

a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law or as may be permitted in the Prospectus or this Statement of Additional Information. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Fund.

b. Make short sales of securities or maintain a short position, except to the extent permitted under the Prospectus and Statement of Additional Information for the Managed Volatility V.I. Fund, Total Return V.I. Fund, High Yield V.I. Fund, Global Allocation V.I. Fund, U.S. Government Bond V.I. Fund and Value Opportunities V.I. Fund and by applicable law. No Fund, other than the Managed Volatility V.I. Fund, Total Return V.I. Fund, High Yield V.I. Fund, Global Allocation V.I. Fund, U.S. Government Bond V.I. Fund and Value Opportunities V.I. Fund, currently intends to engage in short sales or maintain a short position, except for short sales “against the box.”6

c. Invest in securities which cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Board of Directors of the Company are not subject to the limitations set forth in this investment restriction.

d. Invest in warrants if, at the time of acquisition, its investments in warrants, valued at the lower of cost or market value, would exceed 5% of the Fund’s total assets; included within such limitation, but not to exceed 2% of the Fund’s total assets, are warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.7

e. Purchase or retain the securities of any issuer, if those individual officers and directors of the Company, the officers and general partner of the Manager, the directors of such general partner or the officers and directors of any subsidiary thereof each owning beneficially more than one-half of one percent of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.7

[5]	With respect to restriction 7(i), International V.I. Fund and Large Cap Growth V.I. Fund may borrow from entities other than banks.
[6]	The Basic Value V.I. Fund, Capital Appreciation V.I. Fund, Equity Dividend V.I. Fund, Global Allocation V.I. Fund, Global Opportunities V.I. Fund, High Yield V.I. Fund, Large Cap Core V.I. Fund, Large Cap Growth V.I. Fund, Managed Volatility V.I. Fund, Total Return V.I. Fund, U.S. Government Bond V.I. Fund and Value Opportunities V.I. Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts.
[7]	This restriction is not applicable to the Capital Appreciation V.I. Fund, Global Allocation V.I. Fund, Global Opportunities V.I. Fund, International V.I. Fund, Large Cap Core V.I. Fund, Large Cap Growth V.I. Fund and Large Cap Value V.I. Fund.

f. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.7

g. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

h. Notwithstanding fundamental investment restriction number 7 above, borrow amounts in excess of 5% (20% in the case of the Capital Appreciation V.I. Fund, 10% in the case of the Global Allocation V.I. Fund and U.S. Government Bond V.I. Fund, and 33 1⁄3% in the case of the Global Opportunities V.I. Fund, International V.I. Fund, Large Cap Core V.I. Fund, Large Cap Growth V.I. Fund and Large Cap Value V.I. Fund) of the total assets of the Fund, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares; provided, however, that the Large Cap Core V.I. Fund and Large Cap Value V.I. Fund also may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.8

i. Pledge greater than 10% of its total assets, taken at market value at the time of the pledge. For the purpose of this restriction, collateral arrangements with respect to (i) transactions in options, foreign currency contracts, futures contracts and options on futures contracts and (ii) initial and variation margin are not deemed to be a pledge of assets.9

j. Lend its portfolio securities in excess of 33 1⁄3% of its total assets, taken at market value, at the time of the loan.

k. In the case of each of the Basic Value V.I. Fund, Value Opportunities V.I. Fund, High Yield V.I. Fund, Large Cap Core V.I. Fund, Capital Appreciation V.I. Fund, Large Cap Growth V.I. Fund and Large Cap Value V.I. Fund, invest in the securities of foreign issuers, except that each such Fund may invest in securities of foreign issuers if at the time of acquisition no more than 10% (20% in the case of Capital Appreciation V.I. Fund, 25% in the case of Basic Value V.I. Fund, 30% in the case of High Yield V.I. Fund and Value Opportunities V.I. Fund, and no limit in the case of International V.I. Fund, Global Allocation V.I. Fund, Global Opportunities V.I. Fund, and Equity Dividend V.I. Fund) of its total assets, taken at market value at the time of the investment, would be invested in such securities. Consistent with the general policy of the SEC, the nationality or domicile of an issuer for determination of foreign issuer status may be (i) the country under whose laws the issuer is organized, (ii) the country in which the issuer’s securities are principally traded, or (iii) a country in which the issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in the country, or in which at least 50% of the assets of the issuer are situated. See each Fund’s Prospectus.

In addition, (i) the Total Return V.I. Fund has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) (“Net Assets”) in fixed-income securities, (ii) the U.S. Government Bond V.I. Fund has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its Net Assets in fixed-income securities issued or guaranteed by the U.S. Treasury or U.S. government agencies and instrumentalities, (iii) the S&P 500 Index V.I. Fund has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its Net Assets in the common stocks represented in the S&P 500 Index and in derivative instruments linked to the S&P 500, (iv) the Large Cap Core V.I. Fund, Large Cap Growth V.I. Fund and Large Cap Value V.I. Fund each has adopted a non-fundamental policy to invest under normal circumstances, at least 80% of its Net Assets in equity securities of large cap companies as defined in the Prospectus, (v) the Value Opportunities V.I. Fund has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its Net Assets in equity securities of small companies as defined by the Fund and (vi) the Equity Dividend V.I. Fund has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities, without providing the shareholders of any such Fund with at least 60 days prior notice of any change in the relevant Fund’s non-fundamental policy described in the preceding sentence.

[7]	This restriction is not applicable to the Capital Appreciation V.I. Fund, Global Allocation V.I. Fund, Global Opportunities V.I. Fund, International V.I. Fund, Large Cap Core V.I. Fund, Large Cap Growth V.I. Fund and Large Cap Value V.I. Fund.
[8]	In addition, the Basic Value V.I., Capital Appreciation V.I., Global Allocation V.I., High Yield V.I., International V.I., Large Cap Core V.I., Large Cap Value V.I., Managed Volatility V.I., Total Return V.I. and Value Opportunities V.I. Funds will not purchase securities while borrowings are outstanding, (a) to honor prior commitments or (b) to exercise subscription rights where outstanding borrowings have been obtained exclusively for settlements of other securities transactions. The Equity Dividend V.I., Global Allocation V.I., Global Opportunities V.I., Large Cap Core V.I., Large Cap Growth V.I. and Large Cap Value V.I. Funds will not purchase securities while borrowings in excess of 5% of its total assets are outstanding.
[9]	The Capital Appreciation V.I. Fund, Global Opportunities V.I. Fund, International V.I. Fund, Large Cap Core V.I. Fund, Large Cap Growth V.I. Fund and Large Cap Value V.I. Fund are permitted to pledge their assets to secure borrowings.

In addition, to comply with tax requirements for qualification as a “regulated investment company,” each Fund’s investments will be limited in a manner such that, at the close of each quarter of each fiscal year, (a) no more than 25% of each Fund’s total assets are invested in the securities of a single issuer, and (b) with regard to at least 50% of each Fund’s total assets, no more than 5% of its total assets are invested in the securities of a single issuer. For purposes of this restriction, each Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity a separate issuer, except that if the security is backed only by the assets and revenues of a nongovernmental entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. Furthermore, in order to comply with the tax requirements for regulated investment companies sold to Separate Accounts, each Fund will diversify its investments so that on the last day of each calendar quarter or within 30 days thereafter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For these purposes, obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. These tax-related limitations may be changed by the Board of Directors of each Fund to the extent necessary to comply with changes to the Federal tax requirements.

Except with respect to restriction 7, (restriction 9 for Government Money Market V.I. Fund), if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

Restrictions Applicable to each of BlackRock iShares® Alternative Strategies V.I. Fund, BlackRock iShares® Dynamic Allocation V.I. Fund, BlackRock iShares® Dynamic Fixed Income V.I. Fund and BlackRock iShares® Equity Appreciation V.I. Fund

Under the Funds’ fundamental investment restrictions, none of the Funds may:

1. Concentrate its investments in a particular industry, as that term is used in the Investment Company Act.

2. Borrow money, except as permitted under the Investment Company Act.

3. Issue senior securities to the extent such issuance would violate the Investment Company Act.

4. Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.

5. Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.

6. Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.

7. Make loans to the extent prohibited by the Investment Company Act.

8. Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

Notations Regarding each of BlackRock iShares® Alternative Strategies V.I. Fund’s, BlackRock iShares® Dynamic Allocation V.I. Fund’s, BlackRock iShares® Dynamic Fixed Income V.I. Fund’s and BlackRock iShares® Equity Appreciation V.I. Fund’s Fundamental Investment Restrictions

The following notations are not considered to be part of a Fund’s fundamental investment restrictions and are subject to change without shareholder approval.

With respect to the fundamental policy relating to concentration set forth in (1) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The Commission staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. A Fund may invest in underlying funds that may concentrate their assets in one or more industries. A Fund will consider the concentration of the underlying funds in determining compliance with the Fund’s concentration policy.

With respect to the fundamental policy relating to borrowing money set forth in (2) above, the Investment Company Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the Investment Company Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with Commission staff guidance and interpretations, when the Fund engages in such transactions, the Fund instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). The policy in (2) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the Investment Company Act and to permit the Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the Investment Company Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (5) above, the Investment Company Act does not prohibit the Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the Investment Company Act permits the Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act. Although it is not believed that the application of the Securities Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.

With respect to the fundamental policy relating to lending set forth in (7) above, the Investment Company Act does not prohibit the Fund from making loans (including lending its securities); however, Commission staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

The Fund is currently classified as a diversified fund under the Investment Company Act. This means that the Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. Under the Investment Company Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval.

Under its non-fundamental investment restrictions, which may be changed by the board without shareholder approval, each of iShares® Alternative Strategies V.I. Fund, iShares® Dynamic Allocation V.I. Fund, iShares® Dynamic Fixed Income V.I. Fund and iShares® Equity Appreciation V.I. Fund may not:

a. Purchase securities of other investment companies, except to the extent permitted by the Investment Company Act. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

b. Make short sales of securities or maintain a short position, except to the extent permitted by the Fund’s Prospectus and SAI, as amended from time to time, and applicable law.

Unless otherwise indicated, all limitations under the Fund’s fundamental or non-fundamental investment restrictions apply only at the time that a transaction is undertaken. Any change in the percentage of the Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until BlackRock determines that it is practicable to sell or close out the investment without undue market or tax consequences.

The Alternative Strategies Subsidiary and Dynamic Allocation Subsidiary will follow BlackRock iShares® Alternative Strategies V.I. Fund’s and BlackRock iShares® Dynamic Allocation V.I. Fund’s, respectively, fundamental and non-fundamental investment restrictions, described above, with respect to their investments.

III. Information on Directors and Officers

The Board of Directors of the Company consists of fifteen individuals (each a “Director”), twelve of whom are not “interested persons” of the Company as defined in the Investment Company Act (the “Independent Directors”). The registered investment companies advised by the Manager or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds (the “Closed-End Complex”), two complexes of open-end funds (the “Equity-Liquidity Complex” and the “Equity-Bond Complex”) and one complex of exchange-traded funds (each a “BlackRock Fund Complex”). The Company is included in the BlackRock Fund Complex referred to as the Equity-Bond Complex. The Directors also oversee as board members the operations of the other open-end registered investment companies included in the Equity-Bond Complex.

The Board of Directors has overall responsibility for the oversight of the Company and each Fund. The Chairman of the Board is an Independent Director, and the Chairman of each Board committee (each, a “Committee”) is an Independent Director. The Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee. The Chairman of the Board’s role is to preside at all meetings of the Board, and to act as a liaison with service providers, officers, attorneys, and other Directors generally between meetings. The Chairman of each Committee performs a similar role with respect to the Committee. The Chairman of the Board or a Committee may also perform such other functions as may be delegated by the Board or the Committee from time to time. The Independent Directors meet regularly outside the presence of Fund management, in executive session or with other service providers to the Funds. The Board has regular meetings five times a year, and may hold special meetings if required before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.

The Board has engaged the Manager to manage each Fund on a day-to-day basis. The Board is responsible for overseeing the Manager, other service providers, the operations of each Fund and associated risk in accordance with the provisions of the Investment Company Act, state law, other applicable laws, the Company’s charter, and each Fund’s investment objectives and strategies. The Board reviews, on an ongoing basis, each Fund’s performance, operations, and investment strategies and techniques. The Board also conducts reviews of the Manager and its role in running the operations of each Fund.

Day-to-day risk management with respect to each Fund is the responsibility of the Manager or of sub-advisers or other service providers (depending on the nature of the risk), subject to the supervision of the Manager. Each Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Manager and the sub-advisers or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight forms part of the Board’s general oversight of each Fund and is addressed as part of various Board and Committee activities. The Board, directly or through a Committee, also reviews reports from, among others, management, the independent registered public accounting firm for each Fund, sub-advisers, and internal auditors for the investment adviser or its affiliates, as appropriate, regarding risks faced by each Fund and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of each Fund’s activities and associated risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Company’s compliance program and reports to the Board regarding compliance matters for the Funds and their service providers. The Independent Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The members of the Audit Committee are Fred G. Weiss (Chair), Bruce R. Bond, Robert M. Hernandez and the Honorable Stuart E. Eizenstat, all of whom are Independent Directors. The principal responsibilities of the Audit Committee are to approve, and recommend to the full Board for approval, the selection, retention, termination and compensation of the Company’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and to oversee the Independent Registered Public Accounting Firm’s work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications, independence and performance of the Independent Registered Public Accounting Firm; (2) approve all audit engagement terms and fees for each Fund; (3) review the conduct and results of each audit and discuss each Fund’s audited financial statements; (4) review any issues raised by the Independent Registered Public Accounting Firm or Fund management regarding the accounting or financial reporting policies and practices of each Fund and the internal controls of each Fund and certain service providers; (5) oversee the performance of (a) each Fund’s internal audit function provided by its investment adviser and (b) the Independent Registered Public Accounting Firm; (6) oversee policies, procedures and controls regarding valuation of each Fund’s investments and their classification as liquid or illiquid; (7) discuss with Fund management its policies regarding risk assessment and risk management as such matters relate to the Fund’s financial reporting and controls; (8) resolve any disagreements between Fund management and the Independent Registered Public Accounting Firm regarding financial reporting; and (9) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Audit Committee. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended December 31, 2015, the Audit Committee met four times.

The members of the Governance and Nominating Committee (the “Governance Committee”) are the Honorable Stuart E. Eizenstat (Chair), Bruce R. Bond, Robert M. Hernandez and Fred G. Weiss, all of whom are Independent Directors. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Directors of the Company and recommend Independent Director nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Director compensation; (5) monitor corporate governance matters and develop appropriate recommendations to the Board; (6) act as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to Independent Directors; and (7) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Governance Committee. The Governance Committee may consider nominations for the office of Director made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Company that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee. During the fiscal year ended December 31, 2015, the Governance Committee met four times.

The members of the Compliance Committee are James H. Bodurtha (Chair), Valerie G. Brown and Roberta Cooper Ramo, all of whom are Independent Directors. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Company, the fund-related activities of BlackRock and any sub-adviser and the Company’s third-party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Company and its service providers and recommend changes or additions to such policies and procedures; (2) review information on and, where appropriate, recommend policies concerning the Company’s compliance with applicable law; (3) review reports from, oversee the annual performance review of, and make certain recommendations and determinations regarding the Company’s Chief Compliance Officer (the “CCO”), including determining the amount and structure of the CCO’s compensation and recommending such amount and structure to the full Board for approval and ratification; and (4) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Compliance Committee. The Board has adopted a written charter for the Compliance Committee. During the fiscal year ended December 31, 2015, the Compliance Committee met four times.

The members of the Performance Oversight Committee (the “Performance Committee”) are David H. Walsh (Chair), Donald W. Burton, Kenneth A. Froot, John F. O’Brien and Donald C. Opatrny, all of whom are Independent Directors, and Robert Fairbairn, who is an interested Director. The Performance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee each Fund’s investment performance relative to its agreed-upon performance objectives. The Performance Committee’s responsibilities include, without limitation, to (1) review each Fund’s investment objectives, policies and practices; (2) recommend to the Board specific investment tools and techniques employed by BlackRock; (3) recommend to the Board appropriate investment performance objectives based on its review of appropriate benchmarks and competitive universes; (4) review each Fund’s investment performance relative to agreed-upon performance objectives; (5) review information on unusual or exceptional investment matters; and (6) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Performance Committee. The Board has adopted a written charter for the Performance Committee. During the fiscal year ended December 31, 2015, the Performance Committee met four times.

The members of the Executive Committee are James H. Bodurtha, the Honorable Stuart E. Eizenstat, Robert M. Hernandez, David H. Walsh and Fred G. Weiss, all of whom are Independent Directors, and Robert Fairbairn, who serves as an interested Director. The principal responsibilities of the Executive Committee are to (1) act on routine matters between meetings of the Board; (2) act on such matters as may require urgent action between meetings of the Board; and (3) exercise such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board has adopted a written charter for the Executive Committee. During the fiscal year ended December 31, 2015, the Executive Committee did not meet.

The Independent Directors have adopted a statement of policy that describes the experience, qualifications, skills and attributes that are necessary and desirable for potential Independent Director candidates (the “Statement of Policy”). The Board believes that each Independent Director satisfied, at the time he or she was initially elected or appointed a Director, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Independent Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Independent Directors have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Company and protecting the interests of shareholders. Among the attributes common to all Independent Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with each Fund’s investment adviser, sub-advisers, other service providers, counsel and the Independent Registered Public Accounting Firm, and to exercise effective business judgment in the performance of their duties as Directors.

Each Director’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Company and the other funds in the BlackRock Fund Complexes (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board and Committee meetings, as well as their leadership of standing and ad hoc committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of each of the Directors that support the conclusion that each board member should serve (or continue to serve) on the Board.

Director	Experience, Qualifications and Skills
Independent Directors
James H. Bodurtha
James H. Bodurtha has served for more than 23 years on the boards of registered investment companies, most recently as a member of the Board of the Equity-Bond Complex and its predecessor funds, including as Chairman of the Board of certain of the legacy-Merrill Lynch Investment Managers, L.P. (“MLIM”) funds. Prior thereto, Mr. Bodurtha was counsel to and a member of the Board of a smaller bank-sponsored mutual funds group. In addition, Mr. Bodurtha is a member of, and previously served as Chairman of, the Independent Directors Council and served for 11 years as an independent director on the Board of Governors of the Investment Company Institute. He also has more than 30 years of executive management and business experience through his work as a consultant and as the chairman of the board of a privately-held company. In addition, Mr. Bodurtha has more than 20 years of legal experience as a corporate attorney and partner in a law firm, where his practice included counseling registered investment companies and their boards.

Bruce R. Bond
Bruce R. Bond has served for approximately 18 years on the board of registered investment companies, having served as a member of the Board of the Equity-Bond Complex and its predecessor funds, including the legacy-BlackRock funds and the State Street Research Mutual Funds. He also has executive management and business experience, having served as president and chief executive officer of several communications networking companies. Mr. Bond also has corporate governance experience from his service as a director of a computer equipment company.

Valerie G. Brown
Valerie G. Brown has more than 25 years of experience in the securities and financial services industry, having served as a director and committee chair for the Securities Industry and Financial Markets Association, for 4 years, and as a director and vice chairman of the board of the Financial Services Institute, for 5 years. She also has oversight and executive management experience, having served for more than four years as the chief executive officer and director of a brokerage and investment adviser firm.

Donald W. Burton
Donald W. Burton has served for approximately 29 years on the board of registered investment companies, having served as a member of the Board of the Equity-Bond Complex and its predecessor funds, including the legacy-MLIM and Raymond James funds. He also has more than 30 years of investment management business experience, having served as the managing general partner of an investment partnership, and a member of the Investment Advisory Council of the Florida State Board of Administration. In addition, Mr. Burton has corporate governance experience, having served as a board member of publicly-held financial, health-care, and telecommunications companies.

Director	Experience, Qualifications and Skills
The Honorable Stuart E. Eizenstat
The Honorable Stuart E. Eizenstat has served for approximately 14 years on the board of registered investment companies, having served as a member of the Board of the Equity-Bond Complex and its predecessor funds, including the legacy-BlackRock funds. He served as U.S. Ambassador to the European Union Under Secretary of Commerce for International Trade, Under Secretary of State for Economic, Business & Agricultural Affairs, and Deputy Secretary of the U.S. Treasury during the Clinton Administration. He was Director of the White House Domestic Policy Staff and Chief Domestic Policy Adviser to President Carter. In addition, Mr. Eizenstat is a practicing attorney and Head of the International Practice at a major international law firm. Mr. Eizenstat has business and executive management experience and corporate governance experience through his service on the advisory boards and corporate boards of publicly-held consumer, energy, environmental delivery, metallurgical and telecommunications companies. Mr. Eizenstat has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable SEC rules.

Kenneth A. Froot
Kenneth A. Froot has served for approximately 20 years on the boards of registered investment companies, having served as a member of the Board of the Equity-Bond Complex and its predecessor funds, including the legacy-MLIM funds. The Equity-Bond Board benefits from Mr. Froot’s years of academic experience, having served as a professor of finance at Harvard University since 1992 and teaching courses on capital markets, international finance, and risk management. Mr. Froot has published numerous articles and books on a range of topics, including, among others, the financing of risk, risk management, the global financial system, currency analysis, foreign investing, and investment style strategies. He has served as a director of research for Harvard Business School for approximately 6 years, and as a managing partner of an investment partnership. In addition, Mr. Froot has served as a consultant to the International Monetary Fund, the World Bank, and the Board of Governors of the Federal Reserve, and served on the staff of the US President’s Council of Economic Advisers and the Economic Advisory Board of the Export-Import Bank of the United States.

Robert M. Hernandez
Robert M. Hernandez has served for approximately 21 years on the board of registered investment companies, having served as Chairman of the Board of the Equity-Bond Complex and as Vice Chairman and Chairman of the Audit and Nominating/Governance Committees of its predecessor funds, including certain legacy-BlackRock funds. Mr. Hernandez has business and executive experience through his service as group president, chief financial officer, Chairman and vice chairman, among other positions, of publicly-held energy, steel, and metal companies. He has served as a director of other public companies in various industries throughout his career. He also has broad corporate governance experience, having served as a board member of publicly-held energy, insurance, chemicals, metals and electronics companies. Mr. Hernandez has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable SEC rules.

John F. O’Brien
John F. O’Brien has served for approximately 10 years on the board of registered investment companies, having served as a member of the Board of the Equity-Bond Complex and its predecessor funds, including the legacy-MLIM funds. He also has investment management experience, having served as the president, director, and chairman of the board of an investment management firm and a life insurance company. Mr. O’Brien also has broad corporate governance and audit committee experience, having served as a board member and audit committee member of publicly-held financial, medical, energy, chemical, retail, life insurance, and auto parts manufacturing companies, and as a director of a not-for-profit organization.

Director	Experience, Qualifications and Skills
Donald C. Opatrny
Donald C. Opatrny has more than 39 years of business, oversight and executive experience, including through his service as president, director and investment committee chair for academic and not-for-profit organizations, and his experience as a partner, managing director and advisory director at Goldman Sachs for 32 years. He also has investment management experience as a board member of Athena Capital Advisors LLC.

Roberta Cooper Ramo
Roberta Cooper Ramo has served for approximately 15 years on the board of registered investment companies, having served as a member of the Board of the Equity-Bond Complex and its predecessor funds, including the legacy-MLIM funds. She is a practicing attorney and shareholder in a law firm for more than 30 years. Ms. Ramo has oversight experience through her service as chairman of the board of a retail company and as president of the American Bar Association and the American Law Institute and as President, for 2 years, and Member of the Board of Regents, for 6 years, of the University of New Mexico. She also has corporate governance experience, having served on the boards of United New Mexico Bank and the First National Bank of New Mexico and on the boards of non-profit organizations.

David H. Walsh
David H. Walsh has served for approximately 12 years on the board of registered investment companies, having served as a member of the Board of the Equity-Bond Complex and its predecessor funds, including the legacy-MLIM funds. Mr. Walsh has investment management experience, having served as a consultant with Putnam Investments (“Putnam”) from 1993 to 2003, and employed in various capacities at Putnam from 1971 to 1992. He has oversight experience, serving as the director of an academic institute, and a board member of various not-for-profit organizations.

Fred G. Weiss
Fred G. Weiss has served for approximately 17 years on the board of registered investment companies, having served as a member of the Board of the Equity-Bond Complex and its predecessor funds, including as Chairman of the board of certain of the legacy-MLIM funds. He also has more than 30 years of business and executive management experience, having served in senior executive positions of two public companies where he was involved in both strategic planning and corporate development, as Chairman of the Committee on Investing Employee Assets (CIBA) and as a managing director of an investment consulting firm. Mr. Weiss also has corporate governance experience, having served as a board member of a publicly-held global technology company and a pharmaceutical company, and as a director of a not-for-profit foundation. Mr. Weiss has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable SEC rules.

Interested Directors
Robert Fairbairn
Robert Fairbairn has more than 20 years of experience with BlackRock, Inc. and over 28 years in finance and asset management. In particular, Mr. Fairbairn’s positions as Senior Managing Director of BlackRock, Inc., Global Head of BlackRock’s Retail and iShares businesses, and Member of BlackRock’s Global Executive and Global Operating Committees provide the Board with a wealth of practical business knowledge and leadership. In addition, Mr. Fairbairn has global investment management and oversight experience through his former positions as Head of BlackRock’s Global Client Group and Chairman of BlackRock’s international businesses. Prior to joining BlackRock, Mr. Fairbairn was Senior Vice President and Head of the EMEA Pacific region at MLIM, a member of the MLIM Executive Committee, head of the EMEA Sales Division and Chief Operating Officer of the EMEA Pacific region.

Director	Experience, Qualifications and Skills
Henry Gabbay
Henry Gabbay’s many years of experience in finance provide the Board with a wealth of practical business knowledge and leadership. In particular, Mr. Gabbay’s experience as a Consultant for and Managing Director of BlackRock, Inc., Chief Administrative Officer of BlackRock Advisors, LLC and President of BlackRock Funds provides the Fund with greater insight into the analysis and evaluation of both its existing investment portfolios and potential future investments as well as enhanced oversight of their investment decisions and investment valuation processes. In addition, Mr. Gabbay’s former positions as Chief Administrative Officer of BlackRock Advisors, LLC and as Treasurer of certain closed-end funds in the BlackRock Fund Complex provide the Board with direct knowledge of the operations of the BlackRock-advised Funds and their investment adviser. Mr. Gabbay’s previous service on and long-standing relationship with the Board also provide him with a specific understanding of the BlackRock-advised Funds, their operations, and the business and regulatory issues facing the BlackRock-advised Funds.

John M. Perlowski
Mr. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Fund Services since 2009, and as President and Chief Executive Officer of the BlackRock-advised Funds provides him with a strong understanding of the BlackRock-advised Funds, their operations, and the business and regulatory issues facing the BlackRock-advised Funds. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Boards with the benefit of his experience with the management practices of other financial companies.

Biographical Information

Certain biographical and other information relating to the Directors is set forth below, including their address and year of birth, principal occupations for at least the last five years, length of time served, total number of registered investment companies and investment portfolios overseen in the BlackRock-advised Funds and any currently held public company and investment company directorships.

Name, Address and Year of Birth	Position(s) Held with Company	Length of Time Served [1,2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships
Independent Directors

James H. Bodurtha[3] 55 East 52nd Street New York, NY 10055 1944	Director	2007 to present
Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.
				28 RICs consisting of 98 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Company	Length of Time Served [1,2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	2007 to present
Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.
				28 RICs consisting of 98 Portfolios	None

Valerie G. Brown 55 East 52nd Street New York, NY 10055 1956	Director	2015 to present
Chief Executive Officer and Director, Cetera Financial Group (broker-dealer and registered investment adviser services) from 2010 to 2014; Director and Vice Chairman of the Board, Financial Services Institute (trade organization) from 2009 to 2014; Director and Committee Chair, Securities Industry and Financial Markets Association (trade organization) from 2006 to 2014.
				28 RICs consisting of 98 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	2007 to present
Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012.
				28 RICs consisting of 98 Portfolios	None

Honorable Stuart E. Eizenstat[4] 55 East 52nd Street New York, NY 10055 1943	Director	2007 to present
Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member BT Americas (telecommunications) from 2004 to 2009.
				28 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)

Name, Address and Year of Birth	Position(s) Held with Company	Length of Time Served [1,2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	2007 to present	Professor, Harvard University from 1993 to 2012.	28 RICs consisting of 98 Portfolios	None

Robert M. Hernandez[5] 55 East 52nd Street New York, NY 10055 1944	Director	2007 to present	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company

John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	2007 to present	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Donald C. Opatrny 55 East 52nd Street New York, NY 10055 1952	Director	2015 to present
Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) since 2010; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.
				28 RICs consisting of 98 Portfolios	None

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	2007 to present
Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit), since 2011; Chair, Think New Mexico (non-profit), since 2013.
				28 RICs consisting of 98 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Company	Length of Time Served [1,2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships

David H. Walsh[6] 55 East 52nd Street New York, NY 10055 1941	Director	2007 to present	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 98 Portfolios	None

Fred G. Weiss[7] 55 East 52nd Street New York, NY 10055 1941	Director	2007 to present
Managing Director, FGW Consultancy LLC (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International plc (medical technology commercialization company) from 2001 to 2007.
				28 RICs consisting of 98 Portfolios	Allergan plc (pharmaceuticals)
Interested Directors[8]

Robert Fairbairn 55 East 52nd Street New York, NY 10055 1965	Director	2015 to present
Senior Managing Director of BlackRock, Inc. since 2010; Global Head of BlackRock’s Retail and iShares businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.
				28 RICs consisting of 98 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	2007 to present
Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock Fund Complex from 1989 to 2006.
				28 RICs consisting of 98 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Company	Length of Time Served [1,2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	Director, President and Chief Executive Officer	2015 to present (Director); 2010 to present (President and Chief Executive Officer)
Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
				136 RICs consisting of 329 Portfolios	None

[1]	Each Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Company’s by-laws or charter or statute. In no event may an Independent Director hold office beyond December 31 of the year in which he or she turns 75. In no event may an Interested Director hold office beyond December 31 of the year in which he or she turns 72.
[2]	Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Directors as joining the Company’s board in 2007, each Director first became a member of the board of directors/trustees of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.
[3]	Chairman of the Compliance Committee.
[4]	Chairman of the Governance Committee.
[5]	Chairman of the Board of Directors.
[6]	Chairman of the Performance Committee.
[7]	Vice-Chairman of the Board of Directors and Chairman of the Audit Committee.
[8]	Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the Investment Company Act, of the Company based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay may be deemed an “interested person” of the Company based on his former positions with BlackRock, Inc. and its affiliates. Mr. Gabbay does not currently serve as an officer or employee of BlackRock, Inc. or its affiliates or own any securities of BlackRock, Inc. or The PNC Financial Services Group, Inc. Mr. Gabbay is a non-management Interested Director.

Certain biographical and other information relating to the officers of the Company who are not Directors is set forth below, including their address and year of birth, principal occupations for at least the last five years, length of time served, total number of registered investment companies and investment portfolios overseen in the BlackRock-advised Funds and any currently held public company and investment company directorships:

Name, Address and Year of Birth	Position(s) Held with Company	Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships
Company Officers

Jennifer McGovern 55 East 52nd Street New York, NY 10055 1977	Vice President	2014 to present
Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
				61 RICs consisting of 254 Portfolios	None

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	2007 to present	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.	136 RICs consisting of 329 Portfolios	None

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	2007 to present
Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
				136 RICs consisting of 329 Portfolios	None

Charles Park 55 East 52nd Street New York, NY 10055 1967	Chief Compliance Officer	2014 to present
Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
				141 RICs consisting of 657 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Company	Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships

Fernanda Piedra 55 East 52nd Street New York, NY 10055 1969	Anti-Money Laundering Compliance Officer	2015 to present
Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
				141 RICs consisting of 657 Portfolios	None

Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	2012 to present
Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
				61 RICs consisting of 254 Portfolios	None

[1]	Officers of the Company serve at the pleasure of the Board of Directors.

Share Ownership

Information relating to each Director’s share ownership in the Company and in all BlackRock-advised Funds that are overseen by the respective Director as of December 31, 2015 is set forth in the chart below:

Name of Director	Aggregate Dollar Range of Equity Securities in the Company[1]	Aggregate Dollar Range of Equity Securities in BlackRock-Advised Funds
Interested Directors:
Robert Fairbairn	None	$50,001 – $100,000
Henry Gabbay	None	Over $100,000
John M. Perlowski	None	Over $100,000
Independent Directors:
James H. Bodurtha	None	Over $100,000
Bruce R. Bond	None	Over $100,000
Valerie G. Brown[2]	None	Over $100,000
Donald W. Burton	None	Over $100,000
Honorable Stuart E. Eizenstat	None	Over $100,000
Kenneth A. Froot	None	$50,001 – $100,000
Robert M. Hernandez	None	Over $100,000
John F. O’Brien	None	Over $100,000
Donald C. Opatrny[2]	None	None
Roberta Cooper Ramo	None	Over $100,000
David H. Walsh	None	Over $100,000
Fred G. Weiss	None	Over $100,000

[1]	As of the Fund’s fiscal year ended December 31, 2015, no Director beneficially owned any equity securities of any Fund because no Director had invested in the type of insurance contract through which the Funds invest.
[2]	Each of Ms. Brown and Mr. Opatrny was appointed to serve as a Director of the Company effective as of the close of business on May 13, 2015.

As of April 1, 2016, the Directors and officers of the Company as a group owned an aggregate of less than 1% of any class of the outstanding shares of a Fund. As of December 31, 2015, none of the Independent Directors of the Company or their immediate family members owned beneficially or of record any securities of the Funds’ investment adviser, sub-advisers, principal underwriter, or any person directly or indirectly controlling, controlled by, or under common control with such entities.

Compensation of Directors

Each Director who is an Independent Director and Mr. Gabbay, a non-management Interested Director, is paid as compensation an annual retainer of $175,000 per year for his or her services as a Board member of the BlackRock-advised Funds, including the Funds, and a $25,000 Board meeting fee to be paid for each Board meeting up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chairman and Vice-Chairman of the Board are paid as compensation an additional annual retainer of $115,000 and $35,000, respectively, per year. The Chairmen of the Audit Committee, Compliance Committee, Governance Committee and Performance Committee are paid as compensation an additional annual retainer of $35,000, respectively.

The following table sets forth the compensation paid to the Directors by the Company, on behalf of the Funds, for the fiscal year ended December 31, 2015 and the aggregate compensation paid to them by all BlackRock-advised Funds for the calendar year ended December 31, 2015.

Name[1]	Aggregate Compensation from the Company	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Funds and Other BlackRock- Advised Funds
Interested Directors:[2]
Robert Fairbairn	None	None	None
Henry Gabbay	$40,035	None	$465,000
John M. Perlowski	None	None	None
Independent Directors:
James H. Bodurtha[3]	$40,861	None	$340,000
Bruce R. Bond	$38,360	None	$305,000
Valerie G. Brown[4]	$22,656	None	$191,057
Donald W. Burton	$38,360	None	$305,000
Honorable Stuart E. Eizenstat[5]	$40,861	None	$340,000
Kenneth A. Froot	$38,360	None	$305,000
Robert M. Hernandez[6]	$46,579	None	$420,000
John F. O’Brien	$38,360	None	$305,000
Donald C. Opatrny[4]	$22,656	None	$191,057
Roberta Cooper Ramo	$38,360	None	$305,000
David H. Walsh[7]	$40,861	None	$340,000
Fred G. Weiss[8]	$43,363	None	$375,000

[1]	For the number of BlackRock-advised Funds from which each Director receives compensation see the Biographical Information Chart beginning on page I-32.
[2]	Messrs. Fairbairn and Perlowski receive no compensation from the BlackRock-advised Funds for their service as a Trustee/Director. Mr. Gabbay receives compensation from the BlackRock-advised Funds for his service as a non-management Interested Trustee/Director. Mr. Gabbay began receiving compensation from the BlackRock-advised Funds for his service as a Trustee/Director effective January 1, 2009.
[3]	Chairman of the Compliance Committee.
[4]	Each of Ms. Brown and Mr. Opatrny was appointed to serve as a Director of the Company effective as of the close of business on May 13, 2015.
[5]	Chairman of the Governance Committee.
[6]	Chairman of the Board of Directors.
[7]	Chairman of the Performance Committee.
[8]	Vice Chairman of the Board of Directors and Chairman of the Audit Committee.

IV. Management and Advisory Arrangements

The Company has entered into investment management agreements relating to the Funds with BlackRock Advisors, LLC (the “Investment Management Agreements”), an indirect, wholly owned subsidiary of BlackRock, Inc. The principal business address of the Manager is 100 Bellevue Parkway, Wilmington, Delaware 19809.

Management Fee. As compensation for its services to the Company and the Funds, the Manager receives a fee at the end of each month from the Company at the following annual rates with respect to the Funds:

BlackRock Basic Value V.I. Fund

Portion of average daily value of net assets of the Fund:

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.60%
In excess of $1 billion but not more than $3 billion	0.56%
In excess of $3 billion but not more than $5 billion	0.54%
In excess of $5 billion but not more than $10 billion	0.52%
In excess of $10 billion	0.51%

BlackRock Capital Appreciation V.I. Fund

Portion of average daily value of net assets of the Fund:

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.65%
In excess of $1 billion but not more than $3 billion	0.61%
In excess of $3 billion but not more than $5 billion	0.59%
In excess of $5 billion but not more than $10 billion	0.57%
In excess of $10 billion	0.55%

BlackRock Equity Dividend V.I. Fund

Portion of average daily value of net assets of the Fund:

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.60%
In excess of $1 billion but not more than $3 billion	0.56%
In excess of $3 billion but not more than $5 billion	0.54%
In excess of $5 billion but not more than $10 billion	0.52%
In excess of $10 billion	0.51%

BlackRock Global Allocation V.I. Fund

Portion of average daily value of net assets of the Fund:

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $6 billion	0.65%
In excess of $6 billion but not more than $8 billion	0.61%
In excess of $8 billion but not more than $10 billion	0.59%
In excess of $10 billion but not more than $15 billion	0.57%
In excess of $15 billion	0.55%

BlackRock Global Opportunities V.I. Fund

Portion of average daily value of net assets of the Fund:

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.75%
In excess of $1 billion but not more than $3 billion	0.71%
In excess of $3 billion but not more than $5 billion	0.68%
In excess of $5 billion but not more than $10 billion	0.65%
In excess of $10 billion	0.64%

BlackRock Government Money Market V.I. Fund

Portion of average daily value of net assets of the Fund:

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.500%
In excess of $1 billion but not more than $2 billion	0.450%
In excess of $2 billion but not more than $3 billion	0.400%
In excess of $3 billion but not more than $4 billion	0.375%
In excess of $4 billion but not more than $7 billion	0.350%
In excess of $7 billion but not more than $10 billion	0.325%
In excess of $10 billion but not more than $15 billion	0.300%
In excess of $15 billion	0.290%

BlackRock International V.I. Fund

Portion of average daily value of net assets of the Fund:

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.75%
In excess of $1 billion but not more than $3 billion	0.71%
In excess of $3 billion but not more than $5 billion	0.68%
In excess of $5 billion but not more than $10 billion	0.65%
In excess of $10 billion	0.64%

BlackRock iShares® Alternative Strategies V.I. Fund

Portion of average daily value of net assets of the Fund:

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.250%
In excess of $1 billion but not more than $3 billion	0.240%
In excess of $3 billion but not more than $5 billion	0.225%
In excess of $5 billion but not more than $10 billion	0.220%
In excess of $10 billion	0.210%

BlackRock iShares® Dynamic Allocation V.I. Fund

Portion of average daily value of net assets of the Fund:

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.150%
In excess of $1 billion but not more than $3 billion	0.140%
In excess of $3 billion but not more than $5 billion	0.135%
In excess of $5 billion	0.130%

BlackRock iShares® Dynamic Fixed Income V.I. Fund

Portion of average daily value of net assets of the Fund:

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.150%
In excess of $1 billion but not more than $3 billion	0.140%
In excess of $3 billion but not more than $5 billion	0.135%
In excess of $5 billion	0.130%

BlackRock iShares® Equity Appreciation V.I. Fund

Portion of average daily value of net assets of the Fund:

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.150%
In excess of $1 billion but not more than $3 billion	0.140%
In excess of $3 billion but not more than $5 billion	0.135%
In excess of $5 billion	0.130%

BlackRock Large Cap Core V.I. Fund

Portion of average daily value of net assets of the Fund:

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $250 million	0.500%
In excess of $250 million but not exceeding $300 million	0.450%
In excess of $300 million but not exceeding $400 million	0.425%
In excess of $400 million	0.400%

BlackRock Large Cap Growth V.I. Fund

Portion of average daily value of net assets of the Fund:

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.65%
In excess of $1 billion but not more than $3 billion	0.61%
In excess of $3 billion but not more than $5 billion	0.59%
In excess of $5 billion but not more than $10 billion	0.57%
In excess of $10 billion	0.55%

BlackRock Large Cap Value V.I. Fund

Portion of average daily value of net assets of the Fund:

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.75%
In excess of $1 billion but not more than $3 billion	0.71%
In excess of $3 billion but not more than $5 billion	0.68%
In excess of $5 billion but not more than $10 billion	0.65%
In excess of $10 billion	0.64%

For BlackRock Large Cap Value V.I. Fund, effective June 1, 2012, the Manager has agreed to voluntarily waive 0.10% of its management fee payable by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice.

BlackRock Managed Volatility V.I. Fund

Portion of average daily value of net assets of the Fund:

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.55%
In excess of $1 billion but not more than $3 billion	0.52%
In excess of $3 billion but not more than $5 billion	0.50%
In excess of $5 billion but not more than $10 billion	0.48%
In excess of $10 billion	0.47%

BlackRock U.S. Government Bond V.I. Fund

Portion of average daily value of net assets of the Fund:

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.50%
In excess of $1 billion but not more than $3 billion	0.47%
In excess of $3 billion but not more than $5 billion	0.45%
In excess of $5 billion but not more than $10 billion	0.44%
In excess of $10 billion	0.43%

For BlackRock U.S. Government Bond V.I. Fund, effective June 1, 2014, BlackRock has agreed to voluntarily waive 0.03% of its management fee payable by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice.

BlackRock Value Opportunities V.I. Fund

Portion of average daily value of net assets of the Fund:

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.75%
In excess of $1 billion but not more than $3 billion	0.71%
In excess of $3 billion but not more than $5 billion	0.68%
In excess of $5 billion but not more than $10 billion	0.65%
In excess of $10 billion	0.64%

BlackRock High Yield V.I. Fund and BlackRock Total Return V.I. Fund

Portion of aggregate average daily value of net assets of both Funds:

	Rate of Management Fee
	BlackRock High Yield V.I. Fund	BlackRock Total Return V.I. Fund
Not exceeding $250 million	0.55%	0.50%
In excess of $250 million but not more than $500 million	0.50%	0.45%
In excess of $500 million but not more than $750 million	0.45%	0.40%
In excess of $750 million	0.40%	0.35%

These fee rates for the Total Return V.I. Fund and High Yield V.I. Fund are applied to the average daily net assets of each Fund, with the reduced rates shown below applicable to portions of the assets of each Fund to the extent that the aggregate average daily net assets of the combined Funds exceed $250 million, $500 million and $750 million (each such amount being a “breakpoint level”). The portion of the assets of a Fund to which the rate at each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average daily net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate.

BlackRock S&P 500 Index V.I. Fund

Rate of Management Fee
0.300%

For BlackRock S&P 500 Index V.I. Fund, BlackRock has contractually agreed to waive 0.10% of its management fee through April 30, 2017.

Prior to May 1, 2014, the management fee applicable to S&P 500 Index V.I. Fund was subject to voluntary reductions for assets exceeding $500 million as follows:

Portion of Average Daily Value of Net Assets	Rate of Management Fee
Not exceeding $500 million	0.300%
In excess of $500 million but not exceeding $1 billion	0.275%
In excess of $1 billion	0.250%

The Manager has agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of a Fund’s business, if any) of each share class of certain Funds at the levels shown below and in a Fund’s fees and expenses table in the Fund Overview section of the Fund’s Prospectus. Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this prospectus as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.” To achieve these expense caps, the Manager has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.

All Funds (except BlackRock Managed Volatility V.I. Fund, BlackRock iShares® Alternative Strategies V.I. Fund, BlackRock iShares® Dynamic Allocation V.I. Fund, BlackRock iShares® Dynamic Fixed Income V.I. Fund and BlackRock iShares® Equity Appreciation V.I. Fund)

With respect to Class I shares of the Funds other than Global Opportunities V.I. Fund and Government Money Market V.I. Fund, the Manager has agreed to contractually waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25% of average net assets. With respect to Class I shares of Global Opportunities V.I. Fund and Government Money Market V.I. Fund, the Manager has agreed to contractually waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.97% and 0.30%, respectively, of average daily net assets.

With respect to Class II and Class III shares of the Funds, other than Global Opportunities V.I. Fund, the Manager has agreed to contractually waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses, and excluding Distribution Fees) to 1.40% of average net assets for Class II shares and 1.50% of average daily net assets for Class III shares. With respect to Class II and Class III shares of Global Opportunities V.I. Fund, the Manager has agreed to contractually waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.12% of average daily net assets for Class II shares and 1.22% of average daily net assets for Class III shares.

For the Government Money Market V.I. Fund, the Manager has voluntarily agreed to waive a portion of its fees and/or reimburse operating expenses to enable the Fund to maintain a minimum daily net investment income dividend. The Manager may discontinue this waiver and/or reimbursement at any time without notice. Taking into account this voluntary waiver and/or reimbursement of fees, the Total Annual Fund Operating Expenses may be lower than shown in the Annual Fund Operating Expenses table.

BlackRock Managed Volatility V.I. Fund, BlackRock iShares® Alternative Strategies V.I. Fund, BlackRock iShares® Dynamic Allocation V.I. Fund, BlackRock iShares® Dynamic Fixed Income V.I. Fund and BlackRock iShares® Equity Appreciation V.I. Fund

With respect to Class I shares of the Funds, the Manager has agreed to contractually waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses (excluding Dividend Expense, Interest

Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.00% of average daily net assets for BlackRock Managed Volatility V.I. Fund, 0.65% of average daily net assets for iShares® Alternative Strategies V.I. Fund, 0.53% of average daily net assets for iShares® Dynamic Allocation V.I. Fund, 0.50% of average daily net assets for iShares® Dynamic Fixed Income V.I. Fund and 0.45% of average daily net assets for iShares® Equity Appreciation V.I. Fund.

With respect to Class II and Class III shares of the Funds, the Manager has agreed to contractually waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses, and excluding Distribution Fees) to 1.15% of average net assets for Class II shares and 1.25% of average daily net assets for Class III shares of BlackRock Managed Volatility V.I. Fund, 0.90% of average daily net assets for Class III shares of iShares® Alternative Strategies V.I. Fund, 0.78% of average daily net assets for Class III shares of iShares® Dynamic Allocation V.I. Fund, 0.75% of average daily net assets for Class III shares of iShares® Dynamic Fixed Income V.I. Fund and 0.70% of average daily net assets for Class III shares of iShares® Equity Appreciation V.I. Fund.

The following tables show the investment advisory fees paid to the Manager with respect to each Fund for the last three fiscal years:

	Fees Paid to the Manager For the Year Ended December 31,			Fees Waived by the Manager For the Year Ended December 31,[1]
	2015	2014	2013	2015	2014	2013
Basic Value V.I. Fund	$2,990,915	$2,992,530	$2,781,342	$4,929	$1,314	$3,635
Capital Appreciation V.I. Fund	$2,556,857	$2,513,983	$2,278,909	$4,561	$2,948	$3,090
Equity Dividend V.I. Fund	$417,004	$339,192	$322,370	$2,278	$697	$1,002
Global Allocation V.I. Fund	$72,179,981	$75,125,677	$72,176,845	$58,831	$3,362	$1,689
Global Opportunities V.I. Fund	$346,434	$377,856	$349,402	$57,373	$252	$572
Government Money Market V.I. Fund	$949,273	$1,034,797	$970,023	$765,442	$809,590	$699,683
High Yield V.I. Fund	$1,174,825	$958,543	$840,099	$6,019	$3,238	$1,621
International V.I. Fund	$895,641	$1,044,017	$1,056,188	$2,394	$2,364	$1,305
iShares® Alternative Strategies V.I. Fund	$23,545	$3,523	—	$23,545	$3,523	—
iShares® Dynamic Allocation V.I. Fund	$17,353	$3,056	—	$17,353	$3,056	—
iShares® Dynamic Fixed Income V.I. Fund	$10,580	$2,164	—	$10,580	$2,164	—
iShares® Equity Appreciation V.I. Fund	$9,406	$1,885	—	$9,406	$1,885	—
Large Cap Core V.I. Fund	$2,391,938	$2,395,386	$2,197,793	$8,048	$7,088	$5,387
Large Cap Growth V.I. Fund	$912,219	$848,552	$736,018	$3,612	$2,968	$1,994
Large Cap Value V.I. Fund	$814,229	$871,201	$856,833	$110,507	$117,523	$116,122
Managed Volatility V.I. Fund	$110,513	$124,330	$137,606	$54,175	$75,017	$85,644
S&P 500 Index V.I. Fund	$602,010	$598,512	$538,166	$205,684	$137,286	$1,838
Total Return V.I. Fund	$800,957	$683,565	$737,866	$7,251	$810	$0
U.S Government Bond V.I. Fund	$444,935	$494,876	$583,871	$28,400	$18,702	$4,211
Value Opportunities V.I. Fund	$1,929,736	$2,099,792	$1,960,931	$2,524	$4,705	$6,495

[1]	In addition to the waiver arrangements described above, BlackRock may waive a portion of each Fund’s management fee in connection with each Fund’s investment in an affiliated money market fund.

The Management Agreement relating to the Funds, unless earlier terminated as described below, will continue in effect for an initial two year period and from year to year thereafter if approved annually (a) by the Board of Directors of the Company or by a majority of the outstanding shares of the respective Funds, and (b) by a majority of the directors who are not parties to such contracts or interested persons (as defined in the Investment Company Act of 1940) of any such party. The Management Agreement is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party or by the vote of the shareholders of the respective Funds.

The Manager has entered into sub-advisory agreements (each a “Sub-Advisory Agreement”) with BlackRock Investment Management, LLC (“BIM”), BlackRock Financial Management, Inc. (“BFM”), BlackRock International Limited (“BIL”), BlackRock Asset Management North America Limited (“BNA”) and BlackRock (Singapore) Limited (“BRS”) (the “Sub-Advisers”), pursuant to which each Sub-Adviser receives for the services it provides to one of more of the Funds a monthly fee. The fee is calculated at an annual rate equal to a percentage of the investment advisory fee received by the Manager from each applicable Fund.

On January 22, 2013, BIL, BlackRock (Hong Kong) Limited (“BHK”) and BRS replaced BIM as sub-advisers to the Managed Volatility V.I. Fund. On July 1, 2013, the Sub-Advisory Agreement between the Manager and BIL with respect to the Global Allocation V.I. Fund expired. On March 21, 2014, BNA replaced BHK as a sub-adviser to the Managed Volatility V.I. Fund. On July 1, 2014, the Sub-Advisory Agreements between the Manager and BFM, with respect to the High Yield V.I. Fund, Managed Volatility V.I. Fund, Total Return V.I. Fund and U.S. Government Bond V.I. Fund, and the Sub-Advisory Agreements between the Manager and BIM, with respect to the Basic Value V.I. Fund, Capital Appreciation V.I. Fund, Equity Dividend V.I. Fund, Global Allocation V.I. Fund, Global Opportunities V.I. Fund, Large Cap Core V.I. Fund, Large Cap Growth V.I. Fund, Large Cap Value V.I. Fund, S&P 500 Index V.I. Fund and Value Opportunities V.I. Fund, expired.

The table below sets forth information about the total sub-advisory fees paid to the Sub-Advisers for the periods indicated:

Paid to the Sub-Advisers
Basic Value V.I. Fund
2015	N/A
2014	$1,096,326
2013	$2,054,517
Capital Appreciation V.I. Fund
2015	N/A
2014	$905,928
2013	$1,682,742
Equity Dividend V.I. Fund
2015	N/A
2014	$121,947
2013	$237,709
Global Allocation V.I. Fund
2015	N/A
2014	$17,478,574
2013	$42,322,645
Global Opportunities V.I. Fund
2015	N/A
2014	$142,913
2013	$258,176
Government Money Market V.I. Fund
2015	N/A
2014	N/A
2013	N/A
High Yield V.I. Fund
2015	N/A
2014	$265,979
2013	$494,754
International V.I. Fund
2015	$253,897
2014	$505,423
2013	$780,329
iShares® Alternative Strategies V.I. Fund[1]
2015	N/A
2014	N/A
iShares® Dynamic Allocation V.I. Fund[1]
2015	N/A
2014	N/A
iShares® Dynamic Fixed Income V.I. Fund[1]
2015	N/A
2014	N/A

Paid to the Sub-Advisers
iShares® Equity Appreciation V.I. Fund[1]
2015	N/A
2014	N/A
Large Cap Core V.I. Fund
2015	N/A
2014	$868,002
2013	$1,671,393
Large Cap Growth V.I. Fund
2015	N/A
2014	$303,932
2013	$542,715
Large Cap Value V.I. Fund
2015	N/A
2014	$281,283
2013	$547,746
Managed Volatility V.I. Fund
2015	$0
2014	$29,369
2013	$43,866
S&P 500 Index V.I. Fund
2015	N/A
2014	$191,494
2013	$396,605
Total Return V.I. Fund
2015	N/A
2014	$202,023
2013	$435,342
U.S. Government Bond V.I. Fund
2015	N/A
2014	$146,713
2013	$342,044
Value Opportunities V.I. Fund
2015	N/A
2014	$723,293
2013	$1,445,607

[1]	The Fund commenced operations on April 30, 2014.

The Manager has entered into administrative services agreements with certain Insurance Companies, including Transamerica Advisors Life Insurance Company and Transamerica Advisors Life Insurance Company of New York, pursuant to which the Manager compensates such companies for administrative responsibilities relating to the Company, which are performed by such Insurance Companies.

Payment of Expenses. The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Company connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Company who are affiliated persons of BlackRock, Inc. or any of its affiliates. The Fund pays all other expenses incurred in its operation, including a portion of the Company’s general administrative expenses allocated on the basis of the Fund’s asset size. Expenses that will be borne directly by the Fund include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, expenses of registering the shares under federal, state or foreign laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, charges of the custodian and transfer agent and other expenses attributable to the Fund. Expenses which will be allocated on the basis of size of the Fund include directors’ fees, legal expenses, state franchise taxes, auditing services, costs of preparing, printing and mailing proxies, Commission fees, accounting costs and other expenses properly payable by the Company and allocable on the basis of size of the Fund. Certain accounting services are provided for the Company by the Manager and the Company reimburses the Manager in connection with such services. Depending upon the nature of the lawsuit, litigation costs may be directly applicable to the Fund or allocated on the basis of the size of the Fund. The Board of Directors has determined that this is an appropriate method of allocation of expenses. Certain accounting services are provided to the Company by BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) pursuant to an agreement between BNY Mellon and the Company. The Company pays a fee for these services.

Credit Agreement. The Company, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, which facility terminates on April 21, 2016, unless otherwise extended or renewed (the “Credit Agreement”). Excluding commitments designated for certain funds, other Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The Funds may borrow under the Credit Agreement to meet shareholder redemptions and for other lawful purposes. The Funds may not borrow under the Credit Agreement for leverage. The Funds may borrow up to the maximum amount allowable under the Funds’ current Prospectus and SAI, subject to various other legal, regulatory or contractual limits. Borrowing results in interest expense and other fees and expenses for the Funds which may impact the Funds’ net expenses. The costs of borrowing may reduce the Funds’ returns. Each Fund is charged its pro rata share of upfront fees and commitment fees on the aggregate commitment amount based on its net assets. If the Funds borrow pursuant to the Credit Agreement, the Funds are charged interest at a variable rate.

Portfolio Manager Information

The Funds are managed by the portfolio managers or management teams set forth in the Prospectus.

Other Funds and Accounts Managed

The following table sets forth information about funds and accounts other than each applicable Fund for which each Fund’s (other than the Government Money Market V.I. Fund’s) portfolio manager or managers are primarily responsible for the day-to-day portfolio management as of the Company’s fiscal year ended December 31, 2015.

Basic Value V.I.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Bartlett Geer, CFA	9	4	0	0	0	0
	$7.69 Billion	$2.82 Billion	$0	$0	$0	$0
Carrie King	9	4	0	0	0	0
	$7.69 Billion	$2.82 Billion	$0	$0	$0	$0

Capital Appreciation V.I.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Lawrence Kemp	17	2	2	0	0	0
	$13.60 Billion	$1.20 Billion	$357.8 Million	$0	$0	$0

Equity Dividend V.I.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Robert M. Shearer	12	5	2	0	0	0
	$26.72 Billion	$1.56 Billion	$419.6 Million	$0	$0	$0
Tony DeSpirito	7	4	2	0	0	0
	$25.55 Billion	$1.37 Billion	$419.6 Million	$0	$0	$0
David J. Cassese	6	1	2	0	0	0
	$25.22 Billion	$1.06 Billion	$419.6 Million	$0	$0	$0

Global Allocation V.I.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Dennis Stattman	6	4	0	0	1	0
	$55.50 Billion	$26.13 Billion	$0	$0	$874.4 Million	$0
Dan Chamby	6	4	0	0	1	0
	$55.50 Billion	$26.13 Billion	$0	$0	$874.4 Million	$0
Aldo Roldan	6	4	0	0	1	0
	$55.50 Billion	$26.13 Billion	$0	$0	$874.4 Million	$0

Global Opportunities V.I.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas Callan, CFA	11	8	3	0	0	2
	$12.07 Billion	$5.14 Billion	$1.04 Billion	$0	$0	$979.5 Million
Ian Jamieson, CFA	6	6	1	0	0	0
	$4.44 Billion	$1.14 Billion	$64.14 Million	$0	$0	$0
Simon McGeough	4	4	1	0	0	0
	$3.01 Billion	$580.7 Million	$64.14 Million	$0	$0	$0

High Yield V.I.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James E. Keenan	12	24	16	0	1	4
	$24.85 Billion	$11.96 Billion	$6.65 Billion	$0	$0.10 Million	$746.9 Million
Mitchell Garfin, CFA	11	13	22	0	0	4
	$22.99 Billion	9.38 Billion	$8.94 Billion	$0	$0	$746.9 Million
David Delbos	9	8	21	0	0	4
	$20.57 Billion	$8.84 Billion	$8.57 Billion	$0	$0	$746.9 Million
Derek Schoenhofen	5	7	6	0	0	0
	$18.93 Billion	$5.47 Billion	$792.1 Million	$0	$0	$0

International V.I.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James Bristow, CFA	2	0	2	0	0	0
	$2.80 Billion	$0	$478.7 Million	$0	$0	$0
Gareth Williams, CFA	1	0	2	0	0	0
	$554.1 Million	$0	$478.7 Million	$0	$0	$0

iShares Alternative Strategies V.I.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Amy Whitelaw	30	331	131	0	0	0
	$19.15 Billion	$245.4 Billion	$38.10 Billion	$0	$0	$0
Vishal Karir, CFA*	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0
Michael Gates, CFA**	5	1	0	0	0	0
	$1.08 Billion	$84.51 Million	$0	$0	$0	$0

*	Information is provided as of November 30, 2015.
**	Information is provided as of February 29, 2016.

iShares Dynamic Allocation V.I.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Amy Whitelaw	30	331	131	0	0	0
	$19.15 Billion	$245.4 Billion	$38.10 Billion	$0	$0	$0
Vishal Karir, CFA*	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0
Michael Gates, CFA**	5	1	0	0	0	0
	$1.08 Billion	$84.51 Million	$0	$0	$0	$0

*	Information is provided as of November 30, 2015.
**	Information is provided as of February 29, 2016.

iShares Dynamic Fixed Income V.I.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Amy Whitelaw	30	331	131	0	0	0
	$19.15 Billion	$245.4 Billion	$38.10 Billion	$0	$0	$0
Vishal Karir, CFA*	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0
Michael Gates, CFA**	5	1	0	0	0	0
	$1.08 Billion	$84.51 Million	$0	$0	$0	$0

*	Information is provided as of November 30, 2015.
**	Information is provided as of February 29, 2016.

iShares Equity Appreciation V.I.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Amy Whitelaw	30	331	131	0	0	0
	$19.15 Billion	$245.4 Billion	$38.10 Billion	$0	$0	$0
Vishal Karir, CFA*	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0
Michael Gates, CFA**	5	1	0	0	0	0
	$1.08 Billion	$84.51 Million	$0	$0	$0	$0

*	Information is provided as of November 30, 2015.
**	Information is provided as of February 29, 2016.

Large Cap Core V.I.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Peter Stournaras, CFA	13	7	1	0	0	0
	$6.94 Billion	$1.19 Billion	$5.76 Million	$0	$0	$0

Large Cap Growth V.I.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Peter Stournaras, CFA	13	7	1	0	0	0
	$7.30 Billion	$1.19 Billion	$5.76 Million	$0	$0	$0

Large Cap Value V.I.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Peter Stournaras, CFA	13	7	1	0	0	0
	$7.34 Billion	$1.19 Billion	$5.76 Million	$0	$0	$0

Managed Volatility V.I.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Philip Green	17	24	5	0	0	2
	$13.87 Billion	$3.80 Billion	$5.11 Billion	$0	$0	$2.77 Billion
Justin Christofel, CFA	18	24	0	0	0	0
	$16.97 Billion	7.12 Billion	$0	$0	$0	$0

S&P 500 Index V.I.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Greg Savage	321	88	3	0	0	0
	715.6 Billion	$29.12 Billion	$229.4 Million	$0	$0	$0
Alan Mason	319	378	505	0	0	0
	$707.2 Billion	$490.5 Billion	$471.0 Billion	$0	$0	$0
Jennifer Hsui, CFA*	54	0	0	0	0	0
	$82.79 Billion	$0	$0	$0	$0	$0
Creighton Jue, CFA*	0	19	9	0	0	0
	$0	$5.22 Billion	$4.53 Billion	$0	$0	$0
Rachel Aguirre*	13	82	64	0	0	0
	$14.68 Billion	$139.1 Billion	$94.08 Billion	$0	$0	$0
*	Information is provided as of March 31, 2016.

Total Return V.I.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Rick Rieder	10	8	6	0	0	1
	$49.24 Billion	$1.43 Billion	$3.30 Billion	$0	$0	$206.7 Million
Bob Miller	13	8	2	0	0	0
	$50.16 Billion	$10.61 Billion	$2.45 Billion	$0	$0	$0

U.S. Government Bond V.I.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Bob Miller	13	8	2	0	0	0
	$50.29 Billion	$10.61 Billion	$2.45 Billion	$0	$0	$0
Matthew Kraeger	5	10	21	0	1	1
	$2.39 Billion	$1.62 Billion	$10.82 Billion	$0	$240.2 Million	$251.9 Million

Value Opportunities V.I.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Murali Balaraman	5	3	0	0	0	0
	$2.39 Billion	$413.0 Million	$0	$0	$0	$0
John Coyle	5	3	0	0	0	0
	$2.39 Billion	$413.0 Million	$0	$0	$0	$0

Fund Ownership

The following table sets forth the dollar range of equity securities of the Funds beneficially owned by each portfolio manager (other than the Government Money Market V.I. Fund’s portfolio manager) as of the fiscal year ended December 31, 2015.

Basic Value V.I.

Portfolio Manager	Dollar Range of Equity Securities of the Fund(s) Owned
Bartlett Geer, CFA	None
Carrie King	None

Capital Appreciation V.I.

Portfolio Manager	Dollar Range of Equity Securities of the Fund(s) Owned
Lawrence Kemp	None

Equity Dividend V.I.

Portfolio Manager	Dollar Range of Equity Securities of the Fund(s) Owned
Robert M. Shearer	None
Tony DeSpirito	None
David J. Cassese	None

Global Allocation V.I.

Portfolio Manager	Dollar Range of Equity Securities of the Fund(s) Owned
Dennis Stattman	None
Dan Chamby	None
Aldo Roldan	None

Global Opportunities V.I.

Portfolio Manager	Dollar Range of Equity Securities of the Fund(s) Owned
Thomas Callan, CFA	None
Ian Jamieson, CFA	None
Simon McGeough	None

High Yield V.I.

Portfolio Manager	Dollar Range of Equity Securities of the Fund(s) Owned
James E. Keenan	None
Mitchell Garfin, CFA	None
David Delbos	None
Derek Schoenhofen	None

International V.I.

Portfolio Manager	Dollar Range of Equity Securities of the Fund(s) Owned
James Bristow, CFA	None
Gareth Williams, CFA	None

iShares Alternative Strategies V.I.

Portfolio Manager	Dollar Range of Equity Securities of the Fund(s) Owned
Amy Whitelaw	None
Vishal Karir, CFA*	None
Michael Gates, CFA**	None

*	Information is provided as of November 30, 2015.
**	Information is provided as of February 29, 2016.

iShares Dynamic Allocation V.I.

Portfolio Manager	Dollar Range of Equity Securities of the Fund(s) Owned
Amy Whitelaw	None
Vishal Karir, CFA*	None
Michael Gates, CFA**	None

*	Information is provided as of November 30, 2015.
**	Information is provided as of February 29, 2016.

iShares Dynamic Fixed Income V.I.

Portfolio Manager	Dollar Range of Equity Securities of the Fund(s) Owned
Amy Whitelaw	None
Vishal Karir, CFA*	None
Michael Gates, CFA**	None

*	Information is provided as of November 30, 2015.
**	Information is provided as of February 29, 2016.

iShares Equity Appreciation V.I.

Portfolio Manager	Dollar Range of Equity Securities of the Fund(s) Owned
Amy Whitelaw	None
Vishal Karir, CFA*	None
Michael Gates, CFA**	None

*	Information is provided as of November 30, 2015.
**	Information is provided as of February 29, 2016.

Large Cap Core V.I.

Portfolio Manager	Dollar Range of Equity Securities of the Fund(s) Owned
Peter Stournaras, CFA	None

Large Cap Growth V.I.

Portfolio Manager	Dollar Range of Equity Securities of the Fund(s) Owned
Peter Stournaras, CFA	None

Large Cap Value V.I.

Portfolio Manager	Dollar Range of Equity Securities of the Fund(s) Owned
Peter Stournaras, CFA	None

Managed Volatility V.I.

Portfolio Manager	Dollar Range of Equity Securities of the Fund(s) Owned
Philip Green	None
Justin Christofel, CFA	None

S&P 500 Index V.I.

Portfolio Manager	Dollar Range of Equity Securities of the Fund(s) Owned
Alan Mason	None
Greg Savage, CFA	None
Jennifer Hsui, CFA*	None
Creighton Jue, CFA*	None
Rachel Aguirre*	None

*	Information is provided as of March 31, 2016.

Total Return V.I.

Portfolio Manager	Dollar Range of Equity Securities of the Fund(s) Owned
Rick Rieder	None
Bob Miller	None

U.S. Government Bond V.I.

Portfolio Manager	Dollar Range of Equity Securities of the Fund(s) Owned
Bob Miller	None
Matthew Kraeger	None

Value Opportunities V.I.

Portfolio Manager	Dollar Range of Equity Securities of the Fund(s) Owned
Murali Balaraman	None
John Coyle	None

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2015.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Messrs. Geer, Kemp, Shearer, DeSpirito, Cassese, Callan, Jamieson, McGeough, Bristow, Williams, Stournaras, Balaraman and Coyle and Ms. King

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:

Portfolio Manager	Funds Managed	Applicable Benchmarks
Bartlett Geer, CFA Carrie King	Basic Value V.I.	Lipper Large Cap Value Fund Classification
Lawrence Kemp	Capital Appreciation V.I.	Lipper Large Cap Growth fund classification; Lipper Mid-Cap Growth fund classification and eVestment Alliance US Large Cap Growth Equity category
Robert M. Shearer Tony DeSpirito David J. Cassese	Equity Dividend V.I.	Lipper Equity Income and Lipper Global Natural Resources classification
Thomas Callan, CFA Ian Jamieson, CFA Simon McGeough	Global Opportunities V.I.	Lipper Mid-Cap Core Fund classification; Lipper International Multi-Cap Core fund classification; Lipper Global/Health/Biotechnology Fund classification
James Bristow, CFA Gareth Williams, CFA	International V.I.	MSCI AC World; MSCI World GDR; MSCI AC World ex-USA; MSCI AC World IT NDR; MSCI World Financials
Murali Balaraman John Coyle	Value Opportunities V.I.	Lipper Global Small-/Mid-Cap Fund classification; Morningstar Global Small-Cap Equity Fund classification; Lipper Small-Cap Value Fund classification; Lipper Mid-Cap Value Fund classification
Peter Stournaras, CFA	Large Cap Core V.I. Large Cap Growth V.I. Large Cap Value V.I.	Lipper Large-Cap Core, Lipper Large-Cap Growth and Lipper Large-Cap Value Fund Classifications.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Discretionary Incentive Compensation

Messrs. Stattman, Chamby and Roldan

Generally, discretionary incentive compensation for Global Allocation portfolio managers is based on a formulaic compensation program. The team’s formulaic portfolio manager compensation program is based on team revenue with a measure of operational efficiency, and pre-tax investment performance relative to benchmark over 1 and 5-year performance periods. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Funds Managed	Applicable Benchmarks
Dennis Stattman Dan Chamby Aldo Roldan	Global Allocation V.I.	S&P 500 Index, FTSE World ex-US Index, Bank of America Merrill Lynch 5-Year Treasury Index and Citigroup Non-US Dollar World Government Bond Index.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management.

Discretionary Incentive Compensation

Messrs. Keenan, Garfin, Delbos, Schoenhofen, Rieder, Miller and Kraeger

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:

Portfolio Manager	Funds Managed	Applicable Benchmarks
James E. Keenan Mitchell Garfin David Delbos Derek Schoenhofen	High Yield V.I.	A combination of market-based indices (e.g., The Barclays U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.
Rick Rieder	Total Return V.I.	A combination of market-based indices (e.g., Barclays U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.
Bob Miller	Total Return V.I. U.S. Government Bond V.I.	A combination of market-based indices (e.g., Barclays U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.
Matthew Kraeger	U.S. Government Bond V.I.	A combination of market-based indices (e.g. Citigroup Mortgage Index, Barclays GNMA MBS Index), certain customized indices and certain fund industry peer groups.

Discretionary Incentive Compensation

Messrs. Jue, Mason and Savage, and Mdmes. Aguirre, Hsui and Whitelaw

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to pre-determined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Funds Managed	Applicable Benchmarks
Greg Savage, CFA Alan Mason Jennifer Hsui, CFA Creighton Jue, CFA Rachel Aguirre	S&P 500 Index V.I.	No Benchmarks.
Amy Whitelaw	iShares Alternative Strategies V.I. iShares Dynamic Allocation V.I. iShares Dynamic Fixed Income V.I. iShares Equity Appreciation V.I.	No Benchmarks.

Discretionary Incentive Compensation

Mr. Karir

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, Inc. and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock, Inc. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager. Performance is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to the portfolio manager, such benchmarks for the Funds and other accounts are:

Portfolio Manager	Funds Managed	Applicable Benchmarks
Vishal Karir, CFA	iShares Alternative Strategies V.I. iShares Dynamic Allocation V.I. iShares Dynamic Fixed Income V.I. iShares Equity Appreciation V.I.	No Benchmarks.

Discretionary Incentive Compensation

Messrs. Gates, Green and Christofel

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager. Performance of multi-asset class funds is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:

Portfolio Manager	Funds Managed	Applicable Benchmarks
Michael Gates	iShares Alternative Strategies V.I. iShares Dynamic Allocation V.I. iShares Dynamic Fixed Income V.I. iShares Equity Appreciation V.I.	No Benchmarks.
Philip Green Justin Christofel, CFA	Managed Volatility V.I.	No Benchmarks.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Mdmes. Aguirre, Hsui and King and Messrs. Balaraman, Bristow, Coyle, Delbos, DeSpirito, Gates, Green, Jue, Keenan, Mason, McGeough, Miller, Rieder, Savage and Shearer have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Mdmes. Aguirre, Hsui, King and Whitelaw and Messrs. Balaraman, Cassese, Callan, Chamby, Christofel, Coyle, Delbos, DeSpirito, Garfin, Gates, Geer, Green, Jamieson, Jue, Karir, Keenan, Kemp, Kraeger, Mason, McGeough, Miller, Rieder, Roldan, Savage, Schoenhofen, Shearer, Stattman and Stournaras are eligible to participate in the deferred compensation program.

Other compensation benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($265,000 for 2015). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. Mdmes. Aguirre, Hsui, King and Whitelaw and Messrs. Balaraman, Cassese, Callan, Chamby, Christofel, Coyle, Delbos, DeSpirito, Garfin, Gates, Geer, Green, Jamieson, Jue, Karir, Keenan, Kemp, Kraeger, Mason, Miller, McGeough, Rieder, Roldan, Savage, Schoenhofen, Shearer, Stattman and Stournaras are eligible to participate in these plans.

United Kingdom-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including BlackRock Retirement Savings Plans (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution to the RSP is between 6% to 15% (dependent on service related entitlement) of eligible pay capped at £150,000 per annum. The RSP offers a range of investment options, including several collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase date. Messrs. Bristow and Williams are eligible to participate in these plans.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Funds, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Funds. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Funds. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Funds by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Bristow, Callan, Delbos, Garfin, Jamieson, Keenan, Kraeger, McGeough, Rieder, Schoenhofen and Williams may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Bristow, Callan, Delbos, Garfin, Jamieson, Keenan, Kraeger, McGeough, Rieder, Schoenhofen and Williams may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Transfer Agency and Shareholders’ Administrative Services

BNY Mellon, which has its principal place of business at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursement agent for the Fund.

Exemptive Order Information for Domestic Money Market:

The Commission has issued an exemptive order permitting the Fund to conduct principal transactions with respect to the Government Money Market V.I. Fund with Merrill Lynch Government Securities, Inc. (“GSI”) and Merrill Lynch Money Markets, Inc. (“MMI”) in United States Government and government agency securities, and certain other money market securities, subject to a number of conditions, including conditions designed to insure that the prices to the Fund available from GSI and MMI are equal to or better than those available from other sources. GSI and MMI have informed the Fund that they will in no way, at any time, attempt to influence or control the activities of the Fund or the Manager in placing such principal transactions. The exemptive order allows GSI and MMI to receive a dealer spread on any transaction with the Fund no greater than their customary dealer spreads for transactions of the type involved. Effective December 31, 2008, the Fund is no longer relying on such exemptive order.

Accounting Services

Effective February 25, 2013, the Company has entered into an agreement with BNY Mellon pursuant to which BNY Mellon provides certain accounting services to the Funds. Prior to February 25, 2013, State Street Bank and Trust Company (“State Street”) provided certain accounting services to the Funds. The Company pays a fee for these services. The Manager provides certain additional accounting services to each Fund and each Fund reimburses the Manager for such services.

The table below sets forth the fees paid by the Company to BNY Mellon, State Street and the Manager for accounting services for the periods indicated:

	Fees Paid to BNY Mellon For the Year Ended December 31,			Fees Paid to State Street For the Year Ended December 31,			Fees Paid to the Manager For the Year Ended December 31,
	2015	2014	2013	2015	2014	2013	2015	2014	2013
Basic Value V.I. Fund	$106,826	$112,546	$93,826	$0	$0	$2,530	$5,231	$5,170	$4,668
Capital Appreciation V.I. Fund	$84,491	$84,244	$72,198	$0	$0	$6,786	$4,264	$3,886	$4,104
Equity Dividend V.I. Fund	$18,746	$18,335	$16,906	$0	$0	$1,677	$671	$582	$658
Global Allocation V.I. Fund	$499,911	$497,217	$440,931	$0	$0	$60,566	$119,354	$130,481	$125,006
Global Opportunities V.I. Fund	$17,638	$19,395	$14,703	$0	$0	$1,677	$476	$548	$455
Government Money Market V.I. Fund	$6,298	$8,280	$5,028	$0	$0	$1,524	$2,750	$1,947	$1,593
High Yield V.I. Fund	$50,246	$42,303	$26,190	$0	$0	$8,555	$2,428	$1,767	$1,637
International V.I. Fund	$35,469	$42,266	$40,544	$0	$0	$891	$1,212	$1,502	$1,343
iShares® Alternative Strategies V.I. Fund	$6,376	$3,346	—	$0	$0	—	$112	$5	—
iShares® Dynamic Allocation V.I. Fund	$6,770	$3,347	—	$0	$0	—	$138	$6	—
iShares® Dynamic Fixed Income V.I. Fund	$5,915	$3,347	—	$0	$0	—	$81	$7	—
iShares® Equity Appreciation V.I. Fund	$5,766	$3,347	—	$0	$0	—	$75	$6	—
Large Cap Core V.I. Fund	$113,858	$120,249	$95,149	$0	$0	$9,165	$5,576	$5,382	$5,460
Large Cap Growth V.I. Fund	$34,163	$33,031	$28,709	$0	$0	$781	$1,502	$1,330	$1,185
Large Cap Value V.I. Fund	$27,783	$30,300	$28,780	$0	$0	$24,920	$1,136	$1,212	$1,158
Managed Volatility V.I. Fund	$10,255	$11,589	$6,209	$0	$0	$39,929	$210	$235	$275
S&P 500 Index V.I. Fund	$46,362	$46,912	$39,773	$0	$0	$42,080	$2,139	$2,070	$1,852
Total Return V.I. Fund	$38,353	$34,685	$20,917	$0	$0	$9,941	$1,701	$1,414	$1,443
U.S Government Bond V.I. Fund	$24,045	$26,584	$21,156	$0	$0	$6,339	$925	$1,017	$1,029
Value Opportunities V.I. Fund	$57,337	$63,450	$52,829	$0	$0	$5,265	$2,643	$2,985	$2,582

Organization and Management of Wholly-Owned Subsidiaries

BlackRock iShares® Alternative Strategies V.I. Fund intends to gain exposure to commodity markets by investing up to 25% of its total assets in the Alternative Strategies Subsidiary. BlackRock iShares® Dynamic Allocation V.I. Fund intends to gain exposure to commodity markets by investing up to 25% of its total assets in the Dynamic Allocation Subsidiary. Each Subsidiary invests primarily in commodities, commodity-related instruments and other derivatives.

Each Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman KYI-1104, Cayman Islands. Each Subsidiary’s affairs are overseen by a board of directors, which is comprised of John M. Perlowski and Neal Andrews, each a member of the Company’s Board of Directors.

The Manager provides investment management and administrative services to each Subsidiary. The Manager does not receive separate compensation from the Subsidiaries for providing them with investment advisory or administrative services. However, each applicable Fund pays the Manager based on the Fund’s assets, including the assets invested in the respective Subsidiary. Each Subsidiary entered into contracts for the provision of advisory, subadvisory, custody, and audit services with the same service providers that provide those services to the Funds.

Each Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Company. As a result, the Manager, in managing a Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Funds, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of a Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described elsewhere in detail in this SAI. The Company’s Chief Compliance Officer oversees implementation of each Subsidiary’s policies and procedures, and makes periodic reports to the Company’s Board of Directors regarding each Subsidiary’s compliance with its policies and procedures. Each Fund and Subsidiary test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiaries comply with asset segregation requirements to the same extent as the Funds.

V. Information on Distribution Related Expenses

12b-1 Distribution Plans. The Funds have adopted Distribution Plans (collectively, the “Plan”) with regard to the Class II and Class III Common Stock of the Fund, pursuant to Rule 12b-1 under the Investment Company Act. The Plan permits the Company, on behalf of each Fund, to pay to each Insurance Company or a broker-dealer affiliate thereof (“Insurance Company Affiliate”) that enters into an agreement with the Company to provide distribution-related and/or shareholder services to Contract owners, a fee, at the end of each month, of up to 0.15% of the average daily net asset value of the Class II Common Stock of the Fund held by such Insurance Company, and up to 0.25% of the average daily net asset value of the Class III Common Stock of the Fund held by such Insurance Company. Such services include, but are not limited to, (a) the printing and mailing of Fund prospectuses, statements of additional information, any supplements thereto and shareholder reports for existing and prospective Contract owners, (b) services relating to the development, preparation, printing and mailing of Company advertisements, sales literature and other promotional materials describing and/or relating to the Fund and including materials intended for use within the Insurance Company, or for broker-dealer only use or retail use, (c) holding seminars and sales meetings designed to promote the distribution of the Class II and/or Class III Shares of the Fund, (d) obtaining information and providing explanations to Contract owners regarding the investment objectives and policies and other information about the Company and the Fund, including the performance of the Fund, (e) training sales personnel regarding the Company and the Fund, (f) compensating sales personnel in connection with the allocation of cash values and premiums of the Contract owners to the Company, (g) providing personal services and/or maintenance of the accounts of the Contract owners with respect to Class II and Class III Shares of the Fund attributable to such accounts, and (h) financing any other activity that the Company’s Board of Directors determines is primarily intended to result in the sale of Class II and Class III Shares. BlackRock Investments, LLC (“BRIL” or the “Distributor”), an affiliate of the Manager, acts as the Fund’s sole distributor. For the fiscal year ended

December 31, 2015, the Funds paid fees pursuant to the Class II Plan and Class III Plan to various Insurance Companies and Insurance Company Affiliates providing services under the Plan as described below.

Distribution Fees:

Class II Shares Paid to BRIL
Basic Value V.I. Fund	$9,105
Global Allocation V.I. Fund	$395,903
Large Cap Core V.I. Fund	$9,235
Large Cap Value V.I. Fund	$7,800
S&P 500 Index V.I. Fund	$2,944
Value Opportunities V.I. Fund	$5,329

Class III Shares Paid to BRIL
Basic Value V.I. Fund	$126,843
Capital Appreciation V.I. Fund	$601,512
Equity Dividend	$91,807
Global Allocation V.I. Fund	$23,612,482
Global Opportunities V.I. Fund	$7,849
High Yield V.I. Fund	$218,970
iShares® Alternative Strategies V.I. Fund	$2,608
iShares® Dynamic Allocation V.I. Fund	$1,232
iShares® Dynamic Fixed Income V.I. Fund	$849
iShares® Equity Appreciation V.I. Fund	$514
Large Cap Core V.I. Fund	$798,303
Large Cap Growth V.I. Fund	$91,942
Large Cap Value V.I. Fund	$4,774
U.S. Government Bond V.I. Fund	$56,295
Total Return V.I. Fund	$4,284
Value Opportunities V.I. Fund	$18,279

Distribution Arrangements. The Company has entered into a distribution agreement (the “Distribution Agreement”) with BRIL with respect to the sale of the Fund’s shares to the Distributor for resale to Insurance Companies’ accounts. Such shares will be sold at their respective net asset values and therefore will involve no sales charge. BRIL is an affiliate of the Manager.

The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above.

The Manager, the Distributor and their affiliates may make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, the Manager, the Distributor or their affiliates may compensate affiliated and unaffiliated insurance companies or their broker-dealer affiliates for the sale and distribution of shares of the Fund or for services to the Fund and its contract holders. These payments would be in addition to the Fund payments described in this SAI for distribution. These payments may be made to insurance companies or their broker-dealer affiliates to pay for marketing support activities, training sales personnel regarding the Fund, compensating financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of variable annuity and variable life insurance contracts investing in Fund shares, and compensating sales personnel in connection with the allocation of cash values and premium of variable annuity and variable life insurance contracts to investments in Fund shares. The payments made by the Manager, the Distributor and their affiliates are based on a percentage of the value of shares sold to, or held by, customers of the insurance company involved, and may be different for different insurance companies. The payments described above are made from the Manager’s, the Distributor’s or their affiliates’ own assets pursuant to agreements with insurance companies or their broker-dealer affiliates and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales.

The payments described above may be made, at the discretion of BRIL or BlackRock, to insurance companies or their broker-dealer affiliates in connection with the sale and distribution of Fund shares. Pursuant to applicable Financial Industry Regulatory Authority (“FINRA”) regulations, the details of certain of these payments, including the insurance companies or their broker-dealer affiliates receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed.

As of the date of this SAI, as amended or supplemented from time to time, the following insurance companies (or broker-dealer affiliates thereof) are receiving such payments: Allianz Life Financial Services, LLC, AXA Equitable Life Insurance Company, Forethought Life Insurance Co., Forethought Distributors, LLC, Lincoln Financial Distributors, Inc., Nationwide Fund Distributors, LLC, New York Life Insurance and Annuity Corporation, Pacific Select Distributors, Inc., Prudential Annuities Distributors, Inc., RiverSource Distributors, Inc., Transamerica Advisors Life Insurance and Transamerica Advisors Life Insurance Company of New York. In lieu of payments pursuant to the foregoing, the Manager, the Distributor or their affiliates may make payments to insurance companies or their broker-dealer affiliates of an agreed-upon amount that will not exceed the amount that would have been payable pursuant to the above, and may also make similar payments to other insurance companies or their broker-dealer affiliates.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. Furthermore, the Manager, the Distributor and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Manager, the Distributor and their affiliates may also (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker/dealers, financial institutions and their salespersons.

Insurance companies may charge their clients additional fees for account-related services. Insurance companies may charge their customers a service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual insurance company. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Fund’s Prospectus and this Statement of Additional Information.

Pursuant to the Plan, the Fund may enter into service arrangements with insurance companies pursuant to which insurance companies or their broker-dealer affiliates will render certain support services to the insurance companies’ customers (“Customers”). Such services will be provided to Customers and are intended to supplement the services provided by the Fund’s Manager, administrator and/or Transfer Agent to the insurance company. In consideration for payment of a service fee on shares, insurance companies or their broker-dealer affiliates may provide general shareholder liaison services, including, but not limited to (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ sub-accounts; and (ii) assisting Customers in designating and changing account designations and addresses.

In addition to, rather than in lieu of, distribution fees that the Fund may pay to an insurance company or its broker-dealer affiliate pursuant to the Plan and fees the Fund pays to its Transfer Agent, if approved by the Board, the Fund may enter into non-Plan agreements with insurance companies or their broker-dealer affiliates pursuant to which the Fund will pay an insurance company or its broker-dealer affiliates for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are based on a percentage of the average daily net assets of Fund shares held indirectly by Customers of such insurance companies.

The aggregate amount of these payments may be substantial. From time to time, the Manager, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

VI. Computation of Offering Price Per Share

The offering price for each Fund’s shares is equal to the net asset value computed by dividing the value of the Fund’s net assets by the number of shares outstanding. For more information on the purchasing and valuation of shares, please see “Purchase of Shares” and “Pricing of Shares” in Part II of this SAI. The Subsidiaries are subject to the same valuation policies as the Funds as described in “Pricing of Shares” in Part II of this SAI. Each applicable Fund’s investment in a Subsidiary is valued based on the value of the Subsidiary’s portfolio investments. Each Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiary’s portfolio investments be marked-to-market (that is, the value on the Subsidiary’s books changes) each business day to reflect changes in the market value of the investment.

VII. Portfolio Transactions and Brokerage

See “Portfolio Transactions and Brokerage” in Part II of this SAI for more information.

Brokerage Commissions. Information about the brokerage commissions paid by each Fund, including commissions paid to affiliates of the Manager, for the last three fiscal years is set forth in the following table:

	Aggregate Brokerage Commissions Paid For the Year Ended December 31,			Commissions Paid to Affiliates For the Year Ended December 31,
	2015	2014	2013	2015	2014	2013
Basic Value V.I. Fund	$263,908	$285,903	$404,888	$0	$0	$0
Capital Appreciation V.I. Fund	$152,265	$353,940	$415,493	$0	$0	$0
Equity Dividend V.I. Fund	$27,461	$13,261	$7,662	$0	$0	$0
Global Allocation V.I. Fund	$4,686,944	$7,637,692	$6,370,922	$0	$0	$0
Global Opportunities V.I. Fund	$38,488	$72,748	$123,475	$0	$0	$0
Government Money Market V.I. Fund	$—	$0	$0	$0	$0	$0
High Yield V.I. Fund	$15,510	$10,026	$22,851	$0	$0	$0
International V.I. Fund	$230,231	$382,515	$399,897	$0	$0	$0
iShares® Alternative Strategies V.I. Fund	$1,462	$928	—	$0	$0	—
iShares® Dynamic Allocation V.I. Fund	$2,288	$945	—	$0	$0	—
iShares® Dynamic Fixed Income V.I. Fund	$1,208	$945	—	$0	$0	—
iShares® Equity Appreciation V.I. Fund	$1,537	$581	—	$0	$0	—
Large Cap Core V.I. Fund	$116,496	$317,649	$241,960	$0	$0	$0
Large Cap Growth V.I. Fund	$28,776	$65,757	$45,456	$0	$0	$0
Large Cap Value V.I. Fund	$26,933	$66,729	$80,278	$0	$0	$0
Managed Volatility V.I. Fund	$7,776	$8,973	$12,886	$0	$0	$0
S&P 500 Index V.I. Fund	$4,267	$3,509	$3,881	$0	$0	$0
Total Return V.I. Fund	$7,626	$17,243	$21,592	$0	$0	$0
U.S. Government Bond V.I. Fund	$8,284	$13,805	$26,168	$0	$0	$0
Value Opportunities V.I. Fund	$335,934	$462,708	$461,768	$0	$0	$0

The following table shows the dollar amount of brokerage commissions paid to brokers by certain Funds for providing research services and the approximate amount of the transactions involved for the Company’s fiscal year ended December 31, 2015. The provision of research services was not necessarily a factor in the placement of all brokerage business with such brokers.

	Amount of Commissions Paid to Brokers For Providing Research Services	Amount of Brokerage Transactions Involved
Basic Value V.I. Fund	$247,850	$435,573,082
Capital Appreciation V.I. Fund	$143,176	$510,964,904
Equity Dividend V.I. Fund	$25,474	$85,687,952
Global Allocation V.I. Fund	$3,614,104	$7,627,490,665
Global Opportunities V.I. Fund	$31,604	$54,621,689
Government Money Market V.I. Fund	N/A	N/A
High Yield V.I. Fund	$466	$423,726
International V.I. Fund	$136,452	$182,924,236
iShares® Alternative Strategies V.I. Fund	N/A	N/A
iShares® Dynamic Allocation V.I. Fund	N/A	N/A
iShares® Dynamic Fixed Income V.I. Fund	N/A	N/A
iShares® Equity Appreciation V.I. Fund	N/A	N/A
Large Cap Core V.I. Fund	$109,997	$327,352,340
Large Cap Growth V.I. Fund	$27,426	$91,377,287
Large Cap Value V.I. Fund	$25,626	$68,115,121
Managed Volatility V.I. Fund	$879	$4,540,877
S&P 500 Index V.I. Fund	N/A	N/A
Total Return V.I. Fund	$1	$3,155
U.S. Government Bond V.I. Fund	N/A	N/A
Value Opportunities V.I. Fund	$295,787	$266,851,681

Securities Lending. Each Fund conducts its securities lending pursuant to an exemptive order from the Commission permitting it to lend portfolio securities to borrowers affiliated with the Fund and to retain an affiliate of the Fund as lending agent. To the extent that a Fund engages in securities lending, BIM, an affiliate of the Manager, acts as securities lending agent for the Fund, subject to the overall supervision of the Manager. BIM administers the lending program in accordance with guidelines approved by each Fund’s Board.

Those Funds that engage in securities lending retain a portion of securities lending income and remit a remaining portion to BIM as compensation for its services as securities lending agent. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment expenses as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BIM bears all operational costs directly related to securities lending. Each Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. In addition, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee.

Pursuant to the current securities lending agreement, effective as of January 1, 2015: (i) if High Yield V.I. Fund, Government Money Market V.I. Fund, Total Return V.I. Fund and U.S. Government Bond V.I. Fund were to engage in securities lending, these Funds would retain 80% of securities lending income (which excludes collateral investment expenses), and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses.

Pursuant to the current securities lending agreement, effective as of January 1, 2015: (i) Basic Value V.I. Fund, Capital Appreciation V.I. Fund, Equity Dividend V.I. Fund, Large Cap Core V.I. Fund, Large Cap Growth V.I. Fund, Large Cap Value V.I. Fund, S&P 500 Index V.I. Fund and Value Opportunities V.I. Fund retain 71.5% of securities lending income (which excludes collateral investment expenses), and (ii) this amount can never be less than 65% of the sum of securities lending income plus collateral investment expenses.

Pursuant to the current securities lending agreement, effective as of January 1, 2015: (i) Global Opportunities V.I. Fund and International V.I. Fund retain 80% of securities lending income (which excludes collateral investment expenses); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses.

Pursuant to the current securities lending agreement, effective as of January 1, 2015: (i) Global Allocation V.I. Fund retains 80% of the securities lending income (which excludes collateral investment expenses), and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses.

Pursuant to the current securities lending agreement, effective as of January 1, 2015: (i) iShares® Alternative Strategies V.I. Fund, iShares® Dynamic Allocation V.I. Fund, iShares® Dynamic Fixed Income V.I. Fund, iShares® Equity Appreciation V.I. and Managed Volatility V.I. Fund retain 80% of securities lending income (which excludes collateral investment expenses), and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses.

Under the securities lending program, the Funds are categorized into specific asset classes. The determination of a Fund’s asset class category (fixed income, domestic equity, international equity, or fund of funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to between the Company and BIM.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the current securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows:

Government Money Market V.I. Fund, High Yield V.I. Fund, Total Return V.I. Fund and U.S. Government Bond V.I. Fund

(i) If the Funds were to engage in securities lending, 85% of securities lending income (which excludes collateral investment expenses); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses.

Basic Value V.I. Fund, Capital Appreciation V.I. Fund, Equity Dividend V.I. Fund, Large Cap Core V.I. Fund, Large Cap Growth V.I. Fund, Large Cap Value V.I. Fund, S&P 500 Index V.I. Fund and Value Opportunities V.I. Fund

(i) 75% of securities lending income (which excludes collateral investment expenses); and (ii) this amount can never be less than 65% of the sum of securities lending income plus collateral investment expenses.

Global Opportunities V.I. Fund and International V.I. Fund

(i) 85% of securities lending income (which excludes collateral investment expenses); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses.

Global Allocation V.I. Fund

(i) 85% of securities lending income (which excludes collateral investment expenses); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses.

iShares® Alternative Strategies V.I. Fund, iShares® Dynamic Allocation V.I. Fund, iShares® Dynamic Fixed Income V.I. Fund, iShares® Equity Appreciation V.I. Fund and Managed Volatility V.I. Fund,

(i) 85% of securities lending income (which excludes collateral investment expenses); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses.

Prior to January 1, 2015, the Funds were subject to different securities lending fee splits.

See Part II “Investment Risks and Considerations—Securities Lending” in this SAI for additional information.

The following table below shows the securities lending agent fees that were paid by the Funds to the lending agent for the periods indicated:

	Fees Paid to the Lending Agent For the Year Ended December 31,
	2015	2014	2013
Basic Value V.I. Fund	$5,062	$20,124		$1,587
Capital Appreciation V.I. Fund	$8,740	$14,300		$37,457
Equity Dividend V.I. Fund	$892	$0		$0
Global Allocation V.I. Fund	$559,674	$640,621		$281,395
Global Opportunities V.I. Fund	$1,475	$4,970		$5,820
Government Money Market V.I. Fund	$0	$0		$0
High Yield V.I. Fund	$0	$0		$0
International V.I. Fund	$1,626	$1,847		$6,922
iShares® Alternative Strategies V.I. Fund	$10,893	$94	$	N/A
iShares® Dynamic Allocation V.I. Fund	$5,180	$520	$	N/A
iShares® Dynamic Fixed Income V.I. Fund	$2,890	$215	$	N/A
iShares® Equity Appreciation V.I. Fund	$1,706	$144	$	N/A
Large Cap Core V.I. Fund	$11,603	$1,768		$4,693
Large Cap Growth V.I. Fund	$11,396	$724		$691
Large Cap Value V.I. Fund	$2,550	$69		$1,523
Managed Volatility V.I. Fund	$784	$956		$1
S&P 500 Index V.I. Fund	$4,187	$8,005		$1,078
Total Return V.I. Fund	$0	$0		$0
U.S. Government Bond V.I. Fund	$0	$0		$0
Value Opportunities V.I. Fund	$79,206	$210,770		$91,004

The value of each Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) if any portion of such holdings were purchased during the fiscal year ended December 31, 2015 are as follows:

Basic Value V.I. Fund Regular Broker/Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000s)
Citigroup Global Markets, Inc.	E	22,547
J.P. Morgan Securities LLC	E	22,360
Morgan Stanley & Co., Inc.	E	3,525

Capital Appreciation V.I. Fund Regular Broker/Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000s)
None

Equity Dividend V.I. Fund Regular Broker/Dealer	Debt(D)/ Equity (E)	Aggregate Holdings (000s)
Banc of America Securities LLC	E	1,669
Citigroup Global Markets Inc.	E	3,392
Goldman Sachs & Co.	E	1,090
J P Morgan Securities Inc.	E	4,630
Morgan Stanley & Co., Inc.	E	1,188

Global Allocation V.I. Fund Regular Broker/Dealer	Debt(D)/ Equity (E)	Aggregate Holdings (000s)
Bank of America Corp.	E	49,092
Bank of America Corp.	D	24,480
Barclays Bank PLC	E	3,395
Citigroup Global Markets Inc.	D	32,237
Citigroup Global Markets Inc.	E	63,917
Credit Suisse Securities (USA), LLC	D	6,112
Credit Suisse Securities (USA), LLC	E	6,377
Deutsche Bank Securities Inc.	D	7,905
Deutsche Bank Securities Inc.	E	8,797
Goldman Sachs & Co.	D	19,773
Goldman Sachs & Co.	E	12,857
JP Morgan Chase Bank	D	38,115
JP Morgan Chase Bank	E	55,298
Mizuho Securities USA, Inc.	E	7,943
Morgan Stanley & Co., Inc.	D	11,529
Morgan Stanley & Co., Inc.	E	12,888
UBS Securities LLC	D	12,873
UBS Securities LLC	E	22,244

Global Opportunities V.I. Fund Regular Broker/Dealer	Debt(D)/ Equity (E)	Aggregate Holdings (000s)
Citigroup Global Markets Inc.	E	769

Government Money Market V.I. Fund Regular Broker/Dealer	Debt(D)/ Equity (E)	Aggregate Holdings (000s)
Goldman Sachs & Co.	D	5,000
J.P. Morgan Securities LLC	D	13,000
Mizuho Securities USA, Inc.	D	5,815
Morgan Stanley & Co., Inc.	D	50,000
RBC Capital Markets LLC	D	2,000

High Yield V.I. Fund Regular Broker/Dealer	Debt(D)/ Equity (E)	Aggregate Holdings (000s)
Banc of America Securities LLC	D	1,709
Citigroup Global Markets Inc.	D	1,376
Goldman Sachs & Co.	D	515
J.P. Morgan Securities LLC	D	1,352
Morgan Stanley & Co., Inc.	D	371

International V.I. Fund Regular Broker/Dealer	Debt(D)/ Equity (E)	Aggregate Holdings (000s)
None

iShares® Alternative Strategies V.I. Fund Regular Broker/Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000s)
None

iShares® Dynamic Allocation V.I. Fund Regular Broker/Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000s)
None

iShares® Dynamic Fixed Income V.I. Fund Regular Broker/Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000s)
None

iShares® Equity Appreciation V.I. Fund Regular Broker/Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000s)
None

Large Cap Core V.I. Fund Regular Broker/Dealer	Debt(D)/ Equity (E)	Aggregate Holdings (000s)
Citigroup Global Markets Inc.	E	12,068
Goldman Sachs & Co.	E	8,691
JPMorgan Chase & Co.	E	16,790

Large Cap Growth V.I. Fund Regular Broker/Dealer	Debt(D)/ Equity (E)	Aggregate Holdings (000s)
Goldman Sachs & Co.	E	1,020

Large Cap Value V.I. Fund Regular Broker/Dealer	Debt(D)/ Equity (E)	Aggregate Holdings (000s)
Banc of America Securities LLC	E	3,962
Citigroup Global Markets Inc.	E	3,543
Goldman Sachs & Co.	E	2,195
JPMorgan Chase & Co.	E	4,912

Managed Volatility V.I. Fund Regular Broker/Dealer	Debt(D)/ Equity (E)	Aggregate Holdings (000s)
None

S&P 500 Index V.I. Fund Regular Broker/Dealer	Debt(D)/ Equity (E)	Aggregate Holdings (000s)
Bank of America Corp.	E	1,824
Citigroup Global Markets Inc.	E	1,605
Goldman Sachs & Co.	E	745
Morgan Stanley & Co., Inc.	E	502

Total Return V.I. Fund Regular Broker/Dealer	Debt(D)/ Equity (E)	Aggregate Holdings (000s)
Banc of America Securities LLC	D	2,975
Banc of America Securities LLC	E	60
Citigroup Global Markets Inc.	D	1,802
Citigroup Global Markets Inc.	E	363
Credit Suisse Securities (USA), LLC	D	1,460
Deutsche Bank Securities Inc.	D	379
Goldman Sachs & Co.	D	1,660
J P Morgan Securities Inc.	D	2,432
Morgan Stanley & Co., Inc.	D	2,390
Barclays Bank PLC	D	783

U.S. Government Bond V.I. Fund Regular Broker/Dealer	Debt(D)/ Equity (E)	Aggregate Holdings (000s)
Banc of America Securities LLC	D	451
Morgan Stanley & Co., Inc.	D	63

Value Opportunities V.I. Fund Regular Broker/Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000s)
None

Portfolio Turnover. The Manager will effect portfolio transactions without regard to holding period, if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in the general market, or a change in economic or financial conditions. Each Fund’s portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of all securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.

High portfolio turnover may result in an increase in capital gain dividends and/or ordinary income dividends. See “Dividends and Taxes.” High portfolio turnover may also involve correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

The Subsidiaries follow the same brokerage practices as do the Funds.

VIII. Purchase of Shares

The Company continuously offers shares of Class I Common Stock and Class III Common Stock of the Funds at prices equal to the per share net asset value of the Fund. BRIL, an affiliate of the Manager, acts as the Funds’ sole Distributor.

Net asset value is determined in the manner set forth under “Determination of Net Asset Value.”

The Company and the Distributor reserve the right to suspend the sale of shares of the Funds in response to conditions in the securities markets or otherwise. Any order may be rejected by the Company or the Distributor. Generally, only Separate Accounts of Insurance Companies may purchase Fund shares for the benefit of such Insurance Company’s owners who elect to have all or a portion of their premium contributions invested in shares of a Fund. Accordingly, each Separate Account that owns shares of a Fund maintains omnibus accounts with the Funds’ Transfer Agent for the benefit of the Insurance Company’s Contract owners, often resulting in considerable savings in administrative expenses for the Funds’ management.

IX. Dividends and Taxes

The Company intends to distribute substantially all of the net investment income, if any, of a Fund. For dividend purposes, net investment income of a Fund will consist of all payments of dividends or interest received by the Fund less the estimated expenses of the Fund (including fees payable to the Manager).

Dividends from net investment income of a Fund are declared and reinvested at least annually in additional full and fractional shares of the Fund.

All net realized long-term or short-term capital gains of the Company, if any, are declared and distributed annually after the close of the Company’s fiscal year to the shareholders of each Fund.

Under the Internal Revenue Code of 1986, as amended, (the “Code”), each Fund will be treated as a separate corporation for Federal income tax purposes and, thus, each Fund is required to satisfy the qualification requirements under the Code for treatment as a regulated investment company. There will be no offsetting of capital gains and losses among the Funds of the Company. Each Fund intends to continue to qualify as a regulated investment company under certain provisions of the Code. Under such provisions, each Fund will not be subject to Federal income tax on such part of its net ordinary income and net realized capital gains which it distributes to shareholders. To qualify for treatment as a regulated investment company, a Fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of a Fund’s taxable year, (i) at least 50% of the market value of a Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of a Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by a Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships. Each Fund intends to comply with the above-described requirements.

Each Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, a Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.

In addition, each Fund intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the Separate Accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, a Fund will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days thereafter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. In certain circumstances, each Separate Account will “look-through” its investment in qualifying regulated investment companies, partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h). An alternative asset diversification test may be satisfied under certain circumstances.

Each Fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if a Fund were to sell its shares to other categories of shareholders, the Fund may fail to comply with applicable Treasury requirements regarding investor control. If a Fund should fail to comply with the investor control requirements, the Contract holders would be treated as the owners of the shares and the contracts invested in the Fund would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the Contract holders, and income and gain would remain subject to taxation as ordinary income thereafter.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. A Fund’s investments partnerships, including in qualified publicly traded partnerships, may result in a Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from each Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to its shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the

Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year. Further, if a Fund should fail to qualify as a regulated investment company, the Fund would be considered as a single investment, which may result in Contracts invested in the Fund not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the Contract would be taxed currently to the holder, and the contract would remain subject to taxation as ordinary income thereafter, even if it became adequately diversified.

Dividends paid by the Company from its ordinary income and distributions of the Company’s net realized capital gains are includable in the respective Insurance Company’s gross income. Distributions of the Company’s net realized long-term capital gains retain their character as long-term capital gains in the hands of the Insurance Companies if certain requirements are met. The tax treatment of such dividends and distributions depends on the respective Insurance Company’s tax status. To the extent that income of the Company represents dividends on common or preferred stock, rather than interest income, its distributions to the Insurance Companies will be eligible for the present 70% dividends received deduction applicable in the case of a life insurance company as provided in the Code. See the Prospectus for the Contracts for a description of the respective Insurance Company’s tax status and the charges which may be made to cover any taxes attributable to the Separate Account. Not later than 60 days after the end of each calendar year, the Company will send to the Insurance Companies a written notice required by the Code reporting the amount and character of any distributions made during such year. Any benefits of such designation will inure to the benefit of the Insurance Companies and will not be shared with Contract holders.

Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations or in other regulated investment companies, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by the Insurance Companies. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, the Insurance Companies would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. Federal income tax deduction or as a foreign tax credit against their U.S. Federal income taxes. Not later than 60 days after any year for which it makes such an election, a Fund will report to the Insurance Companies the amount per share of such foreign income tax that must be included in gross income and the amount which will be available for the deduction or credit. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed. Foreign taxes paid by each Fund will reduce the return from the Fund’s investments. Any benefits of such reporting will inure to the benefit of the Insurance Companies and will not be shared with Contract holders.

A Fund may invest up to 10% of its total assets in securities of closed-end investment companies. If a Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company (“PFIC”) for U.S. Federal income tax purposes. Each Fund may be subject to U.S. Federal income tax, and an additional tax in the nature of interest (the “interest charge”), on a portion of the distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as “excess distributions”), even if such excess distributions are paid by a Fund as a dividend to its shareholders. Each Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause a Fund to recognize income in a particular year in excess of the distributions received from such PFICs. Alternatively, a Fund could elect to “mark to market” at the end of each taxable year all shares that it holds in PFICs. If it made this election, a Fund would recognize as ordinary income any increase in the value of such shares over their adjusted basis and as ordinary loss any decrease in such value to the extent it did not exceed prior increases. By making the mark-to-market election, a Fund could avoid imposition of the interest charge with respect to distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs and its proceeds from dispositions of PFIC stock.

The Treasury Department has authority to issue regulations concerning the recharacterization of principal and interest payments with respect to debt obligations issued in hyperinflationary currencies, which may include the currencies of certain countries in which a Fund intends to invest. No such regulations have been issued. The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the

Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative or administrative action, and such change may apply retroactively.

X. Additional Information

Organization of the Company

The Company was incorporated under the laws of the State of Maryland on October 16, 1981, and the Company commenced operations on July 1, 1993.

Effective September 29, 2006, the Company changed its name from FAM Variable Series Funds, Inc. to BlackRock Variable Series Funds, Inc. The authorized capital stock of the Company consists of 6,400,000,000 shares of Class I Common Stock, 2,900,000,000 shares of Class II Common Stock and 4,510,000,000 shares of Class III Common Stock, par value $0.10 per share, and 500,000,000 shares not designated or classified as to any class or series. The shares of Class I, Class II and Class III Common Stock are divided into twenty classes designated as BlackRock Basic Value V.I. Fund Common Stock, BlackRock Capital Appreciation V.I. Fund Common Stock, BlackRock Equity Dividend V.I. Fund Common Stock, BlackRock Global Allocation V.I. Fund Common Stock, BlackRock Global Opportunities V.I. Fund Common Stock, BlackRock High Yield V.I. Fund Common Stock, BlackRock International V.I. Fund Common Stock, BlackRock iShares® Alternative Strategies V.I. Fund Common Stock (no Class II Shares), BlackRock iShares® Dynamic Allocation V.I. Fund Common Stock (no Class II Shares), BlackRock iShares® Dynamic Fixed Income V.I. Fund Common Stock (no Class II Shares), BlackRock iShares® Equity Appreciation V.I. Fund Common Stock (no Class II Shares), BlackRock Large Cap Core V.I. Fund Common Stock, BlackRock Large Cap Growth V.I. Fund Common Stock, BlackRock Large Cap Value V.I. Fund Common Stock, BlackRock Managed Volatility V.I. Fund Common Stock, BlackRock Government Money Market V.I. Fund Common Stock, BlackRock S&P 500 Index V.I. Fund Common Stock, BlackRock Total Return V.I. Fund Common Stock, BlackRock U.S. Government Bond V.I. Fund Common Stock and BlackRock Value Opportunities V.I. Fund Common Stock, respectively. The Company may, from time to time, at the sole discretion of its Board of Directors and without the need to obtain the approval of its shareholders or of Contract owners, offer and sell shares of one or more of such classes.

As of the date of this registration statement, Class II Shares of the following Funds are no longer offered: BlackRock Capital Appreciation V.I. Fund, BlackRock Equity Dividend V.I. Fund, BlackRock Global Opportunities V.I. Fund, BlackRock Government Money Market V.I. Fund, BlackRock High Yield V.I. Fund, BlackRock International V.I. Fund, BlackRock Large Cap Growth V.I. Fund, BlackRock Managed Volatility V.I. Fund, BlackRock Total Return V.I. Fund and BlackRock U.S. Government Bond V.I. Fund. As of the date of this registration statement, Class III Shares of the following Funds are no longer offered: BlackRock Government Money Market V.I. Fund, BlackRock International Value V.I. Fund and BlackRock S&P 500 Index V.I. Fund.

All shares of Common Stock have equal voting rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. Pursuant to the Investment Company Act and the rules and regulations thereunder, certain matters approved by a vote of all shareholders of the Company may not be binding on a class whose shareholders have not approved such matter. Each issued and outstanding share of a class is entitled to one vote and to participate equally in dividends and distributions declared with respect to such class and in net assets of such class upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of each class, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Holders of shares of any class are entitled to redeem their shares as set forth under “Redemption of Shares.” Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Company voting for the election of directors can elect all of the directors of the Company if they choose to do so and in such event the holders of the remaining shares would not be able to elect any directors. The Company does not intend to hold meetings of shareholders unless under the Investment Company Act shareholders are required to act on any of the following matters: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of the selection of independent accountants.

Transamerica Life Insurance Company provided the initial capitalization for the Company and purchased $100 worth of shares of the Company on June 28, 1993. Transamerica Life Insurance Company purchased, on July 1, 1993, $2,000,000 worth of shares of the Company.

Counsel. Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019 serves as counsel to the Company.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, with offices located at 1700 Market Street, Philadelphia, Pennsylvania 19103, serves as the Funds’ independent registered public accounting firm.

Custodians. The Bank of New York Mellon (the “Custodian”), One Wall Street, New York, New York 10286, is the Company’s Custodian except that Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, acts as Custodian for assets of the Company’s Global Allocation V.I. Fund, International V.I. Fund and Large Cap Growth V.I. Fund.

Reports. Each year the Company issues to the Insurance Companies a semi-annual report containing unaudited financial statements and an annual report containing audited financial statements approved by the Board of Directors.

Inquiries. Inquiries by Insurance Companies that offer Fund shares may be addressed to the Company at the address or telephone number set forth on the cover page of this SAI.

Principal Shareholders. To the knowledge of the Company, the following entities owned beneficially or of record 5% or more of a Fund’s shares as of April 4, 2016.

Fund Name	Name and Address of Shareholder	Percent of Class	Class
BlackRock Basic Value V.I. Fund	TRANSAMERICA ADVISORS LIFE INS CO MERRILL LYNCH LIFE VARIABLE ANNUITY 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-0001	46.37%	I
BlackRock Basic Value V.I. Fund	AMERICAN FIDELITY 2000 N CLASSEN BLVD OKLAHOMA CITY, OK 73106-6013	11.33%	I
BlackRock Basic Value V.I. Fund	TRANSAMERICA ADVISORS LIFE INS CO MERRILL LYNCH VARIABLE LIFE 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-0001	8.69%	I
BlackRock Basic Value V.I. Fund	TRANSAMERICA ADVISORS LIFE INS CO MERRILL LYNCH VARIABLE LIFE 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-0001	8.66%	I
BlackRock Basic Value V.I. Fund	TRANSAMERICA ADVISORS LIFE INS CO MERRILL LYNCH LIFE VARIABLE ANNUITY 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-4333	8.63%	I
BlackRock Basic Value V.I. Fund	TRANSAMERICA LIFE INSURANCE COMPANY 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-4333	5.33%	I
BlackRock Basic Value V.I. Fund	JOHN HANCOCK LIFE INSURANCE CO USA ATTN NEIL CRONIN 601 CONGRESS ST FL 11 BOSTON, MA 02210-2804	86.06%	II
BlackRock Basic Value V.I. Fund	THE MANUFACTURERS LIFE INSURANCE OF NORTH AMERICA ATTN GREGORY D’ANGELO 601 CONGRESS ST LOCATION 10-194 BOSTON, MA 02210-2805	13.94%	II

Fund Name	Name and Address of Shareholder	Percent of Class	Class
BlackRock Basic Value V.I. Fund	PACIFIC LIFE PACIFIC SELECT EXEC SEPARATE ACCOUNT 700 NEWPORT CENTER DRIVE NEWPORT BEACH, CA 92660	44.63%	III
BlackRock Basic Value V.I. Fund	GE LIFE & ANNUITY ASSURANCE CO 6610 W BROAD ST BLDG 3 5TH FL RICHMOND, VA 23230-1702	26.26%	III
BlackRock Basic Value V.I. Fund	CMFG GROUP VARIABLE ANNUITY ACCOUNT ANNUITY ACCOUNT 2000 HERITAGE WAY WAVERLY, IA 50677-9208	10.08%	III
BlackRock Basic Value V.I. Fund	MIDLAND NATIONAL LIFE 4350 WESTOWN PKWY WEST DES MOINES IA 50266-1144	5.93%	III
BlackRock Capital Appreciation V.I. Fund	TRANSAMERICA ADVISORS LIFE INS CO MERRILL LYNCH LIFE VARIABLE ANNUITY 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-0001	67.74%	I
BlackRock Capital Appreciation V.I. Fund	TRANSAMERICA ADVISORS LIFE INS CO MERRILL LYNCH LIFE VARIABLE ANNUITY 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-4333	24.20%	I
BlackRock Capital Appreciation V.I. Fund	GUARDIAN INSURANCE & ANNUITY CO INC MAIL STATION 3 S 3900 BURGESS PL BETHLEHEM, PA 18017-9097	30.00%	III
BlackRock Capital Appreciation V.I. Fund	GUARDIAN INSURANCE & ANNUITY CO INC 3900 BURGESS PL BETHLEHEM, PA 18017-9097	27.96%	III
BlackRock Capital Appreciation V.I. Fund	PACIFIC LIFE INSURANCE COMPANY 700 NEWPORT CENTER DRIVE NEWPORT BEACH, CA 92660-6307	14.79%	III
BlackRock Capital Appreciation V.I. Fund	GUARDIAN INSURANCE & ANNUITY CO INC MAIL STATION 3 S 3900 BURGESS PL BETHLEHEM, PA 18017-9097	12.01%	III
BlackRock Capital Appreciation V.I. Fund	GUARDIAN INSURANCE & ANNUITY CO INC 3900 BURGESS PL BETHLEHEM, PA 18017-9097	7.69%	III
BlackRock Equity Dividend V.I. Fund	TRANSAMERICA ADVISORS LIFE INS CO MERRILL LYNCH LIFE VARIABLE ANNUITY 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-0001	39.98%	I
BlackRock Equity Dividend V.I. Fund	TRANSAMERICA ADVISORS LIFE INS CO MERRILL LYNCH VARIABLE LIFE 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-0001	32.94%	I

Fund Name	Name and Address of Shareholder	Percent of Class	Class
BlackRock Equity Dividend V.I. Fund	TRANSAMERICA ADVISORS LIFE INS CO MERRILL LYNCH VARIABLE LIFE 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-0001	13.06%	I
BlackRock Equity Dividend V.I. Fund	NATIONWIDE LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS, OH 43218-2029	79.18%	III
BlackRock Global Allocation V.I. Fund	MAC & CO A/C LNMF 5800002 LINCOLN NATL LIFE INSURANCE CO PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH, PA 15230-3198	46.87%	I
BlackRock Global Allocation V.I. Fund	TRANSAMERICA ADVISORS LIFE INS CO MERRILL LYNCH LIFE VARIABLE ANNUITY 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-0001	17.12%	I
BlackRock Global Allocation V.I. Fund	UNION BANK TR NOMINEE FBO FORETHOUGHT VARIABLE INSURANCE TRUST P. O. BOX 85484 SAN DIEGO, CA 92186-5484	13.09%	I
BlackRock Global Allocation V.I. Fund	LINCOLN NATIONAL LIFE INSURANCE COMPANY 150 N RADNOR CHESTER RD STE C120 RADNOR, PA 19087-5248	10.90%	I
BlackRock Global Allocation V.I. Fund	FIDELITY INVESTMENTS LIFE INS CO 100 SALEM ST O2N SMITHFIELD, RI 02917-0000	75.33%	II
BlackRock Global Allocation V.I. Fund	EMPIRE FIDELITY LIFE INSURANCE CO 100 SALEM ST O2N SMITHFIELD, RI 02917-0000	14.81%	II
BlackRock Global Allocation V.I. Fund	PACIFIC LIFE INSURANCE COMPANY 700 NEWPORT CENTER DRIVE NEWPORT BEACH, CA 92660-6307	24.56%	III
BlackRock Global Allocation V.I. Fund	ALLIANZ LIFE INSURANCE COMPANY OF NA 5701 GOLDEN HILLS DR MINNEAPOLIS, MN 55416-1297	18.33%	III
BlackRock Global Allocation V.I. Fund	LINCOLN NATIONAL LIFE INSURANCE COMPANY 150 N RADNOR CHESTER RD STE C120 RADNOR, PA 19087-5248	13.73%	III
BlackRock Global Allocation V.I. Fund	VOYA INSURANCE AND ANNUITY COMPANY ONE ORANGE WAY WINDSOR, CT 06095-4774	9.28%	III

Fund Name	Name and Address of Shareholder	Percent of Class	Class
BlackRock Global Allocation V.I. Fund	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION 169 LACKAWANNA AVE PARSIPPANY, NJ 07054-1007	6.87%	III
BlackRock Global Allocation V.I. Fund	DELAWARE LIFE INSURANCE COMPANY 1601 TRAPELO RD STE 30 WALTHAM MA 02451-7360	6.62%	III
BlackRock Global Allocation V.I. Fund	GE LIFE & ANNUITY ASSURANCE CO 6610 W BROAD ST BLDG 3 5TH FL RICHMOND, VA 23230-1702	5.60%	III
BlackRock Global Opportunities V.I. Fund	TRANSAMERICA ADVISORS LIFE INS CO MERRILL LYNCH LIFE VARIABLE ANNUITY 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-0001	65.16%	I
BlackRock Global Opportunities V.I. Fund	TRANSAMERICA ADVISORS LIFE INS CO MERRILL LYNCH VARIABLE LIFE 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-0001	15.52%	I
BlackRock Global Opportunities V.I. Fund	TRANSAMERICA ADVISORS LIFE INS CO MERRILL LYNCH VARIABLE LIFE 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-0001	9.72%	I
BlackRock Global Opportunities V.I. Fund	AXA EQUITABLE LIFE INSURANCE CO 1290 AVENUE OF THE AMERICAS FMG NEW YORK, NY 10019	69.31%	III
BlackRock Global Opportunities V.I. Fund	TRANSAMERICA ADVISORS LIFE INS CO MERRILL LYNCH LIFE VARIABLE ANNUITY 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-4333	29.35%	III
BlackRock Government Money Market V.I. Fund	TRANSAMERICA ADVISORS LIFE INS CO MERRILL LYNCH LIFE VARIABLE ANNUITY 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-0001	55.89%	I
BlackRock Government Money Market V.I. Fund	AIG LIFE OF BERMUDA LTD 29 RICHMOND RD PO BOX HM 152 HAMILTON HM AX BERMUDA	28.81%	I
BlackRock Government Money Market V.I. Fund	TRANSAMERICA ADVISORS LIFE INS CO MERRILL LYNCH LIFE VARIABLE ANNUITY 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-4333	6.55%	I
BlackRock High Yield V.I. Fund	TRANSAMERICA ADVISORS LIFE INS CO MERRILL LYNCH LIFE VARIABLE ANNUITY 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-0001	56.51%	I

Fund Name	Name and Address of Shareholder	Percent of Class	Class
BlackRock High Yield V.I. Fund	TRANSAMERICA ADVISORS LIFE INS CO MERRILL LYNCH LIFE VARIABLE ANNUITY 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-4333	17.94%	I
BlackRock High Yield V.I. Fund	NATIONWIDE LIFE INSURANCE CO NWPP C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS, OH 43218-2029	7.74%	I
BlackRock High Yield V.I. Fund	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION 169 LACKAWANNA AVE PARSIPPANY, NJ 07054-1007	61.36%	III
BlackRock High Yield V.I. Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY 10350 ORMSBY PARK PL STE 600 LOUISVILLE, KY 40223-0000	23.73%	III
BlackRock International V.I. Fund	TRANSAMERICA ADVISORS LIFE INS CO MERRILL LYNCH LIFE VARIABLE ANNUITY 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-0001	67.63%	I
BlackRock International V.I. Fund	TRANSAMERICA ADVISORS LIFE INS CO MERRILL LYNCH VARIABLE LIFE 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-0001	7.65%	I
BlackRock International V.I. Fund	TRANSAMERICA ADVISORS LIFE INS CO MERRILL LYNCH VARIABLE LIFE 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-0001	6.85%	I
BlackRock International V.I. Fund	HARTFORD LIFE INSURANCE COMPANY ATTN UIT OPERATIONS PO BOX 2999 HARTFORD, CT 06104-2999	6.55%	I
BlackRock International V.I. Fund	TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-0000	5.77%	I
BlackRock iShares Alternative Strategies V.I. Fund	PACIFIC LIFE INSURANCE COMPANY SEPARATE ACCOUNT A 700 NEWPORT CENTER DRIVE NEWPORT BEACH, CA 92660-6307	87.10%	I
BlackRock iShares Alternative Strategies V.I. Fund	PACIFIC LIFE AND ANNUITY COMPANY SEPARATE ACCOUNT A 700 NEWPORT CENTER DRIVE NEWPORT BEACH, CA 92660-6307	8.49%	I

Fund Name	Name and Address of Shareholder	Percent of Class	Class
BlackRock iShares Alternative Strategies V.I. Fund	LINCOLN NATIONAL LIFE INSURANCE COMPANY 150 N RADNOR CHESTER RD STE C120 RADNOR, PA 19087-5248	27.13%	III
BlackRock iShares Alternative Strategies V.I. Fund	AMERICAN GENERAL LIFE INS CO VARIABLE SEPARATE ACCOUNT (VSA) 2727A ALLEN PARKWAY HOUSTON, TX 77498	22.63%	III
BlackRock iShares Alternative Strategies V.I. Fund	MIDLAND NATIONAL LIFE SEPARATE AC C 4350 WESTOWN PKWY WEST DES MOINES, IA 50266-1144	20.47%	III
BlackRock iShares Alternative Strategies V.I. Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY 10350 ORMSBY PARK PL STE 600 LOUISVILLE, KY 40223-0000	13.23%	III
BlackRock iShares Alternative Strategies V.I. Fund	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET SPRINGFIELD, MA 01111	8.21%	III
BlackRock iShares Dynamic Allocation V.I. Fund	PACIFIC LIFE INSURANCE COMPANY SEPARATE ACCOUNT A 700 NEWPORT CENTER DRIVE NEWPORT BEACH, CA 92660-6307	89.87%	I
BlackRock iShares Dynamic Allocation V.I. Fund	PACIFIC LIFE AND ANNUITY COMPANY SEPARATE ACCOUNT A 700 NEWPORT CENTER DRIVE NEWPORT BEACH, CA 92660-6307	9.07%	I
BlackRock iShares Dynamic Allocation V.I. Fund	NATIONWIDE LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS, OH 43218-2029	38.36%	III
BlackRock iShares Dynamic Allocation V.I. Fund	AMERICAN GENERAL LIFE INS CO VARIABLE SEPARATE ACCOUNT (VSA) 2727A ALLEN PARKWAY HOUSTON, TX 77498	20.79%	III
BlackRock iShares Dynamic Allocation V.I. Fund	MIDLAND NATIONAL LIFE SEPARATE AC C 4350 WESTOWN PKWY WEST DES MOINES, IA 50266-1144	17.83%	III
BlackRock iShares Dynamic Allocation V.I. Fund	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET SPRINGFIELD, MA 01111	15.77%	III
BlackRock iShares Dynamic Allocation V.I. Fund	PRINCIPAL LIFE INSURANCE CO CUST. FBO PRINCIPAL INVESTMENT PLUS 711 HIGH STREET DES MOINES, IA 50392	5.24%	III
BlackRock iShares Dynamic Fixed Income V.I. Fund	PACIFIC LIFE INSURANCE COMPANY SEPARATE ACCOUNT A 700 NEWPORT CENTER DRIVE NEWPORT BEACH, CA 92660-6307	91.17%	I

Fund Name	Name and Address of Shareholder	Percent of Class	Class
BlackRock iShares Dynamic Fixed Income V.I. Fund	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET SPRINGFIELD, MA 01111	30.99%	III
BlackRock iShares Dynamic Fixed Income V.I. Fund	PRINCIPAL LIFE INSURANCE CO CUST. FBO PRINCIPAL INVESTMENT PLUS 711 HIGH STREET DES MOINES, IA 50392	24.16%	III
BlackRock iShares Dynamic Fixed Income V.I. Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY 10350 ORMSBY PARK PL STE 600 LOUISVILLE, KY 40223-0000	22.27%	III
BlackRock iShares Dynamic Fixed Income V.I. Fund	MIDLAND NATIONAL LIFE SEPARATE AC C 4350 WESTOWN PKWY WEST DES MOINES, IA 50266-1144	17.02%	III
BlackRock iShares Equity Appreciation V.I. Fund	PACIFIC LIFE INSURANCE COMPANY SEPARATE ACCOUNT A 700 NEWPORT CENTER DRIVE NEWPORT BEACH, CA 92660-6307	91.21%	I
BlackRock iShares Equity Appreciation V.I. Fund	PACIFIC LIFE AND ANNUITY COMPANY SEPARATE ACCOUNT A 700 NEWPORT CENTER DRIVE NEWPORT BEACH, CA 92660-6307	6.58%	I
BlackRock iShares Equity Appreciation V.I. Fund	MIDLAND NATIONAL LIFE SEPARATE AC C 4350 WESTOWN PKWY WEST DES MOINES, IA 50266-1144	36.44%	III
BlackRock iShares Equity Appreciation V.I. Fund	PRINCIPAL LIFE INSURANCE CO CUST. FBO PRINCIPAL INVESTMENT PLUS 711 HIGH STREET DES MOINES, IA 50392	26.44%	III
BlackRock iShares Equity Appreciation V.I. Fund	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET SPRINGFIELD, MA 01111	23.64%	III
BlackRock iShares Equity Appreciation V.I. Fund	AMERICAN GENERAL LIFE INS CO VARIABLE SEPARATE ACCOUNT (VSA) 2727A ALLEN PARKWAY HOUSTON, TX 77498	12.35%	III
BlackRock Large Cap Core V.I. Fund	TRANSAMERICA ADVISORS LIFE INS CO MERRILL LYNCH LIFE VARIABLE ANNUITY 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-0001	82.22%	I
BlackRock Large Cap Core V.I. Fund	TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-0000	7.97%	I
BlackRock Large Cap Core V.I. Fund	NATIONWIDE LIFE INSURANCE CO NWPP C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS, OH 43218-2029	60.56%	II

Fund Name	Name and Address of Shareholder	Percent of Class	Class
BlackRock Large Cap Core V.I. Fund	NATIONWIDE LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS, OH 43218-2029	39.41%	II
BlackRock Large Cap Core V.I. Fund	GUARDIAN INSURANCE & ANNUITY CO INC 3900 BURGESS PL MAIL STATION 3 S BETHLEHEM, PA 18017-9097	55.71%	III
BlackRock Large Cap Core V.I. Fund	GUARDIAN INSURANCE & ANNUITY CO INC 3900 BURGESS PL MAIL STATION 3 S BETHLEHEM, PA 18017-9097	25.82%	III
BlackRock Large Cap Core V.I. Fund	GUARDIAN INSURANCE & ANNUITY CO INC 3900 BURGESS PL BETHLEHEM, PA 18017-9097	13.97%	III
BlackRock Large Cap Growth V.I. Fund	TRANSAMERICA ADVISORS LIFE INS CO MERRILL LYNCH LIFE VARIABLE ANNUITY 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-0001	66.93%	I
BlackRock Large Cap Growth V.I. Fund	TRANSAMERICA ADVISORS LIFE INS CO MERRILL LYNCH VARIABLE LIFE 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-0001	10.37%	I
BlackRock Large Cap Growth V.I. Fund	TRANSAMERICA ADVISORS LIFE INS CO MERRILL LYNCH LIFE VARIABLE ANNUITY 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-4333	6.51%	I
BlackRock Large Cap Growth V.I. Fund	AXA EQUITABLE LIFE INSURANCE CO 1290 AVENUE OF THE AMERICAS FMG NEW YORK NY 10019	83.97%	III
BlackRock Large Cap Growth V.I. Fund	GE LIFE & ANNUITY ASSURANCE CO 6610 W BROAD ST BLDG 3 5TH FL RICHMOND, VA 23230-1702	8.95%	III
BlackRock Large Cap Value V.I. Fund	TRANSAMERICA ADVISORS LIFE INS CO MERRILL LYNCH LIFE VARIABLE ANNUITY 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-0001	70.64%	I
BlackRock Large Cap Value V.I. Fund	TRANSAMERICA ADVISORS LIFE INS CO MERRILL LYNCH VARIABLE LIFE 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-0001	9.87%	I
BlackRock Large Cap Value V.I. Fund	TRANSAMERICA ADVISORS LIFE INS CO MERRILL LYNCH LIFE VARIABLE ANNUITY 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-4333	8.52%	I
BlackRock Large Cap Value V.I. Fund	NATIONWIDE LIFE INSURANCE CO NWPP C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS, OH 43218-2029	87.30%	II

Fund Name	Name and Address of Shareholder	Percent of Class	Class
BlackRock Large Cap Value V.I. Fund	CMFG GROUP VARIABLE ANNUITY ACCOUNT ANNUITY ACCOUNT 2000 HERITAGE WAY WAVERLY, IA 50677-9208	12.70%	II
BlackRock Large Cap Value V.I. Fund	GUARDIAN INSURANCE & ANNUITY CO INC 3900 BURGESS PL BETHLEHEM, PA 18017-9097	34.34%	III
BlackRock Large Cap Value V.I. Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY 10350 ORMSBY PARK PL STE 600 LOUISVILLE, KY 40223-0000	33.91%	III
BlackRock Large Cap Value V.I. Fund	GUARDIAN INSURANCE & ANNUITY CO INC 3900 BURGESS PL BETHLEHEM, PA 18017-9097	31.76%	III
BlackRock Managed Volatility V.I. Fund	TRANSAMERICA ADVISORS LIFE INS CO MERRILL LYNCH LIFE VARIABLE ANNUITY 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-0001	80.35%	I
BlackRock Managed Volatility V.I. Fund	TRANSAMERICA ADVISORS LIFE INS CO MERRILL LYNCH OF NY VARIABLE ANNUITY 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-0001	10.99%	I
BlackRock S&P 500 Index V.I. Fund	TRANSAMERICA ADVISORS LIFE INS CO MERRILL LYNCH LIFE VARIABLE ANNUITY 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-0001	61.99%	I
BlackRock S&P 500 Index V.I. Fund	TRANSAMERICA ADVISORS LIFE INS CO MERRILL LYNCH VARIABLE LIFE 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-0001	12.55%	I
BlackRock S&P 500 Index V.I. Fund	TRANSAMERICA ADVISORS LIFE INS CO MERRILL LYNCH VARIABLE LIFE 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-0001	8.96%	I
BlackRock S&P 500 Index V.I. Fund	TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-0000	6.65%	I
BlackRock S&P 500 Index V.I. Fund	TRANSAMERICA ADVISORS LIFE INS CO MERRILL LYNCH LIFE VARIABLE ANNUITY 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-4333	6.33%	I
BlackRock S&P 500 Index V.I. Fund	NATIONWIDE LIFE INSURANCE CO NWPP C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS, OH 43218-2029	75.21%	II

Fund Name	Name and Address of Shareholder	Percent of Class	Class
BlackRock S&P 500 Index V.I. Fund	FORETHOUGHT LIFE INSURANCE CO 300 N MERIDIAN ST STE 1800 INDIANAPOLIS IN 46204	24.79%	II
BlackRock Total Return V.I. Fund	TRANSAMERICA ADVISORS LIFE INS CO MERRILL LYNCH LIFE VARIABLE ANNUITY 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-0001	63.46%	I
BlackRock Total Return V.I. Fund	TRANSAMERICA ADVISORS LIFE INS CO MERRILL LYNCH LIFE VARIABLE ANNUITY 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-4333	24.41%	I
BlackRock Total Return V.I. Fund	TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY MERRILL LYNCH OF NY VARIABLE ANNUITY 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-0000	5.84%	I
BlackRock Total Return V.I. Fund	NATIONWIDE LIFE INSURANCE CO NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS, OH 43218-2029	90.05%	III
BlackRock Total Return V.I. Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY 10350 ORMSBY PARK PL STE 600 LOUISVILLE, KY 40223-0000	8.97%	III
BlackRock U.S. Government Bond V.I. Fund	TRANSAMERICA ADVISORS LIFE INS CO MERRILL LYNCH LIFE VARIABLE ANNUITY 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-0001	87.82%	I
BlackRock U.S. Government Bond V.I. Fund	TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-0000	7.10%	I
BlackRock U.S. Government Bond V.I. Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY 10350 ORMSBY PARK PL STE 600 LOUISVILLE, KY 40223-0000	91.23%	III
BlackRock U.S. Government Bond V.I. Fund	FORETHOUGHT LIFE INSURANCE CO 300 N MERIDIAN ST STE 1800 INDIANAPOLIS IN 46204	5.43%	III
BlackRock Value Opportunities V.I. Fund	TRANSAMERICA ADVISORS LIFE INS CO MERRILL LYNCH LIFE VARIABLE ANNUITY 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-0001	52.62%	I
BlackRock Value Opportunities V.I. Fund	AMERICAN FIDELITY SEPARATE ACCOUNT B 2000 N CLASSEN BLVD OKLAHOMA CITY, OK 73106-6013	20.09%	I

Fund Name	Name and Address of Shareholder	Percent of Class	Class
BlackRock Value Opportunities V.I. Fund	TRANSAMERICA ADVISORS LIFE INS CO MERRILL LYNCH VARIABLE LIFE 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS, IA 52499-0001	9.11%	I
BlackRock Value Opportunities V.I. Fund	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST FL 11 BOSTON, MA 02210-2804	89.61%	II
BlackRock Value Opportunities V.I. Fund	THE MANUFACTURERS LIFE INSURANCE OF NORTH AMERICA 601 CONGRESS ST LOCATION 10-194 BOSTON, MA 02210-2805	10.24%	II
BlackRock Value Opportunities V.I. Fund	GE LIFE & ANNUITY ASSURANCE CO 6610 W BROAD ST BLDG 3 5TH FL RICHMOND, VA 23230-1702	91.08%	III
BlackRock Value Opportunities V.I. Fund	GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK 6610 W BROAD ST BLDG 3 5TH FL RICHMOND, VA 23230-1702	5.73%	III

XI. Financial Statements

The audited financial statements and notes thereto in the Funds’ Annual Report to Shareholders for the fiscal year ended December 31, 2015 (the “2015 Annual Report”) are incorporated in this SAI by reference. No other parts of the 2015 Annual Report are incorporated by reference herein. The financial statements included in the 2015 Annual Report have been audited by Deloitte & Touche LLP. The reports of Deloitte & Touche LLP are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon the reports of such firm given their authority as experts in accounting and auditing. Additional copies of the 2015 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this SAI.

PART II

Throughout this Statement of Additional Information (“SAI”), each BlackRock-advised fund may be referred to as a “Fund” or collectively with others as the “Funds.” Certain Funds may also be referred to as “Municipal Funds” if they invest certain of their assets in municipal investments described below.

Each Fund is organized either as a Maryland corporation, a Massachusetts business trust or a Delaware statutory trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, shares of common stock and shares of beneficial interest are referred to herein as “shares” or “Common Stock,” holders of shares of Common Stock are referred to as “shareholders,” the trustees or directors of each Fund are referred to as “Directors,” BlackRock Advisors, LLC, BlackRock Fund Advisors or their respective affiliates is the investment adviser or manager of each Fund and is referred to herein as the “Manager” or “BlackRock,” and the investment advisory agreement or management agreement applicable to each Fund is referred to as the “Management Agreement.” Each Fund’s Articles of Incorporation or Declaration of Trust, together with all amendments thereto, is referred to as its “charter.” The Investment Company Act of 1940, as amended, is referred to herein as the “Investment Company Act.” The Securities Act of 1933, as amended, is referred to herein as the “Securities Act.” The Securities and Exchange Commission is referred to herein as the “Commission” or the “SEC.”

Certain Funds are “feeder” funds (each, a “Feeder Fund”) that invest all or a portion of their assets in a corresponding “master” portfolio (each, a “Master Portfolio”) of a master limited liability company (each, a “Master LLC”), a mutual fund that has the same objective and strategies as the Feeder Fund. All investments are generally made at the level of the Master Portfolio. This structure is sometimes called a “master/feeder” structure. A Feeder Fund’s investment results will correspond directly to the investment results of the underlying Master Portfolio in which it invests. For simplicity, this SAI uses the term “Fund” to include both a Feeder Fund and its Master Portfolio.

In addition to containing information about the Funds, Part II of this SAI contains general information about all funds in the BlackRock-advised fund complex. Certain information contained herein may not be relevant to a particular Fund.

INVESTMENT RISKS AND CONSIDERATIONS

Set forth below are descriptions of some of the types of investments and investment strategies that one or more of the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see each Fund’s Prospectus and the “Investment Objectives and Policies” section of Part I of this SAI for further information on each Fund’s investment policies and risks. Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified in Part I of this SAI as making each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s Statement of Additional Information and should not be relied on by investors in that Covered Fund. Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of that Covered Fund’s Statement of Additional Information.

144A Securities. A Fund may purchase securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A under the Securities Act. The Directors have determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund’s Directors. The Directors have adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of 144A securities. The Directors, however, will retain sufficient oversight and will ultimately be responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for securities sold and offered under Rule 144A will continue to develop, the Directors will carefully monitor a Fund’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Asset-Backed Securities. Asset-backed securities are securities backed by home equity loans, installment sale contracts, credit card receivables or other assets. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments — net of expenses — made by the borrower on the underlying assets (such as credit card receivables) are passed through to a Fund. The value of asset-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed-income securities because of their potential for prepayment. The price paid by a Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter-term securities, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

Asset-Based Securities. Certain Funds may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” A Fund will purchase only asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (for example, AAA, AA, A or BBB by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or Baa by Moody’s Investors Service, Inc. (“Moody’s”) or commercial paper rated A-1 by S&P or Prime-1 by Moody’s) or by issuers that the Manager has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered “investment grade,” may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If an asset-based security is backed by a bank letter of credit or other similar facility, the Manager may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Fund presently intends to invest directly in natural resource assets, a Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

Precious Metal-Related Securities. A Fund may invest in the securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies. The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.

Bank Loans. Certain Funds may invest in bank loans. Bank loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. Certain Funds may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”). A Fund may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). A Fund considers these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Fund’s manager to be creditworthy. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan, and will not have exposure to a counterparty’s credit risk. The Funds may enter into Participations and Assignments on a forward commitment or “when issued” basis, whereby a Fund would agree to purchase a Participation or Assignment at set terms in the future. For more information on forward commitments and when issued securities, see “When Issued Securities, Delayed Delivery Securities and Forward Commitments” below.

A Fund may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations will not be considered illiquid so long as it is determined by the Funds’ manager that an adequate trading market exists for these securities. To the extent that liquid Assignments and Participations that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase.

Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed.

The Loans in which the Fund may invest are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a Loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

In certain circumstances, Loans may not be deemed to be securities under certain federal securities laws. Therefore, in the event of fraud or misrepresentation by a borrower or an arranger, Lenders and purchasers of interests in Loans, such as the Fund, may not have the protection of the anti-fraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the Loan agreement itself and common-law fraud protections under applicable state law.

Borrowing and Leverage. Each Fund may borrow as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions. Certain Funds will not purchase securities at any time when borrowings exceed 5% of their total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions. Certain Funds may also borrow in order to make investments. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging increases the Fund’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used and, therefore, the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the Manager in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Manager from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Each Fund may at times borrow from affiliates of the Manager, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

Cash Flows; Expenses. The ability of each Fund to satisfy its investment objective depends to some extent on the Manager’s ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund’s investments). The Manager will make investment changes to a Fund’s portfolio to accommodate cash flow while continuing to seek to replicate the total return of the Fund’s target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency and accounting costs) that will be borne by the Funds. Finally, since each Fund seeks to replicate the total return of its target index, the Manager generally will not attempt to judge the merits of any particular security as an investment.

Cash Management . Generally, the Manager will employ futures and options on futures to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes. However, if considered appropriate in the opinion of the Manager, a portion of a Fund’s assets may be invested in certain types of instruments with remaining maturities of 397 days or less for liquidity purposes. Such instruments would consist of: (i) obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions (“U.S. Government Securities”); (ii) other fixed-income securities rated Aa or higher by Moody’s or AA or higher by S&P or, if unrated, of comparable quality in the opinion of the Manager; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper, bank obligations or other short-term obligations rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Manager.

Collateralized Debt Obligations. Certain Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is ordinarily issued by a trust or other special purpose entity (“SPE”) and is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities) held by such issuer. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDO issuers may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.

For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Commercial Paper . Certain Funds may purchase commercial paper. Commercial paper purchasable by each Fund includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act. Most Funds can purchase commercial paper rated (at the time of purchase) “A-1” by S&P or “Prime-1” by Moody’s or when deemed advisable by a Fund’s Manager or sub-adviser, “high quality” issues rated “A-2", “Prime-2” or “F-2” by S&P, Moody’s or Fitch, respectively.

Commodity-Linked Derivative Instruments and Hybrid Instruments. Certain Funds seek to gain exposure to the commodities markets primarily through investments in hybrid instruments. Hybrid instruments are either equity or debt derivative securities with one or more commodity-dependent components that have payment features similar to a commodity futures contract, a commodity option contract, or a combination of both. Therefore, these instruments are “commodity-linked.” They are considered “hybrid” instruments because they have both commodity-like and security-like characteristics. Hybrid instruments are derivative instruments because at least part of their value is derived from the value of an underlying commodity, futures contract, index or other readily measurable economic variable.

The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Fund’s investments may be expected to under-perform an investment in traditional securities. Over the long term, the returns on the Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.

Qualifying Hybrid Instruments. Certain Funds may invest in hybrid instruments that qualify for exclusion from regulation under the Commodity Exchange Act and the regulations adopted thereunder. A hybrid instrument that qualifies for this exclusion from regulation must be “predominantly a security.” A hybrid instrument is considered to be predominantly a security if (a) the issuer of the hybrid instrument receives payment in full of the purchase price of the hybrid instrument, substantially contemporaneously with delivery of the hybrid instrument; (b) the purchaser or holder of the hybrid instrument is not required to make any payment to the issuer in addition to the purchase price paid under subparagraph (a), whether as margin, settlement payment, or otherwise, during the life of the hybrid instrument or at maturity; (c) the issuer of the hybrid instrument is not subject by the terms of the instrument to mark-to-market margining requirements; and (d) the hybrid instrument is not marketed as a contract of sale of a commodity for future delivery (or option on such a contract) subject to applicable provisions of the Commodity Exchange Act. Hybrid instruments may be principal protected, partially protected, or offer no principal protection. A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the Fund will receive at maturity the face or stated value of the note. With a principal protected hybrid instrument, the Fund will receive at maturity the greater of the par value of the note or the increase in its value based on the underlying commodity or index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity. The Manager’s decision whether to use principal protection depends in part on the cost of the protection. In addition, the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and, therefore, depends on the creditworthiness of the issuer. With full principal protection, the Fund will receive at maturity of the hybrid instrument either the stated par value of the hybrid instrument, or potentially, an amount greater than the stated par value if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked has increased in value. Partially protected hybrid instruments may suffer some loss of principal if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked declines in value during the term of the hybrid instrument. However, partially protected hybrid instruments have a specified limit as to the amount of principal that they may lose.

Hybrid Instruments Without Principal Protection. Certain Funds may invest in hybrid instruments that offer no principal protection. At maturity, there is a risk that the underlying commodity price, futures contract, index or other economic variable may have declined sufficiently in value such that some or all of the face value of the hybrid instrument might not be returned. The Manager, at its discretion, may invest in a partially protected principal structured note or a note without principal protection. In deciding to purchase a note without principal protection, the Manager may consider, among other things, the expected performance of the underlying commodity futures contract, index or other economic variable over the term of the note, the cost of the note, and any other economic factors that the Manager believes are relevant.

Limitations on Leverage. Some of the hybrid instruments in which a Fund may invest may involve leverage. To avoid being subject to undue leverage risk, a Fund will seek to limit the amount of economic leverage it has under any one hybrid instrument that it buys and the leverage of the Fund’s overall portfolio. A Fund will not invest in a hybrid instrument if, at the time of purchase: (i) that instrument’s “leverage ratio” exceeds 300% of the price increase in the underlying commodity, futures contract, index or other economic variable or (ii) the Fund’s “portfolio leverage ratio” exceeds 150%, measured at the time of purchase. “Leverage ratio” is the expected increase in the value of a hybrid instrument, assuming a one percent price increase in the underlying commodity, futures contract, index or other economic factor. In other words, for a hybrid instrument with a leverage factor of 150%, a 1% gain in the underlying economic variable would be expected to result in a 1.5% gain in value for the hybrid instrument. Conversely, a hybrid instrument with a leverage factor of 150% would suffer a 1.5% loss if the underlying economic variable lost 1% of its value. “Portfolio leverage ratio” is defined as the average (mean) leverage ratio of all instruments in a Fund’s portfolio, weighted by the market values of such instruments or, in the case of futures contracts, their notional values. To the extent that the policy on a Fund’s use of leverage stated above conflicts with the Investment Company Act or the rules and regulations thereunder, the Fund will comply with the applicable provisions of the Investment Company Act. A Fund may at times or from time to time decide not to use leverage in its investments or use less leverage than may otherwise be allowable.

Counterparty Risk . A significant risk of hybrid instruments is counterparty risk. Unlike exchange-traded futures and options, which are standard contracts, hybrid instruments are customized securities, tailor-made by a specific issuer. With a listed futures or options contract, an investor’s counterparty is the exchange clearinghouse. Exchange clearinghouses are capitalized by the exchange members and typically have high investment grade ratings (e.g., ratings of AAA or AA by S&P). Therefore, the risk is small that an exchange clearinghouse might be unable to meet its obligations at maturity. However, with a hybrid instrument, a Fund will take on the counterparty credit risk of the issuer. That is, at maturity of the hybrid instrument, there is a risk that the issuer may be unable to perform its obligations under the structured note.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

The characteristics of convertible securities make them potentially attractive investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

In analyzing convertible securities, the Manager will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued, which may increase the effects of currency risk. As described below, a Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of exchange rate fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value. To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

A Fund may also invest in synthetic convertible securities. Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Manager or another party by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed-income (“fixed-income component”) or a right to acquire equity securities (“convertibility component”). The fixed-income component is achieved by investing in nonconvertible fixed-income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Manager may combine a fixed-income instrument and an equity feature with respect to the stock of the issuer of the fixed-income instrument to create a synthetic convertible security otherwise unavailable in the market. The Manager may also combine a fixed-income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Manager believes such a Manufactured Convertible would better promote a Fund’s objective than alternative investments. For example, the Manager may combine an equity feature with respect to an issuer’s stock with a fixed-income security of a different issuer in the same industry to diversify the Fund’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, the Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event a Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would be expected to outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed-income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

Cyber Security Issues. With the increased use of technologies such as the Internet to conduct business, each Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by a Fund’s adviser, sub-adviser(s) and other service providers (including, but not limited to, Fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds have established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by service providers to the Funds and issuers in which the Funds invest. The Funds and their shareholders could be negatively impacted as a result.

Debt Securities. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. Credit risk is reduced to the extent a Fund limits its debt investments to U.S. Government securities.

All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. If interest rates move sharply in a manner not anticipated by Fund management, a Fund’s investments in debt securities could be adversely affected and the Fund could lose money. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than will the market price of shorter-term debt securities.

During periods of rising interest rates, the average life of certain fixed-income securities is extended because of slower than expected principal payments. This may lock in a below-market interest rate and extend the duration of these fixed-income securities, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk.

The value of fixed-income securities in the Funds can be expected to vary inversely with changes in prevailing interest rates. Fixed-income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Funds are not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of a Fund’s assets will vary.

Depositary Receipts (ADRs, EDRs and GDRs) . Certain Funds may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The Fund may invest in both sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Investments in ADRs, EDRs and GDRs present additional investment considerations as described under “Foreign Investment Risks.”

Derivatives

Each Fund may use instruments referred to as derivative securities. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Each Fund may use derivatives for hedging purposes. Certain Funds may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. Unless otherwise permitted, no Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging. Hedging is a strategy in which a derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to hedge effectively its portfolio. There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option. There can be no assurance that a Fund’s hedging strategies will be effective. No Fund is required to engage in hedging transactions and each Fund may choose not to do so.

A Fund may use derivative instruments and trading strategies, including the following:

Indexed and Inverse Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, the Fund’s return on such securities will be subject to risk with respect to the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by the Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices. A Fund may also invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Manager believes that indexed and inverse floating obligations represent flexible portfolio management instruments for a Fund that allow the Fund to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.

The Funds may invest up to 10% of their total assets in leveraged inverse floating rate debt instruments (“inverse floaters”). Inverse floaters are securities the potential of which is inversely related to changes in interest rates. In general, the return on inverse floaters will decrease when short-term interest rates increase and increase when short-term rates decrease. Municipal tender option bonds, both taxable and tax-exempt, which may include inverse floating rate debt instruments, (including residual interests thereon) are excluded from this 10% limitation.

Swap Agreements. A Fund may enter into swap agreements, including interest rate and index swap agreements, for hedging purposes or to seek to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by marking as segregated liquid, unencumbered assets, marked to market daily, to avoid any potential leveraging of the Fund’s portfolio.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Manager’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, some swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will seek to lessen this risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for over-the-counter (“OTC”) option counterparties. Swap agreements also bear the risk that a Fund will not be able to meet its payment obligations to the counterparty. As noted, however, a Fund will segregate liquid assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the Fund’s liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement. Restrictions imposed by the tax rules applicable to regulated investment companies, may limit the Fund’s ability to use swap agreements. The swap market is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect each Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

See “Credit Default Swap Agreements,” “Interest Rate Swaps, Caps and Floors” and “Municipal Interest Rate Swap Agreements” below for further information on particular types of swap agreements that may be used by certain Funds.

Interest Rate Swaps, Caps and Floors. In order to hedge the value of a Fund’s portfolio against interest rate fluctuations or to enhance a Fund’s income, a Fund may enter into various transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps are OTC contracts in which each party agrees to make a periodic interest payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap.

A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund generally will use these transactions primarily as a hedge and not as a speculative investment. However, a Fund may also invest in interest rate swaps to enhance income or to increase the Fund’s yield during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). In an interest rate swap, a Fund may exchange with another party their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. For example, if a Fund holds a mortgage-backed security with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable a Fund to offset a decline in the value of the mortgage-backed security due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if a Fund holds a mortgage-backed security with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

A Fund usually will enter into interest rate swap transactions on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams). Inasmuch as these transactions are entered into for good faith hedging purposes, the Manager believes that such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund.

If the interest rate swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be maintained in a segregated account.

Typically the parties with which a Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. A Fund will enter into interest rate swap, cap or floor transactions only with counterparties that are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Manager to be equivalent to such rating. If there is a default by the counterparty to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain Federal income tax requirements may limit a Fund’s ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long term capital gains to shareholders.

Credit Default Swap Agreements and Similar Instruments. Certain Funds may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Fund generally receives an up-front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Credit default swaps and similar instruments involve greater risks than if a Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Manager to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up-front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When a Fund acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

Contracts for Difference. Certain Funds may enter into contracts for difference. Contracts for difference are subject to liquidity risk because the liquidity of contracts for difference is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the contracts for difference transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. To the extent that there is an imperfect correlation between the return on a Fund’s obligation to its counterparty under the contract for difference and the return on related assets in its portfolio, the contracts for difference transaction may increase the Fund’s financial risk. Contracts for difference, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require a Fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the Fund is liable. Contracts for difference are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed-income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Interest Rate Transactions and Swaptions. A Fund, to the extent permitted under applicable law, may enter into interest rate swaps, may purchase or sell interest rate caps and floors and may enter into options on swap agreements (“swaptions”) on either an asset-based or liability-based basis, depending on whether a Fund is hedging its assets or its liabilities. A Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. They may also be used for speculation to increase returns.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; and interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”. Caps and floors are less liquid than swaps.

A Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

A Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate or currency swap or swaption on a daily basis and its Manager or sub-adviser will designate liquid assets on its books and records in an amount having an aggregate net asset value at least equal to the accrued excess to the extent required by Commission guidelines. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Types of Options

Options on Securities and Securities Indices. A Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rates (an “index”), such as an index of the price of treasury securities or an index representative of short-term interest rates. Such investments may be made on exchanges and in the OTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.

Call Options. A Fund may purchase call options on any of the types of securities or instruments in which it may invest. A purchased call option gives a Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. A Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets designated on the adviser’s or sub-adviser’s books and records to the extent required by Commission guidelines.

A Fund also is authorized to write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which a Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out a Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

A Fund also is authorized to write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, a Fund must deposit and maintain sufficient margin with the broker-dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction a Fund will segregate unencumbered liquid securities or cash with a value at least equal to the Fund’s exposure (the difference between the unpaid amounts owed by the Fund on such transaction minus any collateral deposited with the broker-dealer), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase a Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by a Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, a Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, a Fund will lose the difference.

Put Options. A Fund is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, a Fund acquires a right to sell the underlying securities or instruments at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Fund also may purchase uncovered put options.

Each Fund also has authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid assets. A Fund will receive a premium for writing a put option, which increases the Fund’s return. With respect to BlackRock Basic Value V.I. Fund, BlackRock Capital Appreciation V.I. Fund, BlackRock Equity Dividend V.I. Fund, BlackRock Global Allocation V.I. Fund, BlackRock Global Opportunities V.I. Fund, BlackRock International V.I. Fund, BlackRock Large Cap Core V.I. Fund, BlackRock Large Cap Growth V.I. Fund, BlackRock Large Cap Value V.I. Fund, BlackRock S&P 500 V.I. Fund, BlackRock Value Opportunities V.I. Fund, each a series of BlackRock Variable Series Funds, Inc., and BlackRock Capital Appreciation Portfolio, BlackRock Global Allocation Portfolio and BlackRock Large Cap Core Portfolio, each a series of BlackRock Series Fund, Inc., a Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

Each Fund is also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but with respect to which the Fund does not currently have a corresponding short position or has not deposited as collateral cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. A Fund has the obligation to buy the securities or instruments at an agreed upon price if the price of the securities or instruments decreases below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and a Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price. In connection with such a transaction, a Fund will segregate unencumbered liquid assets with a value at least equal to the Fund’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss.

Options on Government National Mortgage Association (“GNMA”) Certificates. The following information relates to the unique characteristics of options on GNMA Certificates. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, a Fund, as a writer of a GNMA call holding GNMA Certificates as “cover” to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, a Fund will purchase additional GNMA Certificates from the same pool (if obtainable) or other GNMA Certificates in the cash market in order to maintain its “cover.”

A GNMA Certificate held by a Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, a Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace such Certificate with a certificate that represents cover. When a Fund closes its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.

Risks Associated with Options. There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Futures

A Fund may engage in transactions in futures and options on futures. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits a Fund’s risk of loss from a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect a Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or a Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

A Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. A Fund may purchase put options or write call options on futures contracts and stock indices in lieu of selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

To maintain greater flexibility, a Fund may invest in instruments which have characteristics similar to futures contracts. These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or a commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.

When a Fund engages in transactions in futures and options on futures, the Fund will segregate liquid assets with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transactions (as calculated pursuant to requirements of the Commission).

Risks Associated with Futures. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Manager’s or sub-adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Foreign Exchange Transactions. A Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or, with respect to certain Funds, to seek to enhance returns. Such transactions could be effected with respect to hedges on foreign dollar denominated securities owned by a Fund, sold by a Fund but not yet delivered, or committed or anticipated to be purchased by a Fund. As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. “Straddles” of the type that may be used by a Fund are considered to constitute hedging transactions. Certain Funds have a fundamental investment restriction that restricts currency option straddles. No Fund will attempt to hedge all of its foreign portfolio positions.

Forward Foreign Exchange Transactions. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or, with respect to certain Funds, to seek to enhance returns. A Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. A Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk. A Fund may also hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). A Fund will only enter into a cross-hedge if the Manager believes that (i) there is a demonstrably high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

A Fund may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. A Fund may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. For example, a Fund may hold both Canadian government bonds and Japanese government bonds, and the adviser or sub-adviser may believe that Canadian dollars will deteriorate against Japanese yen. The Fund would sell Canadian dollars to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Fund to declines in the value of the Japanese yen relative to the U.S. dollar.

Some of the forward non-U.S. currency contracts entered into by the Funds are classified as non-deliverable forwards (NDF). NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.

Currency Futures. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve substantial currency risk, and also involve leverage risk.

Currency Options. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency through the use of currency options. Certain Funds have fundamental restrictions that permit the purchase of currency options, but prohibit the writing of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See “Types of Options” above and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

Currency Swaps. In order to protect against currency fluctuations, a Fund may enter into currency swaps. A Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps involve the exchange of the rights of a Fund and another party to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Limitations on Currency Transactions. A Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to purchase or anticipates purchasing, which are denominated in such currency. Open positions in forward foreign exchange transactions used for non-hedging purposes will be covered by the segregation of liquid assets and are marked to market daily. A Fund’s exposure to futures or options on currencies will be covered as described below under “Risk Factors in Derivatives.”

Risk Factors in Hedging Foreign Currency. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While a Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value of the Fund’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective. To the extent that a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, a Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.

It may not be possible for a Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

Risk Factors in Derivatives

Derivatives are volatile and involve significant risks, including:

Credit Risk — the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to a Fund, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk — the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Correlation Risk — the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure.

Index Risk — If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what that Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

A Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all.

Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Fund to potential losses that exceed the amount originally invested by the Fund. When a Fund engages in such a transaction, the Fund will segregate liquid assets with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission).

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments. A Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Fund will attempt to minimize these risks by engaging in transactions in derivatives traded in OTC markets only with financial institutions that have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

Distressed Securities. A Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are in the judgment of the Manager of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks.

A Fund will generally make such investments only when the Manager believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities. To the extent that a Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. The Fund, however, will not make investments for the purpose of exercising day-to-day management of any issuer’s affairs.

Dollar Rolls. A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what the performance would have been without the use of dollar rolls. At the time a Fund enters into a dollar roll transaction, the Manager or sub-adviser will designate assets on its books and records in an amount equal to the amount of the Fund’s commitments and will subsequently monitor the account to ensure that its value is maintained.

Dollar rolls involve the risk that the market value of the securities subject to a Fund’s forward purchase commitment may decline below, or the market value of the securities subject to a Fund’s forward sale commitment may increase above, the exercise price of the forward commitment. In the event the buyer of the securities files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the current sale portion of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the similar securities in the forward transaction. Dollar rolls are speculative techniques that can be deemed to involve leverage. At the time a Fund sells securities and agrees to repurchase securities at a future date, the Fund will segregate liquid assets with a value equal to the repurchase price. A Fund may engage in dollar roll transactions to enhance return. Each dollar roll transaction is accounted for as a sale or purchase of a portfolio security and a subsequent purchase or sale of a substantially similar security in the forward market. Successful use of mortgage dollar rolls may depend upon the Manager’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Equity Securities. Equity securities include common stock and, for certain Funds, preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; general and limited partnerships and limited liability companies; and depositary receipts. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

From time to time certain of the Funds may invest in shares of companies through initial public offerings (“IPOs”). IPOs have the potential to produce, and have in fact produced, substantial gains for certain Funds. There is no assurance that any Fund will have continued access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. In addition, as a Fund increases in size, the impact of IPOs on its performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

The Funds may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the OTC markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell a Fund’s investment than if the Fund held the securities of larger, more established companies.

Exchange Traded Notes (“ETNs”) . Certain Funds may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

Foreign Investment Risks. Certain Funds may invest in foreign securities, including securities from issuers located in emerging market countries. These securities may be denominated in U.S. dollars or in a foreign currency. Investing in foreign securities involves risks not typically associated with investing in securities of companies organized and operated in the United States that can increase the chances that a Fund will lose money.

Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities (but rather deemed to be U.S. securities) if (i) the company’s principal operations are conducted from the U.S., (ii) the company’s equity securities trade principally on a U.S. stock exchange, (iii) the company does a substantial amount of business in the U.S. or (iv) the issuer of securities is included in the Fund’s primary U.S. benchmark index.

In addition to equity securities, foreign investments of the Funds may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality; (b) debt obligations of supranational organizations; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign currencies; (e) debt obligations denominated in the Euro; and (f) foreign corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

Foreign Market Risk. Funds that may invest in foreign securities offer the potential for more diversification than a Fund that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Fund’s operations.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Currency Risk and Exchange Risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Publicly Available Information. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, a Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Funding Agreements. Certain Funds may invest in Guaranteed Investment Contracts and similar funding agreements. In connection with these investments, a Fund makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest, which is based on an index (such as LIBOR). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. Generally, funding agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in some funding agreements does not currently exist.

Guarantees . A Fund may purchase securities which contain guarantees issued by an entity separate from the issuer of the security. Generally, the guarantor of a security (often an affiliate of the issuer) will fulfill an issuer’s payment obligations under a security if the issuer is unable to do so.

Illiquid or Restricted Securities. Each Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

A Fund may invest in securities that are not registered under the Securities Act (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms that when it decided to sell the security.

Inflation-Indexed Bonds. Certain Funds may invest in inflation-indexed bonds, which are fixed-income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Certain Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if the Fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United States.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

In general, the measure used to determine the periodic adjustment of U.S. inflation-indexed bonds is the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Inflation Risk. Like all mutual funds, the Funds are subject to inflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets can decline as can the value of a Fund’s distributions.

Information Concerning the Indexes.

Standard & Poor’s® 500 Index (“S&P 500") . “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” and “500” are trademarks of McGraw-Hill Financial and have been licensed for use by certain BlackRock Funds. No Fund is sponsored, endorsed, sold or promoted by S&P, a division of McGraw-Hill Financial. S&P makes no representation regarding the advisability of investing in any Fund. S&P makes no representation or warranty, express or implied, to the owners of shares of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of the S&P 500 to track general stock market performance. S&P’s only relationship to certain Funds is the licensing of certain trademarks and trade names of S&P and of the

S&P 500 which is determined, composed and calculated by S&P without regard to the Funds. S&P has no obligation to take the needs of a Fund or the owners of shares of a Fund into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the determination of the prices and amount of any Fund or the timing of the issuance or sale of shares of a Fund or in the determination or calculation of the equation by which a Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of any Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by a Fund, owners of shares of a Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Russell® Indexes. No Fund is promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investments. Russell Investments is not responsible for and has not reviewed any Fund nor any associated literature or publications and Russell Investments makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell Investments reserves the right, at any time and without notice, to alter, amend, terminate or in any way change a Russell Index. Russell Investments has no obligation to take the needs of any particular Fund or its participants or any other product or person into consideration in determining, composing or calculating the Russell Index.

Russell Investments’ publication of the Russell Indexes in no way suggests or implies an opinion by Russell Investments as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes is based. Russell Investments makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell Indexes or any data included in the Russell Indexes. Russell Investments makes no representation or warranty regarding the use, or the results of use, of the Russell Indexes or any data included therein, or any security (or combination thereof) comprising the Russell Indexes. Russell Investments makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell Indexes or any data or any security (or combination thereof) included therein.

MSCI Indexes. The MSCI Europe, Australasia and Far East (Capitalization Weighted) Index (“EAFE Index”) and the MSCI All-Country World ex-US Index (“ACWI ex-US Index” and together with the EAFE Index, the “MSCI Indexes” and individually an “MSCI Index”) are the exclusive property of MSCI, Inc. (“MSCI”). The EAFE Index and ACWI ex-US Index are service marks of MSCI and have been licensed for use by the Manager and its affiliates.

No Fund is sponsored, endorsed, sold or promoted by MSCI. MSCI makes no representation or warranty, express or implied, to the owners of shares of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of an MSCI Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes. MSCI has no obligation to take the needs of any Fund or the owners of shares of a Fund into consideration in determining, composing or calculating an MSCI Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of shares of any Fund to be issued or in the determination or calculation of the equation by which the shares of a Fund are redeemable for cash. MSCI has no obligation or liability to owners of shares of a Fund in connection with the administration, marketing or trading of the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of an MSCI Index from sources which MSCI considers reliable, MSCI does not guarantee the accuracy and/or the completeness of the MSCI Index or any data included therein. MSCI makes no warranty, express or implied, as to results to be obtained by licensee, licensee’s customers and counterparties, owners of shares of a Fund, or any other person or entity from the use of an MSCI Index or any data included therein in connection with the rights licensed hereunder or for any other use. MSCI makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to an MSCI Index or any data included therein. Without limiting any of the foregoing, in no event shall MSCI have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

FTSE (“Financial Times Stock Exchange”) Indexes . No Fund is promoted, sponsored or endorsed by, nor in any way affiliated with FTSE. FTSE is not responsible for and has not reviewed any Fund nor any associated literature or publications and FTSE makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

FTSE reserves the right, at any time and without notice, to alter, amend, terminate or in any way change a FTSE Index. FTSE has no obligation to take the needs of any particular Fund or its participants or any other product or person into consideration in determining, composing or calculating the FTSE Index.

Initial Public Offering (“IPO”) Risk. The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If initial public offerings are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks. IPOs have the potential to produce substantial gains. There is no assurance that any Fund will have access to profitable IPOs and therefore investors should not rely on any past gains from IPOs as an indication of future performance. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. In addition, as a Fund increases in size, the impact of IPOs on its performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.

Investment Grade Debt Obligations. Certain Funds may invest in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO or deemed to be of equivalent quality by a Fund’s Manager. Certain Funds may invest in debt securities rated Aaa by Moody’s or AAA by S&P. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., “Baa” by Moody’s or “BBB” by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. If an investment grade security of a Fund is subsequently downgraded below investment grade, the Fund’s Manager will consider such an event in determining whether the Fund should continue to hold the security. Subject to its investment strategies, there is no limit on the amount of such downgraded securities a Fund may hold, although under normal market conditions the Manager does not expect to hold these securities to a material extent.

See Appendix A to this SAI for a description of applicable securities ratings.

Investment in Emerging Markets. Certain Funds may invest in the securities of issuers domiciled in various countries with emerging capital markets. Unless otherwise provided in a Fund’s prospectus, a country with an emerging capital market is any country that is (i) generally recognized to be an emerging market country by the international financial community, such as the International Finance Corporation, or determined by the World Bank to have a low, middle or middle upper income economy; (ii) classified by the United Nations or its authorities to be developing; and/or (iii) included in a broad-based index that is generally representative of emerging markets. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Fund of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Investment in non-dollar denominated securities including securities from issuers located in emerging market countries may be on either a currency hedged or unhedged basis, and the Funds may hold from time to time various foreign currencies pending investment or conversion into U.S. dollars. Some of these instruments may have the characteristics of futures contracts. In addition, certain Funds may engage in foreign currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Fund’s performance. These investments and transactions involving foreign securities, currencies, options (including options that relate to foreign currencies), futures, hedging and cross-hedging are described below and under “Interest Rate Transactions and Currency Swaps,” Foreign Currency Transactions” and “Options and Futures Contracts.”

Risks of Investing in Asia-Pacific Countries. In addition to the risks of foreign investing and the risks of investing in developing markets, the developing market Asia-Pacific countries in which a Fund may invest are subject to certain additional or specific risks. Certain Funds may make substantial investments in Asia-Pacific countries. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of the Fund.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Fund itself, as well as the value of securities in the Fund’s portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies.

Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments.

On March 11, 2011, a powerful earthquake and resulting tsunami struck northeastern Japan causing major damage along the coast, including damage to nuclear power plants in the region. This disaster, and the resulting damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted.

Fund management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.

Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals. There can be no assurance that a Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. It is possible that certain countries may impose currency controls or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available for sale to meet redemptions. Depending on a variety of financial factors, the percentage of a Fund’s portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Fund’s assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund (for example, if funds may be withdrawn only in certain currencies and/or only at an exchange rate established by the government).

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment. The Investment Company Act restricts a Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict a Fund’s investments in certain foreign banks and other financial institutions.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Fund of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such issuers.

The expense ratios of the Funds investing significantly in foreign securities can be expected to be higher than those of Funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

Risks of Investments in Russia . A Fund may invest a portion of its assets in securities issued by companies located in Russia. The Russian securities market suffers from a variety of problems described above in “Investment in Emerging Markets” not encountered in more developed markets. The Russian securities market is relatively new, and a substantial portion of securities transactions are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets.

Because of the recent formation of the Russian securities markets, the underdeveloped state of Russia’s banking and telecommunication system and the legal and regulatory framework in Russia, settlement, clearing and registration of securities transactions are subject to additional risks. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out either by the issuers themselves or by registrars located throughout Russia. These registrars may not have been subject to effective state supervision or licensed with any governmental entity. In 2013, Russia established the National Settlement Depository (“NSD”) as a recognized central securities depository, and title to Russian equities is now based on the records of the NSD and not on the records of the local registrars. The implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities; however, loss may still occur. Additionally, issuers and registrars remain prominent in the validation and approval of documentation requirements for corporate action processing in Russia, and there remain inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss. In addition, Russia also may attempt to assert its influence in the region through economic or even military measures, as it did with Georgia in the summer of 2008 and the Ukraine in 2014. Such measures may have an adverse effect on the Russian economy, which may, in turn, negatively impact the Fund.

The United States and the European Union have imposed economic sanctions on certain Russian individuals and a financial institution. The United States or the European Union could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of a Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities.

Brady Bonds. A Fund’s emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options, which increase interest payments if oil revenues rise. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors described above associated with investing in foreign securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Funds to suffer a loss of interest or principal on any of its holdings.

Investment in Other Investment Companies. Each Fund may, subject to applicable law, invest in other investment companies (including investment companies managed by BlackRock and its affiliates), including money market funds and exchange traded funds (“ETFs”), which are typically open-end funds or unit investment trusts listed on a stock exchange. Under the Investment Company Act, however, a Fund may invest up to 10% of its total assets in securities of other investment companies (measured at the time of such investment). In addition, under the Investment Company Act a Fund may not acquire securities of an investment company if such acquisition would cause the Fund to own more than 3% of the total outstanding voting stock of such investment company and a Fund may not invest in another investment company if such investment would cause more than 5% of the value of the Fund’s total assets to be invested in securities of such investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio.) In addition to the restrictions on investing in other investment companies discussed above, a Fund may not invest in a registered closed-end investment company if such investment would cause the Fund and other BlackRock-advised investment companies to own more than 10% of the total outstanding voting stock of such closed-end investment company. Pursuant to the Investment Company Act (or alternatively, pursuant to exemptive orders received from the Commission) these percentage limitations do not apply to investments in affiliated money market funds, and under certain circumstances, do not apply to investments in affiliated investment companies, including ETFs. In addition, many third-party ETFs have obtained exemptive relief from the Commission to permit unaffiliated funds (such as the Funds) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Fund may rely on these exemptive orders in investing in ETFs. Further, under certain circumstances a Fund may be able to rely on certain provisions of the Investment Company Act to invest in shares of unaffiliated investment companies beyond the statutory limits noted above, but subject to certain other statutory restrictions.

As with other investments, investments in other investment companies are subject to market and selection risk.

Shares of investment companies, such as closed-end fund investment companies, that trade on an exchange may at times be acquired at market prices representing premiums to their net asset values. In addition, investment companies held by a Fund that trade on an exchange could trade at a discount from net asset value, and such discount could increase while the Fund holds the shares. If the market price of shares of an exchange-traded investment company decreases below the price that the Fund paid for the shares and the Fund were to sell its shares of such investment company at a time when the market price is lower than the price at which it purchased the shares, the Fund would experience a loss.

In addition, if a Fund acquires shares in investment companies, including affiliated investment companies, shareholders would bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of such investment companies. Such expenses, both at the Fund level and acquired investment company level, would include management and advisory fees, unless such fees have been waived by BlackRock. Please see the relevant Fund’s prospectus to determine whether any such management and advisory fees have been waived by BlackRock. Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies. Pursuant to guidance issued by the staff of the Commission, fees and expenses of money market funds used for the investment of cash collateral received in connection with loans of Fund securities are not treated as “acquired fund fees and expenses,” which are fees and expenses charged by other investment companies and pooled investment vehicles in which a Fund invests a portion of its assets.

To the extent shares of a Fund are held by an affiliated fund, the ability of the Fund itself to purchase other affiliated investment companies may be limited. In addition, a fund-of-funds (e.g., an investment company that seeks to meet its investment objective by investing significantly in other investment companies) may be limited in its ability to purchase affiliated underlying funds if such affiliated underlying funds themselves own shares of affiliated funds.

A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. The restrictions on investments in securities of investment companies set forth above may limit opportunities for a Fund to invest indirectly in certain developing countries.

Junk Bonds. Non-investment grade or “high yield” fixed-income or convertible securities commonly known to investors as “junk bonds” are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield securities will generally be in the lower rating categories of recognized rating agencies (rated “Ba” or lower by Moody’s or “BB” or lower by S&P) or will be non-rated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

The major risks in junk bond investments include the following:

•	Junk bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer’s industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.
•	The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing. Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover.
•	Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which will potentially limit a Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.
•	Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If an issuer redeems the junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.
•	Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on those of other higher rated fixed-income securities.
•	The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Fund’s assets. Market quotations on high yield securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale. When the secondary market for high yield securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Fund’s securities, and judgment plays a more important role in determining such valuations.
•	A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
•	The junk bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect a Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.
•	The rating assigned by a rating agency evaluates the issuing agency’s assessment of the safety of a non-investment grade security’s principal and interest payments, but does not address market value risk. Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the sub-adviser performs its own analysis of the issuers whose non-investment grade securities a Fund holds. Because of this, the Fund’s performance may depend more on the sub-adviser’s own credit analysis than in the case of mutual funds investing in higher-rated securities.

In selecting non-investment grade securities, the adviser or sub-adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Fund. The sub-adviser continuously monitors the issuers of non-investment grade securities held by the Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests. If a security’s rating is reduced below the minimum credit rating that is permitted for a Fund, the Fund’s sub-adviser will consider whether the Fund should continue to hold the security.

In the event that a Fund investing in high yield securities experiences an unexpected level of net redemptions, the Fund could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Fund’s rate of return is based.

The costs attributable to investing in the junk bond markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

Lease Obligations. A Fund may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract (“lease obligations”).

The Manager will monitor the credit standing of each borrower and each entity providing credit support and/or a put option relating to lease obligations. In determining whether a lease obligation is liquid, the Manager will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) in the case of a municipal lease, the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of nonappropriation”); (v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation.

Life Settlement Investments . A Fund may invest in life settlements, which are sales to third parties, such as the Fund, of existing life insurance contracts for more than their cash surrender value but less than the net benefits to be paid under the policies. When a Fund acquires such a contract, it pays the policy premiums in return for the expected receipt of the net benefit as the beneficiary under the policy. Investments in these contracts involve certain risks, including liquidity risk, credit risk of the insurance company, and inaccurate estimations of life expectancy of the insured individuals (viators). These policies are considered illiquid in that they are bought and sold in a secondary market through life settlement agents. As such, a Fund’s investments in life settlement contracts are subject to the Fund’s investment restriction relating to illiquid securities. Also, in the event of a bankruptcy of the insurance carrier for a policy, the Fund may receive reduced or no benefits under the contract. A Fund seeks to minimize credit risk by investing in policies issued by a diverse range of highly-rated insurance carriers. Furthermore, a Fund may encounter losses on its investments if there is an inaccurate estimation of the life expectancies of viators. A Fund intends to reduce this life expectancy risk by investing only in contracts where the life expectancy was reviewed by an experienced actuary, as well as by diversifying its investments across viators of varying ages and medical profiles. In addition, it is unclear whether the income from life settlements is qualifying income for purposes of the Internal Revenue Service 90% gross income test a Fund must satisfy each year to qualify as a regulated investment company (“RIC”). A Fund intends to monitor its investments to ensure that the Fund remains qualified as a RIC.

Liquidity Management . As a temporary defensive measure, if its Manager determines that market conditions warrant, certain Funds may invest without limitation in high quality money market instruments. Certain Funds may also invest in high quality money market instruments pending investment or to meet anticipated redemption requests. High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of foreign issuers, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, such obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement.

Master Limited Partnerships. Certain Funds may invest in publicly traded master limited partnerships (“MLPs”) which are limited partnerships or limited liability companies taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, a Fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Certain Funds intend to purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

Merger Transaction Risk. In replicating its target index, a Fund may buy stock of the target company in an announced merger transaction prior to the consummation of such transaction. In that circumstance, a Fund would expect to receive an amount (whether in cash, stock of the acquiring company or a combination of both) in excess of the purchase price paid by the Fund for the target company’s stock. However, a Fund is subject to the risk that the merger transaction may be canceled, delayed or restructured, in which case a Fund’s holding of the target company’s stock may not result in any profit for the Fund and may lose significant value.

Mezzanine Investments. Certain Funds, consistent with their restrictions on investing in securities of a specific credit quality, may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. Certain Funds may purchase bank obligations, such as certificates of deposit, notes, bankers’ acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of a Fund’s investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.

To the extent consistent with their investment objectives, a Fund may invest in debt obligations of domestic or foreign corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

Money Market Securities. Certain Funds may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations that are available in the money markets. In particular, the Funds may invest in:

(a) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

(b) high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by S&P, Prime-2 or higher by Moody’s or F-2 or higher by Fitch, as well as high quality corporate bonds rated (at the time of purchase) A or higher by those rating agencies;

(c) unrated notes, paper and other instruments that are of comparable quality to the instruments described in (b) above as determined by the Fund’s Manager;

(d) asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

(e) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or authorities and related custodial receipts;

(f) dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities;

(g) funding agreements issued by highly-rated U.S. insurance companies;

(h) securities issued or guaranteed by state or local governmental bodies;

(i) repurchase agreements relating to the above instruments;

(j) municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States;

(k) fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody’s, SP-2 or A-2 or higher by S&P, or F-2 or higher by Fitch;

(l) tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody’s, A-2 or higher by S&P, or F-2 or higher by Fitch;

(m) municipal bonds rated A or higher by Moody’s, S&P or Fitch;

(n) unrated notes, paper or other instruments that are of comparable quality to the instruments described above, as determined by the Fund’s Manager under guidelines established by the Board; and

(o) municipal bonds and notes which are guaranteed as to principal and interest by the U.S. Government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.

Mortgage-Related Securities

Mortgage-Backed Securities. Mortgage-backed securities represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans that underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

Mortgage-backed securities are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines. In addition, investments in mortgage-backed securities involve certain specific risks. These risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to a Fund. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by a Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the weighted average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income, which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Since the value of long-term securities generally fluctuates more widely in response to changes in interest rates than that of shorter-term securities, maturity extension risk could increase the inherent volatility of the Fund. Under certain interest rate and prepayment scenarios, a Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.

There are currently three types of mortgage pass-through securities: (1) those issued by the U.S. government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); (2) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but that usually have some form of private credit enhancement. All of these three types of securities are considered “mortgage-related securities” for purposes of BATS: Series A Portfolio’s fundamental investment restriction relating to concentration.

Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by the institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of Federal Housing Administration (“FHA”)-insured or Veterans’ Administration (“VA”)-guaranteed mortgages. Pass-through certificates guaranteed by Ginnie Mae (such certificates are also known as “Ginnie Maes”) are guaranteed as to the timely payment of principal and interest by Ginnie Mae, whose guarantee is backed by the full faith and credit of the United States. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury Department to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are guaranteed as to timely payment of principal and interest by Fannie Mae. They are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of Fannie Mae to borrow from the U.S.

Treasury Department. Fannie Mae was established as a federal agency in 1938 and in 1968 was chartered by Congress as a private shareholder-owned company. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a stockholder-owned corporation chartered by Congress in 1970. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. While Freddie Mac generally does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. On September 6, 2008, Director James Lockhart of the Federal Housing Finance Agency (“FHFA”) appointed FHFA as conservator of both Fannie Mae and Freddie Mac. In addition the U.S. Treasury Department agreed to provide Fannie Mae and Freddie Mac up to $100 billion of capital each on an as needed basis to insure that they continue to provide liquidity to the housing and mortgage markets.

Private mortgage pass-through securities are structured similarly to Ginnie Mae, Fannie Mae, and Freddie Mac mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

Pools created by private mortgage pass-through issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the private pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. The insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Private mortgage pass-through securities may be bought without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Manager determines that the securities meet a Fund’s quality standards. Any mortgage-related securities that are issued by private issuers have some exposure to subprime loans as well as to the mortgage and credit markets generally.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

A Fund from time to time may purchase in the secondary market (i) certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (“PNC Mortgage”) or Midland Loan Services,

Inc. (“Midland”), or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association (“PNC Bank”) or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates. For example, if PNC Mortgage, Midland or their affiliates engaged in negligence or willful misconduct in carrying out its duties as a master servicer, then any holder of the mortgage-backed security could seek recourse against PNC Mortgage, Midland or their affiliates, as applicable. Also, as a master servicer, PNC Mortgage, Midland or their affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is false, then the holders of the mortgage-backed securities could trigger an obligation of PNC Mortgage, Midland or their affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Mortgage, Midland or their affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by a Fund.

Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). All future references to CMOs also include REMICs.

CMOs are structured into multiple classes, often referred to as a “tranche,” each issued at a specific adjustable or fixed interest rate, and bearing a different stated maturity date and each must be fully retired no later than its final distribution date. Actual maturity and average life will depend upon the prepayment experience of the collateral, which is ordinarily unrelated to the stated maturity date. CMOs often provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after the first class has been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

Certain issuers of CMOs are not considered investment companies pursuant to a rule adopted by the Commission, and a Fund may invest in the securities of such issuers without the limitations imposed by the Investment Company Act on investments by a Fund in other investment companies. In addition, in reliance on an earlier Commission interpretation, a Fund’s investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the Investment Company Act on acquiring interests in other investment companies. In order to be able to rely on the Commission’s interpretation, these CMOs must be unmanaged, fixed asset issuers, that: (1) invest primarily in mortgage-backed securities; (2) do not issue redeemable securities; (3) operate under general exemptive orders exempting them from all provisions of the Investment Company Act; and (4) are not registered or regulated under the Investment Company Act as investment companies. To the extent that a Fund selects CMOs that cannot rely on the rule or do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

A Fund may also invest in, among other things, parallel pay CMOs, sequential pay CMOs, and floating rate CMOs. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class, concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class. Sequential pay CMOs generally pay principal to only one class at a time while paying interest to several classes. A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security. Floating rate CMOs are securities whose coupon rate fluctuates according to some formula related to an existing market index or rate. Typical indices would include the eleventh district cost-of-funds index (“COFI”), LIBOR, one-year Treasury yields, and ten-year Treasury yields.

Classes of CMOs also include planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). PAC bonds generally require payments of a specified amount of principal on each payment date. The scheduled principal payments for PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches (often called “supports” or “companion” tranches) tend to have market prices and yields that are more volatile than the PAC classes.

TACs are similar to PACs in that they require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates. A PAC’s payment schedule, however, remains in effect as long as prepayment rates on the underlying mortgages do not exceed certain ranges. In contrast, a TAC provides investors with protection, to a certain level, against either faster than expected or slower than expected prepayment rates, but not both. TACs thus provide more cash flow stability than a regular sequential paying class, but less than a PAC. TACs also tend to have market prices and yields that are more volatile than PACs.

Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities (“ARMs”) are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for a set number of scheduled monthly payments. After that schedule of payments has been completed, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that market rates of interest rise more rapidly to levels above that of the ARM’s maximum rate, the ARM’s coupon may represent a below market rate of interest. In these circumstances, the market value of the ARM security will likely have fallen.

Certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is then used to reduce the outstanding principal balance of the ARM.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In part, the yield to maturity on the CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-related securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances, a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through one or more investment banking firms acting as brokers or dealers. CMO residuals may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act. Residual interests generally are junior to, and may be significantly more volatile than, “regular” CMO and REMIC interests.

Stripped Mortgage-Backed Securities. A Fund may invest in stripped mortgage-backed securities (“SMBSs”) issued by agencies or instrumentalities of the United States. SMBSs are derivative multi-class mortgage-backed securities. SMBS arrangements commonly involve two classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common variety of SMBS is where one class (the principal only or PO class) receives some of the interest and most of the principal from the underlying assets, while the other class (the interest only or IO class) receives most of the interest and the remainder of the principal. In the most extreme case, the IO class receives all of the interest, while the PO class receives all of the principal. While a Fund may purchase securities of a PO class, a Fund is more likely to purchase the securities of an IO class. The yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its initial investment in IOs. In addition, there are certain types of IOs that represent the interest portion of a particular class as opposed to the interest portion of the entire pool. The sensitivity of this type of IO to interest rate fluctuations may be increased because of the characteristics of the principal portion to which they relate. As a result of the above factors, a Fund generally will purchase IOs only as a component of so called “synthetic” securities. This means that purchases of IOs will be matched with certain purchases of other securities, such as POs, inverse floating rate CMOs or fixed rate securities; as interest rates fall, presenting a greater risk of unanticipated prepayments of principal, the negative effect on a Fund because of its holdings of IOs should be diminished somewhat because of the increased yield on the inverse floating rate CMOs or the increased appreciation on the POs or fixed rate securities.

Tiered Index Bonds. Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined “strike” rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the “strike” rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed-rate bond.

TBA Commitments. Certain Funds may enter into “to be announced” or “TBA” commitments. TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. See “When Issued Securities, Delayed Delivery Securities and Forward Commitments” below.

Municipal Investments

The Municipal Funds may invest in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for Federal income tax purposes (“Municipal Bonds”). Certain of the Municipal Funds may also invest in Municipal Bonds that pay interest excludable from gross income for purposes of state and local income taxes of the designated state and/or allow the value of a Fund’s shares to be exempt from state and local taxes of the designated state (“State Municipal Bonds”). The Municipal Funds may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Manager believes such securities to pay interest excludable from gross income for purposes of Federal income tax and state and local income taxes of the designated state and/or state and local personal property taxes of the designated state (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in municipal bonds, to the extent such investments are permitted by applicable law. Non-Municipal Tax-Exempt Securities that pay interest excludable from gross income for Federal income tax purposes will be considered “Municipal Bonds” for purposes of a Municipal Fund’s investment objective and policies. Non-Municipal Tax-Exempt Securities that pay interest excludable from gross income for purposes of Federal income tax and state and local income taxes of a designated state and/or allow the value of a Fund’s shares to be exempt from state and local personal property taxes of that state will be considered “State Municipal Bonds” for purposes of the investment objective and policies of each of California Municipal Opportunities Fund, New Jersey Municipal Bond Fund, New York Municipal Opportunities Fund and Pennsylvania Municipal Bond Fund.

Risk Factors and Special Considerations Relating to Municipal Bonds. The risks and special considerations involved in investment in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-

Municipal Tax-Exempt Securities may present similar risks, depending on the particular product. Certain instruments in which a Fund may invest may be characterized as derivatives.

The value of Municipal Bonds generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation, including legislation or litigation that changes the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Municipal bankruptcies are rare and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to Municipal Bond issuers could produce varying results among the states or among Municipal Bond issuers within a state. These uncertainties could have a significant impact on the prices of the Municipal Bonds in which a Fund invests.

Description of Municipal Bonds. Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Such obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for Federal income tax purposes and any applicable state and local taxes. Other types of private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Bonds are “general obligation” and “revenue” or “special obligation” bonds, which latter category includes private activity bonds (“PABs”) (or “industrial development bonds” under pre-1986 law).

General Obligation Bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

PABs. PABs are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should understand that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Moral Obligation Bonds. “Moral obligation” bonds are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality that created the special purpose public authority that issued the bonds.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and a Fund may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to a Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

Municipal Lease Obligations. Also included within the general category of Municipal Bonds are certificates of participation (“COPs”) issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. A Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 15% of the Fund’s net assets. A Fund may, however, invest without regard to such limitation in lease obligations that the Manager, pursuant to guidelines that have been adopted by the Directors and subject to the supervision of the Directors, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody’s, or BBB or better by S&P or Fitch Ratings (“Fitch”). Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement — such as insurance — the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to a Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of a Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and a Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase a Fund’s operating expenses and adversely affect the net asset value of a Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and a Fund would not have the right to take possession of the assets. Any income derived from a Fund’s ownership or operation of such assets may not be tax-exempt. In addition, a Fund’s intention to qualify as a “regulated investment company” under the Internal

Revenue Code of 1986, as amended (the “Code”), may limit the extent to which a Fund may exercise its rights by taking possession of such assets, because as a regulated investment company a Fund is subject to certain limitations on its investments and on the nature of its income.

Tender Option Bonds. Certain Funds may invest in residual inverse floating rate interest tender option bonds (“TOB Residuals”), which are derivative interests in Municipal Bonds. The TOB Residuals in which the Funds will invest pay interest or income that, in the opinion of counsel to the issuer, is exempt from regular Federal income tax. BlackRock will not conduct its own analysis of the tax status of the interest or income paid by TOB Residuals held by the Funds, but will rely on the opinion of counsel to the issuer. Although volatile, TOB Residuals typically offer the potential for yields exceeding the yields available on fixed rate Municipal Bonds with comparable credit quality. The Funds may invest in TOB Residuals for the purpose of using economic leverage.

TOB Residuals represent beneficial interests in a special purpose trust formed for the purpose of holding Municipal Bonds contributed by one or more funds (a “TOB Trust”). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (“TOB Floaters”), which are sold to third party investors, and TOB Residuals, which are generally issued to the fund(s) that transferred Municipal Bonds to the TOB Trust. The Funds may invest in both TOB Floaters and TOB Residuals. TOB Floaters may have first priority on the cash flow from the Municipal Bonds held by the TOB Trust and are enhanced with a liquidity support arrangement from a third party Liquidity Provider (defined below) which allows holders to tender their position at par (plus accrued interest). A Fund, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust. A Fund that contributes the Municipal Bonds to the TOB Trust is paid the cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction costs, and typically will invest the cash to purchase additional Municipal Bonds or other investments permitted by its investment policies. If a Fund ever purchases all or a portion of the TOB Floaters sold by the TOB Trust, it may surrender those TOB Floaters together with a proportionate amount of TOB Residuals to the TOB Trust in exchange for a proportionate amount of the Municipal Bonds owned by the TOB Trust.

Other BlackRock-advised funds may contribute Municipal Bonds to a TOB Trust into which a Fund has contributed Municipal Bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among the funds ratably in proportion to their participation in the TOB Trust.

The Municipal Bonds transferred to a TOB Trust typically are high grade Municipal Bonds. In certain cases, when Municipal Bonds transferred are lower grade Municipal Bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and a Fund, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

The TOB Residuals held by a Fund generally provide the Fund with the right to cause the holders of a proportional share of the TOB Floaters to tender their notes to the TOB Trust at par plus accrued interest. Thereafter, the Fund may withdraw a corresponding share of the Municipal Bonds from the TOB Trust. This transaction, in effect, creates exposure for the Fund to the entire return of the Municipal Bonds in the TOB Trust, with a net cash investment by the Fund that is less than the value of the Municipal Bonds in the TOB Trust. This multiplies the positive or negative impact of the Municipal Bonds’ return within the Fund (thereby creating leverage). The leverage within a TOB Trust depends on the value of the Municipal Bonds deposited in the TOB Trust relative to the value of the TOB Floaters it issues.

A Fund may invest in highly leveraged TOB Residuals. A TOB Residual generally is considered highly leveraged if the principal amount of the TOB Floaters issued by the related TOB Trust exceeds 75% of the principal amount of the Municipal Bonds owned by the TOB Trust.

The TOB Trust may be collapsed without the consent of a Fund upon the occurrence of tender option termination events (“TOTEs”) and mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the Municipal Bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the Municipal Bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the Municipal Bonds, and a judgment or ruling that interest on the Municipal

Bonds is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Floaters, the inability of the TOB Trust to obtain renewal of the liquidity support agreement, and a substantial decline in the market value of the Municipal Bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the Liquidity Provider (defined below). In the case of an MTE, after the payment of fees, the holders of the TOB Floaters would be paid senior to the TOB Residual holders (i.e., the Fund). In contrast, in the case of a TOTE, after payment of fees, the holders of TOB Floaters and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

A Fund may invest in a TOB Trust on either a non-recourse and recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a TOTE described above). Depending on the structure of the TOB Trust, the Liquidity Provider may purchase the tendered TOB Floaters, or the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters.

When a Fund invests in TOB Trusts on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility, the Liquidity Provider will typically liquidate all or a portion of the Municipal Bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the Liquidity Provider pursuant to which the Fund is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if the Fund invests in a recourse TOB Trust, the Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple BlackRock-advised funds participate in any such TOB Trust, these losses will be shared ratably, in proportion to their participation in the TOB Trust.

Under accounting rules, Municipal Bonds of a Fund that are deposited into a TOB Trust are investments of the Fund and are presented on the Fund’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Trust are presented as liabilities in the Fund’s Statement of Assets and Liabilities. Interest income from the underlying Municipal Bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration, trustee and other services to a TOB Trust are reported as expenses of a Fund. In addition, under accounting rules, loans made to a TOB Trust sponsored by a Fund may be presented as loans of the Fund in the Fund’s financial statements even if there is no recourse to the Fund’s assets.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for Municipal Bonds with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option. Since the tender option feature has a shorter term than the final maturity or first call date of the underlying Municipal Bonds deposited in the TOB Trust, the holder of the TOB Floaters relies upon the terms of the agreement with the financial institution furnishing the liquidity facility as well as the credit strength of that institution. The risk associated with TOB Floaters, however, may be increased in the current market environment as a result of recent downgrades to the credit ratings, and thus the perceived reliability and creditworthiness, of many major financial institutions, some of which sponsor and/or provide liquidity support to TOB Trusts. This in turn may reduce the desirability of TOB Floaters as investments, which could impair the viability or availability of TOB Trusts.

The use of TOB Residuals will require the Fund to earmark or segregate liquid assets in an amount equal to any TOB Floaters, plus any accrued but unpaid interest due on the TOB Floaters, issued by TOB Trusts sponsored by, or on behalf of, the Fund that are not owned by the Fund. The use of TOB Residuals may also require the Fund to earmark or segregate liquid assets in an amount equal to loans provided by the Liquidity Provider to the TOB Trust to purchase tendered TOB Floaters. The Fund reserves the right to modify its asset segregation policies in the future to the extent that such changes are in accordance with applicable regulations or interpretations. Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit the Fund’s ability to enter into or manage TOB Trust transactions.

Recent Developments in the TOB Trust Market. On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker

Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the Volcker Rule. The Volcker Rule precludes banking entities and their affiliates from sponsoring TOB Trusts as such Trusts have been structured prior to the effective date of the Volcker Rule. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts that were not in place prior to December 31, 2013, and by July 21, 2016, with respect to investments in and relationships with TOB Trusts that were in place prior to December 31, 2013. As a result, TOB Trusts may need to be restructured or unwound.

In response to the restrictions imposed by the Volcker Rule, market participants have developed a new structure for TOB Trusts designed to ensure that no banking entity is sponsoring the TOB Trust for purposes of the Volcker Rule. Specifically, a Fund will establish, structure and “sponsor” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to the sponsor bank will be performed by, or on behalf of, a Fund. A Fund may utilize service providers in meeting these responsibilities. This structure remains untested. It is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or a Fund’s ability to hold TOB Residuals. Under the new TOB Trust structure, a Fund will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Service providers to a TOB Trust, such as administrators, liquidity providers, trustees, and remarketing agents, would be acting at the direction of, and as agent of, the Fund as the TOB Residual holder. Similar to the current tender option bond structure, a Fund would deposit Municipal Bonds into the TOB Trust in exchange for TOB Residuals, the TOB Trust would then issue and sell TOB Floaters to third party investors, and the proceeds of the sale of the TOB Floaters would be distributed to such TOB Residual holders (i.e., the Fund). Tendered TOB Floaters would continue to be supported by a remarketing agent and a liquidity facility. However, the remarketing agent is not anticipated to purchase tendered TOB Floaters for its own account in the event of a failed remarketing, which may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. In the event of a failed remarketing of TOB Floaters, the Liquidity Provider, at its option, may advance a loan to the TOB Trust the proceeds of which would be used by the TOB Trust to purchase the tendered TOB Floaters. The Liquidity Provider is not obligated to advance such a loan. The TOB Trust would be the borrower with respect to any such loan. Any loans made by a Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust.

Similar to the current structure for TOB Trusts, a Fund may hold either non-recourse TOB Residuals or recourse TOB Residuals under the new structure. In the event of a Liquidation Shortfall, there would generally be no contractual recourse to the Fund’s assets if the Fund holds a non-recourse TOB Residual. However, as described above, a Fund would bear the risk of loss with respect to any Liquidation Shortfall if it holds a recourse TOB Residual.

The SEC and various federal banking and housing agencies recently adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s Municipal Bonds. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurance that a Fund can successfully enter into restructured TOB Trust transactions in order to refinance its existing TOB Residual holdings prior to the compliance date for the Volcker Rule, which may require that the Fund unwinds existing TOB Trusts.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

Yields. Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of a Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. Participating VRDOs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution that issued the participation interest upon a specified number of days notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

There is the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Funds have been advised by counsel that they should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is not contemplated that any Fund will invest more than a limited amount of its total assets in Participating VRDOs.

Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), VRDOs are not comparable to fixed rate securities. During periods of declining interest rates, a Fund’s yield on a VRDO will decrease and its shareholders will forego the opportunity for capital appreciation. During periods of rising interest rates, however, a Fund’s yield on a VRDO will increase and the Fund’s shareholders will have a reduced risk of capital depreciation.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to a Fund’s restriction on illiquid investments unless, in the judgment of the Directors such VRDO is liquid. The Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Directors, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

The VRDOs and Participating VRDOs in which a Fund may invest will be in the following rating categories at the time of purchase: MIG-1/ VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch).

Transactions in Financial Futures Contracts. The Municipal Funds and certain other funds deal in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade (“CBT”) and The Bond Buyer (the “Municipal Bond Index”). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody’s or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership that is also responsible for handling daily accounting of deposits or withdrawals of margin.

The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by a Municipal Fund. As a result, a Municipal Fund’s ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by the Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of a Municipal Fund’s investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by a Municipal Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by a Municipal Fund may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

Call Rights. A Fund may purchase a Municipal Bond issuer’s right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. A Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of a Fund’s net assets.

Municipal Interest Rate Swap Transactions. In order to hedge the value of a Fund against interest rate fluctuations or to enhance a Fund’s income, a Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Securities Industry and Financial Markets Association Municipal Swap Index swaps (“SIFMA Swaps”). To the extent that a Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund intends to use these transactions primarily as a hedge rather than as a speculative investment. However, a Fund also may invest in MMD Swaps and SIFMA Swaps to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

A Fund may purchase and sell SIFMA Swaps in the SIFMA swap market. In a SIFMA Swap, a Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the SIFMA Municipal Swap Index). Because the underlying index is a tax-exempt index, SIFMA Swaps may reduce cross-market risks incurred by a Fund and increase a Fund’s ability to hedge effectively. SIFMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a SIFMA Swap is approximately equal to the duration of a fixed-rate Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

A Fund may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits a Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, a Fund can create a synthetic long or short position, allowing the Fund to select the most attractive part of the yield curve. An MMD Swap is a contract between a Fund and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if a Fund buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, a Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

In connection with investments in SIFMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by a Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund’s performance. A Fund has no obligation to enter into SIFMA or MMD Swaps and may not do so. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund.

Insured Municipal Bonds . Bonds purchased by a Fund may be covered by insurance that guarantees that interest payments on the bond will be made on time and the principal will be repaid when the bond matures. Either the issuer of the bond or the Fund purchases the insurance. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its shareholders against losses caused by declines in a bond’s market value. Also, the Fund cannot be certain that any insurance company does not make these payments. In addition, if the Fund purchases the insurance, it may pay the premiums, which will reduce the Fund’s yield. The Fund seeks to use only insurance companies with claims paying ability, financial strength, or equivalent ratings of at least investment grade. However, if insurance from insurers with these ratings is not available, the Fund may use insurance companies with lower ratings or stop purchasing insurance or insured bonds. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop.

Build America Bonds . If a Fund holds Build America Bonds, the Fund may be eligible to receive a Federal income tax credit; however, the issuer of a Build America Bond may instead elect to receive a cash payment directly from the federal government in lieu of holders such as the fund receiving a tax credit. The interest on Build America Bonds is taxable for Federal income tax purposes. If the Fund does receive tax credits from Build America Bonds or other tax credit bonds on one or more specified dates during the fund’s taxable year, and the Fund satisfies the minimum distribution requirement, the Fund may elect for U.S. Federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Fund for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “Build America Bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other specified bonds. If the Fund were to so elect, a shareholder would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits, and such amount would be subject to withholding provisions of the Code. Certain limitations may apply on the extent to which the credit may be claimed.

Net Interest Margin (NIM) Securities . A Fund may invest in net interest margin (“NIM”) securities. These securities are derivative interest-only mortgage securities structured off home equity loan transactions. NIM securities receive any “excess” interest computed after paying coupon costs, servicing costs and fees and any credit losses associated with the underlying pool of home equity loans. Like traditional stripped mortgage-backed securities, the yield to maturity on a NIM security is sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying home equity loans. NIM securities are highly sensitive to credit losses on the underlying collateral and the timing in which those losses are taken.

Participation Notes. A Fund may buy participation notes from a bank or broker-dealer (“issuer”) that entitle the Fund to a return measured by the change in value of an identified underlying security or basket of securities (collectively, the “underlying security”). Participation notes are typically used when a direct investment in the underlying security is restricted due to country-specific regulations.

The Fund is subject to counterparty risk associated with each issuer. Investment in a participation note is not the same as investment in the constituent shares of the company. A participation note represents only an obligation of the issuer to provide the Fund the economic performance equivalent to holding shares of an underlying security. A participation note does not provide any beneficial or equitable entitlement or interest in the relevant underlying security. In other words, shares of the underlying security are not in any way owned by the Fund. However each participation note synthetically replicates the economic benefit of holding shares in the underlying security. Because a participation note is an obligation of the issuer, rather than a direct investment in shares of the underlying security, the Fund may suffer losses potentially equal to the full value of the participation note if the issuer fails to perform its obligations. A Fund attempts to mitigate that risk by purchasing only from issuers which BlackRock deems to be creditworthy.

The counterparty may, but is not required to, purchase the shares of the underlying security to hedge its obligation. The fund may, but is not required to, purchase credit protection against the default of the issuer. When the participation note expires or a Fund exercises the participation note and closes its position, that Fund receives a payment that is based upon the then-current value of the underlying security converted into U.S. dollars (less transaction costs). The price, performance and liquidity of the participation note are all linked directly to the underlying security. A Fund’s ability to redeem or exercise a participation note generally is dependent on the liquidity in the local trading market for the security underlying the participation note.

Pay-in-kind Bonds. Certain Funds may invest in Pay-in-kind, or PIK, bonds. PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal tax law requires the holder of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, each Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Portfolio Turnover Rates. A Fund’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when the Manager believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover (i.e., 100% or more) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities. The sale of a Fund’s securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect a Fund’s performance.

Preferred Stock. Certain of the Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Real Estate Related Securities. Although no Fund may invest directly in real estate, certain Funds may invest in equity securities of issuers that are principally engaged in the real estate industry. Such investments are subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;

tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. Investments by a Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

In addition, if a Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund’s ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Code.

Real Estate Investment Trusts (“REITs”). In pursuing its investment strategy, a Fund may invest in shares of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.

REITs are subject to management fees and other expenses, and so a Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the Investment Company Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs. In addition, distributions received by a Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio which is comprised of REIT shares. Generally, dividends received by a Fund from REIT shares and distributed to the Fund’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Fund that shareholders of the Fund receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.

REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Repurchase Agreements and Purchase and Sale Contracts. Under repurchase agreements and purchase and sale contracts, the other party agrees, upon entering into the contract with a Fund, to repurchase a security sold to the Fund at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement.

A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that securities are owned by the Fund and the purchaser receives any interest on the security paid during the period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. A Fund may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians.

Some repurchase agreements and purchase and sale contracts are structured to result in a fixed rate of return insulated from market fluctuations during the term of the agreement, although such return may be affected by currency fluctuations. However, in the event of a default under a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Fund would be dependent upon intervening fluctuations of the market values of the securities underlying the contract and the accrued interest on those securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the default.

Both types of agreement usually cover short periods, such as less than one week, although they may have longer terms, and may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, a Fund’s Manager or sub-adviser will monitor the creditworthiness of the seller, and a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. The Fund does not have this right to seek additional collateral as a purchaser in the case of purchase and sale contracts. The Fund’s Manager or sub-adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements (other than tri-party repurchase agreements) and purchase and sale contracts will be held by the Fund’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.

In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the applicable custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

In any repurchase transaction to which a Fund is a party, collateral for a repurchase agreement may include cash items and obligations issued by the U.S. Government or its agencies or instrumentalities. For certain Funds, however, collateral may include instruments other than cash items and obligations issued by the U.S. Government or its agencies or instrumentalities, including securities that the Fund could not hold directly under its investment strategies without the repurchase obligation.

The type of collateral underlying repurchase agreements may also pose certain risks for a Fund. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.

A Fund may not invest in repurchase agreements or purchase and sale contracts maturing in more than seven days if such investments, together with the Fund’s other illiquid investments, would exceed 15% of the Fund’s net assets. Repurchase agreements and purchase and sale contracts may be entered into only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity that has capital of at least $50 million.

Reverse Repurchase Agreements. A Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to another party and agrees to repurchase them at a particular date and price. A Fund may enter into a reverse repurchase agreement when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

At the time a Fund enters into a reverse repurchase agreement, it will segregate liquid assets with a value not less than the repurchase price (including accrued interest). The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund.

In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Rights Offerings and Warrants to Purchase. Certain Funds may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Fund a shareholder of the underlying stock.

Risk of Investing in China . Investments in securities of companies domiciled in the People’s Republic of China (“China” or the “PRC”) involve a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets. Such heightened risks include, among others, an authoritarian government, popular unrest associated with demands for improved political, economic and social conditions, the impact of regional conflict on the economy and hostile relations with neighboring countries.

Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements with Hong Kong related to integration and religious and nationalist disputes with Tibet and the Xinjiang region. China has a complex territorial dispute regarding the sovereignty of Taiwan that has included threats of invasion; Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese issuers. In addition, China has strained international relations with Japan, India, Russia and other neighbors due to territorial disputes, historical animosities and other defense concerns. China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy.

The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. But there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

The Chinese government may intervene in the Chinese financial markets, such as by the imposition of trading restrictions, a ban on “naked” short selling or the suspension of short selling for certain stocks. This may affect market price and liquidity, and may have an unpredictable impact on the investment activities of the Funds. Furthermore, such market interventions may have a negative impact on market sentiment which may in turn affect the performance of the securities markets and as a result the performance of the Funds.

In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulation. Custodians may not be able to offer the level of service and safe-keeping in relation to the settlement and administration of securities in China that is customary in more developed markets. In particular, there is a risk that a Fund may not be recognized as the owner of securities that are held on behalf of the Fund by a sub-custodian.

The Renminbi (“RMB”) is not currently a freely convertible currency and is subject to foreign exchange control policies and repatriation restrictions imposed by the Chinese government. The imposition of currency controls may negatively impact performance and liquidity in the Funds as capital may become trapped in the PRC. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments. Investing in entities either in, or which have a substantial portion of their operations in, the PRC may require the Funds to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs and delays to the Funds.

While the Chinese economy has grown rapidly in recent years, there is no assurance that this growth rate will be maintained. China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market. China’s economy is heavily dependent on export growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the securities of Chinese issuers.

The tax laws and regulations in the PRC are subject to change, including the issuance of authoritative guidance or enforcement, possibly with retroactive effect. The interpretation, applicability and enforcement of such laws by PRC tax authorities are not as consistent and transparent as those of more developed nations, and may vary over time and from region to region. The application and enforcement of PRC tax rules could have a significant adverse effect on a Fund and its investors, particularly in relation to capital gains withholding tax imposed upon non-residents. In addition, the accounting, auditing and financial reporting standards and practices applicable to Chinese companies may be less rigorous, and may result in significant differences between financial statements prepared in accordance with PRC accounting standards and practice and those prepared in accordance with international accounting standards.

Risk of Investing through Stock Connect . China A-shares are equity securities of companies based in mainland China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“A-shares”). Foreign investment in A-shares on the SSE and SZSE is historically not permitted, other than through a license granted under regulations in the PRC known as the Qualified Foreign

Institutional Investor and Renminbi Qualified Foreign Institutional Investor systems. Each license permits investment in A-shares only up to a specified quota.

Investment in eligible A-shares listed and traded on the SSE is also permitted through the Shanghai-Hong Kong Stock Connect program (“Stock Connect”). Stock Connect is a securities trading and clearing program established by Hong Kong Securities Clearing Company Limited (“HKSCC”), the SSE and China Securities Depository and Clearing Corporation Limited (“CSDCC”) that aims to provide mutual stock market access between the PRC and Hong Kong by permitting investors to trade and settle shares on each market through their local exchanges. Certain Funds may invest in A-shares through Stock Connect or on such other stock exchanges in China which participate in Stock Connect from time to time. Under Stock Connect, a Fund’s trading of eligible A-shares listed on the SSE would be effectuated through its Hong Kong broker.

Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect’s Northbound Trading Link is subject to aggregate and daily investment quota limitations that require that buy orders for A-shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although a Fund will be permitted to sell A-shares regardless of the quota balance). These limitations may restrict a Fund from investing in A-shares on a timely basis, which could affect the Fund’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change.

Investment in eligible A-shares through Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to a Fund. A-shares purchased through Stock Connect generally may not be sold or otherwise transferred other than through Stock Connect in accordance with applicable rules. For example, PRC regulations require that in order for an investor to sell any A-share on a certain trading day, there must be sufficient A-shares in the investor’s account before the market opens on that day. If there are insufficient A-shares in the investor’s account, the sell order will be rejected by the SSE. The Stock Exchange of Hong Kong (“SEHK”) carries out pre-trade checking on sell orders of certain stocks listed on the SSE market (“SSE Securities”) of its participants (i.e., stock brokers) to ensure that this requirement is satisfied. While shares must be designated as eligible to be traded under Stock Connect, those shares may also lose such designation, and if this occurs, such shares may be sold but cannot be purchased through Stock Connect. In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in A-shares through Stock Connect may subject a Fund to a risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading. Moreover, day (turnaround) trading is not permitted on the A-shares market. If an investor buys A-shares on day “T,” the investor will only be able to sell the A-shares on or after day T+1. Further, since all trades of eligible Stock Connect A-shares must be settled in RMB, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.

A-shares held through the nominee structure under Stock Connect will be held through HKSCC as nominee on behalf of investors. The precise nature and rights of a Fund as the beneficial owner of the SSE Securities through HKSCC as nominee is not well defined under PRC law. There is lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under PRC law and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of a Fund under PRC law is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong there is a risk that the SSE Securities may not be regarded as held for the beneficial ownership of a Fund or as part of the general assets of HKSCC available for general distribution to its creditors. Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and keeps participants of Central Clearing and Settlement System (“CCASS”) informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. Investors may only exercise their voting rights by providing their voting instructions to the HKSCC through participants of the CCASS. All voting instructions from CCASS participants will be consolidated by HKSCC, who will then submit a combined single voting instruction to the relevant SSE-listed company.

A Fund’s investments through Stock Connect’s Northbound Trading Link are not covered by Hong Kong’s Investor Compensation Fund. Hong Kong’s Investor Compensation Fund is established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong. In addition, since a Fund is carrying out Northbound trading through securities brokers in Hong Kong but not PRC brokers, it is not protected by the China Securities Investor Protection Fund in the PRC.

Market participants are able to participate in Stock Connect subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. Further, the “connectivity” in Stock Connect requires the routing of orders across the border of Hong Kong and the PRC. This requires the development of new information technology systems on the part of the SEHK and exchange participants. There is no assurance that these systems will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in A-shares through Stock Connect could be disrupted.

Stock Connect launched on November 17, 2014 and is in its initial stages. The current regulations are untested and there is no certainty as to how they will be applied or interpreted going forward. In addition, the current regulations are subject to change and there can be no assurance that Stock Connect will not be discontinued. New regulations may be issued from time to time by the regulators and stock exchanges in China and Hong Kong in connection with operations, legal enforcement and cross-border trades under Stock Connect. A Fund may be adversely affected as a result of such changes. Furthermore, the securities regimes and legal systems of China and Hong Kong differ significantly and issues may arise based on these differences. In the event that the relevant systems fail to function properly, trading in both markets through Stock Connect could be disrupted and a Fund’s ability to achieve its investment objective may be adversely affected. In addition, a Fund’s investments in A-shares through Stock Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. Further, different fees, costs and taxes are imposed on foreign investors acquiring A-shares obtained through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.

A-Share Market Suspension Risk. A-shares may only be bought from, or sold to, a Fund at times when the relevant A-shares may be sold or purchased on the relevant Chinese stock exchange. The A-shares market has a higher propensity for trading suspensions than many other global equity markets. Trading suspensions in certain stocks could lead to greater market execution risk and costs for a Fund. The SSE currently applies a daily price limit, set at 10%, of the amount of fluctuation permitted in the prices of A-shares during a single trading day. The daily price limit refers to price movements only and does not restrict trading within the relevant limit. There can be no assurance that a liquid market on an exchange will exist for any particular A-share or for any particular time.

Securities Lending . Each Fund may lend portfolio securities to certain borrowers determined to be creditworthy by BlackRock, including to borrowers affiliated with BlackRock. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loans of the particular Fund exceeds one-third of the value of such Fund’s total assets (including the value of the collateral received). A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Funds are compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by the Fund for such loans, and uninvested cash, may be invested, among other things, in a private investment company managed by an affiliate of the Manager or in registered money market funds advised by the Manager or its affiliates; such investments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. A Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by a Fund for securities loaned out by the Fund will not be considered qualified dividend income. The securities lending agent will take the tax effects on shareholders of this difference into account in connection with the Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income.

Securities of Smaller or Emerging Growth Companies. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. Fund management believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

Small cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Fund of portfolio securities to meet redemptions or otherwise may require the Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in Fund management’s judgment, such disposition is not desirable.

The process of selection and continuous supervision by Fund management does not, of course, guarantee successful investment results; however, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Small companies are generally little known to most individual investors although some may be dominant in their respective industries. Fund management believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. A Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Fund management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities market cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.

Short Sales. Certain Funds may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. Certain Funds have a fundamental investment restriction prohibiting short sales of securities unless they are “against-the-box.” In a short sale “against-the-box,” at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. When a Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, a Fund is required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment received by the Fund on such security, a Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Because making short sales in securities that it does not own exposes a Fund to the risks associated with those securities, such short sales involve speculative exposure risk. A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. As a result, if a Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities. A Fund will realize a gain on a short sale if the security declines in price between those dates. There can be no assurance that a Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

A Fund may also make short sales “against the box” without being subject to such limitations.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. A Fund will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of the Fund’s other illiquid investments, will not exceed 15% of its net assets taken at the time of the commitment. A Fund segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security pursuant to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in the Manager’s or sub-adviser’s opinion, present minimal credit risks. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and not to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value. Accordingly, where a Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Fund and will be reflected as a realized gain or loss when the commitment is exercised or expires.

Stripped Securities. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

Structured Notes . Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). Issuers of structured notes include corporations and banks. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference measure. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by a Fund. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference measure.

Structured notes may be positively or negatively indexed, so the appreciation of the reference measure may produce an increase or a decrease in the interest rate or the value of the principal at maturity. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of reference measures. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

The purchase of structured notes exposes a Fund to the credit risk of the issuer of the structured product. Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities. The secondary market for structured notes could be illiquid making them difficult to sell when the Fund determines to sell them. The possible lack of a liquid secondary market for structured notes and the resulting inability of the Fund to sell a structured note could expose the Fund to losses and could make structured notes more difficult for the Fund to value accurately.

Supranational Entities. A Fund may invest in debt securities of supranational entities. Examples of such entities include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments.

Tax-Exempt Derivatives . Certain Funds may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate municipal debt obligations, held by a trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying municipal debt obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, municipal debt obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying securities at their face value to the sponsor (e.g., a Fund, or a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the securities’ fixed coupon rate and the rate that would cause the securities, coupled with the tender option, to trade at par on the date of a rate adjustment. A participation interest gives the Fund an undivided interest in a Municipal Bond in the proportion the Fund’s participation bears to the total principal amount of the Municipal Bond, and typically provides for a repurchase feature for all or any part of the full principal amount of the participation interest, plus accrued interest. Trusts and partnerships are typically used to convert long-term fixed rate high quality bonds of a single state or municipal issuer into variable or floating rate demand instruments. The Municipal Bond Funds may hold tax-exempt derivatives, such as participation interests and custodial receipts, for municipal debt obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service (the “IRS”) has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinions of counsel to the sponsors of such derivative securities. Neither a Fund nor its investment adviser or sub-advisers will review the proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.

Tax-Exempt Preferred Shares. Certain Funds may invest in preferred interests of other investment funds that pay dividends that are exempt from regular Federal income tax. Such funds in turn invest in municipal bonds and other assets that pay interest or make distributions that are exempt from regular Federal income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investment in such tax-exempt preferred shares involves many of the same issues as investing in other investment companies. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries. The Municipal Bond Funds will treat investments in tax-exempt preferred shares as investments in municipal bonds.

Taxability Risk. Certain of the Funds intend to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the IRS may demand that the Fund pay Federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Trust Preferred Securities. Certain of the Funds may invest in trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.

Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS®"); monthly income preferred securities (“MIPS®"); quarterly income bond securities (“QUIBS®” ); quarterly income debt securities (“QUIDS®"); quarterly income preferred securities (“QUIPSSM"); corporate trust securities (“CORTS®"); public income notes (“PINES®"); and other trust preferred securities.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

U.S. Government Obligations. A Fund may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury income growth receipts (“TIGRs”) and certificates of accrual on Treasury certificates (“CATs”)). These certificates, as well as Treasury receipts and other stripped securities, represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a discount to their “face value” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Examples of the types of U.S. Government obligations that may be held by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Ginnie Mae, Fannie Mae, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks System, Maritime Administration, Tennessee Valley Authority and Washington D.C. Armory Board. The Funds may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such instruments as obligations of Ginnie Mae, Fannie Mae and Freddie Mac.

U.S. Treasury Obligations. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Utility Industries

Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-

made disasters, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The Manager believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates. The Manager seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.

Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

A Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Fund, the Manager believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.

The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The Manager will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.

Electric. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers. In a period of rising interest rates, the allowed rates of return may not keep pace with the utilities’ increased costs. The construction and operation of nuclear power facilities are subject to strict scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies which have comparable jurisdiction. Strict scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.

The rating agencies look closely at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution, which is expected to be the least competitive and the more regulated part of the business, may see higher ratings given the greater predictability of cash flow.

A number of states are considering or have enacted deregulation proposals. The introduction of competition into the industry as a result of such deregulation has at times resulted in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become “stranded assets” which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer’s balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.

Telecommunications. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies that may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of utility services to both residential, corporate and governmental customers.

Gas . Gas transmission companies and gas distribution companies are undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of the Manager, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal, even for electricity generation. However, technological or regulatory changes within the industry may delay or prevent this result.

Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth. In the opinion of the Manager, there may be opportunities for certain companies to acquire other water utility companies and for foreign acquisition of domestic companies. The Manager believes that favorable investment opportunities may result from consolidation of this segment. As with other utilities, however, increased regulation, increased costs and potential disruptions in supply may adversely affect investments in water supply utilities.

Utility Industries Generally. There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

When Issued Securities, Delayed Delivery Securities and Forward Commitments. A Fund may purchase or sell securities that it is entitled to receive on a when issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment (including on a “TBA” (to be announced) basis). These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. When a Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

Pursuant to recommendations of the Treasury Market Practices Group, which is sponsored by the Federal Reserve Bank of New York, beginning January 1, 2014, a Fund or its counterparty generally will be required to post collateral when entering into certain forward-settling transactions, including without limitation TBA transactions.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities. The Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.

If deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

When a Fund engages in when issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Yields and Ratings. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, Fitch and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Fund, a rated security may cease to be rated. A Fund’s Manager or sub-adviser will consider such an event in determining whether the Fund should continue to hold the security.

Zero Coupon Securities. Zero coupon securities are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero coupon security is entitled to receive the par value of the security.

While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

A Fund accrues income with respect to these securities for Federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the Federal tax laws, a Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in a Fund’s exposure to zero coupon securities.

In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio.

Suitability (All Funds)

The economic benefit of an investment in any Fund depends upon many factors beyond the control of the Fund, the Manager and its affiliates. Each Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in a Fund will depend upon, among other things, such investor’s investment objectives and such investor’s ability to accept the risks associated with investing in securities, including the risk of loss of principal.

Investment Restrictions (All Funds)

See “Investment Restrictions” in Part I of each Fund’s Statement of Additional Information for the specific fundamental and non-fundamental investment restrictions adopted by each Fund. In addition to those investment restrictions, each Fund is also subject to the restrictions discussed below.

The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities.  For these purposes, “cover” refers to the method selected from time to time by a Fund to cover its obligations under the OTC options written by it.  Therefore, each Fund will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of any such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund and the market value of the assets used as cover for OTC options currently outstanding that were sold by the Fund would exceed 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund that are determined to be illiquid. However, if an OTC option is sold by a Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will only treat as illiquid that portion of the assets used as cover equal to the repurchase price of the option less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.”

Each Fund’s investments will be limited in order to allow the Fund to qualify as a “regulated investment company” for purposes of the Code. See “Dividends and Taxes — Taxes.” To qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) at least 50% of the market value of each Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income). For purposes of this restriction, the Municipal Funds generally will regard each state and each of its political subdivisions, agencies or instrumentalities and each multi-state agency of which the state is a member as a separate issuer. Each public authority that issues securities on behalf of a private entity generally will also be regarded as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity, then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. Foreign government securities (unlike U.S. government securities) are not exempt from the diversification requirements of the Code and the securities of each foreign government issuer are considered to be obligations of a single issuer. These tax-related limitations may be changed by the Directors of a Fund to the extent necessary to comply with changes to the Federal tax requirements. A Fund that is “diversified” under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.

MANAGEMENT AND OTHER SERVICE ARRANGEMENTS

Directors and Officers

See “Information on Directors and Officers, ’—Biographical Information,’ ’— Share Ownership’ and ’— Compensation of Directors’" in Part I of each Fund’s Statement of Additional Information for biographical and certain other information relating to the Directors and officers of your Fund, including Directors’ compensation.

Management Arrangements

Management Services. The Manager provides each Fund with investment advisory and management services. Subject to the oversight of the Board of Directors, the Manager is responsible for the actual management of a Fund’s portfolio and reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of each Fund.

Each Feeder Fund invests all or a portion of its assets in shares of a Master Portfolio. To the extent a Feeder Fund invests all of its assets in a Master Portfolio, it does not invest directly in portfolio securities and does not require management services. For such Feeder Funds, portfolio management occurs at the Master Portfolio level.

Management Fee. Each Fund has entered into a Management Agreement with the Manager pursuant to which the Manager receives for its services to the Fund monthly compensation at an annual rate based on the average daily net assets of the Fund. For information regarding specific fee rates for your Fund and the fees paid by your Fund to the Manager for the Fund’s last three fiscal years or other applicable periods, see “Management and Advisory Arrangements” in Part I of each Fund’s Statement of Additional Information.

For Funds that do not have an administrator, each Management Agreement obligates the Manager to provide management services and to pay all compensation of and furnish office space for officers and employees of a Fund in connection with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are interested persons of the Fund. Each Fund pays all other expenses incurred in the operation of that Fund, including among other things: taxes; expenses for legal and auditing services; costs of preparing, printing and mailing proxies, shareholder reports, prospectuses and statements of additional information, except to the extent paid by BlackRock Investments, LLC (“BRIL” or the “Distributor”); charges of the custodian and sub-custodian, and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of Directors who are not interested persons of a Fund as defined in the Investment Company Act; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Certain accounting services are provided to each Fund by State Street Bank and Trust Company (“State Street”) or BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) pursuant to an agreement between State Street or BNY Mellon, as applicable, and each Fund. Each Fund pays a fee for these services. In addition, the Manager provides certain accounting services to each Fund and the Fund pays the Manager a fee for such services. The Distributor pays certain promotional expenses of the Funds incurred in connection with the offering of shares of the Funds. Certain expenses are financed by each Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares — Distribution Plans.”

Sub-Advisory Fee. The Manager of certain Funds has entered into one or more sub-advisory agreements (the “Sub-Advisory Agreements”) with the sub-adviser or sub-advisers identified in each such Fund’s prospectus (the “Sub-Adviser”) pursuant to which the Sub-Adviser provides sub-advisory services to the Manager with respect to the Fund. For information relating to the fees, if any, paid by the Manager to the Sub-Adviser pursuant to the Sub-Advisory Agreement for the Fund’s last three fiscal years or other applicable periods, see “Management and Advisory Arrangements” in Part I of each Fund’s Statement of Additional Information.

Organization of the Manager. BlackRock Advisors, LLC is a Delaware limited liability company and BlackRock Fund Advisors is a California corporation. Each Manager is an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock, Inc., through its subsidiaries and divisions, provides (i) investment management services to individuals and institutional investors through separate account management, non-discretionary advisory programs and commingled investment vehicles; (ii) risk management services, investment accounting and trade processing tools; (iii) transition management services, and (iv) securities lending services.

Duration and Termination. Unless earlier terminated as described below, each Management Agreement and each Sub-Advisory Agreement will remain in effect for an initial two year period and from year to year thereafter if approved annually (a) by the Board of Directors or by a vote of a majority of the outstanding voting securities of a Fund and (b) by a majority of the Directors of the Fund who are not parties to such agreement or interested persons (as defined in the Investment Company Act) of any such party. Each Management Agreement automatically terminates on assignment and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the applicable Fund.

Other Service Arrangements

Administrative Services and Administrative Fee. Certain Funds have entered into an administration agreement (the “Administration Agreement”) with an administrator identified in the Fund’s Prospectus and Part I of the Fund’s Statement of Additional Information (each an “Administrator”). For its services to a Fund, the Administrator receives monthly compensation at the annual rate set forth in each applicable Fund’s prospectus. For information regarding any administrative fees paid by your Fund to the Administrator for the periods indicated, see “Management and Advisory Arrangements” in Part I of that Fund’s Statement of Additional Information.

For Funds that have an Administrator, the Administration Agreement obligates the Administrator to provide certain administrative services to the Fund and to pay, or cause its affiliates to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Administrator is also obligated to pay, or cause its affiliates to pay, the fees of those officers and Directors of the Fund who are affiliated persons of the Administrator or any of its affiliates.

Duration and Termination of Administration Agreement. Unless earlier terminated as described below, each Administration Agreement will continue for an initial two year period and from year to year if approved annually (a) by the Board of Directors of each applicable Fund or by a vote of a majority of the outstanding voting securities of such Fund and (b) by a majority of the Directors of the Fund who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

Transfer Agency Services. BNY Mellon Investment Servicing (US) Inc. (in this capacity, the “Transfer Agent”), a subsidiary of The Bank of New York Mellon Corporation, acts as each Fund’s Transfer Agent pursuant to a Transfer

Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”) with the Funds. Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Each Fund pays the Transfer Agent a fee for the services it receives based on the type of account and the level of services required. Each Fund reimburses the Transfer Agent’s reasonable out-of-pocket expenses and pays a fee of 0.10% of account assets for certain accounts that participate in certain fee-based programs sponsored by the Manager or its affiliates. For purposes of each Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system. Effective July 1, 2010, the Transfer Agent ceased to be an affiliate of the Funds.

Independent Registered Public Accounting Firm. The Audit Committee of each Fund, the members of which are non-interested Directors of the Fund, has selected an independent registered public accounting firm for that Fund that audits the Fund’s financial statements. Please see the inside back cover page of your Fund’s Prospectus and Part I of this SAI for information on your Fund’s independent registered public accounting firm.

Custodian Services. The name and address of the custodian (the “Custodian”) of each Fund are provided on the inside back cover page of the Fund’s Prospectus. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. The Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories.

For certain Feeder Funds, the Custodian also acts as the custodian of the Master Portfolio’s assets.

With respect to each Fund, under an arrangement effective January 1, 2010, on a monthly basis, the Custodian nets the Fund’s daily positive and negative cash balances and calculates a credit (“custody credit”) or a charge based on that net amount. The custodian fees, including the amount of any overdraft charges, may be reduced by the amount of such custody credits, and any unused credits at the end of a given month may be carried forward to a subsequent month. Any such credits unused by the end of a Fund’s fiscal year will not expire. Net debits at the end of a given month are added to the Fund’s custody bill and paid by the Fund.

Accounting Services. Each Fund has entered into an agreement with State Street or BNY Mellon, pursuant to which State Street or BNY Mellon provides certain accounting and administrative services to the Fund. Each Fund pays a fee for these services. State Street or BNY Mellon provides similar accounting services to the Master LLCs. The Manager or the Administrator also provides certain accounting services to each Fund and each Fund reimburses the Manager or the Administrator for these services.

See “Management and Advisory Arrangements — Accounting Services” in Part I of each Fund’s Statement of Additional Information for information on the amounts paid by your Fund and, if applicable, Master LLC to State Street and the Manager or, if applicable, the Administrator for the periods indicated.

Distribution Expenses. Each Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of each class of shares of the Fund (the “Distribution Agreements”). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Funds. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of these documents used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. Each Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above.

Code of Ethics

Each Fund, the Manager, each Sub-Adviser and the Distributor has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics establish procedures for personal investing and restrict certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by a Fund.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Directors of each Fund and the Board of Directors of the Manager have each approved Portfolio Information Distribution Guidelines (the “Guidelines”) regarding the disclosure of each Fund’s portfolio securities, as applicable, and other portfolio information. The purpose of the Guidelines is to ensure that (i) shareholders and prospective shareholders of the Funds have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third-party data providers) have access to such information no more frequently than shareholders and prospective shareholders.

Pursuant to the Guidelines, each Fund and the Manager may, under certain circumstances as set forth below, make selective disclosure with respect to a Fund’s portfolio characteristics and portfolio holdings. Each Board of Directors has approved the adoption by the Fund of the Guidelines, and employees of the Manager are responsible for adherence to the Guidelines. The Board of Directors provides ongoing oversight of the Fund’s and Manager’s compliance with the Guidelines.

Disclosure of material non-public information (“Confidential Information”) about a Fund’s portfolio is prohibited, except as provided in the Guidelines. Information that is non-material or that may be obtained from public sources (i.e., information that has been publicly disclosed via a filing with the Commission (e.g., fund annual report), through a press release or placement on a publicly-available internet website, or information derived or calculated from such public sources) shall not be deemed Confidential Information.

Confidential Information relating to a Fund may not be distributed to persons not employed by BlackRock unless the Fund has a legitimate business purpose for doing so.

Portfolio Characteristics and Holdings Disclosure Schedule. Portfolio characteristics and portfolio holdings may be disclosed in accordance with the below schedule.

•	Portfolio Characteristics: Portfolio characteristics include, but are not limited to, sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the fund held, average market capitalization, capitalization range, ROE, P/E, P/B, P/CF, P/S, and EPS. Additional characteristics specific to money market funds include, but are not limited to, historical daily and weekly liquid assets (as defined under Rule 2a-7) and historical fund net inflows and outflows.
•	Portfolio Holdings: Portfolio holdings include, but are not limited to, issuer name, CUSIP, ticker symbol, total shares and market value for equity portfolios and issuer name, CUSIP, ticker symbol, coupon, maturity current face value and market value for fixed-income portfolios. Other information that will be treated as portfolio holdings for purposes of the Guidelines includes but is not limited to quantity, SEDOL, market price, yield, WAL, duration and convexity as of a specific date. For derivatives, indicative data may also be provided, including but not limited to, pay leg, receive leg, notional amount, reset frequency, and trade counterparty. Risk related information (e.g. value at risk, standard deviation) will be treated as portfolio holdings.

Open-End Mutual Funds (Excluding Money Market Funds)
Time Periods (Calendar Days)
	Prior to 5 Calendar Days After Month-End	5-20 Calendar Days After Month-End	20 Calendar Days After Month-End To Date of Public Filing
Portfolio Holdings	Cannot disclose without non-disclosure or confidentiality agreement and Chief Compliance Officer (“CCO”) approval.		May disclose to shareholders, prospective shareholders, intermediaries, consultants and third-party data providers (e.g., Lipper, Morningstar and Bloomberg), except with respect to Global Allocation funds* (whose holdings may be disclosed 40 calendar days after quarter-end based on the applicable fund’s fiscal year end). If portfolio holdings are disclosed to one party, they must also be disclosed to all other parties requesting the same information.
Portfolio Characteristics	Cannot disclose without non- disclosure or confidentiality agreement and CCO approval*,**	May disclose to shareholders, prospective shareholders, intermediaries, consultants and third-party data providers (e.g., Lipper, Morningstar and Bloomberg). If portfolio characteristics are disclosed to one party, they must also be disclosed to all other parties requesting the same information.

* Global Allocation: For purposes of portfolio holdings, Global Allocation funds include BlackRock Global Allocation Fund, Inc., BlackRock Global Allocation Portfolio of BlackRock Series Fund, Inc. and BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. Information on certain portfolio characteristics of BlackRock Global Allocation Portfolio and BlackRock Global Allocation V.I. Fund are available, upon request, to insurance companies that use these funds as underlying investments (and to advisers and sub-advisers of funds invested in BlackRock Global Allocation Portfolio and BlackRock Global Allocation V.I. Fund) in their variable annuity contracts and variable life insurance policies on a weekly basis (or such other period as may be determined to be appropriate). Disclosure of such characteristics of these two funds constitutes a disclosure of Confidential Information and is being made for reasons deemed appropriate by BlackRock and in accordance with the requirements set forth in the Guidelines.

** Strategic Income Opportunities: Information on certain portfolio characteristics of the Strategic Income Opportunities Portfolio may be made available to shareholders, prospective shareholders, intermediaries, consultants and third party data providers, upon request on a more frequent basis as may be deemed appropriate by BlackRock from time-to-time.

Money Market Funds
Time Periods (Calendar Days)
	Prior to 5 Calendar Days After Month-End	5 Calendar Days After Month-End to Date of Public Filing
Portfolio Holdings

Cannot disclose without non-disclosure or confidentiality agreement and CCO approval except the following portfolio holdings information may be released as follows:

  Weekly portfolio holdings information released on the website at least one business day after week-end.
  Other information as may be required under Rule 2a-7 (e.g., name of issuer, category of investment, principal amount, maturity dates, yields).
May disclose to shareholders, prospective shareholders, intermediaries, consultants and third-party data providers. If portfolio holdings are disclosed to one party, they must also be disclosed to all other parties requesting the same information.
Portfolio Characteristics

Cannot disclose without non-disclosure or confidentiality agreement and CCO approval except the following information may be released on the Fund’s website daily:

  Historical NAVs calculated based on market factors (e.g., marked to market)
  Percentage of fund assets invested in daily and weekly liquid assets (as defined under Rule 2a-7)
  Daily net inflows and outflows
  Yields, SEC yields, WAM, WAL, current assets
  Other information as may be required by Rule 2a-7
May disclose to shareholders, prospective shareholders, intermediaries, consultants and third-party data providers. If portfolio characteristics are disclosed to one party, they must also be disclosed to all other parties requesting the same information.

Guidelines for Confidential and Non-Material Information. Confidential Information may be disclosed to the Fund’s Board of Directors and its counsel, outside counsel for the Fund, the Fund’s auditors and to certain third-party service providers ( i.e., fund administrator, custodian, proxy voting service) for which a non-disclosure or confidentiality agreement is in place with such service providers. With respect to Confidential Information, the Fund’s CCO or his or her designee may authorize the following, subject in the case of (ii) and (iii) to a confidentiality or non-disclosure arrangement:

(i) the preparation and posting of the Fund’s portfolio holdings and/or portfolio characteristics to its website on a more frequent basis than authorized above;

(ii) the disclosure of the Fund’s portfolio holdings to third-party service providers not noted above; and

(iii) the disclosure of the Fund’s portfolio holdings and/or portfolio characteristics to other parties for legitimate business purposes.

Fact Sheets and Reports

•	Fund Fact Sheets are available to shareholders, prospective shareholders, intermediaries and consultants on a monthly or quarterly basis no earlier than the fifth calendar day after the end of a month or quarter.

•	Money Market Performance Reports are available to shareholders, prospective shareholders, intermediaries and consultants by the tenth calendar day of the month (and on a one day lag for certain institutional funds). They contain monthly money market Fund performance, rolling 12-month average and benchmark performance.

Other Information. The Guidelines shall also apply to other Confidential Information of a Fund such as performance attribution analyses or security-specific information (e.g., information about Fund holdings where an issuer has been downgraded, been acquired or declared bankruptcy).

Data on NAVs, asset levels (by total Fund and share class), accruals, yields, capital gains, dividends and fund returns (net of fees by share class) are generally available to shareholders, prospective shareholders, consultants, and third-party data providers upon request, as soon as such data is available.

Contact Information . For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors should call the number set out on the back cover of the Prospectus.

Compensation. Neither a Fund, a service provider nor any of their affiliated persons (as that term is defined in the Investment Company Act) shall receive compensation in any form in connection with the disclosure of information about such Fund’s portfolio securities.

Ongoing Arrangements. The Manager has entered into ongoing agreements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

     1. Fund’s Board of Directors and, if necessary, Independent Directors’ counsel and Fund counsel.

     2. Fund’s Transfer Agent

     3. Fund’s Custodian

     4. Fund’s Administrator, if applicable.

     5. Fund’s independent registered public accounting firm.

     6. Fund’s accounting services provider

     7. Independent rating agencies — Morningstar, Inc., Lipper Inc., S&P, Moody’s, Fitch

     8. Information aggregators — Markit on Demand, Thomson Financial and Bloomberg, eVestments Alliance, Informa/PSN Investment Solutions, Crane Data, and iMoneyNet.

     9. Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.

     10. Consultants for pension plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC, Mercer Investment Consulting, Callan Associates, Brockhouse & Cooper, Cambridge Associates, Morningstar/Investorforce, Russell Investments (Mellon Analytical Solutions) and Wilshire Associates.

     11. Pricing Vendors — Reuters Pricing Service, Bloomberg, FT Interactive Data (FT IDC), ITG, Telekurs Financial, FactSet Research Systems, Inc., JP Morgan Pricing Direct (formerly Bear Stearns Pricing Service), Standard and Poor’s Security Evaluations Service, Lehman Index Pricing, Bank of America High Yield Index, Loan Pricing Corporation (LPC), LoanX, Super Derivatives, IBOXX Index, Barclays Euro Gov’t Inflation-Linked Bond Index, JPMorgan Emerging & Developed Market Index, Reuters/WM Company, Nomura BPI Index, Japan Securities Dealers Association, Valuation Research Corporation and Murray, Devine & Co., Inc.

     12. Portfolio Compliance Consultants — Oracle/i-Flex Solutions, Inc.

     13. Third-party feeder funds — Hewitt Money Market Fund, Hewitt Series Fund, Hewitt Financial Services LLC, Homestead, Inc., Transamerica, State Farm Mutual Fund and Sterling Capital Funds and their respective boards, sponsors, administrators and other service providers.

     14. Affiliated feeder funds — BlackRock Cayman Prime Money Market Fund, Ltd. and BlackRock Cayman Treasury Money Market Fund Ltd., and their respective boards, sponsors, administrators and other service providers.

     15. Other — Investment Company Institute, Mizuho Asset Management Co., Ltd. and Nationwide Fund Advisors.

With respect to each such arrangement, a Fund has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Funds, BlackRock and their affiliates do not receive any compensation or other consideration in connection with such arrangements.

The Funds and the Manager monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Fund’s and Manager’s Codes of Ethics — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit — the Manager’s compliance personnel under the supervision of the Fund’s CCO, monitor the Manager’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Manager maintains an internal restricted list to prevent trading by the personnel of the Manager or its affiliates in securities — including securities held by a Fund — about which the Manager has Confidential Information. There can be no assurance, however, that the Fund’s policies and procedures with respect to the selective disclosure of portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.

Potential Conflicts of Interest

The PNC Financial Services Group, Inc. (“PNC”) has a significant economic interest in BlackRock, Inc., the parent of BlackRock Advisors, LLC and BlackRock Fund Advisors, each of which is the investment adviser to certain Funds. PNC is considered to be an affiliate of BlackRock, Inc., under the Investment Company Act. Certain activities of BlackRock Advisors, LLC, BlackRock Fund Advisors, BlackRock, Inc. and their affiliates (collectively referred to in this section as “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), with respect to the Funds and/or other accounts managed by BlackRock or PNC, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock, PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed-income, cash management and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

When BlackRock and its Affiliates seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliates or Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund may be restricted from purchasing or selling securities or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to BlackRock or one or more Affiliates or other accounts managed or advised by BlackRock or its Affiliates for clients worldwide, and/or the internal policies of BlackRock and its Affiliates designed to comply with such requirements. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates, or, to the extent permitted by the Commission, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates on an arms-length basis.

One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.

When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Fund’s creditworthiness.

Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock or its Affiliates may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its Affiliates reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

It is possible that a Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or in which an Affiliate makes a market. A Fund also may invest in securities of companies to which an Affiliate provides or may some day provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit a Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund. As indicated below, BlackRock or its Affiliates may engage in transactions with companies in which BlackRock-advised funds or other clients have an investment.

BlackRock and Chubb Limited (“Chubb”), a public company whose securities are held by BlackRock-advised funds and other accounts, partially funded the creation of a re-insurance company (“Re Co”) pursuant to which each has approximately a 9.9% ownership interest and each has representation on the board of directors. Certain employees and executives of BlackRock have a less than 1/2 of 1% ownership interest in Re Co. BlackRock manages the investment portfolio of Re Co, which is held in a wholly-owned subsidiary. Re Co participates as a reinsurer with reinsurance contracts underwritten by subsidiaries of Chubb. An independent director of certain BlackRock-advised funds also serves as an independent director of Chubb and has no interest or involvement in the Re Co transaction.

BlackRock and its Affiliates, their personnel and other financial service providers have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Pricing of Shares – Determination of Net Asset Value” in this SAI, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Funds’ Board of Directors. When determining an asset’s “fair value,” BlackRock seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.

BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BRIL and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information about obtaining documents on the Commission’s website may be obtained by calling the Commission at (800) SEC-0330. Each Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the Commission. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making, advisory or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. In addition, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of a Fund, particularly where such services result in BlackRock obtaining material non-public information about the company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Funds may purchase securities or instruments that are issued by such companies, are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock or its Affiliates are directors or officers of the issuer.

In certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, there may be limits on the aggregate amount invested by Affiliates (including BlackRock) for their proprietary accounts and for client accounts (including the Funds) that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions. As a result, BlackRock on behalf of its clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Funds), taking into consideration benchmark weight and investment strategy. When ownership in certain securities nears an applicable threshold, BlackRock may limit purchases in such securities to the issuer’s weighting in the applicable benchmark used by BlackRock to manage the Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.

In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.

BlackRock and its Affiliates may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates may not serve as authorized participants in the creation and redemption of iShares exchange-traded funds, but may serve as authorized participants of third-party ETFs.

The custody arrangement described in “Management and Other Service Arrangements” may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Funds. This is because the custody arrangements with the Funds’ custodian may have the effect of reducing custody fees when the Funds leave cash balances uninvested. When a Fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the Fund. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for Funds with expense caps in order to offset fund custody fees that BlackRock might otherwise reimburse. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.

BlackRock or its Affiliates own or have an ownership interest in certain trading, portfolio management, operations and/or information systems used by Fund service providers. These systems are, or will be, used by a Fund service provider in connection with the provision of services to accounts managed by BlackRock and funds managed and sponsored by BlackRock, including the Funds, that engage the service provider (typically the custodian). A Fund’s service provider remunerates BlackRock or its Affiliates for the use of the systems. A Fund service provider’s payments to BlackRock or its Affiliates for the use of these systems may enhance the profitability of BlackRock and its Affiliates. BlackRock’s or its Affiliates’ receipt of fees from a service provider in connection with the use of systems provided by BlackRock or its Affiliates may create an incentive for BlackRock to recommend that a Fund enter into or renew an arrangement with the service provider.

Present and future activities of BlackRock and its Affiliates, including BlackRock Advisors, LLC and BlackRock Fund Advisors, in addition to those described in this section, may give rise to additional conflicts of interest.

PURCHASE OF SHARES

Most BlackRock-advised open-end funds offer multiple classes of shares under a plan adopted under Rule 18f-3 under the Investment Company Act. Investor A Shares are sold to investors choosing the initial sales charge alternative and Investor B and Investor C Shares are sold to investors choosing the deferred sales charge alternative. Effective July 1, 2009, Investor B Shares of each Fund are no longer available for purchase except through exchanges, dividend reinvestments, and for purchase by certain employer-sponsored retirement plans. Shareholders with investments in Investor B Shares as of July 1, 2009 may continue to hold such shares until they automatically convert to Investor A Shares under the existing conversion schedule. All other features of Investor B Shares, including the Rule 12b-1 distribution and service fees, contingent deferred sales charge schedules and conversion features, remain unchanged and continue in effect. Institutional Shares and Institutional Daily Shares are sold to certain eligible investors without a sales charge. Certain Funds offer Class R Shares, which are available only to certain employer-sponsored retirement plans and are sold without a sales charge. In addition, certain Funds offer Service Shares, BlackRock Shares and/or Class K Shares that are available only to certain eligible investors. Please see the appropriate Prospectus for your Fund to determine which classes are offered by your Fund and under what circumstances. Each class has different exchange privileges. See “Shareholder Services — Exchange Privilege.”

The applicable offering price for purchase orders is based on the net asset value of a Fund next determined after receipt of the purchase order by a dealer or other financial intermediary (“Selling Dealer”) that has been authorized by the Distributor by contract to accept such orders. As to purchase orders received by Selling Dealers prior to the close of business on the New York Stock Exchange (“NYSE”) (generally, the NYSE closes at 4:00 p.m. Eastern time), on the day the order is placed, including orders received after the close of business on the previous day, the applicable offering price is based on the net asset value determined as of the close of business on the NYSE on that day. If the purchase orders are not received by the Selling Dealer before the close of business on the NYSE, such orders are deemed received on the next business day. It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. Generally, if payment is not received within the period described in the prospectuses, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders. Orders of less than $500 may be mailed by a broker to the Transfer Agent.

The minimum investment for the initial purchase of shares is set forth in the prospectus for each Fund. The minimum initial investment for employees of a Fund, a Fund’s Manager, Sub-Advisers or BRIL or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

Each Fund has lower investment minimums for other categories of shareholders eligible to purchase Institutional and Institutional Daily Shares, including selected fee-based programs. Each Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement. Each Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of any Fund at any time.

Under certain circumstances, each Fund may permit certain firms to convert shares of a Fund from one class of shares to another class of shares of the same Fund. Shareholders should consult with their own tax advisors regarding any tax consequences relating to such conversions.

Each Fund or the Distributor may suspend the continuous offering of the Fund’s shares of any class at any time in response to conditions in the securities markets or otherwise and may resume offering the shares from time to time. Any order may be rejected by a Fund or the Distributor. Neither the Distributor, the securities dealers nor other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change.

The term “purchase,” as used in the Prospectus and this SAI, refers to (i) a single purchase by an individual, (ii) concurrent purchases by an individual, his or her spouse and their children purchasing shares for his, her or their own account, and (iii) single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary may be involved. The term “purchase” also includes purchases by any “company,” as that term is defined in the Investment Company Act, but does not include purchases by (i) any company that has not been in existence for at least six months, (ii) a company that has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount, or (iii) any group of individuals whose sole organizational nexus is that its participants are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

With certain limited exceptions, the Funds are generally available only to investors residing in the United States and may not be distributed by a foreign financial intermediary. Under this policy, in order to accept new accounts or additional investments (including by way of exchange from another Fund) into existing accounts, a Fund generally requires that (i) a shareholder that is a natural person be a U.S. citizen or resident alien, in each case residing within the United States or a U.S. territory (including APO/FPO/DPO addresses), and have a valid U.S. taxpayer identification number, and (ii) a financial intermediary or a shareholder that is an entity be domiciled in the United States and have a valid U.S. taxpayer identification number or be domiciled in a U.S. territory and have a valid U.S. taxpayer identification number or IRS Form W-8. Any existing account that is updated to reflect a non-U.S. address will also be restricted from making additional investments.

In-Kind Purchases. Payment for shares of a Fund may, at the discretion of BlackRock, be made in the form of securities that are permissible investments for the Fund and that meet the investment objective, policies and limitations of the Fund as described herein. In connection with an in-kind securities payment, the Fund may require, among other things, that the securities: (i) be valued on the day of purchase in accordance with the pricing methods used by the Fund; (ii) be accompanied by satisfactory assurance that the Fund will have good and marketable title to such securities; (iii) not be subject to any restrictions upon resale by the Fund; (iv) be in proper form for transfer to the Fund; and (v) be accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund engaged in the in-kind purchase transaction and must be delivered to the Fund by the investor upon receipt from the issuer. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled.

Institutional Shares and Institutional Daily Shares

Institutional and Institutional Daily Shares may be purchased at net asset value without a sales charge. Only certain investors are eligible to purchase Institutional Shares. Investors who are eligible to purchase Institutional Shares should purchase Institutional Shares because they are not subject to any sales charge and have lower ongoing expenses than Investor A, Investor A1, Investor B, Investor B1, Investor C, Investor C1, Investor C2, Investor C3, Class R or Service Shares. A Fund may in its discretion waive or modify any minimum investment amount, may reject any order for any class of shares and may suspend and resume the sale of shares of any Fund at any time.

Eligible Institutional Share Investors. Institutional Shares of the Funds may be purchased by customers of broker-dealers and agents that have established a servicing relationship with the Fund on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Fund shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Fund shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund. If payment for a purchase order is not received by the prescribed time, an investor may be liable for any resulting losses or expenses incurred by the Fund.

Payment for Institutional Daily Shares must normally by made in Federal funds or other funds immediately available by the close of the Federal funds wire (normally 6:00 p.m. Eastern time) on the same business day as the receipt of the order. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund. If payment for a purchase order is not received by the prescribed time, the order will generally be canceled and the investor may be liable for any resulting losses or expenses incurred by the Fund.

Certain of the Funds offer Institutional Shares as described in each such Fund’s Prospectus. In addition, the following investors may purchase Institutional Shares: employees, officers and directors/trustees of BlackRock, Inc., BlackRock Funds, Bank of America Corporation (“BofA Corp.”), The PNC Financial Services Group Inc., Barclays PLC or their respective affiliates; individuals and “Institutional Investors” with a minimum initial investment of $2 million who may purchase shares of a Fund through a financial intermediary that has entered into an agreement with the Distributor to purchase such shares (“Institutional Investors” include, but are not limited to, endowments, foundations, family offices, local, city, and state governmental institutions, corporations, and insurance company separate accounts); employer-sponsored retirement plans (which, for this purpose, do not include SEP IRAs, SIMPLE IRAs or SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies, each of which may purchase shares of the Fund through a financial intermediary that has entered into an agreement with the Distributor to purchase such shares; investors of financial intermediaries that: (i) charge such investors a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Distributor to offer Institutional Shares through a no-load program or investment platform, in each case, with a minimum initial investment of $1,000; clients of the trust departments of PNC Bank and Bank of America, N.A. and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans), (ii) otherwise have investment discretion, or (iii) act as custodian for at least $2 million in assets; and holders of certain BofA Corp. sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of a Fund.

Purchase Privileges of Certain Persons. Employees, officers, directors/trustees of BlackRock, Inc., BlackRock Funds, BofA Corp., The PNC Financial Services Group Inc., or their respective affiliates; and any trust, pension, profit-sharing or other benefit plan for such persons may purchase Institutional or Institutional Daily Shares at lower investment minimums than stated in each Fund’s prospectus. In addition, employees, officers, directors/trustees previously associated with PNC Global Investment Servicing (U.S.) Inc. in its capacity as the Funds’ former Transfer Agent and/or accounting agent, and who, prior to July 1, 2010, acquired Investor A Shares in a Fund without paying a sales charge based on a waiver for such persons previously in effect, may continue to buy Investor A Shares in such Fund without paying a sales charge. A Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees, directors, and board members of other funds wishing to purchase shares of a Fund must satisfy the Fund’s suitability standards.

Initial Sales Charge Alternative — Investor A Shares

Investors who prefer an initial sales charge alternative may elect to purchase Investor A Shares. Investor A1 Shares are offered only (i) for purchase by certain employer-sponsored retirement plans and fee-based programs that have been previously approved by certain Funds, and (ii) to certain investors who currently hold Investor A1 Shares for dividend and capital gain reinvestment only. The Investor A1 initial sales charge does not apply to the transactions described in (i) and (ii). For ease of reference, Investor A and Investor A1 Shares are sometimes referred to herein as “front-end load shares.”

Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with investments in Investor B, Investor B1, Investor C, Investor C1, Investor C2 and Investor C3 Shares (sometimes referred to herein as “CDSC shares”). Investors who do not qualify for reduced initial sales charges and who expect to maintain their investment for an extended period of time also may elect to purchase Investor A Shares, because over time the accumulated ongoing service and distribution fees on CDSC shares may exceed the front-end load shares’ initial sales charge and service fee. Although some investors who previously purchased Institutional Shares may no longer be eligible to purchase Institutional Shares of other Funds, those previously purchased Institutional Shares, together with all BlackRock front-end load and CDSC share holdings, will count toward a right of accumulation that may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing CDSC shares service and distribution fees will cause CDSC shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing front-end load shares’ service fees will cause Investor A, Investor A1 and Service Shares to have a higher expense ratio, pay lower dividends and have a lower total return than Institutional Shares.

See “Information on Sales Charges and Distribution Related Expenses — Investor A Sales Charge Information” in Part I of each Fund’s Statement of Additional Information for information about amounts paid to the Distributor in connection with Investor A and Investor A1 Shares for the periods indicated.

The Distributor may reallow discounts to selected securities dealers and other financial intermediaries and retain the balance over such discounts. At times a Distributor may reallow the entire sales charge to such dealers. Since securities dealers and other financial intermediaries selling front-end load shares of a Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

Certain investors may be eligible for a reduction in or waiver of a sales load due to the nature of the investors and/or the reduced sales efforts necessary to obtain their investments.

Reinvested Dividends. No sales charges are imposed upon shares issued as a result of the automatic reinvestment of dividends.

Rights of Accumulation. Investors have a “right of accumulation” under which the current value of an investor’s existing Investor A, Investor A1, Investor B, Investor B1, Investor C, Investor C1, Investor C2, Investor C3 and Institutional Shares in most BlackRock Funds and the investment in the BlackRock College Advantage 529 Program by the investor or by or on behalf of the investor’s spouse and children may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. Financial intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same financial intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares. Certain Funds employ a “passive” management approach and attempt to match the performance of a target index as closely as possible before the deduction of Fund expenses (“Index Funds”). Although shares of Index Funds generally are not subject to a sales charge, an investor’s existing Investor A, Investor A1, Investor B, Investor B1, Investor C, Investor C1, Investor C2, Investor C3 and Institutional Shares in the Index Funds may be combined with the amount of an investor’s current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge.

Letter of Intent. An investor may qualify for a reduced front-end sales charge immediately by signing a “Letter of Intent” stating the investor’s intention to buy a specified amount of Investor A, Investor C and/or Institutional Shares and/or make an investment through the BlackRock CollegeAdvantage 529 Program in one or more BlackRock Funds within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge.  The initial investment must meet the minimum initial purchase requirement.  The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Fund. The market value of current holdings in the BlackRock Funds (including Investor A, Investor B, Investor C and Institutional Shares and the BlackRock CollegeAdvantage 529 Program Class A and Class C Units) as of the date of commencement that are eligible under the Right of Accumulation may be counted towards the sales charge reduction. The investor must notify the Fund of (i) any current holdings in the BlackRock Funds and/or the BlackRock CollegeAdvantage 529 Program that should be counted towards the sales charge reduction and (ii) any subsequent purchases that should be counted towards the Letter of Intent.  During the term of the Letter of Intent, the Fund will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, the Fund will redeem enough of the Investor A Shares held in escrow to pay the difference.

Purchase Privileges of Certain Persons.

BlackRock may pay placement fees to dealers on purchases of Investor A Shares of all Funds, which may depend on the policies, procedures and trading platforms of your financial intermediary.

Except as noted below these placement fees may be up to the following amounts:

$1 million but less than $3 million	1.00%
$3 million but less than $15 million	0.50%
$15 million and above	0.25%

With respect to BlackRock Multi-Asset Income Portfolio of BlackRock Funds II, the placement fees may be up to the following amounts:

$250,000 but less than $3 million	1.00%
$3 million but less than $15 million	0.50%
$15 million and above	0.25%

With respect to BlackRock Balanced Capital Fund, BlackRock U.S. Mortgage Portfolio and BlackRock Managed Volatility Portfolio the placement fees may be up to the following amounts:

$1 million but less than $3 million	0.75%
$3 million but less than $15 million	0.50%
$15 million and above	0.25%

With respect to FDP BlackRock Franklin Templeton Total Return Fund the placement fees may be up to the following amounts:

$1 million but less than $3 million	0.50%
$3 million but less than $15 million	0.25%
$15 million and above	0.15%

For the tables above, the placement fees indicated will apply up to the indicated breakpoint (so that, for example, a sale of $4 million worth of FDP BlackRock Franklin Templeton Total Return Fund Investor A Shares will result in a placement fee of up to 0.50% on the first $3 million and 0.25% on the final $1 million).

Other. The following persons may also buy Investor A Shares without paying a sales charge: (a) certain employer-sponsored retirement plans (for purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs); (b) rollovers of current investments through certain employer-sponsored retirement plans provided the shares are transferred to the same BlackRock Fund as either a direct rollover, or subsequent to distribution, the rolled-over proceeds are contributed to a BlackRock IRA through an account directly with the Fund; or purchases by IRA programs that are sponsored by financial intermediary firms provided the financial intermediary firm has entered into a Class A Net Asset Value agreement with respect to such program with the Distributor; (c) insurance company separate accounts; (d) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Fund; (e) persons participating in a fee-based program (such as a wrap account) under which they pay advisory fees to a broker-dealer or other financial institution; (f) financial intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee; (g) state sponsored 529 college savings plans; and (h) persons involuntarily liquidated from a Fund, who within 60 days of liquidation buy new shares of another BlackRock Fund (but only up to the amount that was liquidated). The following persons associated with the Funds, the Fund’s Manager, Sub-Advisers, Transfer Agent, Distributor, fund accounting agents, Barclays PLC and their affiliates may buy Investor A Shares of each of the Funds without paying a sales charge to the extent permitted by these firms including: (a) officers, directors and partners; (b) employees and retirees; (c) employees of firms who have entered into selling agreements to distribute shares of BlackRock-advised funds; (d) immediate family members of such persons (“immediate family members” shall be defined as the investor, the investor’s spouse or domestic partner, children, parents and siblings); and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (d). Investors who qualify for any of these exemptions from the sales charge should purchase Investor A Shares. The availability of Investor A Shares sales charge waivers may depend upon the policies, procedures and trading platforms of your financial intermediary; consult your financial adviser.

If you invest $1,000,000 ($250,000 for BlackRock Multi-Asset Income Portfolio of BlackRock Funds II, BlackRock Short-Term Municipal Fund of BlackRock Municipal Bond Fund, Inc., BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust, BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust and BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust, and $500,000 for BlackRock Low Duration Bond Portfolio, BlackRock Floating Rate Income Portfolio, BlackRock Secured Credit Portfolio and BlackRock Strategic Income Opportunities Portfolio of BlackRock Funds II) or more in Investor A Shares, you may not pay an initial sales charge. However, if you redeem your Investor A Shares within eighteen months after purchase, you may be charged a deferred sales charge. The deferred sales charge on Investor A Shares is not charged in connection with: (a) redemptions of Investor A Shares purchased through certain employer-sponsored retirement plans and rollovers of current investments in a Fund through such plans; (b) exchanges described in “Exchange Privilege” below; (c) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70 ½ from IRA and 403(b)(7) accounts; (d) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 ½ years old and you purchased your shares prior to October 2, 2006; (e) redemptions made with respect to certain retirement plans sponsored by a Fund, BlackRock or its affiliates; (f) redemptions (i) within one year of a shareholder’s death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder’s disability (as defined in the Code) subsequent to the purchase of Investor A Shares; (g) involuntary redemptions of Investor A Shares in accounts with low balances; (h) certain redemptions made pursuant to the Systematic Withdrawal Plan (described below); (i) redemptions related to the payment of BNY Mellon Investment Servicing Trust Company custodial IRA fees; and (j) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of a Fund.

With respect to certain employer-sponsored retirement plans, if a dealer waives its right to receive a placement fee, the Fund may, at its own discretion, waive the CDSC (as defined below) related to purchases of $1,000,000 ($250,000 for BlackRock Multi-Asset Income Portfolio of BlackRock Funds II, BlackRock Short-Term Municipal Fund of BlackRock Municipal Bond Fund, Inc., BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust, BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust and BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust, and $500,000 for BlackRock Low Duration Bond Portfolio, BlackRock Floating Rate Income Portfolio, BlackRock Secured Credit Portfolio and BlackRock Strategic Income Opportunities Portfolio of BlackRock Funds II) or more of Investor A Shares. This may depend upon the policies, procedures and trading platforms of your financial intermediary; consult your financial adviser.

Investor A Shares are also available at net asset value to investors that, for regulatory reasons, are required to transfer investment positions from a foreign registered investment company advised by BlackRock or its affiliates to a U.S. registered BlackRock-advised fund.

Acquisition of Certain Investment Companies. Investor A Shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Purchases Through Certain Financial Intermediaries. Reduced sales charges may be applicable for purchases of Investor A or Investor A1 Shares of a Fund through certain financial advisers, selected securities dealers and other financial intermediaries that meet and adhere to standards established by the Manager from time to time.

Deferred Sales Charge Alternative — Investor B and Investor C Shares

Investor B and Investor B1 Shares generally are not continuously offered but are offered by exchange (Investor B Shares only) and also to certain investors who currently hold Investor B or Investor B1 Shares for dividend and capital gain reinvestment. In addition, certain employer-sponsored retirement plans and fee-based programs previously approved by certain Funds that currently hold Investor B or Investor B1 Shares may purchase additional Investor B or Investor B1 Shares or effect exchanges between Funds in those classes.

Investors choosing the deferred sales charge alternative should consider Investor C Shares if they are uncertain as to the length of time they intend to hold their assets in a Fund. If you select Investor C Shares, you do not pay an initial sales charge at the time of purchase. A Fund will not accept a purchase order of $500,000 or more for Investor C Shares.

If you select Investor C, Investor C1, Investor C2 or Investor C3 Shares, you do not pay an initial sales charge at the time of purchase. Investor C1, Investor C2 and Investor C3 Shares are offered only (i) for purchase by certain employer-sponsored retirement plans and fee-based programs previously approved by certain Funds, and (ii) to certain investors who currently hold Investor C1, Investor C2 or Investor C3 Shares for dividend and capital gain reinvestment.

The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for the reduction in initial sales charges. CDSC shares are subject to ongoing service fees and distribution fees; however, these fees potentially may be offset to the extent any return is realized on the additional funds initially invested in CDSC shares. In addition, certain Investor B and Investor B1 Shares will be converted into Investor A or Investor A1 Shares, as set forth in each Fund’s prospectus, of a Fund after a conversion period of approximately eight years, and, thereafter, investors will be subject to lower ongoing fees.

BlackRock compensates financial advisers and other financial intermediaries for selling CDSC shares at the time of purchase from its own funds. Proceeds from the CDSC (as defined below) and the distribution fee are paid to the Distributor and are used by the Distributor to defray the expenses of securities dealers or other financial intermediaries related to providing distribution-related services to each Fund in connection with the sale of the CDSC shares. The combination of the CDSC and the ongoing distribution fee facilitates the ability of each Fund to sell the CDSC shares without a sales charge being deducted at the time of purchase. See “Distribution Plans” below. Imposition of the CDSC and the distribution fee on CDSC shares is limited by the NASD asset-based sales charge rule. See “Limitations on the Payment of Deferred Sales Charges” below.

Dealers will generally receive commissions equal to 4.00% of Investor B Shares sold by them plus ongoing fees under the Fund’s Distribution and Service Plan. Dealers may not receive a commission in connection with sales of Investor B or Investor B1 Shares to certain employer-sponsored retirement plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A, Investor A1, Investor C, Investor C1, Investor C2 and Investor C3 Shares.

Dealers will generally immediately receive commissions equal to 1.00% of the Investor C Shares sold by them plus ongoing fees under the Fund’s Distribution and Service Plan. Dealers may not receive a commission in connection with sales of Investor C, Investor C1, Investor C2 or Investor C3 Shares to certain employer-sponsored retirement plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Amended and Restated Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A, Investor A1, Investor B and Investor B1 Shares. These may depend upon the policies, procedures and trading platforms of your financial intermediary; consult your financial adviser.

Contingent Deferred Sales Charges — Investor B and Investor B1 Shares. If you redeem Investor B or Investor B1 Shares within six years of purchase, you may be charged a contingent deferred sales charge (“CDSC”) at the rates indicated in the Fund’s Prospectus and below. The CDSC will be calculated in a manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares acquired through reinvestment of dividends. The order of redemption will be first of shares held for over six years or three years, as applicable, in the case of Investor B Shares, next of shares acquired pursuant to reinvestment of dividends, and finally of shares in the order of those held longest. The same order of redemption will apply if you transfer shares from your account to another account. If you exchange your Investor B or Investor B1 Shares for Investor B Shares of another fund, the CDSC schedule that applies to the shares that you originally purchased will continue to apply to the shares you acquire in the exchange.

The following table sets forth the CDSC schedule that applies to the Investor B Shares:

Years Since Purchase Payment Made	CDSC as a Percentage of Dollar Amount Subject to Charge*
0 — 1	4.50%
1 — 2	4.00%
2 — 3	3.50%
3 — 4	3.00%
4 — 5	2.00%
5 — 6	1.00%
6 and thereafter	None

The following table sets forth the CDSC schedule that applies to the Investor B1 Shares:

Years Since Purchase Payment Made	CDSC as a Percentage of Dollar Amount Subject to Charge*
0 — 1	4.00%
1 — 2	4.00%
2 — 3	3.00%
3 — 4	3.00%
4 — 5	2.00%
5 — 6	1.00%
6 and thereafter	None

To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because they were issued through dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.00% (the applicable rate in the third year after purchase).

*	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. Not all BlackRock funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the original charge will apply.

Conversion of Investor B Shares and Investor B1 Shares to Investor A Shares or A1 Shares. Approximately eight years after purchase (the “Conversion Period”), Investor B and Investor B1 Shares of each Fund will convert automatically into Investor A or Investor A1 Shares, as set forth in each Fund’s prospectus, of that Fund (the “Conversion”). The Conversion will occur at least once each month (on the “Conversion Date”) on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. The Conversion will not be deemed a purchase or sale of the shares for Federal income tax purposes.

Shares acquired through reinvestment of dividends on Investor B or Investor B1 Shares will also convert automatically to Investor A or Investor A1 Shares, as set forth in each Fund’s prospectus. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying the dividend reinvestment shares were outstanding.

In general, Investor B Shares of equity funds will convert approximately eight years after initial purchase and Investor B and Investor B1 Shares of taxable and tax-exempt fixed-income Funds will convert approximately ten years after initial purchase. A seven year Conversion Period will apply to certain shares of certain Funds issued in connection with the acquisition of another fund. If you exchange Investor B or Investor B1 Shares with an eight-year Conversion Period for Investor B Shares with a ten-year Conversion Period, or vice versa, the Conversion Period that applies to the shares you acquire in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The Conversion Period also may be modified for investors that participate in certain fee-based programs. See “Shareholder Services — Fee-Based Programs.”

If you own shares of a Fund that, in the past, issued stock certificates and you continue to hold such stock certificates, you must deliver any certificates for Investor B Shares of the Fund to be converted to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. If the Transfer Agent does not receive the certificates at least one week prior to the Conversion Date, your Investor B or Investor B1 Shares will convert to Investor A or Investor A1 Shares, as set forth in each Fund’s prospectus, on the next scheduled Conversion Date after the certificates are delivered.

Contingent Deferred Sales Charge — Investor C Shares

Investor C, Investor C1, Investor C2 and Investor C3 Shares that are redeemed within one year of purchase may be subject to a 1.00% CDSC charged as a percentage of the dollar amount subject thereto. The CDSC does not apply to redemptions of Investor C1, Investor C2 and Investor C3 Shares by certain employer-sponsored retirement plans and to redemptions of Investor C1, Investor C2 and Investor C3 Shares acquired through the reinvestment of dividends and capital gains by existing shareholders. In determining whether an Investor C Shares CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price of Investor C Shares. In addition, no CDSC will be assessed on Investor C Shares acquired through reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.

See “Information on Sales Charges and Distribution Related Expenses — Investor B and Investor C Sales Charge Information” in Part I of each Fund’s Statement of Additional Information for information about amounts paid to the Distributor in connection with CDSC shares for the periods indicated.

Investor B and Investor C Shares — Contingent Deferred Sales Charge Waivers and Reductions

The CDSC on Investor B, Investor B1, Investor C, Investor C1, Investor C2 and Investor C3 Shares is not charged in connection with: (1) redemptions of Investor B, Investor B1, Investor C, Investor C1, Investor C2 and Investor C3 Shares purchased through certain employer-sponsored retirement plans and fee-based programs previously approved by certain Funds and rollovers of current investments in the Fund through such plans; (2) exchanges described in “Exchange Privilege” below; (3) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70 1/2 from IRA and 403(b)(7) accounts; (4) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 2, 2006; (5) redemptions made with respect to certain retirement plans sponsored by the Fund, BlackRock or its affiliates; (6) redemptions in connection with a shareholder’s death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent) or disability (as defined in the Code) subsequent to the purchase of Investor B, Investor B1, Investor C, Investor C1, Investor C2 or Investor C3 Shares; (7) withdrawals resulting from shareholder disability (as defined in the Code) as long as the disability arose subsequent to the purchase of the shares; (8) involuntary redemptions of Investor B, Investor B1, Investor C, Investor C1, Investor C2 or Investor C3 Shares in accounts with low balances as described in “Redemption of Shares” below; (9) redemptions made pursuant to a systematic withdrawal plan, subject to the limitations set forth under “Systematic Withdrawal Plan” below; (10) redemptions related to the payment of BNY Mellon Investment Servicing Trust Company custodial IRA fees; and (11) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund. In addition, no CDSC is charged on Investor B, Investor B1, Investor C, Investor C1, Investor C2 or Investor C3 Shares acquired through the reinvestment of dividends or distributions.

Class R Shares

Certain of the Funds offer Class R Shares as described in each such Fund’s Prospectus. Class R Shares are available only to certain employer-sponsored retirement plans. Class R Shares are not subject to an initial sales charge or a CDSC but are subject to an ongoing distribution fee of 0.25% per year and an ongoing service fee of 0.25% per year. Distribution fees are used to support the Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion. Service fees are used to compensate securities dealers and other financial intermediaries for service activities.

If Class R Shares are held over time, these fees may exceed the maximum sales charge that an investor would have paid as a shareholder of one of the other share classes.

Class K Shares

Class K Shares of the Fund are available only to (i) employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs and SARSEPs) (“Employer-Sponsored Retirement Plans”), (ii) collective trust funds, investment companies and other pooled investment vehicles, each of which may purchase shares of the Fund through a financial intermediary that has entered into an agreement with the Fund’s Distributor to purchase such shares, (iii) “Institutional Investors,” which include but are not limited to, endowments, foundations, family offices, local, city, and state governmental institutions, corporations and insurance company separate accounts, each of which may purchase shares of the Fund through a financial intermediary that has entered into an agreement with the Fund’s Distributor to purchase such shares and (iv) any other investors who met the eligibility criteria for BlackRock Shares or Class K Shares prior to September 1, 2015 and have continually held Class K Shares of the Fund in the same account since September 1, 2015.

Class K Shares of the Fund are also available to employees, officers and directors/trustees of BlackRock, Inc. and BlackRock Funds and immediate family members of such persons, if they open an account directly with BlackRock. Eligible individuals who would like to convert existing holdings to Class K Shares must contact BlackRock.

Service Shares

Certain Funds offer Service Shares, which are available only to certain investors, including: (i) certain financial institutions, such as banks and brokerage firms, acting on behalf of their customers; (ii) certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996; and (iii) participants in the Capital DirectionsSM asset allocation program. Service Shares are not subject to an initial sales charge or a CDSC but are subject to an ongoing service fee as set forth in the applicable Fund’s prospectus.

BlackRock Shares

Certain Funds offer BlackRock Shares, which are available only to certain investors. BlackRock Shares are offered without a sales charge to institutional and individual investors, registered investment advisers and certain fee-based programs.

Distribution Plans

Each Fund has entered into a distribution agreement with BRIL under which BRIL, as agent, offers shares of each Fund on a continuous basis. BRIL has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. BRIL’s principal business address is 40 East 52nd Street, New York, NY 10022. BRIL is an affiliate of BlackRock.

Pursuant to the distribution plans of the Investor A, Investor A1, Investor B, Investor B1, Investor C, Investor C1, Investor C2, Investor C3 and Class R Shares (each, a “Plan”), the Fund may pay BRIL and/or BlackRock or any other affiliate or significant shareholder of BlackRock fees for distribution and sales support services. Currently, as described further below, only Investor B, Investor B1, Investor C, Investor C1, Investor C2, Investor C3 and Class R Shares bear the expense of distribution fees under a Plan. In addition, the Fund may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, BRIL, PNC, Barclays and their affiliates) (collectively, “Service Organizations”) fees for the provision of personal services to shareholders. In the past, BlackRock or BRIL has retained a portion of the shareholder servicing fees paid by the Fund.

Each Fund’s Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of a Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Plan to the Fund and the related class of shareholders. In approving a Plan in accordance with Rule 12b-1, the non-interested Directors concluded that there is reasonable likelihood that the Plan will benefit the Fund and its related class of shareholders.

The Plan provides, among other things, that: (i) the Board of Directors shall receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Directors in accordance with Rule 12b-1 under the Investment Company Act; (iii) any material amendment thereto must be approved by the Board of Directors, including the directors who are not “interested persons” of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan (the “12b-1 Directors”), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the 12b-1 Directors; and (v) while the Plan remains in effect, the selection and nomination of the Fund’s Directors who are not “interested persons” of the Fund shall be committed to the discretion of the Fund’s non-interested Directors. Rule 12b-1 further requires that each Fund preserve copies of each Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Plan or such report, the first two years in an easily accessible place.

Payments under the Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred. As a result, distribution-related revenues from the Plans may be more or less than distribution-related expenses of the related class. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration quarterly. Distribution-related revenues consist of the service fees, the distribution fees and the CDSCs. Distribution-related expenses consist of financial adviser compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses and interest expense. Distribution-related revenues paid with respect to one class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

The Plan is terminable as to any class of shares without penalty at any time by a vote of a majority of the 12b-1 Directors, or by vote of the holders of a majority of the shares of such class.

See “Distribution Related Expenses” in Part I of each Fund’s Statement of Additional Information for information relating to the fees paid by your Fund to the Distributor under each Plan during the Fund’s most recent fiscal year.

Limitations on the Payment of Deferred Sales Charges

The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee borne by Class R Shares, and the distribution fee and the CDSC borne by the CDSC shares. This limitation does not apply to the service fee. The maximum sales charge rule is applied separately to each class and limits the aggregate of distribution fee payments and CDSCs payable by a Fund to (1) 6.25% of eligible gross sales of CDSC shares and Class R Shares, computed separately (excluding shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC).

See Part I, Section V “Information on Sales Charges and Distribution Related Expenses” of each Fund’s Statement of Additional Information for comparative information as of your Fund’s most recent fiscal year end with respect to the CDSC shares and, if applicable, Class R Shares of your Fund.

Other Compensation to Selling Dealers

Pursuant to each Fund’s Distribution Agreements and Distribution and Service Plans (the “Plans”), each Fund may pay BRIL and/or BlackRock or any other affiliate of BlackRock fees for distribution and sales support services. In addition, each Fund may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, Merrill Lynch, Hilliard Lyons and their affiliates) (collectively, “Service Organizations”) fees for the provision of personal services to shareholders. In the past, BlackRock has retained a portion of the shareholder servicing fees paid by a Fund.

With respect to Class R Shares, the front-end sales charge and the applicable distribution fee payable under the Plan are used to pay commissions and other fees payable to Service Organizations and other broker/dealers who sell Class R Shares.

With respect to Investor B and Investor B1 Shares, Service Organizations and other broker/dealers receive commissions from BRIL for selling Investor B and Investor B1 Shares, which are paid at the time of the sale. The applicable distribution fees payable under the Plans are intended to cover the expense to BRIL of paying such up-front commissions, as well as to cover ongoing commission payments to broker-dealers or other Service Organizations. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor B or Investor B1 Shares are redeemed prior to the expiration of the conversion period, after which Investor B and Investor B1 Shares automatically convert to Investor A Shares or Investor A1 Shares, as applicable.

With respect to Investor C, Investor C1, Investor C2 and Investor C3 Shares, Service Organizations and other broker-dealers receive commissions from BRIL for selling Investor C, Investor C1, Investor C2 and Investor C3 Shares, which are paid at the time of the sale. The applicable distribution fees payable under the Plans are intended to cover the expense to BRIL of paying such up-front commissions, as well as to cover ongoing commission payments to the broker-dealers or other Service Organizations. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor C, Investor C1, Investor C2 or Investor C3 Shares are redeemed within 12 months of purchase.

From time to time BRIL and/or BlackRock and their affiliates may voluntarily waive receipt of distribution fees under each Plan, which waivers may be terminated at any time. Payments are made by the Fund pursuant to each Plan regardless of expenses incurred by BRIL or BlackRock.

The Funds currently do not make distribution payments with respect to Investor A, Investor A1, Service, Institutional, Institutional Daily or BlackRock Shares under the Plans. However, the Plans permit BRIL, BlackRock and certain of their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BRIL, BlackRock or their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of a Fund or for services to a Fund and its shareholders. These non-Plan payments would be in addition to a Fund’s payments described in this SAI for distribution and shareholder servicing. These non-Plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Funds and payments for providing extra employee training and information relating to Funds; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” fees for directing investors to the Fund; “distribution and marketing support” fees or “revenue sharing” for providing assistance in promoting the sale of the Funds’ shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by BRIL, BlackRock and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from BRIL’s, BlackRock’s or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales.

As of the date of this SAI, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: Ameriprise Financial Services, AXA Advisors, Cetera Financial Group, Citigroup Global Markets, Inc., Commonwealth Equity Services (Commonwealth Financial Network), FSC Securities Corporation, Goldman Sachs & Co., JP Morgan, Ladenburg Thalmann Advisor Network LLC, Lincoln Financial Advisors Corporation, Lincoln Financial Securities Corporation, LPL Financial Corporation, Merrill Lynch, MetLife Securities, Morgan Stanley Smith Barney, Northwestern Mutual Investment Services, LLC, Park Avenue Securities, PFS Investments, PNC Investments LLC, Raymond James, RBC Capital Markets, Royal Alliance Associates, SagePoint Financial, Santander Securities, LLC, UBS Financial Services, U.S. Bancorp Investments, Voya Financial Advisors, Inc., Voya Investments Distributor, LLC, Wells Fargo, Woodbury Financial Services, Inc. and/or broker dealers and other financial services firms under common control with the above organizations (or their successors or assignees). The level of payments made to these Service Organizations in any year will vary, may be limited to specific Funds or share classes, and normally will not exceed the sum of (a) 0.25% of such year’s Fund sales by that Service Organization and (b) 0.21% of the assets attributable to that Service Organization invested in a Fund. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In addition, from time to time BRIL, BlackRock or certain of their affiliates may make fixed dollar amount payments to certain Service Organizations listed above that are not based on the value of the shares sold to, or held by, the Service Organization’s customers and may be different for different Service Organizations.

In addition to the payments described above, BlackRock and its affiliates have developed proprietary tools, calculators and related interactive or digital content that is made available through the www.BlackRock.com website at no additional cost to Service Organizations. BlackRock configures these tools and calculators and localizes the content for Service Organizations as part of its customary digital marketing support and promotion of the Funds, iShares exchange traded funds and other exchange traded products.

Other Distribution Arrangements

Certain Funds and BlackRock have entered into a distribution agreement with UBS AG whereby UBS AG may, in certain circumstances, sell certain shares of the Funds in certain jurisdictions. The level of payments made to UBS AG in any year for the sale and distribution of a Fund’s shares will vary and normally will not exceed the sum of the service fee payable on the assets attributable to UBS AG plus an additional fee equal to a percentage of such assets which shall range up to 0.25%.

In lieu of payments pursuant to the foregoing, BRIL, BlackRock, PNC or their affiliates may make payments to the above named Service Organizations of an agreed-upon amount which, subject to certain agreed-upon minimums, will generally not exceed the amount that would have been payable pursuant to the formula, and may also make similar payments to other Service Organizations.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.

Furthermore, BRIL, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, BRIL, BlackRock and their affiliates may also: (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker-dealers, financial institutions and their salespersons.

BlackRock, Inc., the parent company of BlackRock, has agreed to pay PNC Bank, National Association and certain of its affiliates fees for administration and servicing with respect to assets of the Fund attributable to shares held by customers of such entities. These assets are predominantly in the Institutional Share class of a Fund, with respect to which the Fund does not pay shareholder servicing fees under a Plan. The fees are paid according to the following schedule: certain money market funds — 0.15% of net assets; certain fixed-income funds — 0.20% of net assets; and certain equity funds — 0.25% of net assets (except that with respect to the Index Equity Fund, the fee is 0.04% of net assets).

Service Organizations may charge their clients additional fees for account-related services. Service Organizations may charge their customers a service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Your Service Organization will provide you with specific information about any service fees you will be charged.

Pursuant to the Plans, each Fund enters into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers (“Customers”) who are the beneficial owners of Service, Investor A, Investor A1, Investor B, Investor B1, Investor C, Investor C1, Investor C2 and Class R Shares. Such services will be provided to Customers who are the beneficial owners of shares of such classes and are intended to supplement the services provided by the Fund’s Administrators and Transfer Agent to the Fund’s shareholders of record. In consideration for payment of the applicable service fee Service Organizations may provide general shareholder liaison services, including, but not limited to: (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses.

To the extent a shareholder is not associated with a Service Organization, the shareholder servicing fees will be paid to BlackRock, and BlackRock will provide services. In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either: (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock, BRIL or their affiliates also may pay a portion of the fees for administrative, networking, omnibus, operational and recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

For information regarding the purchase of shares of the BlackRock Basic Value V.I. Fund, BlackRock Capital Appreciation V.I. Fund, BlackRock Equity Dividend V.I. Fund, BlackRock Global Allocation V.I. Fund, BlackRock Global Opportunities V.I. Fund, BlackRock High Yield V.I. Fund, BlackRock International V.I. Fund, BlackRock iShares® Alternative Strategies V.I. Fund, BlackRock iShares® Dynamic Allocation V.I. Fund, BlackRock iShares® Dynamic Fixed Income V.I. Fund, BlackRock iShares® Equity Appreciation V.I. Fund, BlackRock Large Cap Core V.I. Fund, BlackRock Large Cap Growth V.I. Fund, BlackRock Large Cap Value V.I. Fund, BlackRock Managed Volatility V.I. Fund, BlackRock Money Market V.I. Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock Total Return V.I. Fund, BlackRock U.S. Government Bond V.I. Fund and BlackRock Value Opportunities V.I. Fund, each a series of BlackRock Variable Series Funds, Inc., and the BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Global Allocation Portfolio, BlackRock High Yield Portfolio, BlackRock U.S. Government Bond Portfolio, BlackRock Large Cap Core Portfolio, BlackRock Money Market Portfolio and BlackRock Total Return Portfolio, each a series of BlackRock Series Fund, Inc., please see the “Purchase of Shares” section of Part I of this SAI.

REDEMPTION OF SHARES

Shares normally will be redeemed for cash upon receipt of a request in proper form, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances (valued in the same way as they would be valued for purposes of computing a Fund’s NAV), in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from the Fund’s assets at its discretion. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any shareholder of the Fund. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. The value of shares of each Fund at the time of redemption may be more or less than your cost at the time of purchase, depending in part on the market value of the securities held by the Fund at such time. Except for any CDSC that may be applicable, there will be no redemption charge if your redemption request is sent directly to the Transfer Agent. If you are liquidating your holdings you will receive all dividends reinvested through the date of redemption.

The right to redeem shares may be suspended or payment upon redemption may be delayed for more than seven days only (i) for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, or (iii) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

Each Fund, with other investment companies advised by the Manager, has entered into a joint committed line of credit with a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from shareholders in extraordinary or emergency circumstances.

The Fund may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full-payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder. The Fund reserves the express right to redeem shares of each Fund involuntarily at any time if the Fund’s Board determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Fund. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

Redemption

Investor, Institutional, Institutional Daily and Class R Shares

Redeem by Telephone: You may sell Investor Shares held at BlackRock by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check or (ii) $250,000 for payments through the Automated Clearing House Network (“ACH”) or wire transfer. Certain redemption requests, such as those in excess of these amounts, and those where (i) the Fund does not have verified banking information on file; or (ii) the proceeds are not paid to the record owner at the record address, must be in writing with a medallion signature guarantee provided by any “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the “Exchange Act”), whose existence and validity may be verified by the Transfer Agent through the use of industry publications. For Institutional Shares, certain redemption requests may require written instructions with a medallion signature guarantee. Call (800) 441-7762 for details. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. The three recognized medallion programs are Securities Transfer Agent Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees which are not a part of these programs will not be accepted. A notary public seal will not be acceptable. Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by BNY Mellon in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

If you make a redemption request before a Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days. A Fund, its Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemption requests will not be honored if: (i) the accountholder is deceased, (ii) the proceeds are to be sent to someone other than the shareholder of record, (iii) a Fund does not have verified information on file, (iv) the request is by an individual other than the accountholder of record, (v) the account is held by joint tenants who are divorced, (vi) the address on the account has changed within the last 30 days or share certificates have been issued on the account, or (vii) to protect against fraud, if the caller is unable to provide the account number, the name and address registered on the account and the social security number registered on the account. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The Fund may refuse a telephone redemption request if it believes it is advisable to do so. During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find below alternative redemption methods.

Redemption orders for Institutional Shares placed prior to 4:00 p.m. (Eastern time) on a business day will be priced at the NAV determined that day. If redemption orders are received by 4:00 p.m. (Eastern time) on a business day, payment for redeemed Institutional Shares will normally be wired in Federal Funds on the next business day. If the Federal Reserve Bank of Philadelphia is not open on the business day following receipt of the redemption order, the redemption order will be accepted and processed the next succeeding business day when the Federal Reserve Bank of Philadelphia is open, provided that the Fund’s custodian is also open for business.

Redemption orders for Institutional Daily Shares placed prior to 12:00 p.m. (Eastern time) on a business day will be priced at the NAV determined that day. If redemption orders are received by 12:00 p.m. (Eastern time) on a business day, payment for redeemed Institutional Daily Shares will normally be wired in Federal Funds on that same day, provided that the Fund’s custodian is also open for business. If the Federal Reserve Bank of Philadelphia is not open on that business day, the redemption order will be accepted and processed the next succeeding business day when the Federal Reserve Bank of Philadelphia is open, provided that the Fund’s custodian is also open for business.

Redeem by VRU : Investor Shares may also be redeemed by use of a Fund’s automated voice response unit service (“VRU”). Payment for Investor Shares redeemed by VRU may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.

Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. Payment for Investor Shares redeemed by Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. Different maximums may apply to investors in Institutional Shares.

Redeem in Writing: If you hold shares with the Transfer Agent you may redeem such shares without charge by writing to BlackRock, P.O. Box 9819, Providence, Rhode Island 02940-8019. Redemption requests delivered other than by mail should be sent to BlackRock, 4400 Computer Drive, Westborough, Massachusetts 01588. If you hold share certificates issued by your Fund, the letter must be accompanied by certificates for the shares. All shareholders on the account must sign the letter. A medallion signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. Proceeds from redemptions may be sent via check, ACH or wire to the bank account of record.

The Funds or the Transfer Agent may temporarily suspend telephone transactions at any time.

If you redeem shares directly with the Transfer Agent, payments will generally be mailed within seven days of receipt of the proper notice of redemption. A Fund may delay the mailing of a redemption check until good payment (that is, cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of Fund shares, which delay will usually not exceed 10 days. If your account is held directly with the Transfer Agent and contains a fractional share balance following a redemption, the fractional share balance will be automatically redeemed by the Fund.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, BlackRock has set a minimum balance of $500 in each Fund position you hold within your account (“Fund Minimum”), and may redeem the shares in your account if the net asset value of those shares in your account falls below $500 for any reason, including market fluctuation.

You will be notified that the value of your account is less than the Fund Minimum before the Fund makes any involuntary redemption. This notification will provide you with a 90 calendar day period to make an additional investment in order to bring the value of your account to at least $500 before the Fund makes an involuntary redemption. This involuntary redemption will not charge any deferred sales charge, and may not apply to accounts of certain employer-sponsored retirement plans (not including IRAs), qualified state tuition plan (529 Plan) accounts, and select fee-based programs at your financial intermediary.

Repurchase

A Fund normally will accept orders to repurchase shares from Selling Dealers for their customers. Shares will be priced at the net asset value of the Fund next determined after receipt of the repurchase order by a Selling Dealer that has been authorized by the Distributor by contract to accept such orders. As to repurchase orders received by Selling Dealers prior to the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m. Eastern time), on the day the order is placed, which includes orders received after the close of business on the previous day, the repurchase price is the net asset value determined as of the close of business on the NYSE on that day. If the orders for repurchase are not received by the Selling Dealer before the close of business on the NYSE, such orders are deemed received on the next business day.

These repurchase arrangements are for your convenience and do not involve a charge by the Fund (other than any applicable CDSC). However, Selling Dealers may charge a processing fee in connection with such transactions. In addition, securities firms that do not have selected dealer agreements with the Distributor may impose a transaction charge for transmitting the notice of repurchase to the Fund. Each Fund reserves the right to reject any order for repurchase. A shareholder whose order for repurchase is rejected by a Fund, however, may redeem shares as set out above.

Reinstatement Privilege — Investor A Shares

Upon redemption of Investor A, Investor A1 or Institutional Shares, as applicable, shareholders may reinvest all or a portion of their redemption proceeds (after paying any applicable CDSC) in Investor A Shares of the same or another BlackRock fund without paying a front-end sales charge. This right may be exercised once a year and within 60 days of the redemption, provided that the Investor A Shares of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the NAV calculated at the close of trading on the day the request is received in good order. To exercise this privilege, the Transfer Agent must receive written notification from the shareholder of record or the registered representative of record, at the time of purchase. Investors should consult a tax advisor concerning the tax consequences of exercising this reinstatement privilege.

SHAREHOLDER SERVICES

Each Fund offers one or more of the shareholder services described below that are designed to facilitate investment in its shares. You can obtain more information about these services from each Fund by calling the telephone number on the cover page, or from the Distributor, your financial adviser, your selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

Investment Account

If your account is maintained at the Transfer Agent (an “Investment Account”) you will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as confirmations for automatic investment purchases and the reinvestment of dividends. The statements also will show any other activity in your Investment Account since the last statement. You also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. If your Investment Account is held at the Transfer Agent you may make additions to it at any time by mailing a check directly to the Transfer Agent. You may also maintain an account through a selected securities dealer or other financial intermediary. If you transfer shares out of an account maintained with a selected securities dealer or other financial intermediary, an Investment Account in your name may be opened automatically at the Transfer Agent.

You may transfer Fund shares from a selected securities dealer or other financial intermediary to another securities dealer or other financial intermediary that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the new firm. If you wish to transfer your shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Distributor, you must either (i) redeem your shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. You also may request that the new securities dealer or other financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer or other financial intermediary for your benefit whether the securities dealer or other financial intermediary has entered into a selected dealer agreement or not. In the interest of economy and convenience and because of the operating procedures of each Fund, share certificates will not be issued physically. Shares are maintained by each Fund on its register maintained by the Transfer Agent and the holders thereof will have the same rights and ownership with respect to such shares as if certificates had been issued.

If you are considering transferring a tax-deferred retirement account, such as an individual retirement account, from one selected securities dealer to another securities dealer or other financial intermediary, you should be aware that if the new firm will not take delivery of shares of the Fund, you must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at the original selected securities dealer for those shares.

Exchange Privilege

U.S. shareholders of Investor A, Investor A1, Investor B, Investor B1, Investor C, Investor C1, Investor C2, Investor C3, Institutional and Institutional Daily Shares of each Fund have an exchange privilege with certain other Funds. However, Investor A1, Investor B1, Investor C1, Investor C2 and Investor C3 Shares may only exchange out. The minimum amount for exchanges of Investor class shares is $1,000, although you may exchange less than $1,000 if you already have an account in the Fund into which you are exchanging. You may only exchange into a share class and a Fund that are open to new investors or in which you have a current account if the class or fund is closed to new investors. If you held the shares used in the exchange for 30 days or less, you may be charged a redemption fee at the time of the exchange. Before effecting an exchange, you should obtain a currently effective prospectus of the fund into which you wish to make the exchange. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

Exchanges of Investor A, Investor A1, Institutional and Institutional Daily Shares. Institutional and Institutional Daily Shares are exchangeable with Institutional or Institutional Daily Shares of other Funds. Investor A and Investor A1 Shares are exchangeable for Investor A Shares of other Funds.

Exchanges of Institutional or Institutional Daily Shares outstanding for Institutional or Institutional Daily Shares of a second fund or for shares of a money market fund are effected on the basis of relative net asset value per Institutional or Institutional Daily Share, as applicable. Exchanges of Investor A or Investor A1 Shares outstanding (“outstanding Investor A Shares”) for Investor A Shares of a second fund, or for shares of a money market fund (“new Investor A Shares”) are effected on the basis of relative net asset value per share.

Exchanges of Investor B, Investor B1, Investor C, Investor C1, Investor C2 and Investor C3 Shares. Shareholders of certain Funds with Investor B, Investor B1, Investor C, Investor C1, Investor C2 and Investor C3 Shares outstanding (“outstanding Investor B or Investor C Shares”) may exchange their shares for Investor B or Investor C Shares, respectively, of a second fund or for shares of a money market fund (“new Investor B or Investor C Shares”) on the basis of relative net asset value per Investor B or Investor C share, without the payment of any CDSC. Certain funds impose different CDSC schedules. If you exchange your Investor B Shares for shares of a fund with a different CDSC schedule, the CDSC schedule that applies to the shares exchanged will continue to apply. For purposes of computing the CDSC upon redemption of new Investor B or Investor C Shares, the time you held both the exchanged Investor B or Investor C Shares and the new Investor B Shares or Investor C Shares will count towards the holding period of the new Investor B or Investor C Shares. For example, if you exchange Investor B Shares of a Fund for those of a second Fund after having held the first Fund’s Investor B Shares for two-and-a-half years, the 3.00% CDSC that generally would apply to a redemption would not apply to the exchange. Four years later if you decide to redeem the Investor B Shares of the second Fund and receive cash, there will be no CDSC due on this redemption since by adding the two-and-a-half year holding period of the first Fund’s Investor B Shares to the four year holding period for the second Fund’s Investor B Shares, you will be deemed to have held the second Fund’s Investor B Shares for more than six years.

Exchanges of Service and BlackRock Shares. Service Shares and BlackRock Shares can be exchanged for Service Shares or BlackRock Shares, respectively, of Funds that are covered by selected dealer agreements with the Distributor.

Exchanges for Shares of a Money Market Fund. You may exchange any class of Investor shares for shares of an affiliated money market fund. If you exchange into BlackRock Summit Cash Reserves Fund (“Summit”), a series of BlackRock Financial Institutions Series Trust, you will receive one of two classes of shares: exchanges of Investor A, Investor A1 and Institutional Shares of a Fund will receive Investor A Shares of Summit and exchanges of Investor B, Investor B1, Investor C, Investor C1, Investor C2 and Investor C3 Shares of a Fund will receive Investor B Shares of Summit. You may exchange Investor A Shares of Summit back into Investor A or Institutional Shares of a Fund. You may exchange Investor B Shares of Summit back into Investor B or Investor C Shares of a Fund and, in the event of such an exchange, the period of time that you held Investor B Shares of Summit will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Investor B Shares. Investor B Shares of Summit are subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Investor B Shares. Exchanges of Investor B or Investor C Shares of a money market fund other than Summit for Investor B or Investor C Shares of a Fund will be exercised at net asset value. However, a CDSC may be charged in connection with any subsequent redemption of the Investor B or Investor C Shares of the Fund received in the exchange. In determining the holding period for calculating the CDSC payable on redemption of Investor B and Investor C Shares of the Fund received in the exchange, the holding period of the money market fund Investor B or Investor C Shares originally held will be added to the holding period of the Investor B or Investor C Shares acquired through exchange.

Exchanges by Participants in Certain Programs. The exchange privilege may be modified with respect to certain participants in mutual fund advisory programs and other fee-based programs sponsored by the Manager, an affiliate of the Manager, or selected securities dealers or other financial intermediaries that have an agreement with a Distributor. See “Fee-Based Programs” below.

Exercise of the Exchange Privilege. To exercise the exchange privilege, you should contact your financial adviser or the Transfer Agent, who will advise each Fund of the exchange. If you do not hold share certificates, you may exercise the exchange privilege by wire through your securities dealer or other financial intermediary. Each Fund reserves the right to require a properly completed exchange application.

A shareholder who wishes to make an exchange may do so by sending a written request to the Fund c/o the Transfer Agent at the following address: P.O. Box 9819, Providence, RI 02940-8019. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. To add this feature to an existing account that previously did not provide this option, a Telephone Exchange Authorization Form must be filed with the Transfer Agent. This form is available from the Transfer Agent. Once this election has been made, the shareholder may simply contact the Fund by telephone at (800) 441-7762 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to the Transfer Agent in writing.

If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below. In order to participate in the Automatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor’s residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange. Brokers may charge a fee for handling exchanges.

The Funds reserve the right to suspend, modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required. The Funds reserve the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders.

The Funds, the Administrators and BRIL will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds, the Administrators and BRIL will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures. By use of the exchange privilege, the investor authorizes the Fund’s transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and believed by the Fund’s transfer agent to be genuine. The records of the Fund’s transfer agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days’ notice to affected shareholders. The exchange privilege is only available in states where the exchange may legally be made.

Each Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain Funds may suspend the continuous offering of their shares to the general public at any time and may resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. The exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

Fee-Based Programs

If you participate in certain fee-based programs offered by BlackRock or an affiliate of BlackRock, or selected securities dealers or other financial intermediaries that have agreements with the Distributor or in certain fee-based programs in which BlackRock participates, you may be able to buy Institutional or Institutional Daily Shares, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances. You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and service fees. This may be a taxable event and you will pay any applicable sales charges.

Shareholders that participate in a fee-based program generally have two options at termination. The program can be terminated and the shares liquidated or the program can be terminated and the shares held in an account. In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A, Institutional or Institutional Daily Shares in the program are eligible to purchase additional shares of the respective share class of a Fund, but may be subject to upfront sales charges with respect to Investor A Shares. Additional purchases of Institutional or Institutional Daily Shares are available only if you have an existing position at the time of purchase or are otherwise eligible to purchase Institutional or Institutional Daily Shares.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial professional, selected securities dealer or other financial intermediary.

Retirement and Education Savings Plans

Individual retirement accounts and other retirement and education savings plans are available from your financial intermediary. Under these plans, investments may be made in a Fund (other than a Municipal Fund) and certain of the other mutual funds sponsored by the Manager or its affiliates as well as in other securities. There may be fees associated with investing through these plans. Information with respect to these plans is available on request from your financial intermediary.

Dividends received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans and, in the case of Roth IRAs and education savings plans, may be exempt from taxation when distributed as well. Investors considering participation in any retirement or education savings plan should review specific tax laws relating to the plan and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any such plan.

Automatic Investment Plans

Investor Share shareholders and certain Service Share shareholders who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 may arrange for periodic investments in that Fund through automatic deductions from a checking or savings account. The minimum pre-authorized investment amount is $50. If you buy shares of a Fund through certain accounts, no minimum charge to your bank account is required. Contact your financial adviser or other financial intermediary for more information.

Automatic Dividend Reinvestment Plan

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in the form of additional full and fractional shares of the same class of shares of the relevant Fund unless a shareholder elects otherwise. Such election, or any revocation thereof, must be made in writing to the Transfer Agent, and will become effective with respect to dividends paid after its receipt by the Transfer Agent.

Systematic Withdrawal Plans

Shareholders may receive regular distributions from their accounts via a Systematic Withdrawal Plan (“SWP”). Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Fund. Shareholders may elect to receive automatic cash payments of $50 or more at any interval. You may choose any day for the withdrawal. If no day is specified, the withdrawals will be processed on the 25th day of the month or, if such day is not a business day, on the prior business day and are paid promptly thereafter. An investor may utilize the SWP by completing the Systematic Withdrawal Plan Application Form which may be obtained by visiting our website at www.blackrock.com/funds.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Fund, or by calling the Fund at (800) 441-7762. Purchases of additional Investor A Shares of the Fund concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved and, therefore, are discouraged. No CDSC will be assessed on redemptions of Investor B, Investor B1, Investor C, Investor C1, Investor C2 or Investor C3 Shares made through the SWP that do not exceed 12% of the original investment on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B, Investor B1, Investor C, Investor C1, Investor

C2 or Investor C3 Shares will not be subject to the CDSC if they do not exceed 1% (monthly), 3% (quarterly) and 6% (semi-annually), respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor B, Investor B1, Investor C, Investor C1, Investor C2 or Investor C3 Shares in excess of this limit are still subject to the applicable CDSC.

For this reason, a shareholder may not participate in the Automatic Investment Plan described above (see “How to Buy, Sell, Transfer and Exchange Shares” in the Fund’s Prospectus) and the SWP at the same time.

Dividend Allocation Plan

The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from any Eligible Fund (which means funds so designated by the Distributor from time to time) automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

PRICING OF SHARES

Determination of Net Asset Value

Valuation of Shares. The net asset value for each class of shares of each Fund is generally calculated as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each business day the NYSE is open.

Valuation of securities held by each Fund is as follows:

Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (an “Exchange”) are valued via independent pricing services generally at the Exchange closing price or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the assets or liabilities are valued. However, under certain circumstances other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by a Fund on a day on which the Fund values such security, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such security. If a Fund holds both long and short positions in the same security, the last bid price will be applied to securities held long and the last ask price will be applied to securities sold short. If no bid or ask price is available on a day on which a Fund values such security, the prior day’s price will be used, unless BlackRock determines that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a fair value asset.

Fixed-Income Investments. Fixed-income securities for which market quotations are readily available are generally valued using such securities’ current market value. Each Fund values fixed-income portfolio securities and non-exchange traded derivatives using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services, each in accordance with valuation procedures approved by the Board. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and other factors and assumptions. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager and/or Sub-Adviser determine such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed-income investments including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by a Fund on a day on which the Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no bid or ask price is available on a day on which a Fund values such option, the prior day’s price will be used, unless BlackRock determines that such prior day’s price no longer reflects the fair value of the option in which case such option will be treated as a fair value asset. OTC derivatives may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Underlying Funds. Shares of underlying open-end funds are valued at net asset value. Shares of underlying exchange-traded closed-end funds or other exchange-traded funds will be valued at their most recent closing price.

General Valuation Information

In determining the market value of portfolio investments, the Fund may employ independent third-party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specified inputs and assumptions. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investment may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

All cash, receivables and current payables are carried on each Fund’s books at their face value.

Prices obtained from independent third-party pricing services, broker-dealers or market makers to value each Fund’s securities and other assets and liabilities are based on information available at the time the Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which the Fund valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination shall be made considering pertinent facts and circumstances surrounding such revision.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method approved by the Fund’s Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by a Fund (including restricted securities) are valued at fair value as determined in good faith by the Fund’s Board or by BlackRock (its delegate). Any assets and liabilities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange.

Certain of the securities acquired by the Funds may be traded on foreign exchanges or OTC markets on days on which a Fund’s net asset value is not calculated. In such cases, the net asset value of a Fund’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

Fair Value. When market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BlackRock in accordance with procedures approved by the Fund’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its complete lack of trading, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), or where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund’s assets or liabilities, that it is likely that the event will cause a material change to the last exchange closing price or closing market price of one or more assets or liabilities held by the Fund. On any date the NYSE is open and the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset. For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of a Fund’s pricing time.

BlackRock, with input from the BlackRock Portfolio Management Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The Valuation Committee may accept, modify or reject any recommendations. In addition, the Funds’ accounting agent periodically endeavors to confirm the prices it receives from all third-party pricing services, index providers and broker-dealers, and, with the assistance of BlackRock, to regularly evaluate the values assigned to the securities and other assets and liabilities of the Funds. The pricing of all Fair Value Assets is subsequently reported to the Board or a Committee thereof.

When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or the Pricing Group) will seek to determine the price that a Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations shall be based upon all available factors that the Valuation Committee (or Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Each Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820"), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements.

Generally, ASC 820 and other accounting rules applicable to mutual funds and various assets in which they invest are evolving. Such changes may adversely affect a Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities, to the extent such rules become more stringent, would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Transactions in Portfolio Securities

Subject to policies established by the Board of Directors, BlackRock is primarily responsible for the execution of a Fund’s portfolio transactions and the allocation of brokerage. BlackRock does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BlackRock generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BlackRock may select a broker based partly upon brokerage or research services provided to BlackRock and its clients, including a Fund. In return for such services, BlackRock may cause a Fund to pay a higher commission than other brokers would charge if BlackRock determines in good faith that the commission is reasonable in relation to the services provided.

In the case of Feeder Funds, because each Feeder Fund generally invests exclusively in beneficial interests of a Master Portfolio, it is expected that all transactions in portfolio securities will be entered into by the Master Portfolio.

In selecting brokers or dealers to execute portfolio transactions, the Manager and sub-advisers seek to obtain the best price and most favorable execution for a Fund, taking into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BlackRock’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BlackRock’s knowledge of any actual or apparent operational problems of a broker or dealer.

Section 28(e) of the Exchange Act (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include: (1) furnishing advice as to the value of securities, including pricing and appraisal advice, credit analysis, risk measurement analysis, performance and other analysis, as well as the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). BlackRock believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.

BlackRock may participate in client commission arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. BlackRock believes that research services obtained through soft dollar or commission sharing arrangements enhance its investment decision-making capabilities, thereby increasing the prospects for higher investment returns. BlackRock will engage only in soft dollar or commission sharing transactions that comply with the requirements of Section 28(e). BlackRock regularly evaluates the soft dollar products and services utilized, as well as the overall soft dollar and commission sharing arrangements to ensure that trades are executed by firms that are regarded as best able to execute trades for client accounts, while at the same time providing access to the research and other services BlackRock views as impactful to its trading results.

BlackRock may utilize soft dollars and related services, including research (whether prepared by the broker-dealer or prepared by a third-party and provided to BlackRock by the broker-dealer) and execution or brokerage services within applicable rules and BlackRock’s policies to the extent that such permitted services do not compromise BlackRock’s ability to seek to obtain best execution. In this regard, the portfolio management investment and/or trading teams may consider a variety of factors, including the degree to which the broker-dealer: (a) provides access to company management; (b) provides access to their analysts; (c) provides meaningful/insightful research notes on companies or other potential investments; (d) facilitates calls on which meaningful or insightful ideas about companies or potential investments are discussed; (e) facilitates conferences at which meaningful or insightful ideas about companies or potential investments are discussed; or (f) provides research tools such as market data, financial analysis, and other third party related research and brokerage tools that aid in the investment process.

Research-oriented services for which BlackRock might pay with Fund commissions may be in written form or through direct contact with individuals and may include information as to particular companies or industries and securities or groups of securities, as well as market, economic, or institutional advice and statistical information, political developments and technical market information that assists in the valuation of investments. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the Fund or account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel, or personnel principally responsible for BlackRock’s individually managed portfolios, is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by a Fund to BlackRock are not reduced as a result of BlackRock’s receipt of research services. In some cases, BlackRock may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs BlackRock makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while BlackRock will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, BlackRock faces a potential conflict of interest, but BlackRock believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

Payments of commissions to brokers who are affiliated persons of the Fund, or the Master Portfolio with respect to the Feeder Fund (or affiliated persons of such persons), will be made in accordance with Rule 17e-1 under the Investment Company Act. Subject to policies established by the Board of Directors of the Master Portfolio, BlackRock is primarily responsible for the execution of the Master Portfolio’s portfolio transactions and the allocation of brokerage.

From time to time, a Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BlackRock with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BlackRock does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Fund; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BlackRock neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

Each Fund anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by a Fund in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of each Fund are redeemable on a daily basis in U.S. dollars, each Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on a Fund’s portfolio strategies.

See “Portfolio Transactions and Brokerage” in the Statement of Additional Information for information about the brokerage commissions paid by your Fund, including commissions paid to affiliates, if any, for the periods indicated.

Each Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Funds will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. However, an affiliated person of a Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board of Directors that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

OTC issues, including most fixed-income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by a Fund are made from dealers, underwriters and issuers. The Funds do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each Money Market Fund intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the Commission. As a result, the portfolio turnover rates of a Money Market Fund will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a Money Market Fund, the turnover rates should not adversely affect the Fund’s net asset values or net income.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The Manager or sub-advisers may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Fund prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Fund’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Fund would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for each Fund and for other investment accounts managed by the Manager or sub-advisers are made independently of each other in light of differing conditions. BlackRock allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.

Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. This pro-rata allocation may result in a Fund receiving less of a particular security than if pro-ration had not occurred. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BlackRock is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BlackRock’s trading desk their level of interest in a particular offering with respect to eligible clients accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BlackRock to be fair and equitable to clients may be used as well.

Because different accounts may have differing investment objectives and policies, BlackRock may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BlackRock may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BlackRock or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which BlackRock or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.

In certain instances, BlackRock may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it could be beneficial to the Fund. Transactions effected by BlackRock on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

A Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, PNC, BRIL or any affiliated person (as defined in the Investment Company Act) thereof is a member except pursuant to procedures adopted by the Board of Directors in accordance with Rule 10f-3 under the Investment Company Act. In no instance will portfolio securities be purchased from or sold to BlackRock, PNC, BRIL or any affiliated person of the foregoing entities except as permitted by Commission exemptive order or by applicable law.

Portfolio Turnover

While a Fund generally does not expect to engage in trading for short-term gains, it will effect portfolio transactions without regard to any holding period if, in Fund management’s judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of a Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends, and in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by a Fund.

DIVIDENDS AND TAXES

Dividends

Each Fund intends to distribute substantially all of its net investment income, if any. Dividends from such net investment income are paid as set forth in each Fund’s prospectus. Each Fund will also distribute all net realized capital gains, if any, as set forth in such Fund’s prospectus. From time to time, a Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. If in any fiscal year a Fund has net income from certain foreign currency transactions, such income will be distributed at least annually.

For information concerning the manner in which dividends may be reinvested automatically in shares of each Fund, see “Shareholder Services — Automatic Dividend Reinvestment Plan.” Shareholders may also elect in writing to receive any such dividends in cash. Dividends are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends on front-end load shares, CDSC shares and Service Shares will be lower than the per share dividends on Institutional Shares as a result of the service, distribution and higher transfer agency fees applicable to CDSC shares, the service fees applicable to front-end load shares and Service Shares, and the service and distribution fees applicable to Class R Shares. Similarly, the per share dividends on CDSC shares and Class R Shares will be lower than the per share dividends on front-end load shares and Service Shares as a result of the distribution fees and higher transfer agency fees applicable to CDSC shares and the distribution fees applicable to Class R Shares, and the per share dividends on CDSC shares will be lower than the per share dividends on Class R Shares as a result of the higher distribution fees and higher transfer agency fees applicable to CDSC shares.

Taxes

Each Fund intends to continue to qualify for the special tax treatment afforded to regulated investment companies (“RICs”) under the Code. As long as a Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its investment company taxable income and net realized capital gains that it distributes to its shareholders in years in which it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income, if any, for the year. To qualify as a RIC, a Fund must meet certain requirements regarding the source of its income and the composition and diversification of its assets. See Part II, “Investment Risks and Considerations—Investment Restrictions (All Funds)” for a discussion of the asset diversification requirements. In the case of a Feeder Fund, such Fund may look to the underlying assets of the Master Portfolio in which it has invested for purposes of satisfying the asset diversification requirement and various other requirements of the Code applicable to RICs.

A Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, a Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. A Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.

Each Fund intends to distribute substantially all of such income and gains. If, in any taxable year, a Fund fails to qualify as a RIC under the Code, notwithstanding the availability of certain relief provisions, such Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for taxation at a reduced tax rate for non-corporate shareholders and the dividends-received deduction for corporate shareholders. However, a Municipal Fund’s distributions derived from income on tax-exempt obligations, as defined herein, would no longer qualify for treatment as exempt interest. Each Fund that is a series of a RIC that consists of multiple series is treated as a separate corporation for Federal income tax purposes, and therefore is considered to be a separate entity in determining its treatment under the rules for RICs. Losses in one series of a RIC do not offset gains in another, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the level of the individual series. In the following discussion, the term “Fund” means each individual series, if applicable.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98.2% of its capital gain net income, determined, in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the previous years. While each Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that a sufficient amount of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, a Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

Net capital loss carryforwards may be applied against realized capital gains in each succeeding year, until they have been reduced to zero. In the event that the Fund were to experience an ownership change as defined under the Code, the Fund’s loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gain over net short-term capital loss (including gains or losses from certain transactions in futures and options) (“capital gain dividends”) are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Distributions paid by a Fund that are reported as exempt-interest dividends will not be subject to regular Federal income tax. Certain dividend income and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. Under these rules, the portion of ordinary income dividends constituting “qualified dividend income” when paid by a RIC to non-corporate shareholders may be taxable to such shareholders at long-term capital gain rates if the shareholder has held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex-dividend with respect to such dividend (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend) unless the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder. However, to the extent a Fund’s distributions are derived from income on debt securities, certain types of preferred stock treated as debt for Federal income tax purposes and short-term capital gains, such distributions will not constitute “qualified dividend income.” In addition, distributions that are derived from securities lending income, such as substitute dividend payments, will not constitute “qualified dividend income.”

A 3.8% Medicare tax is imposed on the net investment income (which includes taxable dividends and redemption proceeds) of certain individuals, trusts and estates.

A Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) is not subject to the 90% distribution requirement for taxation as a RIC, described above. If a Fund retains net capital gain, it is subject to tax on that gain, and may designate the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who will be required to include in income, as long-term capital gain, their proportionate shares of such undistributed net capital gain, will be deemed to have paid and may claim as a credit against their Federal income tax liability (and as a refund to the extent it exceeds that liability) their proportionate shares of the tax paid by the Fund on that gain, and may increase the basis of their shares in the Fund by the excess of the amount included in income over the amount allowed as a credit against their taxes.

Distributions in excess of a Fund’s current and accumulated earnings and profits will first reduce the adjusted tax basis of a holder’s shares and after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Distributions in excess of a Fund’s minimum distribution requirements (or taxable income) but not in excess of a Fund’s earnings and profits will be taxable to shareholders and will not constitute nontaxable returns of capital. A Fund’s capital loss carryovers, if any, carried from taxable years beginning before 2011 do not reduce current earnings and profits even if such carryforwards reduce current year realized gains. In the case of a Fund with a non-calendar taxable year, a Fund’s earnings and profits are allocated first to distributions made on or before December 31 of the taxable year, and then to distributions made after December 31 of the taxable year. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder.

Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund. Distributions by a Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which the dividend was declared. In the case of a Fund with a non-calendar taxable year, if the Fund reports more capital gain dividends than it earns in such taxable year, then the Fund will reduce the amounts reported as capital gains. Where possible, such reduction will first be allocated to dividends made after December 31 of such taxable year. A Fund may elect to defer recognizing, until the following taxable year, certain net capital losses arising after October 31 of the current taxable year, and certain net ordinary losses arising after October 31 and/or December 31 of the current taxable year. This may have the effect of increasing the amount of dividends otherwise includible in the shareholder’s income with respect to the current taxable year.

No gain or loss will be recognized by Investor B or Investor B1 shareholders on the conversion of their Investor B Shares into Investor A Shares or Investor B1 Shares into Investor A1 Shares. A shareholder’s tax basis in the Investor A or Investor A1 Shares acquired upon conversion will be the same as the shareholder’s tax basis in the converted Investor B or Investor B1 Shares, and the holding period of the acquired Investor A or Investor A1 Shares will include the holding period for the converted Investor B or Investor B1 Shares.

If a shareholder of a Fund exercises an exchange privilege within 90 days of acquiring the shares of a Fund, but on or before January 31 of the following year, then the loss that the shareholder recognizes on the exchange will be reduced (or the gain increased) to the extent any sales charge paid on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

A loss realized on a sale or exchange of shares of a Fund will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

A Fund is also generally required by law to report to each shareholder and to the IRS cost basis information for shares of the Fund acquired on or after January 1, 2012, and sold or redeemed after that date. This information includes the adjusted cost basis of the shares, the gross proceeds from disposition, and whether the gain or loss is long-term or short-term. The adjusted cost basis of shares will be based on the default cost basis reporting method selected by the Fund, unless a shareholder, before the sale or redemption, informs the Fund that it has selected a different IRS-accepted method offered by the Fund. These requirements, however, will not apply for investments through an IRA or other tax-advantaged account. Shareholders should consult their tax advisors to determine the best cost basis method for their tax situation, and to obtain more information about how these new cost basis reporting requirements apply to them. For shares of a Fund acquired before January 1, 2012, these new requirements will not apply, but the Fund will continue to report to the IRS the gross proceeds received by a shareholder from the sale or redemption of such shares.

Certain Funds may invest in derivative contracts such as options, futures contracts, forward contracts and swap agreements. The federal income tax treatment of a derivative contract may not be as favorable as a direct investment in the underlying security and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, certain other dates as prescribed under the Code) are generally “marked-to-market,” and unrealized gains or losses are treated as though they were realized, which may increase the amount that must be distributed to meet distribution requirements and avoid the excise tax. In addition, the tax treatment of certain derivative contracts, such as swap agreements, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the IRS. If such future guidance limits the Fund’s ability to use derivatives, the Fund may have to find other ways of achieving its investment objectives.

A provision added to the Code by the Dodd-Frank Wall Street Reform and Consumer Protection Act clarifies that certain swap agreements, including exchange-traded swap agreements, are treated as notional principal contracts rather than as section 1256 contracts. This can affect the type of income earned by such swap agreements. Although all of the income on a notional principal contract is ordinary income, only some of the income on a section 1256 contract is short-term capital gain, which is generally taxable at ordinary income rates. The rest is long-term capital gain, which may be taxable at more favorable rates than ordinary income. Recently proposed regulations interpret what types of swap agreements are to be treated as notional principal contracts rather than as section 1256 contracts. When finalized, these regulations could result in the Fund having to treat more of its income on swap agreements and more of the distributions made to shareholders as ordinary income and less as long-term capital gains.

Certain Funds may invest in zero coupon U.S. Treasury bonds and other debt securities that are issued at a discount or provide for deferred interest. Even though a Fund receives no actual interest payments on these securities, it will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held. Since the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Fund’s investment in foreign currencies or foreign currency denominated or referenced debt securities, certain asset-backed securities and contingent payment and inflation-indexed debt instruments also may increase or accelerate the Fund’s recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Dividends derived by a RIC from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount) and paid to shareholders who are nonresident aliens or foreign entities, if and to the extent properly reported as “interest-related dividends” or “short-term capital gain dividends,” generally will not be subject to U.S. withholding tax. Where possible, the Funds intend to report such dividends as interest-related dividends or short-term capital gain dividends. However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as interest-related or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as an interest-related or short-term capital gain dividend. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts. It is not possible to predict what portion, if any, of a Fund’s distributions will be reported as interest-related dividends or short-term capital gain dividends under these rules.

Distributions to certain foreign shareholders by a Fund at least 50% of whose assets are “U.S. real property interests,” as defined in the Code and Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of U.S. real property interests (including certain REIT capital gain dividends and gains on the sale or exchange of shares in certain “U.S. real property holding corporations,” which may include certain REITs, among other entities), generally must be treated by such foreign shareholders as income effectively connected to a trade or business within the United States, generally subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax and may require the foreign shareholder to file a U.S. federal income tax return. In addition, sales or redemptions of shares held by certain foreign shareholders in such a Fund may be subject to U.S. withholding tax and may require the foreign shareholder to file a U.S. federal income tax return.

Provided that 50% or more of the value of a Fund’s stock is held by U.S. shareholders, distributions of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and the Fund has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution) in redemption of a foreign shareholder’s shares of the Fund will cause the Fund to recognize gain. If the Fund is required to recognize gain, the amount of gain recognized will be equal to the fair market value of such interests over the Fund’s adjusted bases to the extent of the greatest foreign ownership percentage of the Fund during the five-year period ending on the date of redemption.

Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in a Fund.

A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items and will be imposed on proceeds from the sale, redemption or other disposition of property producing U.S.-source dividends and interest paid after December 31, 2018, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders that fail to provide the required information, and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

Under certain provisions of the Code, some shareholders may be subject to a 28% withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be non-corporate shareholders for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s Federal income tax liability, provided that the required information is timely forwarded to the IRS.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater amount in any combination of taxable years), the shareholder must file a disclosure statement on IRS Form 8886 with the IRS. Direct shareholders of portfolio securities are in many cases exempted. That a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Dividends and interest received and capital gains realized by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain foreign countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund more than 50% by value of the assets of which at the close of a taxable year are foreign securities may be able to claim U.S. foreign tax credits with respect to such foreign taxes paid by the Fund, subject to certain requirements and limitations contained in the Code. For example, certain retirement accounts and certain tax-exempt organizations cannot claim foreign tax credits on investments in foreign securities held in a Fund. In addition, a foreign tax credit may be claimed with respect to withholding tax on payments with respect to a security only if the holder of the security meets certain holding period requirements. Both the shareholder and the Fund must meet these holding period requirements, and if a Fund fails to do so, it will not be able to “pass through” to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by the Fund. Further, to the extent that a Fund engages in securities lending with respect to a security paying income subject to foreign taxes, it may not be able to pass through to its shareholders the ability to take a foreign tax credit for those taxes. If a Fund satisfies the applicable requirements, such Fund will be eligible to file an election with the IRS pursuant to which shareholders of the Fund will be required to include their proportionate shares of such foreign taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from a Fund’s election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A Fund will report annually to its shareholders the amount per share of such foreign taxes and other information needed to claim the foreign tax credit.

Certain transactions entered into by the Funds are subject to special tax rules of the Code that may, among other things, (a) affect the character of gains and losses realized, (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, and (c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs). Operation of these rules could, therefore, affect the character, amount and timing of distributions to shareholders. Special tax rules also may require a Fund to mark to market certain types of positions in its portfolio (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. Funds engaging in transactions affected by these provisions intend to monitor their transactions, make appropriate tax elections and make appropriate entries in their books and records to lessen the effect of these tax rules and avoid any possible disqualification from the special treatment afforded RICs under the Code.

If a Fund invests in underlying funds, the Fund’s realized losses on sales of shares of underlying funds may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by underlying funds will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of underlying funds, if any, would not offset net capital gains of the Fund. Each of these effects is caused by the Fund’s expected investment in the underlying funds and may result in distributions to Fund shareholders being of higher magnitudes and less likely to qualify for lower capital gain tax rates than if the Fund were to invest otherwise.

A Fund that invests in commodities-linked instruments may take certain positions through a wholly-owned (or majority-owned), foreign subsidiary (the “Subsidiary”). Based on the anticipated structure and activities of the Subsidiary, it is expected that the Subsidiary will be a “controlled foreign corporation” and that all of its net income will be “subpart F income” for U.S. federal income tax purposes. If that is the case, the Fund will be required to report all of the Subsidiary’s net income as ordinary income regardless of whether that income would be treated differently (for example, as capital gain) at the Subsidiary level and regardless of whether that income is distributed to the Fund. (Previously taxed income will not, however, be taxable again when distributed.) If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s other income. It is not expected that the Subsidiary will be subject to an entity level tax.

If a Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will generally be treated as owning shares in a passive foreign investment company (“PFIC”) for Federal income tax purposes. A Fund may be subject to Federal income tax, and interest charges (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as “excess distributions”), even if such excess distributions are paid by the Fund as a dividend to its shareholders. However, a Fund may elect to “mark to market” at the end of each taxable year shares that it holds in PFICs. The election is made separately for each PFIC held and, once made, would be effective for all subsequent taxable years, unless revoked with consent from the IRS. Under this election, a Fund would recognize as ordinary income any increase in the value of its shares as of the close of the taxable year over their adjusted tax basis and as ordinary loss any decrease in such value, but only to the extent of previously recognized “mark-to-market” gains. By making the mark-to-market election, a Fund could avoid imposition of the interest charge with respect to excess distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss, then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the sum of the excess of post-October foreign currency and PFIC losses over post-October foreign currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In the case of a Feeder Fund, such Fund is entitled to look to the underlying assets of the Master Portfolio in which it has invested for purposes of satisfying various qualification requirements of the Code applicable to RICs. Each Master Portfolio is classified either as a partnership or a separate disregarded entity (depending on the particular Master Portfolio) for U.S. Federal income tax purposes. If applicable tax provisions were to change, then the Board of Directors of a Feeder Fund will determine, in its discretion, the appropriate course of action for the Feeder Fund. One possible course of action would be to withdraw the Feeder Fund’s investments from the Master Portfolio and to retain an investment manager to manage the Feeder Fund’s assets in accordance with the investment policies applicable to the Feeder Fund.

Ordinary income and capital gain dividends may also be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. government obligations. State law varies as to whether dividend income attributable to U.S. government obligations is exempt from state income tax.

Shareholders of each Fund are urged to consult their tax advisors regarding specific questions as to Federal, foreign, state or local taxes with respect to their Fund. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund.

The foregoing general discussion of Federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed in this discussion, and any such changes or decisions may have a retroactive effect.

PERFORMANCE DATA

From time to time a Fund may include its average annual total return and other total return data, and, if applicable, yield and tax-equivalent yield in advertisements or information furnished to present or prospective shareholders. Total return, yield and tax-equivalent yield each is based on a Fund’s historical performance and is not intended to indicate future performance. Average annual total return is determined separately for each class of shares in accordance with a formula specified by the Commission.

Quotations of average annual total return, before tax, for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return before taxes is computed assuming all dividends are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge, in the case of front-end load shares, and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of CDSC shares, but does not take into account taxes payable on dividends or on redemption.

Quotations of average annual total return, after taxes, on dividends for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period. Average annual total return after taxes on dividends is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge, in the case of front-end load shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of CDSC shares. The taxes due on dividends are calculated by applying to each dividend the highest applicable marginal Federal individual income tax rates in effect on the reinvestment date for that dividend. The rates used correspond to the tax character (including eligibility for the maximum 20% tax rate applicable to qualified dividend income) of each dividend. The taxable amount and tax character of each dividend are specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, such as foreign credits, are taken into account according to Federal law. The ending value is determined assuming complete redemption at the end of the applicable periods with no tax consequences associated with such redemption.

Quotations of average annual total return, after taxes, on both dividends and redemption for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period as well as on complete redemption. Average annual total return after taxes on distributions and redemption is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of front-end load shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of CDSC shares and assuming, for all classes of shares, complete redemption and payment of taxes due on such redemption. The ending value is determined assuming complete redemption at the end of the applicable periods, subtracting capital gains taxes resulting from the redemption and adding the presumed tax benefit from capital losses resulting from redemption. The taxes due on dividends and on the deemed redemption are calculated by applying the highest applicable marginal Federal individual income tax rates in effect on the reinvestment and/or the redemption date. The rates used correspond to the tax character (including eligibility for the maximum 20% tax rate applicable to qualified dividend income) of each component of each dividend and/or the redemption payment. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected.

A Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount, for various periods other than those noted in Part I of each Fund’s Statement of Additional Information. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period.

Tax equivalent yield quotations will be computed by dividing (a) the part of a Fund’s yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the Fund’s yield that is not tax-exempt.

A Fund’s total return will vary depending on market conditions, the securities comprising a Fund’s portfolio, a Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in a Fund will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

In order to reflect the reduced sales charges in the case of front-end load shares or the waiver of the CDSC in the case of CDSC shares applicable to certain investors, as described under “Purchase of Shares” and “Redemption of Shares,” respectively, the total return data quoted by a Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the CDSC waiver and, therefore, may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

On occasion, a Fund may compare its performance to, among other things, the Fund’s benchmark index indicated in the Prospectus, the Value Line Composite Index, the Dow Jones Industrial Average, or to other published indices, or to performance data published by Lipper Inc., Morningstar, Inc. (“Morningstar”), Money Magazine, U.S. News & World Report, BusinessWeek, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, a Fund may refer to various statistical measures derived from the historical performance of a Fund and the index, such as standard deviation and beta. As with other performance data, performance comparisons should not be considered indicative of a Fund’s relative performance for any future period. In addition, from time to time a Fund may include the Fund’s Morningstar risk-adjusted performance ratings assigned by Morningstar in advertising or supplemental sales literature. From time to time a Fund may quote in advertisements or other materials other applicable measures of Fund performance and may also make reference to awards that may be given to the Manager. Certain Funds may also compare their performance to composite indices developed by Fund management.

A Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political or other conditions, descriptive information or general principles of investing such as asset allocation, diversification and risk tolerance, discussion of a Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. A Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

PROXY VOTING POLICIES AND PROCEDURES

With respect to each of the Funds except FDP BlackRock MFS Research International Fund, FDP BlackRock Janus Growth Fund, FDP BlackRock Invesco Value Fund and FDP BlackRock Franklin Templeton Total Return Fund, each a series of FDP Series, Inc. (the “FDP Series Funds”), the Board of Directors of the Funds has delegated the voting of proxies for the Funds’ securities to the Manager pursuant to the Manager’s proxy voting guidelines and procedures (the “BlackRock Proxy Voting Guidelines”). Under the BlackRock Proxy Voting Guidelines, the Manager will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Manager, or any affiliated person of the Fund or the Manager, on the other. The Manager maintains policies and procedures that are designed to prevent undue influence on the Manager’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and the Manager, the Manager’s affiliates, a Fund or a Fund’s affiliates. Most conflicts are managed through a structural separation of the Manager’s Corporate Governance Group from the Manager’s employees with sales and client responsibilities. In addition, the Manager maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to the Manager’s relationship with the issuer of the proxy or dissident shareholder. In certain instances, the Manager may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. Copies of both the Funds’ Proxy Voting Policy and the BlackRock Proxy Voting Guidelines are attached as Appendix B.

With respect to the FDP Series Funds, the FDP Series Funds’ Board of Directors has delegated to each Sub-Adviser authority to vote all proxies relating to the applicable Fund’s portfolio securities pursuant to the policies and procedures of the respective Sub-Adviser as part of its general management of the applicable Fund, subject to the Board of Directors’ continuing oversight. The proxy voting procedures of the Sub-Advisers are included in Appendices B, C, D and E to this SAI.

Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the Commission’s website at http://www.sec.gov.

GENERAL INFORMATION

Description of Shares

Shareholders of a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Directors and generally on other matters submitted to the vote of shareholders of the Fund. Shareholders of a class that bears distribution and/or service expenses have exclusive voting rights with respect to matters relating to such distribution and service expenditures (except that Investor B and Investor B1 shareholders may vote upon any material changes to such expenses charged under the Investor A Distribution Plan). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of a Fund, in which event the holders of the remaining shares would be unable to elect any person as a Director.

No Fund intends to hold annual meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of a management agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in each Fund’s Prospectus. Each share of each class of Common Stock is entitled to participate equally in dividends and distributions declared by a Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities.

For Funds organized as Maryland corporations, the by-laws of the Fund require that a special meeting of shareholders be held upon the written request of a minimum percentage of the outstanding shares of the Fund entitled to vote at such meeting, if they comply with applicable Maryland law.

Certain of the Funds are organized as “Massachusetts business trusts.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust establishing a trust, a copy of which for each applicable Fund, together with all amendments thereto (the “Declaration of Trust”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, contains an express disclaimer of shareholder liability for acts or obligations of the trust and provides for indemnification and reimbursement of expenses out of the trust property for any shareholder held personally liable for the obligations of the trust. The Declaration of Trust also provides that a trust may maintain appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

Certain Funds are organized as Delaware statutory trusts.

Additional Information

Under a separate agreement, BlackRock has granted certain Funds the right to use the “BlackRock” name and has reserved the right to (i) withdraw its consent to the use of such name by a Fund if the Fund ceases to retain BlackRock Advisors, LLC or BlackRock Fund Advisors, as applicable, as investment adviser and (ii) to grant the use of such name to any other company.

See “Additional Information — Principal Shareholders” in Part I of each Fund’s Statement of Additional Information for information on the holders of 5% or more of any class of shares of your Fund.

APPENDIX A

Description of Bond Ratings

A Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Description of Moody’s Long-Term Obligation Ratings

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Short-Term Obligation Ratings

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s US Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Standard & Poor’s, a Division of McGraw-Hill Financial (“Standard & Poor’s”), Issue Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation, and the promise we impute;
•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long-Term Issue Credit Ratings*

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB; B; CCC; CC; and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.
C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

* The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments;

however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Description of Standard & Poor’s Municipal Short-Term Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Standard & Poor’s municipal short-term note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.

Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

A designation of Not Rated or NR is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales

Fitch long-term obligations rating scales are as follows:

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA	Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A	High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B	Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.
CC	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.
C	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Notes: The modifiers "+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch short-term ratings are as follows:

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C	High short-term default risk. Default is a real possibility.
RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B

BlackRock U.S. Registered Funds
iShares by BlackRock

Open-End Fund Proxy Voting Policy

Procedures Governing Delegation of Proxy Voting to Fund Adviser

September 28, 2015

The Boards of Trustees/Directors (“Directors”) of open-end funds advised by BlackRock Fund Advisors or BlackRock Advisors, LLC (“BlackRock”) (the “Funds”), have the responsibility for the oversight of voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock as part of BlackRock’s authority to manage, acquire and dispose of account assets, all as contemplated by the Funds’ respective investment management agreements.

BlackRock has adopted guidelines and procedures (together and as from time to time amended, the “BlackRock Proxy Voting Guidelines”) governing proxy voting by accounts managed by BlackRock.

BlackRock will cast votes on behalf of each of the Funds on specific proxy issues in respect of securities held by each such Fund in accordance with the BlackRock Proxy Voting Guidelines.1 BlackRock will report on an annual basis to the Directors on (1) all proxy votes that BlackRock has made on behalf of the Funds in the preceding year together with a certification from the Funds’ Chief Compliance Officer that all votes were in accordance with the BlackRock Proxy Voting Guidelines, and (2) any changes to the BlackRock Proxy Voting Guidelines that have not previously been reported.

©2015 BlackRock

1 iShares MSCI All Peru Capped ETF, iShares MSCI KLD 400 Social ETF, iShares MSCI USA ESG Select ETF and iShares MSCI ACWI Low Carbon Target ETF have separate Fund Proxy Voting Policies.

BlackRock

Global corporate governance & engagement principles

June 2014

INTRODUCTION TO BLACKROCK

BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world. BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, closed-end funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds. Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients.

PHILOSOPHY ON CORPORATE GOVERNANCE

BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients. We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to share ownership. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ interests. Effective voting rights are central to the rights of ownership and there should be one vote for one share. Shareholders should have the right to elect, remove and nominate directors, approve the appointment of the auditor and to amend the corporate charter or by-laws. Shareholders should be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, dilution levels and pre-emptive rights, the distribution of income and the capital structure. In order to exercise these rights effectively, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the proposals, and of the performance of the company and management.

Our focus is on the board of directors, as the agent of shareholders, which should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed. The board should provide direction and leadership to the management and oversee management’s performance. Our starting position is to be supportive of boards in their oversight efforts on our behalf and we would generally expect to support the items of business they put to a vote at shareholder meetings. Votes cast against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns regarding strategy or performance.

These principles set out our approach to engaging with companies, provide guidance on our position on corporate governance and outline how our views might be reflected in our voting decisions. Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market. However, as noted above, we do believe that there are some overarching principles of corporate governance that apply globally. We assess voting matters on a case-by-case basis and in light of each company’s unique circumstances. We are interested to understand from the company’s reporting its approach to corporate governance, particularly where it is different from the usual market practice, and how it benefits shareholders.

BlackRock also believes that shareholders have responsibilities in relation to monitoring and providing feedback to companies, sometimes known as stewardship. These ownership responsibilities include, in our view, engaging with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures. Our own approach to oversight in relation to our corporate governance activities is set out in the section below titled “BlackRock’s oversight of its corporate governance activities”.

CORPORATE GOVERNANCE, ENGAGEMENT AND VOTING

We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles. The primary objective of our corporate governance activities is the protection and enhancement of the value of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

•	Boards and directors
•	Auditors and audit-related issues
•	Capital structure, mergers, asset sales and other special transactions
•	Remuneration and benefits
•	Social, ethical and environmental issues
•	General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage a change in practice. In making voting decisions, we take into account research from proxy advisors, other internal and external research, information published by the company or provided through engagement and the views of our equity portfolio managers.

BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed. Engagement also allows us to share our philosophy and approach to investment and corporate governance with companies to enhance their understanding of our objectives. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

Boards and directors

The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

•	establishing an appropriate corporate governance structure;
•	supporting and overseeing management in setting strategy;
•	ensuring the integrity of financial statements;
•	making decisions regarding mergers, acquisitions and disposals;
•	establishing appropriate executive compensation structures; and
•	addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.

There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders. We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members. Concerns about directors may include their role on the board of a different company where that board has performed poorly and failed to protect shareholder interests.

BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence may include but are not limited to:

•	current employment at the company or a subsidiary;
•	former employment within the past several years as an executive of the company;
•	providing substantial professional services to the company and/or members of the company’s management;
•	having had a substantial business relationship in the past three years;
•	having, or representing a shareholder with, a substantial shareholding in the company;
•	being an immediate family member of any of the aforementioned; and
•	interlocking directorships.

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it. Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders if they have concerns that they wish to discuss.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. In identifying potential candidates, boards should take into consideration the diversity of experience and expertise of the current directors and how that might be augmented by incoming directors. We believe that directors are in the best position to assess the optimal size for the board, but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the independent members of the board form a sub-committee to deal with such matters. In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements which should provide a complete and accurate picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should also have in place a procedure for assuring annually the independence of the auditor.

Capital structure, mergers, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emption rights are a key protection for shareholders against the dilution of their interests.

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We would expect any so-called ’shareholder rights plans’ being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.

Remuneration and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly long-term shareholder returns. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We support incentive plans that pay out rewards earned over multiple and extended time periods. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions should be reasonable in light of market practice.

Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Social, ethical, and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental (“SEE”) aspects of their businesses.

BlackRock expects companies to identify and report on the material, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management is dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and material economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General corporate governance matters

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and viability of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies helps shareholders assess whether the economic interests of shareholders have been protected and the quality of the board’s oversight of management. BlackRock believes shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

BLACKROCK’S OVERSIGHT OF ITS CORPORATE GOVERNANCE ACTIVITIES

Oversight

BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes. This function is executed by a team of dedicated BlackRock employees without sales responsibilities (the “Corporate Governance Group”), and which is considered an investment function. BlackRock maintains three regional oversight committees (“Corporate Governance Committees”) for the Americas, Europe, the Middle East and Africa (EMEA) and Asia-Pacific, consisting of senior BlackRock investment professionals. All of the regional Corporate Governance Committees report to a Global Corporate Governance Oversight Committee, which is a risk-focused committee composed of senior representatives of the active and index equity investment businesses, the Deputy General Counsel, the Global Executive Committee member to whom the Corporate Governance Group reports and the head of the Corporate Governance Group. The Corporate Governance Committees review and approve amendments to their respective proxy voting guidelines (“Guidelines”) and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines. The Global Head leads the Corporate Governance Group to carry out engagement, voting and vote operations in a manner consistent with the relevant Corporate Governance Committee’s mandate. The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance. The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision.

BlackRock’s Equity Policy Oversight Committee (EPOC) is informed of certain aspects of the work of the Global Corporate Governance Oversight Committee and the Corporate Governance Group.

Vote execution

BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its Guidelines for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees. The Corporate Governance Committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers the decision generally will be made by a Fund’s portfolio managers and/or the Corporate Governance Group based on their assessment of the particular transactions or other matters at issue.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share- blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis. In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those Funds, on how best to maximize economic value in respect of a particular investment. Accordingly, portfolio managers retain full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item.

Conflicts management

BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates. Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

•	BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each Corporate Governance Committee’s jurisdiction.
•	The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context. The Corporate Governance Committees receive periodic reports regarding the specific votes cast by the Corporate Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Corporate Governance Committees.
•	BlackRock’s Global Corporate Governance Oversight Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees. The Global Corporate Governance Oversight Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.
•	BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities. In addition, BlackRock maintains procedures intended to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder. Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure that proxy-related client service levels are met. The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.
•	In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions. In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Voting guidelines

The issue-specific voting Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review.

As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting

We report our proxy voting activity directly to clients and publically as required. In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

Part II

Part II of this Statement of Additional Information (“SAI”) contains information about the following funds: BIF  California Municipal Money Fund (“BIF California”), BIF Connecticut Municipal Money Fund (“BIF Connecticut”), BIF  Massachusetts Municipal Money Fund (“BIF Massachusetts”), BIF  New Jersey Municipal Money Fund (“BIF New Jersey”), BIF  New York Municipal Money Fund (“BIF New York”) and BIF  Ohio Municipal Money Fund (“BIF Ohio”), each a series of the BIF  Multi-State Municipal Series Trust (collectively, the “BIF State Funds”); BIF  Government Securities Fund (“BIF Government Securities”); BIF  Money Fund (“BIF Money”); BIF  Tax-Exempt Fund (“BIF Tax-Exempt”); BIF  Treasury Fund (“BIF Treasury”); BBIF Government Securities Fund (“BBIF Government Securities”); BBIF Money Fund (“BBIF Money”); BBIF Tax-Exempt Fund (“BBIF Tax-Exempt”); BBIF Treasury Fund (“BBIF Treasury”); BlackRock Government Money Market Portfolio, a series of BlackRock Series Fund, Inc.; BlackRock Government Money Market V.I. Fund, a series of BlackRock Variable Series Funds, Inc.; BlackRock Money Market Portfolio, BlackRock U.S. Treasury Money Market Portfolio (“U.S. Treasury Money Market Portfolio”), BlackRock Municipal Money Market Portfolio (“Municipal Money Market Portfolio”), BlackRock Ohio Municipal Money Market Portfolio (“Ohio Portfolio”) and BlackRock Pennsylvania Municipal Money Market Portfolio (“Pennsylvania Portfolio”) (collectively, the “BlackRock Funds Portfolios”), each a series of BlackRock FundsSM (the “Trust”); BlackRock Summit Cash Reserves Fund (“Summit Cash Reserves”) of BlackRock Financial Institutions Series Trust (“FIST”); Ready Assets Government Liquidity Fund (“Ready Assets Government Liquidity "); Ready Assets U.S.A. Government Money Fund (“U.S.A. Government Money”); Ready Assets U.S. Treasury Money Fund (“U.S. Treasury Money”); and Retirement Reserves Money Fund of Retirement Series Trust (“Retirement Reserves”).

Throughout this SAI, each of the above listed funds may be referred to as a “Fund” or collectively as the “Funds.” The BIF State Funds, BIF Money, BIF Government Securities, BIF Tax-Exempt and BIF Treasury may be collectively referred to herein as the “BIF Funds.” The BIF State Funds and BIF Tax-Exempt may be collectively referred to herein as the “BIF Tax-Exempt Funds.” BBIF Government Securities, BBIF Money, BBIF Tax-Exempt and BBIF Treasury may be collectively referred to herein as the “BBIF Funds.” Ohio Portfolio and Pennsylvania Portfolio may be collectively referred to as the “BR State Funds.”

Each Fund is organized as a Massachusetts business trust, with the exception of BlackRock Series Fund, Inc. and BlackRock Variable Series Funds, Inc., which are Maryland corporations. For ease and clarity of presentation, common shares of beneficial interest are referred to herein as “shares” and the trustees of each Fund are referred to herein as “Trustees.” BlackRock Advisors, LLC is the manager of each Fund and is referred to as “BlackRock” or the “Manager,” and the management agreement applicable to each Fund is referred to as the “Management Agreement.” The Investment Company Act of 1940, as amended, is referred to herein as the “Investment Company Act.” The Securities Act of 1933, as amended, is referred to herein as the “Securities Act.”  The Securities Exchange Act of 1934, as amended, is referred to herein as the “Exchange Act.”  The Securities and Exchange Commission is referred to herein as the “Commission” or the “SEC.”

BIF Money, BIF Government Securities, BIF Tax-Exempt and BIF Treasury as well as all of the BBIF Funds are “feeder” funds (each, a “Feeder Fund”) that invest all of their assets in a corresponding “master” portfolio (each, a “Master Portfolio”) of a master limited liability company organized in Delaware (each, a “Master LLC”), a fund that has the same objective and strategies as the applicable Feeder Fund. All investments will be made at the level of the Master LLC. This structure is sometimes called a “master/feeder” structure. A Feeder Fund’s investment results will correspond directly to the investment results of the underlying Master LLC in which it invests. For simplicity, unless the context otherwise requires, this SAI uses the terms “Fund” or “Feeder Fund” to include both a Feeder Fund and its Master LLC.

In addition to containing information about the Funds, Part II of this SAI contains general information about all funds in the BlackRock-advised fund complex. Certain information contained herein may not be relevant to the Funds.

Investment Risks and Considerations

Set forth below are descriptions of some of the types of investments and investment strategies that one or more of the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see each Fund’s Prospectus and the “Investment Objectives and Policies” section of Part I of this SAI for further information about each Fund’s investment policies and risks. Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified in Part I of this SAI as making each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s Statement of Additional Information and should not be relied upon by investors in that Covered Fund.

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Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of that Covered Fund’s Statement of Additional Information.

Bank Money Instruments. Certain Funds may invest in U.S. dollar-denominated obligations of U.S. and foreign depository institutions, including commercial and savings banks, savings and loan associations, and other institutions. Such obligations include but are not limited to certificates of deposit, bankers’ acceptances, time deposits, bank notes and deposit notes. For example, the obligations may be issued by (i) U.S. or foreign depository institutions, (ii) foreign branches or subsidiaries of U.S. depository institutions (“Eurodollar” obligations), (iii) U.S. branches or subsidiaries of foreign depository institutions (“Yankeedollar” obligations) or (iv) foreign branches or subsidiaries of foreign depository institutions. Eurodollar and Yankeedollar obligations and obligations of branches or subsidiaries of foreign depository institutions may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligations or by government regulation. Investments in obligations of foreign depository institutions and their foreign branches and subsidiaries will only be made if determined to be of comparable quality to other investments permissible for each Fund. BIF Money, BBIF Money and Retirement Reserves may invest only in Eurodollar obligations that, by their terms, are general obligations of the U.S. parent bank. BIF Money and BBIF Money may only invest in Yankeedollar obligations issued by U.S. branches or subsidiaries of foreign banks that are subject to state or Federal banking regulations in the U.S. and that by their terms are general obligations of the foreign parent. No Fund will invest more than 25% of its total assets (taken at market value at the time of each investment) in obligations of foreign depository institutions and their foreign branches and subsidiaries or in obligations of foreign branches or subsidiaries of U.S. depository institutions that are not backed by the U.S. parent. The Funds treat bank money instruments issued by U.S. branches or subsidiaries of foreign banks as obligations issued by domestic banks (not subject to the 25% limitation) if the branch or subsidiary is subject to the same bank regulation as U.S. banks.

Eurodollar and Yankeedollar obligations, as well as other obligations of foreign depository institutions and short term obligations issued by other foreign entities, may involve additional investment risks, including adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions that might adversely affect the repayment of principal and the payment of interest. The issuers of such obligations may not be subject to U.S. regulatory requirements. Foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the states in which they are located. There may be less publicly available information about a U.S. branch or subsidiary of a foreign bank or other issuer than about a U.S. bank or other issuer, and such entities may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. issuers. Evidence of ownership of Eurodollar and foreign obligations may be held outside the United States, and the Funds may be subject to the risks associated with the holding of such property overseas. Eurodollar and foreign obligations of the Funds held overseas will be held by foreign branches of each Fund’s custodian or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act.

The Manager will carefully consider the above factors in making investments in Eurodollar obligations, Yankeedollar obligations of foreign depository institutions and other foreign short term obligations, and will not knowingly purchase obligations that, at the time of purchase, are subject to exchange controls or withholding taxes. Generally, a Fund will limit its Yankeedollar investments to obligations of banks organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom or other industrialized nations.

Bank money instruments in which a Fund invests must be issued by depository institutions with total assets of at least $1 billion, except that a Fund may invest in certificates of deposit of smaller institutions if such certificates of deposit are Federally insured and if, as a result of such purchase, no more than 10% of total assets (taken at market value), are invested in such certificates of deposit.

Commercial Paper and Other Short Term Obligations. Commercial paper (including variable amount master demand notes and other variable rate securities, with or without forward features) refers to short term unsecured promissory notes issued by corporations, partnerships, trusts or other entities to finance short term credit needs and non-convertible debt securities (e.g., bonds and debentures) with no more than 397 days (13 months) remaining to maturity at the date of purchase. Short term obligations

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issued by trusts, corporations, partnerships or other entities include mortgage-related or asset-backed instruments, including pass-through certificates such as participations in, or bonds and notes backed by, pools of mortgage, automobile, manufactured housing or other types of consumer loans; credit card or trade receivables or pools of mortgage-backed or asset-backed securities. These structured financings will be supported by sufficient collateral and other credit enhancements, including letters of credit, insurance, reserve funds and guarantees by third parties, to enable such instruments to obtain the requisite quality rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”). Some structured financings also use various types of swaps, among other things, to issue instruments that have interest rate, quality or maturity characteristics necessary or desirable for a Fund. These swaps may include so-called credit default swaps that might depend for payment not only on the credit of a counterparty, but also on the obligations of another entity, the “reference entity.”

Cyber Security Issues. With the increased use of technologies such as the Internet to conduct business, each Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by a Fund’s adviser, sub-adviser(s) and other service providers (including, but not limited to, Fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds have established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by service providers to the Funds and issuers in which the Funds invest. The Funds and their shareholders could be negatively impacted as a result.

Foreign Bank Money Instruments. Foreign bank money instruments refer to U.S. dollar-denominated obligations of foreign depository institutions and their foreign branches and subsidiaries, such as, but not limited to, certificates of deposit, bankers’ acceptances, time deposits, bank notes and deposit notes. The obligations of such foreign depository institutions and their foreign branches and subsidiaries may be the general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. Such investments will only be made if determined to be of comparable quality to other investments permissible for a Fund. A Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in these obligations. Investments in foreign entities generally involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries.  See “Bank Money Instruments.”

Foreign Short Term Debt Instruments. Foreign short term debt instruments refer to U.S. dollar-denominated commercial paper and other short term obligations issued by foreign entities. Such investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. These investments generally involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries.  See “Bank Money Instruments.”

Forward Commitments. Certain Funds may purchase or sell money market securities on a forward commitment basis at fixed purchase terms. The purchase or sale will be recorded on the date a Fund enters into the commitment, and the value of the security will thereafter be reflected in the calculation of the Fund’s net asset value. The value of the security on the delivery date may be more or less than its purchase price. A Fund will segregate assets consisting of cash or liquid money market securities having a market value at all times at least equal to the amount of the forward purchase commitment. Although a Fund generally will enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Manager deems it appropriate to do so.

There can be no assurance that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than a Fund’s purchase price. The Fund may bear the risk

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of a decline in the value of the security in these transactions and may not benefit from appreciation in the value of the security during the commitment period.

Investment in Other Investment Companies. Each Fund may, subject to applicable law, invest in other investment companies (including investment companies managed by BlackRock and its affiliates), including money market funds and exchange traded funds (“ETFs”), which are typically open-end funds or unit investment trusts listed on a stock exchange. In accordance with the Investment Company Act, a Fund may invest up to 10% of its total assets in securities of other investment companies (measured at the time of such investment). In addition, under the Investment Company Act a Fund may not acquire securities of an investment company if such acquisition would cause the Fund to own more than 3% of the total outstanding voting stock of such investment company and a Fund may not invest in another investment company if such investment would cause more than 5% of the value of the Fund’s total assets to be invested in securities of such investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio.) In addition to the restrictions on investing in other investment companies discussed above, a Fund may not invest in a registered closed-end investment company if such investment would cause the Fund and other BlackRock-advised investment companies to own more than 10% of the total outstanding voting stock of such closed-end investment company. Pursuant to the Investment Company Act (or alternatively, pursuant to exemptive orders received from the Commission) these percentage limitations do not apply to investments in affiliated money market funds, and under certain circumstances, do not apply to investments in affiliated investment companies, including ETFs. In addition, many third-party ETFs have obtained exemptive relief from the Commission to permit unaffiliated funds (such as the Funds) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Fund may rely on these exemptive orders in investing in ETFs. Further, under certain circumstances a Fund may be able to rely on certain provisions of the Investment Company Act to invest in shares of unaffiliated investment companies beyond the statutory limits noted above, but subject to certain other statutory restrictions.

As with other investments, investments in other investment companies are subject to market and selection risk.

Shares of investment companies, such as closed-end fund investment companies, that trade on an exchange may at times be acquired at market prices representing premiums to their net asset values. In addition, investment companies held by a Fund that trade on an exchange could trade at a discount from net asset value, and such discount could increase while the Fund holds the shares. If the market price of shares of an exchange-traded investment company decreases below the price that the Fund paid for the shares and the Fund were to sell its shares of such investment company at a time when the market price is lower than the price at which it purchased the shares, the Fund would experience a loss.

In addition, if a Fund acquires shares in investment companies, including affiliated investment companies, shareholders would bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of such investment companies. Such expenses, both at the Fund level and acquired investment company level, would include management and advisory fees, unless such fees have been waived by BlackRock. Please see the relevant Fund’s Prospectus to determine whether any such management and advisory fees have been waived by BlackRock. Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies. Pursuant to guidance issued by the staff of the Commission, fees and expenses of money market funds used for the investment of cash collateral received in connection with loans of Fund securities are not treated as “acquired fund fees and expenses,” which are fees and expenses charged by other investment companies and pooled investment vehicles in which a Fund invests a portion of its assets.

To the extent shares of a Fund are held by an affiliated fund, the ability of the Fund itself to purchase other affiliated investment companies may be limited. In addition, a fund-of-funds (e.g., an investment company that seeks to meet its investment objective by investing significantly in other investment companies) may be limited in its ability to purchase affiliated underlying funds if such affiliated underlying funds themselves own shares of affiliated funds.

A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. The restrictions on investments in securities of investment companies set forth above may limit opportunities for a Fund to invest indirectly in certain developing countries.

Municipal Investments

Municipal Securities . Certain Funds invest primarily in a portfolio of short term municipal obligations issued by or on behalf of the states, their political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located

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in Puerto Rico, the U.S. Virgin Islands and Guam, the interest on which (and/or, in the case of property taxes, the value of which) is excludable, in the opinion of bond counsel to the issuer, from gross income for purposes of Federal income taxes and the applicable state’s income taxes (“State Taxes”). Obligations that pay interest that is excludable from gross income for Federal income tax purposes are referred to herein as “Municipal Securities,” and obligations that pay interest that is excludable from gross income for Federal income tax purposes and are exempt from the applicable State Taxes are referred to as “State Municipal Securities.” Unless otherwise indicated, references to Municipal Securities shall be deemed to include State Municipal Securities. Municipal Securities include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit. Such obligations are included within the term Municipal Securities if the interest paid thereon is excludable from gross income for Federal income tax purposes.

The two principal classifications of Municipal Securities are “general obligation” bonds and “revenue” or “special obligation” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Private activity bonds (or “industrial development bonds” under pre-1986 law) are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal and the payment of interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligation and the pledge, if any, of real and personal property so financed as security for such payment. In addition, private activity bonds may pay interest that is subject to the Federal alternative minimum tax. A Fund’s portfolio may include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of a state or municipality.

Yields on Municipal Securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issuer. The ability of a Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the Municipal Securities in which the Fund invests to meet their obligations for the payment of interest and the repayment of principal when due. There are variations in the risks involved in holding Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of holders of Municipal Securities and the obligations of the issuers of such Municipal Securities may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally, and such laws, if any, which may be enacted by Congress or state legislatures affecting specifically the rights of holders of Municipal Securities.

A Fund’s ability to distribute dividends exempt from Federal income tax will depend on the exclusion from gross income of the interest income that it receives on the Municipal Securities in which it invests. A Fund will only purchase a Municipal Security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of that security, that interest on such securities is excludable from gross income for Federal income tax purposes (the “tax exemption opinion”).

Events occurring after the date of issuance of the Municipal Securities, however, may cause the interest on such securities to be includable in gross income for Federal income tax purposes. For example, the Internal Revenue Code of 1986, as amended (the “Code”) establishes certain requirements, such as restrictions as to the investment of the proceeds of the issue, limitations as to the use of proceeds of such issue and the property financed by such proceeds, and the payment of certain excess earnings to the Federal government, that must be met after the issuance of the Municipal Securities for interest on such securities to remain excludable from gross income for Federal income tax purposes. The issuers and the conduit borrowers of the Municipal Securities generally covenant to comply with such requirements and the tax exemption opinion generally assumes continuing compliance with such requirements. Failure to comply with these continuing requirements, however, may cause the interest on such Municipal Securities to be includable in gross income for Federal income tax purposes retroactive to their date of issue.

In addition, the Internal Revenue Service (“IRS”) has an ongoing enforcement program that involves the audit of tax exempt bonds to determine whether an issue of bonds satisfies all of the requirements that must be met for interest on such bonds to be excludable from gross income for Federal income tax purposes. From time to time, some of the Municipal Securities held by a Fund may be the subject of such an audit by the IRS, and the IRS may determine that the interest on such securities is includable in gross income

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for Federal income tax purposes either because the IRS has taken a legal position adverse to the conclusion reached by the counsel to the issuer in the tax exemption opinion or as a result of an action taken or not taken after the date of issue of such obligation.

If interest paid on a Municipal Security in which a Fund invests is determined to be taxable subsequent to the Fund’s acquisition of such security, the IRS may demand that such Fund pay taxes on the affected interest income and, if the Fund agrees to do so, its yield could be adversely affected. If the interest paid on any Municipal Security held by a Fund is determined to be taxable, such Fund will dispose of the security as soon as practicable. A determination that interest on a security held by a Fund is includable in gross income for Federal or state income tax purposes retroactively to its date of issue may, likewise, cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exclusion for interest on Municipal Securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the ability of each Fund to pay “exempt-interest dividends” would be affected adversely and the Fund would re-evaluate its investment objectives and policies and consider changes in structure. See “Dividends and Taxes - Taxes.”

Municipal Securities - Derivative Products. Derivative Products are typically structured by a bank, broker-dealer or other financial institution. A Derivative Product generally consists of a trust or partnership through which a Fund holds an interest in one or more underlying bonds coupled with a right to sell (“put”) the Fund’s interest in the underlying bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). Typically, a Derivative Product is structured as a trust or partnership that provides for pass-through tax-exempt income. There are currently three principal types of derivative structures: (1) “Tender Option Bonds,” which are instruments that grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products,” in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating municipal money market interest rate; and (3) “Partnerships,” which allocate to the partners portions of income, expenses, capital gains and losses associated with holding an underlying bond in accordance with a governing agreement. A Fund may also invest in other forms of short term Derivative Products eligible for investment by money market funds.

Investments in Derivative Products raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of a Fund. For example, the tax-exempt treatment of the interest paid to holders of Derivative Products is premised on the legal conclusion that the holders of such Derivative Products have an ownership interest in the underlying bonds. Were the IRS or any state taxing authority to issue an adverse ruling or take an adverse position with respect to the taxation of Derivative Products, there is a risk that the interest paid on such Derivative Products or, in the case of property taxes, the value of such Fund to the extent represented by such Derivative Products, would be deemed taxable at the Federal and/or state level.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the note may not be fully repaid and a Fund may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short term financing needs. The lack of security presents some risk of loss to a Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors are paid out of the assets, if any, that remain.

Municipal Lease Obligations . Also included within the general category of State Municipal Securities are Certificates of Participation (“COPs”) issued by governmental authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. A Fund may not invest in illiquid lease obligations if such

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investments, together with all other illiquid investments, would exceed 5% of such Fund’s net assets. A Fund may, however, invest without regard to such limitation in lease obligations that the Manager, pursuant to guidelines adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or better by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”). Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement, such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

Municipal Securities - Short-Term Maturity Standards . All of the investments of a Fund in Municipal Securities will be in securities with remaining maturities of 397 days (13 months) or less. The dollar-weighted average maturity of each Fund’s portfolio will be 30  days or less. For purposes of this investment policy, an obligation will be treated as having a maturity earlier than its stated maturity date if such obligation has technical features that, in the judgment of the Manager, will result in the obligation being valued in the market as though it has such earlier maturity.

The maturities of Variable Rate Demand Obligations (“VRDOs”) (including Participating VRDOs) are deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the VRDOs on demand or (ii) the period remaining until the VRDO’s next interest rate adjustment. If not redeemed by a Fund through the demand feature, VRDOs mature on a specified date, which may range up to 30 years from the date of issuance. See “VRDOs and Participating VRDOs” below.

Municipal Securities - Quality Standards. A Fund’s portfolio investments in municipal notes and short term tax-exempt commercial paper will be limited to those obligations that are (i) secured by a pledge of the full faith and credit of the United States or (ii) rated, or issued by issuers that have been rated, in one of the two highest rating categories for short term municipal debt obligations by an NRSRO or, if not rated, of comparable quality as determined under procedures approved by the Trustees. A Fund’s investments in municipal bonds will be in issuers that have received from the requisite NRSROs a rating, with respect to a class of short term debt obligations that is comparable in priority and security with the investment, in one of the two highest rating categories for short term obligations or, if not rated, will be of comparable quality as determined under procedures approved by the Trustees. Certain tax-exempt obligations (primarily VRDOs and Participating VRDOs) may be entitled to the benefit of letters of credit or similar credit enhancements issued by financial institutions. In such instances, in assessing the quality of such instruments, the Trustees and the Manager will take into account not only the creditworthiness of the issuers, but also the creditworthiness and type of obligation of the financial institution. The type of obligation of the financial institution concerns, for example, whether the letter of credit or similar credit enhancement being issued is conditional or unconditional. Certain Funds also may purchase other types of municipal instruments if, in the opinion of the Trustees or the Manager (as determined in accordance with the procedures established by the Trustees), such obligations are equivalent to securities that have the ratings described above. For a description of debt ratings, see Appendix A —“Description of Bond Ratings.”

A Fund may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is federally insured. Preservation of capital is a prime investment objective of the Funds, and while the types of money market securities in which the Funds invest generally are considered to have low principal risk, such securities are not completely risk free. There is a risk of the failure of issuers or credit enhancers to meet their principal and interest obligations. With respect to repurchase agreements and purchase and sale contracts, there is also the risk of the failure of the parties involved to repurchase at the agreed-upon price, in which event each Fund may suffer time delays and incur costs or possible losses in connection with such transactions.

Municipal Securities - Other Factors. Management of the Funds will endeavor to be as fully invested as reasonably practicable in order to maximize the yield on each Fund’s portfolio. Not all short term municipal securities trade on the basis of same day settlements and, accordingly, a portfolio of such securities cannot be managed on a daily basis with the same flexibility as a portfolio of money market securities, which can be bought and sold on a same day basis. There may be times when a Fund has uninvested cash resulting from an influx of cash due to large purchases of shares or the maturing of portfolio securities. A Fund also may be required to maintain cash reserves or incur temporary bank borrowings to make redemption payments, which are made

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on the same day the redemption request is received. Such inability to be invested fully would lower the yield on such Fund’s portfolio.

Because certain Funds may at times invest a substantial portion of their assets in Municipal Securities secured by bank letters of credit or guarantees, an investment in a Fund should be made with an understanding of the characteristics of the banking industry and the risks that such an investment in such credit enhanced securities may entail. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and interest rates and fees that may be charged. The profitability of the banking industry is largely dependent on the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Furthermore, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Changes to the Code may limit the types and volume of securities qualifying for the Federal income tax exemption of interest; this may affect the availability of Municipal Securities for investment by the Funds, which could, in turn, have a negative impact on the yield of the portfolios. A Fund reserves the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in acquiring portfolio securities or otherwise, it is determined that it is not in the interests of the Fund’s shareholders to issue additional shares.

Single State Risk. Because certain Funds invest primarily in the Municipal Securities of a single state, each such Fund is more susceptible to factors adversely affecting issuers of Municipal Securities in such state than is a fund that is not concentrated in issuers of a single state’s State Municipal Securities to this degree. Because each Fund’s portfolio will be comprised primarily of short term, high quality securities, each Fund is expected to be less subject to market and credit risks than a fund that invests in longer term or lower quality State Municipal Securities.

A Fund may invest more than 25% of the value of its total assets in Municipal Securities that are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities such as, for example, securities the interest on which is paid from revenues of similar types of projects. As a result, each Fund may be subject to greater risk than funds that do not follow this practice.

VRDOs and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs (described below) may not be honored. The interest rates are adjustable at intervals (ranging from daily to one year) to some prevailing market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustment may be based upon the Public Securities Index or some other appropriate interest rate adjustment index. Each Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future that satisfy its short term maturity and quality standards.

Participating VRDOs provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from a financial institution upon a specified number of days’ notice, not to exceed seven days. In addition, a Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Fund would have an undivided interest in an underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit or issuing the repurchase commitment. Certain Funds have been advised by counsel that they should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is contemplated that no Fund will invest more than a limited amount of its total assets in Participating VRDOs. Neither BIF Tax-Exempt nor BBIF Tax-Exempt currently intends to invest more than 20% of its total assets in Participating VRDOs.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will, therefore, be subject to each Fund’s restrictions on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and be ultimately responsible for such determinations.

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Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), the VRDOs are not comparable to fixed rate securities. A Fund’s yield on VRDOs will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, a Fund’s yield on VRDOs will increase and its shareholders will have a reduced risk of capital depreciation.

Purchase of Securities with Fixed Price “Puts.” Certain Funds have authority to purchase fixed rate Municipal Securities and, for a price, simultaneously acquire the right to sell such securities back to the seller at an agreed-upon rate at any time during a stated period or on a certain date. Such a right is generally denoted as a fixed price put. Puts with respect to fixed rate instruments are to be distinguished from the demand or repurchase features of VRDOs and Participating VRDOs that enable certain Funds to dispose of such a security at a time when the market value of the security approximates its par value.

Repurchase Agreements and Purchase and Sale Contracts . Funds may invest in Taxable Securities (as defined below, see “Taxable Money Market Securities”) pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof that meets the creditworthiness standards adopted by the Board of Trustees. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement.  One common type of repurchase agreement a Fund may enter into is a “tri-party” repurchase agreement. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. In any repurchase transaction to which a Fund is a party, collateral for a repurchase agreement may include cash items and obligations issued by the U.S. Government or its agencies or instrumentalities.  Collateral, however, is not limited to the foregoing and may include, for example, obligations rated below the highest category by NRSROs.  Collateral for a repurchase agreement may also include securities that a Fund could not hold directly without the repurchase obligation.  Irrespective of the type of collateral underlying the repurchase agreement, the Fund must determine that a repurchase obligation with a particular counterparty involves minimal credit risk to the Fund and otherwise satisfies the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7 under the Investment Company Act.

In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under a repurchase agreement that is construed to be a collateralized loan, instead of the contractual fixed rate of return, the rate of return to a Fund will depend upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, a Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.  In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements, even if the underlying securities are tax-exempt securities, will not be considered tax-exempt interest.  From time to time, a Fund also may invest in money market securities pursuant to purchase and sale contracts. While purchase and sale contracts are similar to repurchase agreements, purchase and sale contracts are structured so as to be in substance more like a purchase and sale of the underlying security than is the case with repurchase agreements and, with purchase and sale contracts, the purchaser receives any interest on the security paid during the period of the contract.

Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Fund but are inherent in repurchase agreements. The Funds seek to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities.  If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold,

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pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall.  As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Reverse Repurchase Agreements . A Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to another party and agrees to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will segregate liquid assets with a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that (i) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase and (ii) the price of the securities sold may decline below the price at which the Fund is required to repurchase them. In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Rule 2a-7 Requirements. Rule 2a-7 under the Investment Company Act sets forth portfolio maturity, liquidity, diversification and quality requirements applicable to all money market funds.

Maturity. Each Fund is managed so that the dollar-weighted average maturity of all of its investments will be 60 days or less, and the dollar-weighted average life of all of its investments will be 120 days or less. In addition, the Funds will not acquire any instrument with a remaining maturity of greater than 397 days. The “dollar-weighted average maturity” of a Fund is the average amount of time until the issuers of the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of a debt security in a Fund, the more weight it gets in calculating this average. To calculate the dollar-weighted average maturity, the Fund may treat a variable or floating rate security under certain circumstances as having a maturity equal to the time remaining to the security’s next interest rate reset date rather than the security’s actual maturity. “Dollar-weighted average life” of a Fund’s portfolio is calculated without reference to the exceptions used in calculating the dollar-weighted average maturity for variable or floating rate securities regarding the use of interest rate reset dates.

Liquidity. Rule 2a-7 contains a “general liquidity requirement” that requires that each Fund hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of its obligations under section 22(e) of the Investment Company Act, and any commitments the Fund has made to shareholders. To comply with this general liquidity requirement, each Fund’s adviser or sub-adviser must consider factors that could affect the Fund’s liquidity needs, including characteristics of the Fund’s investors and their likely redemptions. Depending upon the volatility of its cash flows (particularly shareholder redemptions), this provision may require a Fund to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements discussed below. The Funds (other than Municipal Money Market Portfolio, BR State Funds, BIF State Funds, BIF Tax-Exempt and BBIF Tax-Exempt) will not acquire any security other than daily liquid assets unless, immediately following such purchase, at least 10% of its total assets would be invested in daily liquid assets. The Funds will not acquire any security other than weekly liquid assets unless, immediately following such purchase, at least 30% of its total assets would be invested in weekly liquid assets. “Daily liquid assets” include (i) cash; (ii) direct obligations of the U.S. Government; (iii) securities that will mature, as determined without reference to the maturity shortening provisions of Rule 2a-7 regarding interest rate readjustments, or are subject to a demand feature that is exercisable and payable within one business day; and (iv) amounts receivable and due unconditionally within one business day on pending sales of portfolio securities. “Weekly liquid assets” include (i) and (ii) above as well as (iii) U.S. Government securities issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress, that are issued at a discount to the principal amount to be repaid at maturity without provision for the payment of interest and have a remaining maturity of 60 days or less; (iv) securities that will mature, as determined without reference to the maturity shortening provisions of Rule 2a-7 regarding interest rate readjustments, or are subject to a demand feature that is exercisable and payable within five business days; and (v) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities. No Fund will invest more than 5% of the value of its total assets in securities that are illiquid (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund).

Portfolio Diversification and Quality . Rule 2a-7 under the Investment Company Act presently limits investments by each Fund (other than BR State Funds and BIF State Funds) in securities issued by any one issuer (except for, among others, securities issued by the U.S. Government, its agencies or instrumentalities or investments in First Tier Securities of a single issuer for certain temporary, limited purposes) ordinarily to not more than 5% of its total assets. In the case of BR State Funds and BIF State Funds, this restriction is applicable only with respect to 75% of a BR State Fund’s or a BIF State Fund’s total assets. When calculating the amount of its total assets invested in securities issued by any particular issuer, a Fund must treat as a single issuer two or more issuers of securities owned by the fund if one issuer controls the other, is controlled by the other issuer, or is under common control with the other issuer (as “control” is defined in Rule 2a-7). In the event of investments in securities that are Second Tier Securities (as defined in Rule 2a-7) issued by a single issuer, not more than 1⁄2 of 1% of the Fund’s total assets may be invested in such Second Tier Securities. For purposes of these diversification policies, investments in a repurchase agreement will be deemed to be an investment in the underlying securities so long as, among other

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criteria, the securities collateralizing the repurchase agreement consist of cash items and U.S. Government securities and the respective Fund’s adviser or sub-adviser has evaluated the seller’s creditworthiness. In addition, Rule 2a-7 requires that not more than 3% of each Fund’s total assets be invested in Second Tier Securities and that Second Tier Securities may only be purchased if they have a remaining maturity of 45 days or less at the time of acquisition, determined without reference to the maturity shortening provisions of Rule 2a-7 regarding interest rate readjustments.

Government Money Market Funds. A government money market fund invests at least 99.5% of its total assets in obligations of the U.S. government, including obligations of the U.S. Treasury and federal agencies and instrumentalities, as well as repurchase agreements collateralized by government securities. Under Rule 2a-7, a government money market fund may, but is not required to, impose liquidity fees and suspend redemptions. The Board of Directors has determined that each Fund that is a government money market fund will not be subject to the liquidity fees and redemption gates under Rule 2a-7.

Securities Lending . Each Fund may lend portfolio securities to certain borrowers determined to be creditworthy by BlackRock, including to borrowers affiliated with BlackRock. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loans of the particular Fund exceeds one-third of the value of such Fund’s total assets (including the value of the collateral received). A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Funds are compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by the Fund for such loans, and uninvested cash, may be invested, among other things, in a private investment company managed by an affiliate of the Manager or in registered money market funds advised by the Manager or its affiliates; such investments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. A Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by a Fund for securities loaned out by the Fund will not be considered qualified dividend income. The securities lending agent will take the tax effects on shareholders of this difference into account in connection with the Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income.

Structured Notes. Structured notes and other related instruments purchased by a Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). Issuers of structured notes include corporations and banks. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference measure. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by a Fund. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference measure.

Structured notes may be positively or negatively indexed, so the appreciation of the reference measure may produce an increase or a decrease in the interest rate or the value of the principal at maturity. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of reference measures. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

The purchase of structured notes exposes a Fund to the credit risk of the issuer of the structured product. Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities. The secondary market for structured notes could be illiquid making them difficult to sell when the Fund determines

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to sell them. The possible lack of a liquid secondary market for structured notes and the resulting inability of the Fund to sell a structured note could expose the Fund to losses and could make structured notes more difficult for the Fund to value accurately.

Taxable Money Market Securities. Certain Funds may invest in a variety of taxable money market securities (“Taxable Securities”). The Taxable Securities in which certain Funds may invest consist of U.S. Government securities, U.S. Government agency securities, domestic bank certificates of deposit and bankers’ acceptances, short term corporate debt securities such as commercial paper and repurchase agreements. These investments must have a maturity not in excess of 397 days (13 months) from the date of purchase.

The standards applicable to Taxable Securities in which certain Funds invest are essentially the same as those described above with respect to Municipal Securities. Certain Funds may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is federally insured.  Taxable Securities in which certain Funds may invest will be rated, or will be issued by issuers that have been rated, in one of the two highest rating categories for short term debt obligations by an NRSRO or, if not rated, will be of comparable quality as determined under procedures approved by the Trustees. Certain Funds will not invest in taxable short term money market securities.

U.S. Government Obligations . Examples of the types of U.S. Government obligations that may be held by certain Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), Federal Financing Bank, General Services Administration, The Co-operative Central Bank, Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Farm Credit System and Tennessee Valley Authority. Certain Funds may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such obligations of Ginnie Mae, Fannie Mae and Freddie Mac.

To the extent consistent with their respective investment objectives, the Funds may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. Government or its agencies, instrumentalities or U.S. Government sponsored enterprises. Not all U.S. Government obligations carry the same credit support. No assurance can be given that the U.S. Government would provide financial support to its agencies, instrumentalities or U.S. Government sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future.

In addition, certain Funds may invest in U.S. Treasury Floating Rate Notes (FRNs), which are two-year notes issued by the U.S. Treasury. The interest rate of an FRN changes over the life of the FRN and is the sum of an index rate and a spread. The index rate of an FRN is tied to the highest accepted discount rate of the most recent 13-week Treasury bill and is re-set every week. The spread is a rate applied to the index rate. The spread stays the same for the life of an FRN. The spread is determined at the auction where the FRN is first offered. The spread is the highest accepted discount margin in that auction. See also “Variable and Floating Rate Instruments” below.

Variable and Floating Rate Instruments. Certain Funds may purchase variable and floating rate instruments. Variable and floating rate instruments are subject to the credit quality standards described in the prospectuses. A Fund invests in variable or floating rate notes only when the Manager deems the investment to involve minimal credit risk. In some cases, the Funds may require that the obligation to pay the principal of the instrument be backed by a letter of credit or guarantee. Such instruments may carry stated maturities in excess of 13 months provided that the maturity-shortening provisions stated in Rule 2a-7 are satisfied. Although a particular variable or floating rate demand instrument may not be actively traded in a secondary market, in some cases, a Fund may be entitled to principal on demand and may be able to resell such notes in the dealer market.

Variable and floating rate instruments held by a Fund generally may have maturities of more than 13 months provided: (i) they are subject to a demand feature entitling the Fund to the payment of principal and interest within 13 months of exercise, unless the instrument is issued or guaranteed by the U.S. Government or its agencies and/or instrumentalities, and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 13 months.

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In determining a Fund’s weighted average portfolio maturity and whether a long-term variable rate demand instrument has a remaining maturity of 13 months or less, the instrument will be deemed by a Fund to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. In determining a Fund’s weighted average portfolio maturity and whether a long-term floating rate demand instrument has a remaining maturity of 13 months or less, the instrument will be deemed by a Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand. In addition, a variable or floating rate instrument issued or guaranteed by the U.S. Government or its agencies and/or instrumentalities will be deemed by a Fund to have a maturity equal to the period remaining until its next interest rate adjustment (in the case of a variable rate instrument) or one day (in the case of a floating rate instrument). Variable and floating rate notes are frequently rated by credit rating agencies, and their issuers must satisfy the Fund’s quality and maturity requirements. If an issuer of such a note were to default on its payment obligation, the Fund might be unable to dispose of the note because of the absence of an active secondary market and might, for this or other reasons, suffer a loss.

When Issued Securities, Delayed Delivery Securities and Forward Commitments. A Fund may purchase or sell securities that it is entitled to receive on a when issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment (including on a “TBA” (to be announced) basis). These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. When a Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

Pursuant to recommendations of the Treasury Market Practices Group, which is sponsored by the Federal Reserve Bank of New York, beginning January 1, 2014, a Fund or its counterparty generally will be required to post collateral when entering into certain forward-settling transactions, including without limitation TBA transactions.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities. The Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.

If deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

When a Fund engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Diversification Status

Each Fund’s investments will be limited in order to allow the Fund to continue to qualify as a regulated investment company (“RIC”) under the Code. To qualify, among other requirements, each Fund will limit its investments so that at the close of each quarter of the taxable year (i) at least 50% of the market value of each Fund’s total assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or

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similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income). For purposes of this restriction, the BIF State Funds, BIF Tax-Exempt, BBIF Tax-Exempt, BR State Funds and Municipal Money Market Portfolio generally will regard each state and each of its political subdivisions, agencies or instrumentalities, and each multi-state agency of which the state is a member as a separate issuer. Each public authority that issues securities on behalf of a private entity generally will also be regarded as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity, then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Board of Trustees of BR State Funds, Municipal Money Market Portfolio, BIF Multi-State Municipal Series Trust, BIF Tax-Exempt and BBIF Tax-Exempt to the extent necessary to comply with changes to the Federal tax requirements. See “Dividends and Taxes — Taxes.”

Each Fund other than the BR State Funds and the BIF State Funds has elected to be classified as “diversified” under the Investment Company Act. Each Fund must also satisfy the diversification requirements set forth in Rule 2a-7. Because the BR State Funds and the BIF State Funds must satisfy the diversification requirements set forth in Rule 2a-7 such Funds will thereby be deemed to be diversified under the Investment Company Act.

Management and Other Service Arrangements

Trustees and Officers

See Part I, Section III “Information on Trustees and Officers — Biographical Information,” “—Share Ownership” and “—Compensation of Trustees” of each Fund’s SAI for biographical and certain other information relating to the Trustees and officers of your Fund, including Trustees’ compensation.

Management Arrangements

Management Services. The Manager provides each Fund with investment advisory and management services. Subject to the supervision of the Board of Trustees, the Manager is responsible for the actual management of a Fund’s portfolio and reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of each Fund.

Each Feeder Fund invests all or a portion of its assets in shares of a Master Portfolio. To the extent a Feeder Fund invests all of its assets in a Master Portfolio, it does not invest directly in portfolio securities and does not require management services. For such Feeder Funds, portfolio management occurs at the Master Portfolio level.

Management Fee. Each Fund has entered into a management agreement with the Manager pursuant to which the Manager receives for its services to the Fund monthly compensation at an annual rate based on the average daily net assets of the Fund. For information regarding specific fee rates for your Fund and the fees paid by your Fund to the Manager for the Fund’s last three fiscal years or other applicable periods, see Part I, Section IV “Management, Advisory and Other Service Arrangements” of each Fund’s SAI. Each Management Agreement obligates the Manager to provide investment advisory services and to pay, or cause an affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Manager is also obligated to pay, or cause an affiliate to pay, the fees of all officers and Trustees of the Fund who are affiliated persons of the Manager or any affiliate.

For Funds that do not have an administration agreement with the Manager, each Management Agreement obligates the Manager to provide management services and to pay all compensation of and furnish office space for officers and employees of a Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Trustees of the Fund who are interested persons of the Fund. Each Fund pays all other expenses incurred in the operation of that Fund, including among other things: taxes; expenses for legal and auditing services; costs of preparing, printing and mailing proxies, shareholder reports, prospectuses and statements of additional information, except to the extent paid by BlackRock Investments, LLC (the “Distributor” or “BRIL”), charges of the custodian and sub-custodian, and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses

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of Trustees who are not interested persons of a Fund as defined in the Investment Company Act; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Certain accounting services are provided to each Fund by State Street Bank and Trust Company (“State Street”) or BNY Mellon Investment Servicing (US) Inc.(“BNY Mellon”) pursuant to an agreement between State Street or BNY Mellon and each Fund. Each Fund pays a fee for these services. In addition, the Manager provides certain accounting services to each Fund and the Fund pays the Manager a fee for such services. The Distributor pays certain promotional expenses of the Funds incurred in connection with the offering of shares of the Funds. Certain expenses are financed by each Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares — Distribution Plans.”

Organization of the Manager. The Manager, BlackRock Advisors, LLC, is a Delaware limited liability company and an indirect, wholly owned subsidiary of BlackRock, Inc.

Duration and Termination. Unless earlier terminated as described below, each Management Agreement will remain in effect from year to year if approved annually (a) by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund and (b) by a majority of the Trustees who are not parties to such agreement or interested persons (as defined in the Investment Company Act) of any such party. The Management Agreements are not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

Other Service Arrangements

Administrative Services and Administrative Fee. Certain Funds have entered into an administration agreement (the “Administration Agreement”) with an administrator identified in the Fund’s Prospectus and Part I of the Fund’s SAI (each, an “Administrator”). For its services to a Fund, the Administrator receives monthly compensation at the annual rate set forth in each applicable Fund’s Prospectus. For information regarding any administrative fees paid by your Fund to the Administrator for the periods indicated, see Part I, Section IV “Management, Advisory and Other Service Arrangements” of that Fund’s SAI.

For Funds that have an Administrator, the Administration Agreement obligates the Administrator to provide certain administrative services to the Fund and to pay, or cause its affiliates to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Administrator is also obligated to pay, or cause its affiliates to pay, the fees of those officers and Trustees of the Fund who are affiliated persons of the Administrator or any of its affiliates.

Duration and Termination of Administration Agreement. Unless earlier terminated as described below, each Administration Agreement will continue from year to year if approved annually (a) by the Board of Trustees of each applicable Fund or by a vote of a majority of the outstanding voting securities of such Fund and (b) by a majority of the Trustees of the Fund who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

Transfer Agency Services . Each Fund has entered into an agreement with a transfer agent identified in the Fund’s Prospectus and Part I of the Fund’s SAI, pursuant to which the transfer agent is responsible for the issuance, transfer, and redemption of shares and the opening and maintenance of shareholder accounts. Each Fund pays a fee for these services.

See Part I, Section IV “Management, Advisory and Other Service Arrangements — Transfer Agency Services” of each Fund’s SAI.

Independent Registered Public Accounting Firm. The Audit Committee of each Fund, the members of which are non-interested Trustees of the Fund, has selected an independent registered public accounting firm for that Fund that audits the Fund’s financial statements. Please see the inside back cover page of your Fund’s Prospectus and Part I, Section IX “Additional Information” of each Fund’s SAI for information on your Fund’s independent registered public accounting firm.

Custodian Services. The name and address of the custodian (the “Custodian”) of each Fund appears on the inside back cover page of the Fund’s Prospectus. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. The Custodian is

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authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories.

Accounting Services . Each Fund has entered into an agreement with State Street Bank and Trust Company (“State Street”), pursuant to which State Street provides certain accounting and administrative services to the Fund. Each Fund pays a fee for these services. State Street provides similar accounting services to the Master LLCs. The Manager or the Administrator also provides certain accounting services to each Fund and each Fund reimburses the Manager or the Administrator for these services.

See Part I, Section IV “Management, Advisory and Other Service Arrangements — Accounting Services” of each Fund’s SAI for information on the amounts paid by your Fund and, if applicable, Master LLC, to State Street, the Manager and/or the Administrator for the periods indicated.

Distribution Expenses. Each Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of each class of shares of the Fund (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of each class of shares of the Funds. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of these documents used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above. See Part I, Section V “Distribution Related Expenses” of each Fund’s SAI for information on the fees paid by your Fund for the periods indicated.

Disclosure of Portfolio Holdings

The Boards of Trustees of each Fund and the Board of Directors of the Manager have each approved Portfolio Information Distribution Guidelines (the “Guidelines”) regarding the disclosure of the Fund’s portfolio securities, as applicable, and other portfolio information. The purpose of the Guidelines is to ensure that (i) shareholders and prospective shareholders of the Funds have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third-party data providers) have access to such information no more frequently than shareholders and prospective shareholders.

Pursuant to the Guidelines, each Fund and the Manager may, under certain circumstances as set forth below, make selective disclosure with respect to a Fund’s portfolio characteristics and portfolio holdings. Each Board of Trustees has approved the adoption by the Fund of the Guidelines, and employees of the Manager are responsible for adherence to the Guidelines. The Board of Trustees provides ongoing oversight of the Fund’s and Manager’s compliance with the Guidelines.

Disclosure of material non-public information (“Confidential Information”) about a Fund’s portfolio is prohibited, except as provided in the Guidelines. Information that is non-material or that may be obtained from public sources (i.e., information that has been publicly disclosed via a filing with the Commission (e.g., fund annual report), through a press release or placement on a publicly-available internet website, or information derived or calculated from such public sources ) shall not be deemed Confidential Information.

Confidential Information relating to a Fund may not be distributed to persons not employed by BlackRock unless the Fund has a legitimate business purpose for doing so.

Portfolio Characteristics and Holdings Disclosure Schedule. Portfolio characteristics and portfolio holdings may be disclosed in accordance with the below schedule .

•	Portfolio Characteristics: Portfolio characteristics include, but are not limited to, sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the fund held, average market capitalization, capitalization range, ROE, P/E, P/B, P/CF, P/S, and EPS. Additional characteristics specific to money market funds include, but are not limited to, historical daily and weekly liquid assets (as defined under Rule 2a-7) and historical fund net inflows and outflows.

•	Portfolio Holdings: Portfolio holdings include, but are not limited to, issuer name, CUSIP, ticker symbol, total shares and market value for equity portfolios and issuer name, CUSIP, ticker symbol, coupon, maturity current face value and market value for fixed income portfolios. Other information that will be treated as portfolio holdings for purposes of the Guidelines includes but is not limited to quantity, SEDOL, market price, yield,

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WAL , duration and convexity as of a specific date. For derivatives, indicative data may also be provided, including but not limited to, pay leg, receive leg, notional amount, reset frequency, and trade counterparty. Risk related information (e.g. value at risk, standard deviation) will be treated as portfolio holdings .

Open-End Mutual Funds (Excluding Money Market Funds)
Time Periods (Calendar Days)
	Prior to 5 Calendar Days After Month-End	5-20 Calendar Days After Month-End	20 Calendar Days After Month-End To Date of Public Filing
Portfolio Holdings	Cannot disclose without non-disclosure or confidentiality agreement and Chief Compliance Officer (“CCO”) approval.		May disclose to shareholders, prospective shareholders, intermediaries, consultants and third-party data providers (e.g., Lipper, Morningstar and Bloomberg), except with respect to Global Allocation funds* (whose holdings may be disclosed 40 calendar days after quarter-end based on the applicable fund’s fiscal year end). If portfolio holdings are disclosed to one party, they must also be disclosed to all other parties requesting the same information.
Portfolio Characteristics	Cannot disclose without non- disclosure or confidentiality agreement and CCO approval*,**	May disclose to shareholders, prospective shareholders, intermediaries, consultants and third-party data providers (e.g., Lipper, Morningstar and Bloomberg). If portfolio characteristics are disclosed to one party, they must also be disclosed to all other parties requesting the same information.

* Global Allocation: For purposes of portfolio holdings, Global Allocation funds include BlackRock Global Allocation Fund, Inc., BlackRock Global Allocation Portfolio of BlackRock Series Fund, Inc. and BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. Information on certain portfolio characteristics of BlackRock Global Allocation Portfolio and BlackRock Global Allocation V.I. Fund are available, upon request, to insurance companies that use these funds as underlying investments (and to advisers and sub-advisers of funds invested in BlackRock Global Allocation Portfolio and BlackRock Global Allocation V.I. Fund) in their variable annuity contracts and variable life insurance policies on a weekly basis (or such other period as may be determined to be appropriate). Disclosure of such characteristics of these two funds constitutes a disclosure of Confidential Information and is being made for reasons deemed appropriate by BlackRock and in accordance with the requirements set forth in the Guidelines.

** Strategic Income Opportunities: Information on certain portfolio characteristics of the Strategic Income Opportunities Portfolio may be made available to shareholders, prospective shareholders, intermediaries, consultants and third party data providers, upon request on a more frequent basis as may be deemed appropriate by BlackRock from time-to-time.

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Money Market Funds
Time Periods (Calendar Days)
	Prior to 5 Calendar Days After Month-End	5 Calendar Days After Month-End to Date of Public Filing
Portfolio Holdings

Cannot disclose without non-disclosure or confidentiality agreement and CCO approval except the following portfolio holdings information may be released as follows:

  Weekly portfolio holdings information released on the website at least one business day after week-end.
  Other information as may be required under Rule 2a-7 (e.g., name of issuer, category of investment, principal amount, maturity dates, yields).
May disclose to shareholders, prospective shareholders, intermediaries, consultants and third-party data providers. If portfolio holdings are disclosed to one party, they must also be disclosed to all other parties requesting the same information .
Portfolio Characteristics

Cannot disclose without non-disclosure or confidentiality agreement and CCO approval except the following information may be released on the Fund’s website daily:

  Historical net asset values per share (“NAVs”) calculated based on market factors (e.g., marked to market)
  Percentage of fund assets invested in daily and weekly liquid assets (as defined under Rule 2a-7)
  Daily net inflows and outflows
  Yields, SEC yields, WAM, WAL, current assets
  Other information as may be required by Rule 2a-7
May disclose to shareholders, prospective shareholders, intermediaries, consultants and third-party data providers. If portfolio characteristics are disclosed to one party, they must also be disclosed to all other parties requesting the same information.

Guidelines for Confidential and Non-Material Information. Confidential Information may be disclosed to the Fund’s Board of Trustees and its counsel, outside counsel for the Fund, the Fund’s auditors and to certain third-party service providers (i.e., fund administrator, custodian, proxy voting service) for which a non-disclosure or confidentiality agreement is in place with such service providers. With respect to Confidential Information, the Fund’s CCO or his or her designee may authorize the following, subject in the case of (ii) and (iii) to a confidentiality or non-disclosure arrangement:

(i) the preparation and posting of the Fund’s portfolio holdings and/or portfolio characteristics to its website on a more frequent basis than authorized above;

(ii) the disclosure of the Fund’s portfolio holdings to third-party service providers not noted above; and

(iii) the disclosure of the Fund’s portfolio holdings and/or portfolio characteristics to other parties for legitimate business purposes.

Fact Sheets and Reports

•	Fund Fact Sheets are available to shareholders, prospective shareholders, intermediaries and consultants on a monthly or quarterly basis no earlier than the fifth calendar day after the end of a month or quarter.

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•	Money Market Performance Reports are available to shareholders, prospective shareholders, intermediaries and consultants by the tenth calendar day of the month (and on a one day lag for certain institutional funds). They contain monthly money market Fund performance, rolling 12-month average and benchmark performance.

Other Information. The Guidelines shall also apply to other Confidential Information of a Fund such as performance attribution analyses or security-specific information (e.g., information about Fund holdings where an issuer has been downgraded, been acquired or declared bankruptcy).

Data on NAVs, asset levels (by total Fund and share class), accruals, yields, capital gains, dividends and fund returns (net of fees by share class) are generally available to shareholders, prospective shareholders, consultants, and third-party data providers upon request, as soon as such data is available.

Contact Information . For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors should call the number set out on the back cover of the Prospectus.

Compensation. Neither a Fund, a service provider nor any of their affiliated persons (as that term is defined in the Investment Company Act) shall receive compensation in any form in connection with the disclosure of information about such Fund’s portfolio securities.

Ongoing Arrangements. The Manager has entered into ongoing agreements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

1.  Funds’ Boards of Trustees and, if necessary, Independent Trustees’ counsel and Fund counsel.

2.  Funds’ transfer agent

3.  Funds’ Custodian

4.  Funds’ Administrator, if applicable.

5.  Funds’ independent registered public accounting firm.

6.  Funds’ accounting services provider

7.  Independent rating agencies — Morningstar, Inc., Lipper Inc., S&P, Moody’s, Fitch

8.  Information aggregators — Markit on Demand, Thomson Financial and Bloomberg, eVestments Alliance, Informa/PSN Investment Solutions, Crane Data, and iMoneyNet

9.  Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.

10.  Consultants for pension plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC, Mercer Investment Consulting, Callan Associates, Brockhouse & Cooper, Cambridge Associates, Morningstar/Investorforce, Russell Investments (Mellon Analytical Solutions) and Wilshire Associates.

11.  Pricing Vendors — Reuters Pricing Service, Bloomberg, FT Interactive Data (FT IDC), ITG, Telekurs Financial, FactSet Research Systems Inc., JP Morgan Pricing Direct (formerly Bear Stearns Pricing Service), Standard and Poor’s Security Evaluations Service, Lehman Index Pricing, Bank of America High Yield Index, Loan Pricing Corporation (LPC), LoanX, Super Derivatives, iBOXX Index, Barclays Euro Gov’t Inflation-Linked Bond Index, JPMorgan Emerging & Developed Market Index, Reuters/WM Company, Nomura BPI Index, Japan Securities Dealers Association, Valuation Research Corporation and Murray, Devine & Co., Inc.

12.  Portfolio Compliance Consultants — Oracle/i-Flex Solutions, Inc.

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13. Third-party feeder funds — Hewitt Money Market Fund, Hewitt Series Fund, Hewitt Financial Services LLC, Homestead, Inc., Transamerica, State Farm Mutual Fund and Sterling Capital Funds, and their respective boards, sponsors, administrators and other service providers.

14. Affiliated feeder funds — BlackRock Cayman Prime Money Market Fund, Ltd. and BlackRock Cayman Treasury Money Market Fund Ltd., and their respective boards, sponsors, administrators and other service providers.

15. Other — Investment Company Institute, Mizuho Asset Management Co., Ltd. and Nationwide Fund Advisors.

With respect to each such arrangement, each Fund has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Funds, the Manager and their affiliates do not receive any compensation or other consideration in connection with such arrangements.

The Funds and the Manager monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Fund’s and Manager’s Code of Ethics — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit — the Manager’s compliance personnel under the supervision of the Fund’s CCO , monitor the Manager’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Manager maintains an internal restricted list to prevent trading by the personnel of the Manager or its affiliates in securities — including securities held by the Funds — about which the Manager has Confidential Information. There can be no assurance, however, that the Funds’ policies and procedures with respect to the selective disclosure of portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.

Potential Conflicts of Interest

The PNC Financial Services Group, Inc. (“PNC”) has a significant economic interest in BlackRock, Inc., the parent of BlackRock Advisors, LLC, the Funds’ investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the Investment Company Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively referred to in this section as “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), with respect to the Funds and/or other accounts managed by BlackRock or PNC, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock, PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

When BlackRock and its Affiliates seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable.

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In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliates or Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund may be restricted from purchasing or selling securities or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to BlackRock or one or more Affiliates or other accounts managed or advised by BlackRock or its Affiliates for clients worldwide , and/or the internal policies of BlackRock and its Affiliates designed to comply with such requirements . As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates, or, to the extent permitted by the Commission, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the

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transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates on an arms-length basis.

One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.

When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Fund’s creditworthiness.

Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter (“OTC”) transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to

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traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock or its Affiliates may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its Affiliates reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

It is possible that a Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or in which an Affiliate makes a market. A Fund also may invest in securities of companies to which an Affiliate provides or may some day provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit a Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund. As indicated below, BlackRock or its Affiliates may engage in transactions with companies in which BlackRock-advised funds or other clients have an investment.

BlackRock and Chubb Limited (“Chubb "), a public company whose securities are held by BlackRock-advised funds and other accounts, partially funded the creation of a re-insurance company (“Re Co”) pursuant to which each has approximately a 9.9% ownership interest and each has representation on the board of directors. Certain employees and executives of BlackRock have a less than 1/2 of 1% ownership interest in Re Co. BlackRock manages the investment portfolio of Re Co, which is held in a wholly-owned subsidiary. Re Co participates as a reinsurer with reinsurance contracts underwritten by subsidiaries of Chubb . An independent director of certain BlackRock-advised funds also serves as an independent director of Chubb and has no interest or involvement in the Re Co transaction.

BlackRock and its Affiliates, their personnel and other financial service providers have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds

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or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Determination of Net Asset Value” in this SAI, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Funds’ Board of Trustees . When determining an asset’s “fair value,” BlackRock seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.

BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BRIL and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information about obtaining documents on the Commission’s website may be obtained by calling the Commission at (800) SEC-0330. Each Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the Commission. These transactions would be affected in circumstances in which

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BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making, advisory or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. In addition, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of a Fund, particularly where such services result in BlackRock obtaining material non-public information about the company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Funds may purchase securities or instruments that are issued by such companies, are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock or its Affiliates are directors or officers of the issuer.

In certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, there may be limits on the aggregate amount invested by Affiliates (including BlackRock) for their proprietary accounts and for client accounts (including the Funds) that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions. As a result, BlackRock on behalf of its clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Funds), taking into consideration benchmark weight and investment strategy. When ownership in certain securities nears an applicable threshold, BlackRock may limit purchases in such securities to the issuer’s weighting in the applicable benchmark used by BlackRock to manage the Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.

In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.

BlackRock and its Affiliates may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates may not serve as Authorized Participants in the creation and redemption of iShares exchange- traded funds, but may serve as authorized participants of third-party ETFs .

The custody arrangement described in “Management and Other Service Arrangements” may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Funds. This is because the custody arrangements with the Funds’ custodian may have the effect of reducing custody fees when the Funds leave cash balances uninvested. When a Fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the Fund. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for Funds with expense caps in order to offset fund custody fees that BlackRock might otherwise reimburse. However, BlackRock’s portfolio managers do

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not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.

BlackRock or its Affiliates own or have an ownership interest in certain trading, portfolio management, operations and/or information systems used by Fund service providers. These systems are, or will be, used by a Fund service provider in connection with the provision of services to accounts managed by BlackRock and funds managed and sponsored by BlackRock, including the Funds, that engage the service provider (typically the custodian). A Fund’s service provider remunerates BlackRock or its Affiliates for the use of the systems. A Fund service provider’s payments to BlackRock or its Affiliates for the use of these systems may enhance the profitability of BlackRock and its Affiliates. BlackRock’s or its Affiliates’ receipt of fees from a service provider in connection with the use of systems provided by BlackRock or its Affiliates may create an incentive for BlackRock to recommend that a Fund enter into or renew an arrangement with the service provider.

  Present and future activities of BlackRock and its Affiliates, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

Purchase of Shares

Each Fund offers its shares without a sales charge at a price equal to the net asset value next determined after a purchase order becomes effective. Each Fund attempts to maintain a net asset value per share of $1.00. Share purchase orders are effective on the date Federal Funds become available to a Fund. If Federal Funds are available to a Fund prior to the determination of net asset value on any business day, the order will be effective on that day. Shares purchased will begin accruing dividends on the day following the date of purchase. Federal Funds are a commercial bank’s deposits in a Federal Reserve Bank and can be transferred from one member bank’s account to that of another member bank on the same day and thus are considered to be immediately available funds. Any order may be rejected by a Fund or the Distributor.

Shareholder Services

Each Fund offers a number of shareholder services described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services and copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from each Fund, by calling the telephone number on the cover page to Part I of your Fund’s SAI, or from the Distributor.  The types of shareholder service programs offered to shareholders include: Investment Account; Fee-Based Programs; Automatic Investment Plan; Accrued Monthly Payout Plan; Systematic Withdrawal Plan; and Retirement and Education Savings Plans.

Purchase of Shares by all Investors other than Cash Management Account® (“CMA”) service (or other Merrill Lynch central asset account program) Subscribers, Working Capital Management Account® (“WCMA”) service (or other Merrill Lynch business account program) Subscribers and Shareholders of Retirement Reserves

The minimum initial purchase is $5,000 and the minimum subsequent purchase is $1,000, except that lower minimums apply in the case of purchases made under certain retirement plans. Each Fund may, at its discretion, establish reduced minimum initial and subsequent purchase requirements with respect to various types of accounts. For pension, profit sharing, individual retirement and certain other retirement plans, including self-directed retirement plans for which Merrill Lynch acts as passive custodian and the various retirement plans available from the Distributor, the minimum initial purchase is $100 and the minimum subsequent purchase is $1. The minimum initial or subsequent purchase requirements may be waived for certain employer-sponsored retirement or savings plans, such as tax-qualified retirement plans within the meaning of Section 401(a) of the Code, deferred compensation plans within the meaning of Section 403(b) and Section 457 of the Code, other deferred compensation arrangements, Voluntary Employee Benefits Association plans, and non-qualified After Tax Savings and Investment programs, maintained on the Merrill Lynch Group Employee Services system. For accounts advised by banks and registered investment advisers, the minimum initial purchase is $300 and the minimum subsequent purchase is $100.

If you are not a CMA service (or other Merrill Lynch central asset account program) subscriber, you may purchase shares of a BIF Fund directly through the Fund’s transfer agent in the manner described below under “Methods of Payment—Payment to the Transfer Agent.” Shareholders of the BIF Funds who do not subscribe to the CMA service (or other Merrill Lynch central asset account program) will not pay the applicable program fee, and will not receive any of the services available to program subscribers such as the card/check account or automatic investment of free cash balances.

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Methods of Payment

Payment Through Securities Dealers. You may purchase shares of a Fund through securities dealers, including Merrill Lynch, who have entered into selected dealer agreements with the Distributor. In such a case, the dealer will transmit payment to the Fund on your behalf and will supply the Fund with the required account information. Generally, purchase orders placed through Merrill Lynch will be made effective on the day the order is placed. Merrill Lynch has an order procedure pursuant to which you can have the proceeds from the sale of listed securities invested in shares of a Fund on the day you receive the proceeds in your Merrill Lynch securities accounts. If you have a free cash balance (i.e., immediately available funds) in securities accounts of Merrill Lynch, your funds will not be invested in a Fund until the day after the order is placed with Merrill Lynch. Shareholders of the BIF Funds not subscribing to the CMA service (or other Merrill Lynch central asset account program) can purchase shares of a CMA fund only through the Fund’s transfer agent.

Payment by Wire . If you maintain an account directly with the Fund’s transfer agent, you may invest in a Fund through wire transmittal of Federal Funds to the Fund’s transfer agent. A Fund will not be responsible for delays in the wiring system. Payment should be wired to Bank of America, 1401 Elm Street, Dallas, Texas 75202. You should give your financial institution the following wiring instructions: ABA #026009593 Merrill Lynch Money Markets, DDA #3756240690 . The wire should identify the name of the Fund, and should include your name and account number. Failure to submit the required information may delay investment. We urge you to make payment by wire in Federal Funds. If you do not maintain an account directly with the Fund’s transfer agent, you should contact your financial adviser.

Payment to the Transfer Agent . Payment made by check may be submitted directly by mail or otherwise to the Fund’s transfer agent. Purchase orders by mail should be sent to Financial Data Services, Inc., P.O. Box 40486, Jacksonville, Florida 32203-0486. Purchase orders sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. If you are opening a new account, you must enclose a completed Purchase Application. If you are an existing shareholder, you should enclose the detachable stub from a monthly account statement. Checks should be made payable to the Distributor. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Payments for the accounts of corporations, foundations and other organizations may not be made by third party checks. Since there is a three day settlement period applicable to the sale of most securities, delays may occur when an investor is liquidating other investments for investment in one of the Funds.

Purchases of Shares of U.S.A. Government Money Through Merrill Lynch Plans

Shares of U.S.A. Government Money are also offered to participants in certain retirement plans for which Merrill Lynch acts as custodian (“Custodial Plans”). Shares of the Fund are no longer available for purchase in an individual retirement account (“IRA”), individual retirement rollover account (“IRRA®"), Roth individual retirement account (“Roth IRA”), simplified employee pension plan (“SEP”), simple retirement account (“SRA”) and Coverdell Education Savings Accounts (“ESAs”) (formerly known as “Education IRAs”) established after December 6, 1999. Accounts opened prior to December 6, 1999 may continue to purchase shares as set forth below. Accounts for the Retirement Selector Account (“RSA”) or the BasicSM Plans may continue to purchase shares of the Fund, regardless of the date the account was established. Information concerning the establishment and maintenance of Custodial Plans and investments by Custodial Plan accounts is contained in the Custodial Plan documents available from Merrill Lynch.

Special purchase procedures apply in the case of the Custodial Plans. The minimum initial purchase for participants in Custodial Plans is $100, and the minimum subsequent purchase is $1. In addition, participants in certain of the Custodial Plans may elect to have cash balances in their Custodial Plan account automatically invested in the Fund. Cash balances of participants who elect to have funds automatically invested in U.S.A. Government Money will be invested as follows: Cash balances arising from the sale of securities held in the Custodial Plan account that do not settle on the day of the transaction (such as most common and preferred stock transactions) become available to the Fund and will be invested in shares of the Fund on the business day following the day that proceeds with respect thereto are received in the Custodial Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Custodial Plan account settling on a same day basis and from principal repayments on debt securities held in the account become available to the Fund and will be invested in shares of the Fund on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the Custodial Plan account or from a contribution to

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the Custodial Plan are invested in shares of the Fund on the business day following the date the payment is received in the Custodial Plan account.

If you do not elect to have cash balances automatically invested in shares of U.S.A. Government Money you may enter a purchase order through your financial adviser or service representative.

Purchase of Shares by CMA Service Subscribers

Merrill Lynch Programs. Shares of the BIF Funds are offered to participants in the CMA service, to participants in certain other Merrill Lynch central asset account programs and to individual investors maintaining accounts directly with the Funds’ transfer agent. If you participate in the CMA service, you generally will have free cash balances invested in shares of the Fund you designated as the primary investment account (“Money Account”) as described below. The primary Money Account for CMA service subscribers is the Merrill Lynch Bank Deposit Program (described below). Certain clients may qualify to choose the BIF Tax-Exempt or BIF State Funds as their primary Money Account.

You may also elect to have free cash balances invested in individual deposit accounts pursuant to the Insured Savings Account or in one or more bank deposit accounts at Bank of America, N.A. and/or Bank of America California, N.A. (the “Merrill Lynch Bank Deposit Program”), FDIC insured depository institutions. For more information about these alternatives, you should contact your financial adviser.

If you subscribe to the CMA service, you have the option to change the designation of your Money Account at any time by notifying your financial adviser. At that time, you may instruct your financial adviser to redeem shares of a Fund designated as the Money Account and to transfer the proceeds to the newly designated Money Account. Each BIF Fund has reserved the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in obtaining portfolio securities, it is determined that it is not in the interests of the BIF Fund’s shareholders to issue additional shares. If sales of shares of BIF Tax-Exempt are suspended and you have designated this Fund as your Money Account, you may designate one of the BIF State Funds (if available) as the Money Account and vice versa. Alternatively, you may designate the Merrill Lynch Bank Deposit Program as your Money Account. Pending such an election, Merrill Lynch will consider various alternatives with respect to automatic investments for such accounts, including the investment of free cash balances in such accounts in an account at the Merrill Lynch Banking Advantage Program.

Automatic Purchases

(BIF Tax-Exempt and BIF State Funds): Where offered, free cash balances in a program account are automatically invested in shares of the Fund designated as your Money Account not later than the first business day of each week on which the New York Stock Exchange (the “NYSE”) or New York banks are open, which normally will be Monday. Free cash balances from the following transactions will be invested automatically prior to the automatic weekly sweeps on the next business day following receipt of the proceeds: (i) proceeds from the sale of securities that do not settle on the day of the transaction (such as most common and preferred stock transactions) and from principal repayments on debt securities, (ii) from the sale of securities settling on a same day basis; and (iii) free cash balances of $1,000 or more arising from cash deposits into a subscriber’s account, dividend and interest payments or any other source unless such balance results from a cash deposit made after the cashiering deadline of the Merrill Lynch office in which the deposit is made. In that case, the resulting free cash balances are invested on the second following business day. If you wish to make a cash deposit, you should contact your Merrill Lynch financial adviser for information concerning the local office’s cashiering deadline. Free cash balances of less than $1,000 are invested in shares in the automatic weekly sweep.

(All BIF Funds except for BIF Tax-Exempt Funds): In limited circumstances, free cash balances in certain Merrill Lynch central asset account programs may be swept into BIF Money; however, generally new cash balances in program accounts will be swept automatically into one or more bank deposit accounts established through the Merrill Lynch Bank Deposit Program chosen by the participant as his or her Money Account. Debits in CMA accounts will be paid from balances in BIF Money, BIF Government Securities and BIF Treasury until those balances are depleted. Free cash balances in CMA accounts electing the tax-exempt sweep options will continue to be swept into one of the BIF Tax-Exempt Funds.

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Manual Purchases (All BIF Funds): If you subscribe to the CMA service, you may make manual investments of $1,000 or more through your financial adviser at any time in shares of a BIF Fund not selected as your Money Account. Manual purchases take effect on the day following the day the order is placed by Merrill Lynch with the Fund, except that orders involving cash deposits made on the date of a manual purchase take effect on the second business day thereafter, if they are placed with the Fund after the cashiering deadline of the Merrill Lynch office in which the deposit is made. As a result, if you enter manual purchase orders that include cash deposits made on that day after the cashiering deadline, you will not receive the daily dividend which you would have received had your order been entered prior to the deadline. In addition, manual purchases of $500,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal Funds wire in the proper amount are met. If you desire further information on this method of purchasing shares, you should contact your financial adviser.

All purchases of Fund shares and dividend reinvestments will be confirmed to CMA service (or other Merrill Lynch central asset account program) subscribers (rounded to the nearest share) in the monthly transaction statement provided by Merrill Lynch.

Working Capital Management Account®. The Working Capital Management Account® (“WCMA”) financial service (“WCMA service”) for corporations and other businesses provides participants a securities account (which includes all the features of a regular CMA account) plus optional lines of credit and other features. The WCMA service has sweep features and annual participation fees different from those of a CMA account. A brochure describing the WCMA service as well as information concerning charges for participation in the program is available from Merrill Lynch.

Participants in the WCMA service are able to manually invest funds in certain designated BIF Funds. Checks and other funds transmitted to a WCMA service account generally will be applied in the following order: (i) to the payment of pending securities transactions or other charges in the participant’s securities account, (ii) to reduce outstanding balances in the lines of credit available through such program and (iii) to purchase shares of the designated BIF Fund. To the extent not otherwise applied, funds transmitted by Federal Funds wire or an automated clearinghouse service will be invested in shares of the designated BIF Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA service account from the sale of securities will be invested in the designated BIF Fund as described above. The amount received in a WCMA service account prior to the cashiering deadline of the Merrill Lynch office in which the deposit is made will be invested on the second business day following Merrill Lynch’s receipt of the check. Redemptions of BIF Fund shares will be effected as described below under “Redemption of Shares — Redemption of Shares by CMA Service Subscribers — Automatic Redemptions” to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA service subscribers. WCMA service subscribers that have a line of credit will, however, be permitted to maintain a minimum BIF Fund balance. For subscribers who elect to maintain such a balance, debits from check use will be satisfied through the line of credit so that such balance is maintained.

However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.

From time to time, Merrill Lynch also may offer certain BIF Funds to participants in other Merrill Lynch-sponsored programs. Some or all of the features of the CMA service may not be available in such programs and program participation and other fees may be higher. You can obtain more information on the services and fees associated with such programs by contacting your financial adviser.

Purchase of Shares of BBIF Funds by WCMA Service Subscribers

Eligibility. Shares of the BBIF Funds are offered to certain subscribers in the WCMA service and in certain other Merrill Lynch business account programs. WCMA service or other business account program subscribers generally will have available cash balances invested in the Fund designated by the subscriber as the primary investment account (the “Primary Money Account”). A subscriber also may elect to manually invest cash balances into certain other money market funds or individual money market accounts pursuant to the Insured Savings AccountSM.

The WCMA service and certain other Merrill Lynch business account programs have sweep features and annual participation fees different from those of a CMA account.

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Purchases of shares of a BBIF Fund designated as the Primary Money Account will be made pursuant to the automatic or manual purchase procedures described below.

BBIF Tax-Exempt has reserved the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in obtaining portfolio securities, it is determined that it is not in the interests of the Fund’s shareholders to issue additional shares. If sales of shares of BBIF Tax-Exempt are suspended, a shareholder who has designated such Fund as its Primary Money Account will be permitted to designate another eligible money fund (if available) as the primary account.

Subscribers in the WCMA service or other business account program have the option to change the designation of their Primary Money Account at any time by notifying their Merrill Lynch financial adviser. At that time, a subscriber may instruct its financial adviser to redeem shares of a BBIF Fund designated as the Primary Money Account and to transfer the proceeds to the share class that the subscriber is eligible to own in the newly-designated Primary Money Account.

Automatic Purchases. The delay with respect to the automatic investment of cash balances in a subscriber’s account in shares of the Fund designated as the subscriber’s Primary Money Account is determined by the subscriber’s WCMA service or other business account program tier assignment. For further information regarding the timing of sweeps for each tier, a subscriber should consult with its Merrill Lynch financial adviser or the relevant service account agreement and program description.

Manual Purchases . Subscribers in the WCMA service or other business account program may make manual investments of $1,000 or more at any time in shares of a BBIF Fund not selected as that investor’s Primary Money Account. Manual purchases shall be effective on the day following the day the order is placed with Merrill Lynch, except that orders involving cash deposits made on the date of a manual purchase shall become effective on the second business day thereafter if they are placed after the cashiering deadline of the Merrill Lynch office in which the deposit is made. As a result, WCMA service or other business account program subscribers who enter manual purchase orders that include cash deposits made on that day after such cashiering deadline will not receive the daily dividend which would have been received had their orders been entered prior to the deadline. In addition, manual purchases of $1,000,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal Funds wire in the proper amount are met. A WCMA service or other business account program subscriber desiring further information on this method of purchasing shares should contact its Merrill Lynch financial adviser.

All purchases of the BBIF Funds’ shares and dividend reinvestments will be confirmed to WCMA service or other business account program subscribers (rounded to the nearest share) in the monthly transaction statement.

BBIF Multiple Class Structure. Each BBIF Fund offers four share classes, each with its own ongoing fees, expenses and other features. A subscriber must be eligible to own a particular class of shares. Reference is made to “Account Information— BBIF Multiple Class Structure” and “—How to Choose the Share Class that Best Suits Your Needs” in the Prospectus for certain information with respect to the eligibility requirements to own Class 1, Class 2, Class 3 and Class 4 shares of each BBIF Fund.

Each Class 1, Class 2, Class 3 or Class 4 share of a BBIF Fund represents an identical interest in that Fund and has the same rights, except that each class of shares bears to a different degree the expenses of the service fees and distribution fees and the additional incremental transfer agency costs resulting from the conversion of shares. See “Account Information— BBIF Multiple Class Structure” and “—How to Choose the Share Class that Best Suits Your Needs” in the Prospectus. The distribution fees and service fees that are imposed on each class of shares, are imposed directly against that class and not against all assets of the BBIF Fund and, accordingly, the differing fee rate for each class does not affect the net asset value or have any impact on any other class of shares. Dividends paid by a BBIF Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that service fees and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class may be subject to monthly automatic conversions. See “Your Account — BBIF Multiple Class Structure” in the Prospectus.

WCMA subscribers should understand the purpose and function of different fee rates with respect to each class, which is to provide for the financing of the distribution of each class of shares of the BBIF Funds. Class 4 shares bear the lowest service and distribution fees because larger accounts cost less to service and distribute and those economies are passed on to the subscriber. Class 1 shares bear the highest service and distribution fees because smaller accounts cost more to service and distribute and there are fewer economies to pass on to the subscriber. The distribution-related revenues paid with respect to a class will not be used to

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finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

Purchase of Shares of Retirement Reserves

Purchases of Retirement Reserves shares by pension, profit-sharing and annuity plans are made by the trustee or sponsor of such plan by payments directly to Merrill Lynch.

Retirement Reserves offers two classes of shares, Class I and Class II shares. Each Class I and Class II share of the Fund represents an identical interest in the investment portfolio of the Fund, except that Class II shares bear the expenses of the ongoing distribution fees.

Class I shares of Retirement Reserves are offered to certain Custodial Plans with an active custodial retirement account as of September 30, 1998, any Custodial Plan purchasing shares of the Fund through a Merrill Lynch fee-based program, certain independent pension, profit-sharing, annuity and other qualified plans, and qualified tuition programs established under Section 529 of the Code (collectively, the “Plans”).

Class II shares are offered to any Plan that did not have an active custodial retirement account as of September 30, 1998 and does not otherwise qualify to purchase Class I shares.

There are nine types of Custodial Plans: (1) a traditional IRA, (2) a Roth IRA, (3) an IRRA®, (4) a SEP, (5) an SRA, (6) a BasicSM (Keogh Plus) profit sharing plan and (7) a BasicSM (Keogh Plus) money purchase pension plan (together with the profit sharing plan, the “BasicSM Plans”), (8) a 403(b)(7) RSA, and (9) an education account. Although the amount that may be contributed to a Plan account in any one year is subject to certain limitations, assets already in a Plan account may be invested in the Fund without regard to such limitations.

If you are considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another securities dealer or other financial intermediary, you should be aware that if the firm will not take delivery of shares of Retirement Reserves, you must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at Merrill Lynch for those shares.

Plan Investments. If you are a Plan participant, an investment in shares of Retirement Reserves can be made as follows:

•	If participants elect to have their contributions invested in the Fund, the contributions will be invested automatically on the business day following the date they are received in the account. There will be no minimum initial or subsequent purchase requirement pursuant to these types of plans. The amount that may be contributed to a Plan in any one year is subject to certain limitations under the Code; however, assets already in a Plan account may be invested without regard to such limitations on contributions. Cash balances of less than $1.00 will not be invested.

•	Participants in Custodial Plans who opened their accounts prior to December 6, 1999 had two options concerning cash balances that may arise in their accounts. First, participants could have elected to have such balances automatically invested on a daily basis in shares of the Fund or, in some cases, in another money market mutual fund advised by the Manager. Second, participants (except for RSAs) could have elected to have such balances deposited in an FDIC-insured money market account with one or more commercial banks. After December 6, 1999, certain Custodial Plan accounts no longer have the first option for cash balances.

•	Participants who have elected to have cash balances automatically invested in the Fund will have such funds invested as follows: cash balances arising from the sale of securities held in the Plan account that do not settle on the day of the transaction (such as most common and preferred stock transactions) will be invested in shares of the Fund on the business day following the day that the proceeds are received in the Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Plan account settling on a same day basis and from principal repayments on debt securities held in the account will be invested in shares of the Fund on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the Plan account or from a contribution to the Plan are invested in shares of the Fund on the business day following the date the payment is received in the Plan account.

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All purchases and redemptions of Fund shares and dividend reinvestments are confirmed (rounded to the nearest share) to participants in Plans in the monthly or quarterly statement sent to all participants in these Plans. The Fund and the Distributor have received an exemptive order from the Commission that permits the Fund to omit sending out more frequent confirmations with respect to certain transactions. These transactions include purchases resulting from automatic investments in shares of the Fund and redemptions that are effected automatically to purchase other securities that the participant has selected for investment in his account. Shareholders who are not participants in the Plans receive quarterly statements reflecting all purchases, redemptions and dividend reinvestments of Fund shares.

You should read materials concerning the Plans, including copies of the Plans and the forms necessary to establish a Plan account, which are available from Merrill Lynch. You should read such materials carefully before establishing a Plan account and should consult with your attorney or tax advisor to determine if any of the Plans are suited to your needs and circumstances. The laws applicable to the Plans, including the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the Code, are complex and include a variety of transitional rules, which may be applicable to some investors. These laws should be reviewed by your attorney to determine their applicability. You are further advised that the tax treatment of the Plans under applicable state law may vary.

Purchase of Shares of Summit Cash Reserves

Exchange Privilege. Investor A shareholders of Summit Cash Reserves who acquired their shares upon an exchange from Investor A or Institutional Shares of certain affiliated funds will have an exchange privilege with Investor A or Institutional Shares of certain affiliated funds. Shareholders may exchange Investor A Shares of the Fund for Institutional Shares of one of the affiliated funds if the shareholder holds any Institutional Shares of that affiliated fund in the account in which the exchange is to be made at the time of the exchange or is otherwise eligible to purchase Institutional Shares of such affiliated fund. Otherwise Investor A Shares will automatically be purchased.

Eligible institutional investors include: employees of BlackRock, Merrill Lynch, PNC and Directors of any BlackRock-advised funds; customers of broker-dealers and agents that have established a servicing relationship with the Fund on behalf of their customers; investors who currently own Institutional Shares in a shareholder account are entitled to purchase additional Institutional Shares of the Fund in that account; institutional and individual retail investors with a minimum investment of $2 million; certain qualified retirement plans; investors in selected fee based programs; registered investment advisers with a minimum investment of $250,000; Trust departments of PNC Bank and Merrill Lynch Trust Company and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; (iii) act as custodian for at least $2 million in assets; unaffiliated banks, thrifts or trust companies that have agreements with a Distributor; and holders of certain Merrill Lynch sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of the Fund.

If a holder of Investor A Shares of the Fund subsequently exchanges back into the same class of shares of the original affiliated fund it will do so without paying any sales charge. If a holder of Investor A Shares of the Fund exchanges into Investor A or Institutional Shares of another affiliated fund, the holder will be required to pay a sales charge equal to the difference, if any, between the sales charge previously paid on the shares of the original affiliated fund and the sales charge payable at the time of the exchange on the shares of the new affiliated fund.

Investor B shareholders of the Fund who acquired their shares upon an exchange from Investor B or Investor C Shares of certain affiliated funds will have an exchange privilege with Investor B or Investor C Shares of certain affiliated funds. A holder of Investor B Shares of the Fund may subsequently exchange back into the original affiliated fund. When a shareholder exchanges Investor B or Investor C Shares of an affiliated fund for Investor B Shares of the Fund, the period of time that the shareholder holds the Investor B Shares of the Fund will count towards satisfaction of the holding period requirement for purposes of reducing the CDSC relating to the Investor B or Investor C Shares acquired upon exchange of the Investor B Shares of the Fund. With respect to exchanges of Investor B Shares of an affiliated fund into Investor B Shares of the Fund, the period of time the Investor B Shares of the affiliated fund are held will count towards satisfaction of the conversion period (the length of time until the Investor B Shares acquired upon exchange of the Investor B Shares of the Fund are automatically converted into Investor A Shares). Conversely, the period of time that a shareholder has held the shares of an affiliated fund or a fund participating in the Exchange Program will

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count towards the satisfaction of the conversion period under which Investor B Shares of the Fund convert to Investor A Shares of the Fund.

If Investor B Shares are redeemed from the Fund and not exchanged into shares of an affiliated fund, a CDSC will be charged to the extent it would have been charged on a redemption of shares from the original affiliated fund.

It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares are distributed by the Distributor.

Under the exchange privilege, exchanges are made on the basis of the relative net asset values of the shares being exchanged. Shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the affiliated funds. For purposes of the exchange privilege, dividend reinvestment shares shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the shares on which the dividend was paid. Based on this formula an exchange of Investor A Shares of the Fund for Investor A or Institutional Shares of an affiliated fund generally will require the payment of a sales charge equal to the difference, if any, between the sales charge previously paid on the Institutional or Investor A Shares originally exchanged for Investor A Shares of the Fund and the sales charge that may be payable at the time of the exchange on the Institutional or Investor A Shares of the affiliated fund to be acquired.

Exchange Program. The Fund participates in an exchange program with certain non-money market open-end management investment companies that are (i) distributed by a selected securities dealer that is an affiliate of the Distributor, (ii) not affiliated funds, and (iii) not distributed by the Distributor (each referred to as a “Participating Fund”) (the “Exchange Program”). Exchanges may be made into Investor A or Investor B Shares of the Fund at net asset value without the imposition of a front-end sales charge (“sales charge”) or CDSC. Shares of a Participating Fund that are subject to a sales charge will be exchanged for Investor A Shares of the Fund without the imposition of a sales charge. The holder of Investor A Shares of the Fund may subsequently either exchange back into the same class of shares of the Participating Fund without incurring any sales charge or exchange into shares of another Participating Fund subject to a sales charge in the same fund complex as the original Participating Fund by remitting an amount equal to the difference, if any, between the sales charge previously paid on the shares of the original Participating Fund and the sales charge payable at the time of the exchange on the shares of the new Participating Fund.

Exchanges may be made into Investor B Shares of the Fund at net asset value without the imposition of a sales charge. Shares of Participating Funds subject to a CDSC will be exchanged for Investor B Shares of the Fund without the payment of a CDSC that might otherwise be due on redemption of the Participating Fund shares. The holder of such Investor B Shares of the Fund may subsequently either exchange back into the same class of shares of the Participating Fund or exchange into shares of another Participating Fund in the same fund complex as the original Participating Fund. Upon such exchange, the holder of the Investor B Shares of the Fund will receive credit toward reduction of the CDSC that would have been due on the Participating Fund shares for the time period during which the Investor B Shares of the Fund were held. This period of time will also count towards satisfaction of any conversion period applicable to the Participating Fund shares. If holders of the Investor B Shares of the Fund redeem those shares instead of exchanging back into shares of the original Participating Fund or of another Participating Fund in the same fund complex, CDSC payments, if any, will be assessed based upon the combined holding period for the Participating Fund shares and the Fund shares.

The Participating Funds may impose administrative and/or redemption fees on an exchange transaction with the Fund. There will be no sales charge on exchange transactions into the Fund. The Exchange Program may be modified or terminated at any time in accordance with the rules of the Commission.

A Participating Fund may modify or terminate the terms of its involvement in the Exchange Program at any time in accordance with the rules of the Commission.

Before effecting an exchange, shareholders of the Fund should obtain a currently effective prospectus of the affiliated fund or participating Fund into which the exchange is to be made for information regarding the fund and for further details regarding such exchange.

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To effect an exchange, shareholders should contact their financial adviser, selected securities dealer or other financial intermediary, who will advise the Fund of the exchange, or write to the Fund’s transfer agent requesting that the exchange be effected. Shareholders of Participating Funds and certain affiliated funds with shares for which certificates have not been issued may effect an exchange by wire through their securities dealers. The Exchange Program or the exchange privilege may be modified or terminated at any time in accordance with the rules of the Commission. There is currently no limitation on the number of times a shareholder may effect an exchange into the Fund either through the exchange privilege or the Exchange Program; however, the Fund reserves the right to limit the number of times an investor may effect an exchange. Certain Participating Funds and affiliated funds may suspend the continuous offering of their shares at any time and thereafter may resume such offering from time to time. The Exchange Program and the exchange privilege are available only to U.S. shareholders in states where the exchange legally may be made.

An exchange pursuant to the exchange privilege or pursuant to the Exchange Program is treated as a sale of the exchanged shares and a purchase of the new shares for Federal income tax purposes. In addition, an exchanging shareholder of any of the funds may be subject to backup withholding unless such shareholder certifies under penalty of perjury that the taxpayer identification number on file with any such fund is correct, and that he or she is not otherwise subject to backup withholding. See “Dividends and Taxes — Taxes.”

Purchase of Shares of BlackRock Funds Portfolios

Each of the BlackRock Funds Portfolios has authorized one or more brokers and/or financial institutions (“Authorized Persons”) to receive on its behalf purchase and redemption orders that are in “good form” in accordance with the policies of those Authorized Persons. Such Authorized Persons are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf, and the Fund will be deemed to have received a purchase or redemption order when an Authorized Persons or, if applicable, such Authorized Person’s authorized designee, receives the order. Such customer orders will be priced at a Portfolio’s net asset value next computed after they are received by an Authorized Person or such Authorized Person’s authorized designee. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Investor Shares

Purchase of Shares. The minimum investment for the initial purchase of shares is $1,000, except that the minimum is $250 for certain fee-based retirement programs and $100 for qualified employee benefit plans; there is a $50 minimum for subsequent investments. Purchases through the Automatic Investment Plan are subject to a lower initial purchase minimum. In addition, the minimum initial investment for employees of the Fund, the Fund’s Manager, sub-advisor, BRIL or transfer agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

Purchases Through Brokers. It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. Generally, if payment is not received within the period described in the prospectuses, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders. Orders of less than $500 may be mailed by a broker to the transfer agent.

Other Purchase Information. Shares of each Fund are sold on a continuous basis by BRIL as distributor. BRIL maintains its principal offices at 40 East 52nd Street, New York, New York 10022. Purchases may be effected on weekdays on which the NYSE is open for business (a “Business Day”). Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund. No certificates will be issued for shares. Payments for shares of a Fund may, in the discretion of the Fund’s Manager, be made in the form of securities that are permissible investments for that Fund. The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Fund at any time.

Shareholder Features

Exchange Privilege. Unless an exemption applies, a front-end sales charge will be charged in connection with exchanges of Investor A Shares of a BlackRock Fund Portfolio for Investor A Shares of one of the non-money market portfolios of the Trust

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(each a “Non-Money Market Portfolio”). Exchanges of Investor B or Investor C Shares of a Fund for Investor B or Investor C Shares of a Non-Money Market Portfolio of the Trust will be exercised at NAV. However, a CDSC will be charged in connection with the redemption of the Investor B or Investor C Shares of the Non-Money Market Portfolio received in the exchange.

Investor A Shares of Funds that were (1) acquired through the use of the exchange privilege and (2) can be traced back to a purchase of shares in one or more investment portfolios of the Fund for which a sales charge was paid, can be exchanged for Investor A Shares of a Fund subject to a sales charge.

A shareholder wishing to make an exchange may do so by sending a written request to the Fund at the following address: BlackRock, P.O. Box 9819, Providence, RI 02940-8019. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. To add this feature to an existing account that previously did not provide this option, a request must be made in writing or by telephone. Once this election has been made, the shareholder may simply contact the Fund by telephone at (800) 441-7762 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests in writing.

If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below. In order to participate in the Automatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor’s residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange. Brokers may charge a fee for handling exchanges.

Each Fund reserves the right to suspend, modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required. Each Fund reserves the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders. Each Fund, the Administrators and BRIL will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund, the Trust, the administrators and BRIL will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures.

By use of the exchange privilege, the investor authorizes the Fund’s transfer agent to act on telephonic or written exchange instructions from any person representing him- or herself to be the investor and believed by the Fund’s transfer agent to be genuine. The records of the Fund’s transfer agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days’ notice to affected shareholders. The exchange privilege is only available in states where the exchange may legally be made.

The redemption of shares of one Fund and the subsequent investment in another Fund generally will be treated as two separate transactions. Therefore, a front-end sales charge will be imposed (unless an exemption applies) on the purchase of Investor A or Investor A1 Shares of a Non-Money Market Portfolio with the proceeds of a redemption of Investor Shares of a BlackRock Funds Portfolio. In addition, when Investor Shares of a BlackRock Funds Portfolio are redeemed and the proceeds are used to purchase Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares of a Non-Money Market Portfolio, a contingent deferred sales charge will be imposed (unless an exemption applies) when the Investor B Shares or Investor C Shares of the Non-Money Market Portfolio are redeemed.

Automatic Investment Plan (“AIP”). Certain shareholders may arrange for periodic investments in a Fund through automatic deductions from a checking or savings account by completing the AIP Application which may be obtained from the Fund at (800) 441-7762, or online at www.blackrock.com/funds. The minimum pre-authorized investment amount is $50 per Fund.

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Systematic Withdrawal Plan (“SWP”). Each BlackRock Funds Portfolio offers a Systematic Withdrawal Plan to shareholders who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Fund. Shareholders may elect to receive automatic cash payments of $50 or more at any interval. You may choose any day for the withdrawal. If no day is specified, the withdrawals will be processed on the 25th day of the month or, if such day in not a Business Day, on the prior Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the Systematic Withdrawal Plan Application Form which may be obtained by calling the Fund or by visiting our website at www.blackrock.com/funds.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Fund, or by calling the Fund at (800) 441-7762.

For this reason, a shareholder may not participate in the Automatic Investment Plan (see “Services for Shareholders—Automatic Investment Plan” in the Fund’s Prospectus) and the Systematic Withdrawal Plan at the same time.

Dividend Allocation Plan. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the BlackRock Funds Portfolio or any Eligible Fund (which includes the Fund and other funds as designated by BRIL from time to time) automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

Institutional Shares

Purchase of Shares. Employees of BlackRock, directors, trustees and officers of the funds advised by BlackRock and accounts managed for their benefit and employees and directors of BlackRock, The PNC Financial Services Group, Inc., Merrill Lynch, Barclays PLC or their respective affiliates, may buy Institutional Shares of the Fund without regard to any existing minimum investment requirements. The Fund may in its discretion waive or modify the minimum investment amount, may reject any order for Institutional Shares and may suspend and resume the sale of shares of any Fund at any time.

Institutional Shares of the Funds may be purchased by customers of broker-dealers and agents which have established a servicing relationship with the Fund on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Fund shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Fund shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4:00 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund. If payment for a purchase order is not received by the prescribed time, an investor may be liable for any resulting losses or expenses incurred by the Fund.

DCC&S. Qualified Plans may be able to invest in shares of the BlackRock Funds Portfolios through the Defined Contribution Clearance and Settlement System (“DCC&S”) of the National Securities Clearing Corporation. Institutions qualifying to trade on DCC&S include broker/dealers, trust companies and third party administrators. Please contact the Fund for information on agreements, procedures, sales charges and fees related to DCC&S transactions.

Distribution and/or Shareholder Servicing Plans

Each Fund has entered into a distribution agreement with BlackRock Investments, LLC (previously defined as the “Distributor”) under which the Distributor, as agent, offers shares of each Fund on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. The Distributor’s principal business address is 40 East 52nd Street, New York, NY 10022. The Distributor is an affiliate of BlackRock.

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Each Fund has adopted a shareholder servicing plan and/or a distribution plan or plans (in the case of Retirement Reserves, with respect to Class II shares only and with respect to Summit Cash Reserves with respect to Investor B Shares only) (each, a “Distribution Plan”) in compliance with Rule 12b-1 under the Investment Company Act. Each Fund other than Retirement Reserves and the BBIF Funds is authorized to pay the Distributor a fee at an annual rate based on the average daily net asset value of Fund accounts maintained through the Distributor. Retirement Reserves pays the Distributor a fee at an annual rate based on the average daily net assets attributable to Class II shares maintained through the Distributor. The Distribution Plan for each class of shares of the BBIF Funds provides that the Funds pay the Distributor a service fee relating to the shares of the relevant class, accrued daily and paid monthly, at an annual rate based on the average daily net assets of a BBIF Fund attributable to Class 1, Class 2, Class 3 and Class 4 shares. The service fee is not compensation for the administrative and operational services rendered to shareholders by affiliates of the Manager that are covered by any other agreement between each Fund and the Manager. Each class has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which service and/or distribution fees are paid. The fee paid by each Fund other than Retirement Reserves and the BBIF Funds compensates the Distributor for providing, or arranging for the provision of, shareholder servicing and sales and promotional activities and services with respect to shares of each Fund. The Distributor then determines, based on a number of criteria, how to allocate such fee among financial advisers, selected dealers and affiliates of the Distributor. The fee paid by Retirement Reserves compensates the Distributor for the expenses associated with marketing activities and services related to Class II shares. The BBIF Distribution Plans for the Class 1, Class 2, Class 3 and Class 4 shares each provide that a Fund also pays the Distributor a distribution fee based on the average daily net assets of the Fund attributable to the shares of the relevant class. These fees are set forth in the BBIF Fund Prospectus.

Each Fund’s Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of a Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and the related class of shareholders. In approving a Distribution Plan in accordance with Rule 12b-1, the non-interested Trustees concluded that there is reasonable likelihood that the Distribution Plan will benefit the Fund and its related class of shareholders.

Each Distribution Plan provides that, so long as the Distribution Plan remains in effect, the non-interested Trustees then in office will select and nominate other non-interested Trustees. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of a Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders. All material amendments are required to be approved by the vote of Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that each Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years of which should be stored in an easily accessible place.

Among other things, each Distribution Plan provides that the Trustees will review quarterly reports of the shareholder servicing and/or distribution expenditures paid to the Distributor. With respect to each Fund other than BlackRock Funds Portfolios, Retirement Reserves and Summit Cash Reserves, in the event that the aggregate payments received by the Distributor under the Distribution Plan in any year exceeds the amount of the distribution and shareholder servicing expenditures incurred by the Distributor, the Distributor is required to reimburse the Fund the amount of such excess. With respect to Retirement Reserves, payments under the Class II Distribution Plan are based on a percentage of average daily net assets attributable to Class II shares, regardless of the amount of expenses incurred. As a result, the distribution related revenues from the Distribution Plan with respect to Retirement Reserves may be more or less than distribution related expenses of the Class II shares. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration on a quarterly basis. Distribution-related expenses consist of financial adviser compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses and interest expense. With respect to Retirement Reserves, the distribution-related revenues paid with respect to one class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

See Part I, Section V “Distribution Related Expenses” of each Fund’s SAI for information relating to the fees paid by your Fund to the Distributor under each Distribution Plan during the Fund’s most recent fiscal year.

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Limitations on the Payment of Asset Based Sales Charges. The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee borne by each class of shares in the case of the BBIF Funds, and Class II shares in the case of Retirement Reserves. The maximum sales charge rule limits the aggregate of distribution fee payments payable by a Fund to (i) 7.25% of eligible gross sales of the applicable shares (excluding shares issued pursuant to dividend reinvestments and exchanges), plus (ii) interest on the unpaid balance for the applicable shares at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee).

In the case of the BBIF Funds, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the “voluntary maximum”) is 7.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, a BBIF Fund will not make further payments of the distribution fee with respect to its shares; however, a BBIF Fund will continue to make payments of the service fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances, payment in excess of the amount payable under the NASD formula will not be made.

Other Distribution Arrangements. In the case of the BlackRock Funds Portfolios, the BlackRock Funds Portfolios and BlackRock have entered into distribution agreements with UBS AG whereby UBS AG may, in certain circumstances, sell shares of certain BlackRock Funds Portfolios in certain jurisdictions. The level of payments made to UBS AG in any year for the sale and distribution of shares of a BlackRock Funds Portfolio will vary and normally will not exceed the sum of the service fee payable on the assets attributable to UBS AG plus an additional fee equal to a percentage of such assets which shall range up to 0.25%.

Other Compensation to Selling Dealers

BlackRock and certain of its affiliates may make payments relating to distribution and sales support activities out of its past profits or other sources available to it (and not as an additional charge to a Fund). From time to time, the Distributor, BlackRock or their affiliates may compensate affiliated and unaffiliated brokers, dealers, financial institutions and industry professionals (including BlackRock, Merrill Lynch, Hilliard Lyons and their affiliates) (collectively, “Service Organizations”) for the sale and distribution of shares of a Fund or for services to a Fund and its shareholders. These non-distribution and service plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of a Fund and payments for providing extra employee training and information relating to a Fund; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to a Fund; “marketing support” fees for providing assistance in promoting the sale of the Fund shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by the Distributor, BlackRock and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from the Distributor’s, BlackRock’s or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales.

As of the date of this SAI, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: Ameriprise Financial Services, AXA Advisors, Cetera Financial Group, Citigroup Global Markets, Inc., Commonwealth Equity Services (Commonwealth Financial Network), FSC Securities Corporation, Goldman Sachs & Co., JP Morgan, Ladenburg Thalmann Advisor Network LLC, Lincoln Financial Advisors Corporation, Lincoln Financial Securities Corporation, LPL Financial Corporation, Merrill Lynch, MetLife Securities, Morgan Stanley Smith Barney, Northwestern Mutual Investment Services, LLC, Park Avenue Securities, PFS Investments, PNC Investments LLC, Raymond James, RBC Capital Markets, Royal Alliance Associates, SagePoint Financial, Santander Securities, LLC, UBS Financial Services, U.S. Bancorp Investments, Voya Financial Advisors, Inc., Voya Investments Distributor, LLC, Wells Fargo, Woodbury Financial Services, Inc. and/or broker dealers and other financial services firms under common control with the above organizations (or their successors or assignees). The level of payments made to these Service Organizations with respect to the Funds in any year will vary, may be limited to specific Funds or share classes, or may exclude the Funds entirely. In addition, from time to time BRIL, BlackRock or certain of their affiliates may make fixed dollar amount payments to certain Service Organizations listed above that are not based on the value of the shares sold to, or held by, the Service Organization’s customers and may be different for different Service Organizations.

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In lieu of payments pursuant to the foregoing, the Distributor, BlackRock, PNC or their affiliates may make payments to the above-named Service Organizations of an agreed-upon amount which, subject to certain agreed-upon minimums, will generally not exceed the amount that would have been payable pursuant to the formula, and may also make similar payments to other Service Organizations.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.

Furthermore, the Distributor, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Distributor, BlackRock and their affiliates may also: (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker-dealers, financial institutions and their salespersons.

BlackRock, Inc., the parent company of BlackRock, has agreed to pay PNC Bank and certain of its affiliates fees for administration and servicing with respect to assets of the Funds attributable to shares held by customers of such entities. These assets are predominantly in the Institutional Share Class of a Fund, with respect to which the Fund does not pay shareholder servicing fees under a Plan. The fees are paid according to the following schedule: certain money market funds: 0.15% of net assets; certain fixed income funds: 0.20% of net assets; and certain equity funds: 0.25% of net assets.

Service Organizations may charge their clients additional fees for account-related services. Service Organizations may charge their customers a service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Your Service Organization will provide you with specific information about any service fees you will be charged.

Pursuant to the Plans, each Fund enters into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers (“Customers”) who are the beneficial owners of Shares of each Fund. Such services will be provided to Customers who are the beneficial owners of Shares of such classes and are intended to supplement the services provided by the Fund’s Administrators and transfer agent to the Fund’s shareholders of record. In consideration for payment of the applicable service fee Service Organizations may provide general shareholder liaison services, including, but not limited to: (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses.

To the extent a shareholder is not associated with a Service Organization, the shareholder servicing fees will be paid to BlackRock, and BlackRock will provide services. In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either: (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, omnibus, operational and recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

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Redemption of Shares

Each Fund will normally redeem shares for cash upon receipt of a request in proper form, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from the Fund’s assets at its discretion. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash. Each Fund has elected to be governed by Rule 18f-1 under the Investment Company Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any shareholder of the Fund. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

The value of the shareholder’s investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by the Fund at such time and income earned. In the case of Investor B Shares of Summit Cash Reserves, the redemption price will be reduced by any applicable CDSC.

If notice is received by the Fund’s transfer agent or Merrill Lynch, as applicable, prior to the determination of net asset value on that day, the redemption will be effective on such day. If the notice is received after the determination of net asset value has been made, the redemption will be effective on the next business day and payment will be made on the second business day after receipt of the notice.

Redemption of Shares by All Funds except the BIF Funds, the BBIF Funds and the BlackRock Funds Portfolios

At various times, a Fund may be requested to redeem shares, in manual or automatic redemptions, with respect to which good payment has not yet been received by Merrill Lynch. A Fund may delay for up to 10 days the payment of redemption proceeds until good payment (that is, cash, Federal Funds or certified check drawn on a U.S. bank) has been collected for the purchase of Fund shares. In addition, each Fund reserves the right not to honor redemption checks or requests for Federal Funds redemptions where the shares to be redeemed have been purchased by check within 10 days prior to the date the redemption request is received by the Fund’s transfer agent.

The right to redeem shares may be suspended for seven days only (i) for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, or (iii) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Methods of Redemption

All five methods set forth below apply to each Fund other than Retirement Reserves. Only the methods described under “Redemption by Check,” “Regular Redemption” and “Automatic Redemption” also apply to Retirement Reserves. In certain instances, the Fund’s transfer agent may require additional documents in connection with redemptions.

Redemption by Check. You may redeem shares by check in an amount not less than $500. At your request, the Fund’s transfer agent will provide you with checks drawn on the custody account. These checks can be made payable to the order of any person; however, these checks may not be used to purchase securities in transactions with Merrill Lynch. The payee of the check may cash or deposit it like any check drawn on a bank. When such a check is presented to the Fund’s transfer agent for payment, the Fund’s transfer agent will present the check to the Fund as authority to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. This enables you to continue earning daily dividends until the day prior to the day the check is cleared. Canceled checks will be returned to you by the Fund’s transfer agent upon request.

You will be subject to the transfer agent’s rules and regulations governing such checking accounts, including the right of the Fund’s transfer agent not to honor checks in amounts exceeding the value of your account at the time the check is presented for payment. A Fund or a Fund’s transfer agent may modify or terminate the check redemption privilege at any time on 30 days’ notice. In order to be eligible for the privilege, you should check the box under the caption “Check Redemption Privilege” in the Purchase

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Application. The Fund’s transfer agent will then send you checks. Retirement Reserves does not accept new applications for check writing privileges.

Federal Funds Redemption. If you maintain an account directly with the Fund’s transfer agent, you may also arrange to have redemption proceeds of $5,000 or more wired in Federal Funds to a pre-designated bank account. In order to be eligible for Federal Funds redemption, you must designate on your Purchase Application the domestic commercial bank and account number to receive the proceeds of your redemption and must have your signature on the Purchase Application guaranteed. The request for Federal Funds redemption may be made by telephone, wire or letter (no signature guarantee required) to the Fund’s transfer agent. If your request is received before the determination of net asset value of a Fund on any business day, the redemption proceeds will be wired to your pre-designated bank account on the next business day. You may request Federal Funds redemptions by calling the Fund’s transfer agent toll-free at 1-800-221-7210. Each Fund will employ reasonable procedures to confirm that telephone instructions are genuine to prevent any losses from fraudulent or unauthorized instructions. Among other things, redemption proceeds may only be wired into the bank account designated on the Purchase Application. You must independently verify this information at the time the redemption request is made. If you do not maintain an account directly with the Fund’s transfer agent, you should contact your financial adviser.

Repurchase Through Securities Dealers. Each Fund will repurchase shares through securities dealers. A Fund normally will accept orders to repurchase shares by wire or telephone from dealers for customers at the net asset value next computed after receipt of the order from the dealer, provided that the request is received from the dealer prior to the determination of net asset value of the Fund, on any business day. These repurchase arrangements are for your convenience and do not involve a charge by the Fund; however, dealers may impose a charge for transmitting the notice of repurchase to a Fund. Each Fund reserves the right to reject any order for repurchase through a securities dealer, but it may not reject properly submitted requests for redemption as described below. A Fund will promptly notify you of any rejection of a repurchase with respect to your shares. If you effect a repurchase through your securities dealer, payment will be made by the Fund’s transfer agent to the dealer.

Regular Redemption . If you hold shares with the Fund’s transfer agent you may redeem by writing to the Fund’s transfer agent, Financial Data Services, Inc., P.O. Box 40486, Jacksonville, Florida 32203-0486. Redemption requests that are sent by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Redemption requests should not be sent to the Fund. A redemption request requires the signatures of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear on the transfer agent’s register. The signature(s) on the redemption request may require a guarantee by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Exchange Act, whose existence and validity may be verified by the Fund’s transfer agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) the request contains the signature(s) of all persons in whose name(s) shares are recorded on the transfer agent’s register; (ii) the check is mailed to the stencil address of record on the transfer agent’s register and (iii) the stencil address has not changed within 30 days. Certain rules may apply regarding certain types of accounts, including, but not limited to, UGMA/UTMA accounts, Joint Tenancies with Rights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Fund’s transfer agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. Payments will be mailed within seven days of receipt by the Fund’s transfer agent of a proper redemption request.

You may also redeem shares held with the Fund’s transfer agent by calling 1-800-221-7210. You must be the shareholder of record and the request must be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored if: (i) the account holder is deceased, (ii) the proceeds are to be sent to someone other than the shareholder of record, (iii) funds are to be wired to the client’s bank account, (iv) a Systematic Withdrawal Plan is in effect, (v) the request is by an individual other than the account holder of record, (vi) the account is held by joint tenants who are divorced, (vii) the address on the account has changed within the last 30 days or (viii) to protect against fraud, if the caller is unable to provide the account number, the name and address registered on the account and the social security number registered on the account. The Funds or the Funds’ transfer agent may temporarily suspend telephone transactions at any time.

Shareholders of Retirement Reserves and participants in Custodial Plans that invest in U.S.A. Government Money may redeem shares by writing directly to Merrill Lynch. Shareholders of Retirement Reserves and participants in Custodial Plans that invest in U.S.A. Government Money should not send redemption requests to the Fund or to its transfer agent. If you inadvertently send the

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redemption request to the Fund or the Fund’s transfer agent, the request will be forwarded to Merrill Lynch. The notice must bear the signature of the person in whose name the Plan is maintained, signed exactly as his or her name appears on the Plan adoption agreement.

Automatic Redemption. Merrill Lynch has instituted an automatic redemption procedure, which applies to you if you maintain a securities account with Merrill Lynch. This procedure, which does not apply to margin accounts, may be used by Merrill Lynch to satisfy amounts you owe to Merrill Lynch or one of its affiliates as a result of account fees and expenses or as a result of purchases of securities or other transactions in your securities account. Under this procedure, unless you notify Merrill Lynch to the contrary, your Merrill Lynch securities account will be scanned each business day prior to the determination of net asset value of the Fund. After application of any cash balances in the account, a sufficient number of Fund shares may be redeemed at net asset value, as determined that day, to satisfy any amounts you owe to Merrill Lynch or one of its affiliates. Redemptions will be effected on the business day preceding the date you are obligated to make such payment, and Merrill Lynch or its affiliate will receive the redemption proceeds on the day following the redemption date. You will receive all dividends declared and reinvested through the date of redemption.

Unless otherwise requested, if you request transactions that settle on a “same-day” basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, you will receive all dividends declared and reinvested through the date immediately preceding the date of redemption.

If your account held directly with the Fund’s transfer agent contains a fractional share balance, such fractional share balance will be automatically redeemed by a Fund. Because of the high cost of maintaining smaller accounts, a Fund may redeem shares in your account if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

U.S.A. Government Money has instituted an automatic redemption procedure for participants in the Custodial Plans who have elected to have cash balances in their accounts automatically invested in shares of the Fund. In the case of such participants, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the Fund to purchase other securities (such as common stocks) that the participant has selected for investment in his or her Custodial Plan account.

BIF Funds - Redemption of Shares by CMA Service Subscribers

BIF Funds - Automatic Redemptions. Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in the CMA service or other Merrill Lynch central asset account program, or the WCMA service created by securities transaction activity within the account or to satisfy debit balances created by card purchases, cash advances or checks. Each account will be scanned automatically for debits each business day prior to 12:00 noon, Eastern time. After applying any free cash balances in the account to such debits, shares of the designated Fund will be redeemed at net asset value at the 12:00 noon pricing, and funds deposited pursuant to a bank deposit program will be withdrawn, to the extent necessary to satisfy any remaining debits in the account. Automatic redemptions or withdrawals will be made first from your Money Account. Unless otherwise requested, when you request a transaction that settles on a “same-day” basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such a transaction will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, you will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Margin loans through the Margin Lending Program will be used to satisfy debits remaining after the liquidation of all funds invested in or deposited through the Money Account CMA service (or other Merrill Lynch central asset account). Shares of the BIF Funds may not be purchased, nor may deposits be made pursuant to a bank deposit program until all debits and margin loans in the account are satisfied.

Shares of each BIF Fund also may be automatically redeemed to satisfy debits or make investments in connection with special features offered to CMA service or other Merrill Lynch central asset account program subscribers. For more information regarding these features, you should consult the relevant program disclosure.

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BIF Funds - Manual Redemptions. If you are a CMA service (or other Merrill Lynch central asset account) subscriber or if you hold shares of a BIF Fund in a Merrill Lynch securities account, you may redeem shares of a BIF Fund directly by writing to Merrill Lynch, which will submit your request to the Fund’s transfer agent. Cash proceeds from the manual redemption of Fund shares ordinarily will be mailed to you at your address of record or, on request, mailed or wired (if $10,000 or more) to your bank account. Redemption requests should not be sent to a Fund or a Fund’s transfer agent. If you inadvertently send the request to a Fund or a Fund’s transfer agent, the request will be forwarded to Merrill Lynch. The signature requirements of the redemption request are described above under “Redemption of Shares — Redemptions of Shares by All Funds except the BIF Funds and the BBIF Funds — Regular Redemption.” CMA service (or other Merrill Lynch central asset account) subscribers desiring to effect manual redemptions should contact their financial advisers. All redemptions of Fund shares will be confirmed to service subscribers in the monthly transaction statement.

BBIF Funds - Redemption of Shares by WCMA Service Subscribers

BBIF Funds - Automatic Redemptions . Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in a WCMA service or other business account program account created by securities transactions therein or to satisfy debit balances created by credit card purchases, cash advances (which may be obtained through participating banks and automated teller machines) or checks written against the credit card account or electronic fund transfers or other debits. Each WCMA service or other business account program account will be scanned automatically for debits each business day prior to 12 noon, Eastern time. After application of any free cash balances in the account to such debits, shares of the designated BBIF Fund will be redeemed at net asset value at the 12 noon pricing, and funds deposited pursuant to the Insured Savings Account will be withdrawn, to the extent necessary to satisfy any remaining debits in the account. Automatic redemptions or withdrawals will be made first from the subscriber’s Primary Money Account and then, to the extent necessary, from accounts not designated as the Primary Money Account. Unless otherwise requested, in those instances where shareholders request transactions that settle on a “same-day” basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, shareholders will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Unless otherwise requested by the subscriber, redemptions or withdrawals from non-Primary Money Accounts will be made in the order the non-Primary Money Accounts were established; thus, redemptions or withdrawals will first be made from the non-Primary Money Account that the subscriber first established. Margin loans through the Margin Lending Program service will be used to satisfy debits remaining after the liquidation of all funds invested in or deposited through non-Primary Money Accounts, and shares of the BBIF Funds may not be purchased, nor may deposits be made pursuant to the Insured Savings Account, until all debits and margin loans in the account are satisfied.

Shares of the BBIF Funds also may be automatically redeemed to satisfy debits or make investments in connection with special features offered to service subscribers. The redemption of shares of the BBIF Funds also may be modified for investors that participate in certain fee-based programs. For more information regarding these features, a WCMA service subscriber should consult the Business Investor AccountSM (BIASM) Financial Service and Working Capital Management Account ® (WCMA®) Financial Service Account Agreement Program Description Booklet.

From time to time, Merrill Lynch also may offer the BBIF Funds to subscribers in certain other programs sponsored by Merrill Lynch. Some or all of the features of the WCMA service may not be available in such programs and program participation and other fees may be higher. More information on the services and fees associated with such other programs is set forth in the Program Description Booklet that is furnished in connection with such other programs, which may be obtained by contacting a Merrill Lynch financial adviser.

BBIF Funds - Manual Redemptions. Merrill Lynch will satisfy requests for cash by wiring cash to the shareholder’s bank account or arranging for the shareholder’s Merrill Lynch financial adviser to provide the shareholder with a check. Redemption requests should not be sent to the BBIF Fund or its transfer agent. If inadvertently sent to the BBIF Fund or the Fund’s transfer agent, redemption requests will be forwarded to Merrill Lynch. Any required shareholder signature(s) must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the Exchange Act, the existence and validity of which may be verified by the Fund’s transfer agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or

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administrator, or certificates of corporate authority may be required. Subscribers in the WCMA service or other business account program desiring to effect manual redemptions should contact their Merrill Lynch financial adviser.

All redemptions of BBIF Fund shares will be confirmed to WCMA service subscribers (rounded to the nearest share) in the monthly transaction statement.

BIF Funds - Redemption of Shares by Non-Service Subscribers

Shareholders who are not CMA service (or other Merrill Lynch central asset account) subscribers may redeem shares of a BIF Fund held in a Merrill Lynch securities account directly as described above under “Redemption of Shares — Redemption of Shares by Service Subscribers — Manual Redemptions.”

Shareholders maintaining an account directly with the Fund’s transfer agent, who are not CMA service (or other Merrill Lynch central asset account) subscribers, may redeem shares of a BIF Fund by submitting a written notice by mail directly to the Fund’s transfer agent, Financial Data Services, Inc., P.O. Box 40486, Jacksonville, Florida 32203-0486. Redemption requests that are sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Cash proceeds from the manual redemption of Fund shares will be mailed to the shareholder at his or her address of record. Redemption requests should not be sent to a Fund or Merrill Lynch. If inadvertently sent to a Fund or Merrill Lynch such redemption requests will be forwarded to the Fund’s transfer agent. The notice requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on their monthly statement. The signature(s) on the redemption request must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the Exchange Act, the existence and validity of which may be verified by the Fund’s transfer agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required.

The right to receive payment with respect to any redemption of Fund shares may be suspended by each Fund for a period of up to seven days. Suspensions of more than seven days may not be made except (1) for any period (A) during which the NYSE is closed other than customary weekend and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the Fund of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund. The Commission shall by rules and regulations determine the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency shall be deemed to exist within the meaning of clause (2) above.

The value of a Fund’s shares at the time of redemption may be more or less than the shareholder’s cost, depending on the market value of the securities held by the Fund at such time.

Participants in the WCMA service or certain other business account programs may be able to manually invest funds in certain BIF Funds. Checks and other funds transmitted to a WCMA service or other business account program account generally will be applied first to the payment of pending securities transactions or other charges in the participant’s securities account, second to reduce outstanding balances in the lines of credit available through such program and, third, to purchase shares of the designated Fund. To the extent not otherwise applied, funds transmitted by Federal Funds wire or an automated clearinghouse service will be invested in shares of the designated Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA service or other business account program account from the sale of securities will be invested in the designated Fund as described above. The amount payable on a check received in a WCMA service or other business account program account prior to the cashiering deadline referred to above will be invested on the second business day following receipt of the check by Merrill Lynch. Redemptions of Fund shares will be effected as described above to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA service or other business account program subscribers. Service subscribers that have a line of credit will, however, be permitted to maintain a minimum Fund balance; for subscribers who elect to maintain such a balance, debits from check usage will be satisfied through the line of credit so that such balance is maintained. However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.

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From time to time, Merrill Lynch also may offer the Funds to participants in certain other programs sponsored by Merrill Lynch. Some or all of the features of the CMA service may not be available in such programs and program participation and other fees may be higher. More information on the services and fees associated with such programs, is set forth in the relevant program disclosures, which may be obtained by contacting a Merrill Lynch financial adviser.

BlackRock Funds Portfolios — Redemption of Shares. Redemptions may be made in the manner and amounts described in the BlackRock Funds Portfolios’ Prospectuses. Signatures, when required, must conform exactly to the account registration. If (i) the proceeds of the redemption would exceed $250,000 for a redemption by wire or ACH, or $100,000 for a redemption by check, (ii) the Fund does not have verified banking information on file, (iii) the proceeds are not to be paid to the record owner at the record address, or (iv) the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by BNY Mellon in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. See “Signature Guarantee” below.

Investor A shareholders of the Funds may redeem their shares through the checkwriting privilege. Upon receipt of the checkwriting application and signature card by the Fund’s transfer agent, checks will be forwarded to the investor. The minimum amount of a check is $100. If more than one shareholder owns the account, each shareholder must sign each check, unless an election has been made to permit check writing by a limited number of signatures and such election is on file with the Fund’s transfer agent. Investor A Shares represented by a check redemption will continue to earn daily income until the check is presented for payment. The Bank of New York Mellon Corporation (“BONY”), as the investor’s agent, will cause the Fund to redeem a sufficient number of Investor A Shares owned to cover the check. When redeeming Investor A Shares by check, an investor should make certain that there is an adequate number of Investor A Shares in the account to cover the amount of the check. If an insufficient number of Investor A Shares is held or if checks are not properly endorsed, they may not be honored and a $15 service charge will be incurred. Checks may not be presented for cash payments at the offices of BONY. This limitation does not affect checks used for the payment of bills or cash at other banks. However, a shareholder cannot close an account by writing a checkwriting check.

Service Shares

Redemption of Shares. A BlackRock Funds Portfolio may redeem Service Shares if the account balance drops below the required minimum initial investment as the result of redemption requests and the shareholder does not increase the balance to at least the required minimum initial investment upon thirty days’ written notice. If a customer has agreed with an institution to maintain a minimum balance in his or her account with the institution, and the balance in the account falls below that minimum, the customer may be obligated to redeem all or part of his or her shares in the Fund to the extent necessary to maintain the minimum balance required.

The following is applicable only to persons who were shareholders of an investment portfolio of Compass Capital Group of Funds at the time of the Trust’s combination with The PNC Fund in 1996:

Persons who were shareholders of an investment portfolio of Compass Capital Group of Funds at the time of the portfolio’s combination with The PNC Fund may also purchase and redeem Service Shares of the same Fund and for the same account in which they held shares on that date through the procedures described in this section.

Payment of Redemption Proceeds. The Funds may suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the Investment Company Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund’s responsibilities under the Investment Company Act.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Fund’s shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Fund’s net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1

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under the Investment Company Act so that a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund.

Under the Investment Company Act, a Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation or portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

Each Fund may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder. Each Fund reserves the express right to redeem shares of each Fund involuntarily at any time if the Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Fund. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

Signature Guarantee. A signature guarantee is designed to protect the shareholders and the Fund against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Shareholder Services

Shareholder Services for All Funds other than BIF Funds, BBIF Funds, Retirement Reserves and BlackRock Funds Portfolios

Each Fund offers one or more of the shareholder services described below that are designed to facilitate investment in its shares. Certain of these services are available only to U.S. investors. You can obtain more information about these services from each Fund by calling the telephone number on the cover page of the Part I of this SAI, or from the Distributor.

Investment Account

If your account is maintained at the Fund’s transfer agent (an “Investment Account”) you will receive a monthly report showing the activity in your account for the month. You may make additions to your Investment Account at any time by purchasing shares at the applicable public offering price either through your securities dealer, by wire or by mail directly to the Fund’s transfer agent. You may ascertain the number of shares in your Investment Account by calling the Fund’s transfer agent toll-free at 1-800-221-7210. The Fund’s transfer agent will furnish this information only after you have specified the name, address, account number and social security number of the registered owner or owners. You may also maintain an account through Merrill Lynch. If you transfer shares out of a Merrill Lynch brokerage account, an Investment Account in your name may be opened at the Fund’s transfer agent. If you are considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution you should be aware that if the firm to which the retirement account is to be transferred will not take delivery of shares of a Fund, you must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at Merrill Lynch for those shares.

In the interest of economy and convenience and because of the operating procedures of each Fund, share certificates will not be issued physically. Shares are maintained by each Fund on its register maintained by the Fund’s transfer agent and the holders thereof will have the same rights and ownership with respect to such shares as if certificates had been issued.

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Fee-Based Programs

Fund shares may be held in certain fee-based programs offered by the Manager or its affiliates, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”). These Programs generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Fund’s transfer agent. Except in limited circumstances, such shares must be redeemed and new shares purchased in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program’s client agreement and from the Fund’s transfer agent at 1-800-221-7210.

Automatic Investment Plans

If you maintain an account directly with the Fund’s transfer agent, each Fund offers an Automatic Investment Plan whereby the Fund’s transfer agent is authorized through preauthorized checks of $50 or more to charge your regular bank account on a regular basis to provide systematic additions to the Investment Account. Your Automatic Investment Plan may be terminated at any time without charge or penalty by you, the Fund, the Fund’s transfer agent or the Distributor. If you do not maintain an account directly with the Fund’s transfer agent, you should contact your financial professional.

Accrued Monthly Payout Plan

The dividends paid by each Fund are generally reinvested automatically in additional shares. If you maintain an account at the Fund’s transfer agent and desire cash payments, you may enroll in the Accrued Monthly Payout Plan. Under this plan, shares equal in number to shares credited through the automatic reinvestment of dividends during each month are redeemed at net asset value on the last Friday of such month in order to meet the monthly distribution (provided that, in the event that a payment on an account maintained with the Fund’s transfer agent would be $10.00 or less, the payment will be automatically reinvested in additional shares). You may open an Accrued Monthly Payout Plan by completing the appropriate portion of the Purchase Application. Your Accrued Monthly Payout Plan may be terminated at any time without charge or penalty by you, a Fund, the Fund’s transfer agent or the Distributor. If you do not maintain an account directly with the Fund’s transfer agent, you should contact your financial professional.

Systematic Withdrawal Plans

If you maintain an account with the Fund’s transfer agent, you may elect to receive systematic withdrawals from your Investment Account by check or through automatic payment by direct deposit to your bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available if you have acquired shares of a Fund that have a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available if your shares have a value of $10,000 or more.

At the time of each withdrawal payment, sufficient shares are redeemed from your Investment Account to provide the withdrawal payment specified by you, which may be a dollar amount or a percentage of the value of your shares. Redemptions will be made at net asset value as determined as of the close of business on the NYSE on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed or the direct deposit will be made, on the next business day following redemption. When you make systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in Fund shares. Your systematic withdrawal plan may be terminated at any time, without charge or penalty, by you, a Fund, the Fund’s transfer agent or the Distributor. You may not elect to make systematic withdrawals while you are enrolled in the Accrued Monthly Payout Plan. A Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.

Withdrawal payments should not be considered as dividends. Withdrawals generally are treated as sales of shares and may result in taxable gain or loss. If periodic withdrawals continuously exceed reinvested dividends, the original investment will be reduced correspondingly. You are cautioned not to designate withdrawal programs that result in an undue reduction of principal. There are no minimums on amounts that may be systematically withdrawn. Periodic investments may not be made into an Investment Account in which a shareholder has elected to make systematic withdrawals.

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If your account is not maintained directly with the Fund’s transfer agent, you should contact your financial professional. If your account is currently maintained at a branch office, redemptions via the Systematic Withdrawal Plan will be credited directly to your Investment Account. If you wish to receive a redemption by check, you should contact your financial professional.

Retirement and Education Accounts

Individual retirement accounts, Roth IRAs and other retirement plan accounts (together, “retirement accounts”) are available from your financial intermediary. Under these plans, investments may be made in a Fund and certain other mutual funds sponsored by the Manager or its affiliates as well as in other securities. There may be fees associated with investing through these accounts. Information with respect to these accounts is available on request from your financial intermediary.

Dividends received in each of the accounts referred to above are exempt from Federal taxation until distributed from the accounts and, in the case of Roth IRAs and education accounts, may be exempt from taxation when distributed as well. Investors considering participation in any retirement or education account should review specific tax laws relating to the account and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any such account.

Determination of Net Asset Value

Each Fund seeks to maintain a net asset value of $1.00 per share for purposes of purchase and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation.

Under this method portfolio securities are valued at cost when purchased and thereafter, a constant proportionate accretion of any discount or amortization of premium is recorded until the maturity of the security. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account.

As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Fund would receive if the security were sold prior to maturity. Each Fund’s Board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Fund; however, there can be no assurance that a constant net asset value will be maintained for any Fund. Such procedures include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share.

Should that deviation exceed ½ of 1% for a Fund, the Fund’s Board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other adverse impact to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, and utilizing a net asset value per share as determined by using available market quotations.

Each Fund will maintain a dollar-weighted average portfolio maturity of 60 days or less, a dollar-weighted average life of 120 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the Investment Company Act greater than 397 days, and will limit portfolio investments, including repurchase agreements, to those instruments that the adviser or sub-adviser determines present minimal credit risks pursuant to guidelines adopted by a Fund’s Board.

Yield Information

Each Fund computes its annualized yield in accordance with regulations adopted by the Commission by determining the net changes in value, exclusive of capital changes and income other than investment income, for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical shareholder account charge, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the result by 365 and then dividing by seven. This yield calculation does not take into consideration any realized or unrealized gains or losses on portfolio securities. The Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return, which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. This compounded yield calculation also excludes realized and unrealized gains or losses on portfolio securities.

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The tax equivalent yield of the shares of each of BIF Tax-Exempt, BBIF Tax-Exempt, the BIF State Funds, BR State Funds and Municipal Money Market Portfolio is computed by dividing that portion of the yield of the Fund (computed as described above) that is tax-exempt by an amount equal to one minus the stated tax rate (normally assumed to be the maximum applicable marginal tax rate) and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent effective yield of the shares of each of BIF Tax-Exempt, BBIF Tax-Exempt, the BIF State Funds, BR State Funds and Municipal Money Market Portfolio is computed in the same manner as the tax equivalent yield, except that the effective yield is substituted for yield in the calculation.

The yield on each Fund’s shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by a Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on a Fund’s portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. The yield on Fund shares for various reasons may not be comparable to the yield on bank deposits, shares of other money market funds or other investments.

See Part I, Section VI “Yield Information” of each Fund’s SAI for recent seven-day yield information relating to your Fund.

On occasion, each Fund may compare its yield to (1) an industry average compiled by Donoghue’s Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (2) the average yield reported by the Bank Rate Monitor National IndexTM for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (3) yield data published by industry publications, including Lipper Inc., Morningstar, Inc., Money Magazine, U.S. News & World Report, BusinessWeek, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine, (4) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding, or (5) historical yield data relating to other central asset accounts similar to the CMA service, in the case of the BIF Funds. As with yield quotations, yield comparisons should not be considered indicative of a Fund’s yield or relative performance for any future period.

A Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objective. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance; a discussion of a Fund’s portfolio composition, investment philosophy, strategy or investment techniques; comparisons of a Fund’s performance or portfolio composition to that of other funds or types of investments, to indices relevant to the comparison being made, or to a hypothetical or model portfolio. Each Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

Portfolio Transactions

Subject to policies established by the Board of each Fund, the Manager is primarily responsible for the execution of a Fund’s portfolio transactions. The Manager does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Manager generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available. Each Fund’s policy of investing in securities with short maturities will result in high portfolio turnover.

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as economic data and market forecasts) to the Manager may receive orders for transactions of the Fund. Information received will be in addition to and not in lieu of the services required to be performed by the Manager under each Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

The portfolio securities in which each Fund invests are traded primarily in the OTC market. Bonds and debentures usually are traded OTC, but may be traded on an exchange. Where possible, a Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

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The cost of executing portfolio securities transactions of a Fund primarily will consist of dealer spreads. Under the Investment Company Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principals in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principals for their own accounts, the Funds will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions, except pursuant to the exemptive order described below. However, an affiliated person of a Fund may serve as its broker in OTC transactions conducted on an agency basis.

The Manager does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Fund; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by the Manager neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

OTC issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both non-U.S. and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by a Fund are made from dealers, underwriters and issuers. The Funds do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each money market Fund (each a “Money Market Portfolio”) intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC. As a result, the portfolio turnover rates of a Money Market Portfolio will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a Money Market Portfolio, the turnover rates should not adversely affect the Fund’s net asset values or net income.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The Manager may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Fund prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Fund’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Fund would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for each Fund and for other investment accounts managed by the Manager are made independently of each other in light of differing conditions. BlackRock allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.

Because of different objectives or other factors, a particular security may be bought for one or more funds or clients advised by BlackRock or its affiliates (collectively, “clients”) when one or more clients of BlackRock or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other

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clients or funds for which BlackRock or an affiliate acts as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of BlackRock or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

See Part I, Section VIII “Portfolio Transactions” of each Fund’s SAI for information relating to portfolio transactions engaged in by your Fund for its three most recently completed fiscal years or other relevant periods.

The Board of each Fund has considered the possibility of seeking to recapture for the benefit of the Fund expenses of possible portfolio transactions, such as dealer spreads and underwriting commissions, by conducting portfolio transactions through affiliated entities. After considering all factors deemed relevant, the Board of each Fund made a determination not to seek such recapture. The Board of each Fund will reconsider this matter from time to time.

Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to its affiliates. Pursuant to that order, each Fund may retain an affiliated entity of the Manager (the “lending agent”) as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. The lending agent may, on behalf of a Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Manager or its affiliates. See Part I, Section VIII “Portfolio Transactions” of each Fund’s SAI for the securities lending agent fees, if any, paid by your Fund to the lending agent for the periods indicated.

Because of different objectives or other factors, a particular security may be bought for one or more funds or clients advised by the Manager or its affiliates (collectively, “clients”) when one or more clients of the Manager or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which the Manager or an affiliate acts as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Dividends and Taxes

Dividends

Each Fund declares dividends daily. Dividends of each Fund are reinvested daily in additional shares of that Fund at net asset value. Shares purchased will begin accruing dividends on the day following the date of purchase. Dividends that are declared but unpaid will remain in the gross assets of each Fund and will therefore continue to earn income for the Fund’s shareholders. Shareholders will receive monthly statements as to such reinvestments. For shareholders of the BIF Funds and the BBIF Funds who request transactions that settle on a “same day” basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions), the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Funds’ declaration of dividends on that day.

Net income (from the time of the immediately preceding determination thereof) consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) less amortization of premiums and the estimated expenses of a Fund applicable to that dividend period. Net realized capital gains (including net short-term capital gain), if any, will be distributed by the Funds at least annually.

Retirement Accounts.

Investment in certain Funds is offered to participants in retirement accounts for which Merrill Lynch acts as custodian, participants in Merrill Lynch Basic Plans and RSAs and certain independent qualified plans. Accordingly, the general description of the tax treatment of RICs and their shareholders set forth below is qualified for retirement accountholders with respect to the special tax treatment afforded such accounts under the Code. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to retirement accountholders.

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Generally, distributions from a retirement account (other than certain distributions from a Roth IRA) will be taxable as ordinary income at the rate applicable to the participant at the time of the distribution. For most retirement accounts, such distributions would include (i) any pre-tax contributions to the retirement account (including pre-tax contributions that have been rolled over from another IRA or qualified retirement plan), and (ii) earnings (whether such earnings are classified as ordinary income or as capital gains). In addition to Federal income tax, participants may be subject to the imposition of a 10% (or, in the case of certain SRA distributions, 25%) additional tax on any amount withdrawn from a retirement account prior to the participant’s attainment of age 59 ½ unless one of the exceptions listed below applies.

Depending on the type of retirement plan, the exceptions to the early withdrawal penalty may include: 1) distributions after the death of the shareholder; 2) distributions attributable to disability; 3) distributions used to pay certain medical expenses; 4) distributions that are part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the shareholder or the joint lives (or joint life and last survivor expectancy) of the shareholder and the shareholder’s beneficiary; 5) withdrawals for medical insurance if the shareholder has received unemployment compensation for 12 weeks and the distribution is made in the year such unemployment compensation is received or the following year; 6) distributions to pay qualified higher education expenses of the shareholder or certain family members of the shareholder; and 7) distributions used to buy a first home (subject to a $10,000 lifetime limit).

For Roth IRA participants, distributions, including accumulated earnings on contributions, will not be includable in income if such distribution is made five or more years after the first tax year of contribution and the account holder either is age 59 ½ or older, has become disabled, is purchasing a first home (subject to the $10,000 lifetime limit) or has died. As with other retirement accounts, a 10% excise tax applies to amounts withdrawn from the Roth IRA prior to reaching age 59 ½ unless one of the exceptions applies. Such a withdrawal would also be included in income to the extent of earnings on contributions, with distributions treated as made first from contributions and then from earnings.

Under certain limited circumstances (for example, if an individual for whose benefit a retirement account is established engages in any transaction prohibited under Section 4975 of the Code with respect to such account), a retirement account could cease to qualify for the special treatment afforded certain retirement accounts under the Code as of the first day of the taxable year in which the transaction that caused the disqualification occurred. If a retirement account through which a shareholder holds Fund shares becomes ineligible for special tax treatment, the shareholder will be treated as having received a distribution on the first day of such taxable year from the retirement account in an amount equal to the fair market value of all assets in the account. Thus, a shareholder would be taxed currently on the amount of any pre-tax contributions and previously untaxed dividends held within the account, and would be taxed on the ordinary income and capital gain dividends paid by a Fund subsequent to the disqualification event, whether such dividends were received in cash or reinvested in additional shares. These ordinary income and capital gain dividends also might be subject to state and local taxes. In the event of retirement account disqualification, shareholders also could be subject to the early withdrawal excise tax described above. Additionally, retirement account disqualification may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by a Fund unless a reduced rate of withholding is provided under applicable treaty law or such dividends are designated as interest-related dividends or short-term capital gain dividends, as described in “Dividends and Taxes — Taxes — General Treatment of Fund Shareholders.”

In certain circumstances, account holders also may be able to make nondeductible contributions to their retirement accounts. As described above, ordinary income dividends and capital gain dividends received with respect to such contributions will not be taxed currently. Unlike the Roth IRA, described above, earnings with respect to these amounts will be taxed when distributed.

Qualified Tuition Program and ESAs.

Investment in Retirement Reserves is also offered to participants in Qualified Tuition Program accounts and ESAs (together, “education accounts”). The general description of the tax treatment of RICs and their shareholders as set forth below is qualified for education accountholders with respect to the special tax treatment afforded education accounts. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to shareholders holding shares through an education account.

Distributions from a Qualified Tuition Program account or ESA, including amounts representing earnings on amounts contributed, will not be included in income to the extent they do not exceed the beneficiary’s qualified education expenses, as defined in the Code for purposes of the particular type of account. Education account holders may be subject to a Federal penalty as well as ordinary income tax and any applicable state income tax on the portion of a distribution representing earnings on contributed

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amounts, if the distribution is not used for qualified education expenses, as defined in the Code for purposes of the particular type of account. Exceptions to the Federal penalty include distributions made on account of the death or disability of the beneficiary of the account and distributions made on account of a scholarship received by the beneficiary, provided the distributions do not exceed the amount of the scholarship.

If an education account becomes ineligible for the special tax treatment described above, the shareholder will be taxed currently on amounts representing accumulated earnings on contributions made to the account. Likewise, dividends paid by the Fund subsequently will be currently taxable, whether received in cash or reinvested, and could be subject to state and local taxes. It is possible that the Federal penalty applicable to withdrawals not used for qualified education expenses might also apply. Disqualification of an education account may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by a Fund, unless a reduced rate of withholding is provided under applicable treaty law or such dividends are designated as interest-related dividends or short-term capital gain dividends, as described in “Dividends and Taxes — Taxes — General Treatment of Fund Shareholders.”

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, as applied to the particular types of Plans and accounts being described. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of investment in each Fund. Shareholders investing through a retirement account or education account, likewise, should consult a tax advisor with respect to the tax consequences of investing through such an account.

Taxes

Each Fund intends to elect and to qualify or to continue to qualify, as appropriate, for the special tax treatment afforded RICs under the Code. As long as a Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its investment company taxable income and net capital gain that is distributed to shareholders. Each Fund intends to distribute substantially all of such income and gains. If, in any taxable year, a Fund fails to qualify as a RIC under the Code, notwithstanding the availability of certain relief provisions, such Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for taxation at a reduced tax rate for non-corporate shareholders and the dividends-received deduction for corporate shareholders. However, distributions from a BIF Tax-Exempt Fund, BBIF Tax-Exempt, Municipal Money Market Portfolio or a BR State Fund that are derived from income on tax-exempt obligations, as defined herein, would no longer qualify for treatment as exempt interest dividends.

Each Fund that is a series of a RIC that consists of multiple series is treated as a separate corporation for Federal income tax purposes, and, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs. Losses in one series of a RIC do not offset gains in another, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the level of the individual series. In the following discussion, the term “Fund” means each individual series, if applicable.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98.2% of its capital gain net income, determined, in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the preceding year. While each Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of a Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, a Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements. The required distributions are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of RICs, such as the BIF Tax-Exempt Funds, BBIF Tax-Exempt, Municipal Money Market Portfolio and the BR State Funds, that pay exempt-interest dividends.

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General Treatment of Fund Shareholders

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gain over net short-term capital loss (“capital gain dividends”) are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has owned Fund shares. Distributions paid by a Fund that are reported as exempt-interest dividends will not be subject to regular Federal income tax. Certain dividend income and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. Under these rules, the portion of ordinary income dividends constituting “qualified dividend income” when paid by a RIC to non-corporate shareholders may be taxable to such shareholders at long-term capital gain rates. However, to the extent a Fund’s distributions are derived from income on debt securities and short-term capital gains, such distributions will not constitute “qualified dividend income.” Thus, ordinary income dividends paid by the Funds generally will not be eligible for taxation at the reduced rate.

Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received with respect to the shares. Distributions in excess of a Fund’s earnings and profits will first reduce the shareholder’s adjusted tax basis in his shares and any amount in excess of such basis will constitute capital gains to such shareholder (assuming the shares are held as a capital asset). Long-term capital gains (i.e., gains from a sale or exchange of capital assets held for more than one year) are generally taxed at preferential rates to non-corporate taxpayers. Each Fund will furnish its shareholders with a written statement reporting the amounts of its dividends paid during the year that qualify as capital gain dividends or exempt-interest dividends, as applicable, as well as the portion of an exempt-interest dividend that constitutes an item of tax preference, as discussed below.

Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund. Distributions by a Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

If the value of assets held by a Fund declines, the Trustees of the Fund may authorize a reduction in the number of outstanding shares in shareholders’ accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares would be added to the basis of shareholders’ remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Except for the exempt-interest dividends paid by BIF Tax-Exempt Funds, BBIF Tax-Exempt, Municipal Money Market Portfolio and BR State Funds, dividends, including dividends reinvested in additional shares of a Fund, will nonetheless be fully taxable, even if the number of shares in shareholders’ accounts has been reduced as described above.

A loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61 day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends and capital gain dividends (“backup withholding”). Backup withholding may also be required on distributions paid by BBIF Tax-Exempt, a BIF Tax-Exempt Fund, Municipal Money Market Portfolio or a BR State Fund, unless such Fund reasonably estimates that at least 95% of its distributions during the taxable year are comprised of exempt-interest dividends. Generally, shareholders subject to backup withholding will be non-corporate shareholders for whom no certified taxpayer identification number is on file with a Fund or who, to a Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s Federal income tax liability provided that the required information is timely provided to the IRS.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater amount in a combination of taxable years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Direct shareholders of portfolio securities are in many

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cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. That a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, interest, dividends and net gains from investments) of U.S. individuals with income exceeding $200,000, or $250,000 if married and filing jointly, and of trusts and estates. However, this tax will not apply to certain amounts that are already excludable from gross income, such as interest on tax-exempt bonds.

Interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning applicability of the United States withholding tax. Dividends derived by a RIC from short-term capital gains and qualified net interest income (including income from original issue discount and market discount) and paid to stockholders who are nonresident aliens and foreign entities, if and to the extent properly reported as “interest-related dividends” or “short-term capital gain dividends,” generally will not be subject to U.S. withholding tax. Where possible, each Fund intends to report such dividends as interest-related dividends or short-term capital gain dividends. However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as interest-related dividends or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as an interest-related dividend or short term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. It is not possible to predict what portion, if any, of a Fund’s distributions will be designated as consisting of qualified short term gain or qualified net interest income exempt from withholding in the hands of nonresident and foreign shareholders.

A 30% withholding tax is currently imposed on dividends and will be imposed on redemption proceeds paid after December 31, 2018 to (i) certain foreign financial institutions and investment funds, and (ii) certain other foreign entities. To avoid withholding, foreign financial institutions and investment funds will generally either need to (a) collect and report to the IRS detailed information identifying their U.S. accounts and U.S. account holders, comply with due diligence procedures for identifying U.S. accounts and withhold tax on certain payments made to noncomplying foreign entities and account holders or (b) if an intergovernmental agreement is entered into and implementing legislation is adopted, comply with the agreement and legislation. Other foreign entities will generally either need to provide detailed information identifying each substantial U.S. owner or certify there are no such owners.

Ordinary income and capital gain dividends paid by the Funds may also be subject to state and local taxes. However, certain states exempt from state income taxation dividends paid by RICs that are derived from interest on United States Treasury obligations. State law varies as to whether dividend income attributable to United States Treasury obligations is exempt from state income tax.

BIF Tax-Exempt Funds, BBIF Tax-Exempt, Municipal Money Market Portfolio, BR State Funds and Their Shareholders

The BIF Tax-Exempt Funds, BBIF Tax-Exempt, Municipal Money Market Portfolio and the BR State Funds intend to qualify to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund will be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Fund which are attributable to interest on tax-exempt obligations and reported as exempt-interest dividends in a written statement furnished to the Fund’s shareholders.

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Exempt-interest dividends will be excludable from a shareholder’s gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a shareholder’s social security benefits and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends, such as the BIF Tax-Exempt Funds, BBIF Tax-Exempt, Municipal Money Market Portfolio or the BR State Funds will not be deductible by a shareholder for Federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisors with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds of an issue of private activity bonds, if any, held by one of the BIF Tax-Exempt Funds, BBIF Tax-Exempt, Municipal Money Market Portfolio or one of the BR State Funds.

All or a portion of the BIF Tax-Exempt Funds’ and BBIF Tax-Exempt’s gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. In general, any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received on such shares by a shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received on such shares by a shareholder. Such loss will be allowed, however, in the case of shares acquired in a Fund that declares exempt-interest dividends daily in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends at least monthly.

The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The Federal alternative minimum tax applies to interest received on certain private activity bonds issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference,” which could subject certain investors in such bonds, including shareholders of a Fund, to a Federal alternative minimum tax. BBIF Tax-Exempt, each BIF Tax-Exempt Fund, Municipal Money Market Portfolio and each BR State Fund will purchase such private activity bonds and will report to shareholders the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings,” which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by BBIF Tax-Exempt, a BIF Tax-Exempt Fund, Municipal Money Market Portfolio or a BR State Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by such Fund.

State Funds — State Taxes

Dividends paid by each BIF State Fund and each BR State Fund are subject to the tax laws of the specific state in which a shareholder resides. For a summary discussion of the state tax laws of the State in which the BIF State Fund or BR State Fund invests, please see Part I, Section X “State Fund Tax Summaries” of the applicable Fund’s SAI.

The Appendices to the BIF State Funds’ SAI and the BR State Funds’ SAI contain a general and abbreviated summary of the state tax laws relevant to each BIF State Fund or BR State Fund as presently in effect. For the complete provisions, reference should be made to the applicable state tax laws. The state tax laws described in the appendices are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Shareholders of each BIF State Fund or BR State Fund should consult their tax advisors about other state and local tax consequences of investment in such BIF State Fund or such BR State Fund.

The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including BBIF Tax-Exempt, any of the BIF Tax-Exempt Funds, Municipal Money Market Portfolio or any of the BR State Funds) during the taxable year.

Master — Feeder Funds

In the case of a Feeder Fund, such Fund is entitled to look to the underlying assets of the Master Portfolio in which it has invested for purposes of satisfying various qualification requirements of the Code applicable to RICs. Each Master Portfolio is classified as

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a partnership for Federal income tax purposes. If applicable tax provisions should change, then the Board of a Feeder Fund will determine, in its discretion, the appropriate course of action for the Feeder Fund. One possible course of action would be to withdraw the Feeder Fund’s investments from the Master Portfolio and to retain an investment manager to manage the Feeder Fund’s assets in accordance with the investment policies applicable to the Feeder Fund.

Proxy Voting Policies and Procedures

The Board of Trustees of each Fund has delegated the voting of proxies for the Funds’ securities to the Manager pursuant to the Manager’s proxy voting guidelines and procedures (the “BlackRock Proxy Voting Guidelines”). Under the BlackRock Proxy Voting Guidelines, the Manager will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Manager, or any affiliated person of the Fund or the Manager, on the other. In such event, provided that the Manager’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”) is aware of a real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager’s clients. If the Manager determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Manager’s Portfolio Management Group and/or the Manager’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. Copies of the Funds’ Proxy Voting Policy and the BlackRock Proxy Voting Guidelines are attached as Appendix B.

Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the Commission’s website at http://www.sec.gov.

General Information

Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and vote in the election of Trustees and generally on other matters submitted to the vote of shareholders. In the case of Retirement Reserves and the BBIF Funds, each class represents an interest in the same assets of the respective Fund and are identical in all respects, except that each class of shares bears certain expenses related to the distribution of such shares and has exclusive voting rights with respect to matters relating to such distribution expenditures. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all Trustees of the Fund. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund except under certain limited circumstances set forth in the Fund’s Declaration of Trust, as amended (the “Declaration”).

There normally will be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders may cause a meeting of shareholders to be held in accordance with the terms of the Fund’s Declaration or by-laws, as the case may be. Also, each Fund will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new advisory arrangements, of a material increase in distribution fees or of a change in fundamental policies, objectives or restrictions. Except as set forth above, the Trustees shall continue to hold office from year to year and appoint successor Trustees. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities except for any expenses which may be attributable to only one class, in the case of Retirement Reserves or the BBIF Funds. Shares issued are fully-paid and non-assessable by each Fund.

A copy of the Declaration establishing each Fund, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration provides that the name of each Fund refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their property for the satisfaction of any obligation or claim of the Fund but the “Trust Property” (as defined in the Declaration) only shall be liable.

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Additional Information

Under a separate agreement, BlackRock has granted the Funds, as applicable, the right to use the “BlackRock” name and has reserved the right to withdraw its consent to the use of such name by a Fund if the Fund ceases to retain BlackRock as investment adviser or to grant the use of such name to any other company.

See Part I, Section VIII “General Information” of each Fund’s SAI for other general information about your Fund.

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Appendix A

Description of Bond Ratings

A Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Description of Moody’s Long-Term Obligation Ratings

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are judged to be speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

A-1

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Short-Term Obligation Ratings

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s US Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

A-2

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Standard & Poor’s, a Division of McGraw-Hill Financial (“Standard & Poor’s”), Issue Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation, and the promise we impute;
•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long-Term Issue Credit Ratings*

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

A-3

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB; B; CCC; CC; and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.
C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

A-4

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

A-5

Description of Standard & Poor’s Municipal Short-Term Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Standard & Poor’s municipal short-term note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.

Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

A designation of Not Rated or NR is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales

Fitch long-term obligations rating scales are as follows:

A-6

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA	Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A	High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B	Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.
CC	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.
C	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Notes: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

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Fitch short-term ratings are as follows:

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C	High short-term default risk. Default is a real possibility.
RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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APPENDIX B

BlackRock U.S. Registered Funds

iShares by BlackRock

Open-End Fund Proxy Voting Policy

Procedures Governing Delegation of Proxy Voting to Fund Adviser

September 28 , 2015

B-1

The Boards of Trustees/Directors (“Directors”) of open-end funds advised by BlackRock Fund Advisors or BlackRock Advisors, LLC (“BlackRock”) (the “ Funds”), have the responsibility for the oversight of voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock as part of BlackRock’s authority to manage, acquire and dispose of account assets, all as contemplated by the Funds’ respective investment management agreements .

BlackRock has adopted guidelines and procedures (together and as from time to time amended, the “BlackRock Proxy Voting Guidelines”) governing proxy voting by accounts managed by BlackRock.

BlackRock will cast votes on behalf of each of the Funds on specific proxy issues in respect of securities held by each such Fund in accordance with the BlackRock Proxy Voting Guidelines.1 BlackRock will report on an annual basis to the Directors on (1) all proxy votes that BlackRock has made on behalf of the Funds in the preceding year together with a certification from the Funds’ Chief Compliance Officer that all votes were in accordance with the BlackRock Proxy Voting Guidelines, and (2) any changes to the BlackRock Proxy Voting Guidelines that have not previously been reported.

©2015 BlackRock

1 iShares MSCI All Peru Capped ETF, iShares MSCI KLD 400 Social ETF, iShares MSCI USA ESG Select ETF and iShares MSCI ACWI Low Carbon Target ETF have separate Fund Proxy Voting Policies.

B-2

BlackRock

Global corporate governance & engagement principles

June 2014

B-3

B-4

Introduction to BlackRock

BlackRock is the world ’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world. BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, closed-end funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds. Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients.

Philosophy on corporate governance

BlackRock ’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients. We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to share ownership. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ interests. Effective voting rights are central to the rights of ownership and there should be one vote for one share. Shareholders should have the right to elect, remove and nominate directors, approve the appointment of the auditor and to amend the corporate charter or by-laws. Shareholders should be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, dilution levels and pre-emptive rights, the distribution of income and the capital structure. In order to exercise these rights effectively, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the proposals, and of the performance of the company and management.

Our focus is on the board of directors, as the agent of shareholders, which should set the company ’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed. The board should provide direction and leadership to the management and oversee management’s performance. Our starting position is to be supportive of boards in their oversight efforts on our behalf and we would generally expect to support the items of business they put to a vote at shareholder meetings. Votes cast against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns regarding strategy or performance.

These principles set out our approach to engaging with companies, provide guidance on our position on corporate governance and outline how our views might be reflected in our voting decisions. Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market. However, as noted above, we do believe that there are some overarching principles of corporate governance that apply globally. We assess voting matters on a case-by-case basis and in light of each company ’s unique circumstances. We are interested to understand from the company’s reporting its approach to corporate governance, particularly where it is different from the usual market practice, and how it benefits shareholders.

BlackRock also believes that shareholders have responsibilities in relation to monitoring and providing feedback to companies, sometimes known as stewardship. These ownership responsibilities include, in our view, engaging with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures. Our own approach to oversight in relation to our corporate governance activities is set out in the section below titled “BlackRock’s oversight of its corporate governance activities”.

Corporate governance, engagement and voting

We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles. The primary objective of our corporate governance activities is the protection and enhancement of the value of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how

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these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

►	Boards and directors
►	Auditors and audit-related issues
►	Capital structure, mergers, asset sales and other special transactions
►	Remuneration and benefits
►	Social, ethical and environmental issues
►	General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage a change in practice. In making voting decisions, we take into account research from proxy advisors, other internal and external research, information published by the company or provided through engagement and the views of our equity portfolio managers .

BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed. Engagement also allows us to share our philosophy and approach to investment and corporate governance with companies to enhance their understanding of our objectives. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

Boards and directors

The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

►	establishing an appropriate corporate governance structure;
►	supporting and overseeing management in setting strategy;
►	ensuring the integrity of financial statements;
►	making decisions regarding mergers, acquisitions and disposals;
►	establishing appropriate executive compensation structures; and
►	addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.

There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders. We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members. Concerns about directors may include their role on the board of a different company where that board has performed poorly and failed to protect shareholder interests.

BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence may include but are not limited to:

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►	current employment at the company or a subsidiary;
►	former employment within the past several years as an executive of the company;
►	providing substantial professional services to the company and/or members of the company’s management;
►	having had a substantial business relationship in the past three years;
►	having, or representing a shareholder with, a substantial shareholding in the company;
►	being an immediate family member of any of the aforementioned; and
►	interlocking directorships.

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it. Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders if they have concerns that they wish to discuss.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. In identifying potential candidates, boards should take into consideration the diversity of experience and expertise of the current directors and how that might be augmented by incoming directors. We believe that directors are in the best position to assess the optimal size for the board, but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders ’ interests are best served when the independent members of the board form a sub-committee to deal with such matters. In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements which should provide a complete and accurate picture of a company ’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should also have in place a procedure for assuring annually the independence of the auditor.

Capital structure, mergers, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emption rights are a key protection for shareholders against the dilution of their interests.

In assessing mergers, asset sales or other special transactions, BlackRock ’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own. Where the

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transaction involves related parties, we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders ’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We would expect any so-called ’shareholder rights plans’ being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.

Remuneration and benefits

BlackRock expects a company ’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly long-term shareholder returns. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We support incentive plans that pay out rewards earned over multiple and extended time periods. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions should be reasonable in light of market practice.

Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Social, ethical, and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental ( “SEE”) aspects of their businesses.

BlackRock expects companies to identify and report on the material, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management is dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and material economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

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We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General corporate governance matters

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and viability of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies helps shareholders assess whether the economic interests of shareholders have been protected and the quality of the board ’s oversight of management. BlackRock believes shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

BlackRock ’s oversight of its corporate governance activities

Oversight

BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes. This function is executed by a team of dedicated BlackRock employees without sales responsibilities (the “Corporate Governance Group”), and which is considered an investment function. BlackRock maintains three regional oversight committees (“Corporate Governance Committees”) for the Americas, Europe, the Middle East and Africa (EMEA) and Asia-Pacific, consisting of senior BlackRock investment professionals. All of the regional Corporate Governance Committees report to a Global Corporate Governance Oversight Committee, which is a risk-focused committee composed of senior representatives of the active and index equity investment businesses, the Deputy General Counsel, the Global Executive Committee member to whom the Corporate Governance Group reports and the head of the Corporate Governance Group. The Corporate Governance Committees review and approve amendments to their respective proxy voting guidelines (“Guidelines”) and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines. The Global Head leads the Corporate Governance Group to carry out engagement, voting and vote operations in a manner consistent with the relevant Corporate Governance Committee’s mandate. The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance. The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision.

BlackRock ’s Equity Policy Oversight Committee (EPOC) is informed of certain aspects of the work of the Global Corporate Governance Oversight Committee and the Corporate Governance Group.

Vote execution

BlackRock carefully considers proxies submitted to funds and other fiduciary accounts ( “Funds”) for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its Guidelines for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees. The Corporate Governance Committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

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In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers the decision generally will be made by a Fund’s portfolio managers and/or the Corporate Governance Group based on their assessment of the particular transactions or other matters at issue.

In certain markets, proxy voting involves logistical issues which can affect BlackRock ’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share- blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis. In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those Funds, on how best to maximize economic value in respect of a particular investment. Accordingly, portfolio managers retain full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item .

Conflicts management

BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock ’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates , a Fund or a Fund’s affiliates. Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

►	BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each Corporate Governance Committee’s jurisdiction.

►	The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context. The Corporate Governance Committees receive periodic reports regarding the specific votes cast by the Corporate Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Corporate Governance Committees.

►	BlackRock’s Global Corporate Governance Oversight Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees. The Global Corporate Governance Oversight Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.

►	BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities. In addition, BlackRock maintains procedures intended to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder. Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise

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ensure that proxy-related client service levels are met. The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

►	In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock ’s approach is driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions. In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Voting guidelines

The issue-specific voting Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review.

As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting

We report our proxy voting activity directly to clients and publically as required. In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

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PART C. OTHER INFORMATION

Item 28. Exhibits.

Exhibit Number			Description

1	(a)	—	Articles of Incorporation of Registrant.(a)

1	(b)	—	Form of Articles Supplementary of Registrant.(b)

1	(c)	—	Form of Articles of Amendment of Registrant.(c)

1	(d)	—	Form of Articles Supplementary of Registrant.(d)

1	(e)	—	Form of Articles Supplementary of Registrant.(e)

1	(f)	—	Form of Articles Supplementary of Registrant.(f)

1	(g)	—	Articles Supplementary to Registrant’s Articles of Incorporation relating to the redesignation of shares of common stock as Merrill Lynch Basic Value Focus Fund
Common Stock, Merrill Lynch World Income Focus Fund Common Stock, Merrill Lynch
Global Utility Focus Fund Common Stock and Merrill Lynch International Equity Focus
Fund Common Stock.(o)

1	(h)	—	Articles Supplementary to Registrant’s Articles of Incorporation relating to the designation of shares of common stock as Merrill Lynch Developing Capital Markets Focus Fund
Common Stock, Merrill Lynch International Bond Fund Common Stock and Merrill Lynch
Intermediate Government Bond Fund Common Stock.(p)

1	(i)	—	Articles Supplementary to Registrant’s Articles of Incorporation relating to the designation of shares of common stock as Merrill Lynch Index 500 Fund Common Stock.(q)

1	(j)	—	Form of Articles of Amendment to Registrant’s Articles of Incorporation relating to the reclassification of Merrill Lynch Flexible Strategy Fund Common Stock as Merrill Lynch
Global Strategy Focus Fund Common Stock, the reclassification of the Merrill Lynch
International Bond Fund Common Stock as Merrill Lynch World Income Focus Fund
Common Stock, the change in name of the class of shares of common stock designated as
Merrill Lynch Intermediate Government Bond Fund to Merrill Lynch Government Bond
Fund, and the change in the name of the class of shares of common stock designated as
Merrill Lynch World Income Focus Fund to Merrill Lynch Global Bond Focus Fund.(r)

1	(k)	—	Form of Articles of Amendment to Registrant’s Articles of Incorporation relating to designation of Class A and Class B shares.(s)

1	(l)	—	Form of Articles of Amendment redesignating the Class A and Class B Shares of the Equity
Growth Fund as Class A and Class B Shares of the Special Value Focus Fund.(u)

1	(m)	—	Form of Articles Supplementary to Registrant’s Articles of Incorporation relating to the designation of shares of common stock as Merrill Lynch Global Growth Focus Fund
Common Stock and Merrill Lynch Capital Focus Fund.(v)
C-1

Exhibit Number			Description

1	(n)	—	Form of Articles Supplementary to Registrant’s Articles of Incorporation relating to the designation of shares of common stock as Merrill Lynch Fundamental Growth Focus Fund
Common Stock and a change in the amount of Class A Shares of the Merrill Lynch Basic
Value Focus Fund, Merrill Lynch High Current Income Fund, and Merrill Lynch Prime
Bond Fund.(e)

1	(o)	—	Form of Articles Supplementary to Registrant’s Articles of Incorporation relating to the designation of shares of common stock as Merrill Lynch Focus Twenty Select Fund.(x)

1	(p)	—	Form of Articles Supplementary to Registrant’s Articles of Incorporation relating to the designation of shares of common stock as Merrill Lynch Capital Focus Fund, Merrill Lynch
Special Value Focus Fund, Merrill Lynch Global Utility Focus Fund, Merrill Lynch Global
Strategy Focus Fund and Merrill Lynch Quality Equity Fund.(z)

1	(q)	—	Form of Articles Supplementary to Registrant’s Articles of Incorporation relating to a change in the amount of Class A Shares of the Merrill Lynch Core Bond Focus Fund and a
change in the amount of Class A Shares of the Merrill Lynch Large Cap Core Focus
Fund.(aa)

1	(r)	—	Form of Articles Supplementary to Registrant’s Articles of Incorporation relating to a change in the amount of Class A Shares of the Merrill Lynch Large Cap Value Focus Fund
and a change in the amount of Class B Shares of the Merrill Lynch Large Cap Value Focus
Fund.(bb)

1	(s)	—	Form of Articles Supplementary to Registrant’s Articles of Incorporation relating to changes in the names of the classes of shares of common stock of all Funds.(cc)

1	(t)	—	Form of Articles Supplementary to Registrant’s Articles of Incorporation relating to a change in the amount of Class A Shares of the Merrill Lynch Domestic Money Market V.I.
Fund and a change in the amount of Class A Shares of the Merrill Lynch Government Bond
V.I. Fund.(dd)

1	(u)	—	Articles of Amendment to Articles Supplementary.(ee)

1	(v)	—	Articles Supplementary relating to the designation of Class III shares.(ee)

1	(w)	—	Articles Supplementary relating to the designation of shares of common stock as Merrill
Lynch International Value V.I. Fund common stock and Merrill Lynch Large Cap Growth
V.I. Fund common stock.(ee)

1	(x)	—	Articles of Amendment relating to renaming certain series.(nn)

1	(y)	—	Articles of Amendment relating to renaming certain series.(pp)

1	(z)	—	Articles of Amendment relating to renaming certain series.(tt)

1	(aa)	—	Articles of Amendment relating to renaming certain series.(xx)

1	(bb)	—

Articles Supplementary relating to the designation of shares of common stock as BlackRock iShares® Alternative Strategies V.I. Fund, BlackRock iShares® Dynamic Allocation V.I. Fund, BlackRock iShares® Dynamic Fixed Income V.I. Fund and BlackRock iShares® Equity Appreciation V.I. Fund.(ccc)

1	(cc)	—	Articles of Amendment relating to renaming certain series.(ooo)

2		—	Amended and Restated By-Laws of Registrant.(hh)

3	(a)	—	Specimen certificate for shares of common stock of Registrant.(h)

3	(b)	—	Instruments Defining Rights of Shareholders. Incorporated by reference to Exhibits 1 and 2 above.

4	(a)	—	Investment Advisory Agreement for BlackRock Large Cap Value V.I. Fund.(gg),(ww)

4	(b)	—	Investment Advisory Agreement for BlackRock Variable Series Funds, Inc.(gg)
C-2

Exhibit Number			Description

4	(c)	—	Form of Sub-Advisory Agreement between the Manager and BlackRock International
Limited.(ii)

4	(d)	—	Amendment No. 1 to the Investment Advisory Agreement between the Registrant and BlackRock Advisors, LLC.(uu)

4	(e)	—	Form of Sub-Advisory Agreement between the Manager and BlackRock (Hong Kong) Limited.(yy)

4	(f)	—	Form of Sub-Advisory Agreement between the Manager and BlackRock (Singapore) Limited.(zz)

4	(g)	—	Form of Sub-Advisory Agreement between the Manager and BlackRock International Limited with respect to BlackRock Managed Volatility V.I. Fund.(bbb)

4	(h)	—	Form of Amendment No. 2 to the Investment Advisory Agreement between the Registrant and BlackRock Advisors, LLC with respect to BlackRock iShares® Alternative Strategies V.I. Fund, BlackRock iShares® Dynamic Allocation V.I. Fund, BlackRock iShares® Dynamic Fixed Income V.I. Fund and BlackRock iShares® Equity Appreciation V.I. Fund.(eee)

4	(i)	—	Form of Investment Management Agreement between BlackRock Advisors, LLC and iShares Alternative Strategies V.I. Fund (Cayman).(kkk)

4	(j)	—	Form of Investment Management Agreement between BlackRock Advisors, LLC and iShares Dynamic Allocation V.I. Fund (Cayman).(lll)

5	(a)	—	Amended and Restated Distribution Plan for Class II Shares of the Registrant between the Registrant and BlackRock Investments, LLC (formerly, BlackRock Investments, Inc.) (the “Distributor”).(mmm)

5	(b)	—	Amended and Restated Distribution Plan for Class III Shares of the Registrant between the Registrant and the Distributor.(nnn)

6		—	None.

7	(a)	—	Form of Custodian Agreement with the Bank of New York.(m)

7	(b)	—	Form of Custodian Agreement with Brown Brothers Harriman & Co.(t)

7	(c)	—	Form of Custody Agreement with the Bank of New York Mellon.(jjj)

8	(a)	—	Form of Third Amended and Restated Securities Lending Agency Agreement between the Registrant and BlackRock Investment Management, LLC.(qq)

8	(b)	—	Form of Transfer Agency and Shareholder Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc.(fff)

8	(c)	—	Form of Administration and Accounting Services Agreement between BlackRock Capital Appreciation Fund, Inc. and BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.).(ff)

8	(d)	—

Form of Joinder and Amendment to Administration and Accounting Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.).(ggg)

8	(e)	—	Form of Second Amended and Restated Credit Agreement among the Registrant, a syndicate of banks and certain other parties.(rr)

8	(f)	—	Form of Seventh Amended and Restated Expense Limitation Agreement, by and between the Registrant and BlackRock Advisors, LLC, among others.(ss)

8	(g)	—	Form of Amended Accounting Support Services Agreement between the Registrant and BlackRock Advisors, LLC.(ppp)

9		—	Opinion of Counsel (filed with Rule 24F-2 Notice).

10		—	Consent of Deloitte & Touche LLP.*

11		—	None.

12		—	None.

C-3

Exhibit Number			Description

13	(a)	—	Form of Distribution Plan relating to Class II Shares.(kk)

13	(b)	—	Form of Distribution Plan relating to Class III Shares.(ll)

14		—	Rule 18f-3 Plan, as revised.(w)

15	(a)	—	Code of Ethics of Registrant.(i)

15	(b)	—	Code of Ethics of BlackRock Investments, LLC.(mm)

15	(c)	—	Code of Ethics of BlackRock Advisors, LLC.(hhh)

16		—	Power of Attorney.(oo)

*	Filed herewith.

(a)	Incorporated by reference to Exhibit 1 to the Registrant’s Registration Statement on Form N-1A (the “Registration Statement”).

(b)	Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 1 to the Registration Statement.

(c)	Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 7 to the Registration Statement.

(d)	Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 10 to the Registration Statement.

(e)	Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 12 to the Registration Statement.

(f)	Incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 16 to the Registration Statement (“Post-Effective Amendment No. 16”).

(h)	Incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 4 to the Registration Statement (“Post-Effective Amendment No. 4”).

(i)	Incorporated by reference to Exhibit 15(a) to Post-Effective No. 48 to the Registration Statement on Form N-1A of BlackRock Value Opportunities Fund, Inc. (File No. 2-60836), filed on July 28, 2014.

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(m)	Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 2 to the Registration Statement.

(o)	Incorporated by reference to Exhibit 1(g) to Post-Effective Amendment No. 20 to the Registration Statement.

(p)	Incorporated by reference to Exhibit 1(h) to Post-Effective Amendment No. 21 to the Registration Statement.

(q)	Incorporated by reference to Exhibit 1(i) to Post-Effective Amendment No. 26 to the Registration Statement.

(r)	Incorporated by reference to Exhibit 1(j) to Post-Effective Amendment No. 26 to the Registration Statement.

(s)	Incorporated by reference to Exhibit 1(k) to Post-Effective Amendment No. 27 to the Registration Statement.

(t)	Incorporated by reference to Exhibit 7 to Amendment No. 2 to the Registration Statement on Form N-1A of Master Large Cap Series Trust (File No. 811-09739), filed on January 30, 2002.

(u)	Incorporated by reference to Exhibit 1(l) to Post-Effective Amendment No. 28 to the Registration Statement.

(v)	Incorporated by reference to Exhibit 1(m) to Post-Effective Amendment No. 30 to the Registration Statement.

(w)	Incorporated by reference to Exhibit 14 to Post-Effective Amendment No. 44 to the Registration Statement.

(x)	Incorporated by reference to Exhibit 1(o) to Post-Effective Amendment No. 35 to the Registration Statement.

(z)	Incorporated by reference to Exhibit 1(p) to Post-Effective Amendment No. 38 to the Registration Statement.

(aa)	Incorporated by reference to Exhibit 1(q) to Post-Effective Amendment No. 38 to the Registration Statement.

(bb)	Incorporated by reference to Exhibit 1(r) to Post-Effective Amendment No. 38 to the Registration Statement.

(cc)	Incorporated by reference to Exhibit 1(s) to Post-Effective Amendment No. 39 to the Registration Statement.

(dd)	Incorporated by reference to Exhibit 1(t) to Post-Effective Amendment No. 39 to the Registration Statement.

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(ee)	Incorporated by reference to Exhibits 1(u), 1(v) and 1(w) to Post-Effective Amendment No. 44 to the Registration Statement.

(ff)

Incorporated by reference to Exhibit 8(g) to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of BlackRock Capital Appreciation Fund, Inc. (File No. 33-47875), filed on January 28, 2013.

(gg)	Incorporated by reference to the same numbered Exhibit to Post-Effective Amendment No. 48 to the Registration Statement.

(hh)	Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 50 to the Registration Statement.

(ii)	Incorporated by reference to Exhibit 4(f) to Post-Effective Amendment No. 50 to the Registration Statement.

(kk)	Incorporated by reference to Exhibit 13(a) to Post-Effective Amendment No. 50 to the Registration Statement.

(ll)	Incorporated by reference to Exhibit 13(b) to Post-Effective Amendment No. 50 to the Registration Statement.

(mm)	Incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of BlackRock Value Opportunities Fund, Inc. (File No. 2-60836), filed on July 28, 2014.

(nn)	Incorporated by reference to Exhibit 1(x) to Post-Effective Amendment No. 52 to the Registration Statement.

(oo)	Incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A of BlackRock Mid Cap Value Opportunities Series, Inc. (File No. 33-53887) filed on May 26, 2015.

(pp)	Incorporated by reference to Exhibit 1(y) to Post-Effective Amendment No. 53 to the Registration Statement.

(qq)	Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 41 of the Registration Statement on Form N-1A of BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust (File No. 2-96581), filed on January 26, 2015.

(rr)	Incorporated by reference to Exhibit h(13) to Amendment No. 67 to the Registration Statement of Form N-1A of Master Investment Portfolio (Registration No. 811-08162), filed on April 29, 2015.

(ss)	Incorporated by reference to Exhibit 8(f) of Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A of Funds for Institutions Series (File No. 33-14190), filed on August 26, 2015.

C-6

(tt)	Incorporated by reference to Exhibit 1(z) to Post-Effective Amendment No. 57 to the Registration Statement.

(uu)	Incorporated by reference to Exhibit 4(g) to Post-Effective Amendment No. 57 to the Registration Statement.

(ww)	Incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 60 to the Registration Statement.

(xx)	Incorporated by reference to Exhibit 1(aa) to Post-Effective Amendment No. 63 to the Registration Statement.

(yy)	Incorporated by reference to Exhibit 4(g) to Post-Effective Amendment No. 63 to the Registration Statement.

(zz)	Incorporated by reference to Exhibit 4(h) to Post-Effective Amendment No. 63 to the Registration Statement.

(bbb)	Incorporated by reference to Exhibit 4(j) to Post-Effective Amendment No. 63 to the Registration Statement.

(ccc)	Incorporated by reference to Exhibit 1(bb) to Post-Effective Amendment No. 67 to the Registration Statement.

(eee)	Incorporated by reference to Exhibit 4(k) to Post-Effective Amendment No. 69 to the Registration Statement.

(fff)	Incorporated by reference to Exhibit 8(a) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of BlackRock Series Funds, Inc. (File No. 2-69062), filed on April 18, 2014.

(ggg)	Incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No. 148 to the Registration Statement on Form N-1A of BlackRock Funds II (File No. 333-142592), filed on January 28, 2015.

(hhh)

Incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of BlackRock Value Opportunities Fund, Inc. (File No. 2-60836), filed on July 28, 2014.

(iii)	Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 72 to the Registration Statement.

(jjj)

Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 52 of the Registration Statement on Form N-1A of BlackRock Total Return Fund of BlackRock Bond Fund, Inc. (File No. 2-62329) filed on January 28, 2013.

(kkk)	Incorporated by reference to Exhibit 4(l) to Post-Effective Amendment No. 73 to the Registration Statement.

(lll)	Incorporated by reference to Exhibit 4(m) to Post-Effective Amendment No. 73 to the Registration Statement.

(mmm)	Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 75 to the Registration Statement.

(nnn)	Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 75 to the Registration Statement.

(ooo)	Incorporated by reference to Exhibit 1(cc) to Post-Effective Amendment No. 79 to the Registration Statement.

(ppp)	Incorporated by reference to Exhibit 8(g) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A of BlackRock Natural Resources Trust (File No. 2-97095), filed on November 24, 2015.

Item 29. Persons Controlled by or under Common Control with Registrant.

      The Registrant, through the BlackRock iShares® Alternative Strategies V.I. Fund, BlackRock iShares® Dynamic Allocation V.I. Fund, and BlackRock Global Allocation V.I. Fund, wholly owns and controls the iShares Alternative Strategies V.I. Fund (Cayman), the iShares Dynamic Allocation V.I. Fund (Cayman) and the BlackRock Cayman Global Allocation V.I. Fund I, Ltd. (each a “Subsidiary” and, collectively, the “Subsidiaries”), respectively. Each subsidiary is a company organized under the laws of the Cayman Islands. The Registrant does not control any other persons, except that substantially all of Registrant’s issued and outstanding shares are and will be held by Transamerica Advisors Life Insurance Company, Transamerica Advisors Life Insurance Company of New York and Family Life Insurance Company for their Separate Accounts, the Registrant is not under common control with any other person.

C-7

Item 30. Indemnification.

     Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a “corporate representative”) of the Registrant, except a proceeding brought by or on behalf of the Registrant, the Registrant may indemnify the corporate representative against expenses, including attorneys’ fees and judgments, fines and amounts paid in settlement actually and reasonably incurred by the corporate representative in connection with the proceeding, if; (i) he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant; and (ii) with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The Registrant is also authorized under Section 2-418 of the Maryland General Corporation Law to indemnify a corporate representative under certain circumstances against expenses incurred in connection with the defense of a suit or action by or in the right of the Registrant. Under each Distribution Agreement, the Registrant has agreed to indemnify the Distributor against any loss, liability, claim, damage or expense arising out of any untrue statement of a material fact, or an omission to state a material fact, in any registration statement, prospectus or report to shareholders of the Registrant. Reference is made to Article VI of Registrant’s Certificate of Incorporation, Article VI of Registrant’s By-laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of each Distribution Agreement.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the “SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     Article IV, Section 1 of the Registrant’s Bylaws provides:

     Section 1. No Personal Liability of Directors or Officers. No Director, advisory board member or officer of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Fund or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the assets of the Fund for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any Director, advisory board member or officer, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, such person shall not, on account thereof, be held to any personal liability. Any repeal or modification of the Charter or this Article IV Section 1 shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

C-8

     Article IV, Section 2 of the Registrant’s Bylaws further provides:

     Section 2. Mandatory Indemnification.

     The Fund hereby agrees to indemnify each person who is or was a Director, advisory board member or officer of the Fund (each such person being an “Indemnitee”) to the full extent permitted under applicable law against any and all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and legal fees and expenses reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while acting in any capacity set forth in this Article IV by reason of having acted in any such capacity, whether such liability or expense is asserted before or after service, except with respect to any matter as to which such person shall not have acted in good faith in the reasonable belief that his or her action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which such person shall have had reasonable cause to believe that the conduct was unlawful; provided, however, that no Indemnitee shall be indemnified hereunder against any liability to any person or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of the Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee (A) was authorized by a majority of the Directors or (B) was instituted by the Indemnitee to enforce his or her rights to indemnification hereunder in a case in which the Indemnitee is found to be entitled to such indemnification. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Fund, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

     Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such Indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (A) a majority vote of a quorum of those Directors who are both Independent Directors and not parties to the proceeding (“Independent Non-Party Directors”), that the Indemnitee is entitled to indemnification hereunder, or (B) if such quorum is not obtainable or even if obtainable, if such majority so directs, a Special Counsel in a written opinion concludes that the Indemnitee should be entitled to indemnification hereunder.

     Notwithstanding the foregoing, to the extent that an Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

     The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder, to the full extent permitted under applicable law, only if the Fund receives a written affirmation by the Indemnitee of the Indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking by the Indemnitee to reimburse the Fund if it shall ultimately be determined that the standards of conduct necessary for indemnification have not been met. In addition, at least one of the following conditions must be met: (i) the Indemnitee shall provide adequate security for his or her undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of the Independent Non-Party Directors, or if such quorum is not obtainable or even if obtainable, if a majority vote of such quorum so direct, Special Counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

C-9

     The rights accruing to any Indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under the Charter, these Bylaws or any statute, insurance policy, agreement, vote of Shareholders or Independent Directors or any other right to which such person may be lawfully entitled.

     Subject to any limitations provided by the 1940 Act and the Charter, the Fund shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Fund or serving in any capacity at the request of the Fund to the full extent permitted for corporations organized under the corporations laws of the state in which the Fund was formed, provided that such indemnification has been approved by a majority of the Directors.

     Any repeal or modification of the Charter or Section 2 of this Article IV shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

     Article IV, Section 4 of the Registrant’s Bylaws further provides:

     Section 4. Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IV or the Charter shall continue as to a person who has ceased to be a Director, advisory board member or officer and shall inure to the benefit of the heirs, executors and personal and legal representatives of such a person.

     Article IV, Section 5 of the Registrant’s Bylaws further provides:

     Insurance. The Directors may maintain insurance for the protection of the Fund’s property, the Shareholders, Directors, officers, employees and agents in such amount as the Directors shall deem adequate to cover possible tort liability, and such other insurance as the Directors in their sole judgment shall deem advisable or is required by the 1940 Act. The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or director of the Registrant.

     Indemnification of BlackRock Advisors, LLC is provided for in Section 13 of the Third Amended and Restated Securities Lending Agency Agreement incorporated herein by reference as Exhibit 8(a).

C-10

Item 31. Business and Other Connections of the Investment Adviser.

(a) BlackRock Advisors, LLC is an indirect wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, LLC was organized in 1994 for the purpose of providing advisory services to investment companies. The list required by this Item 31 of officers and directors of BlackRock Advisors, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock Advisors, LLC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47710).

(b) BlackRock International Limited (“BIL”) acts as sub-adviser for a number of affiliated registered investment companies advised by BlackRock Advisors, LLC. The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of BIL is 40 Torphichen Street, Edinburgh, United Kingdom, EH3 8JB. The list required by this Item 26 about officers and directors of BIL, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BIL pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-51807).

(c) BlackRock (Hong Kong) Limited (“BHK”) is a wholly-owned subsidiary of BlackRock, Inc. BHK currently offers investment advisory services to pooled investment vehicles, corporations or other businesses and government agencies or quasi-government agencies. The information required by this Item 31 about officers and directors of BHK, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BHK pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-76927).

(d) BlackRock (Singapore) Limited (“BRS”) is a wholly-owned subsidiary of BlackRock, Inc. BRS currently offers investment advisory services to pooled investment vehicles, state or municipal government entities and insurance companies. The information required by this Item 31 about officers and directors of BRS, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BRS pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-76926).

C-11

Item 32. Principal Underwriters.

(a) BlackRock Investments, LLC (“BRIL”) acts as the principal underwriter or placement agent, as applicable, for each of the following open-end registered investment companies, including the Registrant:

BBIF Government Securities Fund	BlackRock Multi-State Municipal Series Trust
BBIF Money Fund	BlackRock Municipal Bond Fund, Inc.
BBIF Tax-Exempt Fund	BlackRock Municipal Series Trust
BBIF Treasury Fund	BlackRock Natural Resources Trust
BIF Government Securities Fund	BlackRock Pacific Fund, Inc.
BIF Money Fund	BlackRock Series Fund, Inc.
BIF Multi-State Municipal Series Trust	BlackRock Series, Inc.
BIF Tax-Exempt Fund	BlackRock Strategic Global Bond Fund, Inc.
BIF Treasury Fund	BlackRock Value Opportunities Fund, Inc.
BlackRock Allocation Target Shares	BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital Fund, Inc.	FDP Series, Inc.
BlackRock Basic Value Fund, Inc.	Funds for Institutions Series
BlackRock Bond Fund, Inc.	iShares, Inc.
BlackRock California Municipal Series Trust	iShares Trust
BlackRock Capital Appreciation Fund, Inc.	iShares U.S. ETF Trust
BlackRock CoRI Funds	Managed Account Series
BlackRock Emerging Markets Fund, Inc.	Master Basic Value LLC
BlackRock Equity Dividend Fund	Master Bond LLC
BlackRock EuroFund	Master Focus Growth LLC
BlackRock Financial Institutions Series Trust	Master Government Securities LLC
BlackRock Focus Growth Fund, Inc.	Master Institutional Money Market LLC
BlackRock Funds	Master Investment Portfolio
BlackRock Funds II	Master Large Cap Series LLC
BlackRock Funds III	Master Money LLC
BlackRock Global Allocation Fund, Inc.	Master Tax-Exempt LLC
BlackRock Global SmallCap Fund, Inc.	Master Treasury LLC
BlackRock Index Funds, Inc.	Master Value Opportunities LLC
BlackRock Large Cap Series Funds, Inc.	Quantitative Master Series LLC
BlackRock Latin America Fund, Inc.	Ready Assets Government Liquidity Fund
BlackRock Liquidity Funds	Ready Assets U.S.A. Government Money Fund
BlackRock Long-Horizon Equity Fund	Ready Assets U.S. Treasury Money Fund
BlackRock Master LLC	Retirement Series Trust
BlackRock Mid Cap Value Opportunities Series, Inc.

C-12

BRIL also acts as the distributor or placement agent for the following closed-end registered investment companies:

BlackRock Corporate High Yield Fund, Inc.

BlackRock Debt Strategies Fund, Inc.

BlackRock Floating Rate Income Strategies Fund, Inc.

BlackRock Health Sciences Trust
BlackRock Limited Duration Income Trust

BlackRock Preferred Partners LLC

BRIL provides numerous financial services to BlackRock-advised funds and is the distributor of BlackRock’s open-end funds. These services include coordinating and executing Authorized Participation Agreements, preparing, reviewing and providing advice with respect to all sales literature and responding to Financial Industry Regulatory Authority comments on marketing materials.

(b) Set forth below is information concerning each director and officer of BRIL. The principal business address of each such person is 40 East 52nd Street, New York, New York 10022.

Position(s) and Office(s)
Name	Position(s) and Office(s) with BRIL	with Registrant
Joseph Linhares	Chairman, Chief Executive Officer and Managing Director	None
Anne Ackerley	Managing Director	None
Matthew Mallow	General Counsel and Senior Managing Director	None
Ned Montenecourt	Chief Compliance Officer and Director	None
Saurabh Pathak	Chief Financial Officer and Director	None
Robert Crothers	Chief Operating Officer	None
Brenda Sklar	Managing Director	None
Lisa Hill	Managing Director	None
Joseph Craven	Managing Director	None
Terri Slane	Director and Assistant Secretary	None
Lourdes Sanchez	Associate	None
Chris Nugent	Director	None
Michael Bishopp	Managing Director	None
John Diorio	Director	None
Robert Fairbairn	Member, Board of Managers	Director
Francis Porcelli	Member, Board of Managers	None
Richard Prager	Member, Board of Managers	None
Christopher Vogel	Member, Board of Managers	None

     (c) Not applicable.

C-13

Item 33. Location of Accounts and Records.

     All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder are maintained at the offices of:

     (a) Registrant, 100 Bellevue Parkway, Wilmington, Delaware 19809.

     (b) BlackRock Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406 and FAM Distributors, Inc., 800 Scudders Mill Road, Plainsboro, New Jersey 08536 (records relating to functions as former distributors).

     (c) BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment adviser).

     (d) BlackRock Investment Management, LLC, 1 University Square Drive, Princeton, New Jersey, 08540 (records relating to its functions as former sub-adviser).

     (e) BlackRock Financial Management, Inc., 55 East 52nd Street, New York, New York 10055 (records relating to its functions as former sub-adviser).

     (f) BlackRock Institutional Management Corporation, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as former sub-adviser).

     (g) BlackRock Investment Management International Ltd., 33 King William Street, London, EC4R 9AS, United Kingdom (records relating to its functions as former sub-adviser).

     (h) BlackRock Asset Management U.K. Limited, 33 King William Street, London EC4R 9AS, England (records relating to its functions as former sub-adviser).

     (i) BlackRock International Limited, Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom (records relating to its functions as sub-adviser).

     (j) BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as transfer agent, dividend disbursing agent, and accounting agent).

     (k) BlackRock Investments, LLC, 40 East 52nd Street, New York, New York 10022 (records relating to functions as distributors and placement agent, as applicable).

     (l) State Street Bank and Trust Company, 100 Summer Street, Boston, Massachusetts 02110 (records relating to its functions as former accounting agent).

     (m) BlackRock Asset Management North Asia Limited, 16/F, 2 Queen’s Road, Cheung Kong Center, Hong Kong (records relating to its functions as sub-adviser).

     (n) BlackRock (Singapore) Limited, 20 Anson Road #18-01, 079912 Singapore (records relating to its functions as sub-adviser).

     (o) The Bank of New York Mellon, One Wall Street, New York, New York 10286 (records relating to its functions as custodian).

     (p) Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 (records relating to its functions as custodian).

C-14

Item 34. Management Services.

     Other than as set forth in the Prospectus constituting Part A of the Registration Statement and under the captions “Management of the Company” and “Investment Advisory Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 35. Undertakings.

     The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest annual report to shareholders, upon request, and without charge.

     The Company hereby undertakes to comply with the restrictions on indemnification set forth in Investment Company Act Release No. IC-11330, September 2, 1980.

C-15

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for the effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on April 14, 2016.

BLACKROCK VARIABLE SERIES FUNDS, INC.
(registrant)

By:	/s/ JOHN M. PERLOWSKI
(John M. Perlowski,
President and Chief Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John M. Perlowski	Director, President and Chief Executive Officer	April 14, 2016
(John M. Perlowski)	(Principal Executive Officer)

/s/ Neal J. Andrews	Chief Financial Officer (Principal	April 14, 2016
(Neal J. Andrews)	Financial and Accounting Officer)

James H. Bodurtha*	Director
(James H. Bodurtha)

Bruce R. Bond*	Director
(Bruce R. Bond)

Valerie G. Brown*	Director
(Valerie G. Brown)

Donald W. Burton*	Director
(Donald W. Burton)

Stuart E. Eizenstat*	Director
(Stuart E. Eizenstat)

Kenneth A. Froot*	Director
(Kenneth A. Froot)

Robert M. Hernandez*	Director
(Robert M. Hernandez)

John F. O’Brien*	Director
(John F. O’Brien)

Donald C. Opatrny*	Director
(Donald C. Opatrny)

Roberta Cooper Ramo*	Director
(Roberta Cooper Ramo)

David H. Walsh*	Director
(David H. Walsh)

Fred G. Weiss*	Director
(Fred G. Weiss)

Robert Fairbairn*	Director
(Robert Fairbairn)

Henry Gabbay*	Director
(Henry Gabbay)

*By: /s/ Benjamin Archibald
(Benjamin Archibald, Attorney-In-Fact)		April 14, 2016

C-16

BlackRock Cayman Global Allocation V.I. Fund I, Ltd. has duly caused this Registration Statement of BlackRock Variable Series Funds, Inc., with respect only to information that specifically relates to BlackRock Cayman Global Allocation V.I. Fund I, Ltd., to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on April 14, 2016.

BLACKROCK CAYMAN GLOBAL ALLOCATION V.I. FUND I, LTD.

By:	/s/ JOHN M. PERLOWSKI
John M. Perlowski Director

This Registration Statement of BlackRock Variable Series Funds, Inc., with respect only to information that specifically relates to BlackRock Cayman Global Allocation V.I. Fund I, Ltd., has been signed below by the following persons in the capacities on the dates indicated:

Signature	Title	Date

/s/ John M. Perlowski	Director, BlackRock Cayman Global	April 14, 2016
John M. Perlowski	Allocation V.I. Fund I, Ltd.

/s/ Neal Andrews	Director, BlackRock Cayman Global	April 14, 2016
Neal Andrews	Allocation V.I. Fund I, Ltd.

C-17

iShares Alternative Strategies V.I. Fund (Cayman) has duly caused this Registration Statement of BlackRock Variable Series Funds, Inc., with respect only to information that specifically relates to iShares Alternative Strategies V.I. Fund (Cayman), to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on April 14, 2016.

ISHARES ALTERNATIVE STRATEGIES V.I. FUND (CAYMAN)

By:	/s/ JOHN M. PERLOWSKI
John M. Perlowski Director

This Registration Statement of BlackRock Variable Series Funds, Inc., with respect only to information that specifically relates to iShares Alternative Strategies V.I. Fund (Cayman), has been signed below by the following persons in the capacities on the dates indicated:

Signature	Title	Date

/s/ John M. Perlowski	Director, iShares Alternative Strategies V.I.	April 14, 2016
John M. Perlowski	Fund (Cayman)

/s/ Neal Andrews	Director, iShares Alternative Strategies V.I.	April 14, 2016
Neal Andrews	Fund (Cayman)
C-18

iShares Dynamic Allocation V.I. Fund (Cayman) has duly caused this Registration Statement of BlackRock Variable Series Funds, Inc., with respect only to information that specifically relates to iShares Dynamic Allocation V.I. Fund (Cayman), to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on April 14, 2016.

ISHARES DYNAMIC ALLOCATION V.I. FUND (CAYMAN)

By:	/s/ JOHN M. PERLOWSKI
John M. Perlowski Director

This Registration Statement of BlackRock Variable Series Funds, Inc., with respect only to information that specifically relates to iShares Dynamic Allocation V.I. Fund (Cayman), has been signed below by the following persons in the capacities on the dates indicated:

Signature	Title	Date

/s/ John M. Perlowski	Director, iShares Dynamic Allocation V.I. Fund	April 14, 2016
John M. Perlowski	(Cayman)

/s/ Neal Andrews	Director, iShares Dynamic Allocation V.I. Fund	April 14, 2016
Neal Andrews	(Cayman)

C-19

EXHIBIT INDEX

Exhibit Number	Description
10	Consent of Deloitte & Touche LLP, independent registered public accounting firm.